SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.   20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 30, 1999


RESIDENTIAL ASSET SECURITIES CORPORATION (as seller under a Pooling and Servicing Agreement dated as of June 1, 1999 providing for, inter alia, the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 1999-RS2)


                   Residential Asset Securities Corporation
            (Exact name of registrant as specified in its charter)

      DELAWARE                333-30789               51-0362653
(State or Other Jurisdiction  (Commission             (I.R.S. Employer
of Incorporation)             File Number)            Identification No.)


8400 Normandale Lake Blvd.
Suite 600
Minneapolis, Minnesota                    55437
(Address of Principal                     (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits:

            1. Pooling and Servicing Agreement, dated as of June 1, 1999 among Residential Asset Securities Corporation, as seller, Residential Funding Corporation, as master servicer and The First National Bank of Chicago, as trustee.

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          RESIDENTIAL ASSET SECURITIES
                                     CORPORATION


                                     By:
                             Name: Julie Steinhagen
                              Title: Vice President


Dated: July 14, 1999

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          RESIDENTIAL ASSET SECURITIES
                                     CORPORATION


                                     By:   /s/  Julie Steinhagen
                             Name: Julie Steinhagen
                              Title: Vice President


Dated: July 14, 1999

                                   EXHIBITS



                          RESIDENTIAL ASSET SECURITIES CORPORATION,

                                           Company,

                               RESIDENTIAL FUNDING CORPORATION,

                                       Master Servicer,

                                             and

                             THE FIRST NATIONAL BANK OF CHICAGO,

                                           Trustee




                               POOLING AND SERVICING AGREEMENT

                                   Dated as of June 1, 1999




                       Mortgage Asset-Backed Pass-Through Certificates

                                       Series 1999-RS2



                                       TABLE OF CONTENTS

                                                                                          Page

                                          ARTICLE I

                                         DEFINITIONS

               Section 1.01. Definitions.....................................................5
                      Accrued Certificate Interest...........................................5
                      Adjusted Mortgage Rate.................................................6
                      Adjustment Date........................................................6
                      Advance................................................................6
                      Affiliate..............................................................6
                      Agreement..............................................................6
                      Amount Held for Future Distribution....................................6
                      Appraised Value........................................................6
                      Arrearage..............................................................7
                      Assignment.............................................................7
                      Assignment Agreement...................................................7
                      Assignment of Proprietary Lease........................................7
                      Balloon Loan...........................................................7
                      Balloon Payment........................................................7
                      Bankruptcy Code........................................................7
                      Bankruptcy Loss........................................................7
                      Basis Risk Shortfall...................................................8
                      Basis Risk Shortfall Available Funds Cap Rate..........................8
                      Basis Risk Shortfall Carry-Forward Amount..............................8
                      Book-Entry Certificate.................................................8
                      Business Day...........................................................8
                      Cash Liquidation.......................................................8
                      Certificate............................................................8
                      Certificate Account....................................................8
                      Certificate Account Deposit Date.......................................9
                      Certificateholder or Holder............................................9
                      Certificate Insurer Premium............................................9
                      Certificate Insurer Premium Rate.......................................9
                      Certificate Owner......................................................9
                      Certificate Principal Balance..........................................9
                      Certificate Register and Certificate Registrar........................10
                      Class  ...............................................................10
                      Class A Certificates..................................................10
                      Class A Unpaid Interest Shortfall.....................................10
                      Class A-I Certificate.................................................10
                      Class A-I Unpaid Interest Shortfall...................................10
                      Class A-I-1 Certificate...............................................10


                                             (i)



                                                                                          Page

                      Class A-I-2 Certificate...............................................10
                      Class A-I-3 Certificate...............................................10
                      Class A-I-4 Certificate...............................................11
                      Class A-I-5 Certificate...............................................11
                      Class A-II Certificate................................................11
                      Class A-II Margin.....................................................11
                      Class A-II Unpaid Interest Shortfall..................................11
                      Class R Certificate...................................................11
                      Class R-I Certificate.................................................11
                      Class R-II Certificate................................................11
                      Class R-III Certificate...............................................12
                      Class R-IV Certificate................................................12
                      Class SB Certificates.................................................12
                      Class SB-I Certificate................................................12
                      Class SB-II Certificate...............................................12
                      Closing Date..........................................................12
                      Code   ...............................................................12
                      Compensating Interest.................................................12
                      Converted Mortgage Loan...............................................12
                      Cooperative...........................................................12
                      Cooperative Apartment.................................................13
                      Cooperative Lease.....................................................13
                      Cooperative Loans.....................................................13
                      Cooperative Stock.....................................................13
                      Cooperative Stock Certificate.........................................13
                      Corporate Trust Office................................................13
                      Curtailment...........................................................13
                      Custodial Account.....................................................13
                      Custodial Agreement...................................................13
                      Custodian.............................................................13
                      Cut-off Date..........................................................14
                      Cut-off Date Principal Balance........................................14
                      Debt Service Reduction................................................14
                      Deferred Interest.....................................................14
                      Deficiency Amount.....................................................14
                      Deficient Valuation...................................................14
                      Definitive Certificate................................................14
                      Deleted Mortgage Loan.................................................14
                      Delinquency Ratio.....................................................14
                      Delinquent............................................................15
                      Depository............................................................15
                      Depository Participant................................................15
                      Designated Subservicer................................................15
                      Destroyed Mortgage Note...............................................15


                                             (ii)



                                                                                          Page

                      Determination Date....................................................15
                      Disqualified Organization.............................................15
                      Distribution Date.....................................................16
                      Due Date..............................................................16
                      Due Period............................................................16
                      Eligible Account......................................................16
                      ERISA  ...............................................................17
                      Event of Default......................................................17
                      Excess Realized Loss..................................................17
                      Extraordinary Events..................................................17
                      FASIT  ...............................................................17
                      FDIC   ...............................................................18
                      FHLMC  ...............................................................18
                      Final Distribution Date...............................................18
                      FNMA   ...............................................................18
                      Foreclosure Profits...................................................18
                      Foreclosure Restricted Loan...........................................18
                      Fraud Losses..........................................................18
                      Gross Margin..........................................................18
                      Group I Available Distribution Amount.................................18
                      Group II Available Distribution Amount................................19
                      Group I Bankruptcy Amount.............................................19
                      Group II Bankruptcy Amount............................................20
                      Group I Cumulative Insurance Payments.................................20
                      Group II Cumulative Insurance Payments................................20
                      Group I Cut-off Date Balance..........................................20
                      Group II Cut-off Date Balance.........................................20
                      Group I Excess Bankruptcy Loss........................................20
                      Group II Excess Bankruptcy Loss.......................................20
                      Group I Excess Cash Flow..............................................20
                      Group II Excess Cash Flow.............................................20
                      Group I Excess Fraud Loss.............................................20
                      Group II Excess Fraud Loss............................................21
                      Group I Excess Loss...................................................21
                      Group II Excess Loss..................................................21
                      Group I Excess Overcollateralization Amount...........................21
                      Group II Excess Overcollateralization Amount..........................21
                      Group I Excess Special Hazard Loss....................................21
                      Group II Excess Special Hazard Loss...................................21
                      Group I Extraordinary Losses..........................................21
                      Group II Extraordinary Losses.........................................21
                      Group I Fraud Loss Amount.............................................21
                      Group II Fraud Loss Amount............................................22
                      Group I Interest Distribution Amount..................................22


                                            (iii)



                                                                                          Page

                      Group II Interest Distribution Amount.................................22
                      Group I Loan..........................................................23
                      Group II Loan.........................................................23
                      Group I Optional Termination Date.....................................23
                      Group II Optional Termination Date....................................23
                      Group I Overcollateralization Amount..................................23
                      Group II Overcollateralization Amount.................................23
                      Group I Overcollateralization Increase Amount.........................23
                      Group II Overcollateralization Increase Amount........................23
                      Group I Overcollateralization Reduction Amount........................23
                      Group II Overcollateralization Reduction Amount.......................24
                      Group I Pool Stated Principal Balance.................................24
                      Group II Pool Stated Principal Balance................................24
                      Group I Principal Distribution Amount.................................24
                      Group II Principal Distribution Amount................................25
                      Group I Required Overcollateralization Amount.........................25
                      Group II Required Overcollateralization Amount........................26
                      Group I Special Hazard Amount.........................................27
                      Group II Special Hazard Amount........................................27
                      Group I Stepdown Date.................................................28
                      Group II Stepdown Date................................................28
                      Group I Weighted Average Net Mortgage Rate............................28
                      Group II Weighted Average Net Mortgage Rate...........................28
                      HomeComings...........................................................29
                      Independent...........................................................29
                      Index  ...............................................................29
                      Initial Certificate Principal Balance.................................29
                      Insurance Account.....................................................29
                      Insurance Agreement...................................................29
                      Insurance Proceeds....................................................29
                      Insured Amount........................................................29
                      Insurer...............................................................29
                      Insurer Account.......................................................29
                      Insurer Default.......................................................29
                      Interest Accrual Period...............................................30
                      International Borrower................................................30
                      Late Collections......................................................30
                      Late Payment Rate.....................................................30
                      LIBOR  ...............................................................30
                      LIBOR Business Day....................................................30
                      LIBOR Rate Adjustment Date............................................30
                      Liquidation Proceeds..................................................30
                      Loan-to-Value Ratio...................................................31
                      Lockout Distribution Percentage.......................................31


                                             (iv)



                                                                                          Page

                      Maturity Date.........................................................31
                      Maximum Class A-II Rate...............................................31
                      Maximum Mortgage Rate.................................................31
                      Maximum Net Mortgage Rate.............................................31
                      Minimum Mortgage Rate.................................................31
                      Modified Mortgage Loan................................................31
                      Modified Net Mortgage Rate............................................32
                      Monthly Payment.......................................................32
                      Moody's...............................................................32
                      Mortgage..............................................................32
                      Mortgage File.........................................................32
                      Mortgage Loan Accrued Interest........................................32
                      Mortgage Loan Program.................................................32
                      Mortgage Loan Schedule................................................32
                      Mortgage Loans........................................................34
                      Mortgage Note.........................................................34
                      Mortgage Rate.........................................................34
                      Mortgaged Property....................................................34
                      Mortgagor.............................................................34
                      Neg Am Loan...........................................................34
                      Net Mortgage Rate.....................................................34
                      Non-Primary Residence Loans...........................................35
                      Non-United States Person..............................................35
                      Nonrecoverable Advance................................................35
                      Nonsubserviced Mortgage Loan..........................................35
                      Note Margin...........................................................35
                      Notice ...............................................................35
                      Notional Amount.......................................................35
                      Officers' Certificate.................................................35
                      Opinion of Counsel....................................................35
                      Outstanding Mortgage Loan.............................................35
                      Ownership Interest....................................................36
                      Pass-Through Rate.....................................................36
                      Paying Agent..........................................................37
                      Percentage Interest...................................................38
                      Periodic Cap..........................................................38
                      Permitted Investments.................................................38
                      Permitted Transferee..................................................39
                      Person ...............................................................39
                      Policy ...............................................................39
                      Prepayment Assumption.................................................39
                      Prepayment Interest Shortfall.........................................39
                      Prepayment Period.....................................................40
                      Primary Insurance Policy..............................................40


                                             (v)



                                                                                          Page

                      Principal Prepayment..................................................40
                      Principal Prepayment in Full..........................................40
                      Program Guide.........................................................40
                      Purchase Price........................................................40
                      Qualified Substitute Mortgage Loan....................................40
                      Rating Agency.........................................................41
                      Realized Loss.........................................................41
                      Record Date...........................................................42
                      Regular Interest......................................................42
                      Relief Act............................................................42
                      REMIC  ...............................................................42
                      REMIC Administrator...................................................42
                      REMIC I...............................................................42
                      REMIC I Regular Interest..............................................42
                      REMIC I Regular Interest I-LT1-I......................................43
                      REMIC I Regular Interest I-LT2-I......................................43
                      REMIC I Regular Interest I-LT3-I......................................43
                      REMIC I Regular Interest I-LT4-I......................................43
                      REMIC I Regular Interest I-LT5-I......................................43
                      REMIC I Regular Interest I-LT6-I......................................43
                      REMIC I Regular Interest I-LT7-I......................................43
                      REMIC I Remittance Rate...............................................44
                      REMIC II..............................................................44
                      REMIC II Regular Interest.............................................44
                      REMIC II Regular Interest II-LT1-II...................................44
                      REMIC II Regular Interest II-LT2-II...................................44
                      REMIC II Regular Interest II-LT3-II...................................45
                      REMIC II Remittance Rate..............................................45
                      REMIC III Group I Required Overcollateralization Amount...............45
                      REMIC III Group II Required Overcollateralization Amount..............45
                      REMIC III.............................................................45
                      REMIC III Regular Interest............................................45
                      REMIC III Regular Interest III-LT1-I..................................45
                      REMIC III Regular Interest III-LT2-I..................................45
                      REMIC III Regular Interest III-LT3-I..................................46
                      REMIC III Regular Interest III-LT4-I..................................46
                      REMIC III Regular Interest III-LT5-I..................................46
                      REMIC III Regular Interest III-LT6-I..................................46
                      REMIC III Regular Interest III-LT7-I..................................46
                      REMIC III Regular Interest III-LT1-II.................................46
                      REMIC III Regular Interest III-LT2-II.................................47
                      REMIC III Regular Interest III-LT3-II.................................47
                      REMIC III Regular Interest III-LT2-SI.................................47
                      REMIC III Regular Interest III-LT3-SI.................................47


                                             (vi)



                                                                                          Page

                      REMIC III Regular Interest III-LT4-SI.................................47
                      REMIC III Regular Interest III-LT5-SI.................................47
                      REMIC III Regular Interest III-LT6-SI.................................47
                      REMIC III Regular Interest III-LT2-SII................................47
                      REMIC III Remittance Rate.............................................47
                      REMIC IV..............................................................48
                      REMIC IV Certificate..................................................48
                      REMIC IV Regular Certificate..........................................48
                      REMIC Provisions......................................................48
                      REO Acquisition.......................................................48
                      REO Disposition.......................................................49
                      REO Imputed Interest..................................................49
                      REO Proceeds..........................................................49
                      REO Property..........................................................49
                      Re-Performing Loans...................................................49
                      Repurchase Event......................................................49
                      Request for Release...................................................49
                      Required Insurance Policy.............................................49
                      Residential Funding...................................................49
                      Responsible Officer...................................................49
                      Rolling Six-Month Delinquency Ratio...................................49
                      Security Agreement....................................................50
                      Servicer Bailee Loan..................................................50
                      Servicing Accounts....................................................50
                      Servicing Advances....................................................50
                      Servicing Fee.........................................................50
                      Servicing Fee Rate....................................................50
                      Servicing Modification................................................50
                      Servicing Officer.....................................................50
                      Servicing Trigger.....................................................50
                      Simple Interest Loan..................................................51
                      Special Hazard Loss...................................................51
                      Standard & Poor's.....................................................51
                      Startup Date..........................................................51
                      Stated Principal Balance..............................................51
                      Subordination.........................................................52
                      Subserviced Mortgage Loan.............................................52
                      Subservicer...........................................................52
                      Subservicer Advance...................................................52
                      Subservicing Account..................................................52
                      Subservicing Agreement................................................52
                      Subservicing Fee......................................................52
                      Tax Returns...........................................................52
                      Transfer..............................................................52


                                            (vii)



                                                                                          Page

                      Transferee............................................................52
                      Transferor............................................................52
                      Trust Fund............................................................53
                      Twelve-Month Loss Amount..............................................53
                      Uncertificated Balance................................................53
                      Uncertificated Corresponding Component................................53
                      Uncertificated Interest...............................................53
                      Uncertificated Notional Amount........................................54
                      Uniform Single Attestation Program for Mortgage Bankers...............54
                      Uninsured Cause.......................................................54
                      United States Person..................................................54
                      Voting Rights.........................................................54
               Section 1.02. Determination of LIBOR.........................................55

                                          ARTICLE II

                                CONVEYANCE OF MORTGAGE LOANS;
                              ORIGINAL ISSUANCE OF CERTIFICATES

               Section 2.01. Conveyance of Mortgage Loans...................................56
               Section 2.02. Acceptance by Trustee..........................................60
               Section 2.03. Representations, Warranties and Covenants of the Master Servicer
                              and the Company ..............................................61
               Section 2.04. Representations and Warranties of Residential Funding..........64
               Section 2.05. Execution and Authentication of Certificates...................66

                                         ARTICLE III

                                 ADMINISTRATION AND SERVICING
                                      OF MORTGAGE LOANS

               Section 3.01. Master Servicer to Act as Servicer.............................67
               Section 3.02. Subservicing Agreements Between Master Servicer and Subservicers;
                         Enforcement of Subservicers' Obligations; Special Servicing........68
               Section 3.03. Successor Subservicers.........................................69
               Section 3.04. Liability of the Master Servicer...............................70
               Section 3.05. No Contractual Relationship Between Subservicer and Trustee or
                              Certificateholders ...........................................70
               Section 3.06. Assumption or Termination of Subservicing Agreements by Trustee70
               Section 3.07. Collection of Certain Mortgage Loan Payments; Deposits to
                              Custodial Account.............................................71
               Section 3.08. Subservicing Accounts; Servicing Accounts......................73
               Section 3.09. Access to Certain Documentation and Information Regarding the
                              Mortgage Loans................................................75


                                            (viii)



                                                                                          Page

               Section 3.10. Permitted Withdrawals from the Custodial Account...............75
               Section 3.11. Maintenance of Primary Insurance Coverage......................77
               Section 3.12. Maintenance of Fire Insurance and Omissions and Fidelity Coverage77
               Section 3.13. Enforcement of Due-on-Sale Clauses; Assumption and Modification
                              Agreements; Certain Assignments...............................79
               Section 3.14. Realization Upon Defaulted Mortgage Loans......................81
               Section 3.15. Trustee to Cooperate; Release of Mortgage Files................84
               Section 3.16. Servicing and Other Compensation; Compensating Interest........85
               Section 3.17. Reports to the Trustee and the Company.........................86
               Section 3.18. Annual Statement as to Compliance..............................87
               Section 3.19. Annual Independent Public Accountants' Servicing Report........87
               Section 3.20. Right of the Company in Respect of the Master Servicer.........87

                                          ARTICLE IV

                                PAYMENTS TO CERTIFICATEHOLDERS

               Section 4.01. Certificate Account............................................89
               Section 4.02. Distributions..................................................90
               Section 4.03. Statements to Certificateholders...............................98
               Section 4.04. Distribution of Reports to the Trustee and the Company; Advances
                              by the Master Servicer.......................................100
               Section 4.05. Allocation of Realized Losses.................................102
               Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property.104
               Section 4.07. Optional Purchase of Defaulted Mortgage Loans.................104
               Section 4.08. The Policy....................................................104
               Section 4.09. Special Report to Insurer.....................................105

                                          ARTICLE V

                                       THE CERTIFICATES

               Section 5.01. The Certificates..............................................106
               Section 5.02. Registration of Transfer and Exchange of Certificates.........107
               Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates.............112
               Section 5.04. Persons Deemed Owners.........................................113
               Section 5.05. Appointment of Paying Agent...................................113
               Section 5.06. Optional Purchase of Certificates.............................113

                                          ARTICLE VI

                             THE COMPANY AND THE MASTER SERVICER

               Section 6.01. Respective Liabilities of the Company and the Master Servicer.116


                                             (ix)



                                                                                          Page

               Section 6.02. Merger or Consolidation of the Company or the Master Servicer;
                              Assignment of Rights and Delegation of Duties by Master
                              Servicer............ ........................................116
               Section 6.03. Limitation on Liability of the Company, the Master Servicer
                              and Others ..................................................117
               Section 6.04. Company and Master Servicer Not to Resign.....................118

                                         ARTICLE VII

                                           DEFAULT

               Section 7.01. Events of Default.............................................119
               Section 7.02. Trustee or Company to Act; Appointment of Successor...........121
               Section 7.03. Notification to Certificateholders............................122
               Section 7.04. Waiver of Events of Default...................................122
               Section 7.05. Servicing Trigger; Removal of Master Servicer.................122

                                         ARTICLE VIII

                                    CONCERNING THE TRUSTEE

               Section 8.01. Duties of Trustee.............................................124
               Section 8.02. Certain Matters Affecting the Trustee.........................125
               Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans.........127
               Section 8.04. Trustee May Own Certificates..................................127
               Section 8.05. Master Servicer to Pay Trustee's Fees and Expenses;
                              Indemnification .............................................127
               Section 8.06. Eligibility Requirements for Trustee..........................128
               Section 8.07. Resignation and Removal of the Trustee........................129
               Section 8.08. Successor Trustee.............................................130
               Section 8.09. Merger or Consolidation of Trustee............................130
               Section 8.10. Appointment of Co-Trustee or Separate Trustee.................130
               Section 8.11. Appointment of Custodians.....................................131

                                          ARTICLE IX

                                         TERMINATION

               Section 9.01. Termination Upon Purchase by the Master Servicer or the
                              Company or Liquidation of All Mortgage Loans.................133
               Section 9.02. Additional Termination Requirements...........................135

                                          ARTICLE X

                                       REMIC PROVISIONS

               Section 10.01.REMIC Administration..........................................137


                                             (x)



                                                                                          Page

               Section 10.02.Master Servicer, REMIC Administrator and Trustee Indemnification140

                                          ARTICLE XI

                                   MISCELLANEOUS PROVISIONS

               Section 11.01.Amendment.....................................................142
               Section 11.02.Recordation of Agreement; Counterparts........................144
               Section 11.03.Limitation on Rights of Certificateholders....................145
               Section 11.04.Governing Law.................................................145
               Section 11.05.Notices.......................................................146
               Section 11.06.Notices to Rating Agency and the Insurer......................146
               Section 11.07.Severability of Provisions....................................147
               Section 11.08.Supplemental Provisions for Resecuritization..................147
               Section 11.09.Rights of the Insurer.........................................148


Exhibit A      Form of Class A Certificate
Exhibit B      Form of Class SB Certificate
Exhibit C      [Reserved]
Exhibit D      Form of Class R Certificate
Exhibit E      Form of Custodial Agreement
Exhibit F-1    Group I Loan Schedule
Exhibit F-2    Group II Loan Schedule
Exhibit G      Forms of Request for Release
Exhibit H-1    Form of Transfer Affidavit and Agreement
Exhibit H-2    Form of Transferor Certificate
Exhibit I      Form of Investor Representation Letter
Exhibit J      Form of Transferor Representation Letter
Exhibit K      Text of Amendment to Pooling and Servicing
               Agreement Pursuant to Section 11.01(e) for a
               Limited Guaranty
Exhibit L      Form of Limited Guaranty
Exhibit M      Form of Lender Certification for Assignment of Mortgage Loan
Exhibit N      Form of Rule 144A Investment Representation
Exhibit O      High Cost Mortgage Loans
Exhibit P      Form of ERISA Letter
Exhibit Q      Certificate Guaranty Insurance Policy
Exhibit R      List of Re-Performing Loans
Exhibit S      List of Foreclosure Restricted Loans


                                             (xi)

               This Pooling and Servicing Agreement, effective as of June 1, 1999, among RESIDENTIAL ASSET SECURITIES CORPORATION, as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and THE FIRST NATIONAL BANK OF CHICAGO, a national banking association, as trustee (together with its permitted successors and assigns, the "Trustee"),

                                    PRELIMINARY STATEMENT:

        The Company intends to sell mortgage pass-through certificates (collectively, the "Certificates"), to be issued hereunder in twelve classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined herein).

                                            REMIC I

        As provided herein, the REMIC Administrator will make an election to treat the segregated pool of assets consisting of the Group I Loans and certain other related assets subject to this Agreement as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC I." The Class R-I Certificates will represent the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The following table irrevocably sets forth the designation, the REMIC I Remittance Rate, the initial Uncertificated Balance, and solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the REMIC I Regular Interests. None of the REMIC I Regular Interests will be certificated.



                           REMIC I           Initial Uncertificated       Latest Possible
  Designation          Remittance Rate               Balance             Maturity Date(1)

    I-LT1-I             Variable(2)                     $125,516,298.69         July 25, 2029
    I-LT2-I             Variable(2)                   $      440,000.00         July 25, 2029
    I-LT3-I             Variable(2)                   $      250,000.00         July 25, 2029
    I-LT4-I             Variable(2)                   $      162,500.00         July 25, 2029
    I-LT5-I             Variable(2)                  $       277,150.00         July 25, 2029
    I-LT6-I             Variable(2)                   $      125,510.00         July 25, 2029
    I-LT7-I             Variable(2)                   $    1,306,397.12         July 25, 2029
-------------------

(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Group I Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC I Regular Interest.

(2) Calculated in accordance with the definition of "REMIC I Remittance Rate" herein.


                                           REMIC II

          As provided herein, the REMIC Administrator will make an election to treat the segregated pool of assets consisting of the Group II Loans and certain other related assets subject to this Agreement as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC II." The Class R-II Certificates will represent the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The following table irrevocably sets forth the designation, the REMIC II Remittance Rate, the initial Uncertificated Balance, and solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii), the "latest possible maturity date" for each of the REMIC II Regular Interests. None of the REMIC II Regular Interests will be certificated.



                          REMIC II           Initial Uncertificated       Latest Possible
  Designation          Remittance Rate               Balance             Maturity Date(1)

   II-LT1-II            Variable(2)                      $41,893,731.74         July 25, 2029
   II-LT2-II            Variable(2)                     $    417,860.00         July 25, 2029
   II-LT3-II            Variable(2)                     $    437,114.12         July 25, 2029
-------------------


(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Group II Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC II Regular Interest.

(2) Calculated in accordance with the definition of "REMIC II Remittance Rate" herein.

                                           REMIC III

        As provided herein, the REMIC Administrator will elect to treat the segregated pool of assets consisting of the REMIC I Regular Interests and REMIC II Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as REMIC III. The Class R-III Certificates will represent the sole class of "residual interests" in REMIC III for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation, remittance rate (the "REMIC III Remittance Rate") and initial Uncertificated Balance for each of the "regular interests" in REMIC III (the "REMIC III Regular Interests"). The "latest possible maturity date" (determined solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii)) for each REMIC III Regular Interest shall be the first Distribution Date that follows the stated maturity date for the Mortgage Loan included in the Trust Fund as of the Closing Date with the longest remaining term to stated maturity. None of the REMIC III Regular Interests will be certificated.



                          REMIC III          Initial Uncertificated       Latest Possible
  Designation          Remittance Rate               Balance             Maturity Date(1)

   III-LT1-I            Variable(2)                     $125,516,298.88         July 25, 2029
   III-LT2-I            Variable(2)                          440,000.00         July 25, 2029
   III-LT3-I            Variable(2)                          250,000.00         July 25, 2029
   III-LT4-I            Variable(2)                          162,500.00         July 25, 2029
   III-LT5-I            Variable(2)                          277,150.00         July 25, 2029
   III-LT6-I            Variable(2)                          125,510.00         July 25, 2029
   III-LT7-I            Variable(2)                        1,306,397.12         July 25, 2029
  III-LT1-II            Variable(2)                       41,893,731.88         July 25, 2029
  III-LT2-II            Variable(2)                          417,860.00         July 25, 2029
  III-LT3-II            Variable(2)                          437,114.00         July 25, 2029
  III-LT2-SI            Variable(2)                              $(3)           July 25, 2029
  III-LT3-SI            Variable(2)                              $(3)           July 25, 2029



                                              2





  III-LT4-SI            Variable(2)                              $(3)           July 25, 2029
  III-LT5-SI            Variable(2)                              $(3)           July 25, 2029
  III-LT6-SI            Variable(2)                              $(3)           July 25, 2029
  III-LT2-SII           Variable(2)                              $(3)           July 25, 2029
-------------------

(1) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the Distribution Date immediately following the maturity date for the Mortgage Loan with the latest maturity date has been designated as the "latest possible maturity date" for each REMIC III Regular Interest.

(2) Calculated in accordance with the definition of "REMIC III Remittance Rate" herein.

(3) Each of REMIC III Regular Interest III-LT2-SI, III-LT3-SI, III-LT4-SI, III-LT5-SI, III-LT6-SI and III-LT2-SII has no Uncertificated Balance but will accrue interest at its related REMIC III Remittance Rate on its related Uncertificated Notional Amount.

                                           REMIC IV

               As provided herein, the REMIC Administrator will elect to treat the segregated pool of assets consisting of the REMIC III Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as REMIC IV. The Class R-IV Certificates will represent the sole class of "residual interests" in REMIC IV for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation, Pass-Through Rate, aggregate Initial Certificate Principal Balance, certain features, Maturity Date and initial ratings for each Class of Certificates comprising the interests representing "regular interests" in REMIC IV (the "REMIC IV Regular Certificates"). The "latest possible maturity date" (determined solely for purposes of satisfying Treasury Regulation Section 1.860G-1(a)(4)(iii)) for each Class of REMIC IV Regular Certificates shall be the first Distribution Date that follows the Stated Maturity Date for the Mortgage Loan included in the Trust Fund as of the Closing Date with the longest remaining term to stated maturity.


                          Pass-    Aggregate Initial
                         Through   Certificate Princ  Features   aturity Date
Designation   Type        Rate          Balance     ipal        M              Initial Ratings
                                                                                 S&P   Moody's
Class A-I-1  Senior     6.535%(1)        $44,000,000Senior      July 25, 2029    AAA     Aaa
Class A-I-2  Senior     7.110%(1)        $25,000,000Senior      July 25, 2029    AAA     Aaa
Class A-I-3  Senior     7.525%(1)        $16,250,000Senior      July 25, 2029    AAA     Aaa
Class A-I-4  Senior     7.795%(1)        $27,715,000Senior      July 25, 2029    AAA     Aaa
Class A-I-5  Senior     7.555%(1)        $12,551,000Senior/LockoJuly 25, 2029    AAA     Aaa
Class A-II   Senior   Adjustable(2)      $41,786,000Senior      July 25, 2029    AAA     Aaa
Class SB-I SubordinateAdjustable(2)       $2,561,855Subordinate July 25, 2029    N/R     N/R
Class SB-IISubordinateAdjustable(2)         $962,705Subordinate July 25, 2029    N/R     N/R
Class R-I   Residual       N/A                   N/AResidual    July 25, 2029    N/R     N/R
Class R-II  Residual       N/A                   N/AResidual    July 25, 2029    N/R     N/R
Class R-III Residual       N/A                   N/AResidual    July 25, 2029    N/R     N/R
Class R-IV  Residual       N/A                   N/AResidual    July 25, 2029    N/R     N/R


------------------

(1) Subject to a cap equal to the weighted average of the Net Mortgage Rates on the Group I Loans.

(2) Calculated in accordance with the definition of "Pass-Through Rate" herein.

(3) The Class SB Certificates will accrue interest at their variable Pass-Through Rate on their Notional Amount outstanding from time to time which shall equal the Uncertificated Balance of the related REMIC III Regular Interests. The Class SB Certificates will not accrue interest on their Certificate Principal Balance.

               The Group I Loans have an aggregate Cut-off Date Principal Balance equal to approximately $128,077,856. The Group I Loans are fixed rate, fully amortizing and balloon payment, first lien mortgage loans having terms to maturity at origination or modification of not more than 30 years. The Group II Loans have an aggregate Cut-off Date Principal Balance equal to approximately $42,748,706. The Group II Loans are adjustable rate, fully amortizing and negatively amortizing, first lien mortgage loans having terms to maturity at origination or modification of not more than 40 years.

               In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

                                           ARTICLE I

                                          DEFINITIONS

               Section 1.01. Definitions.

               Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

               Accrued Certificate Interest: With respect to each Distribution Date and each Class of Class A-I Certificates, interest accrued during the preceding Interest Accrual Period at the related Pass-Through Rate less interest shortfalls from the Group I Loans, if any, allocated thereto for such Distribution Date, to the extent not covered by Subordination, on the Certificate Principal Balance thereof immediately prior to such Distribution Date (or in the case of the first Distribution Date, the Cut-off Date). With respect to each Distribution Date and the Class A-II Certificates, interest accrued during the preceding Interest Accrual Period at the related Pass-Through Rate less interest shortfalls from the Group II Loans, if any, allocated thereto for such Distribution Date, to the extent not covered by Subordination, on the Certificate Principal Balance thereof immediately prior to such Distribution Date (or in the case of the first Distribution Date, the Cut-off Date). Accrued Certificate Interest on the Class A-I Certificates will be reduced by (i) the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) of Group I Excess Losses with respect to the Group I Loans, to the extent allocated to the Class A-I Certificates, (ii) the interest portion of Advances previously made with respect to a Group I Loan or REO Property related to the Group I Loans which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property that were made with respect to delinquencies that were ultimately determined to be Group I Excess Losses, and (iii) any other interest shortfalls, other than Prepayment Interest Shortfalls, with respect to the Group I Loans, including interest that is not collectible from the Mortgagor for the related Due Period pursuant to the Relief Act or similar legislation or regulations as in effect from time to time, with all such reductions allocated to the Class A-I Certificates on a pro rata basis, in reduction of the Accrued Certificate Interest which would have resulted absent such reductions. Accrued Certificate Interest on the Class A-II Certificates will be reduced by (i) the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) of Group II Excess Losses with respect to the Group II Loans, to the extent allocated to the Class A-II Certificates, (ii) the interest portion of Advances previously made with respect to a Group II Loan or REO Property related to the Group II Loans which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property that were made with respect to delinquencies that were ultimately determined to be Group II Excess Losses, (iii) Deferred Interest with respect to the Group II Loans, to the extent allocated to Accrued Certificate Interest pursuant to Section 4.02(k), and (iv) any other interest shortfalls, other than Prepayment Interest Shortfalls, with respect to the Group II Loans, including interest that is not collectible from the Mortgagor for the related Due Period pursuant to the Relief Act or similar legislation or regulations as in effect from time to time, with all such reductions allocated to the Class A-II Certificates, in reduction of the Accrued Certificate Interest which would have resulted absent such reductions. With respect to each Distribution Date and the Class SB Certificates, interest accrued during the related

Interest Accrual Period at the Pass-Through Rate for such Certificate for such Distribution Date on the related Notional Amount as specified in the definition of Pass-Through Rate, immediately prior to such Distribution Date in each case reduced by any interest shortfalls with respect to the related Loan Group including Prepayment Interest Shortfalls to the extent not covered by Compensating Interest pursuant to Section 3.16 or by Group I Excess Cash Flow and Group II Excess Cash Flow. In addition, Accrued Certificate Interest with respect to each Distribution Date, as to any Class SB-I Certificate, shall be reduced by an amount equal to the interest portion of Realized Losses allocated to the Group I Overcollateralization Amount pursuant to Section 4.05 hereof. In addition, Accrued Certificate Interest with respect to each Distribution Date, as to any Class SB-II Certificate, shall be reduced by an amount equal to the interest portion of Realized Losses allocated to the Group II Overcollateralization Amount pursuant to Section 4.05 hereof. Accrued Certificate Interest on the Class SB Certificates shall accrue on the basis of a 360 day year consisting of twelve 30 day months.

               Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

               Adjustment Date: As to each Group II Loan, each date set forth in the related Mortgage Note on which an adjustment to the interest rate on such Mortgage Loan becomes effective.

     Advance: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

               Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

               Amount Held for Future Distribution: As to any Distribution Date and as determined separately for Loan Group I and Loan Group II, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Insurance Proceeds, Principal Prepayments, Mortgage Loan purchases made pursuant to
Section 2.02, 2.03, 2.04 or 4.07 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)) and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the Due Date in the related Due Period.

     Appraised Value: As to any Mortgaged Property, one of the following: (i) the lesser of (a) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (b) the sales price of the Mortgaged Property at such time of origination, (ii) in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan, one of (1) the appraised value based upon the appraisal made at the time of origination of the loan which was refinanced or modified, (2) the appraised value determined in an appraisal made at the time of refinancing or modification or (3) the sales price of the Mortgaged Property, or (iii) with respect to the Mortgage Loans for which a broker's price opinion was obtained, the value contained in such opinion.

               Arrearage: With respect to each Mortgage Loans subject to a repayment plan, the amount of previously delinquent payments and any servicing advances or other items owed by the related Mortgagor that were capitalized under the related plan and which are not included in the Cutoff Date Balance of such Mortgage Loan as indicated in the Mortgage Loan Schedule.

               Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

               Assignment Agreement: The Assignment and Assumption Agreement, dated June 30, 1999, between Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

               Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

     Balloon Loan: Each of the Mortgage Loans having an original term to maturity that is shorter than the related amortization term.

     Balloon Payment: With respect to any Balloon Loan, the related Monthly Payment payable on the stated maturity date of such Balloon Loan.

               Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

               Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee and the Insurer in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policies and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

               Basis Risk Shortfall: With respect to any Distribution Date for which the Pass-Through Rate for the Class A-II Certificates is based on clause
(ii) of the definition thereof, the excess, if any, of (x) Accrued Certificate Interest on the Class A-II Certificates for such Distribution Date using the lesser of (a) clause (i) of the definition of Pass-Through Rate for the Class A-II Certificates and (b) the Basis Risk Shortfall Available Funds Cap Rate over
(y) Accrued Certificate Interest on the Class A-II Certificates for such Distribution Date at the then-applicable Pass-Through Rate.

               Basis Risk Shortfall Available Funds Cap Rate: With respect to the Group II Loans and any Distribution Date, the rate equal to the weighted average of the Maximum Net Mortgage Rates for the Group II Loans that are Outstanding Mortgage Loans and the Certificate Insurer Premium Rate.

               Basis Risk Shortfall Carry-Forward Amount: With respect to each Distribution Date, the aggregate amount of Basis Risk Shortfall on such Distribution Date, plus any unpaid Basis Risk Shortfall from prior Distribution Dates, plus accrued interest on any unpaid Basis Risk Shortfall from the Distribution Date when incurred to the Distribution Date when paid at a rate equal to LIBOR plus the Class A-II Margin for such Distribution Date.

     Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee.

               Business  Day:  Any day other than (i) a Saturday  or a Sunday or
(ii) a day on which banking institutions in the State of New York, the State of Michigan, the State of California or the State of Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

               Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

     Certificate: Any Class A Certificate, Class SB Certificate or Class R Certificate.

               Certificate Account: The account or accounts created and maintained pursuant to Section 4.01, which shall be entitled "The First National Bank of Chicago, as trustee, in trust for the registered holders of Residential Asset Securities Corporation, Mortgage Asset-Backed Pass-Through Certificates, Series 1999-RS2" and which must be an Eligible Account. Any such account or accounts created and maintained subsequent to the Closing Date shall be subject to the approval of the Insurer, which approval shall not be unreasonably withheld.

     Certificate Account Deposit Date: As to any Distribution Date, the Business Day prior thereto.

               Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that neither a Disqualified Organization nor a Non-United States Person shall be a holder of a Class R Certificate for any purpose hereof. Solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Company, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register. Unless otherwise indicated in this Agreement, the Custodial Agreement or the Assignment Agreement, whenever reference is made to the actions taken by the Trustee on behalf of the Certificateholders, such reference shall include the Insurer as long as there is no Insurer Default continuing.

               Certificate Insurer Premium: The premium payable to the Insurer on each Distribution Date in an amount equal to one-twelfth of the product of the Certificate Insurer Premium Rate and the Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date.

               Certificate Insurer Premium Rate: With respect to the Mortgage Loans and any date of determination, the per annum rate specified in the Insurance Agreement for the purpose of calculating the Certificate Insurer Premium.

               Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

               Certificate Principal Balance: With respect to any Class A Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, plus (ii) with respect to the Class A-II Certificates only, the Deferred Interest, if any, allocated thereto for each Distribution Date prior to or coinciding with such date of determination in accordance with Section 4.02(k), minus (iii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) (including such amounts paid pursuant to the Policy) and applied to reduce the Certificate Principal Balance or amount thereof pursuant to Section 4.02(d) or
(e) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to
Section 4.05 (other than any such amounts included in an Insured Amount and paid pursuant to the Policy). With respect to each Class SB-I Certificate, on any date of determination, an amount equal to the

Percentage  Interest  evidenced by such Certificate times the excess, if any, of
(A) the then aggregate Stated Principal Balance of the Group I Loans over (B) the then aggregate Certificate Principal Balance of all Class A-I Certificates then outstanding. With respect to each Class SB-II Certificate, on any date of determination, an amount equal to the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated Principal Balance of the Group II Loans over (B) the then aggregate Certificate Principal Balance of all Class A-II Certificates then outstanding.

     Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

     Class: Collectively, all of the Certificates or uncertificated interests bearing the same designation.

               Class A Certificates: Any one of the Class A-I-1, Class A-I-2, Class A-I-3, Class A-I- 4, Class A-I-5 or Class A-II Certificates.

     Class A Unpaid Interest Shortfall: The Class A-I Unpaid Interest Shortfall or Class A-II Unpaid Interest Shortfall, as applicable.

               Class A-I Certificate: Any one of the Class A-I-1, Class A-I-2, Class A-I-3, Class A- I-4 or Class A-I-5 Certificates.

               Class A-I Unpaid Interest Shortfall: With respect to any Distribution Date and the Class A-I Certificates, the amount of any Prepayment Interest Shortfalls with respect to Loan Group I for such Distribution Date, to the extent not offset by Compensating Interest, Group I Excess Cash Flow pursuant to Section 4.02(d)(ix) or Group II Excess Cash Flow pursuant to Section 4.02(e)(x).

               Class A-I-1 Certificate: Any one of the Class A-I-1 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class SB-I Certificates and Class R Certificates with respect to distributions and the allocation of Realized Losses in respect of Loan Group I as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC IV for purposes of the REMIC Provisions.

               Class A-I-2 Certificate: Any one of the Class A-I-2 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class SB-I Certificates and Class R Certificates with respect to distributions and the allocation of Realized Losses in respect of Loan Group I as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC IV for purposes of the REMIC Provisions.

               Class A-I-3 Certificate: Any one of the Class A-I-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class SB-I Certificates and Class R Certificates with respect to distributions and the allocation of Realized Losses in respect of Loan Group I as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC IV for purposes of the REMIC Provisions.

               Class A-I-4 Certificate: Any one of the Class A-I-4 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class SB-I Certificates and Class R Certificates with respect to distributions and the allocation of Realized Losses in respect of Loan Group I as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC IV for purposes of the REMIC Provisions.

               Class A-I-5 Certificate: Any one of the Class A-I-5 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class SB-I Certificates and Class R Certificates with respect to distributions and the allocation of Realized Losses in respect of Loan Group I as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC IV for purposes of the REMIC Provisions.

               Class A-II Certificate: Any one of the Class A-II Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, senior to the Class SB-II Certificates and Class R Certificates with respect to distributions and the allocation of Realized Losses in respect of Loan Group II as set forth in
Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC IV for purposes of the REMIC Provisions.

               Class A-II Margin: On any Distribution Date on or prior to the Group II Optional Termination Date, 0.35% per annum, and on any date thereafter, 0.70% per annum.

               Class A-II Unpaid Interest Shortfall: With respect to any Distribution Date and the Class A-II Certificates, the sum of (i) the amount of any Prepayment Interest Shortfalls with respect to Loan Group II for such Distribution Date, to the extent not offset by Compensating Interest or Group II Excess Cash Flow pursuant to Section 4.02(e)(ix) or Group I Excess Cash Flow pursuant to Section 4.02(d)(x) and (ii) any Basis Risk Shortfall for such Distribution Date.

     Class R Certificate: Any one of the Class R-I, Class R-II, Class R-III or Class R-IV Certificates.

               Class R-I Certificate: Any one of the Class R-I Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

               Class R-II Certificate: Any one of the Class R-II Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

               Class R-III Certificate: Any one of the Class R-III Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC III for purposes of the REMIC Provisions.

               Class R-IV Certificate: Any one of the Class R-IV Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC IV for purposes of the REMIC Provisions.

     Class SB Certificates: Any one of the Class SB-I and Class SB-II Certificates.

               Class SB-I Certificate: Any one of the Class SB-I Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, subordinate to the Class A-I Certificates with respect to distributions and the allocation of Realized Losses in respect of Loan Group I as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC IV for purposes of the REMIC Provisions.

               Class SB-II Certificate: Any one of the Class SB-II Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B, subordinate to the Class A-II Certificates with respect to distributions and the allocation of Realized Losses in respect of Loan Group II as set forth in Section 4.05, and evidencing an interest designated as a "regular interest" in REMIC IV for purposes of the REMIC Provisions.

               Closing Date:  June 30, 1999.

               Code:  The Internal Revenue Code of 1986.

               Compensating Interest: With respect to any Distribution Date and each Loan Group, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full or Curtailments during the related Prepayment Period, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee, all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date and servicing compensation to which the Master Servicer may be entitled pursuant to Section 3.10(a)(v) and (vi), in each case with respect to the related Loan Group; provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02 except as may be required pursuant to the last sentence of such Section.

     Converted Mortgage Loan: Any Group II Loan for which the related Mortgage Rate has converted from an adjustable rate to a fixed rate.

               Cooperative: A private, cooperative housing corporation organized under the laws of, and headquartered in, the State of New York which owns or leases land and all or part of a building or buildings located in the State of New York, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

               Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

               Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

               Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section
2.01 and are from time to time held as part of the Trust Fund.

     Cooperative   Stock:  With  respect  to  a  Cooperative  Loan,  the  single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

     Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

               Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126, Attention: Residential Funding Corporation Series 1999-RS2.

     Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

               Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates and for the Insurer, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in
Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

               Custodial Agreement: An agreement that may be entered into among the Company, the Master Servicer, the Trustee and a Custodian in substantially the form of Exhibit E hereto.

     Custodian: A custodian appointed pursuant to a Custodial Agreement and reasonably acceptable to the Insurer.

               Cut-off Date: June 1, 1999.

               Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date (other any portion of the principal balance representing an Arrearage) after giving effect to all installments of principal due on or prior thereto (or due during the month of June 1999), whether or not received.

               Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

               Deferred Interest: With respect to any Neg Am Loan, as of any Due Date, the amount, if any, by which the Mortgage Loan Accrued Interest for such Due Date exceeds the Monthly Payment for such Due Date and which amount, pursuant to the terms of the Mortgage Note, is added to the principal balance of the Mortgage Loan.

               Deficiency Amount: With respect to the Class A Certificates as of any Distribution Date, (i) any shortfall in amounts available in the Certificate Account to pay Accrued Certificate Interest for the related Interest Accrual Period on the Certificate Principal Balance of such Class A Certificates at the then-applicable Pass-Through Rate, net of any interest shortfalls relating to Deferred Interest, the Relief Act and any Prepayment Interest Shortfalls allocated to such Class A Certificates, (ii) the principal portion of any Realized Losses allocated to such Class A Certificates with respect to such Distribution Date and (iii) the Certificate Principal Balance of such Class A Certificates to the extent unpaid on the Final Distribution Date or earlier termination of the Trust Fund pursuant to Section 9.01(a) hereof. The Deficiency Amount does not include any Basis Risk Shortfalls.

               Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

     Definitive Certificate: Any definitive, fully registered Certificate.

     Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

               Delinquency Ratio: With respect to the Mortgage Loans and any Distribution Date, the percentage equivalent of a fraction (a) the numerator of which equals the sum of (i) 100% of the aggregate Stated Principal Balance of all Mortgage Loans that are 90 or more days Delinquent, 75% of the aggregate Stated Principal Balance of all Mortgage Loans that are in foreclosure and (iii) 100% of the aggregate Stated Principal Balance of all Mortgage Loans that are converted to REO Properties, in each case as of the last day of the related Due Period and (b) the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of such Due Period.

               Delinquent:  As used herein, a Mortgage Loan is considered to be:
"30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the second following monthly scheduled due date; and so on. The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on September 1 that remained unpaid as of the close of business on October 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date. As used hereunder, a Mortgage Loan that is a
Re-Performing Loan is not Delinquent so long as that Mortgage Loan is making timely payments under the related repayment plan, bankruptcy plan or modification agreement, and the length of delinquency of any such Mortgage Loan at any time for purposes of this Agreement shall be as of the time such Mortgage Loan became delinquent with respect to the related plan or agreement, and only with respect to the related Monthly Payment.

               Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

               Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

               Designated  Subservicer:   Either  HomeComings,   Cenlar  Federal
Savings Bank or GMAC Mortgage Corporation, in each case as Subservicer of certain of the Mortgage Loans as of the Closing Date.

     Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

               Determination Date: With respect to any Distribution Date, the 20th day (or if such 20th day is not a Business Day, the Business Day immediately following such 20th day) of the month of the related Distribution Date.

               Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) and (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code. A Disqualified Organization also includes any "electing large partnership," as defined in
Section 775(a) of the Code and any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause the REMIC or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

               Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

     Due Date: With respect to each Mortgage Loan, the date on which the monthly payment is due.

     Due Period: With respect to any Distribution Date, the calendar month of such Distribution Date.

               Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, either (A) a trust account or accounts maintained in the corporate trust department of The First National Bank of Chicago, or (B) an account or accounts maintained in the corporate asset services department of The First National Bank of Chicago as long as its short term debt obligations are rated P-1 (or the equivalent) or better by each Rating Agency, and its long term debt obligations are rated A2 (or the equivalent) or better, by each Rating Agency, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of The First National Bank of Chicago, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

     ERISA: The Employee Retirement Income Security Act of 1974, as amended.

     Event of Default: As defined in Section 7.01.

               Excess Realized Loss: Any Realized Loss on a Mortgage Loan, other than a Group I Excess Fraud Loss, Group I Excess Special Hazard Loss, Group I Excess Bankruptcy Loss, Group I Extraordinary Loss, Group II Excess Fraud Loss, Group II Excess Special Hazard Loss, Group II Excess Bankruptcy Loss or Group II Extraordinary Loss, to the extent that the amount of such Realized Loss, plus the aggregate amount of such Realized Losses on all of the Mortgage Loans since the Cut-off Date, is in excess of $12,811,992.00.

               Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

               (a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

               (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

               (c) hostile or warlike action in time of peace or war,  including
        action  in  hindering,   combatting  or  defending  against  an  actual,
        impending or expected attack;

                    1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

                      2.     by military, naval or air forces; or

                    3. by an agent of any such government,  power,  authority or forces;

                      4.  any  weapon  of  war  employing   atomic   fission  or
               radioactive force whether in time of peace or war; or

                      5. insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combatting or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

     FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.

     FDIC: Federal Deposit Insurance Corporation or any successor thereto.

               FHLMC: Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

               Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

               FNMA:   Federal  National  Mortgage   Association,   a  federally
chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

               Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

               Foreclosure Restricted Loan: A Mortgage Loan which was between 60 and 89 days delinquent as of the Cut-off Date, was subject to a trial modification plan as of the Cut-off Date, or is a Servicer Bailee Loan, as indicated on Exhibit S; provided, that such Mortgage Loan will no longer be a Foreclosure Restricted Loan: (i) if such Mortgage Loan was between 60 and 89 days delinquent as of the Cut-off Date, it becomes current for three consecutive Monthly Payments after the Cut-off Date, (ii) if such Mortgage Loan was subject to a trial modification plan, the Mortgagor makes all Monthly Payments required during the trial period and is current for three consecutive Monthly Payments thereafter or (iii) if such Mortgage is a Servicer Bailee Loan, it becomes current for three consecutive Monthly Payments after the Cut-off Date or the original Mortgage File is returned to the Trustee.

     Fraud Losses: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

               Gross Margin: As to each Group II Loan, the fixed percentage set forth in the related Mortgage Note and indicated in Exhibit F-2 hereto as the "NOTE MARGIN," which percentage is added to the related Index on each Adjustment Date to determine (subject to rounding in accordance with the related Mortgage Note, the Periodic Cap, the Maximum Mortgage Rate and the Minimum Mortgage Rate) the interest rate to be borne by such Mortgage Loan until the next Adjustment Date.

     Group I Available Distribution Amount: As to any Distribution Date, an amount equal to (a) the sum of (i) the amount relating to the Group I Loans on deposit in the Custodial

Account as of the close of business on the immediately preceding Determination Date and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans that are Group I Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date with respect to the Group I Loans, (iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to the second paragraph of Section 3.12(a) in respect of the Group I Loans, (iv) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account pursuant to Section 3.16(e) in respect of the Group I Loans and (v) any amount deposited in the Certificate Account pursuant to Section 4.07 or 9.01 in respect of the Group I Loans, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (w) aggregate Foreclosure Profits with respect to the Group I Loans, (x) the Amount Held for Future Distribution with respect to the Group I Loans, (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Group I Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a) and
(z) the Certificate Insurer Premium payable with respect to the Class A-I Certificates on such Distribution Date.

               Group II Available Distribution Amount: As to any Distribution Date, an amount equal to (a) the sum of (i) the amount relating to the Group II Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans that are Group II Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date with respect to the Group II Loans, (iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to the second paragraph of Section
3.12(a) in respect of the Group II Loans, (iv) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account pursuant to
Section 3.16(e) in respect of the Group II Loans and (v) any amount deposited in the Certificate Account pursuant to Section 4.07 or 9.01 in respect of the Group II Loans, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (w) aggregate Foreclosure Profits with respect to the Group II Loans, (x) the Amount Held for Future Distribution with respect to the Group II Loans, (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Group II Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a) and (z) the Certificate Insurer Premium payable with respect to the Class A-II Certificates on such Distribution Date.

               Group I Bankruptcy Amount: As of any date of determination, an amount equal to $100,000.00, less the sum of any amounts allocated through
Section 4.05 for Bankruptcy Losses on the Group I Loans up to such date of determination. The Group I Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall
(i) obtain written approval from the Insurer and written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Class A-I Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency without taking into account the Policy, and
(ii) provide a copy of such written confirmation to the Trustee and the Insurer.

               Group II Bankruptcy Amount: As of any date of determination, an amount equal to $100,000.00, less the sum of any amounts allocated through
Section 4.05 for Bankruptcy Losses on the Group II Loans up to such date of determination. The Group II Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall
(i) obtain written approval from the Insurer and written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to the Class A-II Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency without taking into account the Policy, and
(ii) provide a copy of such written confirmation to the Trustee and the Insurer.

               Group I Cumulative Insurance Payments: As of any time of determination, the aggregate amount of all Insured Amounts previously paid by the Insurer under the Policy in respect of the Class A-I Certificates (other than those attributable to Group I Excess Losses) minus (a) the aggregate of all payments previously made to the Insurer pursuant to Section 4.02(d)(v) or 4.02(e)(vi) hereof as reimbursement for such Insured Amounts, plus (b) interest thereon from the date such amounts became due until paid in full, at a rate of interest equal to the Late Payment Rate.

               Group II Cumulative Insurance Payments: As of any time of determination, the aggregate amount of all Insured Amounts previously paid by the Insurer under the Policy in respect of the Class A-II Certificates (other than those attributable to Group II Excess Losses) minus (a) the aggregate of all payments previously made to the Insurer pursuant to Section 4.02(d)(vi) or 4.02(e)(v) hereof as reimbursement for such Insured Amounts, plus (b) interest thereon from the date such amounts became due until paid in full, at a rate of interest equal to the Late Payment Rate.

               Group I Cut-off Date Balance:  $128,077,856.

               Group II Cut-off Date Balance:  $42,748,706.

               Group I Excess Bankruptcy Loss: With respect to the Group I Loans, any Bankruptcy Loss on the Group I Loans, or portion thereof, which exceeds the then-applicable Group I Bankruptcy Amount.

               Group II Excess Bankruptcy Loss: With respect to the Group II Loans, any Bankruptcy Loss on the Group II Loans, or portion thereof, which exceeds the then-applicable Group II Bankruptcy Amount.

               Group I Excess Cash Flow:  As defined in Section 4.02(d)(iii).

               Group II Excess Cash Flow:  As defined in Section 4.02(e)(iii).

               Group I Excess Fraud Loss: With respect to the Group I Loans, any Fraud Loss on the Group I Loans, or portion thereof, which exceeds the then-applicable Group I Fraud Loss Amount.

               Group II Excess Fraud Loss: With respect to the Group II Loans, any Fraud Loss on the Group II Loans, or portion thereof, which exceeds the then-applicable Group II Fraud Loss Amount.

               Group I Excess Loss: Any (i) Group I Excess Fraud Loss, Group I Excess Special Hazard Loss, Group I Excess Bankruptcy Loss or Group I Extraordinary Loss or (ii) any Excess Realized Loss on a Group I Loan.

               Group II Excess Loss: Any (i) Group II Excess Fraud Loss, Group II Excess Special Hazard Loss, Group II Excess Bankruptcy Loss or Group II Extraordinary Loss or (ii) any Excess Realized Loss on a Group II Loan.

               Group I Excess Overcollateralization Amount: With respect to any Distribution Date, the excess, if any, of (a) the Group I Overcollateralization Amount on such Distribution Date over (b) the Group I Required Overcollateralization Amount.

               Group II Excess Overcollateralization Amount: With respect to any Distribution Date, the excess, if any, of (a) the Group II Overcollateralization Amount on such Distribution Date over (b) the Group II Required Overcollateralization Amount.

               Group I Excess Special Hazard Loss: With respect to the Group I Loans, any Special Hazard Loss on the Group I Loans, or portion thereof, that exceeds the then-applicable Group I Special Hazard Amount.

               Group II Excess Special Hazard Loss: With respect to the Group II Loans, any Special Hazard Loss on the Group II Loans, or portion thereof, that exceeds the then-applicable Group II Special Hazard Amount.

     Group I Extraordinary Losses: Any loss incurred on a Group I Loan caused by or resulting from an Extraordinary Event.

     Group II Extraordinary Losses: Any loss incurred on a Group II Loan caused by or resulting from an Extraordinary Event.

               Group I Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to (X) prior to the first anniversary of the Cut-off Date an amount equal to 3.00% of the aggregate outstanding principal balance of all of the Group I Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses on the Group I Loans allocated through Subordination, in accordance with Section 4.05 since the Cut-off Date up to such date of determination, (Y) from the first to the second anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Group I Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 2.00% of the aggregate outstanding principal balance of all of the Group I Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses on the Group I Loans allocated through Subordination, in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination and (Z) from the second to the fifth anniversary of the Cut-off Date, an amount equal to
(1) the lesser of (a) the Group I Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Group I Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses on the Group I Loans allocated through Subordination, in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date the Group I Fraud Loss Amount shall be zero.

               The Group I Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall
(i) obtain written approval from the Insurer and obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Class A-I Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, without taking into account the Policy; and
(ii) provide a copy of such written confirmation to the Trustee and the Insurer.

               Group II Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to (X) prior to the first anniversary of the Cut-off Date an amount equal to 3.00% of the aggregate outstanding principal balance of all of the Group II Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses on the Group II Loans allocated through Subordination, in accordance with Section 4.05 since the Cut-off Date up to such date of determination, (Y) from the first to the second anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Group II Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 2.00% of the aggregate outstanding principal balance of all of the Group II Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses on the Group II Loans allocated through Subordination, in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination and (Z) from the second to the fifth anniversary of the Cut-off Date, an amount equal to
(1) the lesser of (a) the Group II Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Group II Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses on the Group II Loans allocated through Subordination, in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date the Group II Fraud Loss Amount shall be zero.

               The Group II Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall
(i) obtain written approval from the Insurer and obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to the Class A-II Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, without taking into account the Policy; and
(ii) provide a copy of such written confirmation to the Trustee and the Insurer.

     Group I Interest Distribution Amount: As defined in Section 4.02(d)(i).

     Group II Interest Distribution Amount: As defined in Section 4.02(e)(i).

     Group I Loan: The Mortgage Loans designated on the Mortgage Loan Schedule attached hereto as Exhibit F-1.

     Group II Loan: The Mortgage Loans designated on the Mortgage Loan Schedule attached hereto as Exhibit F-2.

               Group I Optional Termination Date: Any Distribution Date on or after which the Group I Pool Stated Principal Balance (before giving effect to distributions to be made on such Distribution Date) of the Group I Loans is less than 10.00% of the Group I Cut-off Date Principal Balance.

               Group II Optional Termination Date: Any Distribution Date on or after which the Group II Pool Stated Principal Balance (before giving effect to distributions to be made on such Distribution Date) of the Group II Loans is less than 10.00% of the Group II Cut-off Date Principal Balance.

               Group I Overcollateralization Amount: With respect to any Distribution Date, the excess, if any, of (a) the aggregate Stated Principal Balances of the Group I Loans before giving effect to distributions of principal to be made on such Distribution Date over (b) the aggregate Certificate Principal Balance of the Class A-I Certificates immediately prior to such date.

               Group II Overcollateralization Amount: With respect to any Distribution Date, the excess, if any, of (a) the aggregate Stated Principal Balances of the Group II Loans before giving effect to distributions of principal to be made on such Distribution Date over (b) the aggregate Certificate Principal Balance of the Class A-II Certificates immediately prior to such date.

               Group I Overcollateralization Increase Amount: With respect to any Distribution Date, the lesser of (a) the Group I Excess Cash Flow for such Distribution Date available to make payments pursuant to Section 4.02(d)(v) plus the Group II Excess Cash Flow for such Distribution Date available to make payments pursuant to Section 4.02(e)(vi), and (b) the excess of (1) the Group I Required Overcollateralization Amount for such Distribution Date over (2) the Group I Overcollateralization Amount for such Distribution Date.

               Group II Overcollateralization Increase Amount: With respect to any Distribution Date, the lesser of (a) the Group II Excess Cash Flow for such Distribution Date available to make payments pursuant to Section 4.02(e)(v) plus the Group I Excess Cash Flow for such Distribution Date available to make payments pursuant to Section 4.02(d)(vi), and (b) the excess of (1) the Group II Required Overcollateralization Amount for such Distribution Date over (2) the Group II Overcollateralization Amount for such Distribution Date.

               Group I Overcollateralization Reduction Amount: With respect to any Distribution Date, to the extent the Group I Excess Overcollateralization Amount is, after taking into account all other distributions to be made on such Distribution Date, greater than zero, the Group I Overcollateralization Reduction Amount shall be equal to any amounts relating to principal which would otherwise be distributed to the holders of the Class A-I Certificates on such Distribution Date.

               Group II Overcollateralization Reduction Amount: With respect to any Distribution Date, to the extent the Group II Excess Overcollateralization Amount is, after taking into account all other distributions to be made on such Distribution Date, greater than zero, the Group II Overcollateralization Reduction Amount shall be equal to any amounts relating to principal which would otherwise be distributed to the holders of the Class A-II Certificates on such Distribution Date.

               Group I Pool Stated Principal Balance: As to any date of determination, the aggregate of the Stated Principal Balances of each Group I Loan that was an Outstanding Mortgage Loan on the Due Date immediately preceding the Due Period preceding such date of determination.

               Group II Pool Stated Principal Balance: As to any date of determination, the aggregate of the Stated Principal Balances of each Group II Loan that was an Outstanding Mortgage Loan on the Due Date immediately preceding the Due Period preceding such date of determination.

               Group I Principal Distribution Amount: With respect to any Distribution Date, the lesser of (a) the excess of (i) the Group I Available Distribution Amount over (ii) the Group I Interest Distribution Amount and (b) the sum of:

               (i) the principal portion of each Monthly Payment received or Advanced with respect to the related Due Period on each Outstanding Mortgage Loan that is a Group I Loan;

               (ii)   the  Stated   Principal   Balance  of  any  Group  I  Loan
                      repurchased during the related Prepayment Period (or deemed to have been so repurchased in accordance with
                      Section  3.07(b))  pursuant to Section 2.02, 2.03, 2.04 or
                      4.07 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan that is a Group I Loan pursuant to
                      Section 2.03 or 2.04 during the related Prepayment Period;

               (iii) the principal portion of all other unscheduled collections on the Group I Loans (including, without limitation, Principal Prepayments in Full, Curtailments, Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the related Prepayment Period (or deemed to have been so received) to the extent applied by the Master Servicer as recoveries of principal of the Group I Loans pursuant to Section 3.14 (other than Arrearages);

               (iv) the principal portion of any Realized Losses (other than Group I Excess Losses or Group II Excess Losses) incurred (or deemed to have been incurred) on any Group I Loans in the calendar month preceding such Distribution Date to the extent covered by Group I Excess Cash Flow or Group II Excess Cash Flow for such Distribution Date; and

               (v) the amount of any Group I Overcollateralization Increase Amount for such Distribution Date;

               minus

               (vi) the amount of any related Group I Overcollateralization Reduction Amount for such Distribution Date.

               Group II Principal Distribution Amount: With respect to any Distribution Date, the lesser of (a) the excess of (i) the Group II Available Distribution Amount over (ii) the Group II Interest Distribution Amount and (b) the sum of:

               (i) the principal portion of each Monthly Payment received or Advanced with respect to the related Due Period on each Outstanding Mortgage Loan that is a Group II Loan;

               (ii) the Stated Principal Balance of any Group II Loan repurchased during the related Prepayment Period (or deemed to have been so repurchased in accordance with
                      Section  3.07(b))  pursuant to Section 2.02, 2.03, 2.04 or
                      4.07 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan that is a Group II Loan pursuant to
                      Section 2.03 or 2.04 during the related Prepayment Period;

               (iii) the principal portion of all other unscheduled collections on the Group II Loans (including, without limitation, Principal Prepayments in Full, Curtailments, Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the related Prepayment Period (or deemed to have been so received) to the extent applied by the Master Servicer as recoveries of principal of the Group II Loans pursuant to Section 3.14 (other than Arrearages);

               (iv) the principal portion of any Realized Losses (other than Group I Excess Losses or Group II Excess Losses) incurred (or deemed to have been incurred) on any Group II Loans in the calendar month preceding such Distribution Date to the extent covered by Group I Excess Cash Flow or Group II Excess Cash Flow for such Distribution Date; and

               (v) the amount of any Group II Overcollateralization Increase Amount for such Distribution Date;

               minus

               (vi) the amount of any related Group II Overcollateralization Reduction Amount for such Distribution Date.

               Group I Required Overcollateralization Amount: As of any Distribution Date, an amount equal to 2.70% of the Group I Cut-off Date Balance; provided, however, that so long as (x) the Rolling Six Month Delinquency Rate for the Group I Loans does not exceed 5.00%, (y) the aggregate amount of all Realized Losses on the Group I Loans do not exceed 2.00% of the aggregate Group I Cut-off Date Balance and (z) no claim has been made on the Policy by the Trustee in respect of the Class A-I Certificates, which has not been reimbursed pursuant to Section 4.02(d)(v) or (e)(vi) within six months from the date such claim representing an Insured Amount has been paid by the Insurer, then with respect to any Distribution Date after the Group I Stepdown Date, the Group I Required Overcollateralization Amount will equal the greater of (i) 5.40% of the Group I Pool Stated Principal Balance immediately preceding such Distribution Date, and (ii) 0.50% of the Group I Cutoff Date Balance. Notwithstanding the foregoing, if the Group I Required Overcollateralization Amount is not reduced pursuant to the previous sentence, on or after the first Distribution Date on which the Group I Pool Stated Principal Balance, after giving effect to distributions to be made on such Distribution Date, is equal to or less than 33% of the aggregate Cut-off Date Principal Balance of the Group I Loans and the amount of Realized Losses with respect to the Group I Loans on any Distribution Date does not exceed 4.25% of the Group I Cut-off Date Balance, the Group I Required Overcollateralization Amount shall be 8.10% of the then outstanding Group I Pool Stated Principal Balance. In addition, if the Group I Required Overcollateralization Amount was reduced pursuant to the first sentence of this definition and the aggregate amount of Realized Losses on the Group I Loans with respect to any Distribution Date (i) exceeds 3.75% of the Group I Cut-off Date Balance, the Group I Required Overcollateralization Amount shall be 8.10% of the Group I Pool Stated Principal Balance or (ii) exceeds 4.50% of the Group I Cut-off Date Balance, the Group I Required Overcollateralization Amount shall be 10.80% of the then outstanding Group I Pool Stated Principal Balance.

        The Group I Required Overcollateralization Amount may be reduced with the prior written consent of the Insurer and prior written notice to the Rating Agencies.

               Group II Required Overcollateralization Amount: As of any Distribution Date, an amount equal to 5.00% of the Group II Cut-off Date Balance; provided, however, that so long as (x) the Rolling Six Month Delinquency Rate for the Group II Loans does not exceed 9.00%, (y) the aggregate amount of all Realized Losses on the Group II Loans do not exceed 2.50% of the aggregate Group II Cut-off Date Balance and (z) no claim has been made on the Policy in respect of the Class A-II Certificates by the Trustee, which has not been reimbursed pursuant to Section 4.02(d)(vi) or (e)(v) within six months from the date such claim representing an Insured Amount has been paid by the Insurer, then with respect to any Distribution Date after the Group II Stepdown Date, the Group II Required Overcollateralization Amount will equal the greater of (i) 10.00% of the Group II Pool Stated Principal Balance immediately preceding such Distribution Date, and (ii) 0.50% of the Group II Cut-off Date Balance. Notwithstanding the foregoing, if the Group II Required Overcollateralization Amount is not reduced pursuant to the previous sentence, on or after the first Distribution Date on which the Group II Pool Stated Principal Balance, after giving effect to distributions to be made on such Distribution Date, is equal to or less than 33% of the aggregate Cutoff Date Principal Balance of the Group II Loans and the amount of Realized Losses with respect to the Group II Loans on any Distribution Date does not exceed 4.25% of the Group II Cut-off Date Balance, the Group II Required Overcollateralization Amount shall be 15.00% of the then outstanding Group II Pool Stated Principal Balance. In addition, if the Group II Required Overcollateralization Amount was reduced pursuant to the first sentence of this definition and the aggregate amount of Realized Losses on the Group II Loans with respect to any Distribution Date (i) exceeds 3.75% of the Group II Cut-off Date Balance, the Group II Required Overcollateralization

Amount shall be 15.00% of the Group II Pool Stated Principal Balance or (ii) exceeds 4.50% of the Group II Cut-off Date Balance, the Group II Required Overcollateralization Amount shall be 20.00% of the then outstanding Group II Pool Stated Principal Balance.

        The Group II Required Overcollateralization Amount may be reduced with the prior written consent of the Insurer and prior written notice to the Rating Agencies.

               Group I Special Hazard Amount: As of any Distribution Date, an amount equal to $2,452,697, minus the sum of (i) the aggregate amount of Special Hazard Losses on the Group I allocated through Subordination in accordance with
Section 4.05 and (ii) the Group I Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the "Group I Adjustment Amount" shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Group I Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Group I Loan that has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Group I Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Group I Loans in any single five-digit California zip code area with the largest amount of Group I Loans by aggregate principal balance as of such anniversary and (B) the greater of (i) the product of 0.50%
multiplied  by the  outstanding  principal  balance  of all Group I Loans on the
Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Group I Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Group I Loans, expressed as a percentage, and the denominator of which is equal to 22.63% (which percentage is equal to the percentage of Group I Loans initially secured by Mortgaged
Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of the largest Group I Loan secured by a Mortgaged Property located in the State of California.

               The Group I Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall obtain the written approval of the Insurer and obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to each Class of Class A-I Certificates without regard to the Policy by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency.

               Group II Special Hazard Amount: As of any Distribution Date, an amount equal to $2,219,769, minus the sum of (i) the aggregate amount of Special Hazard Losses on the Group II allocated through Subordination in accordance with
Section 4.05 and (ii) the Group II Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the "Group II Adjustment Amount" shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the

Group II Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Group II Loan that has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Group II Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Group II Loans in any single five-digit California zip code area with the largest amount of Group II Loans by aggregate principal balance as of such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Group II Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Group II Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of all of the Group II Loans, expressed as a percentage, and the denominator of which is equal to 26.16% (which percentage is equal to the percentage of Group II Loans initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the largest Group II Loan secured by a Mortgaged Property located in the State of California.

               The Group II Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall obtain the written approval of the Insurer and obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to the Class A-II Certificates without regard to the Policy by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency.

               Group I Stepdown Date: The later to occur of (i) the Distribution Date occurring in July 2001 and (ii) the Distribution Date on which the aggregate Stated Principal Balance of the Group I Loans is less than one-half of the Group I Cut-off Date Balance.

               Group II Stepdown Date: The later to occur of (i) the Distribution Date occurring in July 2001 and (ii) the Distribution Date on which the aggregate Stated Principal Balance of the Group II Loans is less than one-half of the Group II Cut-off Date Balance.

               Group I Weighted Average Net Mortgage Rate: With respect to any Distribution Date, a per annum rate equal to (a) the weighted average of the Net Mortgage Rates on the Group I Loans, weighted on the basis of the respective Stated Principal Balances thereof immediately preceding such Distribution Date minus (b) the Certificate Insurer Premium Rate.

               Group II Weighted Average Net Mortgage Rate: With respect to any Distribution Date, a per annum rate equal to (a) the weighted average of the Net Mortgage Rates on the Group II Loans, weighted on the basis of the respective Stated Principal Balances thereof immediately preceding such Distribution Date minus (b) the Certificate Insurer Premium Rate.

               HomeComings: HomeComings Financial Network, Inc., a wholly-owned subsidiary of Residential Funding.

               Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Master Servicer or the Trustee or in an Affiliate thereof, and
(iii) is not connected with the Company, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

     Index: With respect to any Group II Loan and as to any Adjustment Date therefor, the related index as stated in the related Mortgage Note.

               Initial Certificate Principal Balance: With respect to each Class of Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date as set forth in the Preliminary Statement hereto.

               Insurance Account: The account or accounts created and maintained pursuant to Section 4.08, which shall be entitled "The First National Bank of Chicago, as trustee, in trust for the registered holders of Residential Asset Securities Corporation, Mortgage Asset-Backed Pass-Through Certificates, Series 1999-RS2," and which must be an Eligible Account.

     Insurance Agreement: The Insurance and Indemnity Agreement, dated as of June 30, 1999, among the Insurer, the Trustee, the Master Servicer and the Company.

               Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

     Insured Amount: With respect to the Class A Certificates, as of any Distribution Date, the Deficiency Amount, if any, for such Distribution Date.

     Insurer: Ambac Assurance Corporation, a Wisconsin-domiciled stock insurance corporation or its successors in interest.

     Insurer Account: An account of the Insurer maintained at Citibank, N.A. (ABA No. 021-000089), Account No. 40609486, Attention: Pamela Dottin, or such other account as may be designated by the Insurer to the Trustee in writing not less than five Business Days prior to the related Distribution Date.

     Insurer Default: The existence and continuance of any of the following: (a) a failure by the Insurer to make a payment required under the Policy in accordance with its terms; or (b)(i) the Insurer (A) files any petition or commences any case or proceeding under any provision or chapter of the Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (B) makes a general assignment for the benefit of its creditors, or (C) has an order for relief entered against it under the Bankruptcy Code or any other similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or (ii) a court of competent jurisdiction, the Wisconsin insurance department or other competent regulatory authority enters a final and nonappealable order, judgment or decree (A) appointing a custodian, trustee, agent or receiver for the Insurer or for all or any material portion of its property or (B) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Insurer (or the taking of possession of all or any material portion of the property of the Insurer).

               Interest Accrual Period: With respect to any Class A-I Certificate or Class SB Certificate and any Distribution Date, the prior calendar month. With respect to any Class A-II Certificate, (i) with respect to the Distribution Date in July 1999, the period commencing the Closing Date and ending on the day preceding the Distribution Date in July 1999, and (ii) with respect to any Distribution Date after the Distribution Date in July 1999, the period commencing on the Distribution Date in the month immediately preceding the month in which such Distribution Date occurs and ending on the day preceding such Distribution Date.

               International Borrower: In connection with any Mortgage Loan, a borrower who is (a) a United States citizen employed in a foreign country, (b) a non-permanent resident alien employed in the United States or (c) a citizen of a country other than the United States with income derived from sources outside the United States.

               Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

               Late Payment Rate:  As defined in the Insurance Agreement.

               LIBOR: With respect to any Distribution Date, the arithmetic mean of the London interbank offered rate quotations for one-month U.S. Dollar deposits, expressed on a per annum basis, determined in accordance with Section 1.02.

               LIBOR Business Day: Any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in London, England are required or authorized to by law to be closed.

               LIBOR Rate Adjustment Date: With respect to each Distribution Date, the second LIBOR Business Day immediately preceding the commencement of the related Interest Accrual Period.

               Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

               Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

     Lockout Distribution Percentage: For any Distribution Date, shall be as follows:

               Period                         Lockout Distribution Percentage

        July 1999 to June 2002                                       0%
        July 2002 to June 2004                                     45%
        July 2004 to June 2005                                     80%
        July 2005 to June 2006                                   100%
        July 2006 and thereafter                                 300%

               Maturity Date: With respect to the Class A-I Certificates, the latest possible maturity date, solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, by which the Certificate Principal Balance of each such Class of Certificates representing a regular interest in the Trust Fund would be reduced to zero, which is July 25, 2029, which is the Distribution Date following the latest scheduled maturity date of any Group I Loan. With respect to the Class A-II Certificates, the latest possible maturity date, solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, by which the Certificate Principal Balance of each such Class of Certificates representing a regular interest in the Trust Fund would be reduced to zero, which is July 25, 2029, which is the Distribution Date following the latest scheduled maturity date of any Group II Loan.

               Maximum Class A-II Rate: With respect to any Interest Accrual Period, a per annum rate equal to (i) the Group II Weighted Average Net Mortgage Rate multiplied by (ii) a fraction equal to (x) 30 divided by (y) the number days in such Interest Accrual Period.

               Maximum Mortgage Rate: As to any Group II Loan, the rate indicated in Exhibit F-2 hereto as the "NOTE CEILING," which rate is the maximum interest rate that may be applicable to such Group II Loan at any time during the life of such Mortgage Loan.

               Maximum Net Mortgage Rate: As to any Group II Loan, the rate per annum indicated in Exhibit F-2 as the "MAX NET MTG RT" for such Group II Loan.

               Minimum  Mortgage  Rate: As to any Group II Loan,  the greater of
(i) the Note Margin and (ii) the rate indicated in Exhibit F-2 hereto as the "NOTE FLOOR", which rate may be applicable to such Group II Loan at any time during the life of such Group II Loan.

     Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

               Modified Net Mortgage Rate: As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

               Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and the Due Date in any Due Period, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient
Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan). The Monthly Payment shall not include any Arrearages.

               Moody's: Moody's Investors Service, Inc., or its successor.

               Mortgage: With respect to each Mortgage Note, the mortgage, deed of trust or other comparable instrument creating a first or junior lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

               Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

               Mortgage Loan Accrued Interest: With respect to each Neg Am Loan and each Due Date, the aggregate amount of interest accrued at the Mortgage Rate in respect of such Mortgage Loan since the preceding Due Date (or in the case of the initial Due Date, since the Cut-off Date) to but not including such Due Date with respect to which the Mortgage Loan Accrued Interest is being calculated in accordance with the terms of such Mortgage Loan, after giving effect to any previous Principal Prepayments, Deficient Valuation or Debt Service Reduction in respect of such Neg Am Loan.

     Mortgage Loan Program: The program under which the related Mortgage Loan was originated, which program shall be one of the following: Core Program, Expanded Criteria Program, Expanded Credit Program, Phoenix Program or Portfolio Transaction Program.

               Mortgage Loan Schedule: The lists of the Mortgage Loans attached hereto as Exhibit F-1 and Exhibit F-2 (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which lists shall set forth at a minimum the following information as to each Mortgage Loan:

               (i)    the Mortgage Loan identifying number ("RFC LOAN #");

               (ii) the street address of the Mortgaged Property including state and zip code ("ADDRESS");

               (iii) the maturity of the Mortgage Note ("MATURITY DATE", or "MATURITY DT" for Mortgage Loans and if such Mortgage Loan is a Balloon Loan, the amortization term thereof;

               (iv) the Mortgage Rate as of the Cut-off Date ("ORIG RATE")

               (v) the Mortgage Rate as of the Cut-off Date for a Group II Loan ("CURR RATE");

               (vi) the Net Mortgage Rate as of the Cut-off Date ("CURR NET");

               (vii) the scheduled monthly payment of principal, if any, and interest as of the Cutoff Date ("ORIGINAL P & I" or "CURRENT P & I" for the Group II Loans);

               (viii) the Cut-off Date Principal Balance ("PRINCIPAL BAL");

               (ix)   the Loan-to-Value Ratio at origination ("LTV");

               (x) a code "T", "BT" or "CT" under the column "LN FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence (the absence of any such code means the Mortgage Loan is secured by a primary residence);

               (xi) a code "N" under the column "OCCP CODE", indicating that the Mortgage Loan is secured by a non-owner occupied residence (the absence of any such code means the Mortgage Loan is secured by an owner occupied residence);

               (xii) the Maximum Mortgage Rate for the Group II Loans ("NOTE CEILING");

               (xiii) the Maximum Net Mortgage Rate for the Group II Loans ("NET CEILING");

               (xiv) the Note Margin for the Group II Loans ("NOTE MARGIN");

               (xv) the first Adjustment Date after the Cut-off Date for the Group II Loans ("NXT INT CHG DT");

               (xvi) the Periodic Cap for the Group II Loans ("PERIODIC DECR" or "PERIODIC INCR");

               (xvii) the rounding of the  semi-annual  or annual  adjustment to the Mortgage Rate with respect to the Group II Loans ("NOTE METHOD"); and

               (xviii)whether such  Mortgage Loan is a Neg Am Loan ("MAX NEG AM"
                      greater than 100).

               Such schedules may consist of multiple reports that collectively set forth all of the information required.

               Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

               Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

               Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification. The Mortgage Rate on the Group II Loans will adjust: (a) semi-annually commencing (i) six months after the date of origination, (ii) one year after the date of origination, (iii) two years after the date of origination, or (iv) three years after the date of origination, or (b) annually commencing (i) one year after the date of origination or (ii) three years after the date of origination, each as specified in the related Mortgage Note, in each case, on the Adjustment Date to equal the sum (rounded to the nearest multiple of one-eighth of one percent (0.125%) or up to the nearest one-eighth of one percent, which are indicated by a "U" on Exhibit F-2 hereto, except in the case of the Mortgage Loans indicated by an "X" on Exhibit F-2 hereto under the heading "NOTE METHOD"), of the related Index plus the Note Margin, in each case subject to the applicable Periodic Cap, Maximum Mortgage Rate and Minimum Mortgage Rate.

     Mortgaged Property: The underlying real property securing a Mortgage Loan.

               Mortgagor:  The obligor on a Mortgage Note.

     Neg Am Loan: Any Group II Loan providing for negative amortization, as indicated in the Mortgage Loan Schedule.

               Net Mortgage Rate: As to any Group I Loan, a per annum rate equal to the Adjusted Mortgage Rate for such Mortgage Loan minus the Servicing Fee Rate. With respect to each Group II Loan and each Due Date occurring on or prior to the first Adjustment Date for such Group II Loan, the rate designated as the "NET MTG RT" for such Group II Loan on Exhibit F-2 hereto and with respect to each Group II Loan and each Due Date occurring after each Adjustment Date, a rate equal to the Adjusted Mortgage Rate minus the Servicing Fee Rate; provided that (i) the Net Mortgage Rate becoming effective on any Adjustment Date shall not be greater or less than the Net Mortgage Rate immediately prior to such Adjustment Date plus or minus the Periodic Cap applicable to such

Group II Loan and (ii) the Net Mortgage Rate for any Group II Loan shall not exceed a rate equal to the Maximum Net Mortgage Rate for such Group II Loan.

     Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

     Non-United States Person: Any Person other than a United States Person.

               Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds or REO Proceeds.

     Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

               Note Margin: As to each Group II Loan, the fixed percentage set forth in the related Mortgage Note and indicated in Exhibit F-2 hereto as the "NOTE MARGIN," which percentage is added to the Index on each Adjustment Date to determine (subject to rounding in accordance with the related Mortgage Note, the Periodic Cap, the Maximum Mortgage Rate and the Minimum Mortgage Rate) the interest rate to be borne by such Group II Loan until the next Adjustment Date.

               Notice:  As defined in Section 4.04.

               Notional Amount: With respect to the Class SB-I Certificates, the sum of the Uncertificated Balances of the REMIC III Regular Interests III-LT1-I, III-LT2-I, III-LT3-I, III-LT4-I, III-LT5-I, III-LT6-I and III-LT7-I. With respect to the Class SB-II Certificates, the sum of the Uncertificated Balances of the REMIC III Regular Interests III-LT1-II, III-LT2-II and III-LT3-II.

               Officers' Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Company or the Master Servicer, as the case may be, and delivered to the Trustee and the Insurer, as required by this Agreement.

               Opinion of Counsel: A written opinion of counsel acceptable to the Trustee, the Insurer and the Master Servicer, who may be counsel for the Company or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of REMIC I, REMIC II, REMIC III or REMIC IV as REMICs or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

     Outstanding Mortgage Loan: As to the Due Date in any Due Period, a Mortgage Loan (including an REO Property) that was not the subject of a Principal Prepayment in Full, Cash

Liquidation  or  REO  Disposition  and  that  was  not  purchased,   deleted  or
substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04 or 4.07.

               Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

               Pass-Through Rate: With respect to the Class A-I-1 Certificates and each Interest Accrual Period, a per annum rate equal to the lesser of (i) 6.535% and (ii) the Group I Weighted Average Net Mortgage Rate.

        With respect to the Class A-I-2 Certificates and each Interest Accrual Period, a per annum rate equal to the lesser of (i) 7.110% and (ii) the Group I Weighted Average Net Mortgage Rate.

        With respect to the Class A-I-3 Certificates and each Interest Accrual Period, a per annum rate equal to the lesser of (i) 7.525% and (ii) the Group I Weighted Average Net Mortgage Rate.

        With respect to the Class A-I-4 Certificates and each Interest Accrual Period, a per annum rate equal to the lesser of (i) 7.795% and (ii) the Group I Weighted Average Net Mortgage Rate.

        With respect to the Class A-I-5 Certificates and each Interest Accrual Period, a per annum rate equal to the lesser of (i) 7.555% and (ii) the Group I Weighted Average Net Mortgage Rate.

        With respect to the Class A-II Certificates and each Interest Accrual Period, a per annum rate equal to the lesser of (i) LIBOR plus the Class A-II Margin and (ii) the Maximum Class A-II Rate.

        With respect to the Class SB-I Certificates and any Distribution Date, a rate per annum equal to the sum of the following components:

                      (i) the REMIC III Remittance Rate for REMIC III Regular Interest III- LT1-I minus two (2) times the weighted average of the REMIC III Remittance Rates for REMIC III Regular Interests III-LT2-I, III-LT3-I, III-LT4-I, III-LT5-I, III-LT6-I and III-LT7-I, with the rate on REMIC III Regular Interest III-LT7-I equal to zero for the purpose of this calculation applied to a notional amount equal to the Uncertificated Balance of III-LT1-I;

                      (ii) the weighted average of the REMIC III Remittance Rates for REMIC III Regular Interest III-LT2-I, III-LT3-I, III-LT4-I, III-LT5-I and III-LT6-I minus two (2) times the weighted average of the REMIC III Remittance Rates for REMIC III Regular Interests III-LT2-I, III-LT3-I, III-LT4-I, III-LT5-I, III-LT6-I and III-LT7-I, with the rate on REMIC III Regular Interest III-LT7-I equal to zero for the purpose of this calculation applied to a notional amount equal to the sum of the Uncertificated Balances of III-LT2-I, III-LT3-I, III-LT4-I, III-LT5-I and III-LT6-I;

                      (iii) the REMIC III Remittance Rate for REMIC III Regular Interest III- LT7-I minus two (2) times the weighted average of the REMIC III Remittance Rates for REMIC III Regular Interests III-LT2-I and III-LT3-I, III-LT4-I, III-LT5-I, III-LT6-I and III- LT7-I, with the rate on REMIC III Regular Interest III-LT7-I equal to zero for the purpose of this calculation applied to a notional amount equal to the Uncertificated Balance of III- LT7-I;

                      (iv) 100% of the REMIC III Remittance Rate for REMIC III Regular Interest III-LT2-SI;

                      (v) 100% of the REMIC III Remittance Rate for REMIC III Regular Interest III-LT3-SI;

                      (vi) 100% of the REMIC III Remittance Rate for REMIC III Regular Interest III-LT4-SI;

                      (vii) 100% of the REMIC III Remittance Rate for REMIC III Regular Interest III-LT5-SI;

                      (viii) 100% of the REMIC III Remittance Rate for REMIC III Regular Interest III-LT6-SI;

               With respect to the Class SB-II Certificates and any Distribution Date, a rate per annum equal to the sum of the following components:

                      (i) the REMIC III Remittance Rate for REMIC III Regular Interest III- LT1-II minus two (2) times the weighted average of the REMIC III Remittance Rates for REMIC III Regular Interests III-LT2-II and III-LT3-II, with the rate on REMIC III Regular Interest III-LT3-II equal to zero for the purpose of this calculation applied to a notional amount equal to the Uncertificated Balance of III-LT1-II;

                      (ii) the REMIC III Remittance Rate for REMIC III Regular Interest III- LT2-II minus two (2) times the weighted average of the REMIC III Remittance Rates for REMIC III Regular Interests III-LT2-II and III-LT3-II, with the rate on REMIC III Regular Interest III-LT3-II equal to zero for the purpose of this calculation applied to a notional amount equal to the Uncertificated Balance of III-LT2-II;

                      (iii) the REMIC III Remittance Rate for REMIC III Regular Interest III- LT3-II minus two (2) times the weighted average of the REMIC III Remittance Rates for REMIC III Regular Interests III-LT2-II and III-LT3-II, with the rate on REMIC III Regular Interest III-LT3-II equal to zero for the purpose of this calculation applied to a notional amount equal to the Uncertificated Balance of III-LT3-II; and

                      (iv) 100% of the REMIC II Remittance Rate for REMIC III Regular Interest III-LT2-SII;.

     Paying Agent: The First National Bank of Chicago or any successor Paying Agent appointed by the Trustee.

               Percentage Interest: With respect to any Class A Certificate, the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof divided by the aggregate Initial Certificate Principal Balance of all of the Certificates of the same Class. The Percentage Interest with respect to a Class SB or Class R Certificate shall be stated on the face thereof.

               Periodic Cap: With respect to each Group II Loan, the periodic rate cap that limits the increase or the decrease of the related Mortgage Rate on any Adjustment Date pursuant to the terms of the related Mortgage Note.

               Permitted Investments:  One or more of the following:

               (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

               (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

               (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is a Rating Agency;

               (iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper or demand notes shall have a remaining maturity of not more than 30 days;

               (v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest rating available; and

               other obligations or securities that are acceptable to the Insurer and each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

               provided, however, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean the following: A-1 in the case of Standard & Poor's and P-1 in the case of Moody's.

     Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

               Person: Any individual,  corporation,  limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Policy: The Certificate Guaranty Insurance Policy No. AB0275BE issued by the Insurer in respect of the Class A Certificates, a copy of which is attached hereto as Exhibit Q.

               Prepayment Assumption: With respect to the Class A Certificates, the prepayment assumption to be used for determining the accrual of original issue discount and premium and market discount on such Certificates for federal income tax purposes, which assumes a constant prepayment rate of 16% per annum with respect to the Group I Loans, and 28% per annum with respect to the Group II Loans.

               Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related Prepayment Period, an amount equal to the excess of one month's interest at the related Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the related Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such Prepayment Period to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the related Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

     Prepayment Period: As to any Distribution Date, the calendar month preceding the month of distribution.

     Primary  Insurance  Policy:   Each  primary  policy  of  mortgage  guaranty
insurance as indicated on Exhibit F-1 and Exhibit F-2 with the exception of either code "23" or "96" under the column "MI CO CODE."

               Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

     Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

               Program Guide: The AlterNet Seller Guide or the Residential Funding Seller Guide, as applicable, for mortgage collateral sellers that participate in Residential Funding's standard mortgage programs, and Residential Funding's Servicing Guide and any other subservicing arrangements which Residential Funding has arranged to accommodate the servicing of the Mortgage Loans.

               Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee and the Certificate Insurer Premium Rate, if any, is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) plus the Certificate Insurer Premium Rate, if any, in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the first day of the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

               Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential
Funding, in the Custodial Account in the month of substitution); (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution; (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution; (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement and (vi) in the case of the Group II Loans, (w) have a Mortgage Rate that adjusts with the same frequency and based upon the same Index as that of the Deleted Mortgage Loan, (x) have a Note Margin not less than that of the Deleted Mortgage Loan; (y) have a Periodic Rate Cap that is equal to that of the Deleted Mortgage Loan; and (z) have a next Adjustment Date no later than that of the Deleted Mortgage Loan.

               Rating Agency: Standard & Poor's and Moody's. If either agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company and with respect to the Class A Certificates, the Insurer, notice of which designation shall be given to the Trustee and the Master Servicer.

               Realized Loss: With respect to each Mortgage Loan (or REO Property) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate and the Certificate Insurer Premium Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the last day of the month in which the Cash Liquidation (or REO Disposition) occurred on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced to the extent such interest does not constitute Deferred Interest that has been added to the principal balance of such Mortgage Loan, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and the Certificate Insurer Premium Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances or expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed. With respect to each Mortgage Loan which is the subject of a Servicing Modification, (a) the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced, and (b) any such amount with respect to a Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction. Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized Loss hereunder so long as the Master Servicer has notified the Trustee and the Insurer in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage
Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

               Record Date: With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

     Regular Interest: Any one of the regular interests in the Trust Fund.

     Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

     REMIC: A "real estate  mortgage  investment  conduit" within the meaning of
Section 860D of the Code.

               REMIC Administrator: Residential Funding Corporation. If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, acceptable to the Insurer, subject to assumption of the REMIC Administrator obligations under this Agreement.

               REMIC  I:  The  segregated   pool  of  assets   subject   hereto,
constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made (other than with respect to the items in clause (v) and the proceeds thereof), consisting of:

                      (i)    the Group I Loans and the related Mortgage Files;

                      (ii) all payments on and collections in respect of the Group I Loans due after the Cut-off Date (other than Monthly Payments due in June 1999) as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, other than Arrearages;

                      (iii) property which secured a Group I Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure;

                      (iv) the hazard insurance policies and Primary Insurance Policy pertaining to the Group I Loans, if any;

                      (v)    the Policy; and

                      (vi) all proceeds of clauses (i) through (v) above.

               REMIC I Regular Interest: Any of the seven separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a "regular interest" in REMIC I. Each REMIC I Regular Interest shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the preliminary statement hereto. The designations for the respective REMIC I Regular Interests are set forth in the Preliminary Statement hereto.

               REMIC I Regular Interest I-LT1-I: One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LT1-I shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

               REMIC I Regular Interest I-LT2-I: One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LT2-I shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

               REMIC I Regular Interest I-LT3-I: One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LT3-I shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

               REMIC I Regular Interest I-LT4-I: One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LT4-I shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

               REMIC I Regular Interest I-LT5-I: One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LT5-I shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

               REMIC I Regular Interest I-LT6-I: One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LT6-I shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

               REMIC I Regular Interest I-LT7-I: One of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a Regular Interest in REMIC I. REMIC I Regular Interest I-LT7-I shall accrue interest at the related REMIC I Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

               REMIC I Remittance Rate: With respect to REMIC I Regular Interests I-LT1-I, I- LT2-I and I-LT3-I, I-LT4-I, I-LT5-I, I-LT6-I and I-LT7-I the weighted average of Net Mortgage Rates on the then outstanding Group I Loans and Group I REO Properties.

               REMIC  II:  The  segregated   pool  of  assets  subject   hereto,
constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made (other than with respect to the items in clause (v) and the proceeds thereof), consisting of:

                      (i)    the Group II Loans and the related Mortgage Files;

                      (ii) all payments on and collections in respect of the Group II Loans due after the Cut-off Date (other than Monthly Payments due in June 1999) as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, other than Arrearages;

                      (iii) property which secured a Group II Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure;

                      (iv) the hazard insurance policies and Primary Insurance Policy pertaining to the Group II Loans, if any;

                      (v)    the Policy; and

                      (vi) all proceeds of clauses (i) through (v) above.

               REMIC II Regular Interest: Any of the three separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a "regular interest" in REMIC II. Each REMIC II Regular Interest shall accrue interest at the related REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the preliminary statement hereto. The designations for the respective REMIC II Regular Interests are set forth in the Preliminary Statement hereto.

               REMIC II Regular Interest II-LT1-II: One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest II-LT1-II shall accrue interest at the related REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

               REMIC  II  Regular  Interest  II-LT2-II:   One  of  the  separate
non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC

II. REMIC II Regular Interest II-LT2-II shall accrue interest at the related REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

               REMIC II Regular Interest II-LT3-II: One of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a Regular Interest in REMIC II. REMIC II Regular Interest II-LT3-II shall accrue interest at the related REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

               REMIC II Remittance Rate: With respect to REMIC II Regular Interests II-LT1-II, II-LT2-II and II-LT3-II, the weighted average of Net Mortgage Rates on the then outstanding Group II Loans and Group II REO Properties.

     REMIC III Group I Required Overcollateralization Amount: 1% of the Group I Required Overcollateralization Amount.

     REMIC III Group II Required Overcollateralization Amount: 1% of the Group II Required Overcollateralization Amount.

               REMIC III: The segregated pool of assets consisting of all of the REMIC I Regular Interests and REMIC II Regular Interests conveyed in trust to the Trustee for the benefit of REMIC IV, as holder of the REMIC III Regular Interests, and the Class R-III Certificateholders pursuant to Section 2.07, and all amounts deposited therein, with respect to which a separate REMIC election is to be made.

               REMIC III Regular Interest: Any of the sixteen separate non-certificated beneficial ownership interests in REMIC III issued hereunder and designated as a "regular interest" in REMIC III. Each REMIC III Regular Interest shall accrue interest at the related REMIC III Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in Preliminary Statement hereto. The designations for the respective REMIC III Regular Interests are set forth in the Preliminary Statement hereto.

               REMIC III Regular Interest III-LT1-I: One of the separate non-certificated beneficial ownership interests in REMIC III issued hereunder and designated as a Regular Interest in REMIC III. REMIC III Regular Interest III-LT1-I shall accrue interest at the related REMIC III Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

               REMIC III Regular Interest III-LT2-I: One of the separate non-certificated beneficial ownership interests in REMIC III issued hereunder and designated as a Regular Interest in REMIC III. REMIC III Regular Interest III-LT2-1 shall accrue interest at the related REMIC III subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

               REMIC III Regular Interest III-LT3-I: One of the separate non-certificated beneficial ownership interests in REMIC III issued hereunder and designated as a Regular Interest in REMIC III. REMIC III Regular Interest III-LT3-I, shall accrue interest at the related REMIC III Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

               REMIC III Regular Interest III-LT4-I: One of the separate non-certificated beneficial ownership interests in REMIC III issued hereunder and designated as a Regular Interest in REMIC III. REMIC III Regular Interest III-LT4-I, shall accrue interest at the related REMIC III Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

               REMIC III Regular Interest III-LT5-I: One of the separate non-certificated beneficial ownership interests in REMIC III issued hereunder and designated as a Regular Interest in REMIC III. REMIC III Regular Interest III-LT5-I, shall accrue interest at the related REMIC III Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

               REMIC III Regular Interest III-LT6-I: One of the separate non-certificated beneficial ownership interests in REMIC III issued hereunder and designated as a Regular Interest in REMIC III. REMIC III Regular Interest III-LT6-I, shall accrue interest at the related REMIC III Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

               REMIC III Regular Interest III-LT7-I: One of the separate non-certificated beneficial ownership interests in REMIC III issued hereunder and designated as a Regular Interest in REMIC III. REMIC III Regular Interest III-LT7-I, shall accrue interest at the related REMIC III Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

               REMIC III Regular Interest III-LT1-II: One of the separate non-certificated beneficial ownership interests in REMIC III issued hereunder and designated as a Regular Interest in REMIC III. REMIC III Regular Interest III-LT1-II shall accrue interest at the related REMIC III Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

               REMIC III Regular Interest III-LT2-II: One of the separate non-certificated beneficial ownership interests in REMIC III issued hereunder and designated as a Regular Interest in REMIC III. REMIC III Regular Interest III-LT2-II shall accrue interest at the related REMIC III Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

               REMIC III Regular Interest III-LT3-II: One of the separate non-certificated beneficial ownership interests in REMIC III issued hereunder and designated as a Regular Interest in REMIC III. REMIC III Regular Interest III-LT3-II shall accrue interest at the related REMIC III Remittance Rate in effect from time to time, and shall be entitled to distributions of principal subject to the terms and conditions hereof, in aggregate amount equal to its initial Uncertificated Balance as set forth in the Preliminary Statement hereto.

               REMIC III Regular Interest III-LT2-SI: One of the separate non-certificated beneficial ownership interests in REMIC III issued hereunder and designated as a Regular Interest in REMIC III. REMIC III Regular Interest III-LT2-SI shall accrue interest at the related REMIC III Remittance Rate in effect from time to time, on its related Uncertificated Notional Amount.

               REMIC III Regular Interest III-LT3-SI: One of the separate non-certificated beneficial ownership interests in REMIC III issued hereunder and designated as a Regular Interest in REMIC III. REMIC III Regular Interest III-LT3-SI shall accrue interest at the related REMIC III Remittance Rate in effect from time to time, on its related Uncertificated Notional Amount.

               REMIC III Regular Interest III-LT4-SI: One of the separate non-certificated beneficial ownership interests in REMIC III issued hereunder and designated as a Regular Interest in REMIC III. REMIC III Regular Interest III-LT4-SI shall accrue interest at the related REMIC III Remittance Rate in effect from time to time, on its related Uncertificated Notional Amount.

               REMIC III Regular Interest III-LT5-SI: One of the separate non-certificated beneficial ownership interests in REMIC III issued hereunder and designated as a Regular Interest in REMIC III. REMIC III Regular Interest III-LT5-SI shall accrue interest at the related REMIC III Remittance Rate in effect from time to time, on its related Uncertificated Notional Amount.

               REMIC III Regular Interest III-LT6-SI: One of the separate non-certificated beneficial ownership interests in REMIC III issued hereunder and designated as a Regular Interest in REMIC III. REMIC III Regular Interest III-LT6-SI shall accrue interest at the related REMIC III Remittance Rate in effect from time to time, on its related Uncertificated Notional Amount.

               REMIC III Regular Interest III-LT2-SII: One of the separate non-certificated beneficial ownership interests in REMIC III issued hereunder and designated as a Regular Interest in REMIC III. REMIC III Regular Interest III-LT2-SII shall accrue interest at the related REMIC III Remittance Rate in effect from time to time, on its related Uncertificated Notional Amount.

               REMIC III Remittance Rate: With respect to REMIC III Regular Interests III-LT1-I and III-LT7-I, the weighted average of the Net Mortgage Rates on the then outstanding Mortgage

Loans and REO Properties in Group I. With respect to REMIC III Regular Interests III-LT2-I, the lesser of (i) 6.535% and (ii) the Group I Weighted Average Net Mortgage Rate. With respect to REMIC III Regular Interests III-LT3-I, the lesser of (i) 7.110% and (ii) the Group I Weighted Average Net Mortgage Rate. With respect to REMIC III Regular Interests III-LT4-I, the lesser of (i) 7.525% and
(ii) the Group I Weighted Average Net Mortgage Rate. With respect to REMIC III Regular Interests III-LT5-I, the lesser of (i) 7.795% and (ii) the Group I Weighted Average Net Mortgage Rate. With respect to REMIC III Regular Interests III-LT6-I, the lesser of (i) 7.555% and (ii) the Group I Weighted Average Net Mortgage Rate. With respect to REMIC III Regular Interests III-LT2-SI, a rate per annum equal to excess of the REMIC I Remittance Rate for the related Uncertificated Notional Amount over the REMIC III Remittance Rate for III-LT2-I. With respect to REMIC III Regular Interests III-LT3-SI, a rate per annum equal to excess of the REMIC I Remittance Rate for the related Uncertificated Notional Amount over the REMIC III Remittance Rate for III-LT3-I. With respect to REMIC III Regular Interests III-LT4-SI, a rate per annum equal to excess of the REMIC I Remittance Rate for the related Uncertificated Notional Amount over the REMIC III Remittance Rate for III-LT4-I. With respect to REMIC III Regular Interests III-LT5-SI, a rate per annum equal to excess of the REMIC I Remittance Rate for the related Uncertificated Notional Amount over the REMIC III Remittance Rate for III-LT5-I. With respect to REMIC III Regular Interests III-LT6-SI, a rate per annum equal to excess of the REMIC I Remittance Rate for the related Uncertificated Notional Amount over the REMIC III Remittance Rate for III-LT6-I. With respect to REMIC III Regular Interests III-LT1-II and III-LT3-II, the weighted average of the Net Mortgage Rates on the then outstanding Mortgage Loans and REO Properties in Group II. With respect to REMIC III Regular Interests III-LT2-II, the Pass-Through Rate on the Class A-II Certificates. With respect to REMIC III Regular Interests III-LT2-SII, a rate per annum equal to excess of the REMIC II Remittance Rate for the related Uncertificated Notional Amount over the REMIC III Remittance Rate for III-LT2-II.

               REMIC IV: The segregated pool of assets consisting of all of the REMIC III Regular Interests, with respect to which a separate REMIC election is to be made.

     REMIC IV Certificate: Any Certificate, other than a Class R-I, Class R-II or Class R-III Certificate.

               REMIC IV Regular Certificate: Any REMIC IV Certificate, other than a Class R-IV Certificate.

               REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

               REO Acquisition: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

               REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received substantially all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

               REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate and the Certificate
Insurer Premium Rate, if any, that would have been applicable to the related Mortgage Loan had it been outstanding net of amounts that would have been Deferred Interest, if any) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

               REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

               REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

               Re-Performing Loans: The Mortgage Loans listed on Exhibit R, which were 90 days or more contractually delinquent as of the Cut-off Date, but for which the related Mortgagor had entered into a repayment plan or trial modification plan.

               Repurchase Event:  As defined in the Assignment Agreement.

               Request for Release: A request for release, the forms of which are attached as Exhibit G hereto, or an electronic request in a form acceptable to the Custodian.

               Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

     Residential   Funding:   Residential   Funding   Corporation,   a  Delaware
corporation, in its capacity as seller of the Mortgage Loans to the Company and any successor thereto.

               Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

               Rolling Six-Month Delinquency Ratio: As of any Distribution Date, the fraction, expressed as a percentage, equal to the average of the Delinquency Ratio for each of the six (or one, two, three, four and five in the case of the first, second, third, fourth and fifth Distribution Dates) immediately preceding Due Periods.

     Security Agreement: With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock.

               Servicer Bailee Loan: A Mortgage Loan, as indicated on the Mortgage Loan Schedule, for which the Mortgage File is held on the Cut-off Date by the related servicer or the servicer's attorney.

     Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

               Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

               Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate equal to the Servicing Fee Rate multiplied by the Stated Principal Balance of such Mortgage Loan as of the related Due Date in the related Due Period, as may be adjusted pursuant to
Section 3.16(e).

               Servicing Fee Rate: The per annum rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE," as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

               Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to a modification of such Mortgage Loan in accordance with Section 3.07(a).

               Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee and the Insurer by the Master Servicer, as such list may from time to time be amended.

     Servicing Trigger: As of any Distribution Date, for purposes of Section 7.05, "Servicing Trigger; Removal of Master Servicer," the occurrence of any of the following scenarios:

               (i) The aggregate Rolling Six-Month Delinquency Ratio is greater than 15% for the then-current Distribution Date;

               (ii) the aggregate Rolling Six-Month Delinquency Ratio is greater than 13% for the then-current and two preceding Distribution Dates;

               (iii) the aggregate Twelve-Month Loss Amount is greater than or equal to 2.75% of the aggregate Stated Principal Balance of the Mortgage Loans; or

               (iv) the aggregate  Realized  Losses on the Mortgage Loans exceed
        (a) with respect to the first 12 Distribution Dates, 2.25% of the aggregate Cut-off Date Principal Balance of the Mortgage Loans, (b) with respect to the next 12 Distribution Dates, 3.75% of the aggregate Cut-off Date Principal Balance of the Mortgage Loans, (c) with respect to the next 12 Distribution Dates, 5.25% of the aggregate Cut-off Date Principal Balance of the Mortgage Loans, (d) with respect to the next 12 Distribution Dates, 6.75% of the aggregate Cut-off Date Principal Balance of the Mortgage Loans, and (e) with respect to all Distribution Dates thereafter, 8.00% of the aggregate Cut-off Date Principal Balance of the Mortgage Loans.

               Simple Interest Loan: A Mortgage Loan pursuant to which each Monthly Payment is applied first, to interest accrued on such Mortgage Loan from the date on which the previous Monthly Payment was made to the date on which such Monthly Payment was made, and second to the principal amount outstanding.

               Special Hazard Loss: Any Realized Loss not in excess of the lesser of the cost of repair or the cost of replacement of a Mortgaged Property suffered by such Mortgaged Property on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

               Standard & Poor's: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, or its successor in interest.

     Startup Date: The day designated as such pursuant to Article X hereof.

               Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the Cut-off Date Principal Balance of the Mortgage Loan, plus (ii) any Deferred Interest added to the principal balance of the Mortgage Loan pursuant to the terms of the Mortgage Note, minus
(iii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to
Section 4.02 or 4.03 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

     Subordination: The provisions described in Section 4.05 relating to the allocation of Realized Losses (other than any Realized Losses covered by the Policy).

     Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

               Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

               Subservicer Advance: Any delinquent installment of principal and interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

     Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

               Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company.

               Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues with respect to each Distribution Date at an annual rate designated as "SUBSERV FEE" in Exhibit F-1 and Exhibit F-2.

               Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of REMIC I, REMIC II, REMIC III and REMIC IV due to their classification as REMICs under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

     Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

     Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

     Trust Fund: Collectively, the assets of REMIC I, REMIC II, REMIC III and REMIC IV.

               Twelve-Month Loss Amount: With respect to any Distribution Date, an amount equal to the aggregate of all Realized Losses on the Mortgage Loans during the 12 preceding Due Periods.

               Uncertificated  Balance:  The  amount  of  any  REMIC  I  Regular
Interest, REMIC II Regular Interest or REMIC III Regular Interest outstanding as of any date of determination. As of the Closing Date, the Uncertificated Balance of each REMIC I Regular Interest, REMIC II Regular Interest and each REMIC III Regular Interest shall equal the amount set forth in the Preliminary Statement hereto as its initial Uncertificated balance. On each Distribution Date, the Uncertificated Balance of each REMIC I Regular Interest, REMIC II Regular
Interest and each REMIC III Regular Interest shall be reduced by all distributions of principal made on such REMIC I Regular Interest, REMIC II Regular Interest or such REMIC III Regular Interest, as applicable, on such Distribution Date pursuant to Section 4.02 and, if to the extent necessary and appropriate, shall be further reduced on such Distribution Date by Realized Losses as provided in Section 4.05 and the Uncertificated Balance of REMIC I Regular Interest I-LT7-I, REMIC III Regular Interest III-LT7-I, REMIC II Regular Interest II-LT3-II and REMIC III Regular Interest III-LT3-II shall each be increased by interest deferrals as provided in Sections 4.01(a) and (b). The Uncertificated Balance of each REMIC I Regular Interest, REMIC II Regular Interest and each REMIC III Regular Interest shall never be less than zero.

               Uncertificated Corresponding Component: With respect to REMIC III Regular Interest III-LT1-I, REMIC I Regular Interest I-LT1-I; REMIC III Regular Interest III-LT2-I and III- LT2-SI, REMIC I Regular Interest I-LT2-I; REMIC III Regular Interest III-LT3-I and III-LT3-SI, REMIC I Regular Interest I-LT3-I; REMIC III Regular Interest III-LT4-I and III-LT4-SI, REMIC I Regular Interest I-LT4-I; REMIC III Regular Interest III-LT5-I and III-LT5-SI, REMIC I Regular Interest I-LT5-I; REMIC III Regular Interest III-LT6-I and III-LT6-SI, REMIC I Regular Interest I- LT6-I; REMIC III Regular Interest III-LT7-I, REMIC I Regular Interest I-LT7-I; REMIC III Regular Interest III-LT1-II, REMIC II Regular Interest II-LT1-II; REMIC III Regular Interest III-LT2-II and III-LT2-SII, REMIC II Regular Interest II-LT2-II; and REMIC III Regular Interest III-LT3-II, REMIC II Regular Interest II-LT3-II.

               Uncertificated  Interest:  With  respect  to any  REMIC I Regular
Interest for any Distribution Date, one month's interest at the REMIC I Remittance Rate applicable to such REMIC I Regular Interest for such Distribution Date, accrued on the Uncertificated Balance thereof immediately prior to such Distribution Date. With respect to any REMIC II Regular Interest for any Distribution Date, one month's interest at the REMIC II Remittance Rate applicable to such REMIC II Regular Interest for such Distribution Date, accrued on the Uncertificated Balance thereof immediately prior to such Distribution Date. With respect to any REMIC III Regular Interest for any Distribution Date, one month's interest at the REMIC III Remittance Rate applicable to such REMIC III Regular Interest for such Distribution Date, accrued on the Uncertificated Balance thereof immediately prior to such Distribution Date. Uncertificated Interest in respect of any REMIC I Regular Interests I-LT1-I, I-LT7-I, III-LT1-I and III-LT7-I and REMIC II Regular Interests II-LT1-II, II-LT3-II, III-LT1-I and III-LT3-II shall accrue on the basis of a 360-day year consisting of twelve 30-day months; Uncertificated Interest in respect of REMIC I Regular Interest I-LT2-I, I-LT3-I, I- LT4-I, I-LT5-I, I-LT6-I, REMIC II Regular Interests II-LT2-II and REMIC III Regular Interests III- LT2-I, III-LT3-I, III-LT4-I, III-LT5-I, III-LT6-I, III-LT2-SI, III-LT3-SI, III-LT4-SI, III-LT5-SI, III-LT6-SI, III-LT2-II and III-LT2SII shall accrue on the basis of a 360-day year and the actual number of days in the applicable Interest Accrual Period. Uncertificated Interest with respect to each Distribution Date, as to any REMIC I Regular Interest, REMIC II Regular Interest or REMIC III Regular Interest, shall be reduced by any interest shortfalls with respect to the related Loan Group including interest that is not collectible from the Mortgagor for the related Due Period pursuant to the Relief Act or similar legislation or regulations as in effect from time to time. In addition, Uncertificated Interest with respect to each Distribution Date, as to any REMIC I Regular Interest or REMIC II Regular Interest shall be reduced by the interest portion of Realized Losses (including Group I or Group II Excess Special Hazard Losses, Group I or Group II Excess Fraud Losses, Group I or Group II Excess Bankruptcy Losses and Group I or Group II Extraordinary Losses) allocable to such Class SB Certificate, if any, pursuant to Section 4.05(b) hereof. In addition, Uncertificated Interest with respect to each Distribution Date, as to any REMIC I Regular Interest or REMIC II Regular Interest shall be reduced by any Class A Unpaid Interest Shortfalls pursuant to Section 4.02(f) hereof.

               Uncertificated Notional Amount: With respect to REMIC III Regular Interest III-LT2- SI, III-LT3-SI, III-LT4-SI, III-LT5-SI, III-LT6-SI, the Uncertificated Principal Balance of REMIC I Regular Interests I-LT2-I, I-LT3-I, I-LT4-I, I-LT5-I, I-LT6-I, respectively. With respect to REMIC III Regular Interest III-LT2-SII, the Uncertificated Principal Balance of REMIC II Regular Interests II-LT2-II.

               Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

               Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

               United States Person: A citizen or resident of the United States, a corporation, partnership or other entity (treated as a corporation or partnership for United States federal income tax purposes) created or organized in, or under the laws of, the United States, any state thereof, or the District of Columbia (except in the case of a partnership, to the extent provided in Treasury regulations) or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

               Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. 97% of all of the Voting Rights shall be allocated among Holders of the Class A Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; 1% and 1% of all of the Voting Rights shall be allocated among the Holders of the Class SB-I and Class SB-II Certificates, respectively; 0.25%, 0.25%, 0.25% and 0.25% of all of the Voting Rights shall be allocated among the Holders of the Class R-I, Class R-II, Class R-III and Class R-IV Certificates, respectively; in each case to be allocated among the Certificates of such Class in accordance with their respective Percentage Interest.

               Section 1.02. Determination of LIBOR.

               LIBOR applicable to the calculation of the Pass-Through Rate on the Class A-II Certificates for any Interest Accrual Period will be determined on each LIBOR Rate Adjustment Date.

               On each LIBOR Rate Adjustment Date, LIBOR shall be established by the Trustee and, as to any Interest Accrual Period, will equal the rate for one month United States dollar deposits that appears on the Telerate Screen Page 3750 as of 11:00 a.m., London time, on such LIBOR Rate Adjustment Date. "Telerate Screen Page 3750" means the display designated as page 3750 on the Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, LIBOR shall be so established by use of such other service for displaying LIBOR or comparable rates as may be selected by the Trustee after consultation with the Master Servicer and the Insurer), the rate will be the Reference Bank Rate. The "Reference Bank Rate" will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which shall be any three major banks that are engaged in transactions in the London interbank market, selected by the Trustee after consultation with the Master Servicer and the Insurer) as of 11:00 a.m., London time, on the LIBOR Rate Adjustment Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the Certificate Principal Balance of the Class A-II Certificates then outstanding. The Trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations rounded up to the next multiple of 1/16%. If on such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trustee after consultation with the Master Servicer and the Insurer, as of 11:00 a.m., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the Certificate Principal Balance of the Class A-II Certificates then outstanding. If no such quotations can be obtained, the rate will be LIBOR for the prior Distribution Date; provided however, if, under the priorities described above, LIBOR for a Distribution Date would be based on LIBOR for the previous Distribution Date for the third consecutive Distribution Date, the Trustee, after consultation with the Insurer, shall select an alternative comparable index (over which the Trustee has no control), used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent party.

               The establishment of LIBOR by the Trustee on any LIBOR Rate Adjustment Date and the Trustee's subsequent calculation of the Pass-Through Rate applicable to the Class A-II Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

               Promptly following each LIBOR Rate Adjustment Date the Trustee shall supply the Master Servicer with the results of its determination of LIBOR on such date. Furthermore, the Trustee will supply to any Certificateholder so requesting by telephone the Pass-Through Rate on the Class A-II Certificates for the current and the immediately preceding Interest Accrual Period.

                                          ARTICLE II

                                 CONVEYANCE OF MORTGAGE LOANS;
                               ORIGINAL ISSUANCE OF CERTIFICATES

               Section 2.01. Conveyance of Mortgage Loans.

               (a) The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans in the month of June 1999 and other than Arrearages).

               (b) In connection with such assignment, and contemporaneously with the delivery of this Agreement, the Company delivered or caused to be delivered hereunder to the Trustee the Policy, and except as set forth in
Section 2.01(c) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan):

                      (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

                      (ii) The original Mortgage with evidence of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

                      (iii) An original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;

                      (iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee or a copy of such assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded; and

                      (v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement certified by the public recording office in which such document has been recorded.

        and (II) with respect to each Cooperative Loan so assigned:

               (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

               (ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

               (iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

               (iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

               (v)    The Security Agreement;

               (vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

               (vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

               (viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

               (ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

               (x) An executed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and an executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

               (c) The Company may, in lieu of delivering the documents set forth in Section 2.01(b)(I)(iv) and (v) and Section 2.01(b)(II)(ii), (iv),
(vii), (ix) and (x) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth below. Within ten Business Days following the earlier of (i) the receipt of the original of each of the documents or instruments set forth in Section 2.01(b)(I)(iv) and (v) and Section 2.01(b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

               On the Closing Date, the Master Servicer shall certify that it has in its possession an original or copy of each of the documents referred to in Section 2.01(b)(I)(iv) and (v) and Section 2.01(b)(II)(ii), (iv), (vii), (ix) and (x) which has been delivered to it by the Company. Every six months after the Closing Date, for so long as the Master Servicer is holding documents pursuant to this Section 2.01(c), the Master Servicer shall deliver to (i) the Trustee, (ii) the Insurer and (iii) each Custodian a report setting forth the status of the documents which it is holding pursuant to this Section 2.01(c).

               (d) In the event that in connection with any Mortgage Loan the Company cannot deliver the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof certified by the public recording office) with evidence of recording thereon concurrently with the execution and delivery of this Agreement solely because of a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement, as the case may be, has been delivered for recordation, the Company shall deliver or cause to be delivered to the Trustee or the respective Custodian a true and correct photocopy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

               The Company shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause (I)(iii) of Section 2.01(b), except in states where, in the opinion of counsel acceptable to the Trustee, the Insurer and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause (II)(vii) and (x), respectively, of Section 2.01(b). In connection with its subservicing of the Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside the State of New York.

               Any of the items set forth in Sections 2.01(b)(I)(iv) and (v) and
Section 2.01(b)(II)(ii), (iv), (vii), (ix) and (x) that may be delivered as a copy rather than the original may be delivered in microfiche form.

               The Company shall deliver to the Trustee or the Custodian within 120 days of the Closing Date the original or a copy of the title insurance policy, with respect to each Mortgaged Property that is delivered to the related seller at origination of the Mortgage Loan, to the extent the Company has such title insurance policy in its possession as of the Closing Date. The Company or the Master Servicer shall hold in trust for the use and benefit of all present and future Certificateholders and the Insurer, the original or a copy of the title insurance binder with respect to each Mortgaged Property that is delivered to the related seller at origination of the Mortgage Loan, to the extent the Company or the Master Servicer, as applicable, has such title insurance binder in its possession as of the Closing Date.

               (e) It is intended that the conveyances by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be construed as a sale by the Company to the Trustee of the Mortgage Loans for the benefit of the Certificateholders. Further, it is not intended that any such conveyance be deemed to be a pledge of the Mortgage Loans by the Company to the Trustee to secure a debt or other obligation of the Company. However, in the event that the Mortgage Loans are held to be property of the Company or of Residential Funding, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyances provided for in this
Section 2.01 shall be deemed to be (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease, any insurance policies and all other documents in the related Mortgage File and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note, the Mortgage, any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof and (C) any and all general intangibles consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B) and (C) granted by Residential Funding to the Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage
Notes or such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Section 9-305, 8-313 or 8-321 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

               The Company and, at the Company's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans as evidenced by an Officer's Certificate of the Company, with a copy delivered to the Insurer, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of location of the place of business or the chief executive office of Residential Funding or the Company or (3) any transfer of any interest of Residential Funding or the Company in any Mortgage Loan.

               Section 2.02. Acceptance by Trustee.

               The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(I)(i) through (iii) above (except that for purposes of such acknowledgment only, a Mortgage Note may be endorsed in blank and an Assignment of Mortgage may be in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it. Upon delivery of the Mortgage Files by the Company or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees to review each Mortgage File delivered to it pursuant to Section 2.01(c) within 45 days after receipt thereof to ascertain that all documents required to be delivered pursuant to such Section have been received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it.

               If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, the Trustee shall promptly so notify the Master Servicer and the Company; provided, that if the Mortgage Loan related to such Mortgage File is listed on Schedule A of the Assignment Agreement, no notification shall be necessary. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it. The Master Servicer shall promptly notify the related Subservicer of such omission or defect and request that such Subservicer correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer does not correct or cure such omission or defect within such period, that such Subservicer purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered; and provided further, that no cure, substitution or repurchase shall be required if such omission or defect is in respect of a Mortgage Loan listed on Schedule A of the Assignment Agreement. The Purchase Price for any such Mortgage Loan shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to
Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. It is understood and agreed that the obligation of the Subservicer, to so cure or purchase any Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of Certificateholders (except for the Insurer's rights under the Insurance Agreement). Notwithstanding the foregoing, it is understood and agreed that the Master Servicer shall use its best efforts to substitute, within 60 days of the Closing Date, Qualified Substitute Mortgage Loans to replace any of the Mortgage Loans identified on
Schedule I hereto with respect to which any document or documents constituting a part of the Mortgage File are missing or defective in any material respect if the Master Servicer cannot cure such omission or defect within such 60 day period.

     Section 2.03. Representations, Warranties and Covenants of the Master Servicer and the Company.

               (a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders and the Insurer that:

                      (i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

                      (ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

                      (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

                      (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

                      (v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

                      (vi) The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

                      (vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading; and

                      (viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

               Upon discovery by either the Company, the Master Servicer, the Insurer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this Section 2.03(a) which materially and adversely affects the interests of the Certificateholders or the Insurer in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or
(ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders (except for the Insurer's rights under Section 3.03 of the Insurance Agreement).

               (b) The Company hereby represents and warrants to the Trustee for the benefit of the Certificateholders and the Insurer that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

                      (i) The information set forth in Exhibit F-1 and Exhibit F-2 hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the respective date or dates which such information is furnished;

                      (ii) Immediately prior to the conveyance of the Mortgage Loans to the Trustee, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such conveyance validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest; and

                      (iii) Each Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1).

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by any of the Company, the Master Servicer, the Insurer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) which materially and adversely affects the interests of the Certificateholders or the Insurer in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (including the Insurer) (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(iii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Company shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Company shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, substitution or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Company under the same terms and conditions as provided in
Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders (other than the Insurer) or the Trustee on behalf of the Certificateholders (other than the Insurer). Notwithstanding the foregoing, the Company shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

     Section 2.04. Representations and Warranties of Residential Funding.

               The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of the Certificateholders all of its right, title and interest in respect of the Assignment Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement relates to the representations and warranties made by Residential Funding in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders. Upon the discovery by the Company, the Master Servicer, the Trustee, the Insurer or any Custodian of a breach of any of the representations and warranties made in the Assignment Agreement in respect of any Mortgage Loan or of any Repurchase Event which materially and adversely affects the interests of the Certificateholders or the Insurer in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (including the Insurer) (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify Residential Funding of such breach or Repurchase Event and request that Residential Funding either (i) cure such breach or Repurchase Event in all material respects within 90 days from the date the Master Servicer was notified of such breach or Repurchase Event or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that, in the case of a breach or Repurchase Event under the Assignment Agreement, Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or substitution must occur within 90 days from the date the breach was discovered. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, and
Residential Funding shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in
Section 4 of the Assignment Agreement, as of the date of substitution, and the covenants, representations and warranties set forth in this Section 2.04, and in
Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

               In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and by an Opinion of Counsel to the effect that such substitution will not cause
(a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under
Section 860G(d)(1) of the Code or (b) any portion of REMIC I, REMIC II, REMIC III or REMIC IV to fail to qualify as a REMIC at any time that any Certificate is outstanding.

               It is understood and agreed that the obligation of the Residential Funding to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders (other than the Insurer) or the Trustee on behalf of the Certificateholders (other than the Insurer). If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the right, title and interest in respect of the Assignment Agreement applicable to such Mortgage Loan.

               Section 2.05. Execution and Authentication of Certificates.

               The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company, has executed and caused to be authenticated and delivered to or upon the order of the Company the Certificates in authorized denominations which evidence ownership of the entire Trust Fund.

                                          ARTICLE III

                                 ADMINISTRATION AND SERVICING
                                        OF MORTGAGE LOANS

               Section 3.01. Master Servicer to Act as Servicer.

               (a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and in a manner consistent with industry practice and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to
Section 3.13(d) hereof) and cause any of REMIC I, REMIC II, REMIC III or REMIC IV to fail to qualify as a REMIC under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

               (b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

               (c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

               (d) To the extent the Master Servicer or any Subservicer receives payments in respect of Arrearages, such payments shall be retained by the Master Servicer or Subservicer and shall not be deposited in the Custodial Account. Any monthly payment received with respect to a Mortgage Loan subject to a repayment plan (other than a bankruptcy plan) that is not sufficient to satisfy the Monthly Payment and the monthly Arrearage shall be applied by the Master Servicer first to the Monthly Payment and then in payment of the monthly Arrearage. Any monthly payment received with respect to a Mortgage Loan subject to a repayment plan (other than a bankruptcy plan) that is greater than the payment required under the repayment plan shall be applied first, in reduction of any remaining Arrearage with respect to such Mortgage Loan, and then in reduction of the principal balance thereof as a principal prepayment.

               (e) Any payment made by a Mortgagor under a Mortgage Loan subject to a bankruptcy plan shall be allocated between the Arrearage and the Monthly Payment as provided in the related bankruptcy plan.

     Section  3.02.   Subservicing   Agreements   Between  Master  Servicer  and
Subservicers; Enforcement of Subservicers' Obligations; Special Servicing.

               (a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer shall be either (i) an institution the accounts of which are insured by the FDIC or (ii) another entity that engages in the business of originating or servicing mortgage loans, and in either case shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Subservicer to perform its obligations hereunder and under the Subservicing Agreement, and in either case shall be a FHLMC, FNMA or HUD approved mortgage servicer. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any

Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required by, permitted by or consistent with the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders or the Insurer.

               (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee, the Insurer and the
Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section 2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

               (c) As to each Mortgage Loan that (i) is subserviced by a Designated Subservicer as of the Closing Date, and (ii) becomes 90 or more days Delinquent at any time after the Closing Date:

                      (i) the Master  Servicer shall cause the  subservicing  of such Mortgage Loan to be transferred to HomeComings as soon as reasonably practicable (unless HomeComings is already acting as subservicer for such Mortgage Loan); and

                      (ii) subject to the completion of the subservicing transfer described in (i) above (if applicable), the Master Servicer shall perform the servicing activities described in Section 3.14, either directly or through HomeComings or another affiliate.

               Section 3.03. Successor Subservicers.

               The  Master   Servicer   shall  be  entitled  to  terminate   any
Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

               Section 3.04. Liability of the Master Servicer.

               Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee, the Insurer and Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

               Section 3.05. No Contractual Relationship Between Subservicer and
                             Trustee or Certificateholders.

               Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

     Section 3.06. Assumption or Termination of Subservicing Agreements by Trustee.

               (a) In the event the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

               (b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

               (c) Unless an Insurer Default exists, the Master Servicer will, if it is authorized to do so under the relevant Subservicing Agreement, upon request of the Insurer at a time when the Insurer may remove the Master Servicer under the terms hereof, terminate any Subservicing Agreement.

     Section 3.07. Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.

               (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide, provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders or the Insurer (taking into account any estimated Realized Loss that might result absent such action), provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be re-amortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Amount thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such reamortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes.

               (b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

                      (i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred (other than Arrearages);

                      (ii) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

                      (iii) Insurance Proceeds and Liquidation Proceeds (net of any related expenses of the Subservicer);

                      (iv) All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03, 2.04 or 4.07 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04; and

                      (v) Any  amounts  required  to be  deposited  pursuant  to
        Section 3.07(c) or 3.21.

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

               With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the related Group I or Group II Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

               (c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized.

               (d) The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

               Section 3.08. Subservicing Accounts; Servicing Accounts.

               (a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer, the Insurer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer.

The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related
Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

               (b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee and the Certificate Insurer Premium Rate, if any, accrues in the case of a Modified Mortgage loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

               (c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

               (d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

     Section 3.09. Access to Certain Documentation and Information Regarding the Mortgage Loans.

               In the event that compliance with this Section 3.09 shall make any Class of Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

               Section 3.10. Permitted Withdrawals from the Custodial Account.

               (a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

                      (i) to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

                      (ii) to reimburse itself or the related Subservicer for previously unreimbursed advances or expenses made pursuant to Sections 3.01, 3.08, 3.12(a), 3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on particular Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) late recoveries of the payments for which such advances were made in the case of Servicing Advances;

                      (iii) to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at a rate per annum equal to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) plus the Certificate Insurer Premium Rate on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

                      (iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds deposited in the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

                      (v) to pay to itself as additional servicing compensation any Foreclosure Profits, and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b);

                      (vi) to pay to itself, a Subservicer, Residential Funding, the Company or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

                      (vii) to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, any Advance made in connection with a modification of a Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to
        Section 3.07(a), to the extent the amount of the Advance has been added to the outstanding principal balance of the Mortgage Loan;

                      (viii) to reimburse itself or the Company for expenses incurred by and reimbursable to it or the Company pursuant to Section 3.14(c), 6.03, 10.01 or otherwise;

                      (ix) to  reimburse  itself for amounts  expended by it (a)
        pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause
        (ii) or (viii) above; and

                      (x) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to
        Section 3.07, including any payoff fees or penalties or any other additional amounts payable to the Master Servicer or Subservicer pursuant to the terms of the Mortgage Note.

               (b) Since,  in connection  with  withdrawals  pursuant to clauses
(ii), (iii), (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

               (c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

               Section 3.11. Maintenance of Primary Insurance Coverage.

               (a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in noncoverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value at origination in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

               (b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

     Section 3.12. Maintenance of Fire Insurance and Omissions and Fidelity Coverage.

               (a) The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan (together with the principal balance of any mortgage loan secured by a lien that is senior to the Mortgage Loan) or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan are located at the time of origination of such Mortgage Loan (other than a Cooperative Loan) in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

               In the event that the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy.

               (b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by FNMA or FHLMC, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for FNMA or FHLMC. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Company. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

               Section 3.13. Enforcement of Due-on-Sale Clauses; Assumption and
                             Modification Agreements; Certain Assignments.

               (a) When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing:

                      (i) the Master Servicer shall not be deemed to be in default under this Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

                      (ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

               (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall both constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the Code (or final, temporary or proposed Treasury regulations promulgated thereunder) and cause any of REMIC I, REMIC II,

REMIC III or REMIC IV to fail to qualify as REMICs under the Code or the imposition of any tax on "prohibited transactions" or "contributions" after the startup date under the REMIC Provisions. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien (or junior lien of the same priority in relation to any senior mortgage loan, with respect to any Mortgage Loan secured by a junior Mortgage) pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, the buyer/transferee of the Mortgaged Property would be qualified to assume the Mortgage Loan based on generally comparable credit quality and such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

               (c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that each of REMIC I, REMIC II, REMIC III or REMIC IV would continue to qualify as a REMIC under the Code as a result thereof and that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on any of REMIC I, REMIC II, REMIC III or REMIC IV as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

               (d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit M, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction; (ii) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and that the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws; (iii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iv) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

               Section 3.14. Realization Upon Defaulted Mortgage Loans.

               (a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default (including a default with respect to a required payment of an Arrearage) and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. Alternatively, the Master Servicer may take other actions in respect of a defaulted Mortgage Loan, which may include (i) accepting a short sale (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate a sale of the Mortgaged Property by the Mortgagor) or permitting a short refinancing (a payoff of the Mortgage Loan for an amount less than the total amount contractually owed in order to facilitate refinancing transactions by the Mortgagor not involving a sale of the Mortgaged Property), (ii) arranging for a repayment plan or (iii) agreeing to a modification in accordance with Section
3.07. In connection with such foreclosure or other conversion or action, the Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion or action in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the correction of any default on a related senior mortgage loan, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes or the Insurer after reimbursement to itself for such expenses or charges and (ii) that such expenses and charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of its funds so expended pursuant to Section 3.10. Concurrently with the foregoing, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with

Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

               (b) In the event that title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

               (c) In the event that the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of each of REMIC I, REMIC II, REMIC III or REMIC IV as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer obtains for the Trustee and the Insurer an Opinion of Counsel, addressed to the Trustee, the Insurer and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause any of REMIC I, REMIC II, REMIC III or REMIC IV to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code or (ii) subject REMIC I, REMIC II, REMIC III or REMIC IV to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

               (d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) (less Deferred Interest, if any), to the Due Date in the related Due Period prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property) (provided that if any such Class of Certificates to which such Realized Loss was allocated is no longer outstanding, such subsequent recovery shall be distributed to the persons who were the Holders of such Class of Certificates when it was retired), other than with respect to any Arrearage; fourth, to the Master Servicer (or other owner of the Arrearage) in respect of any Arrearage; fifth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); sixth, to the Insurer for reimbursement for any payments made pursuant to the Policy to the extent not reimbursed pursuant to Section 4.02(d) or (e); and seventh, to Foreclosure Profits.

               (e) Notwithstanding the foregoing paragraphs of this Section 3.14, in the event that a Foreclosure Restricted Loan goes into foreclosure, if acquiring title to the related Mortgaged Property by foreclosure or by deed in lieu of foreclosure would cause the adjusted basis (for federal income tax purposes) of the Mortgaged Properties underlying the Foreclosure Restricted Loans in the applicable Loan Group that are currently owned by the related REMIC after foreclosure (along with any other assets owned by the related REMIC other than "qualified mortgages" and "permitted investments" within the meaning of
Section 860G of the Code) to exceed 0.75% of the adjusted basis of the assets in such Loan Group, the Master Servicer shall not be permitted to acquire title to such Mortgaged Property on behalf of the related REMIC. Instead, the Master Servicer would have to dispose of the Mortgage Loan for cash in the foreclosure sale. In addition, if the Master Servicer determines that following a distribution on any Distribution Date the adjusted bases of the Mortgaged Properties underlying the Foreclosure Restricted Loans in foreclosure (along with any other assets owned by the related REMIC other than "qualified mortgages" and "permitted investments" within the meaning of Section 860G of the Code) exceed 1.0% of the adjusted bases of the assets of such Loan Group immediately after the distribution, then prior to such Distribution Date, the Master Servicer shall dispose of enough of such Mortgaged Properties in foreclosure, for cash, so that the adjusted bases of such Mortgaged Properties in foreclosure (along with any other assets owned by the related REMIC other than "qualified mortgages" and "permitted investments" within the meaning of Section 860G of the Code) will be less than 1.0% of the adjusted bases of the assets of such Loan Group. In either event, the Master Servicer is permitted to acquire (for its own account and not on behalf of the Trust) the Mortgaged Property at the foreclosure sale for an amount not less than the greater of: (i) the highest amount bid by any other person at the foreclosure sale, or (ii) the estimated fair value of the Mortgaged Property, as determined by the Master Servicer in good faith.

               Section 3.15. Trustee to Cooperate; Release of Mortgage Files.

               (a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage
File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit G requesting delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The
Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

               (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit G hereto, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

               (c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

     Section 3.16. Servicing and Other Compensation; Compensating Interest.

               (a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid. If the portion of a Monthly Payment on a Simple Interest Loan that is applied to interest is less than the portion of such Monthly Payment that would have been applied to interest if such payment had been received on the related Due Date, the Servicing Fee payable on the related Distribution Date shall be reduced by such difference. If the portion of a Monthly Payment on a Simple Interest Loan that is applied to interest is more than the portion of such Monthly Payment that would have been applied to interest if such payment had been received on the related Due Date, the Servicing Fee payable on the related Distribution Date shall be increased by such difference.

               (b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

               (c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.10 and 3.14.

               (d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

               (e) Notwithstanding clauses (a) and (b) above, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii); second, to any income or gain realized from any investment of funds held in the Custodial
Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively; and third, to any amounts of servicing compensation to which the Master Servicer is entitled pursuant to
Section 3.10(a)(v) or (vi). In making such reduction, the Master Servicer will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii); (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b) and (iii) will not withdraw from the Custodial Account any such amount of servicing compensation to which it is entitled pursuant to Section 3.10(a)(v) or (vi). Compensating Interest shall be allocated on any Distribution Date to each Loan Group pro rata based upon the Prepayment Interest Shortfalls for each such Loan Group for such Distribution Date. With respect to any Distribution Date, Compensating Interest derived from Loan Group I shall be used on such Distribution Date (i) to cover any Prepayment Interest Shortfalls on the Group I Loans and (ii) to cover any Prepayment Interest Shortfalls on the Group II Loans, but only to the extent not covered by Compensating Interest derived from Loan Group II. With respect to any Distribution Date, Compensating Interest derived from Loan Group II shall be used on such Distribution Date (i) to cover any Prepayment Interest Shortfalls on the Group II Loans and (ii) to cover any Prepayment Interest Shortfalls on the Group I Loans, but only to the extent not covered by Compensating Interest derived from Loan Group I.

               Section 3.17. Reports to the Trustee and the Company.

               Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

               Section 3.18. Annual Statement as to Compliance.

               The Master Servicer will deliver to the Company, the Trustee and the Insurer on or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and of its performance under the pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and that the Master Servicer has met the most recent Annual Servicing Test, or if such Annual Servicing Test has not been met, specifying the nature of such failure, such statement with respect to a failure of the Annual Servicing Test may be delivered as a separate Officers' Certificate, and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, specifying such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

     Section 3.19. Annual Independent Public Accountants' Servicing Report.

               On or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, the Master Servicer at its expense shall cause a firm of independent public accountants which is any one of the six major nationally recognized firms of independent public accountants and which is also a member of the American Institute of Certified Public Accountants to furnish a report to the Company, the Insurer and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

     Section 3.20. Right of the Company in Respect of the Master Servicer.

               The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Company or Residential Funding. The Insurer hereby is so identified. The Company may, but is not obligated to perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee. The Company shall not have the responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

                                          ARTICLE IV

                                PAYMENTS TO CERTIFICATEHOLDERS

               Section 4.01. Certificate Account.

               (a) The Master Servicer acting as agent of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01, (v) an amount equal to the Certificate Insurer Premium payable on such Distribution Date and (vi) all other amounts constituting the Group I or Group II Available Distribution Amount for the immediately succeeding Distribution Date. In addition, as and to the extent required pursuant to Section 4.08(b), the Trustee shall withdraw from the Insurance Account and deposit into the Certificate Account the amount necessary to pay the Insured Amount on each Distribution Date to the extent received from the Insurer.

               (b) On each Distribution Date, prior to making any other distributions referred to in Section 4.02 herein, the Trustee shall withdraw from the Certificate Account and pay to the Insurer, by wire transfer of immediately available funds to the Insurer Account, the Certificate Insurer Premium for such Distribution Date, provided that on the Distribution Date in July 1999, the Trustee shall subtract from the Certificate Insurer Premium and pay to the Master Servicer an amount equal to $1,404.00 in reimbursement of certain administrative costs previously paid by the Master Servicer pursuant to the Insurance Agreement.

               (c) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders and the Insurer, which shall mature not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature on such Distribution Date and (ii) any other investment may mature on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized.

               Section 4.02. Distributions.

               (a) On each Distribution Date, the following amounts, in the following order of priority, shall be distributed by REMIC I to REMIC III on account of the REMIC I Regular Interests or withdrawn from the Custodial Account and distributed to the holders of the Class R-I Certificates, as the case may be:

               (i) to the Holders of REMIC I Regular Interests, pro rata, interest in an amount equal to (A) the Uncertificated Interests for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates; and

               (ii) on each Distribution Date, to the Holders of REMIC I Regular Interests, pro rata, principal in an amount equal to the remainder of the Available Distribution Amount for such Distribution Date after the distributions made pursuant to clause
               (i) above.

               (b) On each Distribution Date, the following amounts, in the following order of priority, shall be distributed by REMIC II to REMIC III on account of the REMIC II Regular Interests or withdrawn from the Custodial Account and distributed to the holders of the Class R-II Certificates, as the case may be:

               (i) to the Holders of REMIC II Regular Interests, pro rata, interest in an amount equal to (A) the Uncertificated Interests for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates; and

               (ii) on each Distribution Date, to the Holders of REMIC II Regular Interests, pro rata, principal in an amount equal to the remainder of the Available Distribution Amount for such Distribution Date after the distributions made pursuant to clause
               (i) above.

               (c) On each Distribution Date, the following amounts, shall be distributed by REMIC III to REMIC IV on account of the REMIC III Regular
Interests:

                      (i) With respect to the REMIC I Regular Interests:

                             (A) to the Holders of REMIC III Regular  Interests,
                      in an amount equal to (A) the Uncertificated Interests for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates; provided, however, that a portion of the interest payable with respect to REMIC III Regular Interest III-LT7-I which equals the REMIC III Group I Required Overcollateralization Amount will be payable as a reduction in the principal balances of the REMIC III Regular Interests III-LT2-I, III-LT3-I, III- LT4-I, III-LT5-I and III-LT6-I as pertains to Group I, in the same proportion as such Group I Required Overcollateralization Amount is allocated to Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4 or Class A-I-5 respectively, and such REMIC III Group I Required Overcollateralization Amount shall be added to the principal balance of REMIC III Regular Interest I-LT7-I; and

                             (B) on each  Distribution  Date,  to the Holders of
                      the REMIC III Regular Interest, in an amount equal to the remainder of the Available Distribution Amount for such Distribution Date after the distributions made pursuant to clause (i) above, allocated as follows (except as provided below):

                                    (i) to the  Holders of the REMIC III Regular
                             Interest III- LT1-I, 98.00% of such remainder on the Group I Loans;

                                    (ii) to the Holders of the REMIC III Regular
                             Interests III- LT2-1, III-LT3-I, III-LT4-I, III-LT5-I, III-LT6-I, 1% of such remainder, in the same proportion as principal payments are allocated to the Class A-1-I, Class A-2-I, Class A-3-I, Class A-4-I, Class A-5-I Certificates respectively; and

                                    (iii)  to  the  holders  of  the  REMIC  III
                             Regular   Interest   III-  LT7-I,   1.00%  of  such
                             remainder;

provided, however, that 98.00% and 2.00% of any principal payments that are attributable to a Group I Overcollateralization Reduction Amount with respect to Group I shall be allocated to Holders of the REMIC III Regular Interest III-LT1-I and III-LT7-I, respectively.

                      (ii) With respect to the REMIC II Regular Interests:

                             (A) to the Holders of the REMIC III Regular Interests, in an amount equal to (A) the Uncertificated Interests for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates; provided, however, that a portion of the interest payable with respect to REMIC III Regular Interest III-LT3-II which equals the REMIC III Group II Required Overcollateralization Amount will be payable as a reduction in the principal balances of REMIC III Regular Interest III- LT2-II, in the same proportion as such REMIC III Group II Required Overcollateralization Amount is allocated to Class A-II Certificates, and such REMIC III Group II Required Overcollateralization Amount shall be added to the principal balance of REMIC III Regular Interest III-LT3-II; and

                             (B) on each  Distribution  Date,  to the Holders of
                      the REMIC III Regular Interests, in an amount equal to the remainder of the Available Distribution Amount for such Distribution Date after the distributions made pursuant to clause (i) above, allocated as follows (except as provided below):

                                    (i) to the  Holders of the REMIC III Regular
                      Interest III- LT1-II, 98.00% of such remainder on the Group II Loans;

                                    (ii) to the Holders of the REMIC III Regular
                      Interest III- LT2-II, 1% of such remainder, in the same proportion as principal payments are allocated to the Class A-II Certificates; and

                             (iii) to the holders of the REMIC III Regular Interest III-LT3-II, 1.00% of such remainder;

provided, however, that 98.00% and 2.00% of any principal payments that are attributable to a Group II Overcollateralization Reduction Amount with respect to Group II shall be allocated to Holders of the REMIC III Regular Interest III-LT1-II and III-LT3-II, respectively.

               (d) On each Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share with respect to each Class of Certificates, shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(f)), in each case to the extent of the Group I Available Distribution Amount:

                      (i) to the Class A-I Certificateholders, Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, plus any Accrued Certificate Interest remaining unpaid from any prior Distribution Date, less any Prepayment Interest Shortfalls on the Group I Loans, to the extent not covered by Compensating Interest pursuant to Section
               3.16 (the "Group I Interest Distribution Amount"), with such amount allocated among the Class A-I Certificateholders on a pro rata basis;

                      (ii) to the Class A-I  Certificateholders,  the  lesser of
               (a) the excess of (i) the Group I Available Distribution Amount over (ii) the Group I Interest Distribution Amount and (b) the Group I Principal Distribution Amount (other than with respect to clauses (iv) and (v) thereof), in the order described in Section 4.02(f), until the aggregate Certificate Principal Balance of the Class A-I Certificates has been reduced to zero;

                      (iii) to the Class A-I Certificateholders, from the amount, if any, of the Group I Available Distribution Amount remaining after the foregoing distributions (such amount, the "Group I Excess Cash Flow") an amount equal to the Realized Losses on the Group I Loans during the immediately preceding Due Period, applied to reduce the Certificate Principal Balances of such Class A-I Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of such Class A-I Certificates, in the order described in Section 4.02(f), until the aggregate Certificate Principal Balance of the Class A-I Certificates has been reduced to zero;

                      (iv) to the Class A-II Certificateholders, from the amount, if any, of the Group I Available Distribution Amount remaining after the foregoing distributions, an amount equal to the Realized Losses on the Group II Loans during the immediately preceding Due Period to the extent not covered by the Group II Excess Cash Flow, applied to reduce the Certificate Principal Balances of such Class A-II Certificates, but in no event more than the aggregate of the outstanding Certificate Principal
               Balances of such Class A-II Certificates, until the aggregate Certificate Principal Balance of the Class A-II Certificates has been reduced to zero;

                      (v) to the Insurer,  from the amount, if any, of the Group
               I Available Distribution Amount remaining after the foregoing distributions, in respect of any Group I Cumulative Insurance Payments;

                      (vi) to the Insurer, from the amount, if any, of the Group
               I Available Distribution Amount remaining after the foregoing distributions, in respect of any Group II Cumulative Insurance Payments, to the extent not covered by the Group II Excess Cash Flow;

                      (vii) to the Class A-II Certificateholders, from the amount, if any, of the Group I Available Distribution Amount remaining after the foregoing distributions, the Group II Overcollateralization Increase Amount for such Distribution Date, but only to the extent the Certificate Principal Balance of the Class A-II Certificates immediately prior to such Distribution Date exceeded the aggregate Stated Principal Balance of the Group II Loans at the end of the immediately preceding Due Period;

                      (viii) to the Class A-I Certificateholders, from the amount, if any, of the Group I Available Distribution Amount remaining after the foregoing distributions, the Group I Overcollateralization Increase Amount for such Distribution Date, in the order described in Section 4.02(f), until the aggregate Certificate Principal Balance of the Class A-I Certificates has been reduced to zero;

                      (ix) to the Class A-I Certificateholders  from the amount, if any, of the Group I Available Distribution Amount remaining after the foregoing distributions, the amount of any Prepayment Interest Shortfalls allocated thereto with respect to the Group I Loans, to the extent not covered by Compensating Interest on such Distribution Date;

                      (x) to the Class A-II  Certificateholders from the amount, if any, of the Group I Available Distribution Amount remaining after the foregoing distributions, the amount of any Prepayment Interest Shortfalls allocated thereto with respect to the Group II Loans, to the extent not covered by Compensating Interest and any Group II Excess Cash Flow on such Distribution Date;

                      (xi) to the Class A-I Certificateholders  from the amount, if any, of the Group I Available Distribution Amount remaining after the foregoing distributions, the amount of any Prepayment Interest Shortfalls allocated thereto remaining unpaid from prior Distribution Dates together with interest thereon;

                      (xii) to the Class A-II Certificateholders from the amount, if any, of the Group I Available Distribution Amount remaining after the foregoing distributions, the amount of any Prepayment Interest Shortfalls allocated thereto remaining unpaid from prior Distribution Dates together with interest thereon, to the extent not covered by any Group II Excess Cash Flow on such Distribution Date;

                      (xiii) to the Class A-II Certificates, from the amount, if any, of the Group I Available Distribution Amount remaining after the foregoing distributions, the amount of any Basis Risk Shortfall Carry-Forward Amount, to the extent not covered by any Group II Excess Cash Flow on such Distribution Date;

                      (xiv) to the Class SB-I Certificates,  from the amount, if any, of the Group I Available Distribution Amount remaining after the foregoing distributions, Accrued Certificate Interest thereon and the amount of any Group I Overcollateralization Reduction Amount for such Distribution Date; and

                      (xv) to the Class R-I Certificateholders,  the balance, if any, of the Group I Available Distribution Amount.

               (e) On each Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share with respect to each Class of Certificates, shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(f)), in each case to the extent of the Group II Available Distribution Amount:

                      (i) to the Class A-II Certificateholders, Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, plus any Accrued Certificate Interest remaining unpaid from any prior Distribution Date, less any Prepayment Interest Shortfalls on the Group II Loans, to the extent not covered by Compensating Interest pursuant to Section 3.16 and any Basis Risk Shortfalls (the "Group II Interest Distribution Amount");

                      (ii) to the Class A-II  Certificateholders,  the lesser of
        (a) the excess of (i) the Group II  Available  Distribution  Amount over
        (ii) the Group II Interest Distribution Amount and (b) the Group II Principal Distribution Amount (other than with respect to clauses (iv) and (v) thereof), until the Certificate Principal Balance of the Class A-II Certificates has been reduced to zero;

                      (iii) to the Class A-II Certificateholders, from the amount, if any, of the Group II Available Distribution Amount remaining after the foregoing distributions (such amount, the "Group II Excess Cash Flow") an amount equal to the Realized Losses on the Group II Loans during the immediately preceding Due Period, applied to reduce the Certificate Principal Balances of such Class A-II Certificates, but in no event more than the outstanding Certificate Principal Balance of such Class A-II Certificates, until the Certificate Principal Balance of the Class A-II Certificates has been reduced to zero;

                      (iv) to the Class A-I Certificateholders, from the amount, if any, of the Group II Available Distribution Amount remaining after the foregoing distributions an amount equal to the Realized Losses on the Group I Loans during the immediately preceding Due Period, applied to reduce the Certificate Principal Balances of such Class A-I Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of such Class A-I Certificates, in the order described in Section 4.02(f), until the aggregate Certificate Principal Balance of the Class A-I Certificates has been reduced to zero;

                      (v) to the Insurer, from the amount, if any, of the Group II Available Distribution Amount remaining after the foregoing distributions, in respect of any Group II Cumulative Insurance Payments;

                      (vi) to the Insurer, from the amount, if any, of the Group II Available Distribution Amount remaining after the foregoing distributions, in respect of any Group I Cumulative Insurance Payments, to the extent not covered by the Group I Excess Cash Flow;

                      (vii) to the Class A-I Certificateholders, from the amount, if any, of the Group II Available Distribution Amount remaining after the foregoing distributions, the Group I Overcollateralization Increase Amount for such Distribution Date, but only to the extent the Certificate Principal Balance of the Class A-I Certificates immediately prior to such Distribution Date exceeded the aggregate Stated Principal Balance of the Group I Loans at the end of the immediately preceding Due Period, in the order described in Section 4.02(f);

                      (viii) to the Class A-II Certificateholders, from the amount, if any, of the Group II Available Distribution Amount remaining after the foregoing distributions, the Group II Overcollateralization Increase Amount for such Distribution Date, in reduction of the Certificate Principal Balance of the Class A-II Certificates, until the aggregate Certificate Principal Balance of the Class A-II Certificates has been reduced to zero;

                      (ix) to the Class A-II Certificateholders from the amount, if any, of the Group II Available Distribution Amount remaining after the foregoing distributions, the amount of any Prepayment Interest Shortfalls allocated thereto with respect to the Group II Loans, to the extent not covered by Compensating Interest on such Distribution Date;

                      (x) to the Class A-I Certificateholders from the amount, if any, of the Group II Available Distribution Amount remaining after the foregoing distributions, the amount of any Prepayment Interest Shortfalls allocated thereto with respect to the Group I Loans, to the extent not covered by Compensating Interest and any Group I Excess Cash Flow on such Distribution Date;

                      (xi) to the Class A-II Certificateholders from the amount, if any, of the Group II Available Distribution Amount remaining after the foregoing distributions, the amount of any Prepayment Interest Shortfalls allocated thereto remaining unpaid from prior Distribution Dates together with interest thereon;

                      (xii) to the Class A-I Certificateholders from the amount, if any, of the Group II Available Distribution Amount remaining after the foregoing distributions, the amount of any Prepayment Interest Shortfalls allocated thereto remaining unpaid from prior Distribution Dates together with interest thereon, to the extent not covered by any Group I Excess Cash Flow on such Distribution Date;

                      (xiii) to the Class A-II Certificates, from the amount, if any, of the Group II Available Distribution Amount remaining after the foregoing distributions, the amount of any Basis Risk Shortfall Carry-Forward Amount;

                      (xiv) to the Class SB-II Certificates, from the amount, if any, of the Group II Available Distribution Amount remaining after the foregoing distributions, Accrued Certificate Interest thereon and the amount of any Group II Overcollateralization Reduction Amount for such Distribution Date; and

                      (xv) to the Class R-II Certificateholders, the balance, if any, of the Group II Available Distribution Amount.

               (f) Any amounts payable to the Class A-I Certificateholders pursuant to 4.02(d)(ii), (iii) and (viii) and Section 4.02(e)(iv) and (vii) above (the "Class A-I Principal Payment Amount" shall be allocated as follows:

                      (i) the Lockout Distribution Percentage of the Class A-I-5 Certificates' pro rata share (based on the Certificate Principal Balance thereof relative to the aggregate Certificate Principal Balance of all classes of Class A-I Certificates) of the Class A-I Principal Payment Amount shall be distributed to the Class A-I-5 Certificates until the Certificate Principal Balance thereof has been reduced to zero;

                      (ii) the balance, if any, of the Class A-I Principal Payment Amount payable pursuant to clause (i) above shall be distributed to the Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4 and Class A-I-5 Certificates, in that order, in each case until the Certificate Principal Balance thereof has been reduced to zero.

               (g) Within five Business Days before the related Distribution Date, the Master Servicer shall notify the Trustee of the amounts, if any, payable to the Insurer pursuant to Section 4.02(d)(iv) and (e)(iv).

               (h) In addition to the foregoing distributions, with respect to any Mortgage Loan that was previously the subject of a Cash Liquidation or an REO Disposition that resulted in a Realized Loss, in the event that within two years of the date on which such Realized Loss was determined to have occurred the Master Servicer receives amounts which the Master Servicer reasonably believes to represent subsequent recoveries (net of any related liquidation expenses), or determines that it holds surplus amounts previously reserved to cover estimated expenses specifically related to such Mortgage Loan (including, but not limited to, recoveries (net of any related liquidation expenses) in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement), the Master Servicer shall distribute such amounts to the Class or Classes to which such Realized Loss was allocated (with the amounts to be distributed allocated among such Classes in the same proportions as such Realized Loss was allocated), and within each such Class to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution (or if such Class of Certificates is no longer outstanding, to the Certificateholders of record at the time that such Realized Loss was allocated); provided that no such distribution to any Class of Certificates of subsequent recoveries related to a Mortgage Loan shall exceed, either individually or in the aggregate and together with any other amounts paid in reimbursement therefor, the amount of the related Realized Loss that was allocated to such Class of Certificates. For the purposes of this Section 4.02(h) any allocation of a Realized Loss to Group I or Group II Excess Cash Flow will be treated as an allocation of a Realized Loss to the Class A-I or Class A-II Certificates, as applicable. Notwithstanding the foregoing, to the extent that the Master Servicer receives recoveries with respect to Realized Losses which were allocated to the related Class A Certificates and which were paid by the Insurer pursuant to the Policy and not previously reimbursed pursuant to Section 4.02(d)(v), (d)(vi), (e)(v) and (e)(vi), such recoveries shall be paid directly to the Insurer and applied to reduce the Cumulative Insurance Payments then due to the Insurer prior to any payment of such amounts to any current Certificateholder or any previous Certificateholder. Any amounts to be so distributed shall not be remitted to or distributed from the Trust Fund, and shall constitute subsequent recoveries with respect to Mortgage Loans that are no longer assets of the Trust Fund.

               (i) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

               (j) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and (ii) no interest shall accrue on such Certificates from and after the end of the prior calendar month. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

               (k) To the extent on any Distribution Date the Group II Available Distribution Amount is less than Accrued Certificate Interest on the Class A-II Certificates on such Distribution Date (without regard to clause (iii) of the definition thereof) and Deferred Interest exists on such Distribution Date, the lesser of such excess and the amount of Deferred Interest shall result in a reduction in Accrued Certificate Interest on the Class A-II Certificates and an increase in the Certificate Principal Balance of the Class A-II Certificates.

               Section 4.03. Statements to Certificateholders.

               (a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall forward by mail to each Holder, the Insurer and the Company a statement setting forth the following information as to each Class of Certificates, in each case to the extent applicable:

               (i) (A) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (B) the aggregate amount included therein representing Principal Prepayments;

               (ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

               (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

               (iv) the amount of any Advance by the Master Servicer with respect to the Group I Loans and Group II Loans pursuant to Section 4.04;

               (v) the number of Group I and Group II Loans and the Stated Principal Balance after giving effect to the distribution of principal on such Distribution Date;

               (vi) the aggregate Certificate Principal Balance of each Class of the Certificates, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

               (vii) on the basis of the most recent reports furnished to it by Subservicers, the number and aggregate principal balances of Group I Loans and Group II Loans that are Delinquent
                      (A) one month, (B) two months and (C) three or more months and the number and aggregate principal balance of Group I Loans and Group II Loans that are in foreclosure;

               (viii) the number,  aggregate principal balance and book value of any REO Properties;

               (ix) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

               (x) the aggregate amount of Realized Losses for such Distribution Date and the aggregate amount of Realized Losses on the Group I Loans and Group II Loans incurred since the Cut-off Date;

               (xi) the Group I and Group II Special Hazard Amount, Group I and Group II Fraud Loss Amounts and Group I and Group II Bankruptcy Amounts as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

               (xii) the amount of any Insured Amount paid on such Distribution Date, the amount of any reimbursement payment made to the Insurer on such Distribution Date pursuant to Section 4.02(d) and (e) and the amount of Group I and Group II Cumulative Insured Amounts after giving effect to any such Insured Amount or any such reimbursement payment to the Insurer;

               (xiii) the Pass-Through  Rate on each Class of Certificates,  the
                      Group I and Group II Weighted Average Net Mortgage Rate and the Class A-II Maximum Rate;

               (xiv) the weighted average of the Maximum Net Mortgage Rates on the Group II Loans;

               (xv) the Basis Risk Shortfall, Basis Risk Shortfall Carry-Forward
                    Amount  and  Group  I  and  Group  II  Prepayment   Interest
                    Shortfalls;

               (xvi) the Group I and Group II Overcollateralization Amount and the Group I and Group II Required Overcollateralization Amount following such Distribution
                      Date;

               (xvii) the number and aggregate  principal balance of Group I and
                      Group II Loans repurchased under Section 4.07;

               (xviii)the  aggregate  amount of Deferred  Interest  added to the
                    Stated Principal Balance of the Group II Loans;

               (xix)the Lockout  Distribution  Percentage for such  Distribution
                    Date;

               (xx) the aggregate amount of any recoveries on previously foreclosed loans from Residential Funding due to a breach of representation or warranty;

               (xxi) the weighted average remaining term to maturity of the Group I and Group II Loans after giving effect to the amounts distributed on such Distribution Date; and

               (xxii) the  weighted  average  Mortgage  Rates of the Group I and
                      Group  II  Loans  after  giving   effect  to  the  amounts
                      distributed on such Distribution Date.

In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination. In addition to the statement provided to the Trustee as set forth in this Section 4.03(a), the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer.

               (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and the Trustee shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses
(i) and (ii) of subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer and Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer and Trustee pursuant to any requirements of the Code.

               (c) As soon as reasonably practicable, upon the written request of any Certificateholder, the Master Servicer shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

               Section 4.04. Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer.

               (a) Prior to the close of business on the Business Day next succeeding each Determination Date, the Master Servicer shall furnish a written statement to the Trustee, the Insurer, any Paying Agent and the Company (the information in such statement to be made available to Certificateholders by the Master Servicer on request) (provided that the Master Servicer will use its best efforts to deliver such written statement not later than 12:00 p.m. New York time on the second Business Day prior to the Distribution Date) setting forth
(i) the Group I or Group II Available Distribution Amounts, (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a), (iii) the Certificate Insurer Premium and, if the Master Servicer determines that a Deficiency Amount exists for such Distribution Date, the amount necessary to complete the notice in the form of Exhibit A to the Policy (the "Notice"), (iv) the amount of Prepayment Interest Shortfalls and Basis Risk Shortfalls and (v) to the extent required, a report detailing the Stated Principal Balance, Mortgage Rate, Modified Mortgage Rate, remaining term to maturity and Monthly Payment for any Modified Mortgage Loan pursuant to Section 3.13. The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

               (b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the sum of (A) the aggregate amount of Monthly Payments other than Balloon Payments (with each interest portion thereof adjusted to a per annum rate equal to the Net Mortgage Rate plus the Certificate Insurer Premium Rate, if applicable), less the amount of any related Servicing Modifications, Deferred Interest, if any, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Relief Act or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date in the related Due Period, which Monthly Payments were due during the related Due Period and not received as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance and (B) with respect to each Balloon Loan delinquent in respect of its Balloon Payment as of the close of business on the related Determination Date, an amount equal to the excess, if any, of interest on the unpaid principal balance thereof (with each interest portion thereof adjusted to a per annum rate equal to the Net Mortgage Rate), over any payments of interest (with each interest portion thereof adjusted to a per annum rate equal to the Net Mortgage Rate) received from the related Mortgagor as of the close of business on the related Determination Date and allocable to the Due Date during the related Due Period for each month until such Balloon Loan is finally liquidated, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04.

               The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the Company, the Insurer and the Trustee.

               In the event that the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee and the Insurer of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01,
(a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

               The Trustee shall deposit all funds it receives  pursuant to this
Section 4.04 into the Certificate Account.

               Section 4.05. Allocation of Realized Losses.

               (a) Prior to each  Distribution  Date, the Master  Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Servicing Modifications, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due in the month in which such Distribution Date occurs. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses on the Group I Loans (other than Group I Excess Losses) shall be allocated as follows: first, to the Group I Excess Cash Flow as provided in Section 4.02(d)(iii), to the extent of the Group I Excess Cash Flow for such Distribution Date, second, to the Group II Excess Cash Flow as provided in Section 4.02(e)(iv), to the extent of the Group II Excess Cash Flow for such Distribution Date remaining after distributions pursuant to Section
4.02(e)(iii); third, in reduction of the Group I Overcollateralization Amount, until such amount has been reduced to zero; fourth, in reduction of the Group II Overcollateralization Amount, until such amount has been reduced to zero; and thereafter, to the extent not covered by the Policy, to the Class A-I Certificates on a pro rata basis. Any Group I Excess Losses on the Mortgage Loans, to the extent not covered by the Policy, will be allocated to the Class A-I Certificates on a pro rata basis, in an amount equal to a fraction of such losses equal to (x) the aggregate Certificate Principal Balance of the Class A-I Certificates over (y) the aggregate Stated Principal Balance of the Group I Loans, and the remainder of such losses shall be allocated to the Group I Overcollateralization Amount in reduction of the amount thereof. All Realized Losses on the Group II Loans (other than Group II Excess Losses) shall be allocated as follows: first, to the Group II Excess Cash Flow as provided in
Section 4.02(e)(iii), to the extent of the Group II Excess Cash Flow for such Distribution Date, second, to the Group I Excess Cash Flow as provided in
Section 4.02(d)(iv), to the extent of
the Group I Excess Cash Flow for such Distribution Date remaining after distributions pursuant to Section 4.02(d)(iii); third, in reduction of the Group II Overcollateralization Amount, until such amount has been reduced to zero; fourth, in reduction of the Group I Overcollateralization Amount, until such amount has been reduced to zero; and thereafter, to the extent not covered by the Policy, to the Class A-II Certificates. Any Group II Excess Losses on the Mortgage Loans, to the extent not covered by the Policy, will be allocated to the Class A-II Certificates, in an amount equal to a fraction of such losses equal to (x) the Certificate Principal Balance of the Class A-II Certificates over (y) the aggregate Stated Principal Balance of the Group II Loans, and the remainder of such losses shall be allocated to the Group II Overcollateralization Amount in reduction of the amount thereof.

               (b) Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Class A Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Allocations of the interest portions of Realized Losses shall be made by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(d) and (e). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

               (c) All Realized Losses on the Group I Loans (other than Group I Excess Losses) shall be allocated by the Trustee on each Distribution Date to the following REMIC III Regular Interests in the specified percentages, as follows: first, to Uncertificated Interest payable to the REMIC III Regular Interest III-LT1-I and REMIC III Regular Interest III-LT7-I up to an aggregate amount equal to 1% of the Group I Net Monthly Excess Cash Flow as provided in clause (iv) of the definition of Group I Principal Distribution Amount, 98% and 2%, respectively; second, to the Uncertificated Balances of the REMIC III Regular Interest III-LT1-I and REMIC III Regular Interest III-LT7-I up to an aggregate amount equal to the Group I Overcollateralization Amount to the extent of 1% of the Group I Overcollateralization Amount, 98% and 2%, respectively; third, to the Uncertificated Balances of REMIC III Regular Interests III-LT1-I, III-LT2-I, III-LT3-I, III-LT4-I, III- LT5-I, III-LT6-I, and III-LT7-I, pro rata, until the Uncertificated Balance of REMIC III Regular Interest III-LT7-I has been reduced to zero. Any Group I Excess Losses will be allocated among the REMIC III Regular Interests on a pro rata basis.

               (d) All Realized Losses on the Group II Loans (other than Group II Excess Losses) shall be allocated by the Trustee on each Distribution Date to the following REMIC III Regular Interests in the specified percentages, as follows: first, to Uncertificated Interest payable to the REMIC III Regular Interest III-LT1-II and REMIC III Regular Interest III-LT3-II up to an aggregate amount equal to 1% of the Group II Net Monthly Excess Cash Flow as provided in clause (iv) of the definition of Group II Principal Distribution Amount, 98% and 2%, respectively; second, to the Uncertificated Balances of the REMIC III Regular Interest III-LT1-II and REMIC III Regular Interest III-LT3-II up to an aggregate amount equal to the Group II Overcollateralization Amount to the extent of 1% of the Group II Overcollateralization Amount, 98% and 2%, respectively; third, to the Uncertificated Balances of REMIC III Regular Interests III-LT1-II, III-LT2-II and III-LT3-II, pro rata, until the Uncertificated Balance of REMIC III Regular Interest III-LT3-II has been reduced to zero. Any Group II Excess Losses will be allocated among the REMIC III Regular Interests on a pro rata basis.

               (e) All Realized Losses on the REMIC I Regular Interests and REMIC II Regular Interests shall be allocated by the Trustee on each Distribution Date among the REMIC I Regular Interests and REMIC II Regular
Interests, respectively, pro rata in relation to the losses on the related pools.

     Section  4.06.   Reports  of  Foreclosures  and  Abandonment  of  Mortgaged
Property.

               The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interest received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the informational returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P of the Code, respectively, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

               Section 4.07. Optional Purchase of Defaulted Mortgage Loans.

               As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

               Section 4.08. The Policy.

               (a) If pursuant to Section 4.04(a)(iii), the Master Servicer determines that a Deficiency Amount exists for such Distribution Date, the Trustee shall complete the Notice and submit such Notice in accordance with the Policy to the Insurer no later than 12:00 P.M., New York City time, on the Business Day immediately preceding each Distribution Date, as a claim for an Insured Amount (provided that the Trustee shall submit such notice on the second Business Day immediately preceding such Distribution Date if it is able to do
so) in an amount equal to such Deficiency Amount.

               (b) The Trustee shall establish and maintain the Insurance Account on behalf of the Holders of the Class A Certificates. Upon receipt of an Insured Amount from the Insurer on behalf of the Class A Certificateholders, the Trustee shall deposit such Insured Amount in the Insurance Account. All amounts on deposit in the Insurance Account shall remain uninvested. On each Distribution Date, the Trustee shall transfer any Insured Amount then on deposit in the Insurance Account to the Certificate Account. The Trustee shall distribute on each Distribution Date the Deficiency Amount for such Distribution Date from the Certificate Account, together with the distributions due to the Class A Certificateholders on such Distribution Date, as follows: (i) the portion of any such Deficiency Amount related to clauses (i) and (ii) of the definition of Deficiency Amount shall be distributed among the related Class A Certificateholders on a pro rata basis in accordance with their respective shortfalls or allocations of Realized Losses; and (ii) the portion of any such Deficiency Amount related to clause (iii) of the definition of Deficiency Amount shall be distributed to the related Class A Certificateholders in accordance with Section 9.01(c).

               (c) The Trustee shall (i) receive as attorney-in-fact of each Class A Certificateholder any Insured Amount from the Insurer and (ii) distribute such Insured Amount to such Class A Certificateholders as set forth in subsection (b) above. Insured Amounts disbursed by the Trustee from proceeds of the Policy shall not be considered payment by the Trust Fund with respect to the Class A Certificates, nor shall such disbursement of such Insured Amounts discharge the obligations of the Trust Fund with respect to the amounts thereof, and the Insurer shall become owner of such amounts to the extent covered by such Insured Amounts as the deemed assignee of such Class A Certificateholders. The Trustee hereby agrees on behalf of each Class A Certificateholder (and each Class A Certificateholder, by its acceptance of its Class A Certificates, hereby agrees) for the benefit of the Insurer that the Trustee shall recognize that to the extent the Insurer pays Insured Amounts, either directly or indirectly (as by paying through the Trustee), to the Class A Certificateholders, the Insurer will be entitled to be subrogated to the rights of the Class A Certificateholders to the extent of such payments.

               Section 4.09. Special Report to Insurer.

               On each Distribution Date, the Master Servicer shall forward to the Insurer a statement setting forth the following information as to the Re-Performing Loans and Foreclosure Restricted Loans, separately for Loan Group I and Loan Group II, with respect to both the number of Mortgage Loans and their aggregate Stated Principal Balance, that are: (i) current (not 30 days or more Delinquent), (ii) 30 to 59 days Delinquent, (iii) 60 to 89 days Delinquent and
(iv) 90 days or more Delinquent (including such Mortgage Loans that are in foreclosure or are REO Properties).

                                           ARTICLE V

                                       THE CERTIFICATES

               Section 5.01. The Certificates.

               (a) The Class A Certificates, Class SB Certificates and Class R Certificates shall be substantially in the forms set forth in Exhibits A, B and D, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Class A Certificates shall be issuable in minimum dollar denominations of $25,000 and integral multiples of $1 in excess thereof. The Class SB Certificates shall be issuable in registered, certificated form in minimum percentage interests of 5.00% and integral multiples of 0.01% in excess thereof. Each Class of Class R Certificates shall be issued in registered, certificated form in minimum percentage interests of 20.00% and integral multiples of 0.01% in excess thereof; provided, however, that one Class R Certificate of each Class will be issuable to the REMIC Administrator as "tax matters person" pursuant to Section 10.01(c) in a minimum denomination representing a Percentage Interest of not less than 0.01%.

               The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

               (b) The Class A Certificates shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificate Owners shall hold their respective Ownership Interests in and to each Class A Certificate, through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

               The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

               If (i)(A) the Company  advises  the  Trustee in writing  that the
Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the
Depository,  the  Trustee  shall  notify all  Certificate  Owners,  through  the
Depository,  of the  occurrence  of any such  event and of the  availability  of
Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. Neither the Company, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Company in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

     Section 5.02. Registration of Transfer and Exchange of Certificates.

               (a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of
Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

               (b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12 and, in the case of any Class SB or R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class and aggregate Percentage Interest.

               (c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

               (d) No transfer, sale, pledge or other disposition of a Class SB or Class R Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with said Act and laws. Except as otherwise provided in this Section 5.02(d), in the event that a transfer of a Class SB or Class R Certificate is to be made, (i) unless the Company directs the Trustee otherwise, the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Trust Fund, the Company or the Master Servicer, and (ii) the Trustee shall require the transferee to execute a representation letter, substantially in the form of
Exhibit I hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit J hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Trust Fund, the Company or the Master Servicer. In lieu of the requirements set forth in the preceding sentence, transfers of Class SB or Class R
Certificates may be made in accordance with this Section 5.02(d) if the prospective transferee of such a Certificate provides the Trustee and the Master Servicer with an investment letter substantially in the form of Exhibit N attached hereto, which investment letter shall not be an expense of the Trustee, the Company, or the Master Servicer, and which investment letter states that, among other things, such transferee (i) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (ii) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the 1933 Act provided by Rule 144A. The Holder of a Class SB or Class R Certificate desiring to effect any transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws and this Agreement.

               (e) In the case of any Class SB or Class R Certificate presented for registration in the name of any Person, either (i) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase or holding of such Class SB or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA, or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer or (ii) the prospective transferee shall be required to provide the Trustee, the Company and the Master Servicer with a certification to the effect set forth in paragraph fourteen of Exhibit H-1, which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such transferee or the Person in whose name such registration is requested is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition.

               (f)  (i)  Each  Person  who  has or who  acquires  any  Ownership
Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause
(iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

               (A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

               (B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit H-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this
                    Section 5.02(f) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit H-2, from the Holder wishing to transfer the Class R

                    Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

               (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

               (D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit H-2.

               (E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

                      (i) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit H-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

               (A) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

               (B) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this
                    Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

                      (ii) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

                      (iii) The provisions of this Section 5.02(f) set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

               (A) Written consent of the Insurer and written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of the Class A Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

               (B) a certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any of REMIC I, REMIC II, REMIC III or REMIC IV to cease to qualify as a REMIC and will not cause (x) any of REMIC I, REMIC II, REMIC III or REMIC IV to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

               (g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

               (h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

               Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates.

               If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

               Section 5.04. Persons Deemed Owners.

               Prior to due presentation of a Certificate for registration of transfer, the Company, the Master Servicer, the Insurer, the Trustee, the Certificate Registrar and any agent of the Company, the Master Servicer, the Insurer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder" and in Section 4.08, and neither the Company, the Master Servicer, the Insurer, the Trustee, the Certificate Registrar nor any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(g).

               Section 5.05. Appointment of Paying Agent.

               The Trustee may, with the consent of the Insurer (so long as no Insurer Default exists), which consent shall not be unreasonably withheld, appoint a Paying Agent for the purpose of making distributions to Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to Certificateholders in the amounts and in the manner provided for in Section 4.02 and 4.03, such sum to be held in trust for the benefit of Certificateholders.

               The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

               Section 5.06. Optional Purchase of Certificates.

               (a) On any Distribution Date on or after the Group I Optional Termination Date, either the Master Servicer or the Company shall have the right, at its option, to purchase the Class A-I Certificates in whole, but not in part, at a price equal to the sum of the outstanding Certificate Principal Balance of such Certificates plus the sum of one month's Accrued Certificate Interest thereon and any previously unpaid Accrued Certificate Interest. On any Distribution Date on or after the Group II Optional Termination Date, either the Master Servicer or the Company shall have the right, at its option, to purchase the Class A-II Certificates in whole, but not in part, at a price equal to the sum of the outstanding Certificate Principal Balance of such Certificates plus the sum of one month's Accrued Certificate Interest thereon and any previously unpaid Accrued Certificate Interest.

               (b) The Master Servicer or the Company, as applicable, shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that it will purchase the related Certificates pursuant to Section 5.06(a). Notice of any such purchase, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment in accordance with this
Section 5.06, shall be given promptly by the Master Servicer or the Company, as applicable, by letter to Certificateholders (with a copy to the Certificate Registrar, the Insurer and each Rating Agency) mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

                      (i) the Distribution Date upon which purchase of the related Certificates is anticipated to be made upon presentation and surrender of such Certificates at the office or agency of the Trustee therein designated,

                      (ii)   the purchase price therefor, if known, and

                      (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If either the Master Servicer or the Company gives the notice specified above, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Distribution Date on which the purchase pursuant to Section 5.06(a) is to be made, in immediately available funds, an amount equal to the purchase price for the Certificates computed as provided above.

               (c) Upon presentation and surrender of the Certificates to be purchased pursuant to Section 5.06(a) by the Holders thereof, the Trustee shall distribute to such Holders an amount equal to the outstanding Certificate Principal Balance thereof plus one month's Accrued Certificate Interest thereon and any previously unpaid Accrued Certificate Interest with respect thereto.

               (d) In the event that any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase pursuant to this Section 5.06 is to be made, the Trustee shall on such date cause all funds in the Certificate Account deposited therein by the Master Servicer or the Company, as applicable, pursuant to Section 5.06(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable, shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 5.06, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the Holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this Section 5.06. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this
Section 5.06 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder. The Master Servicer or the Company, as applicable, shall be for all purposes the Holder thereof as of such date subject to any rights of the Insurer hereunder with respect thereto.

                                          ARTICLE VI

                              THE COMPANY AND THE MASTER SERVICER

     Section  6.01.  Respective  Liabilities  of  the  Company  and  the  Master
Servicer.

               The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 7.01 or 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

     Section 6.02. Merger or Consolidation of the Company or the Master Servicer; Assignment of Rights and Delegation of Duties by Master Servicer.

               (a) The Company and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

               (b) Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC; and provided further that each Rating Agency's ratings, if any, of the Class A Certificates without taking into account the Policy in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

               (c)  Notwithstanding  anything  else in  this  Section  6.02  and
Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of FNMA or FHLMC, is reasonably satisfactory to the Trustee, the Insurer and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company, the Insurer and the Trustee an agreement, in form and substance reasonably satisfactory to the Company, the Insurer and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates (without taking into account the Policy) that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

     Section 6.03. Limitation on Liability of the Company, the Master Servicer and Others.

               Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage
Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

               Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate

Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

               Section 6.04. Company and Master Servicer Not to Resign.

               Subject to the  provisions of Section  6.02,  neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel (at the expense of the resigning party) to such effect delivered to the Trustee and the Insurer. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.

                                          ARTICLE VII

                                            DEFAULT

               Section 7.01. Events of Default.

               Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (i) the Master Servicer shall fail to distribute or cause to be distributed to Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee, the Insurer or the Company or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

     (ii) the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, the Insurer or the Company, or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests aggregating not less than 25%; or

     (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

     (iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master

                    Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

               (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

               (vi)   the Master  Servicer shall notify the Trustee  pursuant to
                      Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

               If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the Trustee shall at the direction of the Insurer (unless an Insurance Default is continuing) or at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights (which Voting Rights of the Class A Certificateholders may be exercised by the Insurer without the consent of such Holders and may only be exercised by such Holders with the prior written consent of the Insurer so long as there does not exist a failure by the Insurer to make a required payment under the Policy), by notice in writing to the Master Servicer (and to the Company and the Insurer if given by the Trustee or to the Trustee and the Insurer if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder; provided, however, that unless an Insurer Default is continuing the successor to the Master Servicer appointed pursuant to Section 7.02 shall be acceptable to the Insurer and shall have accepted the duties of Master Servicer effective upon the resignation of the Master Servicer. If an Event of Default described in clause (vi) hereof shall occur, the Trustee with the consent of the Insurer shall, by notice to the Master Servicer, the Insurer and the Company, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

               Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide and upon the request of the Insurer, a copy of the Program Guide to the Insurer.

     Section 7.02. Trustee or Company to Act; Appointment of Successor.

               On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Insurer may appoint a successor Master Servicer and if the Insurer fails to do so within 30 days, the Trustee or, upon notice to the Insurer and the Company and with the Company's and the Insurer's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(c) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Insurer may appoint a successor Master Servicer and if the Insurer fails to do so within 30 days, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a FNMA- or FHLMC-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.50% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.50% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

               Section 7.03. Notification to Certificateholders.

               (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Insurer and to the Certificateholders at their respective addresses appearing in the Certificate Register.

               (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates and the Insurer notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived as provided in
Section 7.04 hereof.

               Section 7.04. Waiver of Events of Default.

               The Insurer or the Holders representing at least 66% of the Voting Rights of Certificates affected by a default or Event of Default hereunder may waive any default or Event of Default, with the written consent of the Insurer, which consent shall not be unreasonably withheld; provided, however, that (a) a default or Event of Default under clause (i) of Section 7.01 may be waived with the written consent of the Insurer, only by all of the Holders of Certificates affected by such default or Event of Default (which Voting Rights of the Class A Certificateholders may be exercised by the Insurer without the consent of such Holders and may only be exercised by such Holders with the prior written consent of the Insurer so long as there does not exist a failure by the Insurer to make a required payment under the Policy) and (b) no waiver pursuant to this Section 7.04 shall affect the Holders of Certificates in the manner set forth in Section 11.01(b)(i), (ii) or (iii). Upon any such waiver of a default or Event of Default by the Insurer or the Holders representing the requisite percentage of Voting Rights of Certificates affected by such default or Event of Default with the consent of the Insurer, which consent shall not be unreasonably withheld, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

               Section 7.05. Servicing Trigger; Removal of Master Servicer.

               (a) Upon determination by the Insurer that a Servicing Trigger has occurred, the Insurer shall give notice of such Servicing Trigger to the Master Servicer, the Company, the Trustee and to each Rating Agency.

               (b) At any time after such determination and while a Servicing Trigger is continuing, the Insurer may direct the Trustee to remove the Master Servicer if the Insurer makes a determination that the manner of master servicing was a factor contributing to the size of the delinquencies or losses incurred in the Trust Fund.

               (c) Upon receipt of directions to remove the Master Servicer pursuant to the preceding clause (b), the Trustee shall notify the Master Servicer that it has been terminated and the Master Servicer shall be terminated in the same manner as specified in Sections 7.01 and 7.02.

               (d) After notice of occurrence of a Servicing Trigger has been given and while a Servicing Trigger is continuing, until and unless the Master Servicer has been removed as provided in clause (b), the Master Servicer covenants and agrees to act as the Master Servicer for a term from the occurrence of the Servicing Trigger to the end of the calendar quarter in which such Servicing Trigger occurs, which term may at the Insurer's discretion be extended by notice to the Trustee for successive terms of three (3) calendar months each, until the termination of the Trust Fund. The Master Servicer will, upon the receipt of each such notice of extension (a "Master Servicer Extension Notice") become bound for the duration of the term covered by such Master Servicer Extension Notice to continue as Master Servicer subject to and in accordance with this Agreement. If, as of the fifteenth (15th) day prior to the last day of any term as the Master Servicer, the Trustee shall not have received any Master Servicer Extension Notice from the Insurer, the Trustee shall, within five (5) days thereafter, give written notice of such nonreceipt to the Insurer and the Master Servicer. If any such term expires without a Master Servicer Extension Notice then the Trustee shall act as Master Servicer as provided in
Section 7.02.

               (e) No provision of this Section 7.05 shall have the effect of limiting the rights of the Company, the Trustee, the Certificateholders or the Insurer under Section 7.01.

                                         ARTICLE VIII

                                    CONCERNING THE TRUSTEE

               Section 8.01. Duties of Trustee.

               (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

               (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Insurer and the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

               The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03, and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement and the Trustee shall furnish in a timely fashion to the Insurer such information as the Insurer may reasonably request from time to time for the Insurer to protect its interests and to fulfill its duties under the Policy. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of each of REMIC I, REMIC II, REMIC III or REMIC IV as a REMIC under the REMIC Provisions and to prevent the imposition of any federal, state or local income, prohibited transaction (except as provided in Section 3.22(d) herein), contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

               (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

                      (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the

        Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

                      (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                      (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Insurer or the Certificateholders holding Certificates which evidence, Percentage Interests aggregating not less than 25% of the affected classes as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

                      (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Insurer, the Company or any Certificateholder; and

                      (v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

               (d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

               Section 8.02. Certain Matters Affecting the Trustee.

               (a)    Except as otherwise provided in Section 8.01:

                      (i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                      (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                      (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders or the Insurer, pursuant to the provisions of this Agreement, unless such Certificateholders or the Insurer shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby and the Insurer has given its consent; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

                      (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                      (v) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by the Insurer or the Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50% with the written consent of the Insurer; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder or the Insurer requesting the investigation;

                      (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys provided that the Trustee shall remain liable for any acts of such agents or attorneys; and

                      (vii) To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

               (b) Following the issuance of the Certificates (and except as provided for in Section 3.22(d)), the Trustee shall not accept any contribution of assets to the Trust Fund unless it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause any of REMIC I, REMIC II, REMIC III or REMIC IV to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

     Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans.

               The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master Servicer.

               Section 8.04. Trustee May Own Certificates.

               The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

               Section 8.05. Master Servicer to Pay Trustee's Fees and Expenses;
                             Indemnification.

               (a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

               (b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement, provided that:

                      (i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

                      (ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

                      (iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

No termination of this Agreement  shall affect the  obligations  created by this
Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

               Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of Certificateholders pursuant to the terms of this Agreement.

               Section 8.06. Eligibility Requirements for Trustee.

               The Trustee hereunder shall at all times be a national banking association or a New York banking corporation having its principal office in a state and city acceptable to the Company and the Insurer and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

               Section 8.07. Resignation and Removal of the Trustee.

               (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company and the Insurer. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee acceptable to the Insurer by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation then the Insurer may appoint a successor trustee and if the Insurer fails to do so within 30 days, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

               (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Insurer or the Company with the consent of the Insurer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Insurer or the Company with the consent of the Insurer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Insurer or the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company or the Insurer, then the Company with the consent of the Insurer, which consent shall not be unreasonably withheld, may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates without taking into account the Policy.

               (c) During the continuance of an Insurer Default, the Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

               (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

               Section 8.08. Successor Trustee.

               (a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and the Insurer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

               (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

               (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

               Section 8.09. Merger or Consolidation of Trustee.

               Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

               Section 8.10. Appointment of Co-Trustee or Separate Trustee.

               (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

               (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

               (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

               (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

               Section 8.11. Appointment of Custodians.

               The Trustee may, with the consent of the Master Servicer, the Insurer and the Company, appoint one or more Custodians who are not Affiliates of the Company or the Master Servicer to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least

$15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each Custodial Agreement may be amended only as provided in Section 11.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this Section 8.11.

               Section 8.12. Appointment of Office or Agency.

               The Trustee will maintain an office or agency in the City of New York where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its offices located at 14 Wall Street, 8th Floor, New York, New York 10005 for the purpose of keeping the Certificate Register. The Trustee will maintain an office at the address stated in Section 11.05(c) hereof where notices and demands to or upon the Trustee in respect of this Agreement may be served.

                                          ARTICLE IX

                                          TERMINATION

     Section 9.01. Termination Upon Purchase by the Master Servicer or the Company or Liquidation of All Mortgage Loans.

               (a) Subject to Section 9.02, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

                      (i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

                      (ii) the purchase by the Master Servicer or the Company of all Group I Loans and all property acquired in respect of any Group I Loan remaining in the Trust Fund (other than the Policy) and the purchase by the Master Servicer or the Company of all Group II Loans and all property acquired in respect of any Group II Loan remaining in the Trust Fund (other than the Policy), in each case, at a price equal to 100% of the unpaid principal balance of each Mortgage Loan (or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance) (net of any unreimbursed Advances attributable to principal) on the day of repurchase, plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan), plus the Certificate Insurer Premium Rate, to, but not including, the first day of the month in which such repurchase price is distributed, including the payment of any amounts due to the Insurer under the Insurance Agreement; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any of REMIC I, REMIC II, REMIC III or REMIC IV as a REMIC.

               The right of the Master Servicer or the Company to purchase all the assets of the Trust Fund relating to the Group I Loans, pursuant to clause
(ii) above is conditioned upon the occurrence of the Group I Optional Termination Date. The right of the Master Servicer or the Company to purchase all the assets of the Trust Fund relating to the Group II Loans, pursuant to clause (ii) above is conditioned upon the occurrence of the Group II Optional Termination Date. If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans being purchased. In addition, the Master Servicer or the Company, as applicable, shall provide to the Trustee the certification required by Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer or the Company, as applicable, the Mortgage Files pertaining to the Mortgage Loans being purchased. No purchase pursuant to clause (ii) of this Section 9.01(a) is permitted if it would result in a draw on the Policy unless the Insurer consents in writing.

               (b) The Master Servicer or, in the case of a final distribution as a result of the exercise by the Company of its right to purchase the assets of the Trust Fund, the Company, shall give the Trustee and the Insurer not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer or the Company of its right to purchase the assets of the Trust Fund or otherwise). Notice of any termination, specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution
Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer or the Company, as applicable (if it is exercising its right to purchase the assets of the Trust Fund), or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

                      (i) the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated,

                      (ii) the amount of any such final payment, if known, and

                      (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, and that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Master Servicer or the Company, as applicable, is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Master Servicer or the Company, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund computed as above provided.

               (c) Upon presentation and surrender of the Certificates by the Certificateholders, the Trustee shall distribute to the Certificateholders and the Insurer (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's or the Company's election to repurchase, or (ii) if the Master Servicer or the Company elected to so repurchase, an amount determined as follows: (A) with respect to the Class A Certificates, the outstanding Certificate Principal Balance thereof, plus Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest, and (B) with respect to the Insurer, any amounts owed to it pursuant to the Insurance Agreement.

               (d) In the event that any Certificateholders  shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date, the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01 and the Certificateholders shall look only to the Master Servicer for such payment.

               Section 9.02. Additional Termination Requirements.

               (a) Each of REMIC I, REMIC II, REMIC III and REMIC IV, as the case may be, shall be terminated in accordance with the following additional requirements, unless the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of any of REMIC I, REMIC II, REMIC III and REMIC IV, as the case may be, to comply with the requirements of this
Section 9.02 will not (i) result in the imposition on the Trust Fund of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause any of REMIC I, REMIC II, REMIC III or REMIC IV to fail to qualify as a REMIC at any time that any Certificate is outstanding:

                      (i) The Master Servicer shall establish a 90-day liquidation period for each of REMIC I, REMIC II, REMIC III and REMIC IV, and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations
        Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for each of REMIC I, REMIC II, REMIC III and REMIC IV, under Section 860F of the Code and the regulations thereunder;

                      (ii) The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

                      (iii) If the Master Servicer is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash; provided, however, that in the event that a calendar quarter ends after the commencement of the 90-day liquidation period but prior to the Final
        Distribution Date, the Master Servicer shall not purchase any of the assets of the Trust Fund prior to the close of that calendar quarter.

               (b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for each of REMIC I, REMIC II, REMIC III and REMIC IV at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

                                           ARTICLE X

                                       REMIC PROVISIONS

               Section 10.01.       REMIC Administration.

               (a) The REMIC Administrator shall make an election to treat each of REMIC I, REMIC II, REMIC III and REMIC IV as a REMIC under the Code and, if necessary, under applicable state law. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. The REMIC I Regular Interests shall be designated as the "regular interests" and the Class R-I Certificates shall be designated as the sole class of "residual interests" in the REMIC I. The REMIC II Regular Interests shall be designated as the "regular interests" and the Class R-II Certificates shall be designated as the sole class of "residual interests" in REMIC II. The REMIC III Regular Interests shall be designated as the "regular interests" and the Class R-III Certificates shall be designated as the sole class of "residual interests" in REMIC III. The Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-I-5, Class A-II, Class SB-I and Class SB-II Certificates shall be designated as the "regular interests" in REMIC IV and the Class R-IV Certificates shall be designated the sole class of "residual interests" in REMIC IV. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in the REMIC other than the Certificates.

               (b) The Closing Date is hereby designated as the "startup day" of each of REMIC I, REMIC II, REMIC III and REMIC IV within the meaning of Section 860G(a)(9) of the Code.

               (c) The REMIC Administrator shall hold a Class R Certificate in each REMIC representing a 0.01% Percentage Interest of the Class R Certificates in each REMIC and shall be designated as the "tax matters person" with respect to each of REMIC I, REMIC II, REMIC III and REMIC IV in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1. The REMIC Administrator, as tax matters person, shall (i) act on behalf of each of REMIC I, REMIC II, REMIC III and REMIC IV in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

               (d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to the REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

               (e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee and the Trustee shall forward to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount, if any, and market discount or premium (using the Prepayment Assumption) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC created hereunder.

               (f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status thereof as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). In performing their duties as more specifically set forth herein, the Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any of REMIC I, REMIC II, REMIC III or REMIC IV as a REMIC or (ii) result in the imposition of a tax upon any of REMIC I, REMIC II, REMIC III or REMIC IV (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code (except as provided in Section 3.22(d)) and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders and is not adverse to the interest of the Insurer, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to the Trust Fund created hereunder, endanger such status or, unless the Master Servicer or the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to the Trust Fund or its assets, or causing the Trust Fund to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to the Trust Fund and the Trustee shall not take any such action or cause the Trust Fund to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer or the REMIC Administrator, as applicable, will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of the REMIC as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

               (g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any REMIC as defined in
Section 860G(c) of the Code, on any contributions to any REMIC after the startup day therefor pursuant to Section 860G(d) of the Code, or any other tax imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

               (h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

               (i) Following the startup day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC unless (subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in any REMIC will not cause any of REMIC I, REMIC II, REMIC III or REMIC IV to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject any such REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

               (j) Neither the Master Servicer nor the Trustee shall (subject to
Section 10.01(f)) enter into any arrangement by which any of REMIC I, REMIC II, REMIC III or REMIC IV will receive a fee or other compensation for services nor permit any of REMIC I, REMIC II, REMIC III or REMIC IV to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

               (k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Certificate Principal Balance of each Class of Certificates representing a regular interest in the REMIC would be reduced to zero is July 25, 2029 with respect to the Class A-I Certificates and July 25, 2029 with respect to the Class A-II Certificates, which is the Distribution Date following the latest scheduled maturity of any Mortgage Loan in the related Loan Group.

               (l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for the Trust Fund.

               (m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust Fund,
(iii) the  termination  of any REMIC pursuant to Article IX of this Agreement or
(iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) or acquire any assets for any REMIC or sell or dispose of any investments in the Custodial Account or the Certificate Account for gain, or accept any contributions to any REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of any of REMIC I, REMIC II, REMIC III or REMIC IV as a REMIC or (b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause any REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

     Section  10.02.   Master   Servicer,   REMIC   Administrator   and  Trustee
Indemnification.

               (a) The Trustee agrees to indemnify the Trust Fund, the Insurer, the Company, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Insurer, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X. In the event that Residential Funding is no longer the Master Servicer, the Trustee shall indemnify Residential Funding for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by Residential Funding as a result of a breach of the Trustee's covenants set forth in Article VIII or this
Article X.

               (b) The REMIC Administrator agrees to indemnify the Trust Fund, the Insurer, the Company, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Insurer, the Company, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

               (c) The Master Servicer agrees to indemnify the Trust Fund, the Insurer, the Company, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Insurer, the Company or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

                                          ARTICLE XI

                                   MISCELLANEOUS PROVISIONS

               Section 11.01.       Amendment.

               (a) This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, with the consent of the Insurer and without the consent of any of the Certificateholders:

                      (i)    to cure any ambiguity,

                      (ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

                      (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of REMIC I, REMIC II, REMIC III or REMIC IV as REMICs at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

                      (iv) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date (without taking into account the Policy), as evidenced by a letter from each Rating Agency to such effect,

                      (v) to  modify,  eliminate  or add  to the  provisions  of
        Section 5.02(g) or any other provision hereof restricting transfer of the Class R Certificates by virtue of their being the "residual interests" in the Trust Fund provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not, as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause the Trust Fund or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee, or

                      (vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and is authorized or permitted under
        Section 11.09(d).

               (b) This Agreement or any Custodial Agreement may also be amended from time to time with the consent of the Insurer by the Company, the Master Servicer, the Trustee and the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

                      (i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

                      (ii) adversely affect in any material respect the interest of the Holders of Certificates of any Class in a manner other than as described in clause (i) hereof without the consent of Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating not less than 66%, or

                      (iii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

               (c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause REMIC I, REMIC II, REMIC III or REMIC IV to fail to qualify as REMICs at any time that any Certificate is outstanding. The Trustee may but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities and this agreement or otherwise; provided however, such consent shall not be unreasonably withheld.

               (d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

               (e) The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class R Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class R Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the REMIC. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the REMIC, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the REMIC to any such reserve fund shall be treated as amounts distributed by the REMIC to the Company or any successor, all within the meaning of Treasury regulations Section 1.860G-2(h). In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company and such related insurer but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Company obtains an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) any of REMIC I, REMIC II, REMIC III or REMIC IV to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit K (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit L, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

               Section 11.02.       Recordation of Agreement; Counterparts.

               (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of the Insurer or the Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

               (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

               Section 11.03.       Limitation on Rights of Certificateholders.

               (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

               (b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

               (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee and the Insurer a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Insurer shall have given its written consent and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

               Section 11.04.       Governing Law.

               This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

               Section 11.05.       Notices.

               All demands and notices  hereunder  shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to (a) in the case of the Company, 8400 Normandale Lake Boulevard, Suite 700, Minneapolis, Minnesota 55437, Attention: President, or such other address as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Company; (b) in the case of the Master Servicer, 10 Universal City Plaza, Suite 2100, Universal City, California 91608, Attention: Bond Administration or such other address as may be hereafter furnished to the Company and the Trustee by the Master Servicer in writing; (c) in the case of the Trustee, One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126, Attention: Residential Asset Securities Corporation Series 1999-RS2 or such other address as may hereafter be furnished to the Company and the Master Servicer in writing by the Trustee; (d) in the case of Standard & Poor's, 55 Water Street, New York, New York 10041 Attention:
Mortgage Surveillance or such other address as may be hereafter furnished to the Company, Trustee and Master Servicer by Standard & Poor's; (e) in the case of
Moody's, 99 Church Street, 4th Floor, New York, New York 10007 or such other address as may be hereafter furnished to the Company, the Trustee and the Master Servicer in writing by Moody's; and (f) in the case of the Insurer, Ambac Assurance Corporation, One State Street Plaza, New York, New York 10004,
Attention: Structured Finance--Mortgage Backed Securities or such other address as may be hereafter furnished to the Company, the Trustee and the Master Servicer in writing by the Insurer. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

               Section 11.06.       Notices to Rating Agency and the Insurer.

               The Company, the Master Servicer or the Trustee, as applicable, shall notify each Rating Agency, the Insurer and each Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g),
(h), (i) or (j) below or provide a copy to each Rating Agency and the Insurer at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

               (i)    a material change or amendment to this Agreement,

               (ii)   the occurrence of an Event of Default,

               (iii) the termination or appointment of a successor Master Servicer or Trustee or a change in the majority ownership of the Trustee,

               (iv) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section 3.12 or the cancellation or modification of coverage under any such instrument,

               (v) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

               (vi) the statements required to be delivered pursuant to Sections
3.18 and 3.19,

               (vii) a change in the location of the Custodial Account or the Certificate Account,

               (viii) the  occurrence of any monthly cash flow  shortfall to the
                      Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04 or the failure by the Master Servicer to meet the Annual Servicing Test,

               (ix)   the occurrence of the Final Distribution Date, and

               (x)    the repurchase of or substitution for any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency, the Insurer and the Subservicer of any such event known to the Master Servicer.

               In addition to the above delivery requirements, the Company, the Master Servicer or the Trustee, as applicable, shall provide a copy to the Insurer, at such time as it otherwise is required to deliver pursuant to this Agreement, of any other written confirmation, written notice or legal opinion.

               Section 11.07.       Severability of Provisions.

               If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof or the Insurer.

     Section 11.08. Supplemental Provisions for Resecuritization.

               (a) This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Company may deposit such Resecuritized Certificates into a new REMIC, grantor trust, FASIT or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Company, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

               Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary to the purposes thereof. In connection with each Supplemental Article, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust, FASIT or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of any of REMIC I, REMIC II, REMIC III or REMIC IV as a REMIC or result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transaction as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code.

               Section 11.09.       Rights of the Insurer.

               (a) The Insurer is an express third-party beneficiary of this Agreement.

               (b) On each Distribution Date the Trustee shall forward to the Insurer a copy of the reports furnished to the Class A Certificateholders and the Company on such Distribution Date.

               (c) The Trustee shall provide to the Insurer copies of any report, notice, Opinion of counsel, Officer's Certificate, request for consent or request for amendment to any document related hereto promptly upon the Trustee's production or receipt thereof.

               (d) Unless an Insurer Default exists, the Trustee and the Company shall not agree to any amendment to this Agreement without first having obtained the prior written consent of the Insurer, which consent shall not be unreasonably withheld.

               (e) So long as there does not exist a failure by the Insurer to make a required payment under the Policy, the Insurer shall have the right to exercise all rights of the Holders of the Class A Certificates under this Agreement without any consent of such Holders, and such Holders may exercise such rights only with the prior written consent of the Insurer, except as provided herein.

               (f) The Insurer shall not be entitled to exercise any of its rights hereunder so long as there exists a failure by the Insurer to make a required payment under the Policy.

               IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the date and year first above written.

                                                RESIDENTIAL ASSET SECURITIES
                                                   CORPORATION

[Seal]

                                                By:
                                                Name:  Julie Steinhagen
                                                Title: Vice President

Attest:
Name:   Timothy Pillar
Title:  Vice President

                                                RESIDENTIAL FUNDING CORPORATION

[Seal]

                                                By:
                                                Name:  Timothy Pillar
                                                Title: Director

Attest:
Name:   Julie Steinhagen
Title:  Director

                                   THE FIRST NATIONAL BANK OF CHICAGO,
                                                   as Trustee

[Seal]



                                                Name:
                                                Title:

Attest:
Name:
Title:

STATE OF MINNESOTA                       )
                                         ) ss.:
COUNTY OF HENNEPIN                       )


        On the 30th day of June, 1999 before me, a notary public in and for said State, personally appeared Julie Steinhagen, known to me to be a Vice President of Residential Asset Securities Corporation, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                                       Notary Public

[Notarial Seal]

STATE OF MINNESOTA                       )
                                         ) ss.:
COUNTY OF HENNEPIN                       )


        On the 30th day of June, 1999 before me, a notary public in and for said State, personally appeared Timothy Pillar, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                                       Notary Public

[Notarial Seal]

STATE OF                                 )
                                         ) ss.:
COUNTY OF                                )


        On the 30th day of June, 1999 before me, a notary public in and for said State, personally appeared ________________, known to me to be a First Vice President of The First National Bank of Chicago, a national banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                                       Notary Public

[Notarial Seal]

                                   EXHIBIT A

                          FORM OF CLASS A CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

Class [A-I-__] [A-II] Senior          Certificate No. 1

                                      Pass-Through Rate:_______

Date of Pooling and Servicing         Percentage Interest: 100%
Agreement and Cut-off Date:
June 1, 1999

First Distribution Date:              Aggregate Initial Certificate Principal
July 26, 1999                         Balance of the Class [A-I-__] [A-II]
                                      Certificates:  $

Master Servicer:                      Initial Certificate Principal Balance
Residential Funding Corporation       of this Class [A-I-__] [A-II] Certificate:
                                      $

Assumed Final Distribution Date:      CUSIP: 76110W
July 25, 2029


                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE
                                SERIES 1999-RS2

            evidencing a percentage interest in the distributions allocable to the Class [A- I-__] [A-II] Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed and adjustable interest rate, first lien mortgage loans sold by RESIDENTIAL ASSET SECURITIES CORPORATION

      This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Securities Corporation, the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Securities Corporation, the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

      This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed and adjustable interest rate, first lien mortgage loans (the "Mortgage Loans"), sold by Residential Asset Securities Corporation (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the related Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any, required to be distributed to Holders of Class [A-I-__] [A-II] Certificates on such Distribution Date.

      Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

      Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.

      This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

      This Certificate is entitled to the benefits of an irrevocable and unconditional financial guaranty insurance policy issued by Ambac Assurance Corporation (the "Policy").

      The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans and the Policy, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

      As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

      The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby and the Credit Enhancer. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

      As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

      The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Company, the Master Servicer, the Trustee, and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

      This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

      The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and

(ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining [Group I] [Group II] Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the related Certificates. The Agreement permits, but does not require, the Master Servicer or the Company (i) to purchase, at a price determined as provided in the Agreement, all remaining [Group I] [Group II] Loans and all property acquired in respect of any Mortgage Loan or (ii) to purchase in whole, but not in part, all of the [Class A-I and Class SB-I] [Class A-II and Class SB-II] Certificates from the Holders thereof; provided, that any such option may only be exercised if the aggregate Stated Principal Balance of the [Group I] [Group II] Loans, as applicable, as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the [Group I] [Group II] Loans, as applicable.

      Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                    THE FIRST NATIONAL BANK OF CHICAGO,
                                    as Trustee


                                    By:
                                          Authorized Signatory

Dated: June 30, 1999

                         Certificate of Authentication

      This is one of the Class [A-I-__] [A-II] Certificates referred to in the within-mentioned Agreement.


                                    THE FIRST NATIONAL BANK OF CHICAGO,
                                    as Certificate Registrar


                                    By:
                                          Authorized Signatory

                                  ASSIGNMENT

     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto






(Please print or typewrite name and address including postal zip code of assignee) the beneficial interest evidenced by the within Trust Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

      I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:


Dated:
                                          Signature by or on behalf of assignor


                                          Signature Guaranteed


                           DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

      Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the account of account number or if mailed by check to

      Applicable statements should be mailed to:



      This information is provided by                             , the assignee
named above, or                                       , as its agent.

                                   EXHIBIT B

                         FORM OF CLASS SB CERTIFICATE

            THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

            SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

            THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

            NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT. NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN SHALL BE MADE TO ANY PLAN SUBJECT TO ERISA OR SECTION 4975 OF THE CODE, ANY PERSON ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF ANY SUCH PLAN OR ANY PERSON ACQUIRING SUCH CERTIFICATES WITH "PLAN ASSETS" OF A PLAN WITHIN THE MEANING OF THE DEPARTMENT OF LABOR REGULATION PROMULGATED AT 29 C.F.R. ss.2510.3-101 ("PLAN ASSETS") UNLESS THE COMPANY, THE TRUSTEE AND THE MASTER SERVICER ARE PROVIDED WITH AN OPINION OF COUNSEL WHICH ESTABLISHES TO THE SATISFACTION OF THE COMPANY, THE
TRUSTEE AND THE MASTER SERVICER THAT THE PURCHASE OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE COMPANY, THE MASTER SERVICER, THE TRUSTEE OR THE TRUST FUND TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR
SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE COMPANY, THE MASTER SERVICER, THE TRUSTEE OR THE TRUST FUND. IN LIEU OF SUCH OPINION OF COUNSEL, A PLAN, ANY PERSON ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF ANY SUCH PLAN OR ANY PERSON ACQUIRING THIS CERTIFICATE WITH PLAN ASSETS OF A PLAN MAY PROVIDE A CERTIFICATION IN THE FORM OF EXHIBIT P TO THE AGREEMENT, WHICH THE TRUSTEE MAY RELY UPON WITHOUT FURTHER INQUIRY OR INVESTIGATION.

            [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS JUNE 30, 1999. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT __% OF THE CONSTANT PREPAYMENT RATE (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $______ OF OID PER $________ OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS _______% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $_____ PER $_________ OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED USING THE APPROXIMATE METHOD. NO
REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE CONSTANT PREPAYMENT RATE OR AT ANY OTHER RATE.]

Certificate No. 1

Class [SB-I] [SB-II] Subordinate



Date of Pooling and Servicing           Percentage Interest: 100%
Agreement and Cut-off Date:
June 1, 1999
First Distribution Date:                Aggregate Certificate Principal Balance
July 26, 1999                          of the Class [SB-I] [SB-II] Certificates:
                                        $----------
Master Servicer:                        Initial Certificate Principal Balance
Residential Funding Corporation         of this Certificate:  $__________
Assumed Final
Distribution Date:
July 25, 2029


                       MORTGAGE PASS-THROUGH CERTIFICATE
                                SERIES 1999-RS2

      evidencing a percentage interest in the distributions allocable to the Class [SB-I] [SB-II] Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed and adjustable interest rate first mortgage loans sold by RESIDENTIAL ASSET SECURITIES CORPORATION

            This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Securities Corporation, the Master Servicer, the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Securities Corporation, the Master Servicer, the Trustee or any of their affiliates. None of the Company, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

            This certifies that Auer & Co. is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed and adjustable interest rate first mortgage loans (the "Mortgage Loans"), sold by Residential Asset Securities Corporation (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any, required to be distributed to Holders of Class [SB-I] [SB-II] Certificates on such Distribution Date.

            Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

            Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of Payments of principal on the Group I Loans and any Realized Losses incurred in respect thereof.

            No transfer of this Class [SB-I] [SB-II] Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

            No transfer of this Class [SB-I] [SB-II] Certificate will be made unless the transferee provides a certification pursuant to Section 5.02(e) of the Agreement. No transfer of this Certificate or any interest herein shall be made to any Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss.2510.3-101 ("Plan Assets") unless the Company, the Trustee and the

Master Servicer are provided with an Opinion of Counsel which establishes to the satisfaction of the Company, the Trustee and the Master Servicer that the purchase of this Certificate is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Company, the Master Servicer, the Trustee or the Trust Fund to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Company, the Master Servicer, the Trustee or the Trust Fund. In lieu of such Opinion of Counsel, a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with Plan Assets of a Plan may provide a certification in the form of Exhibit P to the Agreement, which the Trustee may rely upon without further inquiry or investigation.

            This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

            As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders and the Insurer may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

            The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by the Company, the Master Servicer and the Trustee with the consent of the Insurer and the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Company, the Master Servicer, the Trustee, the Certificate Registrar and the Insurer and any agent of the Company, the Master Servicer, the Trustee, the Certificate Registrar or the Insurer may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee, the Insurer nor any such agent shall be affected by notice to the contrary.

            This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

            The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining [Group I] [Group II] Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company (i) to purchase, at a price determined as provided in the Agreement, all remaining [Group I] [Group II] Loans and all property acquired in respect of any Mortgage Loan or (ii) to purchase in whole, but not in part, all of the [Class A-I and Class SB-I] [Class A-II and Class SB-II] Certificates from the Holders thereof; provided, that any such option may only be exercised if the aggregate Stated Principal Balance of the [Group I] [Group II] Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Group I Loans.

            Reference  is  hereby  made  to  the  further   provisions  of  this
Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated: June 30, 1999                THE FIRST NATIONAL BANK OF CHICAGO, as
                                    Trustee


                                                                             By:
                                    Authorized Signatory



                         CERTIFICATE OF AUTHENTICATION

            This is one of the Class [SB-I] [SB-II]Certificates referred to in the within-mentioned Agreement.

                                    THE FIRST NATIONAL BANK OF CHICAGO, as
                                    Certificate Registrar


                              By:
                                    Authorized Signatory

                                  ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                        Signature by or on behalf of assignor




                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The  assignee   should   include  the   following  for  purposes  of
distribution:

     Distributions shall be made, by wire transfer or otherwise,  in immediately
available         funds        to        for        the        account        of
-----------------------------------------------------------------------------
-----------------------------------  account number , or, if mailed by check, to
---------                                                       ----------------
-------------------------------------------------------------         Applicable
statements should be mailed to .

            This information is provided by , the assignee named above, or , as its agent.

                                   EXHIBIT C

                                  [RESERVED]

                                   EXHIBIT D

                          FORM OF CLASS R CERTIFICATE

THE CLASS [R-I] [R-II] [R-III] [R-IV] CERTIFICATE WILL NOT BE ENTITLED TO PAYMENTS CONSTITUTING THE AVAILABLE DISTRIBUTION AMOUNT UNTIL SUCH TIME AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN (THE "AGREEMENT").

THIS CLASS [R-I] [R-II] [R-III] [R-IV] CERTIFICATE IS SUBORDINATE TO THE CLASS A CERTIFICATES, TO THE EXTENT DESCRIBED HEREIN AND IN THE AGREEMENT.

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS

EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND
(3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Class [R-I] [R-II] [R-III] [R-IV]       Certificate No. 1
Date of Pooling and Servicing           Percentage Interest: 100%
Agreement and Cut-off Date:
June 1, 1999
First Distribution Date:                Initial Certificate Principal
July 26, 1999                           Balance of this Certificate:  $0.00
Master Servicer:
Residential Funding Corporation

                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                SERIES 1999-RS2

      evidencing a percentage interest in any distributions allocable to the Class [R-I] [R-II] [R-III] [R-IV] Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed and adjustable interest rate, first lien mortgage loans sold by RESIDENTIAL ASSET SECURITIES CORPORATION

      This Certificate is payable solely from the assets of the Trust Fund and does not represent an obligation of or interest in Residential Asset Securities Corporation, the Master Servicer, the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Asset Securities Corporation, the Master Servicer, the Trustee or any of their affiliates. None of the Company, the Master Servicer or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

      This certifies that Residential Funding Corporation is the registered owner of the Percentage Interest evidenced by this Certificate in certain distributions with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed and adjustable interest rate, first lien mortgage loans (the "Mortgage Loans"), sold by Residential Asset Securities Corporation (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the related Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any, required to be distributed to Holders of Class R Certificates on such Distribution Date.

      Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

      Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Holder of this Certificate may have additional obligations with respect to this Certificate, including tax liabilities.

      No transfer of this Class [R-I] [R-II] [R-III] [R-IV] Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws.

      No transfer of this Class [R-I] [R-II] [R-III] [R-IV] Certificate will be made unless the transferee provides a certification pursuant to Section 5.02(e) of the Agreement. No transfer of this Certificate or any interest herein shall be made to any Plan subject to ERISA or Section 4975 of the Code, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor regulation promulgated at 29 C.F.R. ss.2510.3-101 ("Plan Assets") unless the Company, the Trustee and the Master Servicer are provided with an Opinion of Counsel which establishes to the satisfaction of the Company, the Trustee and the Master Servicer that the purchase of this Certificate is permissible under applicable law, will not constitute or result in any prohibited transaction under

ERISA or Section 4975 of the Code and will not subject the Company, the Master Servicer, the Trustee or the Trust Fund to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Company, the Master Servicer, the Trustee or the Trust Fund. In lieu of such Opinion of Counsel, a Plan, any Person acting, directly or indirectly, on behalf of any such Plan or any Person acquiring this Certificate with Plan Assets of a Plan may provide a certification in the form of Exhibit P to the Agreement, which the Trustee may rely upon without further inquiry or investigation.

      This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

      The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master
Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

      As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

      The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

      As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

      The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Company, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

      This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

      The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the related Certificates. The Agreement permits, but does not require, the Master Servicer or the Company (i) to purchase, at a price determined as provided in the Agreement, all remaining Loans and all property acquired in respect of any Mortgage Loan or (ii) to purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the aggregate Stated Principal Balance of the Loans, as applicable, as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Loans, as applicable.

      Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                    THE FIRST NATIONAL BANK OF CHICAGO,
                                    as Trustee


                                    By:
                                          Authorized Signatory

Dated: June 30, 1999


                         Certificate of Authentication

                                    THE FIRST NATIONAL BANK OF CHICAGO,
                                    as Certificate Registrar


                                    By:
                                          Authorized Signatory

      This is one of the Class [R-I] [R-II] [R-III] [R-IV] Certificates referred to in the within-mentioned Agreement.

                                  ASSIGNMENT

     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s) unto



(Please print or typewrite name and address including postal zip code of assignee) the beneficial interest evidenced by the within Trust Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

      I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:


Dated:
                                    Signature by or on behalf of assignor


                                    Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

      Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the account of account number or if mailed by check to

     Applicable statements should be mailed to:



      This information is provided by ____________________________________,  the assignee named above, or ____________________________________, as its agent.

                                   EXHIBIT E

                              CUSTODIAL AGREEMENT

            THIS CUSTODIAL  AGREEMENT (as amended and supplemented  from time to time, the "Agreement"), dated as of June 1, 1999, by and among THE FIRST NATIONAL BANK OF CHICAGO, as trustee (including its successors under the Pooling Agreement defined below, the "Trustee"), RESIDENTIAL ASSET SECURITIES CORPORATION, as company (together with any successor in interest, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with any successor in interest or successor under the Pooling Agreement referred to below, the "Master Servicer") and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as custodian (together with any successor in interest or any successor appointed hereunder, the "Custodian").


                        W I T N E S S E T H T H A T :

            WHEREAS, the Company, the Master Servicer, and the Trustee have entered into a Pooling and Servicing Agreement, dated as of June 1, 1999, relating to the issuance of Residential Asset Securities Corporation, Mortgage Asset-Backed Pass-Through Certificates, Series 1999-RS2 (as in effect on the date of this Agreement, the "Original Pooling Agreement," and as amended and supplemented from time to time, the "Pooling Agreement"); and

            WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Company and the Master Servicer under the Pooling Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

            NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Company, the Master Servicer and the Custodian hereby agree as follows:


                                   ARTICLE I

                                  Definitions

            Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling Agreement, unless otherwise required by the context herein.

                                  ARTICLE II

                         Custody of Mortgage Documents

            Section 2.1. Custodian to Act as Agent; Acceptance of Mortgage Files. The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges receipt of the Mortgage Files relating to the Mortgage Loans identified on the schedule attached hereto (the "Mortgage Files") and declares that it holds and will hold the Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

            Section 2.2. Recordation of Assignments. If any Mortgage File includes one or more assignments to the Trustee of Mortgage Notes and related Mortgages that have not been recorded, each such assignment shall be delivered by the Custodian to the Company for the purpose of recording it in the appropriate public office for real property records, and the Company, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

            Section 2.3.  Review of Mortgage Files.

            (a) On or prior to the Closing Date, the Custodian shall deliver to the Trustee an Initial Certification in the form annexed hereto as Exhibit One evidencing receipt of a Mortgage File for each Mortgage Loan listed on the Schedule attached hereto (the "Mortgage Loan Schedule").

            (b) Within 45 days of the initial issuance of the Certificates, the Custodian agrees, for the benefit of Certificateholders, to review each Mortgage File and to deliver to the Trustee an Interim Certification in the form annexed hereto as Exhibit Two to the effect that all documents required to be delivered pursuant to Section 2.01(b) of the Pooling Agreement have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. For purposes of such review, the Custodian shall compare the following information in each Mortgage File to the corresponding information in the Mortgage Loan Schedule: (i) the loan number, (ii) the borrower name, (iii) the borrower address (including city and state) and (iv) the original principal balance. Within 45 days of receipt of the documents required to be delivered pursuant to Section 2.01(c) of the Pooling Agreement, the Custodian agrees, for the benefit of the Certificateholders, to review each such document, and to deliver to the Trustee either (i) an updated Schedule A to the Interim Certification and Mortgage Loan Schedule at the request of the Trustee or (ii) a Final Certification as set forth in subsection (c) below. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face. If in performing the review required by this
Section 2.3 the Custodian finds any document or documents constituting a part of a Mortgage File to be defective in any material respect, the Custodian shall promptly so notify the Company, the Master Servicer and the Trustee. Upon receipt of written notification from the Master Servicer, signed by a Servicing Officer, that (i) the Master Servicer or a Subservicer, as the case may be, has made a deposit into the Certificate Account in payment for the purchase of the related Mortgage Loan in an amount equal to the Purchase Price for such Mortgage Loan or (ii) the Company has chosen to substitute a Qualified Substitute Mortgage Loan for such Mortgage Loan, the Custodian shall release to the Master Servicer the related Mortgage File.

            (c) Upon receipt of all documents required to be in the Mortgage Files the Custodian shall deliver to the Trustee a Final Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage Files.

            Upon receipt of written request from the Trustee, the Custodian shall as soon as practicable supply the Trustee with a list of all of the documents relating to the Mortgage Loans required to be delivered pursuant to
Section  2.01(b) of the Pooling  Agreement  not then  contained  in the Mortgage
Files.

            Section 2.4. Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Master Servicer or the Company as set forth in the Pooling Agreement or the Insurance Agreement or by a Seller in a Seller's Agreement or by Residential Funding or the Company in the Assignment Agreement with respect to a Mortgage Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Company, the Master Servicer and the Trustee.

            Section 2.5. Custodian to Cooperate; Release of Mortgage Files. Upon the repurchase or substitution of any Mortgage Loan pursuant to Article II of the Pooling Agreement or payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by delivering to the Custodial a Request for Release in the form of Exhibit H to the Pooling Agreement. The Custodian agrees, upon receipt of such Request for Release, promptly to release to the Master Servicer the related Mortgage File. The Master Servicer shall deliver to the Custodian and the Custodian agrees to accept the Mortgage Note and other documents constituting the Mortgage File with respect to any Qualified Substitute Mortgage Loan.

            From time to time as is appropriate for the servicing or foreclosures of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy or any Mortgage Pool Insurance Policy, the Master Servicer shall deliver to the Custodian a Request for Release certifying as to the reason for such release. Upon receipt of the foregoing, the Custodian shall deliver the Mortgage File or such document to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian an updated Request for Release signed by a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Immediately upon receipt of any Mortgage File returned to the Custodian by the Master Servicer, the Custodian shall a signed acknowledgment to the Master Servicer, confirming receipt of such Mortgage File.

            Upon the request of the Master Servicer, the Custodian will send to the Master Servicer copies of any documents contained in the Mortgage File.

            Section 2.6. Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.


                                  ARTICLE III

                           Concerning the Custodian

            Section 3.1. Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee and the Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Mortgage File shall be delivered by the Custodian to the Company or the Master Servicer or otherwise released from the possession of the Custodian.

            Section 3.2. Indemnification. The Company hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reason of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Company, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fee or charge shall have been caused by reason of any negligent act, negligent failure to act or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

            Section 3.3. Custodian May Own Certificates. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

     Section 3.4. Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

            Section 3.5. Custodian May Resign; Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Company, the Master Servicer and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

            The Trustee may remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority shall be able to satisfy the other requirements contained in Section 3.7 and shall be unaffiliated with the Master Servicer or the Company.

            Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Company and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the Company and the Master Servicer.

            Section 3.6. Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 3.7. Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $15,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.


                                  ARTICLE IV

                           Miscellaneous Provisions

            Section 4.1. Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

            Section 4.2. Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Company, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling Agreement and furnish the Custodian with written copies thereof.

            SECTION 4.3. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

            Section 4.4. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of holders of Certificates evidencing undivided interests in the aggregate of not less than 25% of the Trust Fund), but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Master Servicer to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 4.5. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

            IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                                  THE FIRST NATIONAL BANK OF
                                          CHICAGO
                                          as Trustee

One North State Street, 9th Floor         By:_________________________________
Chicago, Illinois  60602                  Name:
Attention:  Residential Asset Securities  Title:
            Corporation, Series 1999-RS2


Address:                                  RESIDENTIAL ASSET SECURITIES
                                          CORPORATION
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

                                          By:
                                          Name:   Julie Steinhagen
                                          Title:  Vice President

Address:                                  RESIDENTIAL FUNDING
                                          CORPORATION, as Master Servicer
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota 55437
                                          By:
                                          Name:   Timothy Pillar
                                          Title:  Director


Address:                                  NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION
1015 Tenth Avenue S.E.
Minneapolis, Minnesota  55414

                                          By:
                                          Name:
                                          Title:  Trust Officer

STATE OF ILLINOIS             )
                              ) ss.:
COUNTY OF COOK          )


            On the ____ day of June, 1999, before me, a notary public in and for said State, personally appeared ___________________, known to me to be a _________________ of The First National Bank of Chicago, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                                      Notary Public


[SEAL]

STATE OF MINNESOTA      )
                        ) ss.:
COUNTY OF HENNEPIN      )


            On the ____ day of June, 1999, before me, a notary public in and for said State, personally appeared Julie Steinhagen, known to me to be a Vice President of Residential Asset Securities Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                Notary Public

[Notarial Seal]




STATE OF MINNESOTA            )
                              ) ss:
COUNTY OF HENNEPIN            )


            On the ___ day of June, 1999, before me, a notary public in and for said State, personally appeared, Timothy Pillar, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                Notary Public

[Notarial Seal]

STATE OF MINNESOTA      )
                        ) ss.:
COUNTY OF HENNEPIN      )


            On the ____ day of June, 1999, before me, a notary public in and for said State, personally appeared __________________ known to me to be a Trust Officer of Norwest Bank Minnesota, National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.





                                       Notary Public


[SEAL]

                                  EXHIBIT ONE

                               FORM OF CUSTODIAN
                             INITIAL CERTIFICATION


                                          June 30, 1999


The First National Bank of Chicago
One First National Plaza
Suite IL-0126
Chicago, Illinois  60607-0126

Attention:  Residential Asset Securites Corporation, Series 1999-RS2

Re:  Custodial  Agreement,  dated as of June 1,  1999,  by and  among  The First
     National Bank of Chicago, Residential Asset Securities Corporation, Residential Funding Corporation and Norwest Bank Minnesota, National Association, relating to Mortgage Asset-Backed Pass-Through Certificates, Series 1999-RS2

Ladies and Gentlemen:

            In accordance with Section 2.3 of the above-captioned Custodial Agreement, and subject to Section 2.02 of the Pooling Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage Note or an original Lost Note Affidavit with a copy of the related Mortgage Note) to the extent required in Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule.

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                          NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION



                                          By:
                                          Name:
                                          Title:

                                  EXHIBIT TWO

                    FORM OF CUSTODIAN INTERIM CERTIFICATION



                              ________________ ____, 199__


The First National Bank of Chicago
One First National Plaza
Suite IL-0126
Chicago, Illinois  60607-0126

Attention:  Residential Asset Securities Corporation, Series 1999-RS2

Re:  Custodial  Agreement,  dated as of June 1,  1999,  by and  among  The First
     National Bank of Chicago, Residential Asset Securities Corporation, Residential Funding Corporation and Norwest Bank Minnesota, National Association, relating to Mortgage Asset-Backed Pass-Through Certificates, Series 1999-RS2

Ladies and Gentlemen:

            In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received and that such documents related to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                          NORWEST BANK MINNESOTA,
                                          NATIONAL  ASSOCIATION



                                          By:
                                          Name:
                                          Title:

                                 EXHIBIT THREE

                     FORM OF CUSTODIAN FINAL CERTIFICATION



                                    _____________ ___, 199__



The First National Bank of Chicago
One First National Plaza
Suite IL-0126
Chicago, Illinois  60607-0126

Attention:  Residential Asset Securities Corporation, Series 1999-RS2

Re:  Custodial  Agreement,  dated as of June 1,  1999,  by and  among  The First
     National Bank of Chicago, Residential Asset Securities Corporation, Residential Funding Corporation and Norwest Bank Minnesota, National Association, relating to Mortgage Asset-Backed Pass-Through Certificates, Series 1999-RS2

Ladies and Gentlemen:

            In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule containing (I) with respect to each such Mortgage Loan (other than a Cooperative Loan):

            (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee or an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

           (ii) The original Mortgage with evidence of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such mortgage has been recorded;

          (iii) An original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;

           (iv) With respect to each Mortgage Loan other than a Cooperative Loan, the original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee or a copy of such assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded; and

            (v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement certified by the public recording office in which such document has been recorded;

and (II) with respect to each Cooperative Loan so assigned:

            (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

           (ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

          (iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

           (iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

            (v)   The Security Agreement;

           (vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

          (vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

         (viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

           (ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

            (x) An executed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and an executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                    NORWEST BANK MINNESOTA, NATIONAL
                                    ASSOCIATION


                                    By:
                                    Name:
                                    Title:

                                  EXHIBIT F-1

                             GROUP I LOAN SCHEDULE


1

  RUN ON     : 06/24/99           RFC DISCLOSURE SYSTEM       RFFSD177-01
  AT         : 12.18.00          FIXED RATE LOAN LISTING      AMORTIZED BALANCE
  SERIES     : RASC 1999-RS2 GROUP I                          CUTOFF : 06/01/99
  POOL       : 0004385
             :
             :
  POOL STATUS: F

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL     LOAN FEATURE
                                   ORIG TERM     PRINCIPAL BAL    # OF UNITS
  ADDRESS                          ORIG RATE     ORIGINAL P+I     LTV
  ADDRESS LINE 2                   CURR NET      CURRENT P+I      VALUE
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE        MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE     MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #
  ______________________________________________________________________________


    1063816          381/354             F          350,000.00         ZZ
                                         360        304,318.51          1
    1286 LAGO VISTA DRIVE              9.625          2,974.96         57
                                       9.375          2,974.96      620,000.00
    BEVERLY HILLS    CA   90210          1            04/01/87         00
    0618678                              05           06/01/87          0
                                         O            05/01/17
    0


    1176367          060/H10             F           70,000.00         ZZ
                                         360         63,754.23          1
    420 GODFREY LAKE DRIVE            11.375            686.54         36
                                      10.800            686.54      199,000.00
    BRICK            NJ   08724          4            09/09/88         00
    0510052111                           05           11/01/88          0
    510005211                            O            10/01/18
    1665622274


    1176632          620/620             F          207,000.00         ZZ
                                         180         64,909.47          1
      8169  BLUE JAY LANE              9.250          2,130.43         69
                                       9.000          2,130.43      302,000.00
    JACKSONVILLE     FL   32216          2            04/27/87         00
    00039693                             05           06/01/87          0
    00039693                             O            05/01/02
    0


    1196633          664/664             F          277,982.09         ZZ
                                         251        275,178.83          1
    23926 VIA COPETA                   7.500          2,197.35         77
    VALENCIA AREA                      6.625          2,197.35      363,500.00
    SANTA CLARITA    CA   91355          1            12/28/98         00
    0206649                              03           01/01/99          0
1


    0206649                              O            11/01/19
    0


    1199879          381/163             F          320,000.00         ZZ
                                         360        294,990.73          1
    628 ISLAND PLACE                  10.375          2,897.30         55
                                      10.125          2,897.30      590,000.00
    REDWOOD CITY     CA   94065          2            12/11/89         00
    2600004951441                        03           02/01/90          0
    924766                               O            01/01/20
    0


    1199964          353/491             P          385,000.00         ZZ
                                         360        394,164.59          1
    675 KAUMAKANI STREET              11.500          2,960.32         64
                                      10.990          4,164.84      610,000.00
    HONOLULU         HI   96825          2            02/22/90         00
    0062482653                           05           04/01/90          0
    CC44429                              O            03/01/20
    0


    1200617          413/196             P          650,000.00         ZZ
                                         360        666,050.38          1
    98 FREDRICK AVENUE                11.750          5,040.30         58
                                      11.400          7,236.00    1,121,000.00
    ATHERTON         CA   94025          5            02/07/90         00
    153009890                            05           04/01/90          0
    153009890                            O            03/01/20
    0


    1200893          076/P65             F          195,000.00         ZZ
                                         360        177,224.05          1
    44 CONSTITUTION DRIVE              9.500          1,639.67         51
    WORCESTER COUNTY                   9.000          1,639.67      385,000.00
    LEOMINSTER       MA   01453          5            12/08/89         00
    8007410                              05           02/01/90          0
    1011683                              O            01/01/20
    0


    1204019          490/600             P           72,000.00         ZZ
                                         360         75,720.65          1
    92 WEST CHERRY STREET             12.500            592.98         65
                                      11.260            851.29      112,000.00
    RAHWAY           NJ   07065          5            05/21/90         00
    320091242                            05           07/01/90          0
    10858                                O            06/01/20
    0


1


    1243713          028/736             F          770,357.00         ZZ
                                         289        753,378.90          1
    760 CREEKVIEW DRIVE                9.750          6,933.37         65
                                       9.500          6,933.37    1,200,000.00
    ORANGE           CA   92669          2            07/31/97         00
    6701                                 03           08/01/97          0
    099193055                            O            08/01/21
    0


    1250903          159/225             F          235,235.99         ZZ
                                         284        230,171.65          1
    970 WATERVIEW DRIVE                7.500          1,772.17         61
                                       7.250          1,772.17      390,000.00
    CROWNSVILLE      MD   21032          5            02/28/98         00
    9451510                              05           03/01/98          0
    4164893                              O            10/01/21
    0


    1345207          283/526             F          278,600.00         ZZ
                                         180        204,044.15          1
    30 VINE BROOK ROAD                 6.875          2,484.71         66
                                       6.625          2,484.71      425,000.00
    LEXINGTON        MA   02173          2            09/16/93         00
    6119130                              05           11/01/93          0
    4193944                              O            10/01/08
    0


    1354310          028/755             F           55,500.00         ZZ
                                         180         39,861.44          1
    8556 FINGERBOARD RD                7.375            510.56         38
                                       7.125            510.56      148,000.00
    FREDERICK        MD   21701          5            07/01/93         00
    1428596                              05           09/01/93          0
    304853                               O            08/01/08
    0


    1364448          028/652             F          460,000.00         ZZ
                                         180        338,853.24          1
    34841 DOHENY PLACE                 6.500          4,007.09         52
                                       6.250          4,007.09      900,000.00
    DANA POINT       CA   92624          5            11/22/93         00
    1155357                              05           01/01/94          0
    0088296                              O            12/01/08
    0


    1365925          076/076             F          229,500.00         ZZ
                                         180        171,412.45          1
    8 ELAINE DRIVE                     7.000          2,062.82         75
                                       6.750          2,062.82      306,000.00
1


    SIMSBURY         CT   06070          5            11/04/93         00
    3633252                              05           01/01/94          0
    3633252                              O            12/01/08
    0


    1452078          670/K01             F          700,000.00         ZZ
                                         360        678,992.71          1
    1759 VESTWOOD HILLS DR             8.750          5,506.90         68
                                       8.500          5,506.90    1,030,000.00
    VESTAVIA         AL   35216          2            09/18/95         00
    0459913794                           05           11/01/95          0
    1409503                              O            10/01/25
    0


    1521638          E22/K05             F          230,000.00         ZZ
                                         360        225,712.57          4
    372 NORTH SPRUCE STREET            9.625          1,954.98         40
                                       9.375          1,954.98      580,000.00
    CANNON BEACH     OR   97110          5            07/26/96         00
    0410112700                           05           09/01/96          0
    410112700                            O            08/01/26
    0


    1611243          E22/K05             F          464,400.00         BB
                                         360        457,508.95          1
    5233 SOUTH CHARITON AVENUE         8.500          3,570.83         80
                                       8.250          3,570.83      580,600.00
    LADERA HEIGHTS   CA   90056          1            07/17/97         00
    0410423255                           03           09/01/97          0
    410423255                            O            08/01/27
    0


    1618693          E82/G03             F          105,000.00         ZZ
                                          60        102,889.10          1
    1968 FISH TRAP DRIVE               6.750            681.03         62
                                       6.500            681.03      170,000.00
    CUSHING          MN   56443          5            07/28/97         00
    0400054144                           05           09/01/97          0
    400054144                            O            08/01/02
    0


    1635465          591/G61             F           51,943.00         ZZ
                                         360         50,270.08          1
    3222 CLIFTMONT AVENUE              9.000            417.95        100
                                       8.750            417.95       52,000.00
    BALTIMORE        MD   21213          1            04/25/95         98
    0156489                              07           06/01/95         99
    0900863999                           O            05/01/25
    0
1




    1651888          E22/G03             F           31,500.00         T
                                         180         29,662.63          1
    HCR 5, BOX 1709-F                  8.000            301.03         90
                                       7.750            301.03       35,000.00
    BRANSON          MO   65616          1            10/24/97         04
    0410574867                           05           12/01/97         12
    410574867                            O            11/01/12
    0


    1653592          E22/G03             F           30,000.00         ZZ
                                         180         28,250.00          1
    828 SOUTH 34TH STREET              8.000            286.70         53
                                       7.750            286.70       57,000.00
    SOUTH BEND       IN   46613          5            10/24/97         00
    0410587661                           05           12/01/97          0
    410587661                            O            11/01/12
    0


    1653714          K39/H74             F           41,250.00         ZZ
                                         180         41,057.62          1
    418 MEADOW LANE                   13.390            468.92         75
                                      12.890            468.92       55,000.00
    BURGAW           NC   28425          5            06/30/97         00
    0158279                              27           08/04/97          0
    8001534                              O            07/04/12
    0


    1664523          591/G61             F          133,000.00         ZZ
                                         360        129,005.96          1
    10106 WHITE AVENUE                 9.500          1,118.34         95
                                       9.250          1,118.34      140,000.00
    CLINTON          MD   20735          1            03/31/95         12
    0161331                              05           05/01/95         25
    1013925                              O            04/01/25
    1666972702


    1672820          A37/K05             F           76,050.00         ZZ
                                         360         73,826.36          4
    5800 NORTH 91ST STREET             9.375            632.55         92
                                       9.125            632.55       83,000.00
    MILWAUKEE        WI   53225          1            12/23/97         11
    0430573469                           01           02/01/98         25
    97WW19173                            N            01/01/28
    0


    1679030          637/K06             F          225,600.00         ZZ
                                         360        222,393.61          1
1


    21001 SCOTTSBURY DRIVE             7.875          1,635.76         94
                                       7.625          1,635.76      240,000.00
    GERMANTOWN       MD   20876          1            12/01/97         01
    0430720409                           05           01/01/98         30
    8601957                              O            12/01/27
    0


    1684034          E22/K05             F           20,700.00         ZZ
                                         360         20,267.07          1
    5008 ALABAMA AVENUE               10.125            183.57         90
                                       9.875            183.57       23,000.00
    ST. LOUIS        MO   63111          1            12/31/97         10
    0410613202                           05           02/01/98         25
    410613202                            N            01/01/28
    0


    1703949          B24/K06             F          297,500.00         ZZ
                                         360        294,519.66          1
    9 SCOTT LANE                       7.500          2,080.16         85
                                       7.250          2,080.16      350,000.00
    GREENWICH        CT   06831          1            04/15/98         04
    0430798025                           05           06/01/98         12
    000000                               O            05/01/28
    0


    1708854          891/G01             F          102,800.00         ZZ
                                         355        102,088.37          1
    WHITTAKER ROAD                     7.625            730.29         74
                                       7.375            730.29      140,000.00
    KOESTER          MO   63628          4            07/30/98         00
    0431009752                           05           10/01/98          0
    98028278                             O            04/01/28
    0


    1712103          976/976             F          500,000.00         ZZ
                                         360        494,402.26          1
    25 ROLLING HILLS ROAD              7.875          3,625.35         36
                                       7.625          3,625.35    1,400,000.00
    TIBURON          CA   94920          2            02/21/98         00
    5180561                              05           04/01/98          0
    5180561                              O            03/01/28
    0


    1725552          B24/K06             F          178,700.00         ZZ
                                         360        176,046.18          1
    47 NEWFIELD COURT                  7.375          1,234.24         69
                                       7.125          1,234.24      259,000.00
    STAMFORD         CT   06905          1            05/27/98         00
    0430819490                           05           07/01/98          0
1


    1725552                              O            06/01/28
    0


    1729475          E22/K06             F          133,200.00         ZZ
                                         360        131,758.45          1
    13242 NW 11 STREET                 7.500            931.35         80
                                       7.250            931.35      166,521.00
    PEMBROKE PINES   FL   33028          1            03/25/98         00
    0410651004                           03           05/01/98          0
    410651004                            O            04/01/28
    0


    1736268          E22/K05             F          144,500.00         ZZ
                                         360        143,251.47          1
    5285 KE ROAD                       8.250          1,085.58         85
                                       8.000          1,085.58      170,000.00
    MOLINA           CO   81646          5            04/22/98         00
    0410809164                           05           06/01/98          0
    410809164                            O            05/01/28
    0


    1740588          439/K06             F          202,200.00         ZZ
                                         360        199,238.48          1
    1920 ROLLINGWOOD DRIVE             7.500          1,413.82         75
                                       7.250          1,413.82      269,653.00
    FAIRFIELD        CA   94533          1            01/07/98         00
    0430829127                           05           03/01/98          0
    1921736                              O            02/01/28
    0


    1740602          439/K06             F          198,700.00         ZZ
                                         360        196,343.97          1
    631 HOLBROOK COURT, UNIT #101      7.750          1,423.52         75
                                       7.500          1,423.52      267,000.00
    LONG BEACH       CA   90803          1            01/05/98         00
    0430829416                           03           03/01/98          0
    1930621                              O            02/01/28
    0


    1740607          439/K06             F          173,000.00         ZZ
                                         360        170,948.71          1
    3153 SIERRA ROAD                   7.750          1,239.40         73
                                       7.500          1,239.40      240,000.00
    SAN JOSE         CA   95132          2            01/13/98         00
    0430829473                           05           03/01/98          0
    1931804                              O            02/01/28
    0


1


    1740905          439/K06             F           86,000.00         ZZ
                                         360         85,068.85          1
    2000 CALIFORNIA AVENUE             7.100            577.95         59
                                       6.850            577.95      145,762.00
    SAN PABLO        CA   94806          1            04/17/98         00
    0430834556                           05           06/01/98          0
    1956069                              O            05/01/28
    0


    1746991          526/526             F          352,000.00         ZZ
                                         360        347,681.02          1
    151 GOLDEN HINDE PASSAGE           7.000          2,341.87         80
                                       6.750          2,341.87      440,000.00
    CORTE MADERA     CA   94925          1            03/16/98         00
    319203                               05           05/01/98          0
    319203                               O            04/01/28
    0


    1747155          526/526             F          291,000.00         ZZ
                                         360        287,400.44          1
    1277 JULI LYNN DRIVE               7.500          2,034.72         70
                                       7.250          2,034.72      420,000.00
    SAN JOSE         CA   95120          2            02/13/98         00
    9192437                              05           04/01/98          0
    9192437                              O            03/01/28
    0


    1750624          180/K06             F          332,000.00         ZZ
                                         360        320,761.92          1
    400 ALEXANDER VALLEY ROAD          7.500          2,321.39         80
                                       7.250          2,321.39      415,000.00
    HEALDSBURG       CA   95448          1            05/06/98         00
    0430835603                           05           07/01/98          0
    0012658126                           O            06/01/28
    0


    1752246          975/K06             F          296,000.00         ZZ
                                         360        293,203.94          1
    516 PLYMOUTH ROAD                  7.375          2,044.40         80
                                       7.125          2,044.40      370,000.00
    SAN MARINO       CA   91108          1            05/20/98         00
    0430839092                           05           07/01/98          0
    981615                               O            06/01/28
    0


    1753076          E22/K06             F          384,000.00         ZZ
                                         360        380,545.78          1
    6519 SKYFARM DRIVE                 7.625          2,717.93         75
                                       7.375          2,717.93      512,000.00
1


    SAN JOSE         CA   95120          1            05/15/98         00
    0410874143                           05           07/01/98          0
    410874143                            O            06/01/28
    0


    1753586          B24/K06             F          116,500.00         ZZ
                                         180        112,243.74          1
    203 THE MEWS                       7.375          1,071.71         80
                                       7.125          1,071.71      145,700.00
    ROCKY HILL       CT   06067          1            06/19/98         00
    0430880732                           01           08/01/98          0
    00                                   O            07/01/13
    0


    1754183          638/K06             F          270,400.00         ZZ
                                         360        267,907.31          1
    1309 CAROLINE STREET               7.500          1,890.68         80
                                       7.250          1,890.68      338,000.00
    ALAMEDA          CA   94501          1            05/19/98         00
    0430838896                           05           07/01/98          0
    8739965                              O            06/01/28
    0


    1754991          624/K06             F          427,500.00         ZZ
                                         360        424,237.44          1
    15460 OAK GLEN AVENUE              8.000          3,136.84         72
                                       7.750          3,136.84      600,000.00
    MORGAN HILL      CA   95037          5            05/27/98         00
    0430840363                           05           08/01/98          0
    42700180336F                         O            07/01/28
    0


    1755407          685/K06             F          296,000.00         ZZ
                                         360        293,444.89          1
    1612 WEST 23RD STREET              7.375          2,044.40         80
                                       7.125          2,044.40      370,000.00
    LOS ANGELES      CA   90732          1            06/02/98         00
    0430840256                           05           08/01/98          0
    113307                               O            07/01/28
    0


    1758029          E22/787             F           90,000.00         ZZ
                                         360         87,867.55          1
    4118 CROW VALLEY DRIVE             7.125            606.35         73
                                       6.875            606.35      124,000.00
    MISSOURI CITY    TX   77459          1            05/28/98         00
    0410813729                           03           07/01/98          0
    410813729                            O            06/01/28
    0
1




    1763402          B24/K06             F          192,400.00         ZZ
                                         180        184,858.49          1
    20 SEVENTH STREET                  7.250          1,756.35         70
                                       7.000          1,756.35      275,000.00
    STAMFORD         CT   06905          2            06/22/98         00
    0430887133                           05           08/01/98          0
    00                                   O            07/01/13
    0


    1766384          882/K06             F          136,990.00         ZZ
                                         360        135,918.29          1
    781 NW 129TH AVENUE                7.875            993.27         70
                                       7.625            993.27      196,990.00
    MIAMI            FL   33182          1            06/25/98         00
    0430895466                           05           08/01/98          0
    985218                               O            07/01/28
    0


    1772491          731/K06             F          215,200.00         ZZ
                                         360        213,342.41          1
    710 OLIVE AVENUE                   7.375          1,486.33         80
                                       7.125          1,486.33      269,000.00
    SOUTH SAN FRANC  CA   94080          1            06/23/98         00
    0430907253                           05           08/01/98          0
    114556749                            O            07/01/28
    0


    1773680          E22/G01             F          220,000.00         ZZ
                                         180        208,360.64          1
    110 RIDGE AVENUE                   7.750          2,070.81         65
                                       7.500          2,070.81      340,000.00
    LITTLE FALLS     NJ   07424          2            12/18/97         00
    0410566889                           05           02/01/98          0
    410566889                            O            01/01/13
    0


    1779185          E22/787             F           89,200.00         ZZ
                                          84         88,094.70          1
    5600 WIGMORE DRIVE                 6.250            549.22         73
                                       6.000            549.22      122,500.00
    COLUMBUS         OH   43235          2            07/08/98         00
    0410934277                           01           09/01/98          0
    410934277                            O            08/01/05
    0


    1784484          E22/K06             F           55,900.00         ZZ
                                         360         55,473.70          1
1


    2014 WILLIAMSPORT PIKE             7.750            400.47         80
                                       7.500            400.47       69,900.00
    COLUMBIA         TN   38401          1            07/30/98         00
    0410977995                           05           09/01/98          0
    410977995                            O            08/01/28
    0


    1785928          J95/J95             F          304,800.00         ZZ
                                         360        302,168.91          1
    2022 BARRINGTON AVENUE #1B         7.375          2,105.18         80
                                       7.125          2,105.18      381,000.00
    LOS ANGELES      CA   90025          1            06/22/98         00
    0012990453                           01           08/01/98          0
    0012990453                           O            07/01/28
    0


    1788226          757/G01             F          471,200.00         ZZ
                                         360        467,892.53          1
    187 HUNTINGTON ROAD                7.375          3,254.47         80
                                       7.125          3,254.47      589,000.00
    ATLANTA          GA   30309          1            08/06/98         00
    0430975276                           05           10/01/98          0
    3579091                              O            09/01/28
    0


    1790374          912/K06             F           81,920.00         ZZ
                                         360         81,195.77          1
    337 OCCIDENTAL DRIVE               7.500            572.80         80
                                       7.250            572.80      102,400.00
    DAYTON           NV   89403          2            07/02/98         00
    0430984104                           05           09/01/98          0
    092774657                            O            08/01/28
    0


    1790521          B54/G01             F          392,800.00         ZZ
                                         360        389,573.52          1
    26W405 PINEHURST                   7.125          2,646.37         80
                                       6.875          2,646.37      495,000.00
    WINFIELD         IL   60190          1            07/27/98         00
    0431244722                           05           09/01/98          0
    164451                               O            08/01/28
    0


    1801870          573/G01             F           66,800.00         ZZ
                                         360         66,209.08          1
    1825 RIGGS PLACE NW                7.250            455.70         80
                                       7.000            455.70       83,500.00
    WASHINGTON DC    DC   20003          1            06/30/98         00
    0431106681                           01           08/01/98          0
1


    28458                                O            07/01/28
    0


    1814972          M65/H74             F          138,750.00         ZZ
                                         360        138,502.23          1
    397 MONROE STREET                 10.400          1,258.84         75
                                      10.025          1,258.84      185,000.00
    BROOKLYN         NY   11221          1            11/18/98         00
    1878495                              09           12/18/98          0
    1808                                 O            11/18/28
    0


    1820382          287/047             F           79,090.00         ZZ
                                         360         75,874.28          1
    601W IDYWILD DR                    6.900            520.89         98
                                       6.650            520.89       81,000.00
    MIDWEST CITY     OK   73110          1            06/14/96         00
    175742485                            05           08/01/96          0
    175742485                            O            07/01/26
    0


    1821355          287/047             F           40,900.00         ZZ
                                         360         39,495.86          1
    2910 PRINCETON DR                  9.250            336.48        103
                                       9.000            336.48       39,900.00
    DAYTON           OH   45406          1            03/31/95         00
    176121887                            05           05/01/95          0
    176121887                            O            04/01/25
    0


    1826443          N74/H74             F           50,400.00         ZZ
                                         300         49,967.19          1
    216 EASTVIEW DRIVE                 9.990            457.63         90
                                       9.490            457.63       56,000.00
    MADISON HEIGHTS  VA   24572          5            06/25/98         00
    1878941                              27           08/01/98          0
    17488030                             O            07/01/23
    0


    1826471          N74/H74             F          155,700.00         ZZ
                                         360        155,151.96          1
    8565 SOUTH FESTIVE WAY            10.740          1,452.26         90
                                      10.240          1,452.26      173,000.00
    WEST JORDAN      UT   84088          5            08/27/98         00
    1878958                              05           10/01/98          0
    18518011                             O            09/01/28
    0


1


    1826472          N74/H74             F          130,500.00         ZZ
                                         360        130,093.33          1
    9705 STONE STREET NW              11.250          1,267.50         90
                                      10.750          1,267.50      145,000.00
    ALBUQUERQUE      NM   87114          1            09/08/98         00
    1878966                              05           10/10/98          0
    18865010                             O            09/10/28
    0


    1827242          B38/H74             F           53,600.00         ZZ
                                         360         53,320.47          1
    5200 BEATON ROAD                  11.750            541.04         80
                                      11.289            541.04       67,000.00
    HAYNES TOWNSHIP  MI   48740          5            09/24/98         00
    1878339                              05           11/01/98          0
    636708                               O            10/01/28
    0


    1837779          E22/G01             F           55,450.00         ZZ
                                         360         55,141.65          1
    1038 OLD CHURCH ROAD               7.250            378.27         86
                                       7.000            378.27       64,500.00
    GASTONIA         NC   28052          2            10/26/98         10
    0411111008                           05           12/01/98         25
    411111008                            O            11/01/28
    0


    1843964          575/G01             F          114,750.00         ZZ
                                         360        113,978.28          1
    414 DEER PATH AVE                  7.250            782.80         71
                                       7.000            782.80      163,900.00
    LEESBURG         VA   20175          1            10/30/98         00
    0431119270                           03           12/01/98          0
    9238197                              O            11/01/28
    0


    1846713          714/G01             F          490,351.06         ZZ
                                         350        487,641.75          1
    10602 N WOODCREST COURT            6.875          3,254.43         80
                                       6.625          3,254.43      618,859.00
    MEQUON           WI   53092          4            09/29/98         00
    0431132604                           05           11/01/98          0
    1000301620001                        O            12/01/27
    0


    1848797          N74/H74             F           73,600.00         ZZ
                                         180         73,377.88          1
    4302 ABBOTTS CREEK CHURCH ROAD    10.240            658.98         80
                                       9.740            658.98       92,000.00
1


    KERNERSVILLE     NC   27284          5            11/13/98         00
    1878974                              27           12/20/98          0
    0019757030                           N            11/20/13
    0


    1849139          N74/H74             F           66,000.00         ZZ
                                         180         65,678.95          1
    STATE ROUTE 632 BOX 716            9.840            571.41         82
                                       9.340            571.41       81,000.00
    APPOMATTOX       VA   24522          2            08/13/98         00
    1878982                              27           09/20/98          0
    0001534331                           O            08/20/13
    0


    1849212          N74/H74             F           76,000.00         ZZ
                                         180         75,732.24          1
    104 FERBIA LANE                   10.240            680.47         80
                                       9.740            680.47       95,000.00
    HARMONY          NC   28634          5            10/06/98         00
    1879006                              27           11/20/98          0
    0019232031                           O            10/20/13
    0


    1849512          N74/H74             F          138,750.00         ZZ
                                         360        138,373.57          1
    2403 TRINITY CHURCH ROAD          10.740          1,294.16         75
                                      10.240          1,294.16      185,500.00
    MONROE           NC   28112          5            10/30/98         00
    1879014                              05           12/10/98          0
    19648011                             O            11/10/28
    0


    1849539          N74/H74             F           51,200.00         ZZ
                                         180         51,021.72          1
    449 FREEDOM LANE                  10.790            479.48         80
                                      10.290            479.48       64,000.00
    MOUNT AIRY       NC   27030          2            09/04/98         00
    1879022                              05           10/10/98          0
    0001587311                           O            09/10/13
    0


    1849608          N74/H74             F           45,000.00         ZZ
                                         300         44,760.25          1
    1000 VALLEYSIDE BEND              10.090            411.77         90
                                       9.590            411.77       50,000.00
    ALMA             AR   72921          5            10/28/98         00
    1879030                              27           12/10/98          0
    19556011                             O            11/10/23
    0
1




    1849873          N74/H74             F           81,600.00         ZZ
                                         360         81,381.46          1
    1536 WEST SHELLY AVENUE           11.440            804.34         85
                                      10.940            804.34       96,000.00
    SALT LAKE CITY   UT   84119          5            09/29/98         00
    1879048                              05           11/10/98          0
    19247011                             O            10/10/28
    0


    1850385          E22/G02             F           47,000.00         T
                                         360         46,847.04          1
    5484 AVEBURY WAY                   9.125            382.41         60
                                       8.875            382.41       78,500.00
    GLADWIN          MI   48624          5            11/30/98         00
    0411097405                           05           01/01/99          0
    411097405                            O            12/01/28
    0


    1852288          E22/G01             F          185,450.00         ZZ
                                         180        181,887.88          1
    12536 WEDGWOOD CIRCLE              7.000          1,666.88         70
                                       6.750          1,666.88      265,000.00
    TUSTIN AREA      CA   92780          2            11/25/98         00
    0411144017                           03           01/01/99          0
    411144017                            O            12/01/13
    0


    1852917          E22/G02             F           46,900.00         ZZ
                                         360         46,726.48          2
    1119 GLENEAGLE ROAD                8.500            360.62         70
                                       8.250            360.62       67,000.00
    BALTIMORE        MD   21239          5            11/30/98         00
    0411143670                           07           01/01/99          0
    411143670                            N            12/01/28
    0


    1853053          B38/H74             F          103,700.00         ZZ
                                         360        103,165.35          1
    120 PARSONS AVENUE                10.000            910.05         85
                                       9.539            910.05      122,000.00
    WEBSTER GROVES   MO   63119          5            11/23/98         00
    1878396                              05           01/01/99          0
    756150                               O            12/01/28
    0


    1853161          299/G61             F           63,000.00         ZZ
                                         180         62,657.34          1
1


    212 MARION STREET                  8.250            473.30         73
                                       7.875            473.30       87,000.00
    CLOVER           SC   29710          2            09/10/98         00
    1878891                              05           11/01/98          0
    0000620870                           O            10/01/13
    0


    1853553          J95/J95             F          292,700.00         ZZ
                                         180        285,981.63          1
    11607 EDEN GLEN DR                 6.750          2,590.13         89
                                       6.500          2,590.13      330,000.00
    CARMEL           IN   46033          2            10/27/98         01
    13480256                             05           12/01/98         25
    13480256                             O            11/01/13
    0


    1854395          637/G01             F          650,000.00         ZZ
                                         360        646,756.20          1
    4191 NORTH IMPERIAL WAY            7.000          4,324.47         77
                                       6.750          4,324.47      850,000.00
    PROVO            UT   84604          1            11/23/98         00
    0431141985                           05           01/01/99          0
    0012429510                           O            12/01/28
    0


    1854693          299/G61             F          276,150.00         ZZ
                                         180        275,514.20          1
    12057 SUGARLAND VALLEY DR         11.500          2,734.69         85
                                      11.125          2,734.69      324,900.00
    HERNDON          VA   20170          1            10/30/98         00
    1878750                              05           12/01/98          0
    0000881779                           O            11/01/13
    0


    1854983          B57/G01             F          271,650.00         ZZ
                                         360        270,629.27          1
    611 TWIN PEAKS STREET              7.500          1,899.42         95
                                       7.250          1,899.42      285,985.00
    SIMI VALLEY      CA   93065          1            12/10/98         14
    0431136092                           03           02/01/99         30
    9840508                              O            01/01/29
    0


    1855394          685/G01             F          300,000.00         ZZ
                                         360        298,844.50          1
    824 LARCHWOOD DRIVE                7.375          2,072.03         75
                                       7.125          2,072.03      400,000.00
    BREA             CA   92821          5            12/08/98         00
    0431139641                           05           02/01/99          0
1


    116081                               O            01/01/29
    0


    1855395          A75/G61             F           76,800.00         ZZ
                                         360         76,658.69          3
    183-185 HAROLD STREET             11.800            778.18         80
                                      11.550            778.18       96,000.00
    PROVIDENCE       RI   02908          1            11/13/98         00
    1874510                              23           01/01/99          0
    9601009321                           N            12/01/28
    0


    1858941          889/G02             F          172,000.00         ZZ
                                         360        169,345.27          1
    543 MOUNT STREET                   7.500          1,202.65         80
                                       7.250          1,202.65      215,000.00
    RICHMOND         CA   94805          1            12/16/98         00
    0431167352                           05           02/01/99          0
    51601867                             O            01/01/29
    0


    1859468          299/G61             F           86,600.00         ZZ
                                         180         86,211.69          1
    1438 REXFORD RD                    9.625            736.10         79
                                       9.250            736.10      111,000.00
    GOODVIEW         VA   24095          2            08/21/98         00
    1874601                              27           10/01/98          0
    810580                               O            09/01/13
    0


    1860396          A38/G61             F           67,500.00         ZZ
                                         360         67,356.77          1
    2510 NORTH ANDERSON ROAD          11.875            687.83         75
                                      11.409            687.83       90,000.00
    BIG SPRING       TX   79720          1            10/26/98         00
    1878826                              05           12/01/98          0
    1120467                              O            11/01/28
    0


    1861559          299/G61             F          116,000.00         ZZ
                                         180        115,701.37          1
    1907 SARATOGA DRIVE               11.625          1,159.82         80
                                      11.250          1,159.82      145,000.00
    ADELPHI          MD   20783          2            09/30/98         00
    1874635                              05           11/01/98          0
    0000887805                           O            10/01/13
    0


1


    1861618          299/G61             F          100,000.00         ZZ
                                         180         99,619.59          1
    401 E PIEDMONT STREET             10.375            905.41         80
                                      10.000            905.41      125,000.00
    CULPEPER         VA   22701          5            08/21/98         00
    1875079                              05           10/01/98          0
    0000808602                           O            09/01/13
    0


    1862666          A46/G01             F          191,250.00         ZZ
                                         360        190,549.01          1
    310 LAKEVIEW CIRCLE                7.625          1,353.66         77
                                       7.375          1,353.66      250,000.00
    SEABROOK         TX   77586          2            12/23/98         00
    0431172014                           05           02/01/99          0
    UNKNOWN                              O            01/01/29
    0


    1862752          455/G61             F           42,300.00         ZZ
                                         360         42,205.89          1
    119 SOUTH PINE STREET             10.250            379.06         80
                                       9.875            379.06       52,900.00
    MANSFIELD        GA   30055          1            12/28/98         00
    1878164                              05           02/01/99          0
    82737                                O            01/01/29
    0


    1863086          B38/H74             F           56,700.00         ZZ
                                         360         56,400.78          1
    16580 WINTHROP                     9.250            466.46         90
                                       8.789            466.46       63,000.00
    DETROIT          MI   48235          5            08/06/98         00
    1878263                              05           10/01/98          0
    655068                               O            09/01/28
    0


    1863487          B38/H74             F           52,700.00         ZZ
                                         360         52,553.78          1
    151 BATES                         10.125            467.36         85
                                       9.664            467.36       62,000.00
    JACKSON          MI   49202          5            12/14/98         00
    1878354                              05           02/01/99          0
    656494                               O            01/01/29
    0


    1863730          B57/G02             F          325,000.00         ZZ
                                         360        323,895.00          1
    1443 1443-A FRANKLIN STREET        8.000          2,384.74         75
                                       7.750          2,384.74      435,000.00
1


    SANTA MONICA     CA   90404          2            12/28/98         00
    0431174770                           05           02/01/99          0
    9813411                              O            01/01/29
    0


    1863928          N74/H74             F          238,000.00         ZZ
                                         300        237,036.74          1
    4 WEST ASHEVILLE STREET           12.490          2,593.27         70
                                      11.990          2,593.27      340,000.00
    WRIGHTSVILLE BC  NC   28480          5            09/23/98         00
    1879055                              23           11/01/98          0
    18984010                             N            10/01/23
    0


    1864069          N74/H74             F           71,100.00         ZZ
                                         300         70,766.41          1
    5113 MRS WHITE LANE               10.840            688.65         90
                                      10.340            688.65       79,000.00
    MEBANE           NC   27302          5            10/23/98         00
    1879063                              27           12/01/98          0
    0019537010                           O            11/01/23
    0


    1864238          721/G01             F          620,000.00         ZZ
                                         360        616,905.90          1
    4701 LAKE HARRIET PARKWAY E        7.000          4,124.88         80
                                       6.750          4,124.88      775,000.00
    MINNEAPOLIS      MN   55409          1            11/02/98         00
    0431180199                           05           01/01/99          0
    7810074222                           O            12/01/28
    0


    1864249          N74/H74             F           69,200.00         ZZ
                                         300         68,822.98          1
    1520 NW 129TH STREET               9.990            628.33         80
                                       9.490            628.33       86,500.00
    NORTH MIAMI      FL   33167          5            11/20/98         00
    1879071                              05           12/20/98          0
    19864010                             N            11/20/23
    0


    1864726          B38/H74             F           42,400.00         ZZ
                                         360         42,309.55          1
    3320 N BROUSE AVE                 10.250            379.95         84
                                       9.789            379.95       51,000.00
    INDIANAPOLIS     IN   46218          5            12/16/98         00
    1878321                              05           02/01/99          0
    756619                               O            01/01/29
    0
1




    1864921          N74/H74             F           45,600.00         ZZ
                                         360         45,452.06          1
    2304 PONDEROSA                     9.140            371.51         80
                                       8.640            371.51       57,000.00
    GREENSBORO       NC   27406          5            12/08/98         00
    1879089                              05           01/20/99          0
    1812311                              O            12/20/28
    0


    1864949          N74/H74             F           77,600.00         ZZ
                                         300         77,309.97          1
    3985 OVERLOOK ROAD                11.240            774.07         80
                                      10.740            774.07       97,000.00
    ROCK HILL        SC   29730          2            11/30/98         00
    1879097                              27           01/10/99          0
    20084031                             O            12/10/23
    0


    1865093          B38/H74             F          130,475.00         ZZ
                                         360        129,999.48          1
    2106 S 16TH AVE                   10.000          1,145.02         87
                                       9.539          1,145.02      150,000.00
    BROADVIEW        IL   60153          5            09/30/98         00
    1878305                              05           11/01/98          0
    772922                               O            10/01/28
    0


    1865101          B38/H74             F          120,700.00         ZZ
                                         360        120,321.10          1
    731 NW 20 AVE                     10.250          1,081.60         85
                                       9.789          1,081.60      142,000.00
    MIAMI            FL   33125          5            10/09/98         00
    1878313                              05           12/01/98          0
    960180                               O            11/01/28
    0


    1865777          N74/H74             F          115,000.00         ZZ
                                         360        114,691.35          1
    653 HILL CITY ROAD                10.790          1,076.96         63
                                      10.290          1,076.96      185,000.00
    JASPER           GA   30143          5            11/10/98         00
    1879105                              27           12/20/98          0
    0001718330                           O            11/20/28
    0


    1865803          N74/H74             F           48,000.00         ZZ
                                         300         47,791.15          1
1


    2601 WESLEY CHAPEL ROAD            9.240            410.73         80
                                       8.740            410.73       60,000.00
    FORT VALLEY      GA   31030          2            12/19/98         00
    1879113                              27           02/01/99          0
    0020328031                           O            01/01/24
    0


    1865812          N74/H74             F          108,000.00         ZZ
                                         360        107,659.58          1
    3033 YATES ROAD                    9.990            946.98         90
                                       9.490            946.98      120,000.00
    HILLSBOROUGH     NC   27278          5            11/25/98         00
    1879121                              27           01/01/99          0
    0019923031                           O            12/01/28
    0


    1865964          N74/H74             F           73,792.00         ZZ
                                         180         73,646.77          1
    220 EAST PINEY ROAD               11.490            730.19         85
                                      10.990            730.19       86,815.00
    DICKSON          TN   37055          1            12/18/98         00
    1879139                              27           01/20/99          0
    0001859330                           O            12/20/13
    0


    1867922          890/G61             F          133,424.07         ZZ
                                         343        132,850.03          1
    58522 FARRAND RD                   7.500            945.46         86
                                       7.250            945.46      156,057.00
    COLON            MI   49040          1            01/18/99         00
    1878057                              05           02/01/99          0
    7045                                 O            08/01/27
    0


    1868266          E82/G01             F          639,450.00         ZZ
                                         360        635,772.28          1
    3186 ROLLING GREEN COURT           7.000          4,254.28         71
                                       6.750          4,254.28      908,000.00
    MILFORD          MI   48380          2            01/13/99         00
    0400170841                           05           03/01/99          0
    1668663                              O            02/01/29
    0


    1869841          Q16/074             F          250,000.00         ZZ
                                         180        171,842.57          1
    245 E 93RD STREET UNIT #23H        9.000          2,535.67         69
                                       8.750          2,535.67      365,000.00
    NEW YORK         NY   10128          2            04/30/92         00
    3016165289                           06           06/01/92          0
1


    3016165289                           O            05/01/07
    0


    1869843          Q16/074             F          280,000.00         ZZ
                                         180        176,595.57          1
    24109 PARK GRANADA BLVD            8.500          2,757.27         30
                                       8.250          2,757.27      940,000.00
    CALABASAS        CA   91302          5            06/03/92         00
    3037699259                           03           08/01/92          0
    3037699259                           O            07/01/07
    0


    1869844          Q16/074             F          310,000.00         T
                                         360        287,702.39          1
    17 PEACOCK PATH                    8.875          2,466.50         75
                                       8.625          2,466.50      417,000.00
    EAST QUOGUE      NY   11942          1            06/05/92         00
    3039447949                           05           08/01/92          0
    3039447949                           O            07/01/22
    0


    1869846          Q16/074             F          255,000.00         ZZ
                                         360        238,079.57          1
    2386 PALOMA STREET                 8.750          2,006.09         73
                                       8.500          2,006.09      350,000.00
    PASADENA         CA   91104          5            05/19/92         00
    3046203139                           05           07/01/92          0
    3046203139                           O            06/01/22
    0


    1869847          Q16/074             F          296,000.00         ZZ
                                         360        285,524.43          1
    24 FIFTH AVENUE #1601              9.000          2,381.69         75
                                       8.750          2,381.69      395,000.00
    NEW YORK         NY   10011          1            12/30/94         00
    3050918110                           12           02/01/95          0
    3050918110                           O            01/01/25
    0


    1869849          Q16/074             F          156,000.00         ZZ
                                         120         60,547.41          1
    55 FAIRMONT AVENUE                 8.950          1,971.92         80
                                       8.700          1,971.92      195,000.00
    WASHINGTON       PA   15301          2            03/30/92         00
    3053727989                           05           06/01/92          0
    3053727989                           O            05/01/02
    0


1


    1869851          Q16/074             F          425,000.00         ZZ
                                         180        288,668.96          1
    84 FAIR OAKS DRIVE                 8.500          4,185.14         62
                                       8.250          4,185.14      690,000.00
    PITTSBURGH       PA   15238          2            04/09/92         00
    3053736469                           05           06/01/92          0
    3053736469                           O            05/01/07
    0


    1869852          Q16/074             F          301,000.00         ZZ
                                         360        282,752.10          1
    3303 FOX MILL ROAD                 9.375          2,503.57         70
                                       9.125          2,503.57      430,000.00
    OAKTON           VA   22124          2            04/07/92         00
    3053745110                           05           06/01/92          0
    3053745110                           N            05/01/22
    0


    1869854          Q16/074             F        1,000,000.00         ZZ
                                         180        683,309.64          1
    40 SLEEPY HOLLOW DRIVE             8.750          9,994.49         76
                                       8.500          9,994.49    1,333,000.00
    NEWTOWN SQUARE   PA   19073          2            04/16/92         00
    3053748049                           03           06/01/92          0
    3053748049                           O            05/01/07
    0


    1869855          Q16/074             F          272,000.00         ZZ
                                         179        185,416.38          1
    2 HIDDEN GLEN ROAD                 8.650          2,702.46         53
                                       8.400          2,702.46      520,000.00
    SCARSDALE        NY   10583          2            04/03/92         00
    3053753559                           05           06/01/92          0
    3053753559                           O            04/01/07
    0


    1869856          Q16/074             F          440,000.00         ZZ
                                         360        402,278.68          1
    15 CATHLEEN TERRACE                9.875          3,820.73         78
                                       9.625          3,820.73      565,000.00
    RIDGEWOOD        NJ   07450          1            04/09/92         00
    3053757469                           05           06/01/92          0
    3053757469                           O            05/01/22
    0


    1869857          Q16/074             F          270,000.00         ZZ
                                         240        221,259.14          1
    3 HAMILTON DRIVE                   8.785          2,392.05         77
                                       8.535          2,392.05      353,000.00
1


    CRANBURY         NJ   08512          2            04/10/92         00
    3053758010                           03           06/01/92          0
    3053758010                           O            05/01/12
    0


    1869860          Q16/074             F          700,000.00         ZZ
                                         120        267,429.97          1
    151 CHICHESTER ROAD                8.400          8,641.60         65
                                       8.150          8,641.60    1,080,000.00
    WEST HILLS       NY   11743          2            04/14/92         00
    3053759329                           05           06/01/92          0
    3053759329                           O            05/01/02
    0


    1869862          Q16/074             F          250,000.00         ZZ
                                         180        172,348.20          1
    1170 FIFTH AVENUE APT #9B          9.125          2,554.29         21
                                       8.875          2,554.29    1,225,000.00
    NEW YORK         NY   10029          1            04/24/92         00
    3053766619                           15           06/01/92          0
    3053766619                           O            05/01/07
    0


    1869863          Q16/074             F          310,000.00         ZZ
                                         360        289,102.35          2
    429 6TH STREET                     8.750          2,438.77         73
                                       8.500          2,438.77      430,000.00
    BROOKLYN         NY   11215          1            04/29/92         00
    3053767939                           23           06/01/92          0
    3053767939                           O            05/01/22
    0


    1869871          Q16/074             F          389,000.00         T
                                         180        266,757.01          1
    36485 CARNEY ROAD                  8.900          3,922.39         65
                                       8.650          3,922.39      600,000.00
    VALLEY CENTER    CA   92082          2            04/28/92         00
    3053881129                           05           06/01/92          0
    3053881129                           O            05/01/07
    0


    1869874          Q16/074             F          700,000.00         ZZ
                                         360        654,526.95          1
    1301 LAFAYETTE ROAD                8.875          5,569.51         49
                                       8.625          5,569.51    1,450,000.00
    GLADWYNE         PA   19035          5            04/29/92         00
    3053913939                           05           07/01/92          0
    3053913939                           O            06/01/22
    0
1




    1869875          Q16/074             F          300,000.00         T
                                         360        281,343.91          1
    DOOR 682, UNIT 85, WILDFLOWER      9.870          2,603.94         78
                                       9.620          2,603.94      387,500.00
    SUN VALLEY       ID   83353          1            09/26/91         00
    3059790300                           01           11/01/91          0
    3059790300                           O            10/01/21
    0


    1869877          Q16/074             F          238,000.00         T
                                         180        158,070.83          1
    18807 WEST DEVACA                  9.750          2,521.28         70
                                       9.500          2,521.28      340,000.00
    GALVESTON        TX   77554          1            09/27/91         00
    3059806159                           05           11/01/91          0
    3059806159                           O            10/01/06
    0


    1869883          Q16/074             F          157,500.00         T
                                         180         99,098.30          1
    3940 BACK BAY DRIVE #238           9.250          1,620.98         75
                                       9.000          1,620.98      210,000.00
    JUPITER          FL   33477          2            04/22/92         00
    3059871649                           01           06/01/92          0
    3059871649                           O            05/01/07
    0


    1869887          Q16/074             F          110,000.00         ZZ
                                         360        103,046.50          2
    619 S AIKEN AVENUE                 9.500            924.94         67
                                       9.250            924.94      165,000.00
    PITTSBURGH       PA   15232          5            12/19/91         00
    3059959739                           23           02/01/92          0
    3059959739                           N            01/01/22
    0


    1869888          Q16/074             F          500,000.00         ZZ
                                         120        175,882.87          1
    RD#4 BLACKBURN ROAD                8.300          6,145.93         57
                                       8.050          6,145.93      885,000.00
    SEWICKLEY        PA   15143          1            01/14/92         00
    3059962019                           05           03/01/92          0
    3059962019                           O            02/01/02
    0


    1869890          Q16/074             F          374,854.00         ZZ
                                         120         36,379.53          1
1


    5922 DESCO DRIVE                   8.750          4,697.92         62
                                       8.500          4,697.92      610,000.00
    DALLAS           TX   75225          2            02/26/92         00
    3065829669                           05           05/01/92          0
    3065829669                           O            04/01/02
    0


    1869895          Q16/074             F          350,000.00         ZZ
                                         180        225,421.56          1
    9 OAK POINT DRIVE NORTH            9.125          3,576.01         74
                                       8.875          3,576.01      478,000.00
    BAYVILLE         NY   11709          1            10/03/91         00
    3071837559                           03           12/01/91          0
    3071837559                           O            11/01/06
    0


    1869896          Q16/074             F          395,000.00         ZZ
                                         180        237,493.52          1
    1112 PARK AVENUE                   8.875          3,977.03         50
                                       8.625          3,977.03      790,000.00
    NEW YORK         NY   10028          1            10/23/91         00
    3071843369                           14           12/01/91          0
    3071843369                           O            11/01/06
    0


    1869898          Q16/074             F          300,000.00         ZZ
                                         360        279,713.22          1
    1261 MADISON AVENUE APT7S          9.375          2,495.25         50
                                       9.125          2,495.25      600,000.00
    NEW YORK         NY   10028          1            09/30/91         00
    3071846899                           13           11/01/91          0
    3071846899                           O            10/01/21
    0


    1869901          Q16/074             F          368,200.00         ZZ
                                         180        212,349.09          1
    108 EAST 86TH STREET APT 6N        8.500          3,625.81         73
                                       8.250          3,625.81      510,000.00
    NEW YORK         NY   10028          2            06/15/92         00
    3071905310                           10           08/01/92          0
    3071905310                           O            07/01/07
    0


    1869902          Q16/074             F          225,000.00         ZZ
                                         360        171,718.96          1
    1 BOLTON GARDENS                   8.750          1,770.08         75
                                       8.500          1,770.08      300,000.00
    BRONXVILLE       NY   10708          2            02/11/92         00
    3071907439                           09           04/01/92          0
1


    3071907439                           O            03/01/22
    0


    1869906          Q16/074             F          388,800.00         ZZ
                                         180         86,715.37          1
    34 FOREST LANE                     8.875          3,914.61         52
                                       8.625          3,914.61      750,000.00
    BRONXVILLE       NY   10708          2            06/05/92         00
    3071931739                           05           08/01/92          0
    3071931739                           O            07/01/07
    0


    1869907          Q16/074             F          262,000.00         ZZ
                                         360        243,575.69          1
    8 CIRCLE ROAD                      8.875          2,084.59         71
                                       8.625          2,084.59      371,500.00
    DOUGLASTON       NY   11363          2            06/09/92         00
    3071933789                           05           08/01/92          0
    3071933789                           O            07/01/22
    0


    1869909          Q16/074             F          590,000.00         ZZ
                                         180        407,281.53          1
    150 EAST 69TH STREET APT 15N       8.875          5,940.38         61
                                       8.625          5,940.38      975,000.00
    NEW YORK         NY   10021          2            05/08/92         00
    3071953119                           14           07/01/92          0
    3071953119                           O            06/01/07
    0


    1869910          Q16/074             F          397,500.00         ZZ
                                         180        271,431.87          1
    10 WEST 86TH STREET APT 12B        8.750          3,972.81         75
                                       8.500          3,972.81      530,000.00
    NEW YORK         NY   10024          1            04/30/92         00
    3071955599                           13           06/01/92          0
    3071955599                           O            05/01/07
    0


    1869911          Q16/074             F          340,000.00         ZZ
                                         360        315,366.52          1
    40 EAST MALL DRIVE                 8.625          2,644.48         74
                                       8.375          2,644.48      461,000.00
    MELVILLE         NY   11747          1            06/12/92         00
    3071955679                           05           08/01/92          0
    3071955679                           O            07/01/22
    0


1


    1869915          Q16/074             F          299,000.00         ZZ
                                         180        205,797.01          1
    300 E 54TH STREET 20B & 20C        8.750          2,988.35         80
                                       8.500          2,988.35      374,000.00
    NEW YORK         NY   10022          2            05/05/92         00
    3071969469                           12           07/01/92          0
    3071969469                           O            06/01/07
    0


    1869920          Q16/074             F          250,000.00         ZZ
                                         360        233,411.91          1
    1050 FIFTH AVENUE UNIT 4E          8.750          1,966.75         44
                                       8.500          1,966.75      575,000.00
    NEW YORK         NY   10028          1            05/28/92         00
    3073850569                           12           07/01/92          0
    3073850569                           O            06/01/22
    0


    1869921          Q16/074             F          250,000.00         ZZ
                                         180        171,563.79          1
    105 FIFTH AVENUE UNIT 8D           8.625          2,480.20         68
                                       8.375          2,480.20      370,000.00
    NEW YORK         NY   10003          1            05/21/92         00
    3073853079                           10           07/01/92          0
    3073853079                           O            06/01/07
    0


    1869923          Q16/074             F          867,000.00         ZZ
                                         360        810,034.27          1
    3772 RAGTIME CIRCLE                8.750          6,820.69         65
                                       8.500          6,820.69    1,350,000.00
    HUNTINGTON       CA   92649          2            06/03/92         00
    3073878149                           05           08/01/92          0
    3073878149                           O            07/01/22
    0


    1869925          Q16/074             F          305,500.00         ZZ
                                         360        280,984.81          1
    10 MILLER PLACE #1702              8.750          2,403.37         68
                                       8.500          2,403.37      455,000.00
    SAN FRANCISCO    CA   94108          2            05/20/92         00
    3081119959                           06           07/01/92          0
    3081119959                           O            06/01/22
    0


    1869926          Q16/074             F        1,000,000.00         ZZ
                                         360        934,698.75          1
    89 HARBOR DRIVE                    8.750          7,867.00         69
                                       8.500          7,867.00    1,455,000.00
1


    NOVATO           CA   94947          1            06/01/92         00
    3081120889                           05           08/01/92          0
    3081120889                           O            07/01/22
    0


    1869927          Q16/074             F          270,000.00         ZZ
                                         180        185,532.39          1
    192 GOLD MINE DRIVE                8.375          2,639.05         50
                                       8.125          2,639.05      550,000.00
    SAN FRANCISCO    CA   94131          2            06/03/92         00
    3081125769                           05           08/01/92          0
    3081125769                           O            07/01/07
    0


    1869929          Q16/074             F          248,000.00         ZZ
                                         180        102,427.85          1
    19 CORNELL ROAD                    8.875          2,496.97         80
                                       8.625          2,496.97      310,000.00
    NEW FAIRFIELD    CT   06812          2            05/28/92         00
    3081597269                           05           07/01/92          0
    3081597269                           O            06/01/07
    0


    1869931          Q16/074             F          420,000.00         ZZ
                                         360        393,149.71          1
    86 WARREN PLACE                    8.875          3,341.71         75
                                       8.625          3,341.71      560,000.00
    MONTCLAIR        NJ   07042          2            06/08/92         00
    3082031649                           05           08/01/92          0
    3082031649                           O            07/01/22
    0


    1869933          Q16/074             F          450,000.00         ZZ
                                         360        126,490.06          1
    100 RIVERSIDE DRIVE UNIT 11A       9.625          3,824.95         75
                                       9.375          3,824.95      600,000.00
    NEW YORK         NY   10024          1            10/10/91         00
    3082576210                           13           12/01/91          0
    3082576210                           O            11/01/21
    0


    1869934          Q16/074             F          255,000.00         ZZ
                                         180        176,028.68          1
    217-62 PECK AVENUE                 8.875          2,567.45         68
                                       8.625          2,567.45      375,000.00
    HOLLIS HILLS     NY   11427          2            05/06/92         00
    3082771179                           05           07/01/92          0
    3082771179                           O            06/01/07
    0
1




    1869937          Q16/074             F          270,000.00         ZZ
                                         360        251,534.69          1
    80-28 BELL BLVD                    9.250          2,221.22         80
                                       9.000          2,221.22      339,700.00
    HOLLIS           NY   11427          1            10/17/91         00
    3083419400                           05           12/01/91          0
    3083419400                           O            11/01/21
    0


    1869940          Q16/074             F          328,000.00         ZZ
                                         360        305,691.20          1
    15541 LEMAY STREET                 9.250          2,698.38         80
                                       9.000          2,698.38      410,000.00
    VAN NUYS         CA   91406          1            10/25/91         00
    3083483249                           05           12/01/91          0
    3083483249                           O            11/01/21
    0


    1869941          Q16/074             F          581,250.00         ZZ
                                         360        540,879.96          1
    918 N ORLANDO AVENUE               9.125          4,729.24         75
                                       8.875          4,729.24      775,000.00
    LOS ANGELES      CA   90069          1            10/23/91         00
    3083487589                           05           12/01/91          0
    3083487589                           O            11/01/21
    0


    1869942          Q16/074             F          339,750.00         ZZ
                                         360        316,428.22          1
    26512 VIA DESMONDE                 9.250          2,795.04         75
                                       9.000          2,795.04      453,000.00
    LOMITA           CA   90717          5            10/22/91         00
    3083489369                           05           12/01/91          0
    3083489369                           O            11/01/21
    0


    1869943          Q16/074             F          506,250.00         ZZ
                                         360        386,392.98          1
    72-687 SPYGLASS LANE               9.375          4,210.73         75
                                       9.125          4,210.73      675,000.00
    PALM DESERT      CA   92260          2            04/17/92         00
    3083836349                           03           06/01/92          0
    3083836349                           O            05/01/22
    0


    1869945          Q16/074             F          282,800.00         ZZ
                                         360        248,350.87          1
1


    166-17 14TH AVEUNUE                8.875          2,250.08         69
                                       8.625          2,250.08      410,000.00
    BEECHHURST       NY   11357          1            06/03/92         00
    3083960600                           05           08/01/92          0
    3083960600                           O            07/01/22
    0


    1869946          Q16/074             F          400,000.00         ZZ
                                         360        374,321.11          1
    2 PATTEN TERRACE                   9.625          3,399.96         80
                                       9.375          3,399.96      500,000.00
    CEDAR GROVE      NJ   07009          1            10/28/91         00
    3086891489                           05           12/01/91          0
    3086891489                           O            11/01/21
    0


    1869953          Q16/074             F          550,000.00         ZZ
                                         360        514,270.48          1
    7303 MEADOW LANE                   8.875          4,376.05         65
                                       8.625          4,376.05      850,000.00
    CHEVY CHASE      MD   20815          1            05/14/92         00
    3093786189                           05           07/01/92          0
    3093786189                           O            06/01/22
    0


    1869960          Q16/074             F          349,700.00         ZZ
                                         180        227,652.62          1
    4912 WESTBRIAR DRIVE               8.960          3,538.57         80
                                       8.710          3,538.57      440,000.00
    FORT WORTH       TX   76109          2            09/24/91         00
    3099918759                           05           11/01/91          0
    3099918759                           O            10/01/06
    0


    1869962          Q16/074             F          199,200.00         T
                                         180        187,592.88          1
    283 86TH STREET                   10.250          1,785.03         80
                                      10.000          1,785.03      249,000.00
    STONE HARBOR     NJ   08247          1            09/06/91         00
    3099955019                           05           11/01/91          0
    3099955019                           O            10/01/06
    0


    1871233          B75/G01             F          256,500.00         ZZ
                                         360        255,436.41          1
    834 WILLOW CREEK DRIVE             7.000          1,706.50         95
                                       6.750          1,706.50      270,000.00
    FOLSOM           CA   95630          1            12/23/98         01
    0431188861                           05           02/01/99         30
1


    6328025                              O            01/01/29
    0


    1871902          B57/G02             F          192,000.00         ZZ
                                         360        191,424.63          1
    22243 AVENUE SAN LUIS              7.500          1,342.50         80
                                       7.250          1,342.50      240,000.00
    LOS ANGELES      CA   91364          1            01/14/99         00
    0431197631                           05           03/01/99          0
    9815105                              O            02/01/29
    0


    1871964          593/593             F          267,300.00         ZZ
                                         360        266,166.05          1
    6865 ROYAL HERITAGE COURT          7.125          1,800.85         80
                                       6.875          1,800.85      336,000.00
    LAS VEGAS        NV   89110          1            12/11/98         00
    0006244693                           03           02/01/99          0
    0006244693                           O            01/01/29
    0


    1874275          F76/H74             F           44,200.00         ZZ
                                         240         43,886.10          1
    243 HARRISON ROAD                 10.990            455.93         85
                                      10.300            455.93       52,000.00
    CONVERSE         LA   71419          5            11/10/98         00
    1875525                              05           01/01/99          0
    560036                               O            12/01/18
    0


    1874421          F76/H74             F           31,850.00         ZZ
                                         240         31,631.21          1
    2409 DUNCAN STREET                12.450            360.74         70
                                      11.760            360.74       45,500.00
    LOUISVILLE       KY   40210          5            10/26/98         00
    1875574                              05           12/01/98          0
    783703                               N            11/01/18
    0


    1874462          K08/G01             F          154,000.00         ZZ
                                         360        153,515.10          1
    246 MOSS LANE                      7.250          1,050.55         65
                                       7.000          1,050.55      240,000.00
    DUMONT           CO   80436          5            01/15/99         00
    0411227341                           05           03/01/99          0
    411227341                            O            02/01/29
    0


1


    1874563          637/G01             F           58,400.00         ZZ
                                         360         58,143.10          2
    1147 & 1151 DEALYNN STREET         7.875            423.44         80
                                       7.625            423.44       73,000.00
    SACRAMENTO       CA   95825          1            02/12/99         00
    0431246339                           05           04/01/99          0
    0011103900                           N            03/01/29
    0


    1874584          F76/H74             F          104,000.00         ZZ
                                         180        103,856.39          1
    1238 WILLOW BEND                  12.250          1,089.81         80
                                      11.761          1,089.81      130,000.00
    CLARKSVILLE      TN   37043          5            12/18/98         00
    1875582                              05           02/01/99          0
    560062                               O            01/01/14
    0


    1874698          369/G61             F           62,300.00         ZZ
                                         360         62,065.88          1
    168 SMOTHERS ROAD                  7.500            435.62         89
                                       7.250            435.62       70,000.00
    MADISON          NC   27025          1            12/30/98         12
    1875285                              05           02/01/99         25
    0060886629                           N            01/01/29
    0


    1874764          F76/H74             F           40,950.00         ZZ
                                         360         40,858.64          1
    1581 HIGHWAY 43 SOUTH             13.650            473.88         65
                                      12.960            473.88       63,000.00
    CANTON           MS   39046          5            09/22/98         00
    1875640                              05           11/01/98          0
    783144                               O            10/01/28
    0


    1874835          F76/H74             F           69,200.00         ZZ
                                         180         69,049.26          1
    2363 HEYWARD BROCKINGTON ROAD     10.150            614.96         80
                                       9.661            614.96       86,500.00
    COLUMBIA         SC   29223          1            12/14/98         00
    1875657                              27           02/01/99          0
    704582                               O            01/01/14
    0


    1874843          F76/H74             F           15,840.00         ZZ
                                         180         15,804.43          1
    556 HAWKINS                       12.250            165.99         90
                                      11.761            165.99       17,600.00
1


    CAMDEN           AR   71701          1            09/11/98         00
    1875665                              05           11/01/98          0
    782854                               O            10/01/13
    0


    1874947          F76/H74             F           42,500.00         T
                                         360         42,407.32          1
    409 JEFFERSON STREET              11.750            429.00         85
                                      11.060            429.00       50,000.00
    OKOLONA          MS   38860          1            10/30/98         00
    1875699                              05           12/01/98          0
    783795                               O            11/01/28
    0


    1875071          F76/H74             F          105,000.00         ZZ
                                         180        104,755.62          1
    18401 LEE ROAD                    11.450          1,035.80         75
                                      10.961          1,035.80      140,000.00
    FORT MYERS       FL   33912          1            10/30/98         00
    1875749                              05           12/01/98          0
    704358                               O            11/01/13
    0


    1875080          F76/H74             F           64,600.00         ZZ
                                         360         64,499.29          1
    1137 W BARD ROAD                  12.550            691.96         85
                                      11.860            691.96       76,000.00
    MUSKEGON         MI   49445          1            11/03/98         00
    1875756                              05           01/01/99          0
    783810                               O            12/01/28
    0


    1875136          F76/H74             F           75,650.00         ZZ
                                         180         73,682.16          1
    6113 MEADOW BROOK LANE            12.700            942.27         85
                                      12.010            942.27       89,000.00
    NORTH LITTLE RO  AR   72118          2            09/30/98         00
    1875772                              05           11/01/98          0
    783256                               O            10/01/13
    0


    1875150          F76/H74             F           40,600.00         ZZ
                                         180         40,507.47          1
    3241 LAKECREST DRIVE              11.200            392.79         70
                                      10.711            392.79       58,000.00
    VIRGINIA BEACH   VA   23452          5            11/25/98         00
    1875780                              07           01/01/99          0
    704531                               N            12/01/13
    0
1




    1875279          F76/H74             F           43,200.00         ZZ
                                         180         42,517.24          1
    1902 POLK STREET                  13.000            546.58         96
                                      12.310            546.58       45,000.00
    ALEXANDRIA       LA   71301          1            10/03/98         00
    1875822                              05           11/08/98          0
    783866                               O            10/08/13
    0


    1875316          F76/H74             F           71,100.00         ZZ
                                         180         70,956.95          1
    7951 WINTERWOOD CIRCLE NORTH      11.390            698.14         90
                                      10.901            698.14       79,000.00
    JACKSONVILLE     FL   32210          5            11/24/98         00
    1875830                              05           01/01/99          0
    704350                               O            12/01/13
    0


    1875344          F76/H74             F           44,000.00         ZZ
                                         180         42,836.69          1
    126 COVINGTON DRIVE               10.500            486.38         80
                                       9.810            486.38       55,000.00
    BENTON           LA   71006          5            11/16/98         00
    1875871                              05           01/01/99          0
    784095                               O            12/01/13
    0


    1875350          F76/H74             F           88,200.00         ZZ
                                         360         88,035.65          1
    4 PINE CIRCLE                     11.740            889.62         90
                                      11.050            889.62       98,000.00
    O'FALLON         MO   63366          5            11/19/98         00
    1875889                              05           01/01/99          0
    784112                               O            12/01/28
    0


    1875370          F76/H74             F           18,900.00         ZZ
                                         240         18,702.66          1
    1421 EAST 50TH PLACE              10.300            186.16         69
                                       9.610            186.16       27,500.00
    GARY             IN   46409          1            09/17/98         00
    1875913                              05           11/01/98          0
    782929                               O            10/01/18
    0


    1875372          F76/H74             F          177,750.00         ZZ
                                         180        177,413.70          1
1


    10 HOLLAND ROAD                   12.400          1,883.27         74
                                      11.911          1,883.27      243,000.00
    WANTAGE          NJ   07461          1            10/20/98         00
    1875921                              05           12/01/98          0
    704250                               O            11/01/13
    0


    1875374          F76/H74             F          125,630.00         ZZ
                                         360        125,191.84          1
    59 BOYDEN AVENUE                  13.600          1,448.88         85
                                      12.910          1,448.88      147,800.00
    MAPLEWOOD        NJ   07040          1            09/09/98         00
    1875939                              05           11/01/98          0
    704025                               O            10/01/28
    0


    1875393          F76/H74             F           11,100.00         ZZ
                                         360         11,074.91          1
    11833 SOUTH WALLACE               10.850            104.45         75
                                      10.160            104.45       14,800.00
    CHICAGO          IL   60628          1            11/25/98         00
    1875954                              05           01/01/99          0
    784170                               N            12/01/28
    0


    1875401          F76/H74             F           28,475.00         ZZ
                                         360         28,431.09          1
    174 MCLAUGHLIN AVENUE             11.750            287.43         85
                                      11.060            287.43       33,500.00
    MUSKEGON         MI   49442          1            12/02/98         00
    1875970                              05           02/01/99          0
    784185                               O            01/01/29
    0


    1875517          F76/H74             F           24,700.00         ZZ
                                         180         24,304.34          1
    5230 EAST 10TH AVENUE             13.750            324.80         65
                                      13.060            324.80       38,000.00
    GARY             IN   46403          5            08/26/98         00
    1875988                              05           10/01/98          0
    782617                               O            09/01/13
    0


    1875697          F76/H74             F           70,890.00         ZZ
                                         180         70,735.20          1
    900 MIDDLESEX ROAD                10.140            629.46         84
                                       9.651            629.46       85,000.00
    BALTIMORE        MD   21221          5            12/18/98         00
    1875996                              02           02/01/99          0
1


    704602                               O            01/01/14
    0


    1875790          F76/H74             F           19,200.00         ZZ
                                         240         19,062.02          1
    8268 MARCUS STREET                10.900            196.88         80
                                      10.210            196.88       24,000.00
    DETROIT          MI   48211          5            11/02/98         00
    1876002                              05           01/01/99          0
    783800                               N            12/01/18
    0


    1875808          F76/H74             F           85,000.00         ZZ
                                         180         84,781.47          1
    403 GORDON ROAD                   11.000            809.47         61
                                      10.511            809.47      140,000.00
    AMBLER           PA   19002          5            10/26/98         00
    1876010                              05           12/01/98          0
    704296                               N            11/01/13
    0


    1875942          F76/H74             F           61,500.00         ZZ
                                         360         60,888.68          2
    1615 HOLLADAY STREET              10.850            578.72         75
                                      10.160            578.72       82,000.00
    PORTSMOUTH       VA   23704          1            12/18/98         00
    1876028                              23           02/01/99          0
    704571                               N            01/01/29
    0


    1875957          F76/H74             F           21,750.00         ZZ
                                         240         21,608.35          1
    7223 EUNICE AVENUE                11.650            234.20         75
                                      10.960            234.20       29,000.00
    ST LOUIS         MO   63136          5            11/04/98         00
    1876036                              05           01/01/99          0
    783998                               N            12/01/18
    0


    1876146          F76/H74             F           32,500.00         ZZ
                                         180         32,407.99          1
    300 ROSEDALE                      11.750            328.06         65
                                      11.261            328.06       50,000.00
    DETROIT          MI   48202          5            08/25/98         00
    1876093                              05           10/01/98          0
    782508                               O            09/01/13
    0


1


    1876245          F76/H74             F          168,000.00         ZZ
                                         180        167,614.08          1
    2132 CHARING CROSS                 9.900          1,461.92         80
                                       9.411          1,461.92      210,000.00
    BRUNSWICK        GA   31525          1            12/22/98         00
    1876127                              05           02/01/99          0
    704613                               O            01/01/14
    0


    1876268          F76/H74             F           41,250.00         ZZ
                                         180         40,340.04          1
    3114 HIGHWAY 71 NORTH EAST        12.500            508.42         75
                                      11.810            508.42       55,000.00
    MOUNTAINBURG     AR   72946          5            10/16/98         00
    1876135                              05           11/21/98          0
    783836                               O            10/21/13
    0


    1876323          F76/H74             F           65,600.00         ZZ
                                         360         65,391.17          1
    106 DAVIS ROAD                    12.600            705.22         80
                                      11.910            705.22       82,000.00
    STOCKBRIDGE      GA   30281          1            05/26/98         00
    1876143                              05           07/01/98          0
    702688                               O            06/01/28
    0


    1876357          F76/H74             F           67,000.00         ZZ
                                         360         66,878.33          1
    483 TOWNSEND AVENUE               11.000            638.06         74
                                      10.310            638.06       91,000.00
    NEW HAVEN        CT   06512          1            12/17/98         00
    1876168                              05           02/01/99          0
    704598                               O            01/01/29
    0


    1876382          F76/H74             F           65,100.00         ZZ
                                         180         64,951.25          1
    1839 BRITT ROAD                   10.800            610.14         70
                                      10.311            610.14       93,000.00
    ST. PAULS        NC   28384          1            11/18/98         00
    1876176                              27           01/01/99          0
    784096                               O            12/01/13
    0


    1877384          K08/G61             F           35,000.00         ZZ
                                         360         34,918.54          1
    72 JACKSON STREET                  8.750            275.35         50
                                       8.375            275.35       70,000.00
1


    FREEHOLD         NJ   07728          5            01/27/99         00
    1876960                              05           03/01/99          0
    411176035                            N            02/01/29
    0


    1878731          560/560             F          199,800.00         ZZ
                                         360        197,993.27          1
    111 CENTRAL STREET                 7.750          1,431.40         90
                                       7.500          1,431.40      222,000.00
    PEABODY          MA   01960          1            09/29/98         21
    160731105                            05           11/01/98         25
    160731105                            O            10/01/28
    0


    1878732          560/560             F           47,000.00         ZZ
                                         360         46,741.73          1
    136 E PARK AVENUE                  8.000            344.87        100
                                       7.750            344.87       47,000.00
    GALLATIN         TN   37066          1            09/17/98         00
    160780102                            05           11/01/98          0
    160780102                            O            10/01/28
    0


    1878734          560/560             F          116,000.00         ZZ
                                         360        115,278.44          1
    ROUTE 16                           7.375            801.19         80
                                       7.125            801.19      145,000.00
    FAYETTEVILLE     WV   25840          1            09/25/98         00
    160782306                            05           11/01/98          0
    160782306                            O            10/01/28
    0


    1878735          560/560             F           82,450.00         ZZ
                                         360         81,763.19          1
    4339 CHASTAIN WALK DR              7.000            548.55         97
                                       6.750            548.55       85,000.00
    ATLANTA          GA   30342          1            10/05/98         04
    160789509                            01           12/01/98         18
    160789509                            O            11/01/28
    0


    1878736          560/560             F          191,750.00         ZZ
                                         360        190,594.21          1
    1106 21ST STREET PLACE NW          8.250          1,440.56        100
                                       8.000          1,440.56      191,750.00
    PUYALLUP         WA   98371          1            09/18/98         00
    161055108                            05           11/01/98          0
    161055108                            O            10/01/28
    0
1




    1878737          560/560             F          134,900.00         ZZ
                                         360        134,377.94          1
    552 JUNIPER PLACE                  8.875          1,073.33        100
                                       8.625          1,073.33      134,900.00
    WELLINGTON       FL   33414          1            11/17/98         00
    161361803                            05           01/01/99          0
    161361803                            O            12/01/28
    0


    1878738          560/560             F          127,900.00         ZZ
                                         360        127,386.81          1
    4721 SNAPDRAGON ROAD NW            8.875          1,017.63        100
                                       8.625          1,017.63      127,900.00
    ALBUQUERQUE      NM   87120          1            10/23/98         00
    161814207                            05           12/01/98          0
    161814207                            O            11/01/28
    0


    1878739          560/560             F          116,100.00         ZZ
                                         360        115,429.40          1
    20 NW 101 STREET                   7.750            831.76         90
                                       7.500            831.76      129,000.00
    MIAMI            FL   33150          1            09/30/98         00
    161830500                            05           11/01/98          0
    161830500                            O            10/01/28
    0


    1878740          560/560             F           56,950.00         ZZ
                                         360         56,782.98          1
    3548 T STREET                      9.625            484.07         95
                                       9.375            484.07       59,950.00
    TACOMA           WA   98404          1            11/17/98         00
    161837901                            05           01/01/99          0
    161837901                            N            12/01/28
    0


    1878741          560/560             F          161,850.00         ZZ
                                         360        161,130.88          1
    514 MABLE MASON COVE               8.375          1,230.18        100
                                       8.125          1,230.18      161,850.00
    LAVERGNE         TN   37086          1            10/28/98         00
    161905104                            05           12/01/98          0
    161905104                            O            11/01/28
    0


    1878742          560/560             F           85,500.00         ZZ
                                         360         85,120.06          1
1


    17 PAT DR                          8.375            649.87         90
                                       8.125            649.87       95,000.00
    POWDER SPRINGS   GA   30127          1            10/27/98         00
    161942404                            05           12/01/98          0
    161942404                            O            11/01/28
    0


    1878744          560/560             F           89,900.00         ZZ
                                         360         89,241.87          1
    8219 CUSTER ROAD SW                7.750            644.06        100
                                       7.500            644.06       89,901.00
    LAKEWOOD         WA   98499          1            10/23/98         00
    161965108                            05           12/01/98          0
    161965108                            O            11/01/28
    0


    1878745          560/560             F           90,600.00         ZZ
                                         360         90,165.80          1
    7948 BOARD DR                      8.000            664.80         95
                                       7.750            664.80       95,500.00
    BATON ROUGE      LA   70817          1            10/23/98         00
    162094502                            05           12/01/98          0
    162094502                            N            11/01/28
    0


    1878746          560/560             F          133,650.00         ZZ
                                         360        132,924.85          1
    5160 E AVALON DRIVE                7.375            923.09         90
                                       7.125            923.09      148,500.00
    PHOENIX          AZ   85018          1            10/15/98         00
    162104400                            05           12/01/98          0
    162104400                            O            11/01/28
    0


    1878747          560/560             F           74,100.00         ZZ
                                         360         73,555.03          1
    2711 S 14TH STREET                 9.000            596.23         95
                                       8.750            596.23       78,000.00
    TACOMA           WA   98405          1            10/14/98         00
    162210306                            05           12/01/98          0
    162210306                            N            11/01/28
    0


    1878748          560/560             F          123,300.00         ZZ
                                         360        122,843.76          1
    993 SWAYZE AVE                     8.500            948.08         90
                                       8.250            948.08      137,000.00
    WASHINGTON CROS  PA   18977          1            11/24/98         00
    162248009                            05           01/01/99          0
1


    162248009                            O            12/01/28
    0


    1878749          560/560             F          214,200.00         ZZ
                                         360        213,223.89          1
    17801 SE 35TH CIRCLE               8.250          1,609.22         90
                                       8.000          1,609.22      238,000.00
    VANCOUVER        WA   98683          1            10/14/98         00
    162277701                            05           12/01/98          0
    162277701                            O            11/01/28
    0


    1878750          560/560             F          128,987.00         ZZ
                                         360        128,428.25          1
    6036 SUN BERRY CIRCLE              8.500            991.80        100
                                       8.250            991.80      129,000.00
    BOYNTON BEACH    FL   33437          1            10/23/98         00
    162388300                            05           12/01/98          0
    162388300                            O            11/01/28
    0


    1878751          560/560             F          225,000.00         ZZ
                                         360        224,308.72          1
    3627 LYNN LANE                     8.500          1,730.06         90
                                       8.250          1,730.06      250,000.00
    NAZARETH         PA   18064          1            12/30/98         00
    162405807                            05           02/01/99          0
    162405807                            O            01/01/29
    0


    1878752          560/560             F           86,100.00         ZZ
                                         360         85,812.41          1
    932 PERRY MEADOWS DR NE            9.000            692.79         90
                                       8.750            692.79       95,715.00
    RIO RANCHO       NM   87124          1            11/11/98         21
    162549604                            03           01/01/99         25
    162549604                            O            12/01/28
    0


    1878754          560/560             F           82,530.00         ZZ
                                         360         82,232.34          1
    493 CIMARRON MEADOWS DRIVE NE      8.625            641.91         90
                                       8.375            641.91       91,700.00
    RIO RANCHO       NM   87124          1            11/30/98         00
    162549901                            03           01/01/99          0
    162549901                            O            12/01/28
    0


1


    1878756          560/560             F          118,350.00         ZZ
                                         360        117,768.51          1
    906 GRAHAM DRIVE                   7.875            858.12         90
                                       7.625            858.12      131,500.00
    OLD HICKORY      TN   37138          1            10/30/98         00
    163258700                            03           12/01/98          0
    163258700                            O            11/01/28
    0


    1878757          560/560             F           79,600.00         ZZ
                                         360         79,272.29          1
    4800 RANDEE CIRCLE                 8.750            626.22        100
                                       8.500            626.22       79,650.00
    PENSACOLA        FL   32506          1            10/30/98         00
    163272701                            05           12/01/98          0
    163272701                            O            11/01/28
    0


    1878758          560/560             F          176,400.00         ZZ
                                         360        175,747.31          1
    4076 KINGSBURY BOULEVARD           8.500          1,356.37         90
                                       8.250          1,356.37      197,600.00
    COPLEY           OH   44321          1            11/19/98         04
    163455702                            05           01/01/99         25
    163455702                            O            12/01/28
    0


    1878759          560/560             F          126,950.00         ZZ
                                         360        126,514.94          1
    16788 SE GORDON AVENUE             8.875          1,010.08        100
                                       8.625          1,010.08      126,950.00
    MILWAUKIE        OR   97267          1            11/12/98         00
    163523202                            05           01/01/99          0
    163523202                            O            12/01/28
    0


    1878761          560/560             F           42,750.00         ZZ
                                         360         42,597.16          1
    118 PERRY LEE DRIVE                7.750            306.27         95
                                       7.500            306.27       45,000.00
    HATTIESBURG      MS   39402          1            12/31/98         00
    163963309                            05           02/01/99          0
    163963309                            N            01/01/29
    0


    1878763          560/560             F           74,350.00         ZZ
                                         360         74,121.58          1
    3829 W. OREGON                     8.500            571.69         90
                                       8.250            571.69       82,650.00
1


    PHOENIX          AZ   85019          1            12/07/98         21
    164165409                            03           02/01/99         25
    164165409                            O            01/01/29
    0


    1878765          560/560             F           48,450.00         ZZ
                                         360         48,284.80          1
    119 NORTH SECOND STREET            9.875            420.72         95
                                       9.625            420.72       51,000.00
    MCSHERRYSTOWN    PA   17344          1            11/25/98         00
    164504003                            05           01/01/99          0
    164504003                            N            12/01/28
    0


    1878766          560/560             F          166,500.00         ZZ
                                         360        166,001.37          1
    734 N. CHESTER ROAD                8.625          1,295.02         90
                                       8.375          1,295.02      185,000.00
    WEST CHESTER     PA   19380          1            12/22/98         00
    164603003                            05           02/01/99          0
    164603003                            O            01/01/29
    0


    1878767          560/560             F           86,400.00         ZZ
                                         360         86,072.07          1
    2625 HAMPSHIRE DRIVE               8.375            656.71         90
                                       8.125            656.71       96,000.00
    GARLAND          TX   75040          1            12/04/98         00
    164653206                            05           01/01/99          0
    164653206                            O            12/01/28
    0


    1878768          560/560             F           99,950.00         ZZ
                                         360         99,650.64          1
    19306 CRESCENT DRIVE E             8.625            777.41        100
                                       8.375            777.41       99,950.00
    SPANAWAY         WA   98387          1            12/04/98         00
    164857708                            05           02/01/99          0
    164857708                            O            01/01/29
    0


    1878769          560/560             F          123,600.00         ZZ
                                         360        122,701.26          1
    1449 ROEBLING TRAIL                8.750            972.37         90
                                       8.500            972.37      137,435.00
    PENSACOLA        FL   32506          1            12/04/98         00
    164875908                            03           02/01/99          0
    164875908                            O            01/01/29
    0
1




    1878770          560/560             F          112,500.00         ZZ
                                         360        112,163.06          1
    2963 MURTLE OAK CIRCLE             8.625            875.02         90
                                       8.375            875.02      125,000.00
    DAVIE            FL   33328          1            12/10/98         00
    164939506                            03           02/01/99          0
    164939506                            O            01/01/29
    0


    1878771          560/560             F           49,400.00         ZZ
                                         360         49,285.89          1
    7021 TYLER STREET                  9.875            428.97         95
                                       9.625            428.97       52,000.00
    HOLLYWOOD        FL   33024          1            12/04/98         00
    164943102                            05           02/01/99          0
    164943102                            N            01/01/29
    0


    1878772          560/560             F           79,000.00         ZZ
                                         360         78,769.37          1
    2554 N.W. 10 STREET                8.750            621.50        100
                                       8.500            621.50       79,000.00
    DELRAY BEACH     FL   33445          1            12/10/98         00
    165050808                            03           02/01/99          0
    165050808                            O            01/01/29
    0


    1878773          560/560             F           27,000.00         ZZ
                                         360         26,917.03          1
    ROUTE 1 BOX 158P                   8.500            207.61         90
                                       8.250            207.61       30,000.00
    KOPPERL          TX   76652          1            12/22/98         04
    165163809                            05           02/01/99         25
    165163809                            O            01/01/29
    0


    1878775          560/560             F           88,350.00         ZZ
                                         360         88,129.22          1
    571 BALSOM ROAD                    9.500            742.90         95
                                       9.250            742.90       93,000.00
    LUSBY            MD   20657          1            12/23/98         00
    165383001                            03           02/01/99          0
    165383001                            N            01/01/29
    0


    1878776          560/560             F           47,400.00         ZZ
                                         360         47,196.46          1
1


    501 5TH AVE                        7.875            343.69         95
                                       7.625            343.69       49,900.00
    PETAL            MS   39465          1            12/08/98         00
    165687906                            05           02/01/99          0
    165687906                            N            01/01/29
    0


    1878777          560/560             F           75,000.00         ZZ
                                         360         74,786.61          1
    4520 BARKMAN CIRCLE                8.875            596.74         95
                                       8.625            596.74       79,000.00
    COLORADO SPRING  CO   80916          1            12/18/98         00
    165697400                            05           02/01/99          0
    165697400                            N            01/01/29
    0


    1878779          560/560             F           44,650.00         ZZ
                                         360         44,522.71          1
    13 NORTH LANE                      7.750            319.88         95
                                       7.500            319.88       47,000.00
    HATTIESBURG      MS   39402          1            01/05/99         00
    166090407                            05           03/01/99          0
    166090407                            N            02/01/29
    0


    1878780          560/560             F           42,750.00         ZZ
                                         360         42,597.16          1
    120 PERRY LEE DRIVE                7.750            306.27         95
                                       7.500            306.27       45,000.00
    HATTIESBURG      MS   39402          1            12/31/98         00
    166096701                            05           02/01/99          0
    166096701                            N            01/01/29
    0


    1878781          560/560             F          300,000.00         ZZ
                                         360        298,267.29          1
    501 KING POINTE TRAIL              7.750          2,149.24         85
                                       7.500          2,149.24      356,500.00
    FRANKLIN LAKES   NJ   07410          1            09/28/98         04
    459728408                            05           11/01/98         12
    459728408                            O            10/01/28
    0


    1878782          560/560             F           51,700.00         ZZ
                                         360         51,181.96          1
    351 SCOTT MILL RD                  8.000            379.36         85
                                       7.750            379.36       61,000.00
    CANTON           GA   30114          2            03/14/98         04
    491693107                            05           05/01/98         20
1


    491693107                            N            04/01/28
    0


    1878783          560/560             F           69,300.00         ZZ
                                         360         68,766.11          1
    625 ANN AVENUE                     8.000            508.50         90
                                       7.750            508.50       77,000.00
    NILES            OH   44446          5            06/05/98         00
    495778003                            05           08/01/98          0
    495778003                            O            07/01/28
    0


    1878784          560/560             F           94,500.00         ZZ
                                         360         94,058.39          1
    138 ASHBROOK STREET                8.125            701.66         90
                                       7.875            701.66      105,000.00
    SPRINGFIELD      MA   01118          1            10/30/98         21
    497507400                            05           12/01/98         25
    497507400                            N            11/01/28
    0


    1878785          560/560             F          160,500.00         ZZ
                                         360        157,696.25          4
    2260 PARK LANE                     7.875          1,163.74         85
                                       7.625          1,163.74      188,900.00
    HOLT             MI   48842          1            08/14/98         04
    497700401                            23           10/01/98         12
    497700401                            O            09/01/28
    0


    1878787          560/560             F           72,800.00         T
                                         360         72,550.99          1
    14906 SALAMANDER PLACE            10.875            686.43         80
                                      10.619            686.43       91,000.00
    TAMPA            FL   33625          1            08/21/98         00
    498247105                            05           10/01/98          0
    498247105                            O            09/01/28
    0


    1878788          560/560             F           83,100.00         ZZ
                                         360         81,708.85          4
    834 SUNSET AVENUE                  7.375            573.96         75
                                       7.125            573.96      110,875.00
    CINCINNATI       OH   45205          1            08/31/98         00
    498348804                            23           10/01/98          0
    498348804                            N            09/01/28
    0


1


    1878789          560/560             F           58,500.00         ZZ
                                         360         58,127.97          1
    6351 PINE DRIVE                    7.875            424.17         90
                                       7.625            424.17       65,000.00
    HUNTINGTON       WV   25705          1            08/27/98         04
    498519503                            07           10/01/98         25
    498519503                            N            09/01/28
    0


    1878790          560/560             F          174,400.00         ZZ
                                         360        173,727.52          1
    9 LINDSEY PLACE                    8.500          1,340.99         75
                                       8.250          1,340.99      232,625.00
    HOLBROOK         NY   11741          1            11/18/98         00
    498719400                            05           01/01/99          0
    498719400                            O            12/01/28
    0


    1878791          560/560             F           62,050.00         ZZ
                                         360         61,599.72          2
    3102 3104 S 130TH EAST PLACE       7.875            449.91         85
                                       7.625            449.91       73,000.00
    TULSA            OK   74134          1            09/17/98         00
    498798909                            23           11/01/98          0
    498798909                            N            10/01/28
    0


    1878792          560/560             F           21,600.00         ZZ
                                         360         21,263.75          1
    186 CHARLES STREET                 7.625            152.89         90
                                       7.375            152.89       24,000.00
    JOHNSON CITY     NY   13790          1            10/02/98         04
    499040004                            05           12/01/98         25
    499040004                            N            11/01/28
    0


    1878793          560/560             F           75,000.00         ZZ
                                         360         74,577.41          1
    301 RICHLAND AVENUE                7.875            543.81        100
                                       7.625            543.81       75,000.00
    SAINT MATTHEWS   SC   29135          1            09/15/98         00
    499154003                            05           11/01/98          0
    499154003                            O            10/01/28
    0


    1878795          560/560             F          197,000.00         ZZ
                                         360        193,684.60          1
    620 SPRING HILL DRIVE              7.750          1,411.34         51
                                       7.500          1,411.34      390,000.00
1


    MORGAN HILL      CA   95037          5            08/27/98         00
    499159903                            05           10/01/98          0
    499159903                            O            09/01/28
    0


    1878797          560/560             F           82,800.00         ZZ
                                         360         82,273.46          1
    5421 N EVERGREEN ROAD              7.875            600.36         90
                                       7.625            600.36       92,000.00
    SPOKANE          WA   99216          1            08/28/98         04
    499208007                            05           10/01/98         25
    499208007                            N            09/01/28
    0


    1878799          560/560             F           67,800.00         ZZ
                                         360         67,388.53          1
    1226B HOLMES AVENUE                7.500            474.07         85
                                       7.250            474.07       80,000.00
    CHARLOTTESVILLE  VA   22901          5            09/30/98         04
    499781300                            07           11/01/98         25
    499781300                            N            10/01/28
    0


    1878800          560/560             F          118,000.00         ZZ
                                         360        117,413.73          1
    34417 POTTER STREET                8.500            907.32        100
                                       8.250            907.32      118,000.00
    MEMPHIS          MI   48041          1            10/01/98         00
    499847002                            05           11/01/98          0
    499847002                            O            10/01/28
    0


    1878801          560/560             F          161,100.00         ZZ
                                         360        160,347.13          1
    9788 NW 4TH STREET                 8.125          1,196.17         90
                                       7.875          1,196.17      179,000.00
    CORAL SPRINGS    FL   33071          1            10/26/98         00
    499903102                            05           12/01/98          0
    499903102                            O            11/01/28
    0


    1878802          560/560             F          112,800.00         ZZ
                                         180        110,824.30          1
    103 SOUTH MAIN STREET              8.625          1,119.07        100
                                       8.375          1,119.07      112,800.00
    WEAVERVILLE      NC   28787          2            11/12/98         00
    162296404                            05           01/01/99          0
    162296404                            O            12/01/13
    0
1




    1878804          560/560             F           70,700.00         ZZ
                                         180         68,277.94          4
    17 LINCOLN AVENUE                  7.750            665.49         70
                                       7.500            665.49      101,000.00
    RUTLAND          VT   05701          2            12/14/98         00
    162597900                            23           02/01/99          0
    162597900                            N            01/01/14
    0


    1878805          560/560             F           49,400.00         ZZ
                                         180         48,444.65          1
    2009 ADELINE STREET                8.750            493.73         95
                                       8.500            493.73       52,000.00
    HATTIESBURG      MS   39401          1            10/30/98         00
    163699903                            05           12/01/98          0
    163699903                            N            11/01/13
    0


    1878807          560/560             F           88,830.00         ZZ
                                         180         87,314.02          1
    4165 GRAND MEADOWS BOULEVARD       8.375            868.25         90
                                       8.125            868.25       98,700.00
    MELBOURNE        FL   32934          1            11/24/98         00
    495143802                            03           01/01/99          0
    495143802                            O            12/01/13
    0


    1878808          560/560             F           30,000.00         ZZ
                                         180         28,982.33          1
    2430 RUTH STREET                   7.625            280.24         33
                                       7.375            280.24       93,000.00
    NEW CASTLE       PA   16101          5            06/25/98         00
    496542309                            05           08/01/98          0
    496542309                            O            07/01/13
    0


    1878809          560/560             F           82,300.00         ZZ
                                         180         79,800.51          1
    226 S MORAINE STREET               7.750            774.67         86
                                       7.500            774.67       96,000.00
    TULARE           CA   93274          5            09/16/98         21
    498013903                            05           11/01/98         20
    498013903                            N            10/01/13
    0


    1878837          F76/H74             F           41,250.00         ZZ
                                         360         41,180.55          1
1


    15424 BIRWOOD                     12.200            430.66         75
                                      11.510            430.66       55,000.00
    DETROIT          MI   48238          5            11/13/98         00
    1876192                              05           01/01/99          0
    784066                               O            12/01/28
    0


    1878866          F76/H74             F           64,800.00         ZZ
                                         360         64,686.34          1
    200 ROGERS ROAD                   10.100            573.46         67
                                       9.410            573.46       97,500.00
    JESUP            GA   31545          5            01/14/99         00
    1876200                              05           03/01/99          0
    704636                               O            02/01/29
    0


    1878922          F76/H74             F           47,200.00         ZZ
                                         180         47,073.42          1
    182 SHERMAN STREET                10.050            415.96         80
                                       9.561            415.96       59,000.00
    PERTH AMBOY      NJ   08861          5            11/10/98         00
    1876218                              05           01/01/99          0
    783963                               O            12/01/13
    0


    1878965          F76/H74             F           30,000.00         ZZ
                                         240         29,665.01          1
    2006 JANICE                       12.300            336.62         60
                                      11.610            336.62       50,000.00
    FLINT            MI   48504          5            11/23/98         00
    1876226                              05           01/01/99          0
    784128                               N            12/01/18
    0


    1878971          F76/H74             F           17,000.00         ZZ
                                         180         16,604.52          1
    2428 LETITIA ST                   11.950            203.49         85
                                      11.260            203.49       20,000.00
    VICKSBURG        MS   39180          5            06/30/98         00
    1876234                              05           08/04/98          0
    781823                               O            07/04/13
    0


    1878977          F76/H74             F           44,833.00         ZZ
                                         180         43,953.71          1
    3656 PIEDMONT DRIVE               10.150            485.91         61
                                       9.460            485.91       74,000.00
    NEW ORLEANS      LA   70122          5            10/30/98         00
    1876242                              05           11/30/98          0
1


    783931                               N            10/30/13
    0


    1881441          E82/G02             F          133,600.00         ZZ
                                         360        133,189.61          1
    226 JOHNSONBURG ROAD               7.375            922.74         83
                                       7.125            922.74      162,000.00
    ALLAMUCHY        NJ   07820          1            02/03/99         00
    0400170445                           05           03/01/99          0
    0400170445                           O            02/01/29
    0


    1882666          A38/G61             F           44,700.00         ZZ
                                         360         44,545.45          1
    8029 BENDELL DRIVE                10.250            400.56         85
                                       9.784            400.56       53,000.00
    HOUSTON          TX   77017          1            09/28/98         00
    1878818                              05           11/01/98          0
    2120248                              O            10/01/28
    0


    1882771          560/560             F          156,100.00         ZZ
                                         360        154,540.56          1
    505 NE 139TH AVENUE                8.500          1,200.28        100
                                       8.250          1,200.28      156,100.00
    VANCOUVER        WA   98684          1            11/24/98         00
    164523300                            05           01/01/99          0
    164523300                            O            12/01/28
    0


    1882786          560/560             F           54,000.00         ZZ
                                         360         53,860.80          1
    21 HOWARD PLACE                    8.250            405.69         90
                                       8.000            405.69       60,000.00
    JERSEY CITY      NJ   07306          1            01/29/99         00
    165679309                            05           03/01/99          0
    165679309                            O            02/01/29
    0


    1882809          560/560             F           98,900.00         ZZ
                                         360         98,670.78          3
    519 EAST MAIN STREET               8.375            751.72         90
                                       8.125            751.72      109,900.00
    FALL RIVER       MA   02724          1            02/18/99         21
    167206101                            23           04/01/99         25
    167206101                            N            03/01/29
    0


1


    1883281          624/G61             F          281,250.00         ZZ
                                         360        279,846.47          1
    3111 ARLOTTE AVENUE                7.000          1,871.16         75
                                       6.750          1,871.16      375,000.00
    LONG BEACH       CA   90808          5            11/20/98         00
    1875061                              05           01/01/99          0
    3480028033                           O            12/01/28
    0


    1884070          Q17/G01             F          392,500.00         ZZ
                                         360        391,598.50          1
    316 WHITE HORSE TRAIL              7.375          2,710.90         76
                                       7.125          2,710.90      523,000.00
    PALM DESRET      CA   92260          5            02/05/99         00
    0431241579                           01           04/01/99          0
    98124768                             O            03/01/29
    0


    1884565          163/G61             F          138,122.02         ZZ
                                         276        135,805.28          1
    10470 MAHOGANY COURT               7.625          1,062.64         85
                                       7.327          1,062.64      163,900.00
    RANCHO CUCAMONG  CA   91701          1            06/01/98         14
    1874700                              03           07/01/98         17
    200511714                            O            06/01/21
    0


    1884572          163/G61             F           93,600.00         ZZ
                                         180         87,801.17          1
    371 LANDER DRIVE                   7.250            854.44         80
                                       6.952            854.44      117,000.00
    HENDERSON        NV   89014          1            10/29/97         00
    1874940                              03           12/01/97          0
    215896139                            O            11/01/12
    0


    1884575          163/G61             F          188,350.00         ZZ
                                         360        186,722.60          1
    16114 CALAHAN STREET               8.250          1,415.01         94
                                       7.952          1,415.01      202,000.00
    LOS ANGELES      CA   91343          2            04/23/98         12
    1874999                              05           06/01/98         30
    216126064                            O            05/01/28
    0


    1884577          163/G61             F          109,383.00         ZZ
                                         360        106,581.37          1
    624 HILLSIDE AVENUE                8.000            802.61        100
                                       7.702            802.61      110,000.00
1


    ROCHESTER        NY   14610          2            01/09/97         00
    1875012                              05           03/01/97          0
    372325673                            O            02/01/27
    0


    1884579          163/G61             F           69,900.00         ZZ
                                         360         69,105.90          1
    94 WAVERLY ST                      7.250            476.84         85
                                       6.952            476.84       83,000.00
    WARWICK          RI   02889          2            03/20/98         00
    1875053                              05           05/01/98          0
    372883283                            N            04/01/28
    0


    1884580          163/G61             F          299,000.00         ZZ
                                         360        296,106.07          1
    4396 KEYSTONE AVENUE               7.250          2,039.71         75
                                       6.952          2,039.71      399,000.00
    CULVER CITY      CA   90232          1            05/28/98         00
    1874684                              05           07/01/98          0
    372985929                            O            06/01/28
    0


    1884581          163/G61             F          109,250.00         ZZ
                                         240        106,943.34          1
    4913 15TH PLACE EAST               7.250            863.49         93
                                       6.952            863.49      117,480.00
    TUSCALOOSA       AL   35404          2            06/24/98         11
    1874718                              05           08/01/98         30
    373025613                            O            07/01/18
    0


    1884582          163/G61             F          108,900.00         ZZ
                                         240        106,816.14          1
    3355 NW DOGWOOD AVENUE             7.250            860.72         79
                                       6.952            860.72      137,850.00
    REDMOND          OR   97756          2            07/15/98         00
    1874726                              05           09/01/98          0
    373030488                            O            08/01/18
    0


    1884583          163/G61             F          124,500.00         ZZ
                                         180        119,621.41          1
    25302 LOST ARROW                   7.000          1,119.04         85
                                       6.702          1,119.04      146,480.00
    SAN ANTONIO      TX   78258          2            06/24/98         10
    1874759                              03           08/01/98         20
    373031306                            O            07/01/13
    0
1




    1884588          163/G61             F          181,822.00         ZZ
                                         360        177,866.49          1
    13296 ORANGEWOOD DRIVE             7.500          1,271.33        100
                                       7.202          1,271.33      181,830.00
    WOODBRIDGE       VA   22193          2            01/31/97         00
    1874858                              05           04/01/97          0
    56670534                             O            03/01/27
    0


    1884589          163/G61             F          116,200.00         ZZ
                                         360        113,777.53          1
    3013 ANTRIM CIRCLE                 8.000            852.63        100
                                       7.702            852.63      116,200.00
    DUMFRIES         VA   22026          2            01/27/97         00
    1874882                              09           03/01/97          0
    57043704                             O            02/01/27
    0


    1884590          163/G61             F          106,400.00         ZZ
                                         360        105,370.16          1
    6103 C HOSKINS HOLLOW CIRCLE       7.250            725.84         95
                                       6.952            725.84      112,000.00
    CENTREVILLE      VA   20121          5            04/28/98         10
    1874908                              09           07/01/98         30
    59503129                             O            06/01/28
    0


    1884591          163/G61             F          115,000.00         ZZ
                                         180         54,507.73          1
    770 S BANANA RIVER DRIVE           7.000          1,033.66         52
                                       6.702          1,033.66      221,160.00
    MERRITT ISLAND   FL   32952          1            04/16/93         00
    1874924                              05           06/01/93          0
    70943360                             O            05/01/08
    0


    1884856          M65/H74             F          140,000.00         ZZ
                                         180        139,600.03          2
    773 FOREST AVENUE                  9.750          1,202.82         80
                                       9.375          1,202.82      175,000.00
    BRONX            NY   10458          1            12/15/98         00
    1878669                              23           01/15/99          0
    1902                                 O            12/15/13
    0


    1885812          H48/G61             F           40,600.00         ZZ
                                         180         39,904.53          2
1


    164 MOUNT PLEASANT ST             10.490            448.54         70
                                       9.240            448.54       58,000.00
    MERIDEN          CT   06450          5            10/28/98         00
    1875228                              23           12/01/98          0
    CL982886                             N            11/01/13
    0


    1885888          N99/H74             F           18,400.00         ZZ
                                         180         17,999.54          1
    9914 HWY 259 N                    12.700            229.18         80
                                      10.200            229.18       23,000.00
    BEE SPRINGS      KY   42207          5            07/24/98         00
    1875145                              05           08/24/98          0
    00201363                             O            07/24/13
    0


    1885911          N99/H74             F           24,000.00         ZZ
                                         180         23,015.57          1
    133 HOLLY HEDGES DR               11.500            280.37         73
                                      11.000            280.37       33,000.00
    FLORENCE         MS   39073          5            12/16/97         00
    1875129                              27           01/22/98          0
    00204955                             O            12/22/12
    0


    1885958          N99/H74             F           36,000.00         ZZ
                                         180         35,851.49          1
    1644 SPANN AVE                     9.990            315.66         80
                                       9.615            315.66       45,000.00
    INDIANAPOLIS     IN   46203          5            09/08/98         00
    1875152                              05           10/08/98          0
    00202999                             N            09/08/13
    0


    1886031          N99/H74             F           54,110.00         ZZ
                                         180         53,228.96          1
    1107 5TH ST                       12.200            656.39         70
                                      11.325            656.39       77,300.00
    MOUNDSVILLE      WV   26041          5            09/03/98         00
    1875111                              05           11/01/98          0
    00202345                             O            10/01/13
    0


    1886038          N99/H74             F           48,000.00         ZZ
                                         240         47,505.33          1
    1123 SHALIMAR ST                  12.950            560.65         80
                                      11.700            560.65       60,000.00
    JACKSON          MS   39204          1            07/10/98         00
    1875095                              05           08/10/98          0
1


    00201296                             O            07/10/18
    0


    1886054          N99/H74             F           60,000.00         ZZ
                                         180         59,899.49          1
    3014 SOUTHSIDE BLVD               12.250            628.74         80
                                      11.500            628.74       75,000.00
    JACKSONVILLE     FL   32216          1            12/23/98         00
    1875137                              05           01/23/99          0
    00400151                             O            12/23/13
    0


    1886082          N99/H74             F           31,000.00         ZZ
                                         360         30,916.93          1
    3854 STATE ROUTE 601              12.000            318.87         74
                                      11.625            318.87       42,000.00
    GREENVILLE       KY   42345          1            09/24/98         00
    1875087                              05           10/24/98          0
    00201538                             O            09/24/28
    0


    1886112          N81/G61             F           57,600.00         ZZ
                                         180         57,416.70          3
    109 SMITH ST                       9.990            505.06         90
                                       9.615            505.06       64,000.00
    NEW BEDFORD      MA   02740          1            10/22/98         00
    1874643                              23           12/01/98          0
    0990                                 O            11/01/13
    0


    1886207          299/G61             F          262,700.00         ZZ
                                         360        261,760.91          1
    2005 CLEARWOOD CT                  7.750          1,882.01         92
                                       7.500          1,882.01      287,000.00
    SHELBY TWP       MI   48316          1            12/21/98         26
    1878875                              08           02/01/99         30
    1002084                              O            01/01/29
    0


    1887485          E84/G61             F           45,600.00         ZZ
                                         360         45,520.12          1
    6227 BELLEFONTAINE AVENUE         12.900            500.87         80
                                      11.900            500.87       57,000.00
    KANSAS CITY      MO   64130          2            10/26/98         00
    1877968                              05           12/01/98          0
    29980260                             O            11/01/28
    0


1


    1887515          E84/G61             F           58,500.00         ZZ
                                         360         58,445.35          1
    6394 VENUS AVENUE                 13.990            692.69         65
                                      13.240            692.69       90,000.00
    PORTAGE          IN   46368          2            12/18/98         00
    1877992                              05           02/01/99          0
    35980509                             O            01/01/29
    0


    1888542          698/G61             F           48,000.00         ZZ
                                         360         47,688.10          1
    ROUTE 2 BOX 1530                   8.800            379.33         75
                                       8.550            379.33       64,300.00
    DARDANELLE       AR   72834          5            06/09/98         00
    1875467                              05           08/01/98          0
    980000103                            O            07/01/28
    0


    1889552          526/526             F          114,750.00         ZZ
                                         360        114,406.15          1
    1306 28TH STREET ROAD              7.500            802.35         85
                                       7.250            802.35      136,000.00
    GREELEY          CO   80631          5            01/08/99         12
    353970                               05           03/01/99         12
    353970                               O            02/01/29
    0


    1889553          526/526             F          395,000.00         ZZ
                                         360        393,901.92          1
    100 ROYAL TIGER ROAD               7.875          2,864.02         64
                                       7.625          2,864.02      624,500.00
    BRECKENRIDGE     CO   80424          5            01/28/99         00
    354699                               05           03/01/99          0
    354699                               O            02/01/29
    0


    1889554          526/526             F          292,000.00         ZZ
                                         360        291,007.24          1
    30350 EARLY ROUND DRIVE            8.000          2,142.59         80
                                       7.750          2,142.59      365,000.00
    CANYON LAKE      CA   92587          5            12/23/98         00
    354831                               03           02/01/99          0
    354831                               O            01/01/29
    0


    1889556          526/526             F          152,000.00         ZZ
                                         360        151,544.51          4
    4624   KELL LANE                   7.500          1,062.81         85
                                       7.250          1,062.81      180,000.00
1


    LAS VEGAS        NV   89115          2            01/15/99         12
    357501                               23           03/01/99         12
    357501                               N            02/01/29
    0


    1889557          526/526             F           89,700.00         ZZ
                                         360         89,450.62          2
    12670    SW THIRD STREET           7.875            650.39         65
                                       7.625            650.39      138,000.00
    BEAVERTON        OR   97005          5            01/07/99         00
    357530                               23           03/01/99          0
    357530                               N            02/01/29
    0


    1889558          526/526             F           30,600.00         ZZ
                                         360         30,495.98          1
    5151     DANFIELD                  8.000            224.53         90
                                       7.750            224.53       34,000.00
    HOUSTON          TX   77053          1            12/31/98         10
    358495                               03           02/01/99         25
    358495                               N            01/01/29
    0


    1889559          526/526             F          123,600.00         ZZ
                                         360        123,256.38          1
    4801 CANYONWOOD DRIVE              7.875            896.19         84
                                       7.625            896.19      148,000.00
    AUSTIN           TX   78735          2            01/21/99         10
    359881                               03           03/01/99         30
    359881                               N            02/01/29
    0


    1889562          526/526             F          133,200.00         ZZ
                                         360        132,847.89          2
    109-111 MANSFIELD ST               8.125            989.01         90
                                       7.875            989.01      148,000.00
    FRAMINGHAM       MA   01703          1            02/05/99         01
    361510                               23           03/01/99         25
    361510                               N            02/01/29
    0


    1889563          526/526             F          133,200.00         ZZ
                                         360        132,847.89          2
    105/107 MANSFIELD STREET           8.125            989.01         90
                                       7.875            989.01      148,000.00
    FRAMINGHAM       MA   01703          1            02/05/99         14
    361511                               23           03/01/99         25
    361511                               N            02/01/29
    0
1




    1890290          698/G61             F           55,000.00         ZZ
                                         360         54,801.64          1
    6523 EAST DRAW                    10.625            508.25         85
                                       9.875            508.25       65,000.00
    MABERVALE        AR   72103          5            08/17/98         00
    1875178                              27           10/01/98          0
    9800158                              O            09/01/28
    0


    1890657          J95/J95             F          300,000.00         ZZ
                                         360        295,687.00          1
    24102 HILLHURST DRIVE              8.500          2,306.74         69
                                       8.250          2,306.74      440,000.00
    LAGUNA NIGUEL    CA   92677          4            08/06/97         00
    0004563201                           05           09/01/97          0
    0004563201                           N            08/01/27
    0


    1890703          808/G61             F          640,000.00         ZZ
                                         360        638,455.46          1
    118 SOUTH WINDSOR BOULEVARD        7.125          4,311.80         70
                                       6.875          4,311.80      925,000.00
    LOS ANGELES      CA   90004          5            02/23/99         00
    1875202                              05           04/01/99          0
    9500086                              O            03/01/29
    0


    1890759          808/G61             F          104,000.00         ZZ
                                         180        103,020.49          1
    8434 "H" AVENUE                    7.125            942.07         80
                                       6.875            942.07      130,000.00
    HESPERIA         CA   92345          5            02/10/99         00
    1875210                              05           04/01/99          0
    9309309                              O            03/01/14
    0


    1891571          F76/H74             F          104,637.00         ZZ
                                         180        102,510.76          1
    143 SIMS ROAD                      9.750          1,108.49         84
                                       9.060          1,108.49      126,000.00
    TYRONE           GA   30290          5            09/18/98         00
    1876465                              05           11/01/98          0
    560005                               O            10/01/13
    0


    1891572          F76/H74             F           77,600.00         ZZ
                                         180         77,434.86          1
1


    1204 OAKFIELD DRIVE               12.490            827.59         80
                                      12.001            827.59       97,000.00
    ATLANTA          GA   30316          5            09/15/98         00
    1876473                              05           11/01/98          0
    560008                               O            10/01/13
    0


    1891578          F76/H74             F           57,800.00         ZZ
                                         180         57,646.16          1
    25 JONES STREET                   12.990            638.93         85
                                      12.501            638.93       68,000.00
    CARTERSVILLE     GA   30120          5            06/25/98         00
    1876499                              05           08/01/98          0
    703007                               O            07/01/13
    0


    1891585          F76/H74             F           62,000.00         ZZ
                                         180         61,813.40          1
    1925 CAROLINA AVE.                10.900            585.76         80
                                      10.411            585.76       77,500.00
    ORANGEBURG       SC   29115          1            09/14/98         00
    1876507                              05           11/01/98          0
    703903                               O            10/01/13
    0


    1891586          F76/H74             F          148,000.00         ZZ
                                         360        147,617.13          4
    795 SUMMER AVE                    11.600          1,476.93         80
                                      10.910          1,476.93      185,000.00
    ESSEX            NJ   07104          1            09/14/98         00
    1876515                              23           11/01/98          0
    703929                               N            10/01/28
    0


    1891587          F76/H74             F           76,000.00         ZZ
                                         360         75,741.47          1
    4211 PARK BOULEVARD               10.900            718.03         80
                                      10.210            718.03       95,000.00
    WILDWOOD         NJ   08260          5            08/25/98         00
    1876523                              05           10/01/98          0
    703953                               O            09/01/28
    0


    1891589          F76/H74             F          144,500.00         ZZ
                                         360        144,050.79          1
    129 HUCKLEBERRY DRIVE             10.100          1,278.78         85
                                       9.410          1,278.78      170,000.00
    LAPLATA          MD   20646          5            10/16/98         00
    1876531                              09           12/01/98          0
1


    704230                               O            11/01/28
    0


    1891590          F76/H74             F           37,500.00         ZZ
                                         360         37,398.69          1
    2213 MADISON STREET               11.400            368.50         75
                                      10.710            368.50       50,000.00
    CHESTER          PA   19015          1            09/28/98         00
    1876549                              05           11/01/98          0
    704340                               O            10/01/28
    0


    1891591          F76/H74             F           40,500.00         ZZ
                                         180         40,408.77          1
    113 N GAINES STREET               11.600            404.16         75
                                      11.111            404.16       54,000.00
    OAK HILL         FL   32759          1            11/02/98         00
    1876556                              05           12/01/98          0
    704393                               O            11/01/13
    0


    1891592          F76/H74             F          131,250.00         ZZ
                                         360        130,950.05          1
    131 GRANDVIEW TERRACE             10.800          1,230.13         75
                                      10.110          1,230.13      175,000.00
    BROOKLYN         CT   06234          5            11/03/98         00
    1876564                              05           01/01/99          0
    704400                               O            12/01/28
    0


    1891593          F76/H74             F           39,200.00         ZZ
                                         180         39,120.31          1
    4301 EMERSON AVENUE SOUTH         11.700            394.19         80
                                      11.211            394.19       49,000.00
    ST. PETERSBERG   FL   33711          1            11/06/98         00
    1876572                              05           01/01/99          0
    704441                               O            12/01/13
    0


    1891594          F76/H74             F          102,000.00         ZZ
                                         180        101,745.48          1
    4304 WEST END DRIVE               10.390            924.66         85
                                       9.901            924.66      120,000.00
    RICHMOND         VA   23294          5            11/18/98         00
    1876580                              05           01/01/99          0
    704469                               O            12/01/13
    0


1


    1891600          F76/H74             F           31,850.00         ZZ
                                         360         31,810.88          1
    11760 CHILDRESS ROAD              11.750            321.50         70
                                      11.060            321.50       45,500.00
    KEVIL            KY   42053          5            01/22/99         00
    1876614                              05           03/01/99          0
    704650                               O            02/01/29
    0


    1891603          F76/H74             F           39,950.00         ZZ
                                         180         39,905.82          1
    323 ALLEN STREET                  10.890            377.14         85
                                      10.401            377.14       47,000.00
    PUNTA GORDA      FL   33950          1            02/25/99         00
    1876630                              05           04/01/99          0
    704681                               O            03/01/14
    0


    1891605          F76/H74             F           46,500.00         ZZ
                                         180         45,446.69          1
    3411 GRAYS CREEK ROAD             13.250            596.01         75
                                      12.560            596.01       62,000.00
    DRY PRONG        LA   71423          5            05/29/98         00
    1876648                              05           07/03/98          0
    781398                               O            06/03/13
    0


    1891609          F76/H74             F           59,500.00         ZZ
                                         180         59,294.92          1
    3525 TROLL LANE                   11.350            582.42         85
                                      10.861            582.42       70,000.00
    FARMVILLE        NC   27828          5            07/23/98         00
    1876655                              27           09/01/98          0
    782282                               O            08/01/13
    0


    1891610          F76/H74             F           28,000.00         ZZ
                                         240         27,772.34          1
    1507 RAY STREET                   13.150            331.04         80
                                      12.460            331.04       35,000.00
    TEXARKANA        AR   71854          5            07/30/98         00
    1876663                              05           10/01/98          0
    782349                               O            09/01/18
    0


    1891612          F76/H74             F           52,200.00         ZZ
                                         360         51,979.54          1
    4276 NORTH 62ND STREET            10.400            473.60         85
                                       9.710            473.60       62,000.00
1


    MILWAUKEE        WI   53216          2            07/24/98         00
    1876671                              05           09/01/98          0
    782513                               O            08/01/28
    0


    1891613          F76/H74             F           13,125.00         ZZ
                                         180         12,867.43          1
    4934 PERSHING ROAD                11.500            153.32         75
                                      10.810            153.32       17,500.00
    HOUSTON          TX   77054          5            08/28/98         00
    1876689                              05           10/01/98          0
    782580                               N            09/01/13
    0


    1891616          F76/H74             F           12,750.00         ZZ
                                         120         12,189.87          1
    6458 THORTON ROAD                 12.750            188.50         85
                                      12.060            188.50       15,000.00
    SMITHDALE        MS   39664          5            08/12/98         00
    1876697                              05           09/17/98          0
    782676                               O            08/17/08
    0


    1891617          F76/H74             F           43,200.00         ZZ
                                         360         43,058.87          1
    195 ADAMS ROAD                    11.600            431.11         80
                                      10.910            431.11       54,000.00
    BRANDON          MS   39042          4            08/12/98         00
    1876705                              27           09/12/98          0
    782704                               O            08/12/28
    0


    1891623          F76/H74             F           47,600.00         ZZ
                                         240         47,178.01          1
    604 VETERANS BLVD                 12.500            540.80         85
                                      11.810            540.80       56,000.00
    KENNER           LA   70062          5            09/03/98         00
    1876721                              05           10/09/98          0
    783045                               O            09/09/18
    0


    1891627          F76/H74             F           15,000.00         ZZ
                                         240         14,884.46          1
    111 EAST HIGH STREET              11.600            161.00         75
                                      10.910            161.00       20,000.00
    ATWOOD           IN   46580          1            10/22/98         00
    1876747                              05           12/01/98          0
    783503                               N            11/01/18
    0
1




    1891632          F76/H74             F           61,750.00         ZZ
                                         360         61,665.41          1
    13339 DUPUY LANE                  14.450            753.71         65
                                      13.760            753.71       95,000.00
    MAUREPAS         LA   70449          5            10/01/98         00
    1876754                              05           11/06/98          0
    783543                               O            10/06/28
    0


    1891634          F76/H74             F           35,200.00         ZZ
                                         240         34,909.04          1
    6166 CLAYTON STREET               12.100            390.04         80
                                      11.410            390.04       44,000.00
    BATON ROUGE      LA   70805          5            09/30/98         00
    1876762                              05           11/05/98          0
    783545                               O            10/05/18
    0


    1891635          F76/H74             F           49,300.00         ZZ
                                         180         48,571.31          1
    100 8TH STREET                    13.240            631.57         85
                                      12.550            631.57       58,000.00
    FOREST HILL      LA   71430          5            10/06/98         00
    1876770                              27           11/12/98          0
    783573                               O            10/12/13
    0


    1891636          F76/H74             F           40,800.00         ZZ
                                         360         40,732.07          1
    108 NERON STREET                  13.590            470.22         85
                                      12.900            470.22       48,000.00
    HOUMA            LA   70363          5            10/06/98         00
    1876788                              05           11/12/98          0
    783629                               O            10/12/28
    0


    1891638          F76/H74             F           51,850.00         ZZ
                                         240         51,456.35          1
    6070 CHAISSON ROAD                12.740            597.88         67
                                      12.050            597.88       77,500.00
    LAKE CHARLES     LA   70615          5            10/16/98         00
    1876796                              27           11/21/98          0
    783668                               O            10/21/18
    0


    1891639          F76/H74             F           27,750.00         ZZ
                                         180         27,446.08          1
1


    13526 GRANDVILLE                  13.250            355.68         75
                                      12.560            355.68       37,000.00
    DETROIT          MI   48223          5            10/28/98         00
    1876804                              05           01/01/99          0
    783690                               O            12/01/13
    0


    1891640          F76/H74             F           58,000.00         ZZ
                                         180         57,872.14          1
    330 JONES RADIATOR ROAD           11.700            583.24         80
                                      11.211            583.24       72,500.00
    FOREST CITY      NC   28043          1            10/27/98         00
    1876812                              05           12/01/98          0
    783742                               O            11/01/13
    0


    1891643          F76/H74             F           52,000.00         ZZ
                                         180         51,912.41          1
    10004 NELSON AVENUE               12.200            542.90         80
                                      11.510            542.90       65,000.00
    CLEVELAND        OH   44105          5            10/28/98         00
    1876820                              05           01/01/99          0
    783756                               O            12/01/13
    0


    1891644          F76/H74             F           58,500.00         ZZ
                                         360         58,396.78          2
    10319 ELIOT AVENUE                11.990            601.29         90
                                      11.300            601.29       65,000.00
    CLEVELAND        OH   44104          5            10/31/98         00
    1876838                              23           01/01/99          0
    783803                               O            12/01/28
    0


    1891646          F76/H74             F           33,309.00         ZZ
                                         180         32,752.43          1
    504 COLUMBUS STREET               13.250            426.94         60
                                      12.560            426.94       56,000.00
    HOUMA            LA   70360          5            09/23/98         00
    1876846                              05           10/28/98          0
    783841                               O            09/28/13
    0


    1891647          F76/H74             F           33,300.00         ZZ
                                         180         33,225.15          1
    601 INDEPENDENCE A                11.790            337.15         90
                                      11.301            337.15       37,000.00
    ST. JOSEPH       MO   64505          1            10/09/98         00
    1876853                              05           12/01/98          0
1


    783867                               O            11/01/13
    0


    1891648          F76/H74             F           44,625.00         ZZ
                                         180         43,958.50          1
    405 FIRST STREET                  12.600            552.92         75
                                      11.910            552.92       60,000.00
    KENTWOOD         LA   70444          5            10/30/98         00
    1876861                              05           12/05/98          0
    783890                               O            11/05/13
    0


    1891649          F76/H74             F           39,000.00         ZZ
                                         180         38,537.64          1
    404 HIBERNIA PLACE                14.100            522.01         59
                                      13.410            522.01       67,000.00
    HOUMA            LA   70363          5            10/30/98         00
    1876879                              05           12/04/98          0
    783897                               O            11/04/13
    0


    1891650          F76/H74             F           22,500.00         ZZ
                                         240         22,358.59          1
    1159 NORTH 30TH STREET            13.250            267.63         75
                                      12.560            267.63       30,000.00
    BATON ROUGE      LA   70802          5            10/29/98         00
    1876887                              05           12/03/98          0
    783921                               O            11/03/18
    0


    1891652          F76/H74             F           60,350.00         ZZ
                                         180         60,179.51          1
    11712 TAMS DRIVE                  10.550            554.30         85
                                      10.061            554.30       71,000.00
    BATON ROUGE      LA   70815          5            11/06/98         00
    1876895                              05           12/12/98          0
    783941                               O            11/12/13
    0


    1891660          F76/H74             F           52,500.00         ZZ
                                         180         51,856.00          1
    567 SHANNON DRIVE                 10.000            564.17         78
                                       9.310            564.17       68,000.00
    D'IBERVILLE      MS   39532          5            12/14/98         00
    1876903                              05           02/01/99          0
    784263                               O            01/01/14
    0


1


    1891662          F76/H74             F           56,800.00         ZZ
                                         360         56,693.48          1
    478 BIG LEVEL ROAD                10.850            534.49         80
                                      10.160            534.49       71,000.00
    MILL SPRINGS     NC   28756          5            12/11/98         00
    1876911                              27           02/01/99          0
    784271                               O            01/01/29
    0


    1892593          623/G61             F           97,200.00         ZZ
                                         360         96,949.50          1
    108 SPRUCE STREET EAST             8.250            730.23         90
                                       8.000            730.23      108,000.00
    ORLANDO          FL   32804          1            01/25/99         10
    1875236                              05           03/01/99         25
    1213205                              N            02/01/29
    0


    1892888          B38/H74             F          137,625.00         ZZ
                                         360        137,498.88          1
    ONE GREENE STREET #502            11.750          1,389.21         75
                                      11.289          1,389.21      183,500.00
    JERSEY CITY      NJ   07302          1            02/10/99         00
    1878289                              06           04/01/99          0
    638346                               O            03/01/29
    0


    1893269          076/076             F          313,300.00         ZZ
                                         180        307,218.08          1
    5114 97TH STREET                   6.875          2,794.18         89
                                       6.625          2,794.18      355,000.00
    LUBBOCK          TX   79424          2            11/24/98         10
    94406                                05           01/01/99         25
    94406                                O            12/01/13
    0


    1893329          B38/H74             F           42,250.00         ZZ
                                         180         42,227.01          1
    4507 KATHERINE                    12.250            442.74         65
                                      11.605            442.74       65,000.00
    DEARBORN HGHTS   MI   48125          1            03/05/99         00
    1878362                              05           05/01/99          0
    658199                               O            04/01/14
    0


    1893345          B38/H74             F          140,000.00         ZZ
                                         360        139,860.70          2
    349 BERRYMAN PLACE                11.375          1,373.08         90
                                      10.914          1,373.08      157,000.00
1


    ORANGE           NJ   07050          5            02/24/99         00
    1878388                              23           04/01/99          0
    638407                               O            03/01/29
    0


    1893541          J95/J95             F          434,700.00         ZZ
                                         360        433,485.71          1
    22401 CHERRY VALLEY ROAD           6.375          2,711.96         90
                                       6.125          2,711.96      483,000.00
    MONROE           WA   98272          1            02/15/99         04
    0013898374                           05           04/01/99         25
    0013898374                           O            03/01/29
    0


    1893626          P03/G61             F          128,100.00         ZZ
                                         360        127,829.68          1
    22623 16TH AVENUE SOUTH           10.300          1,152.67         78
                                       9.669          1,152.67      165,000.00
    DES MOINES       WA   98198          5            12/11/98         00
    1878479                              05           02/01/99          0
    15600285                             O            01/01/29
    0


    1893628          P03/G61             F           30,000.00         ZZ
                                         360         29,943.14          1
    4932 NORTHEAST 70TH AVENUE        10.800            281.17         70
                                      10.169            281.17       43,000.00
    HIGH SPRINGS     FL   32643          5            12/17/98         00
    1875392                              27           02/01/99          0
    17500170                             O            01/01/29
    0


    1893629          P03/G61             F           54,400.00         ZZ
                                         360         54,359.22          1
    1412 CADILLAC DRIVE               13.950            642.42         80
                                      13.319            642.42       68,000.00
    DAYTONA BEACH    FL   32117          1            01/13/99         00
    1875426                              05           03/01/99          0
    17500222                             O            02/01/29
    0


    1893696          F84/G01             F          407,500.00         ZZ
                                         360        407,500.00          1
    42 GREEN ACRES AVENUE              7.750          2,919.38         68
                                       7.500          2,919.38      600,000.00
    SCARSDALE        NY   10583          2            05/07/99         00
    0431325349                           05           07/01/99          0
    2893696                              O            06/01/29
    0
1




    1893741          B38/G61             F          193,500.00         ZZ
                                         360        192,794.81          1
    41900 RIGGS                       10.000          1,698.11         90
                                       9.750          1,698.11      215,000.00
    VAN BUREN TWP    MI   48111          5            09/09/98         00
    1875335                              05           11/01/98          0
    655658                               O            10/01/28
    0


    1893746          B38/G61             F          364,500.00         ZZ
                                         360        362,736.14          1
    58 MARSHALL STREET                 9.250          2,998.66         90
                                       9.000          2,998.66      405,000.00
    NEEDHAM          MA   02192          1            08/26/98         00
    1875343                              23           10/01/98          0
    694950                               O            09/01/28
    0


    1894672          A54/G61             F          311,200.00         ZZ
                                         360        309,892.04          1
    18779 BIENVILLE COURT              7.125          2,096.62         80
                                       6.875          2,096.62      389,000.00
    PRAIRIEVILLE     LA   70769          1            01/26/99         21
    1875350                              05           03/01/99         12
    2274702                              O            02/01/29
    0


    1894704          M65/H74             F          202,500.00         ZZ
                                         180        202,207.17          2
    708 BUSHWICK AVENUE               11.000          1,928.46         90
                                      10.750          1,928.46      225,000.00
    BROOKLYN         NY   11214          1            02/26/99         00
    1878032                              23           03/26/99          0
    2026                                 O            02/26/14
    0


    1894711          M65/H74             F          162,000.00         ZZ
                                         180        161,765.73          1
    150-29 116TH ROAD                 11.000          1,542.77         90
                                      10.625          1,542.77      180,000.00
    JAMAICA          NY   11435          1            02/10/99         00
    1878024                              05           03/10/99          0
    2025                                 O            02/10/14
    0


    1894717          M65/H74             F          154,800.00         ZZ
                                         180        154,533.70          1
1


    109-63 142ND STREET               11.250          1,503.52         90
                                      10.875          1,503.52      172,000.00
    JAMAICA          NY   11435          1            01/15/99         00
    1878040                              05           02/15/99          0
    1995                                 O            01/15/14
    0


    1895197          M65/H74             F          193,500.00         ZZ
                                         180        193,138.98          1
    14 SCHUYLER TERRACE               10.875          1,824.50         90
                                      10.500          1,824.50      215,000.00
    BRONX            NY   10465          1            01/27/99         00
    1878016                              05           02/27/99          0
    1979                                 O            01/27/14
    0


    1895507          J95/J95             F          355,700.00         ZZ
                                         360        354,130.54          1
    2042 NORTHRIDGE ROAD               7.625          2,517.63         87
                                       7.375          2,517.63      412,000.00
    LINCOLN          CA   95648          4            12/17/97         04
    0012161030                           05           01/01/99         25
    0012161030                           O            12/01/28
    0


    1896024          E23/G01             F          999,000.00         ZZ
                                         360        998,220.69          1
    41 SERENA COURT                    7.250          6,814.94         53
                                       7.000          6,814.94    1,900,000.00
    RANCHO MIRAGE    CA   92270          2            04/13/99         00
    0431304344                           03           06/01/99          0
    50506320                             O            05/01/29
    0


    1896306          N07/G61             F           31,850.00         ZZ
                                         180         31,652.94          1
    6704 HARRIS AVENUE                12.700            344.88         65
                                      11.450            344.88       49,000.00
    KANSAS CITY      MO   64133          5            12/08/98         00
    1875251                              05           02/01/99          0
    19563BAS                             O            01/01/14
    0


    1896571          B38/G61             F          342,000.00         ZZ
                                         360        337,538.59          1
    232 SANDY RIDGE-MT.AIRY RD         9.500          2,875.73         94
                                       9.250          2,875.73      365,000.00
    DELAWARE TWSP    NJ   08559          5            08/21/98         00
    1875327                              05           10/01/98          0
1


    636520                               O            09/01/28
    0


    1896978          M90/G61             F           85,000.00         ZZ
                                         360         84,797.14          1
    1414 SHENTA OAK DRIVE             10.750            793.46         85
                                      10.125            793.46      100,000.00
    NORCROSS         GA   30093          5            12/11/98         00
    1878461                              05           02/01/99          0
    12119806                             O            01/01/29
    0


    1898360          B38/H74             F           33,000.00         ZZ
                                         360         32,931.44          1
    298 N MYRTLE                      10.375            298.79         88
                                       9.914            298.79       37,500.00
    KANKAKEE         IL   60901          2            12/03/98         00
    1878370                              05           02/01/99          0
    772997                               O            01/01/29
    0


    1898801          025/025             F          293,000.00         ZZ
                                         360        291,739.34          1
    440 OLD CREEK ROAD                 8.500          2,252.92        100
                                       8.250          2,252.92      293,000.00
    ATLANTA          GA   30342          1            12/15/98         00
    962837                               05           02/01/99          0
    962837                               O            01/01/29
    0


    1898923          025/025             F           79,650.00         ZZ
                                         360         79,500.44          1
    1175 PARK HILL DRIVE               8.375            605.40         90
                                       8.125            605.40       88,500.00
    GAINSVILLE       GA   30501          1            03/03/99         00
    466140                               05           04/01/99          0
    466140                               N            03/01/29
    0


    1898949          025/025             F           80,100.00         ZZ
                                         360         79,376.39          1
    3229 JOHNSON ST                    8.875            637.31         90
                                       8.625            637.31       89,000.00
    HOLLYWOOD        FL   33021          1            11/04/98         00
    279308                               05           12/01/98          0
    279308                               O            11/01/28
    0


1


    1898961          R07/G61             F          700,000.00         ZZ
                                         180        693,387.71          1
    110 RIVERSIDE DRIVE, #11B          7.375          4,834.73         49
                                       7.125          4,834.73    1,450,000.00
    NEW YORK         NY   10024          1            05/27/98         00
    1878651                              13           07/01/98          0
    85602                                O            06/01/13
    0


    1898962          R07/G61             F          750,000.00         ZZ
                                         180        742,301.12          1
    LAMBS LANE                         7.375          5,180.07         66
                                       7.125          5,180.07    1,150,000.00
    CRESSKILL        NJ   07626          2            04/13/98         00
    1878602                              05           06/01/98          0
    46035904                             O            05/01/13
    0


    1898963          R07/G61             F          500,000.00         ZZ
                                         180        494,371.09          1
    15 WESTERLEIGH ROAD                7.375          3,453.38         30
                                       7.125          3,453.38    1,715,000.00
    PURCHASE         NY   10577          1            02/26/98         00
    1878610                              05           04/01/98          0
    47627403                             O            03/01/13
    0


    1898965          R07/G61             F          528,000.00         ZZ
                                         180        524,340.88          1
    114 SPRING STREET, #5              7.440          3,670.19         60
                                       7.190          3,670.19      880,000.00
    NEW YORK         NY   10012          1            09/01/98         00
    1878420                              11           10/01/98          0
    48354809                             O            09/01/13
    0


    1898967          R07/G61             F          480,000.00         T
                                         180        474,151.49          1
    886 LUMBER LANE                    7.375          3,315.25         75
                                       7.125          3,315.25      640,000.00
    BRIDGEHAMPTON    NY   11932          5            04/23/98         00
    1878677                              05           06/01/98          0
    77560102                             O            05/01/13
    0


    1898968          R07/G61             F          250,000.00         ZZ
                                         180        247,756.31          1
    55 CENTRAL PARK WEST, #11E         7.625          1,769.49         17
                                       7.375          1,769.49    1,550,000.00
1


    NEW YORK         NY   10023          5            07/08/98         00
    1878438                              12           09/01/98          0
    81845409                             O            08/01/13
    0


    1898969          R07/G61             F          270,000.00         ZZ
                                         180        268,272.03          1
    5 CARNOT AVENUE                    7.230          1,838.22         57
                                       6.980          1,838.22      480,000.00
    WOODCLIFF LAKE   NJ   07675          2            09/11/98         00
    1878446                              05           11/01/98          0
    85719804                             O            10/01/13
    0


    1898970          R07/G61             F          600,000.00         ZZ
                                         180        584,801.08          1
    130 TOYLSOME LANE                  7.200          5,460.29         72
                                       6.950          5,460.29      840,000.00
    SOUTHAMPTON      NY   11968          5            09/24/98         00
    1878511                              05           11/01/98          0
    68310100                             O            10/01/13
    0


    1898972          R07/G61             F          992,600.00         T
                                         180        951,713.39          1
    34 EAST HOLLOW ROAD                7.375          9,131.16         46
                                       7.125          9,131.16    2,200,000.00
    EAST HAMPTON     NY   11937          2            04/21/98         00
    1878529                              05           06/01/98          0
    98250607                             O            05/01/13
    0


    1898974          R07/G61             F        1,250,000.00         ZZ
                                         360      1,226,348.59          1
    9 & 11 WILRICH GLEN ROAD           7.690          8,903.39         66
                                       7.440          8,903.39    1,900,000.00
    MENDHAM TWSP     NJ   07945          5            07/31/98         00
    1878685                              05           10/01/98          0
    79530608                             O            09/01/28
    0


    1899263          637/G01             F          280,000.00         ZZ
                                         360        279,550.85          1
    6530 SOUTHWEST VIEWPOINT TERRA     7.125          1,886.41         66
                                       6.875          1,886.41      425,000.00
    PORTLAND         OR   97201          2            03/24/99         00
    0431303221                           05           05/01/99          0
    0010256733                           O            04/01/29
    0
1




    1900255          025/025             F          134,600.00         ZZ
                                         360        134,313.16          1
    11 NEEDLES DRIVE                   7.750            964.29         80
                                       7.500            964.29      168,250.00
    OCALA            FL   34482          1            02/19/99         00
    448419                               05           04/01/99          0
    448419                               O            03/01/29
    0


    1900264          025/025             F          126,800.00         ZZ
                                         360        126,633.54          1
    11844 HOLLYHOCK DRIVE              8.125            941.49         80
                                       7.875            941.49      158,546.00
    BRADENTON        FL   34202          1            03/08/99         00
    448485                               03           05/01/99          0
    448485                               O            04/01/29
    0


    1900290          025/025             F          204,000.00         ZZ
                                         360        203,403.75          1
    1127 WHARFSIDE COURT               7.625          1,443.90         85
                                       7.375          1,443.90      240,000.00
    GREENSBORO       GA   30642          1            01/15/99         00
    467457                               09           03/01/99          0
    467457                               O            02/01/29
    0


    1900295          025/025             F           48,500.00         ZZ
                                         360         48,388.60          1
    2160 SAN MARCUS CIRCLE #503        7.375            334.98         75
                                       7.125            334.98       65,000.00
    WINTER HAVEN     FL   33880          1            02/12/99         00
    457348                               01           04/01/99          0
    457348                               N            03/01/29
    0


    1900329          025/025             F           66,100.00         ZZ
                                         360         65,951.92          1
    201 MILSAP STREET                  7.500            462.18         78
                                       7.250            462.18       85,500.00
    BRISTOL          VA   24201          2            03/01/99         00
    430905                               09           04/01/99          0
    430905                               N            03/01/29
    0


    1900347          025/025             F          265,050.00         ZZ
                                         360        264,759.37          1
1


    75 HICKORY CREEK DR                9.000          2,132.65         90
                                       8.750          2,132.65      294,500.00
    ELLERSLIE        GA   31807          1            03/19/99         00
    346961                               05           05/01/99          0
    346961                               O            04/01/29
    0


    1900369          025/025             F          130,200.00         ZZ
                                         360        129,942.77          1
    208 MURRAY COURT                   8.125            966.73         80
                                       7.875            966.73      162,800.00
    JUPITER          FL   33458          1            02/25/99         00
    279746                               09           04/01/99          0
    279746                               O            03/01/29
    0


    1900373          025/025             F          128,800.00         ZZ
                                         360        128,392.42          1
    23958 VINCENT AVENUE               7.250            878.64         72
                                       7.000            878.64      178,950.00
    PUNTA GORDA      FL   33955          1            02/04/99         00
    279492                               03           03/01/99          0
    279492                               O            02/01/29
    0


    1900405          025/025             F           69,600.00         ZZ
                                         360         69,455.36          1
    730 LIBERTY HILL ROAD              7.875            504.65         75
                                       7.625            504.65       92,800.00
    LAGRANGE         GA   30240          1            03/01/99         00
    963389                               05           04/01/99          0
    963389                               N            03/01/29
    0


    1900410          025/025             F           32,100.00         ZZ
                                         360         32,034.95          1
    1909 DARDANELLE DRIVE              8.000            235.54         75
                                       7.750            235.54       42,813.00
    ORLANDO          FL   32808          1            03/03/99         00
    919942                               07           04/01/99          0
    919942                               N            03/01/29
    0


    1900422          025/025             F          166,400.00         ZZ
                                         360        166,181.56          1
    624 TUSCARORA TRAIL                8.125          1,235.52         80
                                       7.875          1,235.52      208,000.00
    MAITLAND         FL   32751          1            03/19/99         00
    919771                               05           05/01/99          0
1


    919771                               O            04/01/29
    0


    1900488          025/025             F          111,400.00         T
                                         360        110,673.81          1
    13244 NW 12TH STREET               7.750            798.08         75
                                       7.500            798.08      150,226.00
    PEMBROKE PINES   FL   33028          1            08/27/98         00
    176500                               03           10/01/98          0
    176500                               O            09/01/28
    0


    1900496          025/025             F          201,250.00         ZZ
                                         360        200,942.80          1
    4347 LAUREL RIDGE CIRCLE           7.375          1,389.98         80
                                       7.125          1,389.98      251,573.00
    WESTON           FL   33331          1            03/12/99         00
    109444                               03           05/01/99          0
    109444                               O            04/01/29
    0


    1900502          025/025             F          402,000.00         ZZ
                                         360        401,444.88          1
    1201 HARDING STREET                7.875          2,914.78         74
                                       7.625          2,914.78      550,000.00
    WINTER PARK      FL   32789          2            03/12/99         00
    219813                               05           05/01/99          0
    219813                               O            04/01/29
    0


    1900520          025/025             F          172,350.00         ZZ
                                         360        172,010.64          1
    9174 NW 44TH COURT                 9.250          1,417.88         90
                                       9.000          1,417.88      191,500.00
    CORAL SPRINGS    FL   33065          1            03/12/99         00
    975382                               03           05/01/99          0
    975382                               O            04/01/29
    0


    1900524          025/025             F          160,000.00         ZZ
                                         360        159,194.03          1
    4800 SUMMERFORD DRIVE              7.750          1,146.26         72
                                       7.500          1,146.26      223,500.00
    DUNWOODY         GA   30338          1            11/04/98         00
    231042                               05           12/01/98          0
    231042                               O            11/01/28
    0


1


    1900527          025/025             F          195,000.00         ZZ
                                         360        193,977.97          1
    4610 MORTON ROAD                   7.250          1,330.25         75
                                       7.000          1,330.25      260,000.00
    ALPHARETTA       GA   30022          2            10/28/98         00
    231124                               05           01/01/99          0
    231124                               O            12/01/28
    0


    1900533          025/025             F          225,000.00         ZZ
                                         360        224,704.64          1
    13790 NW 20 STREET                 8.125          1,670.62         80
                                       7.875          1,670.62      283,728.00
    PEMBROKE PINES   FL   33028          1            03/23/99         00
    975695                               03           05/01/99          0
    975695                               O            04/01/29
    0


    1900536          025/025             F          127,350.00         ZZ
                                         360        127,202.93          1
    5320 NE 17 AVENUE                  8.750          1,001.86         90
                                       8.500          1,001.86      141,500.00
    FT LAUDERDALE    FL   33334          1            03/29/99         00
    975842                               05           05/01/99          0
    975842                               O            04/01/29
    0


    1900548          025/025             F          151,700.00         ZZ
                                         360        151,546.20          1
    322 NW 158TH LANE                  9.375          1,261.76         90
                                       9.125          1,261.76      168,571.00
    PEMBROKE PINES   FL   33028          1            03/12/99         00
    215004                               03           05/01/99          0
    215004                               O            04/01/29
    0


    1900549          025/025             F          142,500.00         ZZ
                                         360        141,676.95          1
    924 MISTY HARBOR ROAD              7.750          1,020.89         75
                                       7.500          1,020.89      190,000.00
    CHAPIN           SC   29036          5            09/04/98         00
    572106                               05           11/01/98          0
    572106                               O            10/01/28
    0


    1900557          025/025             F           40,500.00         ZZ
                                         360         40,361.19          1
    9905 134 COURT                     8.875            322.24         90
                                       8.625            322.24       45,000.00
1


    FELLSMERE        FL   32948          1            11/06/98         00
    215918                               05           01/01/99          0
    215918                               N            12/01/28
    0


    1900558          025/025             F          110,000.00         ZZ
                                         360        109,753.55          1
    8897 VANN'S TAVERN ROAD            7.500            769.14         74
                                       7.250            769.14      149,000.00
    GAINESVILLE      GA   30506          2            02/25/99         00
    788006                               05           04/01/99          0
    788006                               N            03/01/29
    0


    1900560          025/025             F           16,450.00         ZZ
                                         360         16,404.28          1
    3540 32ND AVE N UNIT 114           7.875            119.27         69
                                       7.625            119.27       24,000.00
    ST PETERSBURG    FL   33713          5            01/20/99         00
    813758                               01           03/01/99          0
    813758                               N            02/01/29
    0


    1900564          025/025             F          105,000.00         T
                                         360        104,624.65          1
    4578 LAKE IN THE WOODS DRIVE       7.750            752.23         75
                                       7.500            752.23      140,000.00
    SPRING HILL      FL   34608          1            12/03/98         00
    188514                               03           02/01/99          0
    188514                               O            01/01/29
    0


    1900574          025/025             F           97,500.00         T
                                         360         97,065.57          1
    14578 RIVER BEACH DRIVE #410       7.750            698.50         75
                                       7.500            698.50      130,000.00
    PORT CHARLOTTE   FL   33953          1            01/15/99         00
    916707                               01           03/01/99          0
    916707                               O            02/01/29
    0


    1901422          976/R18             F          282,000.00         ZZ
                                         360        281,336.03          1
    318 CROSSCREEK DRIVE               7.250          1,923.74         83
                                       7.000          1,923.74      339,900.00
    BOSSIER CITY     LA   71111          2            02/16/99         04
    TO BE ASSIGNED                       05           04/01/99         12
    7517193                              O            03/01/29
    0
1




    1902142          E84/G61             F           44,000.00         ZZ
                                         360         43,973.66          1
    14802 ARDMORE STREET              13.650            509.18         80
                                      12.525            509.18       55,000.00
    DETROIT          MI   48227          2            02/18/99         00
    1877984                              05           04/01/99          0
    22700029                             O            03/01/29
    0


    1902335          Q22/H74             F           51,000.00         ZZ
                                         180         44,371.80          1
    824 ADAMS ST.                     12.990            644.94         75
                                      11.912            644.94       68,000.00
    HENDERSON        NC   27536          5            07/26/95         00
    1878206                              05           08/31/95          0
    CRA050495166                         O            07/31/10
    0


    1902435          Q22/H74             F           29,598.00         ZZ
                                         360         29,567.52          1
    4075 HASSELLS ROAD                14.390            359.86         53
                                      13.312            359.86       56,000.00
    HASSELL          NC   27841          5            11/30/98         00
    1878214                              05           01/04/99          0
    BR107029828423                       O            12/04/28
    0


    1902499          Q22/H74             F           29,000.00         ZZ
                                         240         28,813.55          1
    1709 DEWBERRY RD                  11.750            314.28         70
                                      10.672            314.28       42,000.00
    COLUMBUS         OH   43207          1            12/11/98         00
    1878198                              05           01/17/99          0
    EBB11109814193                       O            12/17/18
    0


    1902508          601/G01             F          300,000.00         ZZ
                                         360        299,530.53          1
    1847 YOLANDA CIRCLE                7.250          2,046.53         94
                                       7.000          2,046.53      320,000.00
    CLAYTON          CA   94517          1            03/16/99         12
    0431297639                           05           05/01/99         30
    1344383                              O            04/01/29
    0


    1902522          Q22/H74             F           33,750.00         ZZ
                                         240         33,442.75          1
1


    143 SWEET STREET NE               11.750            365.76         45
                                      10.672            365.76       75,000.00
    GRAND RAPIDS     MI   49505          2            12/05/98         00
    1878222                              05           01/10/99          0
    VEL11139814                          O            12/10/18
    0


    1902598          Q22/H74             F           63,000.00         ZZ
                                         360         62,881.25          1
    1812 PRIMROSE PLACE               12.990            696.42         70
                                      11.912            696.42       90,000.00
    DURHAM           NC   27703          2            12/11/98         00
    1878248                              05           01/17/99          0
    MAS09219828410                       O            12/17/28
    0


    1902864          Q22/H74             F           73,800.00         ZZ
                                         360         73,560.44          1
    8525 GLENDEVON CT                  9.990            647.11         60
                                       8.912            647.11      123,000.00
    RIVERDALE        GA   30274          5            10/28/98         00
    1878180                              05           12/02/98          0
    FAV0827982911                        O            11/02/28
    0


    1902888          Q22/H74             F           17,400.00         ZZ
                                         180         15,018.03          1
    1054 CROSBY NW STREET             11.990            208.72         42
                                      10.912            208.72       42,000.00
    WALKER           MI   49504          5            08/04/95         00
    1878172                              05           09/10/95          0
    77951511                             O            08/10/10
    0


    1902940          K08/G61             F           42,000.00         ZZ
                                         360         41,917.01          1
    505 ADAMS STREET                   8.125            311.85         42
                                       7.750            311.85      100,000.00
    RED HILL         PA   18076          5            02/11/99         00
    1878743                              05           04/01/99          0
    0411242399                           O            03/01/29
    0


    1903068          Q89/G01             F          121,805.26         ZZ
                                         335        121,805.26          1
    RT 2, BOX 54                       7.500            869.07         74
                                       7.250            869.07      165,000.00
    PURCELL          OK   73080          5            04/20/99         00
    0410322895                           05           07/01/99          0
1


    1576107                              O            05/01/27
    0


    1903095          462/462             F          304,000.00         ZZ
                                         360        303,190.89          1
    6768 EDGEWATER LANE                6.625          1,946.55         95
                                       6.375          1,946.55      320,181.00
    LIVERMORE        CA   94550          1            02/12/99         14
    6052005                              05           04/01/99         30
    6052005                              O            03/01/29
    0


    1903299          Q89/G01             F          123,001.16         ZZ
                                         333        123,001.16          1
    375 NW 107TH TERRACE               7.500            879.16         74
                                       7.250            879.16      167,000.00
    CORAL SPRINGS    FL   33071          5            04/19/99         00
    0410348270                           05           07/01/99          0
    1561155                              O            03/01/27
    0


    1903893          286/286             F           40,200.00         ZZ
                                         360         40,148.56          1
    600 S DETROIT AVE                  8.250            302.01         90
                                       8.000            302.01       44,700.00
    TOLEDO           OH   43609          1            03/03/99         11
    9427006                              05           05/01/99         25
    9427006                              N            04/01/29
    0


    1903910          286/286             F           96,000.00         ZZ
                                         360         95,819.73          4
    954-56-58-58 1/2 E IMPERIAL HY     8.375            729.67         60
                                       8.125            729.67      160,000.00
    LOS ANGELES      CA   90003          1            02/25/99         00
    9492055                              23           04/01/99          0
    9492055                              N            03/01/29
    0


    1903926          286/286             F           37,500.00         ZZ
                                         360         37,454.38          2
    44 MARION CT                       8.500            288.35         75
                                       8.250            288.35       50,000.00
    MILBOURNE        PA   19082          1            03/30/99         00
    9506604                              23           05/01/99          0
    9506604                              N            04/01/29
    0


1


    1903948          286/286             F          194,400.00         ZZ
                                         360        194,131.54          1
    7 LINDY ROAD                       7.875          1,409.54         80
                                       7.625          1,409.54      243,000.00
    WAYNE            NJ   07470          1            03/05/99         00
    9434523                              05           05/01/99          0
    9434523                              O            04/01/29
    0


    1904116          F19/G01             F          300,000.00         ZZ
                                         180        299,043.19          1
    119 MOORE CREEK ROAD               6.875          2,675.56         40
                                       6.625          2,675.56      750,000.00
    SANTA CRUZ       CA   95060          5            04/15/99         00
    0431302934                           05           06/01/99          0
    353671                               O            05/01/14
    0


    1904282          N85/G01             F          482,000.00         ZZ
                                         360        481,623.99          1
    1575 QUEENS ROAD                   7.250          3,288.09         77
                                       7.000          3,288.09      630,000.00
    LOS ANGELES      CA   90069          2            04/19/99         00
    0431304039                           05           06/01/99          0
    12257451                             O            05/01/29
    0


    1904907          K09/G01             F           92,400.00         ZZ
                                         360         92,327.92          1
    937 SOUTH 190 WEST                 7.250            630.33         88
                                       7.000            630.33      105,000.00
    OREM             UT   84058          5            04/22/99         01
    0431307891                           05           06/01/99         25
    0000                                 O            05/01/29
    0


    1905030          356/G01             F          274,000.00         ZZ
                                         360        273,786.25          1
    879 CHEVY STREET                   7.250          1,869.17         66
                                       7.000          1,869.17      420,000.00
    BELMONT          CA   94002          2            04/02/99         00
    0431307040                           05           06/01/99          0
    2705564                              O            05/01/29
    0


    1905337          638/G01             F          129,000.00         ZZ
                                         360        128,911.22          1
    2428 NORTH CORNELL ROAD            7.875            935.34         73
                                       7.625            935.34      179,000.00
1


    ARLINGTON HEIGH  IL   60004          5            04/16/99         00
    0431309061                           05           06/01/99          0
    8872789                              O            05/01/29
    0


    1905661          B57/G01             F          330,000.00         ZZ
                                         360        329,748.89          1
    16425 OTSEGO STREET                7.375          2,279.23         80
                                       7.125          2,279.23      412,500.00
    LOS ANGELES      CA   91436          1            04/19/99         00
    0431310044                           05           06/01/99          0
    9911265                              O            05/01/29
    0


    1905705          F03/G01             F          392,000.00         ZZ
                                         360        391,686.52          1
    1089 KALIHIWAI PLACE               7.125          2,640.98         80
                                       6.875          2,640.98      490,000.00
    HONOLULU         HI   96825          1            04/15/99         00
    0431306778                           03           06/01/99          0
    HON10034                             O            05/01/29
    0


    1905819          N99/G61             F           51,000.00         ZZ
                                         180         49,419.88          1
    PO BOX 206 SALINE STREET           9.750            540.27         85
                                       8.875            540.27       60,000.00
    IRONDALE         OH   43932          2            05/18/98         00
    1878909                              05           07/01/98          0
    OVM1050                              O            06/01/13
    0


    1905990          M65/H74             F          207,000.00         ZZ
                                         180        206,680.79          2
    2704 BAINBRIDGE AVENUE            11.750          2,089.48         90
                                      11.375          2,089.48      230,000.00
    BRONX            NY   10465          1            01/14/99         00
    1878487                              23           02/14/99          0
    1966                                 O            01/14/14
    0


    1906046          B57/G01             F          130,000.00         ZZ
                                         360        129,890.78          1
    2925 ACRESITE STREET               6.875            854.01         66
                                       6.625            854.01      197,500.00
    LOS ANGELES      CA   90039          2            04/23/99         00
    0431309996                           05           06/01/99          0
    9910824                              O            05/01/29
    0
1




    1906071          M65/H74             F          216,000.00         ZZ
                                         180        215,719.88          2
    2141 WATSON AVENUE                11.500          2,139.03         90
                                      11.125          2,139.03      240,000.00
    BRONX            NY   10472          5            02/04/99         00
    1878719                              23           03/09/99          0
    1927                                 O            02/09/14
    0


    1906293          A38/G61             F          210,022.00         ZZ
                                         360        207,803.76          1
    102 BRANDING IRON                  7.625          1,486.52         93
                                       7.159          1,486.52      228,000.00
    BOERNE           TX   78006          1            03/13/98         10
    1878842                              03           05/01/98         25
    8120130                              O            04/01/28
    0


    1906529          665/G01             F          350,000.00         ZZ
                                         360        349,726.96          1
    213 WEST 42ND AVENUE               7.250          2,387.62         75
                                       7.000          2,387.62      467,000.00
    SAN MATEO        CA   94403          5            04/21/99         00
    0431309657                           05           06/01/99          0
    9901229262                           O            05/01/29
    0


    1906536          144/144             F           89,561.00         ZZ
                                         180         88,468.88          1
    12 FOUR SISTERS LANE               7.500            830.24         60
                                       7.250            830.24      150,000.00
    PORT EWEN        NY   12466          2            01/20/99         00
    160634592                            05           03/01/99          0
    160634592                            O            02/01/14
    0


    1906753          808/G61             F          135,200.00         ZZ
                                         360        135,099.66          1
    2622 GALLIO AVENUE                 7.500            945.34         80
                                       7.250            945.34      169,000.00
    ROWLAND HEIGHTS  CA   91748          1            04/07/99         00
    1878453                              05           06/01/99          0
    9310181                              O            05/01/29
    0


    1907323          Q22/H74             F           46,000.00         ZZ
                                         240         44,369.14          1
1


    127 SOUTH ORCHARD STREET           8.625            402.85         70
                                       7.547            402.85       66,500.00
    HAMERSVILLE      OH   45130          5            08/07/97         00
    1878230                              05           10/01/97          0
    375294                               N            09/01/17
    0


    1907538          B57/G01             F          360,000.00         ZZ
                                         360        359,732.82          1
    21241 ESCONDIDO STREET             7.500          2,517.18         75
                                       7.250          2,517.18      485,000.00
    LOS ANGELES      CA   91364          5            04/22/99         00
    0431321603                           05           06/01/99          0
    9911414                              O            05/01/29
    0


    1907595          H19/G01             F          251,100.00         ZZ
                                         360        250,913.65          1
    3736 KYLE SPRINGS CIRCLE           7.500          1,755.73         90
                                       7.250          1,755.73      279,000.00
    LAS VEGAS        NV   89108          1            04/14/99         12
    0431322742                           05           06/01/99         25
    0002117505                           O            05/01/29
    0


    1907623          Q89/G01             F          132,995.61         ZZ
                                         336        132,995.61          1
    5114 WEST 142ND STREET             7.625            959.27         73
                                       7.375            959.27      183,000.00
    HAWTHORNE        CA   90250          5            04/28/99         00
    0430282715                           05           07/01/99          0
    1575518                              O            06/01/27
    0


    1907638          076/076             F          254,500.00         ZZ
                                         360        254,060.53          1
    12 LISTER DRIVE                    6.750          1,650.68         87
                                       6.500          1,650.68      295,000.00
    BARRINGTON       RI   02806          2            03/22/99         11
    0193593                              05           05/01/99         25
    0193593                              O            04/01/29
    0


    1907996          Q89/G01             F          199,973.30         ZZ
                                         342        199,973.30          1
    12617 MORGAN ROAD                  7.625          1,435.14         75
                                       7.375          1,435.14      270,000.00
    HUDSON           FL   34669          2            05/01/99         00
    0410579759                           05           07/01/99          0
1


    1657619                              O            12/01/27
    0


    1909202          M90/G61             F           53,550.00         ZZ
                                         360         53,488.98          1
    1895 FLAT SHOALS ROAD             10.750            499.88         85
                                       9.875            499.88       63,000.00
    ATLANTA          GA   30316          1            02/18/99         00
    1878883                              05           04/01/99          0
    2189901                              O            03/01/29
    0


    1909258          A38/G61             F           72,000.00         ZZ
                                         360         71,875.62          1
    1025 SOUTH WEST BIANCA AVENUE      9.875            625.22         80
                                       9.409            625.22       90,000.00
    PORT ST. LUCIE   FL   34953          1            02/19/99         00
    1878784                              05           04/01/99          0
    2130020F                             O            03/01/29
    0


    1909271          A38/G61             F           39,200.00         ZZ
                                         360         39,094.57          1
    7843 OLUSTA DRIVE                 11.875            399.45         80
                                      11.409            399.45       49,000.00
    DALLAS           TX   75217          1            10/26/98         00
    1878800                              05           12/01/98          0
    1120435                              O            11/01/28
    0


    1909347          225/225             F          420,000.00         ZZ
                                         360        419,374.63          1
    4800 VIA DE ROCA                   7.500          2,936.71         80
                                       7.250          2,936.71      525,000.00
    YORBA LINDA      CA   92887          2            03/08/99         00
    7116953                              05           05/01/99          0
    7116953                              O            04/01/29
    0


    1909567          356/G01             F          391,200.00         ZZ
                                         360        390,902.32          1
    35612 GOLDSMITH DRIVE              7.375          2,701.93         80
                                       7.125          2,701.93      489,000.00
    FREMONT          CA   94536          1            04/14/99         00
    0431323047                           05           06/01/99          0
    2758761                              O            05/01/29
    0


1


    1909778          Q89/G01             F          275,402.07         ZZ
                                         341        275,402.07          1
    3112 POZO DRIVE                    7.625          1,978.09         89
                                       7.375          1,978.09      310,000.00
    HACIENDA HEIGHT  CA   91745          5            05/07/99         19
    0430494377                           05           07/01/99         25
    1657320                              O            11/01/27
    0


    1910006          225/225             F          650,000.00         ZZ
                                         360        649,480.20          1
    575 27TH AVE                       7.125          4,379.18         80
                                       6.875          4,379.18      818,000.00
    SAN FRANCISCO    CA   94121          1            04/08/99         00
    7120425                              05           06/01/99          0
    7120425                              O            05/01/29
    0


    1910061          B57/G01             F          295,000.00         ZZ
                                         360        294,752.16          1
    3211 DONA EMILLA DRIVE             6.875          1,937.94         51
                                       6.625          1,937.94      585,000.00
    LOS ANGELES      CA   91604          5            04/29/99         00
    0431324318                           05           06/01/99          0
    9920173                              O            05/01/29
    0


    1910124          225/225             F          273,750.00         ZZ
                                         360        273,536.45          1
    3116 SHORE ROAD                    7.250          1,867.46         75
                                       7.000          1,867.46      365,000.00
    UPPER TOWNSHIP   NJ   08230          5            04/06/99         00
    7118704                              05           06/01/99          0
    7118704                              O            05/01/29
    0


    1910181          G76/G61             F           78,000.00         ZZ
                                         180         78,000.00          1
    520 ASHBURY CIRCLE                11.800            790.34         65
                                      11.175            790.34      120,000.00
    HOPKINSVILLE     KY   42240          5            04/30/99         00
    1880079                              05           07/01/99          0
    114596                               O            06/01/14
    0


    1910700          M65/H74             F          144,000.00         ZZ
                                         180        143,735.68          1
    771 UNION AVENUE                  10.950          1,365.91         90
                                      10.575          1,365.91      160,000.00
1


    BRONX            NY   10455          1            01/07/99         00
    1878859                              07           02/07/99          0
    1964                                 O            01/07/14
    0


    1911291          N99/H74             F           93,500.00         ZZ
                                         360         93,149.49          1
    2532 HWY 25                        9.250            769.20         76
                                       8.750            769.20      124,500.00
    COTTONTOWN       TN   37048          5            11/13/98         00
    1878925                              05           12/19/98          0
    7997                                 O            11/19/28
    0


    1911385          N99/H74             F           56,800.00         ZZ
                                         180         56,721.54          1
    5242 SHARON TERRACE               12.250            595.21         80
                                      11.500            595.21       71,000.00
    JACKSONVILLE     FL   32216          1            01/13/99         00
    1878917                              05           02/13/99          0
    8603                                 O            01/13/14
    0


    1916086          Q72/Q72             F           88,749.00         ZZ
                                         360         80,460.14          1
    1090 DOROTHY COURT                11.500            878.87         80
                                      11.000            878.87      112,000.00
    PASO ROBLES      CA   93446          5            09/29/87         00
    3004260                              05           11/01/87          0
    3004260                              O            10/01/17
    0


    1916087          Q72/Q72             F          147,198.85         ZZ
                                         360        145,968.95          1
    3712 SHEPPARD HILL RD.             9.500          1,237.73         99
                                       9.000          1,237.73      150,000.00
    KERNERSVILLE     NC   27284          2            01/15/98         00
    3060813                              05           03/01/98          0
    3060813                              O            02/01/28
    0


    1916088          Q72/Q72             F           76,000.00         ZZ
                                         360         75,019.12          1
    5738 U.S. HWY 64 EAST             12.390            804.63         80
                                      11.890            804.63       96,000.00
    LEXINGTON        NC   27292          5            02/07/96         00
    3060822                              05           03/12/96          0
    3060822                              O            02/12/26
    0
1




    1916089          Q72/Q72             F           75,600.00         ZZ
                                         360         74,250.95          1
    323 HEMLOCK DR.                   10.900            714.25         89
                                      10.400            714.25       85,000.00
    DURHAM           NC   27705          2            01/18/96         00
    3060831                              05           02/24/96          0
    3060831                              O            01/24/26
    0


    1916090          Q72/Q72             F           74,320.00         ZZ
                                         360         72,732.82          1
    706 LAKEVIEW DR.                   9.890            646.18         80
                                       9.390            646.18       94,000.00
    DURHAM           NC   27712          5            01/31/96         00
    3060840                              05           03/01/96          0
    3060840                              O            02/01/26
    0


    1916091          Q72/Q72             F           58,950.00         ZZ
                                         360         58,480.36          1
    3643 CRESTON DR                   11.400            579.29         90
                                      10.900            579.29       65,500.00
    INDIANAPOLIS     IN   46222          2            03/28/97         00
    3062198                              05           05/02/97          0
    3062198                              O            04/02/27
    0


    1916093          Q72/Q72             F           51,022.00         ZZ
                                         360         49,218.90          1
    1000 EL SERENO DR                  7.500            356.75         86
                                       7.000            356.75       60,000.00
    BAKERSFIELD      CA   93304          2            12/20/95         00
    3200119                              05           02/01/96          0
    3200119                              O            01/01/26
    0


    1916094          Q72/Q72             F          115,102.00         ZZ
                                         360        107,794.26          1
    11980 REDWOOD DR                   7.000            765.78        101
                                       6.500            765.78      115,000.00
    FONTANA          CA   92335          2            01/03/94         00
    3200137                              05           03/01/94          0
    3200137                              O            02/01/24
    0


    1916095          Q72/Q72             F           63,700.00         ZZ
                                         360         61,792.19          1
1


    123 GRAVETT RD                     9.000            512.54        100
                                       8.500            512.54       64,000.00
    SODDY DAISY      TN   37379          2            11/07/95         00
    3200146                              05           01/01/96          0
    3200146                              O            12/01/25
    0


    1916096          Q72/Q72             F           53,988.00         ZZ
                                         360         52,255.08          1
    511 EXPLORER CR                    7.750            386.78        100
                                       7.250            386.78       54,500.00
    DOTHAN           AL   36301          2            01/31/96         00
    3200164                              05           03/01/96          0
    3200164                              O            02/01/26
    0


    1916097          Q72/Q72             F           89,954.00         ZZ
                                         360         86,030.30          1
    2302 HOLLY HILLS RD                8.000            660.05        100
                                       7.500            660.05       90,000.00
    SODDY DAISY      TN   37379          2            03/29/96         00
    3200173                              05           05/01/96          0
    3200173                              O            04/01/26
    0


    1916098          Q72/Q72             F           42,750.00         ZZ
                                         360         41,511.55          1
    2023 N. LACROSSE AVENUE            9.500            359.47         95
                                       9.000            359.47       45,000.00
    CHICAGO          IL   60639          2            06/26/95         10
    3300001                              05           08/01/95         30
    3300001                              O            07/01/25
    0


    1916099          Q72/Q72             F           56,595.00         ZZ
                                         360         54,243.19          1
    177 SOUTHSIDE DRIVE                8.500            435.17         88
                                       8.000            435.17       64,900.00
    MCMINNVILLE      TN   37110          2            04/20/95         00
    3400073                              05           06/01/95          0
    3400073                              O            05/01/25
    0


    1916100          Q72/Q72             F          126,000.00         ZZ
                                         360        116,767.06          1
    53 SMITH ST                        8.250            946.60         87
                                       7.750            946.60      145,000.00
    PERTH AMBOY      NJ   08861          2            07/27/95         14
    3400117                              05           09/01/95          0
1


    3400117                              O            08/01/25
    0


    1916101          Q72/Q72             F          115,900.00         ZZ
                                         360        111,624.29          1
    883 ASPEN DR                       8.000            850.43         98
                                       7.500            850.43      119,000.00
    LITHIA SPRINGS   GA   30057          2            06/15/95         00
    3400126                              05           08/01/95          0
    3400126                              O            07/01/25
    0


    1916102          Q72/Q72             F           73,130.00         ZZ
                                         360         70,790.55          1
    392 W OTTAWA RD                    8.000            536.60         99
                                       7.500            536.60       74,000.00
    PAXTON           IL   60957          2            12/04/95         00
    3400162                              05           02/01/96          0
    3400162                              O            01/01/26
    0


    1916103          Q72/Q72             F           46,615.00         ZZ
                                         360         44,682.99          1
    2106 WEST PROSPECT STREET          9.000            375.08        100
                                       8.500            375.08       47,000.00
    JACKSONVILLE     FL   32205          2            10/06/95         00
    3400233                              05           11/01/95          0
    3400233                              O            10/01/25
    0


    1916107          Q72/Q72             F           59,375.00         ZZ
                                         360         57,451.51          1
    5697 WEST 17TH AVE UNIT 710        8.000            435.67         95
                                       7.500            435.67       63,000.00
    HIALEAH          FL   33012          2            11/20/95         12
    3400322                              05           01/01/96          0
    3400322                              O            12/01/25
    0


    1916108          Q72/Q72             F          190,000.00         ZZ
                                         360        186,726.60          1
    1721 NEW HAVEN AVENUE              8.500          1,460.94         91
                                       8.000          1,460.94      210,000.00
    FAR ROCKAWAY     NY   11691          2            03/19/97         01
    3400368                              05           05/01/97          0
    3400368                              O            04/01/27
    0


1


    1916109          Q72/Q72             F           79,653.00         ZZ
                                         360         77,212.08          1
    100 CANNADY DRIVE                  8.000            584.47        100
                                       7.500            584.47       79,653.00
    CEDAR HILL       TX   75104          2            01/26/96         00
    3400402                              05           03/01/96          0
    3400402                              O            02/01/26
    0


    1916110          Q72/Q72             F          111,240.00         ZZ
                                         360        107,259.50          1
    4625 SOUTH SHERMAN STREET          7.000            740.09         86
                                       6.500            740.09      130,000.00
    ENGLEWOOD        CO   80110          2            02/29/96         99
    3400420                              05           04/01/96          0
    3400420                              O            03/01/26
    0


    1916111          Q72/Q72             F          111,000.00         ZZ
                                         360        107,374.53          1
    3622 NORTH SAYRE AVENUE            7.500            776.13         76
                                       7.000            776.13      147,000.00
    CHICAGO          IL   60634          5            02/27/96         00
    3400439                              05           04/01/96          0
    3400439                              O            03/01/26
    0


    1916112          Q72/Q72             F           68,967.00         ZZ
                                         360         67,091.62          1
    8834 HALSTED ST                    8.500            530.30         89
                                       8.000            530.30       77,900.00
    CHICAGO          IL   60620          2            04/24/96         98
    3400466                              05           06/01/96          0
    3400466                              O            05/01/26
    0


    1916114          Q72/Q72             F           54,443.00         ZZ
                                         360         52,998.40          1
    5910 CAMARO DR WEST                8.500            418.62         93
                                       8.000            418.62       59,000.00
    JACKSONVILLE     FL   32244          2            04/19/96         00
    3400475                              05           06/01/96          0
    3400475                              O            05/01/26
    0


    1916115          Q72/Q72             F           62,660.00         ZZ
                                         360         61,206.52          1
    629 ALAMO DR                       9.000            504.18         98
                                       8.500            504.18       64,000.00
1


    MONTGOMERY       AL   36111          2            04/30/96         98
    3400536                              05           06/01/96          0
    3400536                              O            05/01/26
    0


    1916117          Q72/Q72             F           99,455.00         ZZ
                                         360         98,095.82          1
    317 EAST 84TH PLACE                8.500            764.73         81
                                       8.000            764.73      123,000.00
    LOS ANGELES      CA   90003          2            08/15/97         00
    3500054                              05           10/01/97          0
    3500054                              O            09/01/27
    0


    1916118          Q72/Q72             F          137,301.00         ZZ
                                         360        135,520.54          1
    1439 SOUTH PINE AVENUE             8.500          1,055.73         97
                                       8.000          1,055.73      143,000.00
    ONTARIO          CA   91762          2            09/11/97         00
    3500278                              05           11/01/97          0
    3500278                              O            10/01/27
    0


    1916120          Q72/Q72             F           80,982.00         ZZ
                                         360         79,875.21          1
    24387 ELECTRA COURT                8.500            622.69         99
                                       8.000            622.69       82,000.00
    MORENO VALLEY    CA   92551          2            08/15/97         00
    3500287                              05           10/01/97          0
    3500287                              O            09/01/27
    0


    1916121          Q72/Q72             F           83,845.00         ZZ
                                         360         82,699.18          1
    14321 WOODLARK LANE                8.500            644.70         97
                                       8.000            644.70       87,000.00
    MORENO VALLEY    CA   92553          2            08/15/97         00
    3500296                              05           10/01/97          0
    3500296                              O            09/01/27
    0


    1916122          Q72/Q72             F           71,012.00         ZZ
                                         360         70,091.21          1
    25704 DANDELION COURT              8.500            546.02         93
                                       8.000            546.02       77,000.00
    MORENO VALLEY    CA   92553          2            09/11/97         00
    3500312                              05           11/01/97          0
    3500312                              O            10/01/27
    0
1




    1916123          Q72/Q72             F          116,539.00         ZZ
                                         360        115,057.89          1
    1231 JEFFERSON AVE                 8.750            916.82         99
                                       8.250            916.82      118,000.00
    ESCONDIDO        CA   92027          2            09/10/97         00
    3500330                              05           11/01/97          0
    3500330                              O            10/01/27
    0


    1916124          Q72/Q72             F          153,375.00         ZZ
                                         360        151,180.86          1
    8854 KENTVILLE STREET              8.000          1,125.42         93
                                       7.500          1,125.42      165,000.00
    RIVERSIDE        CA   92508          2            09/04/97         98
    3500394                              05           11/01/97          0
    3500394                              O            10/01/27
    0


    1916125          Q72/Q72             F           74,290.00         ZZ
                                         360         73,277.96          1
    2227 SMOKETREE LANE                8.250            558.12         98
                                       7.750            558.12       76,000.00
    ONTARIO          CA   91752          2            09/19/97         00
    3500429                              01           11/01/97          0
    3500429                              O            10/01/27
    0


    1916126          Q72/Q72             F           71,268.00         ZZ
                                         360         70,140.42          1
    474 COUDURES WAY                   7.750            510.58         92
                                       7.250            510.58       78,000.00
    PERRIS           CA   92571          2            08/22/97         00
    3500438                              05           10/01/97          0
    3500438                              O            09/01/27
    0


    1916127          Q72/Q72             F          107,100.00         ZZ
                                         360        105,491.70          1
    27798 CALLE DE LEON                7.750            767.28         89
                                       7.250            767.28      121,000.00
    ROMOLAND         CA   92585          2            09/05/97         00
    3500456                              05           11/01/97          0
    3500456                              O            10/01/27
    0


    1916128          Q72/Q72             F           49,950.00         ZZ
                                         360         49,300.33          1
1


    8847 WILLIS AVENUE #D-9            8.750            392.96         91
                                       8.250            392.96       55,000.00
    LOS ANGELES      CA   91402          2            08/22/97         00
    3500492                              01           10/01/97          0
    3500492                              O            09/01/27
    0


    1916129          Q72/Q72             F           95,000.00         ZZ
                                         360         93,883.17          1
    248 WINDSOR AVE                   11.875            968.06         78
                                      11.375            968.06      123,000.00
    WESTFIELD        NJ   07090          5            08/02/96         00
    3600142                              05           10/01/96          0
    3600142                              O            09/01/26
    0


    1916130          Q72/Q72             F          129,300.00         ZZ
                                         360        128,353.29          1
    1425 S. HARRIS                    12.875          1,417.70         75
                                      12.375          1,417.70      172,500.00
    YPSILANTI        MI   48198          5            02/21/97         00
    3600366                              05           04/01/97          0
    3600366                              O            03/01/27
    0


    1916131          Q72/Q72             F           75,600.00         ZZ
                                         360         74,807.88          1
    114 HOMER ST                      11.375            741.46         90
                                      10.875            741.46       84,000.00
    ELYRIA           OH   44035          2            01/28/97         00
    3600428                              05           03/01/97          0
    3600428                              O            02/01/27
    0


    1916133          Q72/Q72             F           18,900.00         ZZ
                                         360         18,681.95          1
    1852 N MOTT DRIVE                 13.000            209.07         70
                                      12.500            209.07       27,000.00
    MOBILE           AL   36617          5            01/27/97         00
    3700917                              05           03/01/97          0
    3700917                              O            02/01/27
    0


    1916134          Q72/Q72             F           52,800.00         ZZ
                                         240         51,579.36          1
    2949 BUNGALOW COURT SOUTH         11.700            570.37         80
                                      11.200            570.37       66,000.00
    MOBILE           AL   36695          5            10/03/97         00
    3701257                              05           11/08/97          0
1


    3701257                              O            10/08/17
    0


    1916135          Q72/Q72             F           28,000.00         ZZ
                                         360         27,838.52          1
    1617 S. FAUST STREET              12.150            291.25         80
                                      11.650            291.25       35,000.00
    INDIANAPOLIS     IN   46203          5            10/21/97         00
    3701284                              05           12/01/97          0
    3701284                              O            11/01/27
    0


    1916136          Q72/Q72             F           42,900.00         ZZ
                                         360         42,505.02          1
    89 FORT SUMPTER                   12.900            471.21         55
                                      12.400            471.21       78,000.00
    CONROE           TX   77302          5            08/28/96         00
    4008905                              05           10/01/96          0
    4008905                              O            09/01/26
    0


    1916138          Q72/Q72             F           71,006.47         ZZ
                                         360         70,363.40          1
    13219 TELEGRAPH ROAD              10.000            623.13         79
                                       9.500            623.13       90,000.00
    WOODBRIDGE       VA   22192          5            03/13/98         00
    4010322                              05           04/01/98          0
    4010322                              O            03/01/28
    0


    1916139          Q72/Q72             F           60,800.00         ZZ
                                         360         59,886.85          1
    2473 GASPER SOMERS ROAD           10.000            533.57         79
                                       9.500            533.57       77,000.00
    CAMDEN           OH   45311          5            01/04/97         00
    4010572                              05           02/10/97          0
    4010572                              O            01/10/27
    0


    1916140          Q72/Q72             F          114,800.00         ZZ
                                         360        106,792.29          1
    392 CENTRAL PARK WEST UNIT 12D     9.375            954.85         61
                                       8.875            954.85      191,000.00
    NEW YORK         NY   10025          5            07/08/91         00
    4010732                              01           09/01/91          0
    4010732                              O            08/01/21
    0


1


    1916141          Q72/Q72             F           97,800.00         ZZ
                                         360         94,540.71          1
    290 SW 99 AVENUE                  10.000            858.26         75
                                       9.500            858.26      130,500.00
    PEMBROKE PINES   FL   33025          5            07/29/94         00
    4010876                              05           09/01/94          0
    4010876                              O            08/01/24
    0


    1916142          Q72/Q72             F          107,124.41         ZZ
                                         360        106,396.55          1
    901 VICTORIA LANE                  9.500            900.76         75
                                       9.000            900.76      143,000.00
    ELK GROVE VILLA  IL   60007          5            05/01/98         00
    4500686                              05           06/01/98          0
    4500686                              O            05/01/28
    0


    1916144          Q72/Q72             F          155,500.00         ZZ
                                         360        153,476.53          1
    6 MEADOWCREST LANE                 9.000          1,251.19         90
                                       8.500          1,251.19      173,900.00
    BEAR             DE   19701          2            07/07/97         01
    4500980                              05           09/01/97          0
    4500980                              O            08/01/27
    0


    1916145          Q72/Q72             F          107,000.00         ZZ
                                         360        105,920.55          1
    4306 BAYSIDE DRIVE                 9.750            919.30         74
                                       9.250            919.30      145,000.00
    KISSIMMEE        FL   34746          5            09/12/97         00
    4501042                              05           11/01/97          0
    4501042                              O            10/01/27
    0


    1916147          Q72/Q72             F          144,000.00         ZZ
                                         360        142,031.12          1
    17130 SE STONEY BROOK COURT        8.500          1,107.24         75
                                       8.000          1,107.24      192,000.00
    CLACKAMAS        OR   97015          5            08/20/97         00
    4501051                              05           10/01/97          0
    4501051                              O            09/01/27
    0


    1916148          Q72/Q72             F          129,700.00         ZZ
                                         360        111,952.12          1
    HEATHER LANE                       9.000          1,043.60         80
                                       8.500          1,043.60      162,500.00
1


    MACUNGIE         PA   18062          5            03/17/87         00
    4700023                              05           10/01/87          0
    4700023                              O            09/01/17
    0


    1916149          Q72/Q72             F           17,900.00         ZZ
                                         360          8,853.16          1
    2603 PEOPLES STREET               15.500            233.51         60
                                      15.000            233.51       30,000.00
    CHESTER          PA   19013          5            01/08/82         98
    4700363                              05           03/01/82          0
    4700363                              O            02/01/12
    0


    1916150          Q72/Q72             F           20,708.00         ZZ
                                         360         18,048.98          1
    4724 TAMPA STREET                 10.500            189.43         89
                                      10.000            189.43       23,500.00
    PHILADELPHIA     PA   19120          2            07/29/86         00
    4700381                              05           09/01/86          0
    4700381                              O            08/01/16
    0


    1916151          Q72/Q72             F           48,450.00         ZZ
                                         360         47,247.34          1
    317 WEST LOGAN STREET              6.990            322.02         92
                                       6.490            322.02       53,000.00
    PHILADELPHIA     PA   19144          2            01/21/97         00
    4700498                              05           03/01/97          0
    4700498                              O            02/01/27
    0


    1916152          Q72/Q72             F           20,700.00         ZZ
                                         300          6,939.68          1
    118 EAST COOKE AVENUE              9.750            184.64         90
                                       9.250            184.64       23,000.00
    GLENOLDEN        PA   19036          2            10/27/78         04
    4700700                              05           12/01/78         20
    4700700                              O            11/01/03
    0


    1916153          Q72/Q72             F           45,000.00         ZZ
                                         360         41,382.81          1
    742 HIGH STREET                   10.250            403.25         35
                                       9.750            403.25      130,000.00
    BETHLEHEM        PA   18018          5            11/02/89         00
    4700737                              05           01/01/90          0
    4700737                              O            12/01/19
    0
1




    1916154          Q72/Q72             F          110,000.00         ZZ
                                         360        109,049.17          1
    8203 BROOKSIDE ROAD               14.000          1,303.36         69
                                      13.500          1,303.36      160,000.00
    ELKINS PARK      PA   19117          5            03/06/96         00
    4700755                              05           05/01/96          0
    4700755                              O            04/01/26
    0


    1916155          Q72/Q72             F          100,000.00         ZZ
                                         360         98,582.17          1
    RR 1 BOX 1504                      8.625            768.14         80
                                       8.125            768.14      125,000.00
    FRIENDSVILLE     PA   18818          5            03/01/99         00
    4701335                              05           04/01/99          0
    4701335                              O            03/01/29
    0


    1916156          Q72/Q72             F           61,750.00         ZZ
                                         360         59,187.74          1
    24 GRAVITY STREET                  8.375            469.34         80
                                       7.875            469.34       78,000.00
    PITTSTON         PA   18640          2            10/21/94         11
    4701433                              05           12/01/94          0
    4701433                              O            11/01/24
    0


    1916157          Q72/Q72             F          104,000.00         ZZ
                                         360         99,673.22          2
    2255 BERNELL ROAD                  8.375            790.48         75
                                       7.875            790.48      139,500.00
    STATE COLLEGE    PA   16803          5            02/26/96         00
    4701488                              23           04/01/96          0
    4701488                              N            03/01/26
    0


    1916158          Q72/Q72             F           28,300.00         ZZ
                                         360         13,883.39          1
    FAIRFIELD DRIVE                    8.500            217.61         33
                                       8.000            217.61       87,000.00
    SMYRNA           DE   19977          5            08/13/76         00
    4701629                              05           10/01/76          0
    4701629                              O            09/01/06
    0


    1916159          Q72/Q72             F           73,150.00         ZZ
                                         360         70,738.90          1
1


    319 FAIRVIEW STREET                8.125            543.14         94
                                       7.625            543.14       78,000.00
    LEHIGHTON        PA   18235          2            11/06/95         12
    4701763                              05           01/01/96          0
    4701763                              O            12/01/25
    0


    1916160          Q72/Q72             F           84,000.00         ZZ
                                         360         77,273.98          1
    1707 PINE STREET                  10.700            780.97         70
                                      10.200            780.97      120,000.00
    NORRISTOWN       PA   19401          5            06/07/89         00
    4701923                              05           08/01/89          0
    4701923                              O            07/01/19
    0


    1916161          Q72/Q72             F           36,000.00         ZZ
                                         360         33,359.86          1
    1563 TRIBBIT AVENUE                6.375            224.59         99
                                       5.875            224.59       36,500.00
    SHARON HILL      PA   19079          2            11/05/93         00
    4702129                              07           01/01/94          0
    4702129                              O            12/01/23
    0


    1916162          Q72/Q72             F           32,900.00         ZZ
                                         360         30,384.38          1
    1152 VAN HOOK STREET               6.125            199.90        100
                                       5.625            199.90       33,000.00
    CAMDEN           NJ   08104          2            11/17/93         00
    4702138                              05           01/01/94          0
    4702138                              O            12/01/23
    0


    1916163          Q72/Q72             F           40,850.00         ZZ
                                         360         39,100.69          1
    1958 RENOVO STREET                 8.500            314.10         95
                                       8.000            314.10       43,000.00
    PHILADELPHIA     PA   19138          2            08/25/94         00
    4702192                              05           10/01/94          0
    4702192                              O            09/01/24
    0


    1916164          Q72/Q72             F           44,100.00         ZZ
                                         360         40,510.60          1
    222 NORTH KING STREET              6.875            289.71         77
                                       6.375            289.71       58,000.00
    GEORGETOWN HUND  DE   19947          5            04/22/94         00
    4702227                              05           06/01/94          0
1


    4702227                              O            05/01/24
    0


    1916165          Q72/Q72             F           97,000.00         ZZ
                                         360         94,027.82          1
    36 PEAR STREET                     8.000            711.75         83
                                       7.500            711.75      118,000.00
    PALMYRA          NJ   08065          2            01/31/96         01
    4702370                              05           03/01/96          0
    4702370                              O            02/01/26
    0


    1916166          Q72/Q72             F           26,500.00         ZZ
                                         360          5,595.93          1
    40 BOYDEN STREET                   6.750            171.99         81
                                       6.250            171.99       32,960.00
    EAST ORANGE      NJ   07017          2            06/29/72         00
    4702478                              05           08/01/72          0
    4702478                              O            07/01/02
    0


    1916167          Q72/Q72             F          126,320.00         ZZ
                                         360        125,380.71          1
    2472 SW ESTELLA TERRACE           13.000          1,397.36         79
                                      12.500          1,397.36      160,000.00
    PALM CITY        FL   34990          5            01/23/97         00
    5706676                              05           03/01/97          0
    5706676                              O            02/01/27
    0


    1916168          Q72/Q72             F           48,000.00         ZZ
                                         360         47,626.95          1
    1616 DICK MEYERS DRIVE            12.600            516.02         80
                                      12.100            516.02       60,000.00
    EL PASO          TX   79936          5            03/20/97         00
    5715632                              05           04/20/97          0
    5715632                              O            03/20/27
    0


    1916169          Q72/Q72             F           36,000.00         ZZ
                                         360         35,668.94          1
    6125 HUNTER ROAD                  11.600            359.26         75
                                      11.100            359.26       48,000.00
    OOLTEWAH         TN   37363          5            04/01/97         00
    5715664                              05           05/07/97          0
    5715664                              O            04/07/27
    0


1


    1916170          Q72/Q72             F          106,391.00         ZZ
                                         360        103,758.41          1
    2972 CLAREMONT AVENUE              8.500            818.06        100
                                       8.000            818.06      107,000.00
    CLOVIS           CA   93611          2            05/15/96         00
    8000185                              05           07/01/96          0
    8000185                              O            06/01/26
    0


    1916171          Q72/Q72             F          180,766.71         ZZ
                                         300        178,256.70          1
    1915 WEST LAS PALMAS CIRCLE        7.625          1,350.58         74
                                       7.125          1,350.58      245,000.00
    ORANGE           CA   92668          5            06/01/98         00
    8000307                              05           07/01/98          0
    8000307                              O            06/01/23
    0


    1916172          Q72/Q72             F           83,327.00         ZZ
                                         360         77,916.99          1
    1503 SPRINGWOOD DRIVE              7.500            582.64         86
                                       7.000            582.64       98,000.00
    MESQUITE         TX   75181          2            07/27/93         00
    8000316                              05           09/01/93          0
    8000316                              O            08/01/23
    0


    1916173          Q72/Q72             F          152,000.00         ZZ
                                         360        147,342.02          1
    2501 EAST 21ST STREET #305         9.000          1,223.03         90
                                       8.500          1,223.03      170,000.00
    SIGNAL HILL      CA   90806          2            06/01/95         14
    8000334                              01           08/01/95         30
    8000334                              O            07/01/25
    0


    1916174          Q72/Q72             F           81,833.00         ZZ
                                         360         76,399.58          1
    8497 NINTH STREET                  6.500            517.24        100
                                       6.000            517.24       82,000.00
    SAN JOAQUIN      CA   93660          2            03/03/94         98
    8000352                              05           05/01/94          0
    8000352                              N            04/01/24
    0


    1916175          Q72/Q72             F           68,800.00         ZZ
                                         360         66,456.45          1
    5261 PERKINS ROAD                  7.875            498.85         77
                                       7.375            498.85       90,000.00
1


    OXNARD           CA   93033          5            10/18/95         00
    8000361                              05           12/01/95          0
    8000361                              O            11/01/25
    0


    1916176          Q72/Q72             F          172,900.00         ZZ
                                         360        166,897.46          1
    172 CINNAMON OAK AVE               7.625          1,223.78         92
                                       7.125          1,223.78      188,000.00
    VENTURA          CA   93004          2            10/31/95         12
    8000398                              05           01/01/96         30
    8000398                              O            12/01/25
    0


    1916177          Q72/Q72             F          198,550.00         ZZ
                                         360        194,265.09          1
    737 HARRIS POINT DRIVE             8.875          1,579.75         95
                                       8.375          1,579.75      210,000.00
    VIRGINIA BEACH   VA   23455          2            07/29/96         12
    8000423                              05           09/01/96         30
    8000423                              O            08/01/26
    0


    1916178          Q72/Q72             F          124,000.00         ZZ
                                         360        121,676.99          1
    1947 WEST 68TH STREET              9.250          1,020.12         88
                                       8.750          1,020.12      142,000.00
    LOS ANGELES      CA   90047          2            08/27/96         00
    8000469                              05           11/01/96          0
    8000469                              O            10/01/26
    0


    1916179          Q72/Q72             F           68,300.00         ZZ
                                         360         66,871.18          1
    1285 ARLINGTON AVENUE              8.500            525.17         95
                                       8.000            525.17       72,000.00
    PLAINFIELD       NJ   08000          2            10/29/96         01
    8000502                              05           12/01/96          0
    8000502                              O            11/01/26
    0


    1916181          Q72/Q72             F           69,427.00         ZZ
                                         360         67,942.91          1
    2126 AND 2128 PARK WAY             8.750            546.18        100
                                       8.250            546.18       69,500.00
    BAKERSFIELD      CA   93304          2            07/30/96         98
    8000584                              05           10/01/96          0
    8000584                              O            09/01/26
    0
1




    1916182          Q72/Q72             F           88,446.00         ZZ
                                         360         85,422.82          1
    1928 E JARVIS AVENUE               8.000            648.99        100
                                       7.500            648.99       89,000.00
    MESA             AZ   85204          2            09/27/95         98
    8000600                              05           11/01/95          0
    8000600                              O            10/01/25
    0


    1916184          Q72/Q72             F           47,801.00         ZZ
                                         360         46,809.40          1
    18285 BIRCH STREET                 9.250            393.25         87
                                       8.750            393.25       55,000.00
    PERRIS           CA   92570          2            06/21/96         98
    8000664                              05           08/01/96          0
    8000664                              O            07/01/26
    0


    1916185          Q72/Q72             F           76,600.00         ZZ
                                         360         74,252.18          1
    24725 ETON                         9.000            616.35         95
                                       8.500            616.35       81,000.00
    DEARBORN HEIGHT  MI   48125          2            07/05/95         00
    8000877                              05           08/01/95          0
    8000877                              O            07/01/25
    0


    1916187          Q72/Q72             F           30,000.00         ZZ
                                         360         28,778.80          1
    4711 LARK                         12.000            330.33         63
                                      11.500            330.33       48,000.00
    SAN ANTONIO      TX   78228          5            07/06/96         00
    8002733                              05           08/15/96          0
    8002733                              O            07/15/26
    0


    1916188          Q72/Q72             F           64,000.00         ZZ
                                         360         61,561.71          1
    891 SUNSET DRIVE                   8.125            475.20         97
                                       7.625            475.20       66,000.00
    ARNOLD           MO   63010          2            06/30/95         00
    8002943                              05           08/01/95          0
    8002943                              O            07/01/25
    0


    1916189          Q72/Q72             F           76,615.00         ZZ
                                         360         75,519.16          1
1


    5811 WEST AVALON DRIVE             8.000            562.17        100
                                       7.500            562.17       77,250.00
    PHOENIX          AZ   85031          2            09/16/97         98
    8003000                              05           11/01/97          0
    8003000                              O            10/01/27
    0


    1916190          Q72/Q72             F           97,750.00         ZZ
                                         360         97,200.89          1
    1530 SUMMER LAKE TERRACE           9.950            854.22         85
                                       9.450            854.22      115,000.00
    LOGANVILLE       GA   30050          2            06/01/98         00
    8003033                              05           07/01/98          0
    8003033                              O            06/01/28
    0


    1916191          Q72/Q72             F          129,950.00         ZZ
                                         360        127,687.46          1
    1400 CARPENTIER STREET #436        7.250            886.49         97
                                       6.750            886.49      134,000.00
    SAN LEANDRO      CA   94577          2            08/13/97         10
    8003048                              01           10/01/97         35
    8003048                              O            09/01/27
    0


    1916193          Q72/Q72             F           57,600.00         ZZ
                                         360         56,568.26          4
    7207 CADDO LAKE LANE              11.490            569.97         89
                                      10.990            569.97       65,000.00
    HOUSTON          TX   77083          2            08/09/95         00
    8003714                              23           10/01/95          0
    8003714                              O            09/01/25
    0


    1916194          Q72/Q72             F           33,100.00         ZZ
                                         360         32,709.26          1
    4141 KOSSUTH AVENUE               11.550            329.05         82
                                      11.050            329.05       40,400.00
    ST LOUIS         MO   63115          2            04/18/96         00
    8003720                              05           06/01/96          0
    8003720                              O            05/01/26
    0


    1916195          Q72/Q72             F           88,000.00         ZZ
                                         360         85,090.07          1
    201 E CHERRY STREET               11.990            904.50        100
                                      11.490            904.50       88,000.00
    FOX LAKE         WI   53933          2            06/22/95         00
    8004242                              05           08/01/95          0
1


    8004242                              O            07/01/25
    0


    1916197          Q72/Q72             F          146,250.00         ZZ
                                         360        144,195.59          1
    32 RIDINGS WAY                    12.550          1,566.54         87
                                      12.050          1,566.54      170,000.00
    LITITZ           PA   17543          2            09/12/95         00
    8004320                              05           11/01/95          0
    8004320                              O            10/01/25
    0


    1916199          Q72/Q72             F          166,500.00         ZZ
                                         360        163,546.75          1
    37 WYTHE CIRCLE                   10.990          1,584.36         90
                                      10.490          1,584.36      185,000.00
    LANCASTER        PA   17601          2            10/30/95         00
    8004341                              05           12/15/95          0
    8004341                              O            11/15/25
    0


    1916200          Q72/Q72             F           81,000.00         ZZ
                                         360         80,069.01          1
    8235 S ARTESIAN AVENUE            12.950            892.86         90
                                      12.450            892.86       90,000.00
    CHICAGO          IL   60652          2            02/15/96         00
    8004419                              05           03/21/96          0
    8004419                              O            02/21/26
    0


    1916201          Q72/Q72             F           47,600.00         ZZ
                                         240         46,213.04          1
    157 PETE DAVIS ROAD               14.990            626.44         68
                                      14.490            626.44       70,000.00
    NEWNAN           GA   30263          5            07/16/96         00
    8004569                              27           08/21/96          0
    8004569                              O            07/21/16
    0


    1916202          Q72/Q72             F           80,000.00         ZZ
                                         360         79,297.91          1
    5509 JAMES B WHITE HWY 701 S       9.875            694.68         80
                                       9.375            694.68      100,000.00
    WHITEVILLE       NC   28472          5            11/13/97         00
    8004992                              05           01/01/98          0
    8004992                              O            12/01/27
    0


1


    1916203          Q72/Q72             F           49,350.00         ZZ
                                         360         48,606.04          1
    9409-K OLD CONCORD ROAD            8.500            379.46         90
                                       8.000            379.46       55,000.00
    CHARLOTTE        NC   28213          2            06/18/97         98
    8005031                              01           08/01/97          0
    8005031                              O            07/01/27
    0


    1916204          Q72/Q72             F           26,000.00         ZZ
                                         360         25,875.01          1
    1683 ARNOLD DRIVE                 12.990            287.41         58
                                      12.490            287.41       45,000.00
    STARKVILLE       MS   39759          5            10/08/97         00
    8005310                              05           12/01/97          0
    8005310                              O            11/01/27
    0


    1916205          Q72/Q72             F           76,200.00         ZZ
                                         360         75,833.77          1
    341 WEST 37TH STREET              12.990            842.33         60
                                      12.490            842.33      127,000.00
    HIALEAH          FL   33012          5            10/07/97         00
    8005328                              05           12/01/97          0
    8005328                              O            11/01/27
    0


    1916206          Q72/Q72             F           63,750.00         ZZ
                                         360         63,298.21          1
    6925 SOUTH HONORE STREET          13.950            752.83         75
                                      13.450            752.83       85,000.00
    CHICAGO          IL   60636          5            09/13/96         00
    8005373                              05           11/01/96          0
    8005373                              O            10/01/26
    0


    1916207          Q72/Q72             F          132,800.00         ZZ
                                         360        131,985.33          1
    5604 CHIMNEY ROCK DRIVE           10.990          1,263.69         80
                                      10.490          1,263.69      166,000.00
    ARLINGTON        TX   76017          5            01/06/98         00
    8006927                              05           03/01/98          0
    8006927                              O            02/01/28
    0


    1916208          Q72/Q72             F           20,150.00         ZZ
                                         360         19,954.17          1
    13388 LINCOLN DRIVE               12.750            218.97         47
                                      12.250            218.97       42,900.00
1


    BATON ROUGE      LA   70807          5            02/06/98         00
    8006960                              05           04/01/98          0
    8006960                              O            03/01/28
    0


    1916209          Q72/Q72             F           28,200.00         ZZ
                                         360         28,113.20          1
    129 EAST 22ND STREET              13.500            323.01         53
                                      13.000            323.01       54,000.00
    CHESTER          PA   19013          5            03/09/98         00
    8006981                              05           05/01/98          0
    8006981                              O            04/01/28
    0


    1916210          Q72/Q72             F           21,075.00         ZZ
                                         360         21,002.22          1
    404 EAST NORTH STREET             12.250            220.85         75
                                      11.750            220.85       28,100.00
    VICTORICA        TX   77901          5            05/22/98         00
    8007005                              05           07/01/98          0
    8007005                              O            06/01/28
    0


    1916211          Q72/Q72             F          111,600.00         ZZ
                                         360        110,959.43          1
    101 GRANDVIEW DRIVE               10.250          1,000.05         90
                                       9.750          1,000.05      124,000.00
    HENDERSON        NV   89015          2            04/07/98         00
    8007011                              05           06/01/98          0
    8007011                              O            05/01/28
    0


    1916212          Q72/Q72             F           32,800.00         ZZ
                                         360         32,647.58          1
    5126 WINETKA STREET               11.250            318.58         80
                                      10.750            318.58       41,000.00
    HOUSTON          TX   77021          5            04/23/98         00
    8007056                              05           06/01/98          0
    8007056                              O            05/01/28
    0


    1916213          Q72/Q72             F           69,990.00         ZZ
                                         360         69,712.81          1
    3229 CASTALIA AVE                 11.990            719.39         70
                                      11.490            719.39      100,000.00
    LOS ANGELES      CA   90032          5            02/09/98         00
    8007062                              05           06/01/98          0
    8007062                              O            05/01/28
    0
1




    1916214          Q72/Q72             F           39,900.00         ZZ
                                         360         39,738.58          1
    3324 S CENTRAL AVE                11.500            395.13         70
                                      11.000            395.13       57,000.00
    ROCKFORD         IL   61102          5            05/28/98         00
    8007071                              05           07/01/98          0
    8007071                              O            06/01/28
    0


    1916216          Q72/Q72             F           48,100.00         ZZ
                                         360         47,977.90          1
    450 SW VIOLET AVE                 12.750            522.70         65
                                      12.250            522.70       74,000.00
    PORT ST LUCIE    FL   34983          5            07/01/98         00
    8007149                              05           09/01/98          0
    8007149                              O            08/01/28
    0


    1916218          Q72/Q72             F           69,225.00         ZZ
                                         360         69,049.23          1
    5920 TENNERYVILLE ROAD            12.750            752.27         65
                                      12.250            752.27      106,500.00
    LONGVIEW         TX   75604          5            07/31/98         00
    8007308                              05           09/01/98          0
    8007308                              O            08/01/28
    0


    1916219          Q72/Q72             F           30,740.00         ZZ
                                         360         30,661.96          1
    3340 ROGERS DRIVE                 12.750            334.05         53
                                      12.250            334.05       58,000.00
    ORLANDO          FL   32805          5            07/20/98         00
    8007314                              05           09/01/98          0
    8007314                              O            08/01/28
    0


    1916220          Q72/Q72             F           49,300.00         ZZ
                                         360         49,073.06          1
    215 ESTHER PLACE                   9.990            432.28         79
                                       9.490            432.28       63,000.00
    EDCOUCH          TX   78538          5            07/28/98         00
    8007317                              05           09/01/98          0
    8007317                              O            08/01/28
    0


    1916221          Q72/Q72             F           19,875.00         ZZ
                                         360         19,757.92          1
1


    320 COUNTY ROAD 670               10.500            181.80         75
                                      10.000            181.80       26,500.00
    QUITMAN          MS   39355          5            02/20/98         00
    8007323                              05           04/01/98          0
    8007323                              O            03/01/28
    0


    1916222          Q72/Q72             F           47,345.00         ZZ
                                         360         47,049.98          1
    525 E 5TH STREET                   9.450            396.38         85
                                       8.950            396.38       55,700.00
    MUNCIE           IN   47302          2            05/18/98         00
    8007695                              05           07/01/98          0
    8007695                              O            06/01/28
    0


    1916223          Q72/Q72             F           77,175.00         ZZ
                                         360         71,064.45          1
    ROUTE 2, 413                      10.000            677.27         99
                                       9.500            677.27       78,000.00
    HARPERS FE       WV   25425          2            11/16/90         99
    8007725                              05           01/01/91          0
    8007725                              O            12/01/20
    0


    1916224          Q72/Q72             F           40,600.00         ZZ
                                         240         39,878.58          1
    355 PINE STREET                   13.750            497.51         70
                                      13.250            497.51       58,000.00
    SPRING CITY      TN   37381          5            10/01/97         00
    8007830                              05           11/06/97          0
    8007830                              O            10/06/17
    0


    1916225          Q72/Q72             F           77,250.00         ZZ
                                         360         77,008.20          1
    922 CURTIS STREET                 13.750            900.05         75
                                      13.250            900.05      103,000.00
    LINDEN           NJ   07036          5            03/31/98         00
    8008436                              05           05/01/98          0
    8008436                              O            04/01/28
    0


    1916226          Q72/Q72             F           48,800.00         ZZ
                                         360         48,397.13          1
    18262 ASHTON                       9.875            423.76         80
                                       9.375            423.76       61,000.00
    DETROIT          MI   48219          5            12/23/97         00
    8008508                              05           02/01/98          0
1


    8008508                              O            01/01/28
    0


    1916227          Q72/Q72             F           55,000.00         ZZ
                                         360         54,756.19          1
    50637 BOWER DRIVE                 12.500            587.00         48
                                      12.000            587.00      115,000.00
    CHESTERFILED TW  MI   48047          5            01/08/98         00
    8008511                              05           03/01/98          0
    8008511                              O            02/01/28
    0


    1916228          Q72/Q72             F           38,500.00         ZZ
                                         360         38,338.37          1
    5684 JACKSON                      12.750            418.38         50
                                      12.250            418.38       77,000.00
    DEARBORN HEIGHT  MI   48125          5            03/28/98         00
    8008526                              05           05/01/98          0
    8008526                              O            04/01/28
    0


    1916229          Q72/Q72             F           23,400.00         ZZ
                                         360         23,342.64          1
    14256  WASHBURN                   15.250            300.57         65
                                      14.750            300.57       36,000.00
    DETROIT          MI   48238          5            05/27/98         00
    8008553                              05           07/01/98          0
    8008553                              O            06/01/28
    0


    1916230          Q72/Q72             F           63,000.00         ZZ
                                         360         62,826.62          1
    108 ALPENA TRAIL                  12.500            672.38         75
                                      12.000            672.38       84,000.00
    MARKEY TWP       MI   48629          5            07/29/98         00
    8008574                              05           09/01/98          0
    8008574                              O            08/01/28
    0


    1916231          Q72/Q72             F           85,000.00         ZZ
                                         360         84,649.31          1
    10 NORTHEAST LITTLE STRAWBERRY     9.990            745.31         85
                                       9.490            745.31      100,000.00
    BELLINGHAM       WA   98226          2            08/21/98         00
    8009024                              05           10/01/98          0
    8009024                              O            09/01/28
    0


1


    1916232          Q72/Q72             F          210,000.00         ZZ
                                         360        208,933.90          1
    24712 MORNING STAR LANE            8.990          1,688.20         69
                                       8.490          1,688.20      305,000.00
    DANA POINT       CA   92629          5            08/24/98         00
    8009027                              01           10/01/98          0
    8009027                              O            09/01/28
    0


    1916233          Q72/Q72             F           47,920.00         ZZ
                                         360         47,768.81          1
    28 SOUTH 3RD STREET               11.250            465.43         78
                                      10.750            465.43       62,000.00
    COPLAY           PA   18037          5            08/14/98         00
    8009048                              05           10/01/98          0
    8009048                              O            09/01/28
    0


    1916234          Q72/Q72             F          134,400.00         ZZ
                                         180         89,766.76          1
    1802 OAKSHIRE CT.                 12.300          1,639.05         80
                                      11.800          1,639.05      168,000.00
    SAN DIEGO        CA   92102          5            02/01/91         00
    3060494                              05           03/15/91          0
    3060494                              O            02/15/06
    0


    1916235          Q72/Q72             F           51,200.00         ZZ
                                         240         48,665.36          1
    617 COLUMBIA AVE.                 11.190            535.12         80
                                      10.690            535.12       64,000.00
    BURLINGTON       NC   27215          5            05/20/96         00
    3060804                              05           06/24/96          0
    3060804                              O            05/24/16
    0


    1916236          Q72/Q72             F           54,400.00         ZZ
                                         180         48,774.36          1
    33356 HARKEY RD.                  10.490            601.00         80
                                       9.990            601.00       68,000.00
    ALBEMARLE        NC   28001          5            03/30/96         00
    3060877                              05           05/04/96          0
    3060877                              O            04/04/11
    0


    1916237          Q72/Q72             F           81,360.00         ZZ
                                         240         78,216.90          1
    8500 WOODRIDGE LANE               11.550            870.45         90
                                      11.050            870.45       90,400.00
1


    OOLTEWAH         TN   37363          2            06/14/96         00
    3062081                              05           07/14/96          0
    3062081                              O            06/14/16
    0


    1916238          Q72/Q72             F           69,300.00         ZZ
                                         240         64,597.89          1
    128 COLLEGE ST                    11.400            734.27         90
                                      10.900            734.27       77,000.00
    URBANA           OH   43078          2            01/14/97         00
    3062170                              05           02/21/97          0
    3062170                              O            01/21/17
    0


    1916239          Q72/Q72             F           27,000.00         ZZ
                                         180         25,262.25          2
    1636-1638 MUSIC ST                14.728            372.87         59
                                      14.228            372.87       46,000.00
    NEW OLEANS       LA   70117          5            07/31/96         00
    3062214                              23           09/01/96          0
    3062214                              O            08/01/11
    0


    1916240          Q72/Q72             F          200,000.00         ZZ
                                         180        185,946.87          1
    15831 PLUMWOOD STREET              7.000          1,797.66         77
                                       6.500          1,797.66      260,000.00
    WESTMINSTER      CA   92683          5            08/25/97         00
    3500250                              05           10/01/97          0
    3500250                              O            09/01/12
    0


    1916241          Q72/Q72             F          154,425.00         ZZ
                                         180        144,931.72          1
    1642 PAMO ROAD                     8.000          1,475.77         98
                                       7.500          1,475.77      158,000.00
    RAMONA           CA   92065          2            09/12/97         00
    3500385                              05           11/01/97          0
    3500385                              O            10/01/12
    0


    1916242          Q72/Q72             F           16,000.00         ZZ
                                         180         15,243.57          1
    23 MECHANIC STREET                12.990            202.34         54
                                      12.490            202.34       30,000.00
    SELMA            AL   36701          5            07/23/97         00
    3700944                              05           08/29/97          0
    3700944                              O            07/29/12
    0
1




    1916243          Q72/Q72             F           35,750.00         ZZ
                                         180         35,678.55          1
    13469 CALDWELL                    17.400            521.31         65
                                      16.900            521.31       55,000.00
    DETROIT          MI   48212          5            06/06/97         00
    3700962                              05           07/11/97          0
    3700962                              O            06/11/12
    0


    1916244          Q72/Q72             F           20,000.00         ZZ
                                         180         19,899.66          1
    20498 SANTA BARBARA               14.000            236.98         55
                                      13.500            236.98       37,000.00
    DETROIT          MI   48221          5            06/16/97         00
    3701006                              05           07/20/97          0
    3701006                              O            06/20/12
    0


    1916245          Q72/Q72             F          110,430.00         ZZ
                                         180        109,751.86          1
    5712 MANCHESTER DRIVE             12.375          1,167.88         89
                                      11.875          1,167.88      124,500.00
    RICHARDSON       TX   75082          2            07/28/97         00
    3701088                              05           09/01/97          0
    3701088                              O            08/01/12
    0


    1916247          Q72/Q72             F           71,400.00         ZZ
                                         180         71,036.72          1
    2040 ATHENS HIGHWAY               12.990            789.27         70
                                      12.490            789.27      102,000.00
    MADISON          GA   30650          5            09/29/97         00
    3701239                              05           11/03/97          0
    3701239                              O            10/03/12
    0


    1916248          Q72/Q72             F          103,500.00         ZZ
                                         180         59,403.12          1
    33337 3RD STREET                  13.350          1,333.45         69
                                      12.850          1,333.45      150,000.00
    UNION CITY       CA   94587          5            08/21/89         00
    4010242                              05           09/22/89          0
    4010242                              O            08/22/04
    0


    1916249          Q72/Q72             F          140,000.00         ZZ
                                         180         96,793.86          1
1


    1106 GYPSY LANE                   13.400          1,808.35         80
                                      12.900          1,808.35      175,000.00
    ORELAND          PA   19075          5            04/10/91         00
    4010251                              05           05/15/91          0
    4010251                              O            04/15/06
    0


    1916250          Q72/Q72             F           47,500.00         ZZ
                                         180         29,675.90          1
    1419 RANDOLPH STREET              13.750            624.62         70
                                      13.250            624.62       67,900.00
    HARRISBURG       PA   17104          5            03/07/90         00
    4010288                              05           04/12/90          0
    4010288                              O            03/12/05
    0


    1916251          Q72/Q72             F           80,000.00         ZZ
                                         180         54,791.15          2
    26-28 BERGEN STREET               11.990            959.61         67
                                      11.490            959.61      120,000.00
    PATERSON CITY    NJ   07522          5            06/28/91         00
    4010420                              23           08/03/91          0
    4010420                              O            07/03/06
    0


    1916252          Q72/Q72             F           84,000.00         ZZ
                                         180         64,915.14          1
    406 S RTE 73                       9.750            889.86         80
                                       9.250            889.86      105,000.00
    BLUE ANCHOR      NJ   08037          5            09/17/93         00
    4010527                              05           10/23/93          0
    4010527                              O            09/23/08
    0


    1916254          Q72/Q72             F           63,000.00         ZZ
                                         180         27,394.03          1
    154 CHICHESTER AVENUE             14.750            870.97         60
                                      14.250            870.97      105,000.00
    CENTER MORICHES  NY   11934          5            10/07/87         00
    4010750                              05           11/14/87          0
    4010750                              O            10/14/02
    0


    1916255          Q72/Q72             F           73,700.00         ZZ
                                         180         47,530.15          1
    214 23RD STREET                   12.500            908.37         70
                                      12.000            908.37      106,000.00
    WATERVLIET       NY   12189          5            10/24/90         00
    4011090                              05           11/29/90          0
1


    4011090                              N            10/29/05
    0


    1916256          Q72/Q72             F           20,000.00         ZZ
                                         180         13,830.92          1
    JACKSON STREET                    10.500            221.08         80
                                      10.000            221.08       25,000.00
    THOMPSON         PA   18465          5            01/17/92         00
    4701406                              05           02/23/92          0
    4701406                              O            01/23/07
    0


    1916257          Q72/Q72             F           30,000.00         ZZ
                                         120         20,273.33          1
    CORNER OF BEECH & LIBERTY STRE     7.625            358.07         69
                                       7.125            358.07       44,000.00
    BLANCHARD        PA   16826          5            08/31/95         00
    4701512                              05           11/01/95          0
    4701512                              O            10/01/05
    0


    1916260          Q72/Q72             F           27,500.00         ZZ
                                         180         24,580.85          1
    8506 PIEDMONT                     16.000            369.81         55
                                      15.500            369.81       50,000.00
    DETROIT          MI   48228          5            04/03/97         00
    8000850                              05           05/08/97          0
    8000850                              O            04/08/12
    0


    1916261          Q72/Q72             F           26,939.13         ZZ
                                         180         23,499.74          1
    409 NORTH NEW YORK AVENUE         12.250            336.81         85
                                      11.750            336.81       32,000.00
    ATLANTIC CITY    NJ   08401          2            08/26/94         00
    8002487                              05           10/01/94          0
    8002487                              O            09/01/09
    0


    1916262          Q72/Q72             F           72,638.16         ZZ
                                         180         71,524.90          1
    31 PRIMROSE LANE                  12.150            778.69         89
                                      11.650            778.69       82,000.00
    SICKLERVILLE     NJ   08081          2            11/22/96         00
    8002535                              05           01/01/97          0
    8002535                              O            12/01/11
    0


1


    1916263          Q72/Q72             F           52,720.00         ZZ
                                         180         51,936.91          1
    700 TARBORO STREET                13.490            603.45         88
                                      12.990            603.45       60,000.00
    ROCKY MOUNT      NC   27801          2            01/29/96         00
    8002562                              05           02/29/96          0
    8002562                              O            01/29/11
    0


    1916264          Q72/Q72             F           65,945.99         ZZ
                                         180         64,866.79          1
    73 ROGERS DRIVE                   14.130            800.38         91
                                      13.630            800.38       73,000.00
    GERMANTOWN       OH   45327          2            11/29/96         00
    8002571                              05           01/05/97          0
    8002571                              O            12/05/11
    0


    1916265          Q72/Q72             F           28,000.00         ZZ
                                         179         23,848.88          1
    10323 EAST THISTLE STREET          9.000            283.99         80
                                       8.500            283.99       35,000.00
    EL FRIDA         AZ   85610          5            05/05/95         00
    8002745                              05           07/19/95          0
    8002745                              O            05/19/10
    0


    1916267          Q72/Q72             F           43,632.00         ZZ
                                         180         43,364.67          1
    145 LAKESHORE DRIVE               13.850            512.46         80
                                      13.350            512.46       55,000.00
    POTTS CAMP       MS   38659          5            05/08/96         00
    8002769                              05           06/13/96          0
    8002769                              O            05/13/11
    0


    1916268          Q72/Q72             F           28,739.88         ZZ
                                         180         25,200.70          1
    2002 SPIRES AVENUE                11.990            344.72         83
                                      11.490            344.72       35,000.00
    JACKSONVILLE     FL   32209          2            01/09/95         00
    8002811                              05           02/13/95          0
    8002811                              O            01/13/10
    0


    1916269          Q72/Q72             F           25,600.00         ZZ
                                         180         23,407.77          1
    STATE ROAD #1858 P O BOX 11       11.240            294.84         80
                                      10.740            294.84       32,000.00
1


    MORVEN           NC   28119          5            08/12/96         00
    8003753                              05           09/16/96          0
    8003753                              O            08/16/11
    0


    1916270          Q72/Q72             F           76,500.00         ZZ
                                         180         75,541.86          1
    1913 LINWOOD AVENUE               12.240            801.05         90
                                      11.740            801.05       85,000.00
    GASTONIA         NC   28052          2            09/09/96         00
    8003792                              05           10/13/96          0
    8003792                              O            09/13/11
    0


    1916272          Q72/Q72             F           27,200.00         ZZ
                                         180         25,882.42          1
    RT 1 BOX 12                       13.800            358.59         80
                                      13.300            358.59       34,000.00
    CADES            SC   29518          5            05/09/97         00
    8003840                              27           06/15/97          0
    8003840                              O            05/15/12
    0


    1916274          Q72/Q72             F           24,700.00         ZZ
                                         180          9,049.37          1
    1701 PLUM STREET                  11.750            292.48         65
                                      11.250            292.48       38,500.00
    PHILADELPHIA     PA   19124          5            05/30/87         00
    8003963                              07           07/05/87          0
    8003963                              O            06/05/02
    0


    1916278          Q72/Q72             F           31,500.00         ZZ
                                         180         20,112.78          1
    RD #1 BOX 49 RIDGE AVENUE EXT     13.250            407.59         53
                                      12.750            407.59       60,000.00
    CANONSBURG       PA   15317          5            06/15/90         00
    8004071                              05           08/01/90          0
    8004071                              O            07/01/05
    0


    1916279          Q72/Q72             F           24,500.00         ZZ
                                         180         17,533.98          1
    868 LEE ROAD 235                  13.490            320.98         67
                                      12.990            320.98       37,000.00
    SMITHS           AL   36877          5            01/31/92         00
    8004125                              05           03/10/92          0
    8004125                              O            02/10/07
    0
1




    1916280          Q72/Q72             F           18,500.00         ZZ
                                         180         18,348.84          1
    6021 YOCUM STREET                 15.250            237.63         56
                                      14.750            237.63       33,500.00
    PHILADELPHIA     PA   19143          5            10/19/94         00
    8004149                              05           11/24/94          0
    8004149                              O            10/24/09
    0


    1916282          Q72/Q72             F            9,934.00         ZZ
                                          84          6,177.29          2
    1111 HAMILTON AVENUE              13.990            186.11          6
                                      13.490            186.11      185,000.00
    SEASIDE          CA   93955          5            03/17/95         00
    8004290                              23           08/20/95          0
    8004290                              O            07/20/02
    0


    1916283          Q72/Q72             F          119,000.00         ZZ
                                         180        116,930.55          1
    2134 MULBERRY HILL ROAD           11.500          1,178.45         85
                                      11.000          1,178.45      140,000.00
    ANNAPOLIS        MD   21401          2            09/26/95         00
    8004326                              05           11/02/95          0
    8004326                              O            10/02/10
    0


    1916284          Q72/Q72             F           74,882.00         ZZ
                                         180         67,000.21          2
    3802 SOUTH INDIANA AVENUE         15.500          1,073.80         54
                                      15.000          1,073.80      140,000.00
    CHICAGO          IL   60653          5            08/18/95         00
    8004350                              23           09/23/95          0
    8004350                              N            08/23/10
    0


    1916285          Q72/Q72             F           98,100.00         ZZ
                                         180         96,872.96          1
    90 KINDLE LANE                    12.690          1,061.47         90
                                      12.190          1,061.47      109,000.00
    LEVITTOWN        PA   19055          2            12/28/95         00
    8004383                              05           02/03/96          0
    8004383                              O            01/03/11
    0


    1916287          Q72/Q72             F           56,700.00         ZZ
                                         180         50,666.79          1
1


    104 LOGAN DRIVE                   11.000            644.46         90
                                      10.500            644.46       63,000.00
    SUMMERVILLE      SC   29483          2            02/02/96         00
    8004431                              05           03/08/96          0
    8004431                              O            02/08/11
    0


    1916289          Q72/Q72             F           68,000.00         ZZ
                                         180         66,765.28          1
    1313 RAVENSWOOD                   10.250            609.35         80
                                       9.750            609.35       85,000.00
    EVANSVILLE       IN   47714          5            04/17/96         00
    8004473                              05           06/01/96          0
    8004473                              O            05/01/11
    0


    1916290          Q72/Q72             F           47,600.00         ZZ
                                         180         46,650.54          1
    5111 STRATFORD ROAD               10.250            426.54         80
                                       9.750            426.54       59,500.00
    EVANSVILLE       IN   47710          5            03/22/96         00
    8004476                              05           05/01/96          0
    8004476                              O            04/01/11
    0


    1916291          Q72/Q72             F            8,130.00         ZZ
                                         120          6,776.82          1
    P O BOX 65                        12.500            119.00         19
                                      12.000            119.00       44,760.00
    TULELAKE         CA   96134          5            04/26/96         00
    8004491                              05           06/01/96          0
    8004491                              O            05/01/06
    0


    1916292          Q72/Q72             F           91,350.00         ZZ
                                         180         90,510.96          1
    1468 9TH AVENUE                    9.650            778.14         90
                                       9.150            778.14      101,500.00
    MONROE           NJ   08094          2            02/26/98         00
    8004977                              05           03/26/98          0
    8004977                              O            02/26/13
    0


    1916293          Q72/Q72             F           12,000.00         ZZ
                                         180         11,595.17          1
    200 BLOCK EAST SYCAMORE           11.500            140.19         71
                                      11.000            140.19       17,000.00
    HASKELL          OK   74436          5            02/26/98         00
    8006888                              05           04/01/98          0
1


    8006888                              O            03/01/13
    0


    1916294          Q72/Q72             F           29,900.00         ZZ
                                         180         28,993.47          1
    1615 PINEWOOD DRIVE               10.000            321.31         64
                                       9.500            321.31       47,000.00
    NORMAN           OK   73071          5            05/14/98         00
    8007158                              05           07/01/98          0
    8007158                              O            06/01/13
    0


    1916295          Q72/Q72             F           13,750.00         ZZ
                                          84         13,672.66          1
    10009 ASHTON                      16.000            184.91         51
                                      15.500            184.91       27,000.00
    DETROIT          MI   48228          5            03/21/96         00
    8007332                              05           05/01/96          0
    8007332                              O            04/01/03
    0


    1916296          Q72/Q72             F          153,000.00         ZZ
                                         180        152,195.46          1
    4556 N LOWELL AVENUE               9.350          1,269.80         85
                                       8.850          1,269.80      180,000.00
    CHICAGO          IL   60630          2            08/03/98         00
    8007701                              05           09/15/98          0
    8007701                              O            08/15/13
    0


    1916297          Q72/Q72             F           34,000.00         ZZ
                                         180         33,862.35          1
    316 DIXIE CRESCENT DRIVE          10.600            313.56         85
                                      10.100            313.56       40,000.00
    MILLEN           GA   30442          2            08/14/98         00
    8007710                              05           09/15/98          0
    8007710                              O            08/15/13
    0


    1916298          Q72/Q72             F           69,900.00         ZZ
                                         180         69,425.85          1
    4131 N.W. 16TH AVENUE             11.650            700.23         83
                                      11.150            700.23       85,000.00
    FORT LAUDERDALE  FL   33309          2            10/01/97         00
    8007800                              05           11/01/97          0
    8007800                              O            10/01/12
    0


1


    1916299          Q72/Q72             F           48,600.00         ZZ
                                         180         48,281.36          1
    922 WAYSIDE ROAD                   9.990            426.15         90
                                       9.490            426.15       54,000.00
    CLEVELAND        OH   44110          2            04/07/98         00
    8007992                              05           05/13/98          0
    8007992                              O            04/13/13
    0


    1916300          Q72/Q72             F           27,000.00         ZZ
                                         180         26,919.05          1
    8496 ROSEMONT                     15.125            344.11         60
                                      14.625            344.11       45,000.00
    DETROIT          MI   48203          5            10/28/97         00
    8008460                              05           12/01/97          0
    8008460                              O            11/01/12
    0


    1916302          Q72/Q72             F          110,500.00         ZZ
                                         180        107,898.89          1
    22303 MARTINSVILLE RD.            11.500          1,094.27         85
                                      11.000          1,094.27      130,000.00
    BELLEVILLE       MI   48111          2            09/30/94         00
    3060190                              05           11/01/94          0
    3060190                              O            10/01/09
    0


    1916303          Q72/Q72             F           92,000.00         ZZ
                                         180         89,992.02          1
    8111 SANDBERRY BLVD.              12.350            971.19         80
                                      11.850            971.19      115,000.00
    ORLANDO          FL   32819          5            06/10/94         00
    3060289                              05           07/16/94          0
    3060289                              O            06/16/09
    0


    1916304          Q72/Q72             F           67,900.00         ZZ
                                         180         57,649.76          1
    602 W. 32ND ST.                   15.800          1,349.15         70
                                      15.300          1,349.15       98,000.00
    WILMINGTON       DE   19802          5            11/11/94         00
    3060546                              05           01/01/95          0
    3060546                              O            12/01/09
    0


    1916305          Q72/Q72             F           87,550.00         ZZ
                                         180         85,810.52          1
    126 HAMPDEN RD. SE                10.250            784.54         85
                                       9.750            784.54      103,000.00
1


    WINTER HAVEN     FL   33884          2            01/25/96         00
    3060662                              05           03/02/96          0
    3060662                              O            02/02/11
    0


    1916306          Q72/Q72             F           56,800.00         ZZ
                                         180         56,003.37          1
    6843 HWY 395                      11.490            561.34         80
                                      10.990            561.34       71,000.00
    NEWBERRY         SC   29108          5            04/01/96         00
    3061028                              05           05/01/96          0
    3061028                              O            04/01/11
    0


    1916308          Q72/Q72             F           63,375.00         ZZ
                                         180         62,826.09          1
    2465 EDMUNDS DR.                  13.990            750.41         75
                                      13.490            750.41       84,500.00
    SUMTER           SC   29154          5            04/24/96         00
    3061037                              05           05/24/96          0
    3061037                              O            04/24/11
    0


    1916309          Q72/Q72             F           53,600.00         ZZ
                                         180         53,094.61          1
    3217 N. WAYOKA CIRCLE             13.990            634.67         80
                                      13.490            634.67       67,000.00
    MEMPHIS          TN   38111          5            07/28/95         00
    3061073                              05           08/28/95          0
    3061073                              O            07/28/10
    0


    1916310          Q72/Q72             F          247,909.08         ZZ
                                         159        246,959.85          1
    1662 OLD TARA LANE                11.000          2,360.90         87
                                      10.500          2,360.90      285,000.00
    FORT MILL        SC   29715          2            01/01/99         00
    3062143                              05           02/01/99          0
    3062143                              O            04/01/12
    0


    1916311          Q72/Q72             F           74,000.00         ZZ
                                         180         72,994.39          1
    612 OVERLA BLVD                   10.499            676.85         92
                                       9.999            676.85       80,900.00
    ENGLEWOOD        OH   45322          2            11/06/96         00
    3600035                              05           01/01/97          0
    3600035                              O            12/01/11
    0
1




    1916312          Q72/Q72             F           37,000.00         ZZ
                                         180         36,585.99          1
    623 S KILDARE AVENUE              11.625            369.95         70
                                      11.125            369.95       53,000.00
    CHICAGO          IL   60424          5            10/16/96         00
    3600151                              05           12/01/96          0
    3600151                              O            11/01/11
    0


    1916313          Q72/Q72             F           58,200.00         ZZ
                                         180         57,920.13          1
    5408 LUCY LANE                    15.000            735.91         60
                                      14.500            735.91       97,000.00
    MILTON           FL   32570          5            01/22/97         00
    3600856                              05           03/01/97          0
    3600856                              O            02/01/12
    0


    1916314          Q72/Q72             F           91,800.00         ZZ
                                         180         91,176.77          1
    2112 LINDA ST                     11.650            919.61         90
                                      11.150            919.61      102,000.00
    GASTONIA         NC   28054          2            04/19/97         00
    3700294                              05           05/24/97          0
    3700294                              O            04/24/12
    0


    1916315          Q72/Q72             F           40,000.00         ZZ
                                         180         39,467.62          1
    1695 STATE ROUTE 603              13.875            470.00         56
                                      13.375            470.00       72,000.00
    LUCAS            OH   44843          5            01/20/95         00
    4010046                              05           03/01/95          0
    4010046                              O            02/01/10
    0


    1916316          Q72/Q72             F           97,300.00         ZZ
                                         180         94,466.39          1
    5 BARKER ROAD                     10.500            890.05         69
                                      10.000            890.05      142,000.00
    NEDERLAND        CO   80466          5            12/07/94         00
    4010590                              05           02/01/95          0
    4010590                              O            01/01/10
    0


    1916318          Q72/Q72             F          136,000.00         ZZ
                                         180        134,301.47          1
1


    31 FAIRVIEW AVE                   12.550          1,456.75         85
                                      12.050          1,456.75      160,000.00
    SPRING VALLEY    NY   10977          2            01/05/96         00
    4301080                              05           03/01/96          0
    4301080                              O            02/01/11
    0


    1916319          Q72/Q72             F           40,000.00         ZZ
                                         180         39,476.35          1
    421 WESTBROOK DR                  14.990            505.46         46
                                      14.490            505.46       87,000.00
    BROOKVILLE       OH   45309          5            08/25/92         00
    4301188                              05           10/01/92          0
    4301188                              O            09/01/07
    0


    1916320          Q72/Q72             F           81,900.00         ZZ
                                         180         80,153.14          1
    5493 SO CHINA CLAY DRIVE          10.750            764.53         90
                                      10.250            764.53       91,000.00
    KEARNS           UT   84118          2            07/26/95         00
    4301749                              05           08/31/95          0
    4301749                              O            07/31/10
    0


    1916321          Q72/Q72             F           60,000.00         ZZ
                                         180         59,693.28          1
    3728 KIMBERLY DRIVE               15.950            804.44         80
                                      15.450            804.44       75,000.00
    LAFAYETTE        IN   47905          5            07/12/96         00
    4302338                              05           08/17/96          0
    4302338                              O            07/17/11
    0


    1916643          Q72/Q72             F           37,500.00         ZZ
                                         240         36,359.40          2
    1051 WALNUT STREET                 8.250            319.53         84
                                       7.750            319.53       45,000.00
    ALLENTOWN        PA   18102          2            12/30/97         00
    8005040                              23           02/01/98          0
    8005040                              O            01/01/18
    0


    2651940          B38/H74             F           52,000.00         ZZ
                                         360         51,674.15          1
    13903 WINTHROP                    10.375            470.82         80
                                       9.914            470.82       65,000.00
    DETROIT          MI   48227          1            05/07/98         00
    1878297                              05           07/01/98          0
1


    653911                               O            06/01/28
    0


    2750958          623/623             F          383,000.00         ZZ
                                         360        381,763.92          1
    3232 S. PAHARO PLACE               7.125          2,580.34         85
                                       6.875          2,580.34      450,659.00
    EAGLE            ID   83616          1            01/27/99         11
    7006044                              03           03/01/99         12
    7006044                              O            02/01/29
    0


    2760923          623/G61             F          288,000.00         ZZ
                                         360        286,502.41          1
    1651 VISTA DEL NORTE               7.250          1,964.67         79
                                       7.000          1,964.67      365,000.00
    CHINO HILLS      CA   91709          2            01/21/99         00
    1875244                              05           03/01/99          0
    6287453                              O            02/01/29
    0


    2762027          Q65/976             F          433,000.00         ZZ
                                         360        426,132.82          1
    3700 BLACK THORN COURT             7.875          3,139.56         70
                                       7.625          3,139.56      625,000.00
    CHEVY CHASE      MD   20815          2            09/24/97         00
    6441356                              05           11/01/97          0
    6441356                              O            10/01/27
    0


    2762028          Q65/241             F          293,400.00         ZZ
                                         360        285,456.61          1
    19 HIGHVIEW RD                     7.375          2,026.45         90
                                       7.125          2,026.45      326,000.00
    UPPER UWCHLAN T  PA   19355          1            02/28/97         11
    646250                               05           04/01/97         25
    646250                               O            03/01/27
    0


    2762029          Q65/241             F          378,000.00         ZZ
                                         360        368,707.61          1
    391 AVENIDA DE DIAMANTE            7.875          2,740.77         79
                                       7.625          2,740.77      480,000.00
    ARROYO GRANDE    CA   93420          2            04/03/97         00
    646479                               03           06/01/97          0
    646479                               O            05/01/27
    0


1


    2762030          Q65/241             F          284,000.00         ZZ
                                         360        274,875.06          1
    3111 LA PLAYA COURT                7.750          2,034.62         80
                                       7.500          2,034.62      355,000.00
    LAFAYETTE        CA   94549          1            03/17/97         00
    647265                               05           05/01/97          0
    647265                               O            04/01/27
    0


    2762031          Q65/241             F          281,600.00         ZZ
                                         360        275,203.64          1
    4110 WEST 110TH STREET             7.750          2,017.42         80
                                       7.500          2,017.42      352,000.00
    LEAWOOD          KS   66211          2            02/28/97         00
    647768                               03           04/01/97          0
    647768                               O            03/01/27
    0


    2762033          Q65/976             F          413,500.00         ZZ
                                         360        406,710.00          1
    3502 MACOMB STREET NW              7.000          2,751.03         52
                                       6.750          2,751.03      810,000.00
    WASHINGTON       DC   20016          2            10/10/97         00
    6484653                              05           12/01/97          0
    6484653                              O            11/01/27
    0


    2762034          Q65/241             F          364,000.00         ZZ
                                         360        356,577.45          1
    1026 IPO PLACE                     7.625          2,576.37         80
                                       7.375          2,576.37      455,000.00
    HONOLULU         HI   96816          1            03/14/97         00
    648655                               05           05/01/97          0
    648655                               O            04/01/27
    0


    2762035          Q65/241             F          254,915.00         ZZ
                                         360        249,932.85          1
    18834 NE 249TH STREET              7.625          1,804.28         85
                                       7.375          1,804.28      299,900.00
    BATTLEGROUND     WA   98604          1            04/02/97         14
    651030                               03           06/01/97         12
    651030                               O            05/01/27
    0


    2762036          Q65/241             F          270,000.00         ZZ
                                         360        265,306.71          1
    220 RIVER RIDGE ROAD               8.625          2,100.04         72
                                       8.375          2,100.04      375,000.00
1


    WOODLAND         WA   98674          5            04/16/97         00
    654496                               05           06/01/97          0
    654496                               O            05/01/27
    0


    2762037          Q65/976             F          224,100.00         ZZ
                                         360        218,762.48          1
    1690 HURT ROAD                     7.625          1,586.17         90
                                       7.375          1,586.17      249,900.00
    MARIETTA         GA   30060          1            12/12/96         11
    7699309                              05           02/01/97         25
    7699309                              O            01/01/27
    0


    2762038          Q65/976             F          450,000.00         ZZ
                                         360        441,458.82          1
    9022 E. DIAMOND RIM DRIVE          8.000          3,301.95         88
                                       7.750          3,301.95      515,000.00
    SCOTTSDALE       AZ   85255          4            03/18/97         12
    7732480                              05           05/01/97         25
    7732480                              O            04/01/27
    0


    2762039          Q65/976             F          309,900.00         ZZ
                                         360        299,766.51          1
    335 ROLLING OAKS RIDGE             7.875          2,247.00         71
                                       7.625          2,247.00      439,000.00
    CEDAR HILL       TX   75104          1            08/26/97         00
    7879547                              03           10/01/97          0
    7879547                              O            09/01/27
    0


    2767107          F28/G61             F          535,000.00         ZZ
                                         360        533,315.42          1
    2652 VIA OLIVERA                   7.250          3,649.64         70
                                       7.000          3,649.64      770,000.00
    PALOS VERDES ES  CA   90274          5            12/21/98         00
    1875319                              05           02/01/99          0
    4506487                              O            01/01/29
    0


    2770940          287/287             F          836,000.00         ZZ
                                         180        830,834.25          1
    3759 LOCH BEND DR                  7.275          7,643.32         80
                                       7.025          7,643.32    1,045,000.00
    COMMERCE TWP     MI   48382          1            03/05/99         00
    5031307                              01           05/01/99          0
    5031307                              O            04/01/14
    0
1




    2771400          025/025             F          187,200.00         ZZ
                                         360        186,679.58          1
    8202  PRAIRE RIDGE WAY             7.875          1,357.33         80
                                       7.625          1,357.33      234,000.00
    TAMPA            FL   33647          1            01/29/99         00
    408233                               03           03/01/99          0
    408233                               O            02/01/29
    0


    2771401          025/025             F           68,300.00         ZZ
                                         360         68,158.07          1
    1924 FAIRWAY CIRCLE EAST           7.875            495.22         80
                                       7.625            495.22       85,400.00
    DUNEDIN          FL   34698          1            02/26/99         00
    408257                               05           04/01/99          0
    408257                               O            03/01/29
    0


    2771404          025/025             F          121,200.00         ZZ
                                         360        120,872.58          1
    18105  ANTIETAM COURT              9.125            986.12         87
                                       8.875            986.12      140,000.00
    TAMPA            FL   33647          1            12/23/98         00
    448238                               05           02/01/99          0
    448238                               O            01/01/29
    0


    2771406          025/025             F          103,200.00         ZZ
                                         360        102,927.20          1
    2850 SE 36TH STREET                8.125            766.26         80
                                       7.875            766.26      129,000.00
    OCALA            FL   34471          1            01/22/99         00
    448344                               05           03/01/99          0
    448344                               O            02/01/29
    0


    2771407          025/025             F           69,300.00         ZZ
                                         360         68,995.43          1
    1474  WINDJAMMER LOOP              9.625            589.05         90
                                       9.375            589.05       77,000.00
    LUTZ             FL   33549          1            11/23/98         00
    572637                               03           01/01/99          0
    572637                               O            12/01/28
    0


    2771408          025/025             F          155,950.00         ZZ
                                         360        155,358.12          1
1


    13976 SOUND OVERLOOK DRIVE S       8.375          1,185.34         90
                                       8.125          1,185.34      173,311.00
    JACKSONVILLE     FL   32224          1            12/01/98         00
    572757                               03           01/01/99          0
    572757                               O            12/01/28
    0


    2771409          025/025             F          108,000.00         ZZ
                                         360        107,807.32          1
    2819 FORGE ROAD                    8.625            840.02         90
                                       8.375            840.02      120,000.00
    GLASGOW          VA   24555          1            02/26/99         00
    572836                               05           04/01/99          0
    572836                               O            03/01/29
    0


    2771411          025/025             F          131,495.00         ZZ
                                         360        131,120.15          1
    106  HATFIELD LANE                 7.750            942.05         90
                                       7.500            942.05      146,105.00
    RALEIGH          NC   27603          1            01/19/99         00
    572898                               09           03/01/99          0
    572898                               O            02/01/29
    0


    2771412          025/025             F          102,550.00         ZZ
                                         360        102,320.25          1
    10111 SOUTH 183RD LANE             7.500            717.05         80
                                       7.250            717.05      128,220.00
    GOODYEAR         AZ   85338          1            02/16/99         00
    573020                               03           04/01/99          0
    573020                               O            03/01/29
    0


    2771413          025/025             F          353,100.00         ZZ
                                         360        350,596.94          1
    9731 PARKVIEW AVENUE               7.875          2,560.22         79
                                       7.625          2,560.22      450,000.00
    BOCA RATON       FL   33428          1            07/28/98         00
    874447                               03           09/01/98          0
    874447                               O            08/01/28
    0


    2771414          025/025             F           76,000.00         ZZ
                                         360         75,853.62          1
    1421 RAZORBILL LANE                8.250            570.96         80
                                       8.000            570.96       95,000.00
    PUNTA GORDA      FL   33983          1            02/22/99         00
    916758                               05           04/01/99          0
1


    916758                               O            03/01/29
    0


    2771415          025/025             F           54,000.00         ZZ
                                         360         53,913.15          1
    23033 PERU AVENUE                  9.125            439.36         90
                                       8.875            439.36       60,000.00
    PORT CHARLOTTE   FL   33952          1            02/26/99         00
    916956                               05           04/01/99          0
    916956                               O            03/01/29
    0


    2771416          025/025             F           89,000.00         ZZ
                                         360         88,815.05          1
    4215 SHADOW CREEK CIRCLE           7.875            645.31         78
                                       7.625            645.31      115,000.00
    OVIEDO           FL   32765          1            02/26/99         00
    919743                               03           04/01/99          0
    919743                               O            03/01/29
    0


    2771417          025/025             F          245,950.00         ZZ
                                         360        245,601.70          1
    14028 MARINE DRIVE                 7.750          1,762.02         85
                                       7.500          1,762.02      289,400.00
    ORLANDO          FL   32832          1            03/12/99         00
    920034                               05           05/01/99          0
    920034                               O            04/01/29
    0


    2771418          025/025             F           74,550.00         ZZ
                                         360         74,319.65          1
    119 SWEETGUM ROAD                  9.375            620.07         95
                                       9.125            620.07       78,500.00
    PEACHTREE CITY   GA   30269          1            12/03/98         00
    962612                               05           01/01/99          0
    962612                               N            12/01/28
    0


    2771419          025/025             F          142,500.00         ZZ
                                         360        142,132.78          1
    950 SINGLEY DRIVE                  8.250          1,070.55         88
                                       8.000          1,070.55      162,000.00
    LOCUST GROVE     GA   30248          2            01/25/99         00
    962633                               05           03/01/99          0
    962633                               O            02/01/29
    0


1


    2771420          025/025             F           80,750.00         ZZ
                                         360         80,493.11          1
    142  LONG LEAF                     9.250            664.32         95
                                       9.000            664.32       85,000.00
    PEACHTREE CITY   GA   30269          1            12/23/98         00
    963033                               05           02/01/99          0
    963033                               N            01/01/29
    0


    2771421          025/025             F          115,150.00         ZZ
                                         360        114,741.89          1
    6282 NW 36TH AVENUE                8.250            865.08         90
                                       8.000            865.08      128,579.00
    COCONUT CREEK    FL   33073          1            01/07/99         00
    974695                               03           03/01/99          0
    974695                               O            02/01/29
    0


    2771422          025/025             F           76,300.00         ZZ
                                         360         75,507.51          1
    6131 NW 32ND TERRACE               8.500            586.68         90
                                       8.250            586.68       84,800.00
    FT LAUDERDALE    FL   33309          1            02/18/99         00
    975037                               09           04/01/99          0
    975037                               O            03/01/29
    0


    2771423          025/025             F          134,900.00         ZZ
                                         360        134,752.07          1
    146 WENTWORTH COURT                9.000          1,085.44         90
                                       8.750          1,085.44      149,900.00
    JUPITER          FL   33458          1            03/05/99         00
    975159                               09           05/01/99          0
    975159                               O            04/01/29
    0


    2771424          025/025             F          144,000.00         ZZ
                                         360        143,833.70          1
    1961 NE 3RD STREET                 8.750          1,132.85         90
                                       8.500          1,132.85      160,000.00
    DEERFIELD BEACH  FL   33441          1            03/03/99         00
    975648                               05           05/01/99          0
    975648                               O            04/01/29
    0


    2771425          025/025             F          104,550.00         ZZ
                                         360        104,122.19          1
    1408 NE 27TH STREET                8.625            813.18         85
                                       8.375            813.18      123,000.00
1


    WILTON MANORS    FL   33334          1            11/30/98         00
    109389                               05           01/01/99          0
    109389                               O            12/01/28
    0


    2771426          025/025             F          270,000.00         ZZ
                                         360        269,342.81          1
    9600 SW 64 ST                      9.625          2,294.97         90
                                       9.375          2,294.97      300,000.00
    MIAMI            FL   33173          1            12/15/98         00
    109796                               05           02/01/99          0
    109796                               O            01/01/29
    0


    2771427          025/025             F          149,350.00         ZZ
                                         360        148,966.95          1
    4446 NW 65TH ST                    9.375          1,242.22         90
                                       9.125          1,242.22      165,991.00
    COCONUT CREEK    FL   33073          1            12/16/98         00
    109822                               03           02/01/99          0
    109822                               O            01/01/29
    0


    2771428          025/025             F           84,600.00         ZZ
                                         360         84,399.45          1
    8043 NW 71ST COURT                 9.750            726.84         90
                                       9.500            726.84       94,000.00
    TAMARAC          FL   33321          1            12/22/98         00
    109999                               09           02/01/99          0
    109999                               O            01/01/29
    0


    2771429          025/025             F          255,500.00         ZZ
                                         360        254,883.40          1
    5232 FIELDVIEW COURT               7.125          1,721.35         88
                                       6.875          1,721.35      293,000.00
    ORLANDO          FL   32819          5            02/19/99         00
    118514                               03           04/01/99          0
    118514                               O            03/01/29
    0


    2771432          025/025             F           91,500.00         ZZ
                                         360         91,045.37          1
    120 SHADY MAPLE DR                 8.500            703.56        100
                                       8.250            703.56       91,500.00
    CLARKSVILLE      TN   37043          1            09/23/98         00
    190581                               05           11/01/98          0
    190581                               O            10/01/28
    0
1




    2771433          025/025             F          398,200.00         ZZ
                                         360        395,985.73          1
    85 MONTGOMERY FERRY DRIVE          7.250          2,716.43         85
                                       7.000          2,716.43      468,500.00
    ATLANTA          GA   30309          1            10/21/98         00
    230494                               05           12/01/98          0
    230494                               O            11/01/28
    0


    2771434          025/025             F          128,150.00         ZZ
                                         360        127,766.21          1
    5633 NEWBERRY POINT DRIVE          8.625            996.74         90
                                       8.375            996.74      142,400.00
    FLOWERY BRANCH   GA   30542          1            12/07/98         00
    231292                               05           02/01/99          0
    231292                               O            01/01/29
    0


    2771435          025/025             F          344,000.00         ZZ
                                         360        342,444.06          1
    7790 LANDOWNE DRIVE                7.500          2,405.30         80
                                       7.250          2,405.30      430,000.00
    ATLANTA          GA   30350          1            11/16/98         00
    231364                               03           01/01/99          0
    231364                               O            12/01/28
    0


    2771436          025/025             F          115,050.00         ZZ
                                         360        114,712.56          1
    7250 VALLEY LANDING CT             9.625            977.92         90
                                       9.375            977.92      127,850.00
    CUMMING          GA   30041          1            11/12/98         00
    231593                               03           01/01/99          0
    231593                               O            12/01/28
    0


    2771437          025/025             F           75,200.00         ZZ
                                         360         74,762.30          1
    4203 LAKES END DRIVE               8.375            571.58         85
                                       8.125            571.58       88,500.00
    KENNESAW         GA   30144          1            11/30/98         00
    231762                               07           01/01/99          0
    231762                               O            12/01/28
    0


    2771439          025/025             F          115,200.00         ZZ
                                         360        114,941.90          1
1


    280 BRICKLEBERRY RIDGE             7.500            805.50         90
                                       7.250            805.50      128,000.00
    ATHENS           GA   30605          1            02/26/99         00
    266323                               05           04/01/99          0
    266323                               O            03/01/29
    0


    2771441          025/025             F          112,500.00         ZZ
                                         360        112,304.40          1
    5630 SW 35TH WAY                   8.750            885.04         90
                                       8.500            885.04      125,000.00
    GAINESVILLE      FL   32608          1            02/25/99         00
    377107                               05           04/01/99          0
    377107                               O            03/01/29
    0


    2771442          025/025             F          360,000.00         ZZ
                                         360        358,713.09          1
    1020 ST ANDREWS COURT              7.750          2,579.08         80
                                       7.500          2,579.08      450,000.00
    BOGART           GA   30622          1            12/31/98         00
    388009                               03           02/01/99          0
    388009                               O            01/01/29
    0


    2772688          N74/H74             F          198,800.00         T
                                         360        198,386.83          1
    7727 SOUTH GUARDSMAN PASS RD      11.240          1,929.36         70
                                      10.740          1,929.36      284,000.00
    SALT LAKE CITY   UT   84121          1            11/30/98         00
    1879147                              05           01/01/99          0
    20053010                             O            12/01/28
    0


    2773559          R03/R03             F          365,350.38         ZZ
                                         138        333,401.00          1
    505 BING CROSBY BLVD               7.375          3,934.64         61
                                       7.125          3,934.64      605,000.00
    BERMUDA RUN      NC   27006          2            03/10/98         00
    0000196972                           03           05/01/98          0
    0000196972                           O            10/01/09
    0


    2773560          R03/R03             F          400,000.00         T
                                         180        294,658.63          1
    2209 EVANS STREET                  6.625          3,511.98         80
                                       6.375          3,511.98      500,000.00
    MOREHEAD CITY    NC   28557          1            10/27/93         00
    0000240580                           05           12/01/93          0
1


    0000240580                           O            11/01/08
    0


    2773561          R03/R03             F          300,000.00         ZZ
                                         180        234,589.00          1
    2017 SEAWIND LANE                  7.250          2,738.59         76
                                       7.000          2,738.59      396,200.00
    WILMINGTON       NC   28403          1            06/17/94         00
    0000243956                           03           08/01/94          0
    0000243956                           O            07/01/09
    0


    2773562          R03/R03             F          251,600.00         ZZ
                                         180        181,146.63          1
    307 FOXWOOD LANE                   8.000          2,404.42         80
                                       7.750          2,404.42      314,500.00
    WAXHAW           NC   28173          1            02/12/93         00
    0000282137                           03           04/01/93          0
    0000282137                           O            03/01/08
    0


    2773563          R03/R03             F          250,000.00         ZZ
                                         180        196,747.29          1
    1023 PINEHURST DRIVE               7.625          2,335.32         55
                                       7.375          2,335.32      457,000.00
    CHAPEL HILL      NC   27514          1            06/15/94         00
    0000287342                           05           08/01/94          0
    0000287342                           O            07/01/09
    0


    2773564          R03/R03             F          350,000.00         ZZ
                                         180        304,162.38          1
    56 COVENTRY WOODS                  8.500          3,446.59         80
                                       8.250          3,446.59      437,500.00
    ARDEN            NC   28704          2            12/13/95         00
    0000338855                           05           02/01/96          0
    0000338855                           O            01/01/11
    0


    2773565          R03/R03             F          376,000.00         T
                                         180        327,463.31          1
    1600 MORGANTON ROAD Y-20           7.500          3,485.57         80
                                       7.250          3,485.57      470,000.00
    PINEHURST        NC   28374          1            03/18/96         00
    0000376350                           03           05/01/96          0
    0000376350                           O            04/01/11
    0


1


    2773566          R03/R03             F          325,000.00         ZZ
                                         166        314,661.06          1
    6346 LAKE BRANDT ROAD              7.500          3,151.60         66
                                       7.250          3,151.60      497,133.00
    SUMMERFIELD      NC   27358          4            08/26/98         00
    0000502672                           05           10/01/98          0
    0000502672                           O            07/01/12
    0


    2773567          R03/R03             F          250,000.00         T
                                         180        234,763.29          1
    136 DURHAM ST                      7.250          2,282.16         66
                                       7.000          2,282.16      380,000.00
    HOLDEN BEACH     NC   28462          5            03/26/98         00
    0000507602                           05           05/01/98          0
    0000507602                           O            04/01/13
    0


    2773568          R03/R03             F          243,750.00         ZZ
                                         180        234,949.33          1
    1842 LAKE COUNTRY DR               6.875          2,173.89         79
                                       6.625          2,173.89      309,500.00
    ASHEBORO         NC   27203          2            06/10/98         00
    0000507904                           05           08/01/98          0
    0000507904                           O            07/01/13
    0


    2773569          R03/R03             F          250,000.00         ZZ
                                         180        237,753.29          1
    478 WINDWOOD ON SKYE               7.500          2,317.53         72
                                       7.250          2,317.53      350,000.00
    FAYETTEVILLE     NC   28303          5            05/15/98         00
    0000508993                           03           07/01/98          0
    0000508993                           O            06/01/13
    0


    2773570          R03/R03             F          700,000.00         ZZ
                                         180        672,348.73          1
    2018 LYNNWOOD DR                   6.875          6,242.98         78
                                       6.625          6,242.98      900,000.00
    WILMINGTON       NC   28403          5            05/19/98         00
    0000509729                           05           07/01/98          0
    0000509729                           O            06/01/13
    0


    2773571          R03/R03             F          668,000.00         ZZ
                                         180        648,583.82          1
    404 WILDWOOD AVENUE                7.000          6,004.17         80
                                       6.750          6,004.17      835,000.00
1


    ROCKY MOUNT      NC   27803          2            07/30/98         00
    0000510057                           05           10/01/98          0
    0000510057                           O            09/01/13
    0


    2773572          R03/R03             F          391,000.00         T
                                         180        379,635.11          1
    311 SALTER PATH RD                 7.000          3,514.42         80
                                       6.750          3,514.42      489,000.00
    PINE KNOLL SHOR  NC   28512          5            08/24/98         00
    0000510058                           01           10/01/98          0
    0000510058                           O            09/01/13
    0


    2773573          R03/R03             F          250,000.00         T
                                         180        242,233.76          1
    2 BAYBERRY DR                      7.500          2,317.53         73
                                       7.250          2,317.53      345,000.00
    OCEAN ISLE BEAC  NC   28469          2            07/29/98         00
    0000511594                           03           09/01/98          0
    0000511594                           O            08/01/13
    0


    2773574          R03/R03             F          291,900.00         T
                                         180        284,201.32          1
    341 SOUTH DUNES DRIVE UNIT-C43     6.750          2,583.05         80
                                       6.500          2,583.05      365,790.00
    PAWLEYS ISLAND   SC   29585          1            09/18/98         00
    0000513119                           08           11/01/98          0
    0000513119                           O            10/01/13
    0


    2773575          R03/R03             F          375,000.00         ZZ
                                         180        368,951.02          1
    6406 OLD COVE DR                   6.875          3,344.45         75
                                       6.625          3,344.45      500,000.00
    EMERALD ISLE     NC   28594          5            12/17/98         00
    0000515379                           05           02/01/99          0
    0000515379                           O            01/01/14
    0


    2773576          R03/R03             F          320,000.00         ZZ
                                         180        296,374.34          1
    405 WAYCROSS DR                    7.000          2,876.25         55
                                       6.750          2,876.25      590,000.00
    GREENSBORO       NC   27410          2            07/25/97         00
    0000503430                           05           09/01/97          0
    0000503430                           O            08/01/12
    0
1




    2773577          R03/R03             F          485,000.00         T
                                         180        452,958.24          1
    88 TURKS HEAD CT                   7.125          4,393.28         65
                                       6.875          4,393.28      750,000.00
    BALD HEAD ISLAN  NC   28461          2            09/19/97         00
    0000503615                           05           11/01/97          0
    0000503615                           O            10/01/12
    0


    2773578          R03/R03             F          400,000.00         ZZ
                                         180        366,673.43          1
    1932 RIVERSHORE RD                 7.375          3,679.69         80
                                       7.125          3,679.69      500,000.00
    ELIZABETH CITY   NC   27909          2            11/24/97         00
    0000504536                           05           01/01/98          0
    0000504536                           O            12/01/12
    0


    2773579          R03/R03             F          355,000.00         ZZ
                                         180        335,833.19          1
    1921 BURKE RD                      7.500          3,290.89         75
                                       7.250          3,290.89      475,000.00
    SHELBY           NC   28152          2            12/18/97         00
    0000505721                           05           02/01/98          0
    0000505721                           O            01/01/13
    0


    2773580          R03/R03             F          588,000.00         ZZ
                                         180        557,910.74          1
    5400 MIRABELL RD                   7.375          5,409.15         80
                                       7.125          5,409.15      735,000.00
    CHARLOTTE        NC   28226          1            01/16/98         00
    0000506622                           05           03/01/98          0
    0000506622                           O            02/01/13
    0


    2773581          R03/R03             F          222,715.48         ZZ
                                         150        179,050.71          1
    168 EASTSHORE DRIVE                7.250          2,262.00         37
                                       7.000          2,262.00      607,000.00
    LAKE TOXAWAY     NC   28747          5            11/24/95         00
    0051009809                           05           01/01/96          0
    0051009809                           O            06/01/08
    0


    2773582          R03/R03             F          362,100.00         ZZ
                                         360        339,693.68          1
1


    2019 SHARON ROAD                   7.250          2,470.16         79
                                       7.000          2,470.16      463,000.00
    CHARLOTTE        NC   28207          2            12/06/93         00
    0000002385                           05           02/01/94          0
    0000002385                           O            01/01/24
    0


    2773583          R03/R03             F          553,000.00         ZZ
                                         360        248,538.18          1
    2015 PEMBROKE JONES DR             7.375          3,819.43         75
                                       7.125          3,819.43      737,500.00
    WILMINGTON       NC   28405          1            09/02/93         00
    0000229393                           05           11/01/93          0
    0000229393                           O            10/01/23
    0


    2773584          R03/R03             F          600,000.00         ZZ
                                         360        563,088.60          1
    LOT 8 & 10,SECTION 2, KELLWOOD     7.500          4,195.29         60
                                       7.250          4,195.29    1,000,000.00
    BOONE            NC   28607          5            10/25/93         00
    0000236992                           05           12/01/93          0
    0000236992                           O            11/01/23
    0


    2773585          R03/R03             F          270,000.00         ZZ
                                         360        254,291.25          1
    1205 WYNDCROFTE PLACE              7.500          1,887.88         80
                                       7.250          1,887.88      337,900.00
    CHARLOTTE        NC   28209          1            01/28/94         00
    0000265629                           05           03/01/94          0
    0000265629                           O            02/01/24
    0


    2773587          R03/R03             F          358,200.00         ZZ
                                         360        333,705.64          1
    4114 SHEPHERDLEAS LANE             6.875          2,353.12         90
                                       6.625          2,353.12      398,000.00
    CHARLOTTE        NC   28277          1            10/08/93         00
    0000282178                           03           12/01/93          0
    0000282178                           O            11/01/23
    0


    2773588          R03/R03             F          253,104.66         ZZ
                                         343        232,212.39          1
    2405 HARTMILL COURT                7.125          1,729.89         80
                                       6.875          1,729.89      320,000.00
    CHARLOTTE        NC   28226          1            06/01/93         00
    0000282459                           03           06/01/93          0
1


    0000282459                           O            12/01/21
    0


    2773589          R03/R03             F          399,500.00         ZZ
                                         360        370,347.77          1
    7433 SETON HOUSE LANE              8.000          2,931.39         90
                                       7.750          2,931.39      444,500.00
    CHARLOTTE        NC   28277          1            03/31/93         00
    0000282475                           03           05/01/93          0
    0000282475                           O            04/01/23
    0


    2773590          R03/R03             F          230,191.22         ZZ
                                         180        216,092.90          1
    207 SEABREEZE DRIVE                7.625          2,150.28         56
                                       7.375          2,150.28      415,000.00
    EMERALD ISLE     NC   28594          2            11/12/97         00
    0000295220                           05           01/01/98          0
    0000295220                           N            12/01/12
    0


    2773591          R03/R03             F          261,417.88         ZZ
                                         311        259,123.07          1
    2320 MT VERNON CHURCH ROAD         7.375          1,887.37         77
                                       7.125          1,887.37      341,000.00
    RALEIGH          NC   27614          1            09/02/98         00
    0000302638                           05           11/01/98          0
    0000302638                           O            09/01/24
    0


    2773592          R03/R03             F          242,499.07         ZZ
                                         180        209,208.57          1
    70 LAUREL ROAD                     7.250          2,213.68         77
                                       7.000          2,213.68      315,000.00
    PINEHURST        NC   28374          2            02/05/96         00
    0000305383                           05           04/01/96          0
    0000305383                           O            03/01/11
    0


    2773593          R03/R03             F          337,845.05         ZZ
                                         179        326,853.06          1
    6316 GUINEA LANE                   7.625          3,155.92         85
                                       7.375          3,155.92      400,000.00
    WILMINGTON       NC   28409          1            07/13/98         00
    0000315333                           03           10/01/98          0
    0000315333                           O            08/01/13
    0


1


    2773594          R03/R03             F          775,000.00         ZZ
                                         360        767,267.49          1
    473 LANDFALL CT                    6.625          4,962.41         80
                                       6.375          4,962.41      969,000.00
    COROLLA          NC   27827          1            06/02/98         00
    0000510738                           03           08/01/98          0
    0000510738                           N            07/01/28
    0


    2773595          R03/R03             F          251,600.00         ZZ
                                         360        245,866.10          1
    1123 SALEM CHURCH ROAD             7.750          1,802.49         75
                                       7.500          1,802.49      335,500.00
    BOSTIC           NC   28018          5            01/03/97         00
    0000590882                           05           03/01/97          0
    0000590882                           O            02/01/27
    0


    2773596          R03/R03             F          414,000.00         ZZ
                                         360        405,479.65          1
    112 HIDDEN PASTURES DRIVE          8.000          3,037.79         90
                                       7.750          3,037.79      460,000.00
    CRAMERTON        NC   28032          1            01/24/97         14
    0000592079                           05           03/01/97         30
    0000592079                           O            02/01/27
    0


    2773599          R03/R03             F          245,815.28         T
                                         199        175,589.48          1
    LOT 84 BLOCK D                     8.250          2,270.80         67
                                       8.000          2,270.80      369,500.00
    LAKE TOXAWAY     NC   28747          2            01/10/92         00
    0051009283                           05           03/01/92          0
    0051009283                           O            09/01/08
    0


    2776092          K08/G61             F          230,000.00         ZZ
                                         360        229,853.34          1
    30744 LINCOLNSHIRE                 8.250          1,727.91         70
                                       8.000          1,727.91      330,000.00
    BEVERLY HILLS    MI   48025          5            04/02/99         00
    1878255                              05           06/01/99          0
    0411369648                           O            05/01/29
    0


    2788539          623/G61             F           67,500.00         ZZ
                                         360         67,399.50          1
    17907 SYCAMORE STREET              7.500            471.97         75
                                       7.250            471.97       90,000.00
1


    HESPERIA         CA   92345          5            03/05/99         00
    1878081                              05           05/01/99          0
    6291472                              O            04/01/29
    0


    2788540          623/G61             F          204,350.00         ZZ
                                         360        203,737.65          1
    3419 PEBBLE BEACH COURT            7.500          1,428.85         80
                                       7.250          1,428.85      255,490.00
    PICO RIVERA      CA   90660          1            01/27/99         00
    1878107                              03           03/01/99          0
    6279070                              O            02/01/29
    0


    2788542          623/G61             F           75,000.00         ZZ
                                         360         74,873.62          1
    244 GLASS HOLLOW ROAD              6.875            492.70         45
                                       6.625            492.70      170,000.00
    AFTON            VA   22920          2            03/08/99         00
    1878131                              05           05/01/99          0
    1228497                              O            04/01/29
    0


    2788543          623/G61             F          161,250.00         ZZ
                                         360        160,939.40          1
    19910 ROUTE 14                     8.250          1,211.42         75
                                       8.000          1,211.42      215,000.00
    HARVARD          IL   60033          1            02/26/99         00
    1878149                              05           04/01/99          0
    1226482                              O            03/01/29
    0


    2788544          623/G61             F          199,125.00         ZZ
                                         360        198,644.45          1
    3632 COPPER STONE DR               7.125          1,341.54         80
                                       6.875          1,341.54      248,923.00
    DALLAS           TX   75287          1            02/26/99         00
    1878115                              05           04/01/99          0
    1209793                              O            03/01/29
    0


    2788618          623/G61             F          368,000.00         ZZ
                                         360        367,409.67          1
    1932 TALMADGE STREET               7.125          2,479.29         80
                                       6.875          2,479.29      460,000.00
    LOS ANGELES      CA   90027          5            03/04/99         00
    1878099                              05           05/01/99          0
    6397131                              O            04/01/29
    0
1




    2788619          623/G61             F          247,500.00         ZZ
                                         360        246,681.40          1
    4115 STEEPLECHASE DRIVE            7.000          1,646.62         90
                                       6.750          1,646.62      275,000.00
    COLLEYVILLE      TX   76034          2            02/01/99         11
    1878073                              03           03/01/99         25
    1219151                              O            02/01/29
    0


    2788997          168/168             F          650,000.00         ZZ
                                         360        649,480.21          1
    LINDEN LANE                        7.125          4,379.17         73
                                       6.875          4,379.17      900,000.00
    MUTTONTOWN       NY   11732          5            03/29/99         00
    249349043                            05           06/01/99          0
    249349043                            O            05/01/29
    0


    2790155          K08/G01             F          235,850.00         ZZ
                                         360        235,687.69          1
    6080 WHISPERING MEADOWS            7.875          1,710.08         89
                                       7.625          1,710.08      267,000.00
    WHITE LAKE       MI   48383          2            04/15/99         04
    0411302615                           29           06/01/99         25
    0411302615                           O            05/01/29
    0


    2791429          G75/G75             F          308,900.00         ZZ
                                         360        308,154.51          1
    2300 MONUMENT AVENUE               7.125          2,081.12         47
                                       6.875          2,081.12      660,000.00
    RICHMOND         VA   23220          2            02/08/99         00
    03766978                             05           04/01/99          0
    03766978                             O            03/01/29
    0


    2791763          461/461             F          272,000.00         ZZ
                                         180        270,235.43          3
    15 LEESE STREET                    7.375          2,502.20         80
                                       7.125          2,502.20      340,000.00
    SAN FRANCISCO    CA   94110          1            03/25/99         00
    9022522361                           05           05/01/99          0
    9022522361                           O            04/01/14
    0


    2793176          F28/G61             F          285,000.00         ZZ
                                         360        284,586.15          1
1


    34 DAVENPORT DRIVE                 7.625          2,017.21         95
                                       7.250          2,017.21      300,000.00
    STAMFORD         CT   06902          1            03/04/99         04
    1878347                              05           05/01/99         30
    4643775                              O            04/01/29
    0


    2795243          076/076             F          260,000.00         ZZ
                                         360        259,593.12          1
    1722  FOREST DR                    7.250          1,773.66         89
                                       7.000          1,773.66      295,000.00
    GUNTERSVILLE     AL   35976          2            03/05/99         10
    7191662                              05           05/01/99         30
    7191662                              O            04/01/29
    0


    2795408          E82/G01             F          185,600.00         ZZ
                                         360        185,455.21          1
    24421 ZERMATT LANE                 7.250          1,266.12         80
                                       7.000          1,266.12      232,000.00
    VALENCIA         CA   91355          2            04/28/99         00
    0400195798                           03           06/01/99          0
    1582616                              O            05/01/29
    0


    2801173          N74/H74             F           35,250.00         ZZ
                                         360         35,058.04          1
    114 CONOCONNARA ROAD               9.990            309.08         75
                                       9.490            309.08       47,000.00
    HALIFAX          NC   27839          2            06/27/98         00
    1879154                              27           08/02/98          0
    1430331                              O            07/02/28
    0


    2801175          N74/H74             F           51,200.00         ZZ
                                         360         50,942.20          1
    8500 GREEN LEVEL ROAD              8.990            411.60         80
                                       8.490            411.60       64,500.00
    IVOR             VA   23866          5            09/21/98         00
    1879162                              27           11/01/98          0
    1617331                              O            10/01/28
    0


    2801176          N74/H74             F          184,000.00         ZZ
                                         240        181,871.48          1
    180 LINEBERGER DRIVE               9.490          1,713.92         80
                                       8.990          1,713.92      230,000.00
    MOORESVILLE      NC   28115          2            09/25/98         00
    1879170                              05           11/01/98          0
1


    1628311                              O            10/01/18
    0


    2801177          N74/H74             F           51,210.00         ZZ
                                         240         50,740.65          1
    4 EWELL COURT                      8.990            460.42         46
                                       8.490            460.42      112,000.00
    HAMPTON          VA   23669          5            11/12/98         00
    1879188                              05           01/01/99          0
    1722310                              O            12/01/18
    0


    2801178          N74/H74             F           56,700.00         ZZ
                                         180         56,597.72          1
    25 CHESTNUT STREET                11.890            578.43         70
                                      11.390            578.43       81,000.00
    LEXINGTON        NC   27292          5            11/25/98         00
    1879196                              05           01/01/99          0
    1763311                              O            12/01/13
    0


    2801180          N74/H74             F           52,000.00         ZZ
                                         360         51,834.78          1
    697 MOUNT BETHEL ROAD              9.240            427.41         80
                                       8.740            427.41       65,000.00
    HARMONY          NC   28634          2            11/30/98         00
    1879204                              27           01/10/99          0
    1780331                              O            12/10/28
    0


    2801181          N74/H74             F           88,341.00         ZZ
                                         180         88,169.01          1
    110 GIBBS ROAD                    11.540            877.53         81
                                      11.040            877.53      110,000.00
    MAIDEN           NC   28650          2            12/09/98         00
    1879212                              27           01/20/99          0
    1814330                              O            12/20/13
    0


    2801184          N74/H74             F           63,000.00         ZZ
                                         180         62,851.88          1
    HWY 258 SOUTH                      9.790            543.12         70
                                       9.290            543.12       90,000.00
    TARBORO          NC   27886          5            12/22/98         00
    1879220                              27           02/01/99          0
    1862331                              O            01/01/14
    0


1


    2801185          N74/H74             F           84,800.00         ZZ
                                         180         84,587.87          1
    330 GLENNIE IRVIN ROAD             9.590            718.62         80
                                       9.090            718.62      106,000.00
    SEMORA           NC   27343          5            12/22/98         00
    1879238                              27           02/01/99          0
    1870331                              O            01/01/14
    0


    2801186          N74/H74             F           64,500.00         ZZ
                                         240         64,062.03          1
    9522 GRASSY CREEK RD.              9.890            617.75         75
                                       9.390            617.75       86,000.00
    BULLOCK          NC   27507          2            12/30/98         00
    1879246                              27           02/10/99          0
    1881331                              O            01/10/19
    0


    2801187          N74/H74             F           57,200.00         ZZ
                                         180         57,056.78          1
    141 FOX RUN LANE                   9.490            480.55         80
                                       8.990            480.55       71,500.00
    PILOT MOUNTAIN   NC   27041          1            12/30/98         00
    1879253                              27           02/01/99          0
    1884331                              O            01/01/14
    0


    2801189          N74/H74             F          170,000.00         ZZ
                                         360        168,591.80          1
    RT. 1 BOX 335                     11.940          1,740.79         85
                                      11.440          1,740.79      200,000.00
    SIDNEY           AR   72577          2            06/26/98         00
    1879261                              05           08/01/98          0
    17481010                             O            07/01/28
    0


    2801190          N74/H74             F           49,600.00         ZZ
                                         300         49,288.80          1
    205 SPURGEON LANE                 11.890            518.37         80
                                      11.390            518.37       62,000.00
    BRISTOL          VA   24201          5            06/26/98         00
    1879279                              05           08/01/98          0
    17487010                             O            07/01/23
    0


    2801192          N74/H74             F          118,000.00         T
                                         240        116,161.24          1
    139 LARKSPUR LN.                   9.740          1,118.47         72
                                       9.240          1,118.47      165,000.00
1


    LOCUST GROVE     VA   22508          5            07/02/98         00
    1879287                              03           08/09/98          0
    17627010                             O            07/09/18
    0


    2801196          N74/H74             F           40,000.00         ZZ
                                         300         39,777.96          1
    RTE 1, BOX 44K, STATE RT 679      11.990            420.99         80
                                      11.490            420.99       50,000.00
    GREEN BAY        VA   23942          5            08/07/98         00
    1879295                              27           09/20/98          0
    18191030                             O            08/20/23
    0


    2801197          N74/H74             F          107,950.00         ZZ
                                         360        107,442.56          1
    712 EAST 600 SOUTH                 9.890            938.58         85
                                       9.390            938.58      127,000.00
    ST GEORGE        UT   84770          2            07/30/98         00
    1879303                              05           09/04/98          0
    18243011                             O            08/04/28
    0


    2801201          N74/H74             F          107,350.00         ZZ
                                         300        106,324.47          1
    6821 OLD TOM BOX ROAD              8.790            885.49         95
                                       8.290            885.49      113,000.00
    JACKSONVILLE     AR   72076          2            08/12/98         00
    1879329                              05           09/20/98          0
    18298010                             O            08/20/23
    0


    2801202          N74/H74             F           61,750.00         ZZ
                                         240         61,038.98          1
    3210 N PLEASANT                   10.490            616.08         95
                                       9.990            616.08       65,000.00
    INDEPENDENCE     MO   64050          5            08/18/98         00
    1879337                              05           10/01/98          0
    18377010                             O            09/01/18
    0


    2801203          N74/H74             F           80,800.00         ZZ
                                         360         80,530.38          1
    1406 AVON ROAD                    10.990            768.87         80
                                      10.490            768.87      101,000.00
    MURFREESBORO     TN   37129          5            08/19/98         00
    1879345                              05           10/01/98          0
    18379010                             O            09/01/28
    0
1




    2801207          N74/H74             F           45,000.00         ZZ
                                         180         44,127.90          1
    1210 MOUNTAIN PINE ROAD           11.640            529.70         49
                                      11.140            529.70       92,000.00
    HOT SPRINGS      AR   71913          5            08/27/98         00
    1879352                              05           10/01/98          0
    18584010                             O            09/01/13
    0


    2801209          N74/H74             F           76,800.00         ZZ
                                         180         76,448.28          1
    1220 HICKORY HOLLOW RD             9.490            645.22         80
                                       8.990            645.22       96,000.00
    GASTON           NC   27832          2            09/10/98         00
    1879360                              27           10/16/98          0
    18603511                             O            09/16/13
    0


    2801210          N74/H74             F          104,000.00         ZZ
                                         300        103,328.17          1
    809 SANHILL DRIVE                 10.490            981.21         80
                                       9.990            981.21      130,000.00
    LYNCHBURG        VA   24502          5            08/31/98         00
    1879378                              05           10/10/98          0
    18652011                             O            09/10/23
    0


    2801211          N74/H74             F            8,480.00         ZZ
                                         120          8,139.23          1
    1006 NORTH ALMA STREET            12.240            122.84         53
                                      11.740            122.84       16,000.00
    DERMOTT          AR   71638          5            08/31/98         00
    1879386                              05           10/10/98          0
    18666010                             O            09/10/08
    0


    2801212          N74/H74             F           22,050.00         ZZ
                                         300         21,960.95          1
    311 CURTIS ST                     12.500            240.42         70
                                      12.000            240.42       31,500.00
    WARNER ROBINS    GA   31093          5            09/17/98         00
    1879394                              05           11/01/98          0
    18683010                             O            10/01/23
    0


    2801213          N74/H74             F           39,750.00         ZZ
                                         300         39,304.06          1
1


    520 ROLLINGWOOD DRIVE             10.890            386.44         75
                                      10.390            386.44       53,000.00
    DUDLEY           NC   28333          5            09/03/98         00
    1879402                              05           10/10/98          0
    18736011                             O            09/10/23
    0


    2801214          N74/H74             F           57,700.00         ZZ
                                         180         56,403.38          1
    785 VAUGHN ROAD                    9.990            619.69         78
                                       9.490            619.69       74,500.00
    REIDSVILLE       NC   27320          2            08/31/98         00
    1879410                              27           10/10/98          0
    18739030                             O            09/10/13
    0


    2801215          N74/H74             F           23,800.00         ZZ
                                         240         23,579.98          1
    313 NORTH A STREET                12.740            274.44         85
                                      12.240            274.44       28,000.00
    DUNCAN           OK   73533          5            09/02/98         00
    1879428                              05           10/10/98          0
    18752010                             O            09/10/18
    0


    2801216          N74/H74             F           37,600.00         ZZ
                                         300         37,403.84          1
    ROUTE 5 BOX 135                   11.740            388.81         80
                                      11.240            388.81       47,000.00
    WADESBORO        NC   28170          5            09/04/98         00
    1879436                              27           10/10/98          0
    18785031                             O            09/10/23
    0


    2801217          N74/H74             F           62,050.00         ZZ
                                         360         61,906.01          1
    3045 1/2 LANCASTER GATE           12.090            642.56         85
                                      11.590            642.56       73,000.00
    GRAND JUNCTION   CO   81504          5            09/16/98         00
    1879444                              05           11/01/98          0
    18881010                             O            10/01/28
    0


    2801218          N74/H74             F           97,750.00         ZZ
                                         360         97,493.13          2
    3260 JACKSON AVENUE               11.440            963.54         85
                                      10.940            963.54      115,000.00
    OGDEN            UT   84403          5            09/25/98         00
    1879451                              23           11/01/98          0
1


    18968010                             O            10/01/28
    0


    2801223          N74/H74             F           63,200.00         ZZ
                                         180         63,013.44          1
    110 WEST DEVONSHIRE STREET        10.990            601.39         76
                                      10.490            601.39       83,500.00
    WINSTON SALEM    NC   27127          5            09/25/98         00
    1879469                              05           11/01/98          0
    19022010                             O            10/01/13
    0


    2801224          N74/H74             F           60,800.00         ZZ
                                         300         60,480.76          1
    3961 N.W. 172 TERRACE             10.990            595.47         80
                                      10.490            595.47       76,000.00
    MIAMI            FL   33055          5            09/28/98         00
    1879477                              05           11/10/98          0
    19038010                             O            10/10/23
    0


    2801226          N74/H74             F           72,375.00         ZZ
                                         300         72,010.92          1
    6592 RIDGE ROAD                   11.240            721.95         75
                                      10.740            721.95       96,500.00
    TOBACCOVILLE     NC   27050          5            09/30/98         00
    1879485                              27           11/10/98          0
    19048030                             O            10/10/23
    0


    2801227          N74/H74             F           87,000.00         ZZ
                                         300         86,587.98          1
    627 COSBY STREET                  11.590            890.06         76
                                      11.090            890.06      115,100.00
    LIBERTY          MO   64068          5            09/30/98         00
    1879493                              05           11/10/98          0
    19110010                             O            10/10/23
    0


    2801229          N74/H74             F           32,000.00         ZZ
                                         240         31,681.30          1
    3534 MT BEULAH ROAD               10.900            328.13         59
                                      10.400            328.13       55,000.00
    SHERRILLS FORD   NC   28673          5            10/06/98         00
    1879501                              05           11/12/98          0
    19146510                             O            10/12/18
    0


1


    2801230          N74/H74             F           56,950.00         ZZ
                                         180         55,960.32          1
    111 NORTH COBLE STREET            11.490            664.92         85
                                      10.990            664.92       67,000.00
    RANDLEMAN        NC   27317          5            09/30/98         00
    1879519                              05           11/10/98          0
    19160010                             O            10/10/13
    0


    2801231          N74/H74             F           68,400.00         ZZ
                                         360         68,150.26          1
    162 SANDALWOOD COURT               9.990            599.75         80
                                       9.490            599.75       85,500.00
    LEXINGTON        NC   27295          1            09/30/98         00
    1879527                              27           11/01/98          0
    19163031                             O            10/01/28
    0


    2801232          N74/H74             F           41,600.00         ZZ
                                         300         41,406.48          1
    4920 S. 83RD STREET               11.740            430.17         80
                                      11.240            430.17       52,000.00
    TAMPA            FL   33619          5            09/30/98         00
    1879535                              05           11/10/98          0
    19183010                             O            10/10/23
    0


    2801233          N74/H74             F           85,000.00         ZZ
                                         240         83,881.94          1
    62 BEECHWOOD DRIVE                 8.740            750.61         85
                                       8.240            750.61      100,000.00
    BRACEY           VA   23919          5            09/30/98         00
    1879543                              27           11/10/98          0
    19218030                             O            10/10/18
    0


    2801234          N74/H74             F           82,000.00         ZZ
                                         360         81,603.55          1
    1406 N. 2000 W.                    9.050            662.74         61
                                       8.550            662.74      135,000.00
    FARR WEST        UT   84404          5            09/28/98         00
    1879550                              27           11/10/98          0
    19243010                             O            10/10/28
    0


    2801235          N74/H74             F          204,000.00         ZZ
                                         360        203,397.76          1
    9 KINGS PARK LANE                 10.990          1,941.20         80
                                      10.490          1,941.20      255,000.00
1


    CONWAY           AR   72032          5            10/08/98         00
    1879568                              05           11/20/98          0
    19287010                             O            10/20/28
    0


    2801238          N74/H74             F           71,400.00         ZZ
                                         300         71,070.64          1
    601 SHERWOOD AVENUE               10.940            696.71         85
                                      10.440            696.71       84,000.00
    WAYNESBORO       VA   22980          2            10/15/98         00
    1879576                              05           12/01/98          0
    19357011                             O            11/01/23
    0


    2801239          N74/H74             F           70,550.00         ZZ
                                         180         69,380.82          1
    3005 SIR MELIOT DRIVE             10.490            779.42         84
                                       9.990            779.42       84,000.00
    CHESAPEAKE       VA   23323          5            10/16/98         00
    1879584                              05           12/01/98          0
    19363010                             O            11/01/13
    0


    2801240          N74/H74             F           57,600.00         ZZ
                                         300         57,310.24          1
    2760 MCQUEEN ROAD                 10.500            543.85         80
                                      10.000            543.85       72,000.00
    APOPKA           FL   32703          5            10/24/98         00
    1879592                              05           12/01/98          0
    19478010                             O            11/01/23
    0


    2801242          N74/H74             F           48,750.00         ZZ
                                         360         48,610.50          1
    123 STEPHANIE DRIVE               10.490            445.57         75
                                       9.990            445.57       65,000.00
    LEXINGTON        SC   29073          5            10/23/98         00
    1879600                              05           12/01/98          0
    19515010                             O            11/01/28
    0


    2801243          N74/H74             F           45,900.00         ZZ
                                         300         45,650.71          1
    2355 35TH STREET SOUTH            11.240            457.86         84
                                      10.740            457.86       55,000.00
    SAINT PETERSBUR  FL   33711          5            10/30/98         00
    1879618                              05           12/10/98          0
    19526010                             O            11/10/23
    0
1




    2801245          N74/H74             F           30,600.00         ZZ
                                         300         30,460.09          1
    103 PHILLIPS ROAD                 10.990            299.69         90
                                      10.490            299.69       34,000.00
    JACKSONVILLE     AR   72076          5            10/26/98         00
    1879626                              27           12/01/98          0
    19545031                             O            11/01/23
    0


    2801246          N74/H74             F           18,200.00         ZZ
                                         120         17,591.99          1
    214 TRUXTON AVE                   12.500            266.40         69
                                      12.000            266.40       26,500.00
    SOUTH BOSTON     VA   24592          5            10/26/98         00
    1879634                              05           12/01/98          0
    19548010                             O            11/01/08
    0


    2801247          N74/H74             F           57,600.00         ZZ
                                         360         57,396.50          1
    299 CANDY PARK ROAD                9.490            483.91         80
                                       8.990            483.91       72,000.00
    PEMBROKE         NC   28372          5            10/29/98         00
    1879642                              27           12/10/98          0
    19561031                             O            11/10/28
    0


    2801248          N74/H74             F           58,500.00         ZZ
                                         300         58,188.26          1
    2223 ROMINE RD                    10.090            535.31         90
                                       9.590            535.31       65,000.00
    LITTLE ROCK      AR   72204          5            10/29/98         00
    1879659                              05           12/10/98          0
    19564011                             O            11/10/23
    0


    2801249          N74/H74             F           60,800.00         ZZ
                                         300         60,521.95          1
    3228 BARNETT RD                   10.990            595.47         80
                                      10.490            595.47       76,000.00
    MEBANE           NC   27302          5            10/29/98         00
    1879667                              27           12/10/98          0
    19570030                             O            11/10/23
    0


    2801250          N74/H74             F           89,600.00         ZZ
                                         240         88,697.80          1
1


    1535 SOMERSET DRIVE                9.500            835.19         80
                                       9.000            835.19      112,000.00
    LYNCHBURG        VA   24503          5            10/31/98         00
    1879675                              05           12/10/98          0
    19624010                             O            11/10/18
    0


    2801256          N74/H74             F           54,900.00         ZZ
                                         300         54,586.48          1
    218 ANDERSON STREET                9.740            488.85         90
                                       9.240            488.85       61,000.00
    HOT SPRINGS      AR   71913          5            11/13/98         00
    1879683                              27           12/20/98          0
    19754031                             O            11/20/23
    0


    2801258          N74/H74             F           20,000.00         ZZ
                                         180         19,795.62          1
    2046 IRONWOOD DRIVE               11.990            239.90         27
                                      11.490            239.90       75,000.00
    FAYETTEVILLE     NC   28304          5            12/15/98         00
    1879691                              05           02/01/99          0
    19778510                             O            01/01/14
    0


    2801259          N74/H74             F          106,250.00         ZZ
                                         360        105,718.69          1
    51 NORTH 400 EAST                 10.240            951.32         85
                                       9.740            951.32      125,000.00
    SANTAQUIN        UT   84655          5            11/11/98         00
    1879709                              27           12/20/98          0
    19789011                             O            11/20/28
    0


    2801260          N74/H74             F           62,250.00         ZZ
                                         360         62,157.02          1
    1088 NORTH 1250 EAST #G           12.740            675.98         75
                                      12.240            675.98       83,000.00
    LAYTON           UT   84040          5            11/18/98         00
    1879717                              01           01/01/99          0
    19803010                             O            12/01/28
    0


    2801261          N74/H74             F          184,000.00         ZZ
                                         360        183,500.29          1
    777 EAST MAIN CANYON ROAD          9.990          1,613.37         80
                                       9.490          1,613.37      230,000.00
    WALLSBURG        UT   84082          5            11/20/98         00
    1879725                              05           01/01/99          0
1


    19805011                             O            12/01/28
    0


    2801262          N74/H74             F           30,000.00         ZZ
                                         120         28,785.76          1
    1687 MARKET DRIVE                  8.990            379.86         37
                                       8.490            379.86       81,500.00
    SOPHIA           NC   27350          5            11/16/98         00
    1879733                              27           12/20/98          0
    19814030                             O            11/20/08
    0


    2801263          N74/H74             F           44,000.00         ZZ
                                         240         43,716.63          1
    610 MCARTHUR CIRCLE               11.740            476.53         80
                                      11.240            476.53       55,000.00
    MONROE           NC   28110          5            11/18/98         00
    1879741                              05           01/01/99          0
    19832010                             O            12/01/18
    0


    2801265          N74/H74             F           62,250.00         ZZ
                                         300         61,910.01          1
    2149 SIMPSON CREEK ROAD            8.990            521.97         75
                                       8.490            521.97       83,000.00
    LORIS            SC   29569          2            11/23/98         00
    1879758                              27           01/01/99          0
    19849011                             O            12/01/23
    0


    2801268          N74/H74             F           39,900.00         ZZ
                                         360         39,829.60          1
    RT 1 BOX 125 B                    11.990            410.11         70
                                      11.490            410.11       57,000.00
    BAMBERG          SC   29003          5            11/20/98         00
    1879766                              27           01/01/99          0
    19879030                             O            12/01/28
    0


    2801270          N74/H74             F           52,000.00         ZZ
                                         240         51,523.42          1
    1339 POLLARD AVENUE                8.990            467.52         70
                                       8.490            467.52       75,000.00
    BURLINGTON       NC   27217          2            11/24/98         00
    1879774                              05           01/01/99          0
    19911010                             O            12/01/18
    0


1


    2801273          N74/H74             F          256,000.00         ZZ
                                         360        255,227.75          1
    13669 BUSTER ROAD                  9.490          2,150.72         79
                                       8.990          2,150.72      325,000.00
    STANFIELD        NC   28163          5            11/25/98         00
    1879782                              05           01/01/99          0
    19961010                             O            12/01/28
    0


    2801274          N74/H74             F           86,400.00         ZZ
                                         300         86,098.71          1
    RR1 BOX 230                       11.640            887.09         80
                                      11.140            887.09      108,000.00
    MULBERRY         AR   72947          5            11/27/98         00
    1879790                              05           01/10/99          0
    19982010                             O            12/10/23
    0


    2801275          N74/H74             F           20,700.00         ZZ
                                         180         20,665.47          1
    606 SW GUTHRIE                    12.240            216.75         75
                                      11.740            216.75       27,600.00
    IDABEL           OK   74745          5            11/30/98         00
    1879808                              05           01/10/99          0
    19983010                             O            12/10/13
    0


    2801276          N74/H74             F           64,000.00         ZZ
                                         240         63,545.48          1
    3168 LOOMIS STREET                10.990            660.17         75
                                      10.490            660.17       86,000.00
    LINCOLNTON       NC   28092          5            11/30/98         00
    1879816                              27           01/10/99          0
    19985010                             O            12/10/18
    0


    2801277          N74/H74             F           94,500.00         ZZ
                                         360         94,031.11          1
    331 WEST LAKEWOOD DRIVE            8.990            759.69         75
                                       8.490            759.69      126,000.00
    PROVO            UT   84601          5            11/24/98         00
    1879824                              05           01/01/99          0
    20043010                             O            12/01/28
    0


    2801280          N74/H74             F          164,500.00         ZZ
                                         300        164,036.50          1
    445 W HUNTING RIDGE DRIVE         12.850          1,836.73         70
                                      12.350          1,836.73      235,000.00
1


    THOMASVILLE      NC   27360          5            11/30/98         00
    1879840                              05           01/10/99          0
    20065010                             O            12/10/23
    0


    2801281          N74/H74             F           62,400.00         ZZ
                                         240         61,976.65          1
    21096 S. HWY 71                   11.340            658.59         65
                                      10.840            658.59       96,000.00
    WINSLOW          AR   72959          5            11/30/98         00
    1879857                              05           01/10/99          0
    20069010                             O            12/10/18
    0


    2801283          N74/H74             F          116,000.00         ZZ
                                         180        114,321.98          1
    428 MURRAY ROAD                   10.240          1,263.63         80
                                       9.740          1,263.63      145,000.00
    MARION           VA   24354          5            12/04/98         00
    1879865                              05           01/10/99          0
    20087011                             O            12/10/13
    0


    2801284          N74/H74             F           71,200.00         ZZ
                                         360         71,026.13          1
    18200 WEST PRIDESVILLE ROAD       10.490            650.76         80
                                       9.990            650.76       89,000.00
    AMELIA COURTHOU  VA   23002          1            12/04/98         00
    1879873                              05           01/10/99          0
    20109011                             O            12/10/28
    0


    2801285          N74/H74             F           46,400.00         ZZ
                                         360         46,272.40          1
    1418 EAST HENRY AVENUE            10.490            424.09         75
                                       9.990            424.09       62,000.00
    TAMPA            FL   33604          5            12/09/98         00
    1879881                              05           01/20/99          0
    20115010                             O            12/20/28
    0


    2801287          N74/H74             F           49,600.00         ZZ
                                         180         49,465.97          1
    160 BENTBROOK ROAD                10.740            462.63         80
                                      10.240            462.63       62,000.00
    STATESVILLE      NC   28677          5            12/09/98         00
    1879899                              27           01/20/99          0
    20172030                             O            12/20/13
    0
1




    2801289          N74/H74             F           64,000.00         ZZ
                                         300         63,650.41          1
    136 CLYDE LANE                     8.990            536.65         80
                                       8.490            536.65       80,000.00
    DEEP GAP         NC   28618          5            12/11/98         00
    1879907                              27           01/20/99          0
    20184031                             O            12/20/23
    0


    2801290          N74/H74             F           98,000.00         ZZ
                                         180         96,387.14          1
    3037 CEDAR ISLAND RD.              8.790            981.78         90
                                       8.290            981.78      110,000.00
    CEDAR ISLAND     NC   28520          5            12/11/98         00
    1879915                              05           01/20/99          0
    20186010                             O            12/20/13
    0


    2801295          N74/H74             F           40,000.00         ZZ
                                         120         38,998.35          1
    950 DICK FAINES RD,SR 1334         9.840            525.07         53
                                       9.340            525.07       76,000.00
    HENDERSON        NC   27536          5            12/17/98         00
    1879923                              27           02/01/99          0
    20301030                             O            01/01/09
    0


    2801299          N74/H74             F          127,575.00         ZZ
                                         300        126,972.24          1
    10 SUNSET COURT                    8.740          1,047.98         68
                                       8.240          1,047.98      188,000.00
    TRAVELERS REST   SC   29690          5            12/18/98         00
    1879931                              05           02/01/99          0
    20320010                             O            01/01/24
    0


    2801300          N74/H74             F           25,675.00         ZZ
                                         300         25,611.18          1
    3533 KENSINGTON                   12.500            279.95         65
                                      12.000            279.95       39,500.00
    KANSAS CITY      MO   64128          5            12/21/98         00
    1879949                              05           02/01/99          0
    20330010                             O            01/01/24
    0


    2801302          N74/H74             F           38,000.00         ZZ
                                         300         37,854.14          1
1


    381 HUNT LANE                      9.990            345.04         80
                                       9.490            345.04       47,500.00
    CLINTON          NC   28328          5            12/22/98         00
    1879956                              27           02/01/99          0
    20345031                             O            01/01/24
    0


    2801303          N74/H74             F           61,600.00         ZZ
                                         300         61,353.42          1
    4201 BOLD SPRINGS ROAD             9.740            548.51         80
                                       9.240            548.51       77,000.00
    SOUTH BOSTON     VA   24592          2            12/22/98         00
    1879964                              27           02/01/99          0
    20354031                             O            01/01/24
    0


    2801305          N74/H74             F           30,000.00         ZZ
                                         180         29,655.89          1
    410 LOCUST STREET                 10.740            336.10         75
                                      10.240            336.10       40,000.00
    MOCKSVILLE       NC   27028          5            12/23/98         00
    1879972                              05           02/01/99          0
    20385030                             O            01/01/14
    0


    2801306          N74/H74             F           80,000.00         ZZ
                                         360         79,809.90          1
    ROUTE 1, BOX 435L                  9.740            686.74         77
                                       9.240            686.74      105,000.00
    BEDFORD          VA   24523          5            12/23/98         00
    1879980                              27           02/01/99          0
    20386031                             O            01/01/29
    0


    2801308          N74/H74             F           64,000.00         ZZ
                                         360         63,901.09          1
    1331 SUNNYSIDE TERRACE            11.740            645.53         80
                                      11.240            645.53       80,000.00
    VAN BUREN        AR   72956          5            12/23/98         00
    1879998                              05           02/01/99          0
    20409010                             O            01/01/29
    0


    2801309          N74/H74             F           58,500.00         ZZ
                                         240         57,966.71          1
    5510 STONEY POINT COURT            9.240            535.40         75
                                       8.740            535.40       78,000.00
    NEWTON           NC   28658          5            12/28/98         00
    1880004                              27           02/10/99          0
1


    20425031                             O            01/10/19
    0


    2801310          N74/H74             F           57,600.00         ZZ
                                         144         56,539.94          1
    2706 ELORA ROAD                    9.990            688.03         80
                                       9.490            688.03       72,000.00
    RICHMOND         VA   23223          5            12/29/98         00
    1880012                              05           02/10/99          0
    20446010                             O            01/10/11
    0


    2801311          N74/H74             F           45,000.00         ZZ
                                         180         44,403.85          1
    1011 ALTON AVE.                    9.740            476.44         66
                                       9.240            476.44       68,500.00
    ORLANDO          FL   32804          5            12/29/98         00
    1880020                              05           02/10/99          0
    20447010                             O            01/10/14
    0


    2801312          N74/H74             F           56,500.00         ZZ
                                         360         56,334.83          1
    1833 CHAMPION STREET               8.740            444.08         73
                                       8.240            444.08       78,000.00
    SAVANNAH         GA   31401          2            12/29/98         00
    1880038                              05           02/10/99          0
    20448010                             O            01/10/29
    0


    2801316          N74/H74             F           51,200.00         ZZ
                                         300         51,015.49          1
    1342 28TH STREET                  10.240            473.94         80
                                       9.740            473.94       64,000.00
    NEWPORT NEWS     VA   23607          5            12/31/98         00
    1880046                              05           02/10/99          0
    20473011                             O            01/10/24
    0


    2801317          N74/H74             F           52,000.00         ZZ
                                         360         51,905.34          1
    2219 SOUTH HALL RD                10.990            494.82         83
                                      10.490            494.82       63,000.00
    INDEPENDENCE     MO   64052          2            12/31/98         00
    1880053                              05           02/10/99          0
    20526010                             O            01/10/29
    0


1


    2805049          E82/G01             F          361,000.00         ZZ
                                         360        361,000.00          1
    6705 OLD DOMINION ROAD             7.375          2,493.34         85
                                       7.125          2,493.34      425,000.00
    LINCOLN          NE   68516          2            05/12/99         04
    0400198404                           03           07/01/99         12
    1597742                              O            06/01/29
    0


    2805789          K08/G01             F          261,600.00         ZZ
                                         360        261,600.00          1
    312 17TH STREET                    7.125          1,762.45         80
                                       6.875          1,762.45      327,000.00
    SEAL BEACH       CA   90740          1            05/06/99         00
    0411392632                           05           07/01/99          0
    0411392632                           O            06/01/29
    0

   TOTAL NUMBER OF LOANS   :        875

   TOTAL ORIGINAL BALANCE  :   136,482,425.33

   TOTAL PRINCIPAL BALANCE :   128,077,855.81

   TOTAL ORIGINAL P+I      :     1,131,902.81

   TOTAL CURRENT P+I       :     1,135,561.34


                             ***************************
                             *      END OF REPORT      *
                             ***************************

                                    F-1-1


1

  RUN ON     : 06/24/99           RFC DISCLOSURE SYSTEM       RFFSDFIX-01
  AT         : 12.18.00           FIXED PASSTHRU REPORT       AMORTIZED BALANCE
  SERIES     : RASC 1999-RS2 GROUP1                           CUTOFF : 06/01/99
  POOL       : 0004385
             :
             :
  POOL STATUS: F

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    CURR NOTE RATE                       ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST STRIP RATE                      STRIP
  ------------------------------------------------------------------------------

      1063816                              .2500
      304,318.51                           .0500
            9.6250                         .0000
            9.3750                         .1550
            9.1700                         .0000
            9.1700                         .0000

      1176367                              .5750
       63,754.23                           .0500
           11.3750                         .0000
           10.8000                         .1550
           10.5950                         .0000
           10.5950                         .0000

      1176632                              .2500
       64,909.47                           .0500
            9.2500                         .0000
            9.0000                         .1550
            8.7950                         .0000
            8.7950                         .0000

      1196633                              .8750
      275,178.83                           .0500
            7.5000                         .0000
            6.6250                         .1550
            6.4200                         .0000
            6.4200                         .0000

      1199879                              .2500
      294,990.73                           .0500
           10.3750                         .0000
           10.1250                         .1550
            9.9200                         .0000
            9.9200                         .0000

      1199964                              .5100
      394,164.59                           .0500
           11.5000                         .0000
           10.9900                         .1550
           10.7850                         .0000
           10.7850                         .0000
1



      1200617                              .3500
      666,050.38                           .0500
           11.7500                         .0000
           11.4000                         .1550
           11.1950                         .0000
           11.1950                         .0000

      1200893                              .5000
      177,224.05                           .0500
            9.5000                         .0000
            9.0000                         .1550
            8.7950                         .0000
            8.7950                         .0000

      1204019                             1.2400
       75,720.65                           .0500
           12.5000                         .0000
           11.2600                         .1550
           11.0550                         .0000
           11.0550                         .0000

      1243713                              .2500
      753,378.90                           .0500
            9.7500                         .0000
            9.5000                         .1550
            9.2950                         .0000
            9.2950                         .0000

      1250903                              .2500
      230,171.65                           .0500
            7.5000                         .0000
            7.2500                         .1550
            7.0450                         .0000
            7.0450                         .0000

      1345207                              .2500
      204,044.15                           .0500
            6.8750                         .0000
            6.6250                         .1550
            6.4200                         .0000
            6.4200                         .0000

      1354310                              .2500
       39,861.44                           .0500
            7.3750                         .0000
            7.1250                         .1550
            6.9200                         .0000
            6.9200                         .0000

      1364448                              .2500
      338,853.24                           .0500
            6.5000                         .0000
            6.2500                         .1550
            6.0450                         .0000
            6.0450                         .0000
1



      1365925                              .2500
      171,412.45                           .0500
            7.0000                         .0000
            6.7500                         .1550
            6.5450                         .0000
            6.5450                         .0000

      1452078                              .2500
      678,992.71                           .0500
            8.7500                         .0000
            8.5000                         .1550
            8.2950                         .0000
            8.2950                         .0000

      1521638                              .2500
      225,712.57                           .0500
            9.6250                         .0000
            9.3750                         .1550
            9.1700                         .0000
            9.1700                         .0000

      1611243                              .2500
      457,508.95                           .0500
            8.5000                         .0000
            8.2500                         .1550
            8.0450                         .0000
            8.0450                         .0000

      1618693                              .2500
      102,889.10                           .0500
            6.7500                         .0000
            6.5000                         .1550
            6.2950                         .0000
            6.2950                         .0000

      1635465                              .2500
       50,270.08                           .0500
            9.0000                         .0000
            8.7500                         .1550
            8.5450                         .0000
            8.5450                         .0000

      1651888                              .2500
       29,662.63                           .0500
            8.0000                         .0000
            7.7500                         .1550
            7.5450                         .0000
            7.5450                         .0000

      1653592                              .2500
       28,250.00                           .0500
            8.0000                         .0000
            7.7500                         .1550
            7.5450                         .0000
            7.5450                         .0000
1



      1653714                              .5000
       41,057.62                           .0500
           13.3900                         .0000
           12.8900                         .1550
           12.6850                         .0000
           12.6850                         .0000

      1664523                              .2500
      129,005.96                           .0500
            9.5000                         .0000
            9.2500                         .1550
            9.0450                         .0000
            9.0450                         .0000

      1672820                              .2500
       73,826.36                           .0500
            9.3750                         .0000
            9.1250                         .1550
            8.9200                         .0000
            8.9200                         .0000

      1679030                              .2500
      222,393.61                           .0500
            7.8750                         .0000
            7.6250                         .1550
            7.4200                         .0000
            7.4200                         .0000

      1684034                              .2500
       20,267.07                           .0500
           10.1250                         .0000
            9.8750                         .1550
            9.6700                         .0000
            9.6700                         .0000

      1703949                              .2500
      294,519.66                           .0500
            7.5000                         .0000
            7.2500                         .1550
            7.0450                         .0000
            7.0450                         .0000

      1708854                              .2500
      102,088.37                           .0500
            7.6250                         .0000
            7.3750                         .1550
            7.1700                         .0000
            7.1700                         .0000

      1712103                              .2500
      494,402.26                           .0500
            7.8750                         .0000
            7.6250                         .1550
            7.4200                         .0000
            7.4200                         .0000
1



      1725552                              .2500
      176,046.18                           .0500
            7.3750                         .0000
            7.1250                         .1550
            6.9200                         .0000
            6.9200                         .0000

      1729475                              .2500
      131,758.45                           .0500
            7.5000                         .0000
            7.2500                         .1550
            7.0450                         .0000
            7.0450                         .0000

      1736268                              .2500
      143,251.47                           .0500
            8.2500                         .0000
            8.0000                         .1550
            7.7950                         .0000
            7.7950                         .0000

      1740588                              .2500
      199,238.48                           .0500
            7.5000                         .0000
            7.2500                         .1550
            7.0450                         .0000
            7.0450                         .0000

      1740602                              .2500
      196,343.97                           .0500
            7.7500                         .0000
            7.5000                         .1550
            7.2950                         .0000
            7.2950                         .0000

      1740607                              .2500
      170,948.71                           .0500
            7.7500                         .0000
            7.5000                         .1550
            7.2950                         .0000
            7.2950                         .0000

      1740905                              .2500
       85,068.85                           .0500
            7.1000                         .0000
            6.8500                         .1550
            6.6450                         .0000
            6.6450                         .0000

      1746991                              .2500
      347,681.02                           .0500
            7.0000                         .0000
            6.7500                         .1550
            6.5450                         .0000
            6.5450                         .0000
1



      1747155                              .2500
      287,400.44                           .0500
            7.5000                         .0000
            7.2500                         .1550
            7.0450                         .0000
            7.0450                         .0000

      1750624                              .2500
      320,761.92                           .0500
            7.5000                         .0000
            7.2500                         .1550
            7.0450                         .0000
            7.0450                         .0000

      1752246                              .2500
      293,203.94                           .0500
            7.3750                         .0000
            7.1250                         .1550
            6.9200                         .0000
            6.9200                         .0000

      1753076                              .2500
      380,545.78                           .0500
            7.6250                         .0000
            7.3750                         .1550
            7.1700                         .0000
            7.1700                         .0000

      1753586                              .2500
      112,243.74                           .0500
            7.3750                         .0000
            7.1250                         .1550
            6.9200                         .0000
            6.9200                         .0000

      1754183                              .2500
      267,907.31                           .0500
            7.5000                         .0000
            7.2500                         .1550
            7.0450                         .0000
            7.0450                         .0000

      1754991                              .2500
      424,237.44                           .0500
            8.0000                         .0000
            7.7500                         .1550
            7.5450                         .0000
            7.5450                         .0000

      1755407                              .2500
      293,444.89                           .0500
            7.3750                         .0000
            7.1250                         .1550
            6.9200                         .0000
            6.9200                         .0000
1



      1758029                              .2500
       87,867.55                           .0500
            7.1250                         .0000
            6.8750                         .1550
            6.6700                         .0000
            6.6700                         .0000

      1763402                              .2500
      184,858.49                           .0500
            7.2500                         .0000
            7.0000                         .1550
            6.7950                         .0000
            6.7950                         .0000

      1766384                              .2500
      135,918.29                           .0500
            7.8750                         .0000
            7.6250                         .1550
            7.4200                         .0000
            7.4200                         .0000

      1772491                              .2500
      213,342.41                           .0500
            7.3750                         .0000
            7.1250                         .1550
            6.9200                         .0000
            6.9200                         .0000

      1773680                              .2500
      208,360.64                           .0500
            7.7500                         .0000
            7.5000                         .1550
            7.2950                         .0000
            7.2950                         .0000

      1779185                              .2500
       88,094.70                           .0500
            6.2500                         .0000
            6.0000                         .1550
            5.7950                         .0000
            5.7950                         .0000

      1784484                              .2500
       55,473.70                           .0500
            7.7500                         .0000
            7.5000                         .1550
            7.2950                         .0000
            7.2950                         .0000

      1785928                              .2500
      302,168.91                           .0500
            7.3750                         .0000
            7.1250                         .1550
            6.9200                         .0000
            6.9200                         .0000
1



      1788226                              .2500
      467,892.53                           .0500
            7.3750                         .0000
            7.1250                         .1550
            6.9200                         .0000
            6.9200                         .0000

      1790374                              .2500
       81,195.77                           .0500
            7.5000                         .0000
            7.2500                         .1550
            7.0450                         .0000
            7.0450                         .0000

      1790521                              .2500
      389,573.52                           .0500
            7.1250                         .0000
            6.8750                         .1550
            6.6700                         .0000
            6.6700                         .0000

      1801870                              .2500
       66,209.08                           .0500
            7.2500                         .0000
            7.0000                         .1550
            6.7950                         .0000
            6.7950                         .0000

      1814972                              .3750
      138,502.23                           .0500
           10.4000                         .0000
           10.0250                         .1550
            9.8200                         .0000
            9.8200                         .0000

      1820382                              .2500
       75,874.28                           .0500
            6.9000                         .0000
            6.6500                         .1550
            6.4450                         .0000
            6.4450                         .0000

      1821355                              .2500
       39,495.86                           .0500
            9.2500                         .0000
            9.0000                         .1550
            8.7950                         .0000
            8.7950                         .0000

      1826443                              .5000
       49,967.19                           .0500
            9.9900                         .0000
            9.4900                         .1550
            9.2850                         .0000
            9.2850                         .0000
1



      1826471                              .5000
      155,151.96                           .0500
           10.7400                         .0000
           10.2400                         .1550
           10.0350                         .0000
           10.0350                         .0000

      1826472                              .5000
      130,093.33                           .0500
           11.2500                         .0000
           10.7500                         .1550
           10.5450                         .0000
           10.5450                         .0000

      1827242                              .4609
       53,320.47                           .0500
           11.7500                         .0000
           11.2891                         .1550
           11.0841                         .0000
           11.0841                         .0000

      1837779                              .2500
       55,141.65                           .0500
            7.2500                         .0000
            7.0000                         .1550
            6.7950                         .0000
            6.7950                         .0000

      1843964                              .2500
      113,978.28                           .0500
            7.2500                         .0000
            7.0000                         .1550
            6.7950                         .0000
            6.7950                         .0000

      1846713                              .2500
      487,641.75                           .0500
            6.8750                         .0000
            6.6250                         .1550
            6.4200                         .0000
            6.4200                         .0000

      1848797                              .5000
       73,377.88                           .0500
           10.2400                         .0000
            9.7400                         .1550
            9.5350                         .0000
            9.5350                         .0000

      1849139                              .5000
       65,678.95                           .0500
            9.8400                         .0000
            9.3400                         .1550
            9.1350                         .0000
            9.1350                         .0000
1



      1849212                              .5000
       75,732.24                           .0500
           10.2400                         .0000
            9.7400                         .1550
            9.5350                         .0000
            9.5350                         .0000

      1849512                              .5000
      138,373.57                           .0500
           10.7400                         .0000
           10.2400                         .1550
           10.0350                         .0000
           10.0350                         .0000

      1849539                              .5000
       51,021.72                           .0500
           10.7900                         .0000
           10.2900                         .1550
           10.0850                         .0000
           10.0850                         .0000

      1849608                              .5000
       44,760.25                           .0500
           10.0900                         .0000
            9.5900                         .1550
            9.3850                         .0000
            9.3850                         .0000

      1849873                              .5000
       81,381.46                           .0500
           11.4400                         .0000
           10.9400                         .1550
           10.7350                         .0000
           10.7350                         .0000

      1850385                              .2500
       46,847.04                           .0500
            9.1250                         .0000
            8.8750                         .1550
            8.6700                         .0000
            8.6700                         .0000

      1852288                              .2500
      181,887.88                           .0500
            7.0000                         .0000
            6.7500                         .1550
            6.5450                         .0000
            6.5450                         .0000

      1852917                              .2500
       46,726.48                           .0500
            8.5000                         .0000
            8.2500                         .1550
            8.0450                         .0000
            8.0450                         .0000
1



      1853053                              .4609
      103,165.35                           .0500
           10.0000                         .0000
            9.5391                         .1550
            9.3341                         .0000
            9.3341                         .0000

      1853161                              .3750
       62,657.34                           .0500
            8.2500                         .0000
            7.8750                         .1550
            7.6700                         .0000
            7.6700                         .0000

      1853553                              .2500
      285,981.63                           .0500
            6.7500                         .0000
            6.5000                         .1550
            6.2950                         .0000
            6.2950                         .0000

      1854395                              .2500
      646,756.20                           .0500
            7.0000                         .0000
            6.7500                         .1550
            6.5450                         .0000
            6.5450                         .0000

      1854693                              .3750
      275,514.20                           .0500
           11.5000                         .0000
           11.1250                         .1550
           10.9200                         .0000
           10.9200                         .0000

      1854983                              .2500
      270,629.27                           .0500
            7.5000                         .0000
            7.2500                         .1550
            7.0450                         .0000
            7.0450                         .0000

      1855394                              .2500
      298,844.50                           .0500
            7.3750                         .0000
            7.1250                         .1550
            6.9200                         .0000
            6.9200                         .0000

      1855395                              .2500
       76,658.69                           .0500
           11.8000                         .0000
           11.5500                         .1550
           11.3450                         .0000
           11.3450                         .0000
1



      1858941                              .2500
      169,345.27                           .0500
            7.5000                         .0000
            7.2500                         .1550
            7.0450                         .0000
            7.0450                         .0000

      1859468                              .3750
       86,211.69                           .0500
            9.6250                         .0000
            9.2500                         .1550
            9.0450                         .0000
            9.0450                         .0000

      1860396                              .4656
       67,356.77                           .0500
           11.8750                         .0000
           11.4094                         .1550
           11.2044                         .0000
           11.2044                         .0000

      1861559                              .3750
      115,701.37                           .0500
           11.6250                         .0000
           11.2500                         .1550
           11.0450                         .0000
           11.0450                         .0000

      1861618                              .3750
       99,619.59                           .0500
           10.3750                         .0000
           10.0000                         .1550
            9.7950                         .0000
            9.7950                         .0000

      1862666                              .2500
      190,549.01                           .0500
            7.6250                         .0000
            7.3750                         .1550
            7.1700                         .0000
            7.1700                         .0000

      1862752                              .3750
       42,205.89                           .0500
           10.2500                         .0000
            9.8750                         .1550
            9.6700                         .0000
            9.6700                         .0000

      1863086                              .4609
       56,400.78                           .0500
            9.2500                         .0000
            8.7891                         .1550
            8.5841                         .0000
            8.5841                         .0000
1



      1863487                              .4609
       52,553.78                           .0500
           10.1250                         .0000
            9.6641                         .1550
            9.4591                         .0000
            9.4591                         .0000

      1863730                              .2500
      323,895.00                           .0500
            8.0000                         .0000
            7.7500                         .1550
            7.5450                         .0000
            7.5450                         .0000

      1863928                              .5000
      237,036.74                           .0500
           12.4900                         .0000
           11.9900                         .1550
           11.7850                         .0000
           11.7850                         .0000

      1864069                              .5000
       70,766.41                           .0500
           10.8400                         .0000
           10.3400                         .1550
           10.1350                         .0000
           10.1350                         .0000

      1864238                              .2500
      616,905.90                           .0500
            7.0000                         .0000
            6.7500                         .1550
            6.5450                         .0000
            6.5450                         .0000

      1864249                              .5000
       68,822.98                           .0500
            9.9900                         .0000
            9.4900                         .1550
            9.2850                         .0000
            9.2850                         .0000

      1864726                              .4609
       42,309.55                           .0500
           10.2500                         .0000
            9.7891                         .1550
            9.5841                         .0000
            9.5841                         .0000

      1864921                              .5000
       45,452.06                           .0500
            9.1400                         .0000
            8.6400                         .1550
            8.4350                         .0000
            8.4350                         .0000
1



      1864949                              .5000
       77,309.97                           .0500
           11.2400                         .0000
           10.7400                         .1550
           10.5350                         .0000
           10.5350                         .0000

      1865093                              .4609
      129,999.48                           .0500
           10.0000                         .0000
            9.5391                         .1550
            9.3341                         .0000
            9.3341                         .0000

      1865101                              .4609
      120,321.10                           .0500
           10.2500                         .0000
            9.7891                         .1550
            9.5841                         .0000
            9.5841                         .0000

      1865777                              .5000
      114,691.35                           .0500
           10.7900                         .0000
           10.2900                         .1550
           10.0850                         .0000
           10.0850                         .0000

      1865803                              .5000
       47,791.15                           .0500
            9.2400                         .0000
            8.7400                         .1550
            8.5350                         .0000
            8.5350                         .0000

      1865812                              .5000
      107,659.58                           .0500
            9.9900                         .0000
            9.4900                         .1550
            9.2850                         .0000
            9.2850                         .0000

      1865964                              .5000
       73,646.77                           .0500
           11.4900                         .0000
           10.9900                         .1550
           10.7850                         .0000
           10.7850                         .0000

      1867922                              .2500
      132,850.03                           .0500
            7.5000                         .0000
            7.2500                         .1550
            7.0450                         .0000
            7.0450                         .0000
1



      1868266                              .2500
      635,772.28                           .0500
            7.0000                         .0000
            6.7500                         .1550
            6.5450                         .0000
            6.5450                         .0000

      1869841                              .2500
      171,842.57                           .0500
            9.0000                         .0000
            8.7500                         .1550
            8.5450                         .0000
            8.5450                         .0000

      1869843                              .2500
      176,595.57                           .0500
            8.5000                         .0000
            8.2500                         .1550
            8.0450                         .0000
            8.0450                         .0000

      1869844                              .2500
      287,702.39                           .0500
            8.8750                         .0000
            8.6250                         .1550
            8.4200                         .0000
            8.4200                         .0000

      1869846                              .2500
      238,079.57                           .0500
            8.7500                         .0000
            8.5000                         .1550
            8.2950                         .0000
            8.2950                         .0000

      1869847                              .2500
      285,524.43                           .0500
            9.0000                         .0000
            8.7500                         .1550
            8.5450                         .0000
            8.5450                         .0000

      1869849                              .2500
       60,547.41                           .0500
            8.9500                         .0000
            8.7000                         .1550
            8.4950                         .0000
            8.4950                         .0000

      1869851                              .2500
      288,668.96                           .0500
            8.5000                         .0000
            8.2500                         .1550
            8.0450                         .0000
            8.0450                         .0000
1



      1869852                              .2500
      282,752.10                           .0500
            9.3750                         .0000
            9.1250                         .1550
            8.9200                         .0000
            8.9200                         .0000

      1869854                              .2500
      683,309.64                           .0500
            8.7500                         .0000
            8.5000                         .1550
            8.2950                         .0000
            8.2950                         .0000

      1869855                              .2500
      185,416.38                           .0500
            8.6500                         .0000
            8.4000                         .1550
            8.1950                         .0000
            8.1950                         .0000

      1869856                              .2500
      402,278.68                           .0500
            9.8750                         .0000
            9.6250                         .1550
            9.4200                         .0000
            9.4200                         .0000

      1869857                              .2500
      221,259.14                           .0500
            8.7850                         .0000
            8.5350                         .1550
            8.3300                         .0000
            8.3300                         .0000

      1869860                              .2500
      267,429.97                           .0500
            8.4000                         .0000
            8.1500                         .1550
            7.9450                         .0000
            7.9450                         .0000

      1869862                              .2500
      172,348.20                           .0500
            9.1250                         .0000
            8.8750                         .1550
            8.6700                         .0000
            8.6700                         .0000

      1869863                              .2500
      289,102.35                           .0500
            8.7500                         .0000
            8.5000                         .1550
            8.2950                         .0000
            8.2950                         .0000
1



      1869871                              .2500
      266,757.01                           .0500
            8.9000                         .0000
            8.6500                         .1550
            8.4450                         .0000
            8.4450                         .0000

      1869874                              .2500
      654,526.95                           .0500
            8.8750                         .0000
            8.6250                         .1550
            8.4200                         .0000
            8.4200                         .0000

      1869875                              .2500
      281,343.91                           .0500
            9.8700                         .0000
            9.6200                         .1550
            9.4150                         .0000
            9.4150                         .0000

      1869877                              .2500
      158,070.83                           .0500
            9.7500                         .0000
            9.5000                         .1550
            9.2950                         .0000
            9.2950                         .0000

      1869883                              .2500
       99,098.30                           .0500
            9.2500                         .0000
            9.0000                         .1550
            8.7950                         .0000
            8.7950                         .0000

      1869887                              .2500
      103,046.50                           .0500
            9.5000                         .0000
            9.2500                         .1550
            9.0450                         .0000
            9.0450                         .0000

      1869888                              .2500
      175,882.87                           .0500
            8.3000                         .0000
            8.0500                         .1550
            7.8450                         .0000
            7.8450                         .0000

      1869890                              .2500
       36,379.53                           .0500
            8.7500                         .0000
            8.5000                         .1550
            8.2950                         .0000
            8.2950                         .0000
1



      1869895                              .2500
      225,421.56                           .0500
            9.1250                         .0000
            8.8750                         .1550
            8.6700                         .0000
            8.6700                         .0000

      1869896                              .2500
      237,493.52                           .0500
            8.8750                         .0000
            8.6250                         .1550
            8.4200                         .0000
            8.4200                         .0000

      1869898                              .2500
      279,713.22                           .0500
            9.3750                         .0000
            9.1250                         .1550
            8.9200                         .0000
            8.9200                         .0000

      1869901                              .2500
      212,349.09                           .0500
            8.5000                         .0000
            8.2500                         .1550
            8.0450                         .0000
            8.0450                         .0000

      1869902                              .2500
      171,718.96                           .0500
            8.7500                         .0000
            8.5000                         .1550
            8.2950                         .0000
            8.2950                         .0000

      1869906                              .2500
       86,715.37                           .0500
            8.8750                         .0000
            8.6250                         .1550
            8.4200                         .0000
            8.4200                         .0000

      1869907                              .2500
      243,575.69                           .0500
            8.8750                         .0000
            8.6250                         .1550
            8.4200                         .0000
            8.4200                         .0000

      1869909                              .2500
      407,281.53                           .0500
            8.8750                         .0000
            8.6250                         .1550
            8.4200                         .0000
            8.4200                         .0000
1



      1869910                              .2500
      271,431.87                           .0500
            8.7500                         .0000
            8.5000                         .1550
            8.2950                         .0000
            8.2950                         .0000

      1869911                              .2500
      315,366.52                           .0500
            8.6250                         .0000
            8.3750                         .1550
            8.1700                         .0000
            8.1700                         .0000

      1869915                              .2500
      205,797.01                           .0500
            8.7500                         .0000
            8.5000                         .1550
            8.2950                         .0000
            8.2950                         .0000

      1869920                              .2500
      233,411.91                           .0500
            8.7500                         .0000
            8.5000                         .1550
            8.2950                         .0000
            8.2950                         .0000

      1869921                              .2500
      171,563.79                           .0500
            8.6250                         .0000
            8.3750                         .1550
            8.1700                         .0000
            8.1700                         .0000

      1869923                              .2500
      810,034.27                           .0500
            8.7500                         .0000
            8.5000                         .1550
            8.2950                         .0000
            8.2950                         .0000

      1869925                              .2500
      280,984.81                           .0500
            8.7500                         .0000
            8.5000                         .1550
            8.2950                         .0000
            8.2950                         .0000

      1869926                              .2500
      934,698.75                           .0500
            8.7500                         .0000
            8.5000                         .1550
            8.2950                         .0000
            8.2950                         .0000
1



      1869927                              .2500
      185,532.39                           .0500
            8.3750                         .0000
            8.1250                         .1550
            7.9200                         .0000
            7.9200                         .0000

      1869929                              .2500
      102,427.85                           .0500
            8.8750                         .0000
            8.6250                         .1550
            8.4200                         .0000
            8.4200                         .0000

      1869931                              .2500
      393,149.71                           .0500
            8.8750                         .0000
            8.6250                         .1550
            8.4200                         .0000
            8.4200                         .0000

      1869933                              .2500
      126,490.06                           .0500
            9.6250                         .0000
            9.3750                         .1550
            9.1700                         .0000
            9.1700                         .0000

      1869934                              .2500
      176,028.68                           .0500
            8.8750                         .0000
            8.6250                         .1550
            8.4200                         .0000
            8.4200                         .0000

      1869937                              .2500
      251,534.69                           .0500
            9.2500                         .0000
            9.0000                         .1550
            8.7950                         .0000
            8.7950                         .0000

      1869940                              .2500
      305,691.20                           .0500
            9.2500                         .0000
            9.0000                         .1550
            8.7950                         .0000
            8.7950                         .0000

      1869941                              .2500
      540,879.96                           .0500
            9.1250                         .0000
            8.8750                         .1550
            8.6700                         .0000
            8.6700                         .0000
1



      1869942                              .2500
      316,428.22                           .0500
            9.2500                         .0000
            9.0000                         .1550
            8.7950                         .0000
            8.7950                         .0000

      1869943                              .2500
      386,392.98                           .0500
            9.3750                         .0000
            9.1250                         .1550
            8.9200                         .0000
            8.9200                         .0000

      1869945                              .2500
      248,350.87                           .0500
            8.8750                         .0000
            8.6250                         .1550
            8.4200                         .0000
            8.4200                         .0000

      1869946                              .2500
      374,321.11                           .0500
            9.6250                         .0000
            9.3750                         .1550
            9.1700                         .0000
            9.1700                         .0000

      1869953                              .2500
      514,270.48                           .0500
            8.8750                         .0000
            8.6250                         .1550
            8.4200                         .0000
            8.4200                         .0000

      1869960                              .2500
      227,652.62                           .0500
            8.9600                         .0000
            8.7100                         .1550
            8.5050                         .0000
            8.5050                         .0000

      1869962                              .2500
      187,592.88                           .0500
           10.2500                         .0000
           10.0000                         .1550
            9.7950                         .0000
            9.7950                         .0000

      1871233                              .2500
      255,436.41                           .0500
            7.0000                         .0000
            6.7500                         .1550
            6.5450                         .0000
            6.5450                         .0000
1



      1871902                              .2500
      191,424.63                           .0500
            7.5000                         .0000
            7.2500                         .1550
            7.0450                         .0000
            7.0450                         .0000

      1871964                              .2500
      266,166.05                           .0500
            7.1250                         .0000
            6.8750                         .1550
            6.6700                         .0000
            6.6700                         .0000

      1874275                              .6900
       43,886.10                           .0500
           10.9900                         .0000
           10.3000                         .1550
           10.0950                         .0000
           10.0950                         .0000

      1874421                              .6900
       31,631.21                           .0500
           12.4500                         .0000
           11.7600                         .1550
           11.5550                         .0000
           11.5550                         .0000

      1874462                              .2500
      153,515.10                           .0500
            7.2500                         .0000
            7.0000                         .1550
            6.7950                         .0000
            6.7950                         .0000

      1874563                              .2500
       58,143.10                           .0500
            7.8750                         .0000
            7.6250                         .1550
            7.4200                         .0000
            7.4200                         .0000

      1874584                              .4881
      103,856.39                           .0500
           12.2500                         .0000
           11.7619                         .1550
           11.5569                         .0000
           11.5569                         .0000

      1874698                              .2500
       62,065.88                           .0500
            7.5000                         .0000
            7.2500                         .1550
            7.0450                         .0000
            7.0450                         .0000
1



      1874764                              .6900
       40,858.64                           .0500
           13.6500                         .0000
           12.9600                         .1550
           12.7550                         .0000
           12.7550                         .0000

      1874835                              .4881
       69,049.26                           .0500
           10.1500                         .0000
            9.6619                         .1550
            9.4569                         .0000
            9.4569                         .0000

      1874843                              .4881
       15,804.43                           .0500
           12.2500                         .0000
           11.7619                         .1550
           11.5569                         .0000
           11.5569                         .0000

      1874947                              .6900
       42,407.32                           .0500
           11.7500                         .0000
           11.0600                         .1550
           10.8550                         .0000
           10.8550                         .0000

      1875071                              .4881
      104,755.62                           .0500
           11.4500                         .0000
           10.9619                         .1550
           10.7569                         .0000
           10.7569                         .0000

      1875080                              .6900
       64,499.29                           .0500
           12.5500                         .0000
           11.8600                         .1550
           11.6550                         .0000
           11.6550                         .0000

      1875136                              .6900
       73,682.16                           .0500
           12.7000                         .0000
           12.0100                         .1550
           11.8050                         .0000
           11.8050                         .0000

      1875150                              .4881
       40,507.47                           .0500
           11.2000                         .0000
           10.7119                         .1550
           10.5069                         .0000
           10.5069                         .0000
1



      1875279                              .6900
       42,517.24                           .0500
           13.0000                         .0000
           12.3100                         .1550
           12.1050                         .0000
           12.1050                         .0000

      1875316                              .4881
       70,956.95                           .0500
           11.3900                         .0000
           10.9019                         .1550
           10.6969                         .0000
           10.6969                         .0000

      1875344                              .6900
       42,836.69                           .0500
           10.5000                         .0000
            9.8100                         .1550
            9.6050                         .0000
            9.6050                         .0000

      1875350                              .6900
       88,035.65                           .0500
           11.7400                         .0000
           11.0500                         .1550
           10.8450                         .0000
           10.8450                         .0000

      1875370                              .6900
       18,702.66                           .0500
           10.3000                         .0000
            9.6100                         .1550
            9.4050                         .0000
            9.4050                         .0000

      1875372                              .4881
      177,413.70                           .0500
           12.4000                         .0000
           11.9119                         .1550
           11.7069                         .0000
           11.7069                         .0000

      1875374                              .6900
      125,191.84                           .0500
           13.6000                         .0000
           12.9100                         .1550
           12.7050                         .0000
           12.7050                         .0000

      1875393                              .6900
       11,074.91                           .0500
           10.8500                         .0000
           10.1600                         .1550
            9.9550                         .0000
            9.9550                         .0000
1



      1875401                              .6900
       28,431.09                           .0500
           11.7500                         .0000
           11.0600                         .1550
           10.8550                         .0000
           10.8550                         .0000

      1875517                              .6900
       24,304.34                           .0500
           13.7500                         .0000
           13.0600                         .1550
           12.8550                         .0000
           12.8550                         .0000

      1875697                              .4881
       70,735.20                           .0500
           10.1400                         .0000
            9.6519                         .1550
            9.4469                         .0000
            9.4469                         .0000

      1875790                              .6900
       19,062.02                           .0500
           10.9000                         .0000
           10.2100                         .1550
           10.0050                         .0000
           10.0050                         .0000

      1875808                              .4881
       84,781.47                           .0500
           11.0000                         .0000
           10.5119                         .1550
           10.3069                         .0000
           10.3069                         .0000

      1875942                              .6900
       60,888.68                           .0500
           10.8500                         .0000
           10.1600                         .1550
            9.9550                         .0000
            9.9550                         .0000

      1875957                              .6900
       21,608.35                           .0500
           11.6500                         .0000
           10.9600                         .1550
           10.7550                         .0000
           10.7550                         .0000

      1876146                              .4881
       32,407.99                           .0500
           11.7500                         .0000
           11.2619                         .1550
           11.0569                         .0000
           11.0569                         .0000
1



      1876245                              .4881
      167,614.08                           .0500
            9.9000                         .0000
            9.4119                         .1550
            9.2069                         .0000
            9.2069                         .0000

      1876268                              .6900
       40,340.04                           .0500
           12.5000                         .0000
           11.8100                         .1550
           11.6050                         .0000
           11.6050                         .0000

      1876323                              .6900
       65,391.17                           .0500
           12.6000                         .0000
           11.9100                         .1550
           11.7050                         .0000
           11.7050                         .0000

      1876357                              .6900
       66,878.33                           .0500
           11.0000                         .0000
           10.3100                         .1550
           10.1050                         .0000
           10.1050                         .0000

      1876382                              .4881
       64,951.25                           .0500
           10.8000                         .0000
           10.3119                         .1550
           10.1069                         .0000
           10.1069                         .0000

      1877384                              .3750
       34,918.54                           .0500
            8.7500                         .0000
            8.3750                         .1550
            8.1700                         .0000
            8.1700                         .0000

      1878731                              .2500
      197,993.27                           .0500
            7.7500                         .0000
            7.5000                         .1550
            7.2950                         .0000
            7.2950                         .0000

      1878732                              .2500
       46,741.73                           .0500
            8.0000                         .0000
            7.7500                         .1550
            7.5450                         .0000
            7.5450                         .0000
1



      1878734                              .2500
      115,278.44                           .0500
            7.3750                         .0000
            7.1250                         .1550
            6.9200                         .0000
            6.9200                         .0000

      1878735                              .2500
       81,763.19                           .0500
            7.0000                         .0000
            6.7500                         .1550
            6.5450                         .0000
            6.5450                         .0000

      1878736                              .2500
      190,594.21                           .0500
            8.2500                         .0000
            8.0000                         .1550
            7.7950                         .0000
            7.7950                         .0000

      1878737                              .2500
      134,377.94                           .0500
            8.8750                         .0000
            8.6250                         .1550
            8.4200                         .0000
            8.4200                         .0000

      1878738                              .2500
      127,386.81                           .0500
            8.8750                         .0000
            8.6250                         .1550
            8.4200                         .0000
            8.4200                         .0000

      1878739                              .2500
      115,429.40                           .0500
            7.7500                         .0000
            7.5000                         .1550
            7.2950                         .0000
            7.2950                         .0000

      1878740                              .2500
       56,782.98                           .0500
            9.6250                         .0000
            9.3750                         .1550
            9.1700                         .0000
            9.1700                         .0000

      1878741                              .2500
      161,130.88                           .0500
            8.3750                         .0000
            8.1250                         .1550
            7.9200                         .0000
            7.9200                         .0000
1



      1878742                              .2500
       85,120.06                           .0500
            8.3750                         .0000
            8.1250                         .1550
            7.9200                         .0000
            7.9200                         .0000

      1878744                              .2500
       89,241.87                           .0500
            7.7500                         .0000
            7.5000                         .1550
            7.2950                         .0000
            7.2950                         .0000

      1878745                              .2500
       90,165.80                           .0500
            8.0000                         .0000
            7.7500                         .1550
            7.5450                         .0000
            7.5450                         .0000

      1878746                              .2500
      132,924.85                           .0500
            7.3750                         .0000
            7.1250                         .1550
            6.9200                         .0000
            6.9200                         .0000

      1878747                              .2500
       73,555.03                           .0500
            9.0000                         .0000
            8.7500                         .1550
            8.5450                         .0000
            8.5450                         .0000

      1878748                              .2500
      122,843.76                           .0500
            8.5000                         .0000
            8.2500                         .1550
            8.0450                         .0000
            8.0450                         .0000

      1878749                              .2500
      213,223.89                           .0500
            8.2500                         .0000
            8.0000                         .1550
            7.7950                         .0000
            7.7950                         .0000

      1878750                              .2500
      128,428.25                           .0500
            8.5000                         .0000
            8.2500                         .1550
            8.0450                         .0000
            8.0450                         .0000
1



      1878751                              .2500
      224,308.72                           .0500
            8.5000                         .0000
            8.2500                         .1550
            8.0450                         .0000
            8.0450                         .0000

      1878752                              .2500
       85,812.41                           .0500
            9.0000                         .0000
            8.7500                         .1550
            8.5450                         .0000
            8.5450                         .0000

      1878754                              .2500
       82,232.34                           .0500
            8.6250                         .0000
            8.3750                         .1550
            8.1700                         .0000
            8.1700                         .0000

      1878756                              .2500
      117,768.51                           .0500
            7.8750                         .0000
            7.6250                         .1550
            7.4200                         .0000
            7.4200                         .0000

      1878757                              .2500
       79,272.29                           .0500
            8.7500                         .0000
            8.5000                         .1550
            8.2950                         .0000
            8.2950                         .0000

      1878758                              .2500
      175,747.31                           .0500
            8.5000                         .0000
            8.2500                         .1550
            8.0450                         .0000
            8.0450                         .0000

      1878759                              .2500
      126,514.94                           .0500
            8.8750                         .0000
            8.6250                         .1550
            8.4200                         .0000
            8.4200                         .0000

      1878761                              .2500
       42,597.16                           .0500
            7.7500                         .0000
            7.5000                         .1550
            7.2950                         .0000
            7.2950                         .0000
1



      1878763                              .2500
       74,121.58                           .0500
            8.5000                         .0000
            8.2500                         .1550
            8.0450                         .0000
            8.0450                         .0000

      1878765                              .2500
       48,284.80                           .0500
            9.8750                         .0000
            9.6250                         .1550
            9.4200                         .0000
            9.4200                         .0000

      1878766                              .2500
      166,001.37                           .0500
            8.6250                         .0000
            8.3750                         .1550
            8.1700                         .0000
            8.1700                         .0000

      1878767                              .2500
       86,072.07                           .0500
            8.3750                         .0000
            8.1250                         .1550
            7.9200                         .0000
            7.9200                         .0000

      1878768                              .2500
       99,650.64                           .0500
            8.6250                         .0000
            8.3750                         .1550
            8.1700                         .0000
            8.1700                         .0000

      1878769                              .2500
      122,701.26                           .0500
            8.7500                         .0000
            8.5000                         .1550
            8.2950                         .0000
            8.2950                         .0000

      1878770                              .2500
      112,163.06                           .0500
            8.6250                         .0000
            8.3750                         .1550
            8.1700                         .0000
            8.1700                         .0000

      1878771                              .2500
       49,285.89                           .0500
            9.8750                         .0000
            9.6250                         .1550
            9.4200                         .0000
            9.4200                         .0000
1



      1878772                              .2500
       78,769.37                           .0500
            8.7500                         .0000
            8.5000                         .1550
            8.2950                         .0000
            8.2950                         .0000

      1878773                              .2500
       26,917.03                           .0500
            8.5000                         .0000
            8.2500                         .1550
            8.0450                         .0000
            8.0450                         .0000

      1878775                              .2500
       88,129.22                           .0500
            9.5000                         .0000
            9.2500                         .1550
            9.0450                         .0000
            9.0450                         .0000

      1878776                              .2500
       47,196.46                           .0500
            7.8750                         .0000
            7.6250                         .1550
            7.4200                         .0000
            7.4200                         .0000

      1878777                              .2500
       74,786.61                           .0500
            8.8750                         .0000
            8.6250                         .1550
            8.4200                         .0000
            8.4200                         .0000

      1878779                              .2500
       44,522.71                           .0500
            7.7500                         .0000
            7.5000                         .1550
            7.2950                         .0000
            7.2950                         .0000

      1878780                              .2500
       42,597.16                           .0500
            7.7500                         .0000
            7.5000                         .1550
            7.2950                         .0000
            7.2950                         .0000

      1878781                              .2500
      298,267.29                           .0500
            7.7500                         .0000
            7.5000                         .1550
            7.2950                         .0000
            7.2950                         .0000
1



      1878782                              .2500
       51,181.96                           .0500
            8.0000                         .0000
            7.7500                         .1550
            7.5450                         .0000
            7.5450                         .0000

      1878783                              .2500
       68,766.11                           .0500
            8.0000                         .0000
            7.7500                         .1550
            7.5450                         .0000
            7.5450                         .0000

      1878784                              .2500
       94,058.39                           .0500
            8.1250                         .0000
            7.8750                         .1550
            7.6700                         .0000
            7.6700                         .0000

      1878785                              .2500
      157,696.25                           .0500
            7.8750                         .0000
            7.6250                         .1550
            7.4200                         .0000
            7.4200                         .0000

      1878787                              .2560
       72,550.99                           .0500
           10.8750                         .0000
           10.6190                         .1550
           10.4140                         .0000
           10.4140                         .0000

      1878788                              .2500
       81,708.85                           .0500
            7.3750                         .0000
            7.1250                         .1550
            6.9200                         .0000
            6.9200                         .0000

      1878789                              .2500
       58,127.97                           .0500
            7.8750                         .0000
            7.6250                         .1550
            7.4200                         .0000
            7.4200                         .0000

      1878790                              .2500
      173,727.52                           .0500
            8.5000                         .0000
            8.2500                         .1550
            8.0450                         .0000
            8.0450                         .0000
1



      1878791                              .2500
       61,599.72                           .0500
            7.8750                         .0000
            7.6250                         .1550
            7.4200                         .0000
            7.4200                         .0000

      1878792                              .2500
       21,263.75                           .0500
            7.6250                         .0000
            7.3750                         .1550
            7.1700                         .0000
            7.1700                         .0000

      1878793                              .2500
       74,577.41                           .0500
            7.8750                         .0000
            7.6250                         .1550
            7.4200                         .0000
            7.4200                         .0000

      1878795                              .2500
      193,684.60                           .0500
            7.7500                         .0000
            7.5000                         .1550
            7.2950                         .0000
            7.2950                         .0000

      1878797                              .2500
       82,273.46                           .0500
            7.8750                         .0000
            7.6250                         .1550
            7.4200                         .0000
            7.4200                         .0000

      1878799                              .2500
       67,388.53                           .0500
            7.5000                         .0000
            7.2500                         .1550
            7.0450                         .0000
            7.0450                         .0000

      1878800                              .2500
      117,413.73                           .0500
            8.5000                         .0000
            8.2500                         .1550
            8.0450                         .0000
            8.0450                         .0000

      1878801                              .2500
      160,347.13                           .0500
            8.1250                         .0000
            7.8750                         .1550
            7.6700                         .0000
            7.6700                         .0000
1



      1878802                              .2500
      110,824.30                           .0500
            8.6250                         .0000
            8.3750                         .1550
            8.1700                         .0000
            8.1700                         .0000

      1878804                              .2500
       68,277.94                           .0500
            7.7500                         .0000
            7.5000                         .1550
            7.2950                         .0000
            7.2950                         .0000

      1878805                              .2500
       48,444.65                           .0500
            8.7500                         .0000
            8.5000                         .1550
            8.2950                         .0000
            8.2950                         .0000

      1878807                              .2500
       87,314.02                           .0500
            8.3750                         .0000
            8.1250                         .1550
            7.9200                         .0000
            7.9200                         .0000

      1878808                              .2500
       28,982.33                           .0500
            7.6250                         .0000
            7.3750                         .1550
            7.1700                         .0000
            7.1700                         .0000

      1878809                              .2500
       79,800.51                           .0500
            7.7500                         .0000
            7.5000                         .1550
            7.2950                         .0000
            7.2950                         .0000

      1878837                              .6900
       41,180.55                           .0500
           12.2000                         .0000
           11.5100                         .1550
           11.3050                         .0000
           11.3050                         .0000

      1878866                              .6900
       64,686.34                           .0500
           10.1000                         .0000
            9.4100                         .1550
            9.2050                         .0000
            9.2050                         .0000
1



      1878922                              .4881
       47,073.42                           .0500
           10.0500                         .0000
            9.5619                         .1550
            9.3569                         .0000
            9.3569                         .0000

      1878965                              .6900
       29,665.01                           .0500
           12.3000                         .0000
           11.6100                         .1550
           11.4050                         .0000
           11.4050                         .0000

      1878971                              .6900
       16,604.52                           .0500
           11.9500                         .0000
           11.2600                         .1550
           11.0550                         .0000
           11.0550                         .0000

      1878977                              .6900
       43,953.71                           .0500
           10.1500                         .0000
            9.4600                         .1550
            9.2550                         .0000
            9.2550                         .0000

      1881441                              .2500
      133,189.61                           .0500
            7.3750                         .0000
            7.1250                         .1550
            6.9200                         .0000
            6.9200                         .0000

      1882666                              .4656
       44,545.45                           .0500
           10.2500                         .0000
            9.7844                         .1550
            9.5794                         .0000
            9.5794                         .0000

      1882771                              .2500
      154,540.56                           .0500
            8.5000                         .0000
            8.2500                         .1550
            8.0450                         .0000
            8.0450                         .0000

      1882786                              .2500
       53,860.80                           .0500
            8.2500                         .0000
            8.0000                         .1550
            7.7950                         .0000
            7.7950                         .0000
1



      1882809                              .2500
       98,670.78                           .0500
            8.3750                         .0000
            8.1250                         .1550
            7.9200                         .0000
            7.9200                         .0000

      1883281                              .2500
      279,846.47                           .0500
            7.0000                         .0000
            6.7500                         .1550
            6.5450                         .0000
            6.5450                         .0000

      1884070                              .2500
      391,598.50                           .0500
            7.3750                         .0000
            7.1250                         .1550
            6.9200                         .0000
            6.9200                         .0000

      1884565                              .2975
      135,805.28                           .0500
            7.6250                         .0000
            7.3275                         .1550
            7.1225                         .0000
            7.1225                         .0000

      1884572                              .2975
       87,801.17                           .0500
            7.2500                         .0000
            6.9525                         .1550
            6.7475                         .0000
            6.7475                         .0000

      1884575                              .2975
      186,722.60                           .0500
            8.2500                         .0000
            7.9525                         .1550
            7.7475                         .0000
            7.7475                         .0000

      1884577                              .2975
      106,581.37                           .0500
            8.0000                         .0000
            7.7025                         .1550
            7.4975                         .0000
            7.4975                         .0000

      1884579                              .2975
       69,105.90                           .0500
            7.2500                         .0000
            6.9525                         .1550
            6.7475                         .0000
            6.7475                         .0000
1



      1884580                              .2975
      296,106.07                           .0500
            7.2500                         .0000
            6.9525                         .1550
            6.7475                         .0000
            6.7475                         .0000

      1884581                              .2975
      106,943.34                           .0500
            7.2500                         .0000
            6.9525                         .1550
            6.7475                         .0000
            6.7475                         .0000

      1884582                              .2975
      106,816.14                           .0500
            7.2500                         .0000
            6.9525                         .1550
            6.7475                         .0000
            6.7475                         .0000

      1884583                              .2975
      119,621.41                           .0500
            7.0000                         .0000
            6.7025                         .1550
            6.4975                         .0000
            6.4975                         .0000

      1884588                              .2975
      177,866.49                           .0500
            7.5000                         .0000
            7.2025                         .1550
            6.9975                         .0000
            6.9975                         .0000

      1884589                              .2975
      113,777.53                           .0500
            8.0000                         .0000
            7.7025                         .1550
            7.4975                         .0000
            7.4975                         .0000

      1884590                              .2975
      105,370.16                           .0500
            7.2500                         .0000
            6.9525                         .1550
            6.7475                         .0000
            6.7475                         .0000

      1884591                              .2975
       54,507.73                           .0500
            7.0000                         .0000
            6.7025                         .1550
            6.4975                         .0000
            6.4975                         .0000
1



      1884856                              .3750
      139,600.03                           .0500
            9.7500                         .0000
            9.3750                         .1550
            9.1700                         .0000
            9.1700                         .0000

      1885812                             1.2500
       39,904.53                           .0500
           10.4900                         .0000
            9.2400                         .1550
            9.0350                         .0000
            9.0350                         .0000

      1885888                             2.5000
       17,999.54                           .0500
           12.7000                         .0000
           10.2000                         .1550
            9.9950                         .0000
            9.9950                         .0000

      1885911                              .5000
       23,015.57                           .0500
           11.5000                         .0000
           11.0000                         .1550
           10.7950                         .0000
           10.7950                         .0000

      1885958                              .3750
       35,851.49                           .0500
            9.9900                         .0000
            9.6150                         .1550
            9.4100                         .0000
            9.4100                         .0000

      1886031                              .8750
       53,228.96                           .0500
           12.2000                         .0000
           11.3250                         .1550
           11.1200                         .0000
           11.1200                         .0000

      1886038                             1.2500
       47,505.33                           .0500
           12.9500                         .0000
           11.7000                         .1550
           11.4950                         .0000
           11.4950                         .0000

      1886054                              .7500
       59,899.49                           .0500
           12.2500                         .0000
           11.5000                         .1550
           11.2950                         .0000
           11.2950                         .0000
1



      1886082                              .3750
       30,916.93                           .0500
           12.0000                         .0000
           11.6250                         .1550
           11.4200                         .0000
           11.4200                         .0000

      1886112                              .3750
       57,416.70                           .0500
            9.9900                         .0000
            9.6150                         .1550
            9.4100                         .0000
            9.4100                         .0000

      1886207                              .2500
      261,760.91                           .0500
            7.7500                         .0000
            7.5000                         .1550
            7.2950                         .0000
            7.2950                         .0000

      1887485                             1.0000
       45,520.12                           .0500
           12.9000                         .0000
           11.9000                         .1550
           11.6950                         .0000
           11.6950                         .0000

      1887515                              .7500
       58,445.35                           .0500
           13.9900                         .0000
           13.2400                         .1550
           13.0350                         .0000
           13.0350                         .0000

      1888542                              .2500
       47,688.10                           .0500
            8.8000                         .0000
            8.5500                         .1550
            8.3450                         .0000
            8.3450                         .0000

      1889552                              .2500
      114,406.15                           .0500
            7.5000                         .0000
            7.2500                         .1550
            7.0450                         .0000
            7.0450                         .0000

      1889553                              .2500
      393,901.92                           .0500
            7.8750                         .0000
            7.6250                         .1550
            7.4200                         .0000
            7.4200                         .0000
1



      1889554                              .2500
      291,007.24                           .0500
            8.0000                         .0000
            7.7500                         .1550
            7.5450                         .0000
            7.5450                         .0000

      1889556                              .2500
      151,544.51                           .0500
            7.5000                         .0000
            7.2500                         .1550
            7.0450                         .0000
            7.0450                         .0000

      1889557                              .2500
       89,450.62                           .0500
            7.8750                         .0000
            7.6250                         .1550
            7.4200                         .0000
            7.4200                         .0000

      1889558                              .2500
       30,495.98                           .0500
            8.0000                         .0000
            7.7500                         .1550
            7.5450                         .0000
            7.5450                         .0000

      1889559                              .2500
      123,256.38                           .0500
            7.8750                         .0000
            7.6250                         .1550
            7.4200                         .0000
            7.4200                         .0000

      1889562                              .2500
      132,847.89                           .0500
            8.1250                         .0000
            7.8750                         .1550
            7.6700                         .0000
            7.6700                         .0000

      1889563                              .2500
      132,847.89                           .0500
            8.1250                         .0000
            7.8750                         .1550
            7.6700                         .0000
            7.6700                         .0000

      1890290                              .7500
       54,801.64                           .0500
           10.6250                         .0000
            9.8750                         .1550
            9.6700                         .0000
            9.6700                         .0000
1



      1890657                              .2500
      295,687.00                           .0500
            8.5000                         .0000
            8.2500                         .1550
            8.0450                         .0000
            8.0450                         .0000

      1890703                              .2500
      638,455.46                           .0500
            7.1250                         .0000
            6.8750                         .1550
            6.6700                         .0000
            6.6700                         .0000

      1890759                              .2500
      103,020.49                           .0500
            7.1250                         .0000
            6.8750                         .1550
            6.6700                         .0000
            6.6700                         .0000

      1891571                              .6900
      102,510.76                           .0500
            9.7500                         .0000
            9.0600                         .1550
            8.8550                         .0000
            8.8550                         .0000

      1891572                              .4881
       77,434.86                           .0500
           12.4900                         .0000
           12.0019                         .1550
           11.7969                         .0000
           11.7969                         .0000

      1891578                              .4881
       57,646.16                           .0500
           12.9900                         .0000
           12.5019                         .1550
           12.2969                         .0000
           12.2969                         .0000

      1891585                              .4881
       61,813.40                           .0500
           10.9000                         .0000
           10.4119                         .1550
           10.2069                         .0000
           10.2069                         .0000

      1891586                              .6900
      147,617.13                           .0500
           11.6000                         .0000
           10.9100                         .1550
           10.7050                         .0000
           10.7050                         .0000
1



      1891587                              .6900
       75,741.47                           .0500
           10.9000                         .0000
           10.2100                         .1550
           10.0050                         .0000
           10.0050                         .0000

      1891589                              .6900
      144,050.79                           .0500
           10.1000                         .0000
            9.4100                         .1550
            9.2050                         .0000
            9.2050                         .0000

      1891590                              .6900
       37,398.69                           .0500
           11.4000                         .0000
           10.7100                         .1550
           10.5050                         .0000
           10.5050                         .0000

      1891591                              .4881
       40,408.77                           .0500
           11.6000                         .0000
           11.1119                         .1550
           10.9069                         .0000
           10.9069                         .0000

      1891592                              .6900
      130,950.05                           .0500
           10.8000                         .0000
           10.1100                         .1550
            9.9050                         .0000
            9.9050                         .0000

      1891593                              .4881
       39,120.31                           .0500
           11.7000                         .0000
           11.2119                         .1550
           11.0069                         .0000
           11.0069                         .0000

      1891594                              .4881
      101,745.48                           .0500
           10.3900                         .0000
            9.9019                         .1550
            9.6969                         .0000
            9.6969                         .0000

      1891600                              .6900
       31,810.88                           .0500
           11.7500                         .0000
           11.0600                         .1550
           10.8550                         .0000
           10.8550                         .0000
1



      1891603                              .4881
       39,905.82                           .0500
           10.8900                         .0000
           10.4019                         .1550
           10.1969                         .0000
           10.1969                         .0000

      1891605                              .6900
       45,446.69                           .0500
           13.2500                         .0000
           12.5600                         .1550
           12.3550                         .0000
           12.3550                         .0000

      1891609                              .4881
       59,294.92                           .0500
           11.3500                         .0000
           10.8619                         .1550
           10.6569                         .0000
           10.6569                         .0000

      1891610                              .6900
       27,772.34                           .0500
           13.1500                         .0000
           12.4600                         .1550
           12.2550                         .0000
           12.2550                         .0000

      1891612                              .6900
       51,979.54                           .0500
           10.4000                         .0000
            9.7100                         .1550
            9.5050                         .0000
            9.5050                         .0000

      1891613                              .6900
       12,867.43                           .0500
           11.5000                         .0000
           10.8100                         .1550
           10.6050                         .0000
           10.6050                         .0000

      1891616                              .6900
       12,189.87                           .0500
           12.7500                         .0000
           12.0600                         .1550
           11.8550                         .0000
           11.8550                         .0000

      1891617                              .6900
       43,058.87                           .0500
           11.6000                         .0000
           10.9100                         .1550
           10.7050                         .0000
           10.7050                         .0000
1



      1891623                              .6900
       47,178.01                           .0500
           12.5000                         .0000
           11.8100                         .1550
           11.6050                         .0000
           11.6050                         .0000

      1891627                              .6900
       14,884.46                           .0500
           11.6000                         .0000
           10.9100                         .1550
           10.7050                         .0000
           10.7050                         .0000

      1891632                              .6900
       61,665.41                           .0500
           14.4500                         .0000
           13.7600                         .1550
           13.5550                         .0000
           13.5550                         .0000

      1891634                              .6900
       34,909.04                           .0500
           12.1000                         .0000
           11.4100                         .1550
           11.2050                         .0000
           11.2050                         .0000

      1891635                              .6900
       48,571.31                           .0500
           13.2400                         .0000
           12.5500                         .1550
           12.3450                         .0000
           12.3450                         .0000

      1891636                              .6900
       40,732.07                           .0500
           13.5900                         .0000
           12.9000                         .1550
           12.6950                         .0000
           12.6950                         .0000

      1891638                              .6900
       51,456.35                           .0500
           12.7400                         .0000
           12.0500                         .1550
           11.8450                         .0000
           11.8450                         .0000

      1891639                              .6900
       27,446.08                           .0500
           13.2500                         .0000
           12.5600                         .1550
           12.3550                         .0000
           12.3550                         .0000
1



      1891640                              .4881
       57,872.14                           .0500
           11.7000                         .0000
           11.2119                         .1550
           11.0069                         .0000
           11.0069                         .0000

      1891643                              .6900
       51,912.41                           .0500
           12.2000                         .0000
           11.5100                         .1550
           11.3050                         .0000
           11.3050                         .0000

      1891644                              .6900
       58,396.78                           .0500
           11.9900                         .0000
           11.3000                         .1550
           11.0950                         .0000
           11.0950                         .0000

      1891646                              .6900
       32,752.43                           .0500
           13.2500                         .0000
           12.5600                         .1550
           12.3550                         .0000
           12.3550                         .0000

      1891647                              .4881
       33,225.15                           .0500
           11.7900                         .0000
           11.3019                         .1550
           11.0969                         .0000
           11.0969                         .0000

      1891648                              .6900
       43,958.50                           .0500
           12.6000                         .0000
           11.9100                         .1550
           11.7050                         .0000
           11.7050                         .0000

      1891649                              .6900
       38,537.64                           .0500
           14.1000                         .0000
           13.4100                         .1550
           13.2050                         .0000
           13.2050                         .0000

      1891650                              .6900
       22,358.59                           .0500
           13.2500                         .0000
           12.5600                         .1550
           12.3550                         .0000
           12.3550                         .0000
1



      1891652                              .4881
       60,179.51                           .0500
           10.5500                         .0000
           10.0619                         .1550
            9.8569                         .0000
            9.8569                         .0000

      1891660                              .6900
       51,856.00                           .0500
           10.0000                         .0000
            9.3100                         .1550
            9.1050                         .0000
            9.1050                         .0000

      1891662                              .6900
       56,693.48                           .0500
           10.8500                         .0000
           10.1600                         .1550
            9.9550                         .0000
            9.9550                         .0000

      1892593                              .2500
       96,949.50                           .0500
            8.2500                         .0000
            8.0000                         .1550
            7.7950                         .0000
            7.7950                         .0000

      1892888                              .4609
      137,498.88                           .0500
           11.7500                         .0000
           11.2891                         .1550
           11.0841                         .0000
           11.0841                         .0000

      1893269                              .2500
      307,218.08                           .0500
            6.8750                         .0000
            6.6250                         .1550
            6.4200                         .0000
            6.4200                         .0000

      1893329                              .6450
       42,227.01                           .0500
           12.2500                         .0000
           11.6050                         .1550
           11.4000                         .0000
           11.4000                         .0000

      1893345                              .4609
      139,860.70                           .0500
           11.3750                         .0000
           10.9141                         .1550
           10.7091                         .0000
           10.7091                         .0000
1



      1893541                              .2500
      433,485.71                           .0500
            6.3750                         .0000
            6.1250                         .1550
            5.9200                         .0000
            5.9200                         .0000

      1893626                              .6310
      127,829.68                           .0500
           10.3000                         .0000
            9.6690                         .1550
            9.4640                         .0000
            9.4640                         .0000

      1893628                              .6310
       29,943.14                           .0500
           10.8000                         .0000
           10.1690                         .1550
            9.9640                         .0000
            9.9640                         .0000

      1893629                              .6310
       54,359.22                           .0500
           13.9500                         .0000
           13.3190                         .1550
           13.1140                         .0000
           13.1140                         .0000

      1893696                              .2500
      407,500.00                           .0500
            7.7500                         .0000
            7.5000                         .1550
            7.2950                         .0000
            7.2950                         .0000

      1893741                              .2500
      192,794.81                           .0500
           10.0000                         .0000
            9.7500                         .1550
            9.5450                         .0000
            9.5450                         .0000

      1893746                              .2500
      362,736.14                           .0500
            9.2500                         .0000
            9.0000                         .1550
            8.7950                         .0000
            8.7950                         .0000

      1894672                              .2500
      309,892.04                           .0500
            7.1250                         .0000
            6.8750                         .1550
            6.6700                         .0000
            6.6700                         .0000
1



      1894704                              .2500
      202,207.17                           .0500
           11.0000                         .0000
           10.7500                         .1550
           10.5450                         .0000
           10.5450                         .0000

      1894711                              .3750
      161,765.73                           .0500
           11.0000                         .0000
           10.6250                         .1550
           10.4200                         .0000
           10.4200                         .0000

      1894717                              .3750
      154,533.70                           .0500
           11.2500                         .0000
           10.8750                         .1550
           10.6700                         .0000
           10.6700                         .0000

      1895197                              .3750
      193,138.98                           .0500
           10.8750                         .0000
           10.5000                         .1550
           10.2950                         .0000
           10.2950                         .0000

      1895507                              .2500
      354,130.54                           .0500
            7.6250                         .0000
            7.3750                         .1550
            7.1700                         .0000
            7.1700                         .0000

      1896024                              .2500
      998,220.69                           .0500
            7.2500                         .0000
            7.0000                         .1550
            6.7950                         .0000
            6.7950                         .0000

      1896306                             1.2500
       31,652.94                           .0500
           12.7000                         .0000
           11.4500                         .1550
           11.2450                         .0000
           11.2450                         .0000

      1896571                              .2500
      337,538.59                           .0500
            9.5000                         .0000
            9.2500                         .1550
            9.0450                         .0000
            9.0450                         .0000
1



      1896978                              .6250
       84,797.14                           .0500
           10.7500                         .0000
           10.1250                         .1550
            9.9200                         .0000
            9.9200                         .0000

      1898360                              .4609
       32,931.44                           .0500
           10.3750                         .0000
            9.9141                         .1550
            9.7091                         .0000
            9.7091                         .0000

      1898801                              .2500
      291,739.34                           .0500
            8.5000                         .0000
            8.2500                         .1550
            8.0450                         .0000
            8.0450                         .0000

      1898923                              .2500
       79,500.44                           .0500
            8.3750                         .0000
            8.1250                         .1550
            7.9200                         .0000
            7.9200                         .0000

      1898949                              .2500
       79,376.39                           .0500
            8.8750                         .0000
            8.6250                         .1550
            8.4200                         .0000
            8.4200                         .0000

      1898961                              .2500
      693,387.71                           .0500
            7.3750                         .0000
            7.1250                         .1550
            6.9200                         .0000
            6.9200                         .0000

      1898962                              .2500
      742,301.12                           .0500
            7.3750                         .0000
            7.1250                         .1550
            6.9200                         .0000
            6.9200                         .0000

      1898963                              .2500
      494,371.09                           .0500
            7.3750                         .0000
            7.1250                         .1550
            6.9200                         .0000
            6.9200                         .0000
1



      1898965                              .2500
      524,340.88                           .0500
            7.4400                         .0000
            7.1900                         .1550
            6.9850                         .0000
            6.9850                         .0000

      1898967                              .2500
      474,151.49                           .0500
            7.3750                         .0000
            7.1250                         .1550
            6.9200                         .0000
            6.9200                         .0000

      1898968                              .2500
      247,756.31                           .0500
            7.6250                         .0000
            7.3750                         .1550
            7.1700                         .0000
            7.1700                         .0000

      1898969                              .2500
      268,272.03                           .0500
            7.2300                         .0000
            6.9800                         .1550
            6.7750                         .0000
            6.7750                         .0000

      1898970                              .2500
      584,801.08                           .0500
            7.2000                         .0000
            6.9500                         .1550
            6.7450                         .0000
            6.7450                         .0000

      1898972                              .2500
      951,713.39                           .0500
            7.3750                         .0000
            7.1250                         .1550
            6.9200                         .0000
            6.9200                         .0000

      1898974                              .2500
    1,226,348.59                           .0500
            7.6900                         .0000
            7.4400                         .1550
            7.2350                         .0000
            7.2350                         .0000

      1899263                              .2500
      279,550.85                           .0500
            7.1250                         .0000
            6.8750                         .1550
            6.6700                         .0000
            6.6700                         .0000
1



      1900255                              .2500
      134,313.16                           .0500
            7.7500                         .0000
            7.5000                         .1550
            7.2950                         .0000
            7.2950                         .0000

      1900264                              .2500
      126,633.54                           .0500
            8.1250                         .0000
            7.8750                         .1550
            7.6700                         .0000
            7.6700                         .0000

      1900290                              .2500
      203,403.75                           .0500
            7.6250                         .0000
            7.3750                         .1550
            7.1700                         .0000
            7.1700                         .0000

      1900295                              .2500
       48,388.60                           .0500
            7.3750                         .0000
            7.1250                         .1550
            6.9200                         .0000
            6.9200                         .0000

      1900329                              .2500
       65,951.92                           .0500
            7.5000                         .0000
            7.2500                         .1550
            7.0450                         .0000
            7.0450                         .0000

      1900347                              .2500
      264,759.37                           .0500
            9.0000                         .0000
            8.7500                         .1550
            8.5450                         .0000
            8.5450                         .0000

      1900369                              .2500
      129,942.77                           .0500
            8.1250                         .0000
            7.8750                         .1550
            7.6700                         .0000
            7.6700                         .0000

      1900373                              .2500
      128,392.42                           .0500
            7.2500                         .0000
            7.0000                         .1550
            6.7950                         .0000
            6.7950                         .0000
1



      1900405                              .2500
       69,455.36                           .0500
            7.8750                         .0000
            7.6250                         .1550
            7.4200                         .0000
            7.4200                         .0000

      1900410                              .2500
       32,034.95                           .0500
            8.0000                         .0000
            7.7500                         .1550
            7.5450                         .0000
            7.5450                         .0000

      1900422                              .2500
      166,181.56                           .0500
            8.1250                         .0000
            7.8750                         .1550
            7.6700                         .0000
            7.6700                         .0000

      1900488                              .2500
      110,673.81                           .0500
            7.7500                         .0000
            7.5000                         .1550
            7.2950                         .0000
            7.2950                         .0000

      1900496                              .2500
      200,942.80                           .0500
            7.3750                         .0000
            7.1250                         .1550
            6.9200                         .0000
            6.9200                         .0000

      1900502                              .2500
      401,444.88                           .0500
            7.8750                         .0000
            7.6250                         .1550
            7.4200                         .0000
            7.4200                         .0000

      1900520                              .2500
      172,010.64                           .0500
            9.2500                         .0000
            9.0000                         .1550
            8.7950                         .0000
            8.7950                         .0000

      1900524                              .2500
      159,194.03                           .0500
            7.7500                         .0000
            7.5000                         .1550
            7.2950                         .0000
            7.2950                         .0000
1



      1900527                              .2500
      193,977.97                           .0500
            7.2500                         .0000
            7.0000                         .1550
            6.7950                         .0000
            6.7950                         .0000

      1900533                              .2500
      224,704.64                           .0500
            8.1250                         .0000
            7.8750                         .1550
            7.6700                         .0000
            7.6700                         .0000

      1900536                              .2500
      127,202.93                           .0500
            8.7500                         .0000
            8.5000                         .1550
            8.2950                         .0000
            8.2950                         .0000

      1900548                              .2500
      151,546.20                           .0500
            9.3750                         .0000
            9.1250                         .1550
            8.9200                         .0000
            8.9200                         .0000

      1900549                              .2500
      141,676.95                           .0500
            7.7500                         .0000
            7.5000                         .1550
            7.2950                         .0000
            7.2950                         .0000

      1900557                              .2500
       40,361.19                           .0500
            8.8750                         .0000
            8.6250                         .1550
            8.4200                         .0000
            8.4200                         .0000

      1900558                              .2500
      109,753.55                           .0500
            7.5000                         .0000
            7.2500                         .1550
            7.0450                         .0000
            7.0450                         .0000

      1900560                              .2500
       16,404.28                           .0500
            7.8750                         .0000
            7.6250                         .1550
            7.4200                         .0000
            7.4200                         .0000
1



      1900564                              .2500
      104,624.65                           .0500
            7.7500                         .0000
            7.5000                         .1550
            7.2950                         .0000
            7.2950                         .0000

      1900574                              .2500
       97,065.57                           .0500
            7.7500                         .0000
            7.5000                         .1550
            7.2950                         .0000
            7.2950                         .0000

      1901422                              .2500
      281,336.03                           .0500
            7.2500                         .0000
            7.0000                         .1550
            6.7950                         .0000
            6.7950                         .0000

      1902142                             1.1250
       43,973.66                           .0500
           13.6500                         .0000
           12.5250                         .1550
           12.3200                         .0000
           12.3200                         .0000

      1902335                             1.0780
       44,371.80                           .0500
           12.9900                         .0000
           11.9120                         .1550
           11.7070                         .0000
           11.7070                         .0000

      1902435                             1.0780
       29,567.52                           .0500
           14.3900                         .0000
           13.3120                         .1550
           13.1070                         .0000
           13.1070                         .0000

      1902499                             1.0780
       28,813.55                           .0500
           11.7500                         .0000
           10.6720                         .1550
           10.4670                         .0000
           10.4670                         .0000

      1902508                              .2500
      299,530.53                           .0500
            7.2500                         .0000
            7.0000                         .1550
            6.7950                         .0000
            6.7950                         .0000
1



      1902522                             1.0780
       33,442.75                           .0500
           11.7500                         .0000
           10.6720                         .1550
           10.4670                         .0000
           10.4670                         .0000

      1902598                             1.0780
       62,881.25                           .0500
           12.9900                         .0000
           11.9120                         .1550
           11.7070                         .0000
           11.7070                         .0000

      1902864                             1.0780
       73,560.44                           .0500
            9.9900                         .0000
            8.9120                         .1550
            8.7070                         .0000
            8.7070                         .0000

      1902888                             1.0780
       15,018.03                           .0500
           11.9900                         .0000
           10.9120                         .1550
           10.7070                         .0000
           10.7070                         .0000

      1902940                              .3750
       41,917.01                           .0500
            8.1250                         .0000
            7.7500                         .1550
            7.5450                         .0000
            7.5450                         .0000

      1903068                              .2500
      121,805.26                           .0500
            7.5000                         .0000
            7.2500                         .1550
            7.0450                         .0000
            7.0450                         .0000

      1903095                              .2500
      303,190.89                           .0500
            6.6250                         .0000
            6.3750                         .1550
            6.1700                         .0000
            6.1700                         .0000

      1903299                              .2500
      123,001.16                           .0500
            7.5000                         .0000
            7.2500                         .1550
            7.0450                         .0000
            7.0450                         .0000
1



      1903893                              .2500
       40,148.56                           .0500
            8.2500                         .0000
            8.0000                         .1550
            7.7950                         .0000
            7.7950                         .0000

      1903910                              .2500
       95,819.73                           .0500
            8.3750                         .0000
            8.1250                         .1550
            7.9200                         .0000
            7.9200                         .0000

      1903926                              .2500
       37,454.38                           .0500
            8.5000                         .0000
            8.2500                         .1550
            8.0450                         .0000
            8.0450                         .0000

      1903948                              .2500
      194,131.54                           .0500
            7.8750                         .0000
            7.6250                         .1550
            7.4200                         .0000
            7.4200                         .0000

      1904116                              .2500
      299,043.19                           .0500
            6.8750                         .0000
            6.6250                         .1550
            6.4200                         .0000
            6.4200                         .0000

      1904282                              .2500
      481,623.99                           .0500
            7.2500                         .0000
            7.0000                         .1550
            6.7950                         .0000
            6.7950                         .0000

      1904907                              .2500
       92,327.92                           .0500
            7.2500                         .0000
            7.0000                         .1550
            6.7950                         .0000
            6.7950                         .0000

      1905030                              .2500
      273,786.25                           .0500
            7.2500                         .0000
            7.0000                         .1550
            6.7950                         .0000
            6.7950                         .0000
1



      1905337                              .2500
      128,911.22                           .0500
            7.8750                         .0000
            7.6250                         .1550
            7.4200                         .0000
            7.4200                         .0000

      1905661                              .2500
      329,748.89                           .0500
            7.3750                         .0000
            7.1250                         .1550
            6.9200                         .0000
            6.9200                         .0000

      1905705                              .2500
      391,686.52                           .0500
            7.1250                         .0000
            6.8750                         .1550
            6.6700                         .0000
            6.6700                         .0000

      1905819                              .8750
       49,419.88                           .0500
            9.7500                         .0000
            8.8750                         .1550
            8.6700                         .0000
            8.6700                         .0000

      1905990                              .3750
      206,680.79                           .0500
           11.7500                         .0000
           11.3750                         .1550
           11.1700                         .0000
           11.1700                         .0000

      1906046                              .2500
      129,890.78                           .0500
            6.8750                         .0000
            6.6250                         .1550
            6.4200                         .0000
            6.4200                         .0000

      1906071                              .3750
      215,719.88                           .0500
           11.5000                         .0000
           11.1250                         .1550
           10.9200                         .0000
           10.9200                         .0000

      1906293                              .4656
      207,803.76                           .0500
            7.6250                         .0000
            7.1594                         .1550
            6.9544                         .0000
            6.9544                         .0000
1



      1906529                              .2500
      349,726.96                           .0500
            7.2500                         .0000
            7.0000                         .1550
            6.7950                         .0000
            6.7950                         .0000

      1906536                              .2500
       88,468.88                           .0500
            7.5000                         .0000
            7.2500                         .1550
            7.0450                         .0000
            7.0450                         .0000

      1906753                              .2500
      135,099.66                           .0500
            7.5000                         .0000
            7.2500                         .1550
            7.0450                         .0000
            7.0450                         .0000

      1907323                             1.0780
       44,369.14                           .0500
            8.6250                         .0000
            7.5470                         .1550
            7.3420                         .0000
            7.3420                         .0000

      1907538                              .2500
      359,732.82                           .0500
            7.5000                         .0000
            7.2500                         .1550
            7.0450                         .0000
            7.0450                         .0000

      1907595                              .2500
      250,913.65                           .0500
            7.5000                         .0000
            7.2500                         .1550
            7.0450                         .0000
            7.0450                         .0000

      1907623                              .2500
      132,995.61                           .0500
            7.6250                         .0000
            7.3750                         .1550
            7.1700                         .0000
            7.1700                         .0000

      1907638                              .2500
      254,060.53                           .0500
            6.7500                         .0000
            6.5000                         .1550
            6.2950                         .0000
            6.2950                         .0000
1



      1907996                              .2500
      199,973.30                           .0500
            7.6250                         .0000
            7.3750                         .1550
            7.1700                         .0000
            7.1700                         .0000

      1909202                              .8750
       53,488.98                           .0500
           10.7500                         .0000
            9.8750                         .1550
            9.6700                         .0000
            9.6700                         .0000

      1909258                              .4656
       71,875.62                           .0500
            9.8750                         .0000
            9.4094                         .1550
            9.2044                         .0000
            9.2044                         .0000

      1909271                              .4656
       39,094.57                           .0500
           11.8750                         .0000
           11.4094                         .1550
           11.2044                         .0000
           11.2044                         .0000

      1909347                              .2500
      419,374.63                           .0500
            7.5000                         .0000
            7.2500                         .1550
            7.0450                         .0000
            7.0450                         .0000

      1909567                              .2500
      390,902.32                           .0500
            7.3750                         .0000
            7.1250                         .1550
            6.9200                         .0000
            6.9200                         .0000

      1909778                              .2500
      275,402.07                           .0500
            7.6250                         .0000
            7.3750                         .1550
            7.1700                         .0000
            7.1700                         .0000

      1910006                              .2500
      649,480.20                           .0500
            7.1250                         .0000
            6.8750                         .1550
            6.6700                         .0000
            6.6700                         .0000
1



      1910061                              .2500
      294,752.16                           .0500
            6.8750                         .0000
            6.6250                         .1550
            6.4200                         .0000
            6.4200                         .0000

      1910124                              .2500
      273,536.45                           .0500
            7.2500                         .0000
            7.0000                         .1550
            6.7950                         .0000
            6.7950                         .0000

      1910181                              .6250
       78,000.00                           .0500
           11.8000                         .0000
           11.1750                         .1550
           10.9700                         .0000
           10.9700                         .0000

      1910700                              .3750
      143,735.68                           .0500
           10.9500                         .0000
           10.5750                         .1550
           10.3700                         .0000
           10.3700                         .0000

      1911291                              .5000
       93,149.49                           .0500
            9.2500                         .0000
            8.7500                         .1550
            8.5450                         .0000
            8.5450                         .0000

      1911385                              .7500
       56,721.54                           .0500
           12.2500                         .0000
           11.5000                         .1550
           11.2950                         .0000
           11.2950                         .0000

      1916086                              .5000
       80,460.14                           .0500
           11.5000                         .0000
           11.0000                         .1550
           10.7950                         .0000
           10.7950                         .0000

      1916087                              .5000
      145,968.95                           .0500
            9.5000                         .0000
            9.0000                         .1550
            8.7950                         .0000
            8.7950                         .0000
1



      1916088                              .5000
       75,019.12                           .0500
           12.3900                         .0000
           11.8900                         .1550
           11.6850                         .0000
           11.6850                         .0000

      1916089                              .5000
       74,250.95                           .0500
           10.9000                         .0000
           10.4000                         .1550
           10.1950                         .0000
           10.1950                         .0000

      1916090                              .5000
       72,732.82                           .0500
            9.8900                         .0000
            9.3900                         .1550
            9.1850                         .0000
            9.1850                         .0000

      1916091                              .5000
       58,480.36                           .0500
           11.4000                         .0000
           10.9000                         .1550
           10.6950                         .0000
           10.6950                         .0000

      1916093                              .5000
       49,218.90                           .0500
            7.5000                         .0000
            7.0000                         .1550
            6.7950                         .0000
            6.7950                         .0000

      1916094                              .5000
      107,794.26                           .0500
            7.0000                         .0000
            6.5000                         .1550
            6.2950                         .0000
            6.2950                         .0000

      1916095                              .5000
       61,792.19                           .0500
            9.0000                         .0000
            8.5000                         .1550
            8.2950                         .0000
            8.2950                         .0000

      1916096                              .5000
       52,255.08                           .0500
            7.7500                         .0000
            7.2500                         .1550
            7.0450                         .0000
            7.0450                         .0000
1



      1916097                              .5000
       86,030.30                           .0500
            8.0000                         .0000
            7.5000                         .1550
            7.2950                         .0000
            7.2950                         .0000

      1916098                              .5000
       41,511.55                           .0500
            9.5000                         .0000
            9.0000                         .1550
            8.7950                         .0000
            8.7950                         .0000

      1916099                              .5000
       54,243.19                           .0500
            8.5000                         .0000
            8.0000                         .1550
            7.7950                         .0000
            7.7950                         .0000

      1916100                              .5000
      116,767.06                           .0500
            8.2500                         .0000
            7.7500                         .1550
            7.5450                         .0000
            7.5450                         .0000

      1916101                              .5000
      111,624.29                           .0500
            8.0000                         .0000
            7.5000                         .1550
            7.2950                         .0000
            7.2950                         .0000

      1916102                              .5000
       70,790.55                           .0500
            8.0000                         .0000
            7.5000                         .1550
            7.2950                         .0000
            7.2950                         .0000

      1916103                              .5000
       44,682.99                           .0500
            9.0000                         .0000
            8.5000                         .1550
            8.2950                         .0000
            8.2950                         .0000

      1916107                              .5000
       57,451.51                           .0500
            8.0000                         .0000
            7.5000                         .1550
            7.2950                         .0000
            7.2950                         .0000
1



      1916108                              .5000
      186,726.60                           .0500
            8.5000                         .0000
            8.0000                         .1550
            7.7950                         .0000
            7.7950                         .0000

      1916109                              .5000
       77,212.08                           .0500
            8.0000                         .0000
            7.5000                         .1550
            7.2950                         .0000
            7.2950                         .0000

      1916110                              .5000
      107,259.50                           .0500
            7.0000                         .0000
            6.5000                         .1550
            6.2950                         .0000
            6.2950                         .0000

      1916111                              .5000
      107,374.53                           .0500
            7.5000                         .0000
            7.0000                         .1550
            6.7950                         .0000
            6.7950                         .0000

      1916112                              .5000
       67,091.62                           .0500
            8.5000                         .0000
            8.0000                         .1550
            7.7950                         .0000
            7.7950                         .0000

      1916114                              .5000
       52,998.40                           .0500
            8.5000                         .0000
            8.0000                         .1550
            7.7950                         .0000
            7.7950                         .0000

      1916115                              .5000
       61,206.52                           .0500
            9.0000                         .0000
            8.5000                         .1550
            8.2950                         .0000
            8.2950                         .0000

      1916117                              .5000
       98,095.82                           .0500
            8.5000                         .0000
            8.0000                         .1550
            7.7950                         .0000
            7.7950                         .0000
1



      1916118                              .5000
      135,520.54                           .0500
            8.5000                         .0000
            8.0000                         .1550
            7.7950                         .0000
            7.7950                         .0000

      1916120                              .5000
       79,875.21                           .0500
            8.5000                         .0000
            8.0000                         .1550
            7.7950                         .0000
            7.7950                         .0000

      1916121                              .5000
       82,699.18                           .0500
            8.5000                         .0000
            8.0000                         .1550
            7.7950                         .0000
            7.7950                         .0000

      1916122                              .5000
       70,091.21                           .0500
            8.5000                         .0000
            8.0000                         .1550
            7.7950                         .0000
            7.7950                         .0000

      1916123                              .5000
      115,057.89                           .0500
            8.7500                         .0000
            8.2500                         .1550
            8.0450                         .0000
            8.0450                         .0000

      1916124                              .5000
      151,180.86                           .0500
            8.0000                         .0000
            7.5000                         .1550
            7.2950                         .0000
            7.2950                         .0000

      1916125                              .5000
       73,277.96                           .0500
            8.2500                         .0000
            7.7500                         .1550
            7.5450                         .0000
            7.5450                         .0000

      1916126                              .5000
       70,140.42                           .0500
            7.7500                         .0000
            7.2500                         .1550
            7.0450                         .0000
            7.0450                         .0000
1



      1916127                              .5000
      105,491.70                           .0500
            7.7500                         .0000
            7.2500                         .1550
            7.0450                         .0000
            7.0450                         .0000

      1916128                              .5000
       49,300.33                           .0500
            8.7500                         .0000
            8.2500                         .1550
            8.0450                         .0000
            8.0450                         .0000

      1916129                              .5000
       93,883.17                           .0500
           11.8750                         .0000
           11.3750                         .1550
           11.1700                         .0000
           11.1700                         .0000

      1916130                              .5000
      128,353.29                           .0500
           12.8750                         .0000
           12.3750                         .1550
           12.1700                         .0000
           12.1700                         .0000

      1916131                              .5000
       74,807.88                           .0500
           11.3750                         .0000
           10.8750                         .1550
           10.6700                         .0000
           10.6700                         .0000

      1916133                              .5000
       18,681.95                           .0500
           13.0000                         .0000
           12.5000                         .1550
           12.2950                         .0000
           12.2950                         .0000

      1916134                              .5000
       51,579.36                           .0500
           11.7000                         .0000
           11.2000                         .1550
           10.9950                         .0000
           10.9950                         .0000

      1916135                              .5000
       27,838.52                           .0500
           12.1500                         .0000
           11.6500                         .1550
           11.4450                         .0000
           11.4450                         .0000
1



      1916136                              .5000
       42,505.02                           .0500
           12.9000                         .0000
           12.4000                         .1550
           12.1950                         .0000
           12.1950                         .0000

      1916138                              .5000
       70,363.40                           .0500
           10.0000                         .0000
            9.5000                         .1550
            9.2950                         .0000
            9.2950                         .0000

      1916139                              .5000
       59,886.85                           .0500
           10.0000                         .0000
            9.5000                         .1550
            9.2950                         .0000
            9.2950                         .0000

      1916140                              .5000
      106,792.29                           .0500
            9.3750                         .0000
            8.8750                         .1550
            8.6700                         .0000
            8.6700                         .0000

      1916141                              .5000
       94,540.71                           .0500
           10.0000                         .0000
            9.5000                         .1550
            9.2950                         .0000
            9.2950                         .0000

      1916142                              .5000
      106,396.55                           .0500
            9.5000                         .0000
            9.0000                         .1550
            8.7950                         .0000
            8.7950                         .0000

      1916144                              .5000
      153,476.53                           .0500
            9.0000                         .0000
            8.5000                         .1550
            8.2950                         .0000
            8.2950                         .0000

      1916145                              .5000
      105,920.55                           .0500
            9.7500                         .0000
            9.2500                         .1550
            9.0450                         .0000
            9.0450                         .0000
1



      1916147                              .5000
      142,031.12                           .0500
            8.5000                         .0000
            8.0000                         .1550
            7.7950                         .0000
            7.7950                         .0000

      1916148                              .5000
      111,952.12                           .0500
            9.0000                         .0000
            8.5000                         .1550
            8.2950                         .0000
            8.2950                         .0000

      1916149                              .5000
        8,853.16                           .0500
           15.5000                         .0000
           15.0000                         .1550
           14.7950                         .0000
           14.7950                         .0000

      1916150                              .5000
       18,048.98                           .0500
           10.5000                         .0000
           10.0000                         .1550
            9.7950                         .0000
            9.7950                         .0000

      1916151                              .5000
       47,247.34                           .0500
            6.9900                         .0000
            6.4900                         .1550
            6.2850                         .0000
            6.2850                         .0000

      1916152                              .5000
        6,939.68                           .0500
            9.7500                         .0000
            9.2500                         .1550
            9.0450                         .0000
            9.0450                         .0000

      1916153                              .5000
       41,382.81                           .0500
           10.2500                         .0000
            9.7500                         .1550
            9.5450                         .0000
            9.5450                         .0000

      1916154                              .5000
      109,049.17                           .0500
           14.0000                         .0000
           13.5000                         .1550
           13.2950                         .0000
           13.2950                         .0000
1



      1916155                              .5000
       98,582.17                           .0500
            8.6250                         .0000
            8.1250                         .1550
            7.9200                         .0000
            7.9200                         .0000

      1916156                              .5000
       59,187.74                           .0500
            8.3750                         .0000
            7.8750                         .1550
            7.6700                         .0000
            7.6700                         .0000

      1916157                              .5000
       99,673.22                           .0500
            8.3750                         .0000
            7.8750                         .1550
            7.6700                         .0000
            7.6700                         .0000

      1916158                              .5000
       13,883.39                           .0500
            8.5000                         .0000
            8.0000                         .1550
            7.7950                         .0000
            7.7950                         .0000

      1916159                              .5000
       70,738.90                           .0500
            8.1250                         .0000
            7.6250                         .1550
            7.4200                         .0000
            7.4200                         .0000

      1916160                              .5000
       77,273.98                           .0500
           10.7000                         .0000
           10.2000                         .1550
            9.9950                         .0000
            9.9950                         .0000

      1916161                              .5000
       33,359.86                           .0500
            6.3750                         .0000
            5.8750                         .1550
            5.6700                         .0000
            5.6700                         .0000

      1916162                              .5000
       30,384.38                           .0500
            6.1250                         .0000
            5.6250                         .1550
            5.4200                         .0000
            5.4200                         .0000
1



      1916163                              .5000
       39,100.69                           .0500
            8.5000                         .0000
            8.0000                         .1550
            7.7950                         .0000
            7.7950                         .0000

      1916164                              .5000
       40,510.60                           .0500
            6.8750                         .0000
            6.3750                         .1550
            6.1700                         .0000
            6.1700                         .0000

      1916165                              .5000
       94,027.82                           .0500
            8.0000                         .0000
            7.5000                         .1550
            7.2950                         .0000
            7.2950                         .0000

      1916166                              .5000
        5,595.93                           .0500
            6.7500                         .0000
            6.2500                         .1550
            6.0450                         .0000
            6.0450                         .0000

      1916167                              .5000
      125,380.71                           .0500
           13.0000                         .0000
           12.5000                         .1550
           12.2950                         .0000
           12.2950                         .0000

      1916168                              .5000
       47,626.95                           .0500
           12.6000                         .0000
           12.1000                         .1550
           11.8950                         .0000
           11.8950                         .0000

      1916169                              .5000
       35,668.94                           .0500
           11.6000                         .0000
           11.1000                         .1550
           10.8950                         .0000
           10.8950                         .0000

      1916170                              .5000
      103,758.41                           .0500
            8.5000                         .0000
            8.0000                         .1550
            7.7950                         .0000
            7.7950                         .0000
1



      1916171                              .5000
      178,256.70                           .0500
            7.6250                         .0000
            7.1250                         .1550
            6.9200                         .0000
            6.9200                         .0000

      1916172                              .5000
       77,916.99                           .0500
            7.5000                         .0000
            7.0000                         .1550
            6.7950                         .0000
            6.7950                         .0000

      1916173                              .5000
      147,342.02                           .0500
            9.0000                         .0000
            8.5000                         .1550
            8.2950                         .0000
            8.2950                         .0000

      1916174                              .5000
       76,399.58                           .0500
            6.5000                         .0000
            6.0000                         .1550
            5.7950                         .0000
            5.7950                         .0000

      1916175                              .5000
       66,456.45                           .0500
            7.8750                         .0000
            7.3750                         .1550
            7.1700                         .0000
            7.1700                         .0000

      1916176                              .5000
      166,897.46                           .0500
            7.6250                         .0000
            7.1250                         .1550
            6.9200                         .0000
            6.9200                         .0000

      1916177                              .5000
      194,265.09                           .0500
            8.8750                         .0000
            8.3750                         .1550
            8.1700                         .0000
            8.1700                         .0000

      1916178                              .5000
      121,676.99                           .0500
            9.2500                         .0000
            8.7500                         .1550
            8.5450                         .0000
            8.5450                         .0000
1



      1916179                              .5000
       66,871.18                           .0500
            8.5000                         .0000
            8.0000                         .1550
            7.7950                         .0000
            7.7950                         .0000

      1916181                              .5000
       67,942.91                           .0500
            8.7500                         .0000
            8.2500                         .1550
            8.0450                         .0000
            8.0450                         .0000

      1916182                              .5000
       85,422.82                           .0500
            8.0000                         .0000
            7.5000                         .1550
            7.2950                         .0000
            7.2950                         .0000

      1916184                              .5000
       46,809.40                           .0500
            9.2500                         .0000
            8.7500                         .1550
            8.5450                         .0000
            8.5450                         .0000

      1916185                              .5000
       74,252.18                           .0500
            9.0000                         .0000
            8.5000                         .1550
            8.2950                         .0000
            8.2950                         .0000

      1916187                              .5000
       28,778.80                           .0500
           12.0000                         .0000
           11.5000                         .1550
           11.2950                         .0000
           11.2950                         .0000

      1916188                              .5000
       61,561.71                           .0500
            8.1250                         .0000
            7.6250                         .1550
            7.4200                         .0000
            7.4200                         .0000

      1916189                              .5000
       75,519.16                           .0500
            8.0000                         .0000
            7.5000                         .1550
            7.2950                         .0000
            7.2950                         .0000
1



      1916190                              .5000
       97,200.89                           .0500
            9.9500                         .0000
            9.4500                         .1550
            9.2450                         .0000
            9.2450                         .0000

      1916191                              .5000
      127,687.46                           .0500
            7.2500                         .0000
            6.7500                         .1550
            6.5450                         .0000
            6.5450                         .0000

      1916193                              .5000
       56,568.26                           .0500
           11.4900                         .0000
           10.9900                         .1550
           10.7850                         .0000
           10.7850                         .0000

      1916194                              .5000
       32,709.26                           .0500
           11.5500                         .0000
           11.0500                         .1550
           10.8450                         .0000
           10.8450                         .0000

      1916195                              .5000
       85,090.07                           .0500
           11.9900                         .0000
           11.4900                         .1550
           11.2850                         .0000
           11.2850                         .0000

      1916197                              .5000
      144,195.59                           .0500
           12.5500                         .0000
           12.0500                         .1550
           11.8450                         .0000
           11.8450                         .0000

      1916199                              .5000
      163,546.75                           .0500
           10.9900                         .0000
           10.4900                         .1550
           10.2850                         .0000
           10.2850                         .0000

      1916200                              .5000
       80,069.01                           .0500
           12.9500                         .0000
           12.4500                         .1550
           12.2450                         .0000
           12.2450                         .0000
1



      1916201                              .5000
       46,213.04                           .0500
           14.9900                         .0000
           14.4900                         .1550
           14.2850                         .0000
           14.2850                         .0000

      1916202                              .5000
       79,297.91                           .0500
            9.8750                         .0000
            9.3750                         .1550
            9.1700                         .0000
            9.1700                         .0000

      1916203                              .5000
       48,606.04                           .0500
            8.5000                         .0000
            8.0000                         .1550
            7.7950                         .0000
            7.7950                         .0000

      1916204                              .5000
       25,875.01                           .0500
           12.9900                         .0000
           12.4900                         .1550
           12.2850                         .0000
           12.2850                         .0000

      1916205                              .5000
       75,833.77                           .0500
           12.9900                         .0000
           12.4900                         .1550
           12.2850                         .0000
           12.2850                         .0000

      1916206                              .5000
       63,298.21                           .0500
           13.9500                         .0000
           13.4500                         .1550
           13.2450                         .0000
           13.2450                         .0000

      1916207                              .5000
      131,985.33                           .0500
           10.9900                         .0000
           10.4900                         .1550
           10.2850                         .0000
           10.2850                         .0000

      1916208                              .5000
       19,954.17                           .0500
           12.7500                         .0000
           12.2500                         .1550
           12.0450                         .0000
           12.0450                         .0000
1



      1916209                              .5000
       28,113.20                           .0500
           13.5000                         .0000
           13.0000                         .1550
           12.7950                         .0000
           12.7950                         .0000

      1916210                              .5000
       21,002.22                           .0500
           12.2500                         .0000
           11.7500                         .1550
           11.5450                         .0000
           11.5450                         .0000

      1916211                              .5000
      110,959.43                           .0500
           10.2500                         .0000
            9.7500                         .1550
            9.5450                         .0000
            9.5450                         .0000

      1916212                              .5000
       32,647.58                           .0500
           11.2500                         .0000
           10.7500                         .1550
           10.5450                         .0000
           10.5450                         .0000

      1916213                              .5000
       69,712.81                           .0500
           11.9900                         .0000
           11.4900                         .1550
           11.2850                         .0000
           11.2850                         .0000

      1916214                              .5000
       39,738.58                           .0500
           11.5000                         .0000
           11.0000                         .1550
           10.7950                         .0000
           10.7950                         .0000

      1916216                              .5000
       47,977.90                           .0500
           12.7500                         .0000
           12.2500                         .1550
           12.0450                         .0000
           12.0450                         .0000

      1916218                              .5000
       69,049.23                           .0500
           12.7500                         .0000
           12.2500                         .1550
           12.0450                         .0000
           12.0450                         .0000
1



      1916219                              .5000
       30,661.96                           .0500
           12.7500                         .0000
           12.2500                         .1550
           12.0450                         .0000
           12.0450                         .0000

      1916220                              .5000
       49,073.06                           .0500
            9.9900                         .0000
            9.4900                         .1550
            9.2850                         .0000
            9.2850                         .0000

      1916221                              .5000
       19,757.92                           .0500
           10.5000                         .0000
           10.0000                         .1550
            9.7950                         .0000
            9.7950                         .0000

      1916222                              .5000
       47,049.98                           .0500
            9.4500                         .0000
            8.9500                         .1550
            8.7450                         .0000
            8.7450                         .0000

      1916223                              .5000
       71,064.45                           .0500
           10.0000                         .0000
            9.5000                         .1550
            9.2950                         .0000
            9.2950                         .0000

      1916224                              .5000
       39,878.58                           .0500
           13.7500                         .0000
           13.2500                         .1550
           13.0450                         .0000
           13.0450                         .0000

      1916225                              .5000
       77,008.20                           .0500
           13.7500                         .0000
           13.2500                         .1550
           13.0450                         .0000
           13.0450                         .0000

      1916226                              .5000
       48,397.13                           .0500
            9.8750                         .0000
            9.3750                         .1550
            9.1700                         .0000
            9.1700                         .0000
1



      1916227                              .5000
       54,756.19                           .0500
           12.5000                         .0000
           12.0000                         .1550
           11.7950                         .0000
           11.7950                         .0000

      1916228                              .5000
       38,338.37                           .0500
           12.7500                         .0000
           12.2500                         .1550
           12.0450                         .0000
           12.0450                         .0000

      1916229                              .5000
       23,342.64                           .0500
           15.2500                         .0000
           14.7500                         .1550
           14.5450                         .0000
           14.5450                         .0000

      1916230                              .5000
       62,826.62                           .0500
           12.5000                         .0000
           12.0000                         .1550
           11.7950                         .0000
           11.7950                         .0000

      1916231                              .5000
       84,649.31                           .0500
            9.9900                         .0000
            9.4900                         .1550
            9.2850                         .0000
            9.2850                         .0000

      1916232                              .5000
      208,933.90                           .0500
            8.9900                         .0000
            8.4900                         .1550
            8.2850                         .0000
            8.2850                         .0000

      1916233                              .5000
       47,768.81                           .0500
           11.2500                         .0000
           10.7500                         .1550
           10.5450                         .0000
           10.5450                         .0000

      1916234                              .5000
       89,766.76                           .0500
           12.3000                         .0000
           11.8000                         .1550
           11.5950                         .0000
           11.5950                         .0000
1



      1916235                              .5000
       48,665.36                           .0500
           11.1900                         .0000
           10.6900                         .1550
           10.4850                         .0000
           10.4850                         .0000

      1916236                              .5000
       48,774.36                           .0500
           10.4900                         .0000
            9.9900                         .1550
            9.7850                         .0000
            9.7850                         .0000

      1916237                              .5000
       78,216.90                           .0500
           11.5500                         .0000
           11.0500                         .1550
           10.8450                         .0000
           10.8450                         .0000

      1916238                              .5000
       64,597.89                           .0500
           11.4000                         .0000
           10.9000                         .1550
           10.6950                         .0000
           10.6950                         .0000

      1916239                              .5000
       25,262.25                           .0500
           14.7280                         .0000
           14.2280                         .1550
           14.0230                         .0000
           14.0230                         .0000

      1916240                              .5000
      185,946.87                           .0500
            7.0000                         .0000
            6.5000                         .1550
            6.2950                         .0000
            6.2950                         .0000

      1916241                              .5000
      144,931.72                           .0500
            8.0000                         .0000
            7.5000                         .1550
            7.2950                         .0000
            7.2950                         .0000

      1916242                              .5000
       15,243.57                           .0500
           12.9900                         .0000
           12.4900                         .1550
           12.2850                         .0000
           12.2850                         .0000
1



      1916243                              .5000
       35,678.55                           .0500
           17.4000                         .0000
           16.9000                         .1550
           16.6950                         .0000
           16.6950                         .0000

      1916244                              .5000
       19,899.66                           .0500
           14.0000                         .0000
           13.5000                         .1550
           13.2950                         .0000
           13.2950                         .0000

      1916245                              .5000
      109,751.86                           .0500
           12.3750                         .0000
           11.8750                         .1550
           11.6700                         .0000
           11.6700                         .0000

      1916247                              .5000
       71,036.72                           .0500
           12.9900                         .0000
           12.4900                         .1550
           12.2850                         .0000
           12.2850                         .0000

      1916248                              .5000
       59,403.12                           .0500
           13.3500                         .0000
           12.8500                         .1550
           12.6450                         .0000
           12.6450                         .0000

      1916249                              .5000
       96,793.86                           .0500
           13.4000                         .0000
           12.9000                         .1550
           12.6950                         .0000
           12.6950                         .0000

      1916250                              .5000
       29,675.90                           .0500
           13.7500                         .0000
           13.2500                         .1550
           13.0450                         .0000
           13.0450                         .0000

      1916251                              .5000
       54,791.15                           .0500
           11.9900                         .0000
           11.4900                         .1550
           11.2850                         .0000
           11.2850                         .0000
1



      1916252                              .5000
       64,915.14                           .0500
            9.7500                         .0000
            9.2500                         .1550
            9.0450                         .0000
            9.0450                         .0000

      1916254                              .5000
       27,394.03                           .0500
           14.7500                         .0000
           14.2500                         .1550
           14.0450                         .0000
           14.0450                         .0000

      1916255                              .5000
       47,530.15                           .0500
           12.5000                         .0000
           12.0000                         .1550
           11.7950                         .0000
           11.7950                         .0000

      1916256                              .5000
       13,830.92                           .0500
           10.5000                         .0000
           10.0000                         .1550
            9.7950                         .0000
            9.7950                         .0000

      1916257                              .5000
       20,273.33                           .0500
            7.6250                         .0000
            7.1250                         .1550
            6.9200                         .0000
            6.9200                         .0000

      1916260                              .5000
       24,580.85                           .0500
           16.0000                         .0000
           15.5000                         .1550
           15.2950                         .0000
           15.2950                         .0000

      1916261                              .5000
       23,499.74                           .0500
           12.2500                         .0000
           11.7500                         .1550
           11.5450                         .0000
           11.5450                         .0000

      1916262                              .5000
       71,524.90                           .0500
           12.1500                         .0000
           11.6500                         .1550
           11.4450                         .0000
           11.4450                         .0000
1



      1916263                              .5000
       51,936.91                           .0500
           13.4900                         .0000
           12.9900                         .1550
           12.7850                         .0000
           12.7850                         .0000

      1916264                              .5000
       64,866.79                           .0500
           14.1300                         .0000
           13.6300                         .1550
           13.4250                         .0000
           13.4250                         .0000

      1916265                              .5000
       23,848.88                           .0500
            9.0000                         .0000
            8.5000                         .1550
            8.2950                         .0000
            8.2950                         .0000

      1916267                              .5000
       43,364.67                           .0500
           13.8500                         .0000
           13.3500                         .1550
           13.1450                         .0000
           13.1450                         .0000

      1916268                              .5000
       25,200.70                           .0500
           11.9900                         .0000
           11.4900                         .1550
           11.2850                         .0000
           11.2850                         .0000

      1916269                              .5000
       23,407.77                           .0500
           11.2400                         .0000
           10.7400                         .1550
           10.5350                         .0000
           10.5350                         .0000

      1916270                              .5000
       75,541.86                           .0500
           12.2400                         .0000
           11.7400                         .1550
           11.5350                         .0000
           11.5350                         .0000

      1916272                              .5000
       25,882.42                           .0500
           13.8000                         .0000
           13.3000                         .1550
           13.0950                         .0000
           13.0950                         .0000
1



      1916274                              .5000
        9,049.37                           .0500
           11.7500                         .0000
           11.2500                         .1550
           11.0450                         .0000
           11.0450                         .0000

      1916278                              .5000
       20,112.78                           .0500
           13.2500                         .0000
           12.7500                         .1550
           12.5450                         .0000
           12.5450                         .0000

      1916279                              .5000
       17,533.98                           .0500
           13.4900                         .0000
           12.9900                         .1550
           12.7850                         .0000
           12.7850                         .0000

      1916280                              .5000
       18,348.84                           .0500
           15.2500                         .0000
           14.7500                         .1550
           14.5450                         .0000
           14.5450                         .0000

      1916282                              .5000
        6,177.29                           .0500
           13.9900                         .0000
           13.4900                         .1550
           13.2850                         .0000
           13.2850                         .0000

      1916283                              .5000
      116,930.55                           .0500
           11.5000                         .0000
           11.0000                         .1550
           10.7950                         .0000
           10.7950                         .0000

      1916284                              .5000
       67,000.21                           .0500
           15.5000                         .0000
           15.0000                         .1550
           14.7950                         .0000
           14.7950                         .0000

      1916285                              .5000
       96,872.96                           .0500
           12.6900                         .0000
           12.1900                         .1550
           11.9850                         .0000
           11.9850                         .0000
1



      1916287                              .5000
       50,666.79                           .0500
           11.0000                         .0000
           10.5000                         .1550
           10.2950                         .0000
           10.2950                         .0000

      1916289                              .5000
       66,765.28                           .0500
           10.2500                         .0000
            9.7500                         .1550
            9.5450                         .0000
            9.5450                         .0000

      1916290                              .5000
       46,650.54                           .0500
           10.2500                         .0000
            9.7500                         .1550
            9.5450                         .0000
            9.5450                         .0000

      1916291                              .5000
        6,776.82                           .0500
           12.5000                         .0000
           12.0000                         .1550
           11.7950                         .0000
           11.7950                         .0000

      1916292                              .5000
       90,510.96                           .0500
            9.6500                         .0000
            9.1500                         .1550
            8.9450                         .0000
            8.9450                         .0000

      1916293                              .5000
       11,595.17                           .0500
           11.5000                         .0000
           11.0000                         .1550
           10.7950                         .0000
           10.7950                         .0000

      1916294                              .5000
       28,993.47                           .0500
           10.0000                         .0000
            9.5000                         .1550
            9.2950                         .0000
            9.2950                         .0000

      1916295                              .5000
       13,672.66                           .0500
           16.0000                         .0000
           15.5000                         .1550
           15.2950                         .0000
           15.2950                         .0000
1



      1916296                              .5000
      152,195.46                           .0500
            9.3500                         .0000
            8.8500                         .1550
            8.6450                         .0000
            8.6450                         .0000

      1916297                              .5000
       33,862.35                           .0500
           10.6000                         .0000
           10.1000                         .1550
            9.8950                         .0000
            9.8950                         .0000

      1916298                              .5000
       69,425.85                           .0500
           11.6500                         .0000
           11.1500                         .1550
           10.9450                         .0000
           10.9450                         .0000

      1916299                              .5000
       48,281.36                           .0500
            9.9900                         .0000
            9.4900                         .1550
            9.2850                         .0000
            9.2850                         .0000

      1916300                              .5000
       26,919.05                           .0500
           15.1250                         .0000
           14.6250                         .1550
           14.4200                         .0000
           14.4200                         .0000

      1916302                              .5000
      107,898.89                           .0500
           11.5000                         .0000
           11.0000                         .1550
           10.7950                         .0000
           10.7950                         .0000

      1916303                              .5000
       89,992.02                           .0500
           12.3500                         .0000
           11.8500                         .1550
           11.6450                         .0000
           11.6450                         .0000

      1916304                              .5000
       57,649.76                           .0500
           15.8000                         .0000
           15.3000                         .1550
           15.0950                         .0000
           15.0950                         .0000
1



      1916305                              .5000
       85,810.52                           .0500
           10.2500                         .0000
            9.7500                         .1550
            9.5450                         .0000
            9.5450                         .0000

      1916306                              .5000
       56,003.37                           .0500
           11.4900                         .0000
           10.9900                         .1550
           10.7850                         .0000
           10.7850                         .0000

      1916308                              .5000
       62,826.09                           .0500
           13.9900                         .0000
           13.4900                         .1550
           13.2850                         .0000
           13.2850                         .0000

      1916309                              .5000
       53,094.61                           .0500
           13.9900                         .0000
           13.4900                         .1550
           13.2850                         .0000
           13.2850                         .0000

      1916310                              .5000
      246,959.85                           .0500
           11.0000                         .0000
           10.5000                         .1550
           10.2950                         .0000
           10.2950                         .0000

      1916311                              .5000
       72,994.39                           .0500
           10.4990                         .0000
            9.9990                         .1550
            9.7940                         .0000
            9.7940                         .0000

      1916312                              .5000
       36,585.99                           .0500
           11.6250                         .0000
           11.1250                         .1550
           10.9200                         .0000
           10.9200                         .0000

      1916313                              .5000
       57,920.13                           .0500
           15.0000                         .0000
           14.5000                         .1550
           14.2950                         .0000
           14.2950                         .0000
1



      1916314                              .5000
       91,176.77                           .0500
           11.6500                         .0000
           11.1500                         .1550
           10.9450                         .0000
           10.9450                         .0000

      1916315                              .5000
       39,467.62                           .0500
           13.8750                         .0000
           13.3750                         .1550
           13.1700                         .0000
           13.1700                         .0000

      1916316                              .5000
       94,466.39                           .0500
           10.5000                         .0000
           10.0000                         .1550
            9.7950                         .0000
            9.7950                         .0000

      1916318                              .5000
      134,301.47                           .0500
           12.5500                         .0000
           12.0500                         .1550
           11.8450                         .0000
           11.8450                         .0000

      1916319                              .5000
       39,476.35                           .0500
           14.9900                         .0000
           14.4900                         .1550
           14.2850                         .0000
           14.2850                         .0000

      1916320                              .5000
       80,153.14                           .0500
           10.7500                         .0000
           10.2500                         .1550
           10.0450                         .0000
           10.0450                         .0000

      1916321                              .5000
       59,693.28                           .0500
           15.9500                         .0000
           15.4500                         .1550
           15.2450                         .0000
           15.2450                         .0000

      1916643                              .5000
       36,359.40                           .0500
            8.2500                         .0000
            7.7500                         .1550
            7.5450                         .0000
            7.5450                         .0000
1



      2651940                              .4609
       51,674.15                           .0500
           10.3750                         .0000
            9.9141                         .1550
            9.7091                         .0000
            9.7091                         .0000

      2750958                              .2500
      381,763.92                           .0500
            7.1250                         .0000
            6.8750                         .1550
            6.6700                         .0000
            6.6700                         .0000

      2760923                              .2500
      286,502.41                           .0500
            7.2500                         .0000
            7.0000                         .1550
            6.7950                         .0000
            6.7950                         .0000

      2762027                              .2500
      426,132.82                           .0500
            7.8750                         .0000
            7.6250                         .1550
            7.4200                         .0000
            7.4200                         .0000

      2762028                              .2500
      285,456.61                           .0500
            7.3750                         .0000
            7.1250                         .1550
            6.9200                         .0000
            6.9200                         .0000

      2762029                              .2500
      368,707.61                           .0500
            7.8750                         .0000
            7.6250                         .1550
            7.4200                         .0000
            7.4200                         .0000

      2762030                              .2500
      274,875.06                           .0500
            7.7500                         .0000
            7.5000                         .1550
            7.2950                         .0000
            7.2950                         .0000

      2762031                              .2500
      275,203.64                           .0500
            7.7500                         .0000
            7.5000                         .1550
            7.2950                         .0000
            7.2950                         .0000
1



      2762033                              .2500
      406,710.00                           .0500
            7.0000                         .0000
            6.7500                         .1550
            6.5450                         .0000
            6.5450                         .0000

      2762034                              .2500
      356,577.45                           .0500
            7.6250                         .0000
            7.3750                         .1550
            7.1700                         .0000
            7.1700                         .0000

      2762035                              .2500
      249,932.85                           .0500
            7.6250                         .0000
            7.3750                         .1550
            7.1700                         .0000
            7.1700                         .0000

      2762036                              .2500
      265,306.71                           .0500
            8.6250                         .0000
            8.3750                         .1550
            8.1700                         .0000
            8.1700                         .0000

      2762037                              .2500
      218,762.48                           .0500
            7.6250                         .0000
            7.3750                         .1550
            7.1700                         .0000
            7.1700                         .0000

      2762038                              .2500
      441,458.82                           .0500
            8.0000                         .0000
            7.7500                         .1550
            7.5450                         .0000
            7.5450                         .0000

      2762039                              .2500
      299,766.51                           .0500
            7.8750                         .0000
            7.6250                         .1550
            7.4200                         .0000
            7.4200                         .0000

      2767107                              .2500
      533,315.42                           .0500
            7.2500                         .0000
            7.0000                         .1550
            6.7950                         .0000
            6.7950                         .0000
1



      2770940                              .2500
      830,834.25                           .0500
            7.2750                         .0000
            7.0250                         .1550
            6.8200                         .0000
            6.8200                         .0000

      2771400                              .2500
      186,679.58                           .0500
            7.8750                         .0000
            7.6250                         .1550
            7.4200                         .0000
            7.4200                         .0000

      2771401                              .2500
       68,158.07                           .0500
            7.8750                         .0000
            7.6250                         .1550
            7.4200                         .0000
            7.4200                         .0000

      2771404                              .2500
      120,872.58                           .0500
            9.1250                         .0000
            8.8750                         .1550
            8.6700                         .0000
            8.6700                         .0000

      2771406                              .2500
      102,927.20                           .0500
            8.1250                         .0000
            7.8750                         .1550
            7.6700                         .0000
            7.6700                         .0000

      2771407                              .2500
       68,995.43                           .0500
            9.6250                         .0000
            9.3750                         .1550
            9.1700                         .0000
            9.1700                         .0000

      2771408                              .2500
      155,358.12                           .0500
            8.3750                         .0000
            8.1250                         .1550
            7.9200                         .0000
            7.9200                         .0000

      2771409                              .2500
      107,807.32                           .0500
            8.6250                         .0000
            8.3750                         .1550
            8.1700                         .0000
            8.1700                         .0000
1



      2771411                              .2500
      131,120.15                           .0500
            7.7500                         .0000
            7.5000                         .1550
            7.2950                         .0000
            7.2950                         .0000

      2771412                              .2500
      102,320.25                           .0500
            7.5000                         .0000
            7.2500                         .1550
            7.0450                         .0000
            7.0450                         .0000

      2771413                              .2500
      350,596.94                           .0500
            7.8750                         .0000
            7.6250                         .1550
            7.4200                         .0000
            7.4200                         .0000

      2771414                              .2500
       75,853.62                           .0500
            8.2500                         .0000
            8.0000                         .1550
            7.7950                         .0000
            7.7950                         .0000

      2771415                              .2500
       53,913.15                           .0500
            9.1250                         .0000
            8.8750                         .1550
            8.6700                         .0000
            8.6700                         .0000

      2771416                              .2500
       88,815.05                           .0500
            7.8750                         .0000
            7.6250                         .1550
            7.4200                         .0000
            7.4200                         .0000

      2771417                              .2500
      245,601.70                           .0500
            7.7500                         .0000
            7.5000                         .1550
            7.2950                         .0000
            7.2950                         .0000

      2771418                              .2500
       74,319.65                           .0500
            9.3750                         .0000
            9.1250                         .1550
            8.9200                         .0000
            8.9200                         .0000
1



      2771419                              .2500
      142,132.78                           .0500
            8.2500                         .0000
            8.0000                         .1550
            7.7950                         .0000
            7.7950                         .0000

      2771420                              .2500
       80,493.11                           .0500
            9.2500                         .0000
            9.0000                         .1550
            8.7950                         .0000
            8.7950                         .0000

      2771421                              .2500
      114,741.89                           .0500
            8.2500                         .0000
            8.0000                         .1550
            7.7950                         .0000
            7.7950                         .0000

      2771422                              .2500
       75,507.51                           .0500
            8.5000                         .0000
            8.2500                         .1550
            8.0450                         .0000
            8.0450                         .0000

      2771423                              .2500
      134,752.07                           .0500
            9.0000                         .0000
            8.7500                         .1550
            8.5450                         .0000
            8.5450                         .0000

      2771424                              .2500
      143,833.70                           .0500
            8.7500                         .0000
            8.5000                         .1550
            8.2950                         .0000
            8.2950                         .0000

      2771425                              .2500
      104,122.19                           .0500
            8.6250                         .0000
            8.3750                         .1550
            8.1700                         .0000
            8.1700                         .0000

      2771426                              .2500
      269,342.81                           .0500
            9.6250                         .0000
            9.3750                         .1550
            9.1700                         .0000
            9.1700                         .0000
1



      2771427                              .2500
      148,966.95                           .0500
            9.3750                         .0000
            9.1250                         .1550
            8.9200                         .0000
            8.9200                         .0000

      2771428                              .2500
       84,399.45                           .0500
            9.7500                         .0000
            9.5000                         .1550
            9.2950                         .0000
            9.2950                         .0000

      2771429                              .2500
      254,883.40                           .0500
            7.1250                         .0000
            6.8750                         .1550
            6.6700                         .0000
            6.6700                         .0000

      2771432                              .2500
       91,045.37                           .0500
            8.5000                         .0000
            8.2500                         .1550
            8.0450                         .0000
            8.0450                         .0000

      2771433                              .2500
      395,985.73                           .0500
            7.2500                         .0000
            7.0000                         .1550
            6.7950                         .0000
            6.7950                         .0000

      2771434                              .2500
      127,766.21                           .0500
            8.6250                         .0000
            8.3750                         .1550
            8.1700                         .0000
            8.1700                         .0000

      2771435                              .2500
      342,444.06                           .0500
            7.5000                         .0000
            7.2500                         .1550
            7.0450                         .0000
            7.0450                         .0000

      2771436                              .2500
      114,712.56                           .0500
            9.6250                         .0000
            9.3750                         .1550
            9.1700                         .0000
            9.1700                         .0000
1



      2771437                              .2500
       74,762.30                           .0500
            8.3750                         .0000
            8.1250                         .1550
            7.9200                         .0000
            7.9200                         .0000

      2771439                              .2500
      114,941.90                           .0500
            7.5000                         .0000
            7.2500                         .1550
            7.0450                         .0000
            7.0450                         .0000

      2771441                              .2500
      112,304.40                           .0500
            8.7500                         .0000
            8.5000                         .1550
            8.2950                         .0000
            8.2950                         .0000

      2771442                              .2500
      358,713.09                           .0500
            7.7500                         .0000
            7.5000                         .1550
            7.2950                         .0000
            7.2950                         .0000

      2772688                              .5000
      198,386.83                           .0500
           11.2400                         .0000
           10.7400                         .1550
           10.5350                         .0000
           10.5350                         .0000

      2773559                              .2500
      333,401.00                           .0500
            7.3750                         .0000
            7.1250                         .1550
            6.9200                         .0000
            6.9200                         .0000

      2773560                              .2500
      294,658.63                           .0500
            6.6250                         .0000
            6.3750                         .1550
            6.1700                         .0000
            6.1700                         .0000

      2773561                              .2500
      234,589.00                           .0500
            7.2500                         .0000
            7.0000                         .1550
            6.7950                         .0000
            6.7950                         .0000
1



      2773562                              .2500
      181,146.63                           .0500
            8.0000                         .0000
            7.7500                         .1550
            7.5450                         .0000
            7.5450                         .0000

      2773563                              .2500
      196,747.29                           .0500
            7.6250                         .0000
            7.3750                         .1550
            7.1700                         .0000
            7.1700                         .0000

      2773564                              .2500
      304,162.38                           .0500
            8.5000                         .0000
            8.2500                         .1550
            8.0450                         .0000
            8.0450                         .0000

      2773565                              .2500
      327,463.31                           .0500
            7.5000                         .0000
            7.2500                         .1550
            7.0450                         .0000
            7.0450                         .0000

      2773566                              .2500
      314,661.06                           .0500
            7.5000                         .0000
            7.2500                         .1550
            7.0450                         .0000
            7.0450                         .0000

      2773567                              .2500
      234,763.29                           .0500
            7.2500                         .0000
            7.0000                         .1550
            6.7950                         .0000
            6.7950                         .0000

      2773568                              .2500
      234,949.33                           .0500
            6.8750                         .0000
            6.6250                         .1550
            6.4200                         .0000
            6.4200                         .0000

      2773569                              .2500
      237,753.29                           .0500
            7.5000                         .0000
            7.2500                         .1550
            7.0450                         .0000
            7.0450                         .0000
1



      2773570                              .2500
      672,348.73                           .0500
            6.8750                         .0000
            6.6250                         .1550
            6.4200                         .0000
            6.4200                         .0000

      2773571                              .2500
      648,583.82                           .0500
            7.0000                         .0000
            6.7500                         .1550
            6.5450                         .0000
            6.5450                         .0000

      2773572                              .2500
      379,635.11                           .0500
            7.0000                         .0000
            6.7500                         .1550
            6.5450                         .0000
            6.5450                         .0000

      2773573                              .2500
      242,233.76                           .0500
            7.5000                         .0000
            7.2500                         .1550
            7.0450                         .0000
            7.0450                         .0000

      2773574                              .2500
      284,201.32                           .0500
            6.7500                         .0000
            6.5000                         .1550
            6.2950                         .0000
            6.2950                         .0000

      2773575                              .2500
      368,951.02                           .0500
            6.8750                         .0000
            6.6250                         .1550
            6.4200                         .0000
            6.4200                         .0000

      2773576                              .2500
      296,374.34                           .0500
            7.0000                         .0000
            6.7500                         .1550
            6.5450                         .0000
            6.5450                         .0000

      2773577                              .2500
      452,958.24                           .0500
            7.1250                         .0000
            6.8750                         .1550
            6.6700                         .0000
            6.6700                         .0000
1



      2773578                              .2500
      366,673.43                           .0500
            7.3750                         .0000
            7.1250                         .1550
            6.9200                         .0000
            6.9200                         .0000

      2773579                              .2500
      335,833.19                           .0500
            7.5000                         .0000
            7.2500                         .1550
            7.0450                         .0000
            7.0450                         .0000

      2773580                              .2500
      557,910.74                           .0500
            7.3750                         .0000
            7.1250                         .1550
            6.9200                         .0000
            6.9200                         .0000

      2773581                              .2500
      179,050.71                           .0500
            7.2500                         .0000
            7.0000                         .1550
            6.7950                         .0000
            6.7950                         .0000

      2773582                              .2500
      339,693.68                           .0500
            7.2500                         .0000
            7.0000                         .1550
            6.7950                         .0000
            6.7950                         .0000

      2773583                              .2500
      248,538.18                           .0500
            7.3750                         .0000
            7.1250                         .1550
            6.9200                         .0000
            6.9200                         .0000

      2773584                              .2500
      563,088.60                           .0500
            7.5000                         .0000
            7.2500                         .1550
            7.0450                         .0000
            7.0450                         .0000

      2773585                              .2500
      254,291.25                           .0500
            7.5000                         .0000
            7.2500                         .1550
            7.0450                         .0000
            7.0450                         .0000
1



      2773587                              .2500
      333,705.64                           .0500
            6.8750                         .0000
            6.6250                         .1550
            6.4200                         .0000
            6.4200                         .0000

      2773588                              .2500
      232,212.39                           .0500
            7.1250                         .0000
            6.8750                         .1550
            6.6700                         .0000
            6.6700                         .0000

      2773589                              .2500
      370,347.77                           .0500
            8.0000                         .0000
            7.7500                         .1550
            7.5450                         .0000
            7.5450                         .0000

      2773590                              .2500
      216,092.90                           .0500
            7.6250                         .0000
            7.3750                         .1550
            7.1700                         .0000
            7.1700                         .0000

      2773591                              .2500
      259,123.07                           .0500
            7.3750                         .0000
            7.1250                         .1550
            6.9200                         .0000
            6.9200                         .0000

      2773592                              .2500
      209,208.57                           .0500
            7.2500                         .0000
            7.0000                         .1550
            6.7950                         .0000
            6.7950                         .0000

      2773593                              .2500
      326,853.06                           .0500
            7.6250                         .0000
            7.3750                         .1550
            7.1700                         .0000
            7.1700                         .0000

      2773594                              .2500
      767,267.49                           .0500
            6.6250                         .0000
            6.3750                         .1550
            6.1700                         .0000
            6.1700                         .0000
1



      2773595                              .2500
      245,866.10                           .0500
            7.7500                         .0000
            7.5000                         .1550
            7.2950                         .0000
            7.2950                         .0000

      2773596                              .2500
      405,479.65                           .0500
            8.0000                         .0000
            7.7500                         .1550
            7.5450                         .0000
            7.5450                         .0000

      2773599                              .2500
      175,589.48                           .0500
            8.2500                         .0000
            8.0000                         .1550
            7.7950                         .0000
            7.7950                         .0000

      2776092                              .2500
      229,853.34                           .0500
            8.2500                         .0000
            8.0000                         .1550
            7.7950                         .0000
            7.7950                         .0000

      2788539                              .2500
       67,399.50                           .0500
            7.5000                         .0000
            7.2500                         .1550
            7.0450                         .0000
            7.0450                         .0000

      2788540                              .2500
      203,737.65                           .0500
            7.5000                         .0000
            7.2500                         .1550
            7.0450                         .0000
            7.0450                         .0000

      2788542                              .2500
       74,873.62                           .0500
            6.8750                         .0000
            6.6250                         .1550
            6.4200                         .0000
            6.4200                         .0000

      2788543                              .2500
      160,939.40                           .0500
            8.2500                         .0000
            8.0000                         .1550
            7.7950                         .0000
            7.7950                         .0000
1



      2788544                              .2500
      198,644.45                           .0500
            7.1250                         .0000
            6.8750                         .1550
            6.6700                         .0000
            6.6700                         .0000

      2788618                              .2500
      367,409.67                           .0500
            7.1250                         .0000
            6.8750                         .1550
            6.6700                         .0000
            6.6700                         .0000

      2788619                              .2500
      246,681.40                           .0500
            7.0000                         .0000
            6.7500                         .1550
            6.5450                         .0000
            6.5450                         .0000

      2788997                              .2500
      649,480.21                           .0500
            7.1250                         .0000
            6.8750                         .1550
            6.6700                         .0000
            6.6700                         .0000

      2790155                              .2500
      235,687.69                           .0500
            7.8750                         .0000
            7.6250                         .1550
            7.4200                         .0000
            7.4200                         .0000

      2791429                              .2500
      308,154.51                           .0500
            7.1250                         .0000
            6.8750                         .1550
            6.6700                         .0000
            6.6700                         .0000

      2791763                              .2500
      270,235.43                           .0500
            7.3750                         .0000
            7.1250                         .1550
            6.9200                         .0000
            6.9200                         .0000

      2793176                              .3750
      284,586.15                           .0500
            7.6250                         .0000
            7.2500                         .1550
            7.0450                         .0000
            7.0450                         .0000
1



      2795243                              .2500
      259,593.12                           .0500
            7.2500                         .0000
            7.0000                         .1550
            6.7950                         .0000
            6.7950                         .0000

      2795408                              .2500
      185,455.21                           .0500
            7.2500                         .0000
            7.0000                         .1550
            6.7950                         .0000
            6.7950                         .0000

      2801173                              .5000
       35,058.04                           .0500
            9.9900                         .0000
            9.4900                         .1550
            9.2850                         .0000
            9.2850                         .0000

      2801175                              .5000
       50,942.20                           .0500
            8.9900                         .0000
            8.4900                         .1550
            8.2850                         .0000
            8.2850                         .0000

      2801176                              .5000
      181,871.48                           .0500
            9.4900                         .0000
            8.9900                         .1550
            8.7850                         .0000
            8.7850                         .0000

      2801177                              .5000
       50,740.65                           .0500
            8.9900                         .0000
            8.4900                         .1550
            8.2850                         .0000
            8.2850                         .0000

      2801178                              .5000
       56,597.72                           .0500
           11.8900                         .0000
           11.3900                         .1550
           11.1850                         .0000
           11.1850                         .0000

      2801180                              .5000
       51,834.78                           .0500
            9.2400                         .0000
            8.7400                         .1550
            8.5350                         .0000
            8.5350                         .0000
1



      2801181                              .5000
       88,169.01                           .0500
           11.5400                         .0000
           11.0400                         .1550
           10.8350                         .0000
           10.8350                         .0000

      2801184                              .5000
       62,851.88                           .0500
            9.7900                         .0000
            9.2900                         .1550
            9.0850                         .0000
            9.0850                         .0000

      2801185                              .5000
       84,587.87                           .0500
            9.5900                         .0000
            9.0900                         .1550
            8.8850                         .0000
            8.8850                         .0000

      2801186                              .5000
       64,062.03                           .0500
            9.8900                         .0000
            9.3900                         .1550
            9.1850                         .0000
            9.1850                         .0000

      2801187                              .5000
       57,056.78                           .0500
            9.4900                         .0000
            8.9900                         .1550
            8.7850                         .0000
            8.7850                         .0000

      2801189                              .5000
      168,591.80                           .0500
           11.9400                         .0000
           11.4400                         .1550
           11.2350                         .0000
           11.2350                         .0000

      2801190                              .5000
       49,288.80                           .0500
           11.8900                         .0000
           11.3900                         .1550
           11.1850                         .0000
           11.1850                         .0000

      2801192                              .5000
      116,161.24                           .0500
            9.7400                         .0000
            9.2400                         .1550
            9.0350                         .0000
            9.0350                         .0000
1



      2801196                              .5000
       39,777.96                           .0500
           11.9900                         .0000
           11.4900                         .1550
           11.2850                         .0000
           11.2850                         .0000

      2801197                              .5000
      107,442.56                           .0500
            9.8900                         .0000
            9.3900                         .1550
            9.1850                         .0000
            9.1850                         .0000

      2801201                              .5000
      106,324.47                           .0500
            8.7900                         .0000
            8.2900                         .1550
            8.0850                         .0000
            8.0850                         .0000

      2801202                              .5000
       61,038.98                           .0500
           10.4900                         .0000
            9.9900                         .1550
            9.7850                         .0000
            9.7850                         .0000

      2801203                              .5000
       80,530.38                           .0500
           10.9900                         .0000
           10.4900                         .1550
           10.2850                         .0000
           10.2850                         .0000

      2801207                              .5000
       44,127.90                           .0500
           11.6400                         .0000
           11.1400                         .1550
           10.9350                         .0000
           10.9350                         .0000

      2801209                              .5000
       76,448.28                           .0500
            9.4900                         .0000
            8.9900                         .1550
            8.7850                         .0000
            8.7850                         .0000

      2801210                              .5000
      103,328.17                           .0500
           10.4900                         .0000
            9.9900                         .1550
            9.7850                         .0000
            9.7850                         .0000
1



      2801211                              .5000
        8,139.23                           .0500
           12.2400                         .0000
           11.7400                         .1550
           11.5350                         .0000
           11.5350                         .0000

      2801212                              .5000
       21,960.95                           .0500
           12.5000                         .0000
           12.0000                         .1550
           11.7950                         .0000
           11.7950                         .0000

      2801213                              .5000
       39,304.06                           .0500
           10.8900                         .0000
           10.3900                         .1550
           10.1850                         .0000
           10.1850                         .0000

      2801214                              .5000
       56,403.38                           .0500
            9.9900                         .0000
            9.4900                         .1550
            9.2850                         .0000
            9.2850                         .0000

      2801215                              .5000
       23,579.98                           .0500
           12.7400                         .0000
           12.2400                         .1550
           12.0350                         .0000
           12.0350                         .0000

      2801216                              .5000
       37,403.84                           .0500
           11.7400                         .0000
           11.2400                         .1550
           11.0350                         .0000
           11.0350                         .0000

      2801217                              .5000
       61,906.01                           .0500
           12.0900                         .0000
           11.5900                         .1550
           11.3850                         .0000
           11.3850                         .0000

      2801218                              .5000
       97,493.13                           .0500
           11.4400                         .0000
           10.9400                         .1550
           10.7350                         .0000
           10.7350                         .0000
1



      2801223                              .5000
       63,013.44                           .0500
           10.9900                         .0000
           10.4900                         .1550
           10.2850                         .0000
           10.2850                         .0000

      2801224                              .5000
       60,480.76                           .0500
           10.9900                         .0000
           10.4900                         .1550
           10.2850                         .0000
           10.2850                         .0000

      2801226                              .5000
       72,010.92                           .0500
           11.2400                         .0000
           10.7400                         .1550
           10.5350                         .0000
           10.5350                         .0000

      2801227                              .5000
       86,587.98                           .0500
           11.5900                         .0000
           11.0900                         .1550
           10.8850                         .0000
           10.8850                         .0000

      2801229                              .5000
       31,681.30                           .0500
           10.9000                         .0000
           10.4000                         .1550
           10.1950                         .0000
           10.1950                         .0000

      2801230                              .5000
       55,960.32                           .0500
           11.4900                         .0000
           10.9900                         .1550
           10.7850                         .0000
           10.7850                         .0000

      2801231                              .5000
       68,150.26                           .0500
            9.9900                         .0000
            9.4900                         .1550
            9.2850                         .0000
            9.2850                         .0000

      2801232                              .5000
       41,406.48                           .0500
           11.7400                         .0000
           11.2400                         .1550
           11.0350                         .0000
           11.0350                         .0000
1



      2801233                              .5000
       83,881.94                           .0500
            8.7400                         .0000
            8.2400                         .1550
            8.0350                         .0000
            8.0350                         .0000

      2801234                              .5000
       81,603.55                           .0500
            9.0500                         .0000
            8.5500                         .1550
            8.3450                         .0000
            8.3450                         .0000

      2801235                              .5000
      203,397.76                           .0500
           10.9900                         .0000
           10.4900                         .1550
           10.2850                         .0000
           10.2850                         .0000

      2801238                              .5000
       71,070.64                           .0500
           10.9400                         .0000
           10.4400                         .1550
           10.2350                         .0000
           10.2350                         .0000

      2801239                              .5000
       69,380.82                           .0500
           10.4900                         .0000
            9.9900                         .1550
            9.7850                         .0000
            9.7850                         .0000

      2801240                              .5000
       57,310.24                           .0500
           10.5000                         .0000
           10.0000                         .1550
            9.7950                         .0000
            9.7950                         .0000

      2801242                              .5000
       48,610.50                           .0500
           10.4900                         .0000
            9.9900                         .1550
            9.7850                         .0000
            9.7850                         .0000

      2801243                              .5000
       45,650.71                           .0500
           11.2400                         .0000
           10.7400                         .1550
           10.5350                         .0000
           10.5350                         .0000
1



      2801245                              .5000
       30,460.09                           .0500
           10.9900                         .0000
           10.4900                         .1550
           10.2850                         .0000
           10.2850                         .0000

      2801246                              .5000
       17,591.99                           .0500
           12.5000                         .0000
           12.0000                         .1550
           11.7950                         .0000
           11.7950                         .0000

      2801247                              .5000
       57,396.50                           .0500
            9.4900                         .0000
            8.9900                         .1550
            8.7850                         .0000
            8.7850                         .0000

      2801248                              .5000
       58,188.26                           .0500
           10.0900                         .0000
            9.5900                         .1550
            9.3850                         .0000
            9.3850                         .0000

      2801249                              .5000
       60,521.95                           .0500
           10.9900                         .0000
           10.4900                         .1550
           10.2850                         .0000
           10.2850                         .0000

      2801250                              .5000
       88,697.80                           .0500
            9.5000                         .0000
            9.0000                         .1550
            8.7950                         .0000
            8.7950                         .0000

      2801256                              .5000
       54,586.48                           .0500
            9.7400                         .0000
            9.2400                         .1550
            9.0350                         .0000
            9.0350                         .0000

      2801258                              .5000
       19,795.62                           .0500
           11.9900                         .0000
           11.4900                         .1550
           11.2850                         .0000
           11.2850                         .0000
1



      2801259                              .5000
      105,718.69                           .0500
           10.2400                         .0000
            9.7400                         .1550
            9.5350                         .0000
            9.5350                         .0000

      2801260                              .5000
       62,157.02                           .0500
           12.7400                         .0000
           12.2400                         .1550
           12.0350                         .0000
           12.0350                         .0000

      2801261                              .5000
      183,500.29                           .0500
            9.9900                         .0000
            9.4900                         .1550
            9.2850                         .0000
            9.2850                         .0000

      2801262                              .5000
       28,785.76                           .0500
            8.9900                         .0000
            8.4900                         .1550
            8.2850                         .0000
            8.2850                         .0000

      2801263                              .5000
       43,716.63                           .0500
           11.7400                         .0000
           11.2400                         .1550
           11.0350                         .0000
           11.0350                         .0000

      2801265                              .5000
       61,910.01                           .0500
            8.9900                         .0000
            8.4900                         .1550
            8.2850                         .0000
            8.2850                         .0000

      2801268                              .5000
       39,829.60                           .0500
           11.9900                         .0000
           11.4900                         .1550
           11.2850                         .0000
           11.2850                         .0000

      2801270                              .5000
       51,523.42                           .0500
            8.9900                         .0000
            8.4900                         .1550
            8.2850                         .0000
            8.2850                         .0000
1



      2801273                              .5000
      255,227.75                           .0500
            9.4900                         .0000
            8.9900                         .1550
            8.7850                         .0000
            8.7850                         .0000

      2801274                              .5000
       86,098.71                           .0500
           11.6400                         .0000
           11.1400                         .1550
           10.9350                         .0000
           10.9350                         .0000

      2801275                              .5000
       20,665.47                           .0500
           12.2400                         .0000
           11.7400                         .1550
           11.5350                         .0000
           11.5350                         .0000

      2801276                              .5000
       63,545.48                           .0500
           10.9900                         .0000
           10.4900                         .1550
           10.2850                         .0000
           10.2850                         .0000

      2801277                              .5000
       94,031.11                           .0500
            8.9900                         .0000
            8.4900                         .1550
            8.2850                         .0000
            8.2850                         .0000

      2801280                              .5000
      164,036.50                           .0500
           12.8500                         .0000
           12.3500                         .1550
           12.1450                         .0000
           12.1450                         .0000

      2801281                              .5000
       61,976.65                           .0500
           11.3400                         .0000
           10.8400                         .1550
           10.6350                         .0000
           10.6350                         .0000

      2801283                              .5000
      114,321.98                           .0500
           10.2400                         .0000
            9.7400                         .1550
            9.5350                         .0000
            9.5350                         .0000
1



      2801284                              .5000
       71,026.13                           .0500
           10.4900                         .0000
            9.9900                         .1550
            9.7850                         .0000
            9.7850                         .0000

      2801285                              .5000
       46,272.40                           .0500
           10.4900                         .0000
            9.9900                         .1550
            9.7850                         .0000
            9.7850                         .0000

      2801287                              .5000
       49,465.97                           .0500
           10.7400                         .0000
           10.2400                         .1550
           10.0350                         .0000
           10.0350                         .0000

      2801289                              .5000
       63,650.41                           .0500
            8.9900                         .0000
            8.4900                         .1550
            8.2850                         .0000
            8.2850                         .0000

      2801290                              .5000
       96,387.14                           .0500
            8.7900                         .0000
            8.2900                         .1550
            8.0850                         .0000
            8.0850                         .0000

      2801295                              .5000
       38,998.35                           .0500
            9.8400                         .0000
            9.3400                         .1550
            9.1350                         .0000
            9.1350                         .0000

      2801299                              .5000
      126,972.24                           .0500
            8.7400                         .0000
            8.2400                         .1550
            8.0350                         .0000
            8.0350                         .0000

      2801300                              .5000
       25,611.18                           .0500
           12.5000                         .0000
           12.0000                         .1550
           11.7950                         .0000
           11.7950                         .0000
1



      2801302                              .5000
       37,854.14                           .0500
            9.9900                         .0000
            9.4900                         .1550
            9.2850                         .0000
            9.2850                         .0000

      2801303                              .5000
       61,353.42                           .0500
            9.7400                         .0000
            9.2400                         .1550
            9.0350                         .0000
            9.0350                         .0000

      2801305                              .5000
       29,655.89                           .0500
           10.7400                         .0000
           10.2400                         .1550
           10.0350                         .0000
           10.0350                         .0000

      2801306                              .5000
       79,809.90                           .0500
            9.7400                         .0000
            9.2400                         .1550
            9.0350                         .0000
            9.0350                         .0000

      2801308                              .5000
       63,901.09                           .0500
           11.7400                         .0000
           11.2400                         .1550
           11.0350                         .0000
           11.0350                         .0000

      2801309                              .5000
       57,966.71                           .0500
            9.2400                         .0000
            8.7400                         .1550
            8.5350                         .0000
            8.5350                         .0000

      2801310                              .5000
       56,539.94                           .0500
            9.9900                         .0000
            9.4900                         .1550
            9.2850                         .0000
            9.2850                         .0000

      2801311                              .5000
       44,403.85                           .0500
            9.7400                         .0000
            9.2400                         .1550
            9.0350                         .0000
            9.0350                         .0000
1



      2801312                              .5000
       56,334.83                           .0500
            8.7400                         .0000
            8.2400                         .1550
            8.0350                         .0000
            8.0350                         .0000

      2801316                              .5000
       51,015.49                           .0500
           10.2400                         .0000
            9.7400                         .1550
            9.5350                         .0000
            9.5350                         .0000

      2801317                              .5000
       51,905.34                           .0500
           10.9900                         .0000
           10.4900                         .1550
           10.2850                         .0000
           10.2850                         .0000

      2805049                              .2500
      361,000.00                           .0500
            7.3750                         .0000
            7.1250                         .1550
            6.9200                         .0000
            6.9200                         .0000

      2805789                              .2500
      261,600.00                           .0500
            7.1250                         .0000
            6.8750                         .1550
            6.6700                         .0000
            6.6700                         .0000

  TOTAL NUMBER OF LOANS:      875
  TOTAL BALANCE........:        128,077,855.81


1

  RUN ON     : 06/24/99            RFC DISCLOSURE SYSTEM      RFFSDFIX-01
  AT         : 12.18.00            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RASC 1999-RS2 GROUPI  FIXED SUMMARY REPORT    CUTOFF : 0 6/01/99
  POOL       : 0004385
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES      FROM         TO
  ------------------------------------------------------------------------------
  CURR NOTE RATE                        8.5859            6.1250     17.4000
  RFC NET RATE                          8.2641            5.6250     16.9000
  NET MTG RATE(INVSTR RATE)             8.0591            5.4200     16.6950
  POST STRIP RATE                       8.0591            5.4200     16.6950
  SUB SERV FEE                           .3219             .2500      2.5000
  MSTR SERV FEE                          .0500             .0500       .0500
  ALL EXP                                .0000             .0000       .0000
  MISC EXP                               .1550             .1550       .1550
  SPREAD                                 .0000             .0000       .0000
  STRIP                                  .0000             .0000       .0000







  TOTAL NUMBER OF LOANS:   875
  TOTAL BALANCE........:     128,077,855.81


                             ***************************
                             *      END OF REPORT      *
                             ***************************

                                  EXHIBIT F-2

                            GROUP II LOAN SCHEDULE

1

  RUN ON     : 06/24/99           RFC DISCLOSURE SYSTEM       RFFSD175-01
  AT         : 12.19.08        NONFIXED RATE LOAN LISTING     AMORTIZED BALANCE
  SERIES     : RASC 1999-RS2 GROUP2                           CUTOFF : 06/01/99
  POOL       : 0004386
             :
             :
  POOL STATUS: F

  RFC LOAN #                      ORIG RATE       ORIGINAL BAL    MAX NEG AM
  MORTGAGOR NAME                  CURR RATE       PRINCIPAL BAL   LN FEATURE
  ADDRESS                         CURR NET        ORIGINAL P+I    # OF UNITS
  ADDRESS LINE 2                  NOTE CEILING    CURRENT P+I     LTV
  CITY           STATE  ZIP       NET CEILING     NOTE DATE       VALUE
  SERVICER LOAN #                 NOTE FLOOR      1ST PMT DT      MI CO CODE
  SELLER LOAN #                   NET FLOOR       MATURITY DT     MI CVG
  INVSTR LOAN #                   GROSS MARGIN    1ST INTCHGDT    NXT INTCHGDT
  S/S CODE                        NET MARGIN      1ST PMTCHGDT    NXT PMTCHGDT
  INT CHG PRIOR DAYS              1ST YR FLR      PMT CAP INCR    PMT CAP DECR
  PMT TYPE                        1ST YR CEIL     INT FREQ MOS    PMT FREQ MOS
  ORIG TERM                       ADJ INDEX       PERIOD INCR     PERIOD DECR
  NOTE LF INCR                    RND NOTE TYPE   RND NOTE METH   RND NOTE FCTR
  NET LF INCR                     RND NET TYPE    RND NET METH    RND NET FCTR
  NOTE LF DECR                    LOAN PURP       CNVRT CODE      FROM WINDOW
  NET LF DECR                     PROP TYPE       CNVT INDEX      TO WINDOW
                                  OCCP CODE       CNVT MARGIN
  ______________________________________________________________________________


    1145605                           8.5000        210,000.00        100
    ARMSTEAD            RAYMOND       8.1250        178,433.66         ZZ
    1 BOUCHARD DRIVE                  7.6250          1,614.72         1
                                     13.5000          1,575.00         79
    MIDDLETON       MA    01949      13.0000       06/25/87        267,000.00
    0459900395                         .0000       08/01/87            00
    5000234                            .0000       07/01/17            0
    0                                 2.7500       07/01/88        07/01/99
    019/K01                           2.2500       08/01/88        08/01/99
      45                              6.5000          .0000           .0000
    A                                10.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
       5.0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1175885                           8.6250         67,100.00        100
    ORABONA             KENNETH       7.3750         57,351.58         ZZ
    6 HILL ROAD BUILDING 6            7.0000            521.90         1
    SANWOOD ESTATES UNIT #2          14.6250            470.21         70
    BURRILLVILLE    RI    02830      14.1250       03/18/88         95,900.00
    0459901088                         .0000       05/01/88            00
    5002857                            .0000       04/01/18            0
    0                                 2.7500       04/01/89        04/01/00
1


    019/K01                           2.3750       05/01/89        05/01/00
      45                              6.6250          .0000           .0000
    A                                10.6250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
       6.0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1176261                           7.8750        196,000.00        100
    JOFFRION            CLARENCE      8.1250        169,757.58         ZZ
    21 ROCKMERE ROAD                  7.7500          1,421.14         1
                                     13.8750          1,460.94         90
       NORWALK      CT    06851      13.5000       07/01/88        219,000.00
    2319390                            .0000       08/01/88            11
    807250104                          .0000       07/01/18           25
    0                                 2.7500       07/01/89        07/01/99
    098/742                           2.3750       08/01/89        08/01/99
      45                              5.8750          .0000           .0000
    A                                 9.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
       6.0000                           S              N              .1250
        .0000                           1              01          07/01/89
        .0000                           05             C           07/01/93
                                        O             .5000


    1177855                           7.8750        183,000.00        100
    DUNN                KENNETH       8.1250        158,498.78         ZZ
    3815 APPALOOSA DRIVE              7.7500          1,326.88         1
                                     13.8750          1,364.05         90
    WOODBRIDGE      VA    22192      13.5000       06/24/88        203,650.00
    3358348                            .0000       08/01/88            04
    3358348                            .0000       07/01/18           17
    0                                 2.7500       07/01/89        07/01/99
    324/E42                           2.3750       08/01/89        08/01/99
      45                              5.8750          .0000           .0000
    A                                 9.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
       6.0000                           S              N              .1250
        .0000                           1              01          07/01/91
        .0000                           05             E           07/01/93
                                        O             .6250


    1177915                           9.8750         90,000.00        100
    PARKER              RICHARD       8.0000         75,831.61         ZZ
    1163 JOLIET STREET                7.6250            781.51         1
                                     14.8750            644.49         90
    DYER            IN    46311      14.0000       09/26/88        100,000.00
1


    10442610-1                         .0000       11/01/88            10
    442610                             .0000       10/01/18           17
    0                                 2.7500       10/01/91        10/01/99
    047/047                           2.3750       11/01/91        11/01/99
      45                              7.8750          .0000           .0000
    A                                11.8750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
       5.0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1178997                           8.7500         85,000.00        100
    MOKLER              KEVIN         8.0000         73,827.82         ZZ
    171 HIGHLAND STREET               7.6250            668.70         1
                                     14.7500            627.47         53
    HAMILTON        MA    01936      14.5000       08/05/88        161,000.00
    0459901559                         .0000       10/01/88            00
    5006038                            .0000       09/01/18            0
    0                                 2.7500       10/01/89        10/01/99
    019/K01                           2.3750       11/01/89        11/01/99
      45                              6.7500          .0000           .0000
    A                                10.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
       6.0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1179198                          10.0000         67,500.00        100
    WATSON              HERVIL        8.3750         59,089.06         ZZ
    10 ALLEN PLACE                    7.7500            592.37         1
                                     16.0000            515.86         90
    POUGHKEEPIE     NY    12601      14.7500       08/11/88         75,000.00
    5779804303                         .0000       10/01/88            04
    833189345                          .0000       09/01/18           20
    0                                 3.0000       09/01/89        09/01/99
    207/405                           2.3750       10/01/89        10/01/99
      45                              8.0000          .0000           .0000
    A                                12.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
       6.0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1179481                           7.3750        106,750.00        100
    MUDDIMAN            RONALD        8.0000         92,509.83         ZZ
1


    1210 ASHMEAD SQUARE               7.6250            737.30         1
                                     13.3750            784.70         90
    BELCAMP         MD    21017      13.1250       09/19/88        119,400.00
    5413491145                         .0000       11/01/88            11
    3491145                            .0000       10/01/18           20
    0                                 2.7500       10/01/89        10/01/99
    280/405                           2.3750       11/01/89        11/01/99
      45                              5.3750          .0000           .0000
    A                                 9.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
       6.0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1183030                          10.6250         77,000.00        100
    DEL PIZZO           CARLO         7.3750         68,856.26         ZZ
    1608 JASMINE COURT                6.8750            711.56         1
                                     15.6250            553.55         88
    JACKSON         NJ    08527      15.2500       01/13/89         87,990.00
    320092067                          .0000       03/01/89            04
    8784                               .0000       02/01/19           20
    0                                 2.8750       02/01/94        02/01/00
    490/600                           2.3750       03/01/94        03/01/00
      45                              8.6250          .0000           .0000
    A                                12.6250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
       5.0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1184367                           8.9500        220,000.00        100
    LANCIANI            BELVA         7.3750        192,488.05         ZZ
    LOT 21 HOWES PATH                 6.8750          1,762.27         1
                                     14.9500          1,547.90         67
    DENNIS          MA    02638      14.5750       12/30/88        330,000.00
    7820061350410                      .0000       03/01/89            00
    831350410                          .0000       02/01/19            0
    0                                 2.8750       02/01/90        02/01/00
    067/163                           2.3750       03/01/90        03/01/00
      45                              6.9500          .0000           .0000
    A                                10.9500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
       6.0000                           S              N              .1250
        .0000                           4              01          02/01/90
        .0000                           05             D           02/01/94
                                        O            1.0000
1




    1186615                           8.2500        202,450.00        100
    D'ONOFRIO           MARK          7.3750        174,142.85         ZZ
    16541 LOIRE CIRCLE                6.8750          1,520.94         1
                                     13.7500          1,399.97         90
    HUNTINGTON BEA  CA    92647      13.2500       01/16/89        225,000.00
    244963                             .0000       03/01/89            04
    1432636                            .0000       02/01/19           20
    0                                 2.6250       08/01/89        08/01/99
    014/375                           2.1250       09/01/89        09/01/99
      45                              7.2500          .0000           .0000
    A                                 9.2500            6              6
      360                               7            1.0000          1.0000
       5.5000                           S              N              .1250
       5.5000                           S              N              .1250
        .0000                           1              01          02/01/90
        .0000                           05             E           02/01/94
                                        O            1.1250


    1188979                           8.0000         50,000.00        100
    MEYER               DENNIS        8.5000         28,817.86         ZZ
    17830 2ND AVENUE                  8.1250            366.88         1
                                     14.0000            251.30         44
    PLYMOUTH        MN    55447      13.5000       02/17/89        115,000.00
    217000389                          .0000       04/01/89            00
    00176759900                        .0000       03/01/19            0
    0                                  .7500       09/01/89        09/01/99
    560/560                            .3750       10/01/89        10/01/99
      45                              7.0000          .0000           .0000
    A                                 9.0000            6              6
      360                               8            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1211337                           9.0000        196,200.00        100
    DRUMMOND            MICHAEL       8.5000        170,663.41         ZZ
    28740 TOLLHOUSE COURT UNIT 3      8.1250          1,578.67         1
                                     15.0000          1,455.94         90
    RANCHO PALOS V  CA    90274      14.6250       07/06/90        218,000.00
    320022692                          .0000       09/01/90            04
    3401367                            .0000       08/01/20           17
    0                                  .7500       02/01/91        08/01/99
    150/600                            .3750       03/01/91        09/01/99
      45                              8.0000          .0000           .0000
    A                                10.0000            6              6
      360                               8            1.0000          1.0000
       6.0000                           S              N              .1250
       6.0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    1218267                           8.6250        227,650.00        100
    RATAJCZAK           JAMES         8.6250        206,673.31         ZZ
    153 KELLER CIRCLE                 8.1250          1,770.64         1
                                     14.6250          1,765.74         90
    FOLSOM          CA    95630      14.1250       10/04/90        252,990.00
    320020068                          .0000       12/01/90            04
    200030351                          .0000       11/01/20           17
    0                                  .8750       05/01/91        11/01/99
    492/600                            .3750       06/01/91        12/01/99
      45                              7.6250          .0000           .0000
    A                                 9.6250            6              6
      360                               8            1.0000          1.0000
       6.0000                           S              N              .1250
       6.0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1218542                           8.2500        177,300.00        100
    SHAIKH              BABUDDIN      8.5000        160,857.23         ZZ
    27892 CARAWAY LANE                8.1250          1,332.00         1
                                     14.2500          1,359.44         90
    SAUGUS          CA    91350      13.8750       11/14/90        197,000.00
    320027808                          .0000       01/01/91            11
    904517                             .0000       12/01/20           17
    0                                  .7500       06/01/91        12/01/99
    488/600                            .3750       07/01/91        01/01/00
      45                              7.2500          .0000           .0000
    A                                 9.2500            6              6
      360                               8            1.0000          1.0000
       6.0000                           S              N              .1250
       6.0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1218581                           8.3750        150,800.00        100
    GARRETT             ELIZABETH     8.6250        136,531.20         ZZ
    38058 MILLER PLACE                8.1250          1,146.19         1
                                     14.3750          1,166.47         75
    FREMONT         CA    94536      13.8750       10/12/90        202,500.00
    320022700                          .0000       12/01/90            00
    200030450                          .0000       11/01/20            0
    0                                  .8750       05/01/91        11/01/99
    492/600                            .3750       06/01/91        12/01/99
      45                              7.3750          .0000           .0000
    A                                 9.3750            6              6
1


      360                               8            1.0000          1.0000
       6.0000                           S              N              .1250
       6.0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1223508                           8.5000        152,100.00        100
    RODRIGUEZ JR        CHARLES       8.8750        138,446.26         ZZ
    17320 PARSONS ROAD                8.3750          1,169.52         1
                                     14.5000          1,202.23         90
    PERRIS          CA    92370      14.0000       12/06/90        169,000.00
    320034119                          .0000       02/01/91            14
    200036481                          .0000       01/01/21           17
    0                                  .8750       07/01/91        07/01/99
    492/600                            .3750       08/01/91        08/01/99
      45                              7.5000          .0000           .0000
    A                                 9.5000            6              6
      360                               8            1.0000          1.0000
       6.0000                           S              N              .1250
       6.0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1223581                           8.5000        228,300.00        100
    BONI                PAUL          8.6250        207,523.78         ZZ
    4033 BANCROFT DRIVE               8.1250          1,755.44         1
                                     14.5000          1,770.62         80
    EL DORADO HILL  CA    95630      14.1250       11/16/90        285,467.00
    320027899                          .0000       01/01/91            00
    200034007                          .0000       12/01/20            0
    0                                  .8750       06/01/91        12/01/99
    492/600                            .3750       07/01/91        01/01/00
      45                              7.5000          .0000           .0000
    A                                 9.5000            6              6
      360                               8            1.0000          1.0000
       6.0000                           S              N              .1250
       6.0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1229173                           8.8750        180,000.00        100
    DAHER, JR           NICHOLAS      8.5000        164,008.80         ZZ
    200 COURTRIGHT ROAD               8.1250          1,432.17         1
                                     13.6250          1,380.49         53
    SAN RAFAEL      CA    94901      13.2500       02/19/91        345,000.00
    320059728                          .0000       04/01/91            00
    80149651                           .0000       03/01/21            0
    0                                  .7500       09/01/91        09/01/99
1


    585/600                            .3750       10/01/91        10/01/99
      45                              7.8750          .0000           .0000
    A                                 9.8750            6              6
      360                               8            1.0000          1.0000
       4.7500                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1249617                          10.6250        300,000.00        100
    MAGBANUA,           REMBERTO     10.6250        277,618.54         ZZ
    10553-10557 FOOTHILL BLVD        10.3750          2,772.29         1
                                     13.5000          2,772.29         72
    LAKEVIEW TERRA  CA    91342      13.2500       12/26/89        420,000.00
    108341561                          .0000       02/01/90            00
    801070873601                       .0000       01/01/20            0
    0                                 2.8750       01/01/00        01/01/00
    903/617                           2.6250       02/01/00        02/01/00
      45                               .0000          .0000           .0000
    A                                  .0000          120            120
      360                               2             .0000           .0000
       2.8750                           S              N              .1250
        .0000                           X              X              .0000
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1399620                           5.0000        204,538.76        100
    PENNINGTON          FRED          6.8750        194,007.98         ZZ
    6880 TAHITI DRIVE                 5.8750          1,098.01         1
                                      9.9900          1,345.82         82
    CYPRESS         CA    90630       9.7900       11/23/94        250,000.00
    5500353                            .0000       01/01/95            00
    1184460                            .0000       12/01/24            0
    0                                 2.7500       12/01/95        12/01/99
    324/J39                           1.7500       01/01/96        01/01/00
      45                              3.0000          .0000           .0000
    A                                 7.0000           12             12
      360                               1            2.0000          2.0000
       4.9900                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1434691                           6.0000        269,400.00        100
    MILLS               DONALD        8.1250        258,884.53         ZZ
    30700 VIA NORTE                   7.1250          1,615.19         1
                                      9.9900          1,992.27         75
    TEMECULA        CA    92571       9.7900       07/27/95        360,000.00
1


    5500932                            .0000       09/01/95            00
    1219347                            .0000       08/01/25            0
    0                                 2.7500       08/01/96        08/01/99
    600/J39                           1.7500       09/01/96        09/01/99
      45                              4.0000          .0000           .0000
    A                                 8.0000           12             12
      360                               1            2.0000          2.0000
       3.9900                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1445056                           7.0000        362,000.00        100
    SUCU                FUAT          8.1250        348,884.87         ZZ
    17045 DEARBORN STREET             7.8750          2,408.40         1
                                      9.9900          2,682.41         80
    NORTHRIDGE ARE  CA    91325       9.7900       08/11/95        457,500.00
    1510700                            .0000       10/01/95            00
    1226510                            .0000       09/01/25            0
    0                                 2.7500       09/01/96        09/01/99
    664/J36                           2.5500       10/01/96        10/01/99
      45                              6.0000          .0000           .0000
    A                                 8.0000           12             12
      360                               1            2.0000          2.0000
       2.9900                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1464092                          10.8750         36,100.00        150
    PIEL                KENNETH       8.2500         28,788.12         ZZ
    4200 WAYSIDE ST                   7.6250            340.38         1
                                     16.6250            276.97         95
    ODESSA          TX    79762      16.0000       08/09/84         38,000.00
    311938328                         5.1250       10/01/84            10
    311938328                         4.5000       09/01/14           30
    0                                 2.8900       09/01/85        09/01/99
    560/E72                           2.2650       10/01/85        10/01/99
       1                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            2.0000          2.0000
       5.7500                           S              U              .1250
        .0000                           X              X              .0000
       5.7500                           1              01          09/01/85
        .0000                           05             B           09/01/88
                                        O             .0000


    1488513                           7.3750        142,200.00        100
    PRUEHER             T             8.2500        137,432.63         ZZ
1


    5452 S 26TH ST                    7.7500            982.14         1
                                     13.3750          1,066.37         94
    MILWAUKEE       WI    53221      12.8750       10/11/95        152,500.00
    5123                               .0000       12/01/95            11
    5123                               .0000       11/01/25           25
    0                                 3.5000       11/01/96        11/01/99
    890/890                           3.0000       12/01/96        12/01/99
      45                              5.3750          .0000           .0000
    A                                 9.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              01          11/01/96
        .0000                           05             E           11/01/00
                                        O            1.0000


    1548106                           6.8750        216,000.00        100
    HUDSON              DARRELL       8.8750        210,615.35         ZZ
    2437 RAMS GATE ROAD               8.3750          1,418.97         1
                                     12.8750          1,712.71         80
    MARTINSVILLE    IN    46151      12.3750       07/12/96        270,000.00
    6028                               .0000       09/01/96            00
    6028                               .0000       08/01/26            0
    0                                 3.5000       08/01/97        08/01/99
    890/890                           3.0000       09/01/97        09/01/99
      45                              4.8750          .0000           .0000
    A                                 8.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              01          08/01/97
        .0000                           05             E           08/01/01
                                        O            1.0000


    1590453                           6.5000         78,800.00        100
    BORGES              FRANCISCO     8.2500         77,300.10         ZZ
    369 GRATTAN STREET                8.1250            498.07         1
                                     12.5000            590.07         58
    FALL RIVER      MA    02720      12.3000       06/11/97        137,500.00
    0140640                            .0000       08/01/97            00
    1178979                            .0000       07/01/27            0
    0                                 2.8750       07/01/98        07/01/99
    600/J36                           2.6750       08/01/98        08/01/99
      45                              4.5000          .0000           .0000
    A                                 8.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    1591369                           8.8750        203,150.00        100
    NASCA               WILLIAM       8.8750        195,242.20         ZZ
    LOT 15, THE FAIRWAYS              8.3750          1,616.35         1
                                     13.8750          1,616.35         71
    PANAMA CITY BE  FL    32411      13.3750       12/22/94        290,000.00
    0142117                            .0000       02/01/95            00
    6797704                            .0000       01/01/25            0
    0                                 2.7500       01/01/02        01/01/02
    H79/H74                           2.2500       02/01/02        02/01/02
      45                              3.8750          .0000           .0000
    A                                13.8750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1629605                           8.0000        448,000.00        100
    EDWARDS             JON           8.0000        440,989.13         ZZ
    43688 EL FARO PLACE               7.7500          3,287.27         1
                                     13.0000          3,287.27         80
    TEMECULA        CA    92592      12.7500       09/09/97        560,000.00
    0430386664                        3.0000       11/01/97            00
    9730549                           2.7500       10/01/27            0
    0                                 2.7500       10/01/02        10/01/02
    B57/K06                           2.5000       11/01/02        11/01/02
      45                              3.0000          .0000           .0000
    A                                13.0000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       5.0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1632601                           8.1250        120,000.00        100
    ALFONSO             FELIPE        8.1250        116,407.52         ZZ
    470 SW 133TH AVENUE               7.7500            891.00         1
                                     13.1250            891.00         75
    MIAMI           FL    33184      12.7500       01/09/96        160,000.00
    0021716691                         .0000       03/01/96            00
    950246                             .0000       02/01/26            0
    0                                 3.2500       02/01/03        02/01/03
    E79/E79                           2.8750       03/01/03        03/01/03
      45                              6.1250          .0000           .0000
    A                                10.1250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1650352                           6.8750        300,000.00        100
    FREID               JAY           6.8750        290,873.10         ZZ
    44 ROANOKE ROAD                   6.6250          1,970.79         1
                                     12.8750          1,970.79         79
    BELLE MEAD      NJ    08502      12.6250       08/23/96        382,000.00
    8200006984                         .0000       10/01/96            00
    8200006984                         .0000       09/01/26            0
    0                                 2.8750       09/01/03        09/01/03
    E73/E73                           2.6250       10/01/03        10/01/03
      45                              4.8750          .0000           .0000
    A                                12.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1650453                           8.2500        261,500.00        100
    MYERS               WILLIAM       8.2500        255,332.66         ZZ
    1901 MILLERS ROAD                 8.0000          1,964.57         1
                                     14.2500          1,964.57         70
    ARDEN           DE    19810      14.0000       09/05/96        375,000.00
    8000023183                         .0000       11/01/96            00
    8000023183                         .0000       10/01/26            0
    0                                 2.8750       10/01/03        10/01/03
    E73/E73                           2.6250       11/01/03        11/01/03
      45                              6.2500          .0000           .0000
    A                                14.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           02             0           00/00/00
                                        O             .0000


    1679948                           6.5000        263,900.00        100
    LEE                 LILIA         6.5000        259,402.17         ZZ
    9 SOUTHWOOD DRIVE                 6.1250          1,668.03         1
                                     11.5000          1,668.03         80
    SOUTHBOROUGH    MA    01745      11.1250       11/21/97        330,000.00
    9662552                            .0000       01/01/98            00
    9662552                            .0000       12/01/27            0
    0                                 2.7500       12/01/02        12/01/02
    581/581                           2.3750       01/01/03        01/01/03
      45                              2.7500          .0000           .0000
    A                                11.5000           12             12
1


      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1689453                           7.2500        116,900.00        100
    ROSS                WILLIAM       8.8750        114,822.45         ZZ
    3224 WHITTIER ROAD                8.3750            797.46         1
                                     13.2500            926.58         79
    SPRINGVILLE     IA    52336      12.7500       07/07/97        149,000.00
    6181                               .0000       09/01/97            00
    6181                               .0000       08/01/27            0
    0                                 3.5000       08/01/98        08/01/99
    890/890                           3.0000       09/01/98        09/01/99
      45                              5.2500          .0000           .0000
    A                                 9.2500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              01          08/01/98
        .0000                           05             E           08/01/02
                                        O             .6250


    1705832                           7.1250        292,500.00        100
    DAVIDSON            GARY          7.1250        287,928.75         ZZ
    10589 ERVIN MCGARRAH RD.          6.7500          1,844.31         1
                                     13.1250          1,844.31         75
    LOWELL          AR    72745      12.7500       03/21/96        390,000.00
    230967                            5.5000       05/01/96            00
    230967                            5.1250       04/01/36            0
    0                                 2.8750       04/01/03        04/01/03
    J83/J83                           2.5000       05/01/03        05/01/03
      45                              5.5000          .0000           .0000
    A                                 9.1250           12             12
      480                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       1.6250                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1711249                           6.5000        838,337.00        100
    CHO                 BYUNG         6.5000        827,339.03         ZZ
    66 MISTY ACRES ROAD               6.3000          5,298.87         1
                                     12.3750          5,298.87         70
    ROLLING ESTATE  CA    90274      12.1750       03/19/98      1,200,000.00
    0166710                            .0000       05/01/98            00
    1264008                            .0000       04/01/28            0
    0                                 2.7500       10/01/99        10/01/99
1


    600/J36                           2.5500       11/01/99        11/01/99
      45                              4.5000          .0000           .0000
    A                                 8.5000           12             12
      360                               1            2.0000          2.0000
       5.8750                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1718690                           7.3750        112,279.00        100
    VOELS               ROBERT        8.8750        110,582.47         ZZ
    XXX F AVENUE                      8.3750            775.48         1
                                     13.3750            891.15         68
    WALFORD         IA    52351      12.8750       08/18/97        167,500.00
    7081                               .0000       10/01/97            00
    7081                               .0000       09/01/27            0
    0                                 3.5000       09/01/98        09/01/99
    890/890                           3.0000       10/01/98        10/01/99
      45                              5.3750          .0000           .0000
    A                                 9.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          09/01/98
        .0000                           05             E           09/01/02
                                        O             .6250


    1730809                           7.7500        270,000.00        100
    PRATHER             WILLIAM       7.7500        265,510.54         ZZ
    2145 N-450W                       7.5000          1,934.32         1
                                     13.7500          1,934.32         65
    SHELBYVILLE     IN    46176      13.5000       08/01/97        420,000.00
    176848521                          .0000       09/01/97            00
    59129233                           .0000       08/01/27            0
    0                                 2.7500       07/01/02        07/01/02
    134/047                           2.5000       08/01/02        08/01/02
      45                              5.7500          .0000           .0000
    A                                 9.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1737671                           7.3750        151,859.00        100
    GHOLSON             CORDELL       8.2500        149,674.44         ZZ
    N59 W16040 CHERLYN DR             7.7500          1,048.85         1
                                     13.3750          1,139.14         85
    MENOMONEE FALL  WI    53051      12.8750       10/03/97        180,000.00
1


    7083                               .0000       12/01/97            23
    7083                               .0000       11/01/27            0
    0                                 3.5000       11/01/98        11/01/99
    890/890                           3.0000       12/01/98        12/01/99
      45                              5.3750          .0000           .0000
    A                                 9.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              01          11/01/98
        .0000                           05             E           11/01/02
                                        O             .6250


    1744199                           7.0000        538,000.00        100
    MEYER               SILVIA        7.0000        531,586.39         ZZ
    128 OTIS AVENUE                   6.7500          3,579.33         1
                                     12.0000          3,579.33         70
    WOODSIDE        CA    94062      11.7500       03/11/98        770,700.00
    0430860940                         .0000       05/01/98            00
    1970827                            .0000       04/01/28            0
    0                                 2.7500       04/01/03        04/01/03
    893/K06                           2.5000       05/01/03        05/01/03
      45                              5.0000          .0000           .0000
    A                                12.0000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1750260                           7.1250        546,000.00        100
    GOODRUM             LEON          7.1250        541,051.97         ZZ
    137 WINNTREAD PLACE               6.8750          3,678.50         1
                                     12.1250          3,678.50         60
    EATONTON        GA    31024      11.8750       06/12/98        910,000.00
    0430856062                         .0000       08/01/98            00
    00                                 .0000       07/01/28            0
    0                                 2.8750       07/01/03        07/01/03
    A52/K06                           2.6250       08/01/03        08/01/03
      45                              2.8750          .0000           .0000
    A                                12.1250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1753023                           6.8750        284,000.00        100
    SHAW                MATTHEW       6.8750        281,044.89         ZZ
1


    2625 VIA CASCADITA                6.6250          1,865.68         1
                                     11.8750          1,865.68         80
    SAN CLEMENTE    CA    92672      11.6250       05/06/98        355,000.00
    0430846550                         .0000       07/01/98            00
    9800428                            .0000       06/01/28            0
    0                                 2.7500       06/01/03        06/01/03
    A39/K06                           2.5000       07/01/03        07/01/03
      45                              4.8750          .0000           .0000
    A                                11.8750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1785299                           7.2500        177,600.00        100
    ALLEN III           EARL          7.2500        176,176.20         ZZ
    1887 MOUNTAIN CREEK COURT         7.0000          1,211.55         1
                                     12.2500          1,211.55         80
    SAN JOSE        CA    95148      12.0000       07/27/98        222,000.00
    0410978381                         .0000       09/01/98            00
    410978381                          .0000       08/01/28            0
    0                                 2.7500       08/01/03        08/01/03
    E22/K06                           2.5000       09/01/03        09/01/03
      45                              2.7500          .0000           .0000
    A                                12.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    1793551                           7.8750        144,000.00        100
    RONFELDT            LYNN          8.7500        140,045.96         ZZ
    222 MORNINGSIDE                   8.2500          1,044.10         1
                                     13.8750          1,134.57         80
    COUNCIL BLUFFS  IA    51503      13.3750       10/12/95        182,000.00
    5137                               .0000       12/01/95            00
    5137                               .0000       11/01/25            0
    0                                 4.0000       11/01/96        11/01/99
    890/890                           3.5000       12/01/96        12/01/99
      45                              5.8750          .0000           .0000
    A                                 9.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              01          11/01/96
        .0000                           05             E           11/01/00
                                        O            1.0000
1




    1799000                           7.5000         78,400.00        100
    MEDLIN              ROBERT        7.5000         77,636.77         ZZ
    118 OLD BARN ROAD                 7.2500            548.19         1
                                     12.5000            548.19         80
    GOLD HILL       NC    28071      12.2500       05/18/98         98,000.00
    4178547                            .0000       07/01/98            00
    4178547                            .0000       06/01/28            0
    0                                 2.7500       06/01/08        06/01/08
    738/738                           2.5000       07/01/08        07/01/08
      45                              5.5000          .0000           .0000
    A                                 9.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    1800260                           6.8750        556,000.00        100
    BERRYHILL           JAY           6.8750        551,698.43         ZZ
    12795 RODONI COURT                6.6250          3,652.52         1
                                     11.8750          3,652.52         80
    SARATOGA        CA    95070      11.6250       08/19/98        695,000.00
    0431014067                         .0000       10/01/98            00
    FM02205857                         .0000       09/01/28            0
    0                                 2.7500       09/01/03        09/01/03
    811/G01                           2.5000       10/01/03        10/01/03
      45                              2.7500          .0000           .0000
    A                                11.8750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1801703                           6.8750        369,000.00        100
    HEITZNER-CLARKE     BARBARA       6.8750        359,308.56         ZZ
    6904 SHOREVIEW DRIVE              6.6250          2,424.07         1
                                     11.8750          2,424.07         90
    MCKINNEY        TX    75070      11.6250       01/28/98        411,653.00
    4691530                            .0000       03/01/98            01
    4691530                            .0000       02/01/28           25
    0                                 3.2500       02/01/03        02/01/03
    N14/Q03                           3.0000       03/01/03        03/01/03
      45                              4.8750          .0000           .0000
    A                                 8.8750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1818703                           6.8750         62,500.00        100
    SLESINGER           HENRY         6.8750         62,500.00         ZZ
    405 WEST 23RD STREET UNIT 6K      6.1250            358.07         1
                                     13.0000            358.07         50
    NEW YORK        NY    10011      12.1250       09/01/98        125,000.00
    3481041                            .0000       10/01/98            00
    3481041                            .0000       09/01/28            0
    0                                 2.0000       09/01/05        09/01/05
    661/661                           1.2500       10/01/05        10/01/05
      45                              2.0000          .0000           .0000
    A                                13.0000            6              6
      360                               9             .0000           .0000
       6.1250                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           11             0           00/00/00
                                        N             .0000


    1818812                           7.6250         50,000.00        100
    EZEKIEL             ANNETTE       7.6250         39,936.46         T
    175 WEST 93RD STREET UNIT 7J      6.8750            317.71         1
                                     13.6250            317.71         26
    NEW YORK        NY    10025      12.8750       09/01/98        195,000.00
    3573128                            .0000       10/01/98            00
    3573128                            .0000       09/01/28            0
    1669801308                        2.0000       09/01/05        09/01/05
    661/661                           1.2500       10/01/05        10/01/05
      45                              2.0000          .0000           .0000
    A                                13.6250            6              6
      360                               9             .0000           .0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           11             0           00/00/00
                                        O             .0000


    1833517                          10.8750         33,375.00        100
    MARTINEZ            JOE          10.8750         33,274.01         ZZ
    125 TRELLIS PLACE                10.5000            314.69         1
                                     17.8750            314.69         75
    RICHARDSON      TX    75081      17.5000       09/03/98         44,500.00
    1878776                          10.8750       11/01/98            00
    1130267                          10.5000       10/01/28            0
    0                                 7.0000       10/01/00        10/01/00
    A38/G61                           6.6250       11/01/00        11/01/00
      10                             10.8750          .0000           .0000
    A                                13.8750            6              6
1


      360                               9A           1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           01             0           00/00/00
                                        N             .0000


    1844463                           6.7500        189,500.00        100
    FOOS                KIRK          6.7500        188,507.23         ZZ
    4836 SOUTH QUAIL WAY              6.5000          1,229.09         1
                                     12.7500          1,229.09         84
    LITTLETON       CO    80127      12.5000       11/09/98        226,000.00
    0411110232                         .0000       01/01/99            04
    411110232                          .0000       12/01/28           12
    0                                 2.8750       12/01/01        12/01/01
    E22/G01                           2.6250       01/01/02        01/01/02
      45                              2.8750          .0000           .0000
    A                                12.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1849167                           9.6500         97,750.00        100
    BREZINSKI           RAYMOND       9.6500         97,366.73         ZZ
    140 CLEARWATER LANE               9.1500            832.65         1
                                     15.6500            832.65         85
    LOUISBURG       NC    27549      15.1500       09/29/98        115,000.00
    1878990                            .0000       11/10/98            00
    0019101031                         .0000       10/10/28            0
    0                                 5.4500       10/10/00        10/10/00
    N74/H74                           4.9500       11/10/00        11/10/00
      25                              9.6500          .0000           .0000
    A                                10.6500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    1851686                           9.7500        106,250.00        100
    BLANCAS             GERARDO       9.7500        105,406.69         ZZ
    4708 12TH AVENUE SOUTH            9.3200            912.85         1
                                     15.7500            912.85         85
    SEATTLE         WA    98108      15.3200       01/16/98        125,000.00
    0182089                           9.7500       03/01/98            00
    700799034                         9.3200       02/01/28            0
    0                                 6.1250       02/01/00        02/01/00
1


    183/H74                           5.6950       03/01/00        03/01/00
      45                              9.7500          .0000           .0000
    A                                12.7500            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1853210                          11.5000        157,500.00        100
    FRANCIS             RUDOLPH      11.5000        157,190.66         ZZ
    15 TEMPLETON ROAD                11.1250          1,559.71         1
                                     18.5000          1,559.71         90
    WALLINGFORD     CT    06492      14.1250       10/30/98        175,000.00
    1874619                          11.5000       12/01/98            00
    00000955921                      11.1250       11/01/28            0
    0                                 6.5000       11/01/00        11/01/00
    299/G61                           6.1250       12/01/00        12/01/00
      25                             11.5000          .0000           .0000
    A                                14.5000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1859936                           6.5000        380,800.00        100
    HOFFMAN             TIMOTHY       6.5000        378,611.71         ZZ
    915 RIDGESIDE DRIVE               6.2000          2,406.92         1
                                     11.5000          2,406.92         80
    MONROVIA        CA    91016      11.2000       11/23/98        476,000.00
    1871599                            .0000       01/01/99            00
    4305504                            .0000       12/01/28            0
    0                                 2.5000       12/01/08        12/01/08
    637/G61                           2.2000       01/01/09        01/01/09
      45                              3.5000          .0000           .0000
    A                                 9.5000           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1859938                           6.2500        447,000.00        100
    ROSSI               DEAN          6.2500        444,421.82         ZZ
    761 TEMESCAL WAY                  5.9500          2,752.26         1
                                     11.2500          2,752.26         80
    REDWOOD CITY    CA    94062      10.9500       11/02/98        560,000.00
1


    1871631                            .0000       01/01/99            00
    0010148286                         .0000       12/01/28            0
    0                                 2.7500       12/01/08        12/01/08
    637/G61                           2.4500       01/01/09        01/01/09
      45                              3.2500          .0000           .0000
    A                                 9.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1859955                           6.2500        240,000.00        100
    KREMER              REBECCA       6.2500        238,245.88         ZZ
    1576 NW 127TH TERRACE             5.9500          1,477.73         1
                                     11.2500          1,477.73         80
    PORTLAND        OR    97229      10.9500       10/21/98        300,000.00
    1871748                            .0000       12/01/98            00
    0012394227                         .0000       11/01/28            0
    0                                 2.7500       11/01/08        11/01/08
    637/G61                           2.4500       12/01/08        12/01/08
      45                              3.2500          .0000           .0000
    A                                 9.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1860218                           6.8750        242,650.00        100
    LORENZI             ALLEN         6.8750        241,409.20         ZZ
    7541 EAST ORION CIRCLE            6.5750          1,594.04         1
                                     11.8750          1,594.04         90
    MESA            AZ    85207      11.5750       12/01/98        269,650.00
    1871615                            .0000       01/01/99            14
    8992802                            .0000       12/01/28           25
    0                                 2.7500       12/01/08        12/01/08
    637/G61                           2.4500       01/01/09        01/01/09
      45                              3.8750          .0000           .0000
    A                                 9.8750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1861200                           6.8750        322,800.00        100
    KECKEIS             MARK          6.8750        321,149.37         ZZ
1


    21003 GLENWOOD DRIVE              6.6250          2,120.57         1
                                     11.8750          2,120.57         80
    CASTRO VALLEY   CA    94552      11.6250       11/09/98        405,000.00
    0431172808                         .0000       01/01/99            00
    0010947273                         .0000       12/01/28            0
    0                                 2.7500       12/01/03        12/01/03
    637/G01                           2.5000       01/01/04        01/01/04
      45                              3.8750          .0000           .0000
    A                                 9.8750           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1861670                          10.1250        132,750.00        100
    WHITE               MICHAEL      10.1250        132,278.80         ZZ
    5139 FAIRGROUNDS COURT            9.7500          1,177.26         1
                                     17.1250          1,177.26         90
    MONEE           IL    60449      16.7500       09/15/98        147,500.00
    1874593                          10.1250       11/01/98            00
    0000940699                        9.7500       10/01/28            0
    0                                 6.5000       10/01/00        10/01/00
    299/G61                           6.1250       11/01/00        11/01/00
      25                             10.1250          .0000           .0000
    A                                13.1250            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1867707                          11.6500        128,250.00        100
    BARCLAY             JEFFREY      11.6500        127,715.65         ZZ
    512 CONSTITUTION DRIVE           10.9610          1,284.75         1
                                     18.6500          1,284.75         90
    POPLAR GROVE    IL    61065      17.9610       11/20/98        142,500.00
    1875384                          11.6500       01/01/99            00
    32500028                         10.9610       12/01/28            0
    0                                 8.4000       12/01/01        12/01/01
    P03/G61                           7.7110       01/01/02        01/01/02
      25                             11.6500          .0000           .0000
    A                                14.6500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000
1




    1867911                           6.7500        108,800.00        100
    LEVIN               MATHEW        8.1250        103,911.53         ZZ
    N11867 COUNTY HWY.Z               8.1250            705.67         1
                                     12.7500            810.63         78
    LEROY           WI    53916      12.7500       05/25/94        140,000.00
    1874577                            .0000       07/01/94            00
    4557                               .0000       06/01/24            0
    0                                 3.5000       06/01/95        06/01/00
    890/G61                           3.5000       07/01/95        07/01/00
      45                              4.7500          .0000           .0000
    A                                 8.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1867918                           7.0000        117,657.00        100
    STAPLES             SCOTT         8.2500        116,381.06         ZZ
    812 HANKSFIELD PLACE              8.2500            782.77         1
                                     13.0000            881.51         80
    PRAIRIE DU SAC  WI    53578      13.0000       04/17/98        148,000.00
    1874569                            .0000       06/01/98            00
    8008                               .0000       05/01/28            0
    0                                 3.5000       05/01/99        05/01/00
    890/G61                           3.5000       06/01/99        06/01/00
      45                              5.0000          .0000           .0000
    A                                 9.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1867959                          10.1000         43,125.00        100
    CAMERON             CLINTON      10.1000         43,030.05         ZZ
    2187 ALLEN ADALE ROAD             9.4110            381.64         1
                                     17.1000            381.64         75
    MELBOURNE       FL    32935      16.4110       12/17/98         57,500.00
    1875376                          10.1000       02/01/99            00
    17500060                          9.4110       01/01/29            0
    0                                 6.7500       01/01/01        01/01/01
    P03/G61                           6.0610       02/01/01        02/01/01
      25                             10.1000          .0000           .0000
    A                                13.1000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1870909                           8.6400         84,080.00        100
    GARRICK             JONATHAN      8.6400         83,829.00         ZZ
    112 NECHES TRAIL                  8.1400            654.86         1
                                     14.6400            654.86         74
    GEORGETOWN      TX    78628      14.1400       12/08/98        115,000.00
    1875186                           8.6400       02/01/99            00
    CL982985                          8.1400       01/01/29            0
    0                                 5.5000       01/01/02        01/01/02
    H48/G61                           5.0000       02/01/02        02/01/02
      25                              8.6400          .0000           .0000
    A                                10.6400            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1874295                           8.7500         52,875.00        100
    HOLMAN              PHILLIP      10.7500         52,548.16         ZZ
    7602 BIRCH AVENUE                10.2500            415.97         1
                                     14.7500            491.66         75
    HAMMOND         IN    46323      14.2673       11/13/98         70,500.00
    1876937                            .0000       01/01/99            00
    784082                             .0000       12/01/28            0
    0                                 6.1250       06/01/99        06/01/00
    F76/H74                           5.6423       07/01/99        07/01/00
      45                              8.7500          .0000           .0000
    A                                10.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1874369                          10.8500         93,675.00        100
    DESOTELLE           JOHN         10.8500         93,390.00         ZZ
    93 DOGWOOD DRIVE                 10.3673            881.49         1
                                     16.8500            881.49         75
    ELLIJAY         GA    30540      16.3673       09/28/98        124,900.00
    1875541                          10.8500       11/01/98            00
    783569                           10.3673       10/01/28            0
    0                                 7.0750       10/01/00        10/01/00
    F76/H74                           6.5923       11/01/00        11/01/00
      25                             10.8500          .0000           .0000
    A                                12.8500            6              6
1


      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1874676                          11.0900        144,500.00        100
    TAYLOR              PURVIS       11.0900        144,136.40         ZZ
    602 W. MAPLE AVENUE              10.6073          1,385.94         1
                                     17.0900          1,385.94         85
    STERLING        VA    20164      16.6073       10/30/98        170,000.00
    1875590                            .0000       12/01/98            00
    704373                             .0000       11/01/28            0
    0                                 7.2250       11/01/00        11/01/00
    F76/H74                           6.7423       12/01/00        12/01/00
      10                             11.0900          .0000           .0000
    A                                13.0900            6              6
      360                               9A           1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1874713                          11.0000        117,000.00        100
    WHITE               JAMES        11.0000        116,699.80         ZZ
    16 DALE AVENUE                   10.5173          1,114.22         2
                                     17.0000          1,114.22         90
    BLOOMFIELD      CT    06002      16.5173       10/30/98        130,000.00
    1875624                            .0000       12/01/98            00
    704376                             .0000       11/01/28            0
    0                                 7.1300       11/01/00        11/01/00
    F76/H74                           6.6473       12/01/00        12/01/00
      10                             11.0000          .0000           .0000
    A                                13.0000            6              6
      360                               9A           1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           23             0           00/00/00
                                        O             .0000


    1874885                          11.4000         74,800.00        100
    DUNN BOWIE          GLORIA       11.4000         74,597.86         ZZ
    4554 BEECH STREET                10.9173            735.04         1
                                     17.4000            735.04         85
    BATON ROUGE     LA    70805      16.9173       09/09/98         88,000.00
    1875673                            .0000       11/01/98            00
    782851                             .0000       10/01/28            0
    0                                 7.5300       10/01/00        10/01/00
1


    F76/H74                           7.0473       11/01/00        11/01/00
      10                             11.4000          .0000           .0000
    A                                13.4000            6              6
      360                               9A           1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1874995                          10.8500         86,250.00        100
    BELK                AVERY        10.8500         86,021.44         ZZ
    931 BLAIR STREET                 10.3673            811.62         2
                                     16.8500            811.62         75
    PORTSMOUTH      VA    23704      16.3673       10/13/98        115,000.00
    1875715                            .0000       12/01/98            00
    704209                             .0000       11/01/28            0
    0                                 6.8000       11/01/00        11/01/00
    F76/H74                           6.3173       12/01/00        12/01/00
      10                             10.8500          .0000           .0000
    A                                12.8500            6              6
      360                               9A           1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           23             0           00/00/00
                                        N             .0000


    1875000                          11.9900        196,000.00        100
    ZUCCARO             GINA         11.9900        195,713.33         ZZ
    1631 NORTH MELVINA AVENUE        11.5073          2,014.57         3
                                     17.6000          2,014.57         80
    CHICAGO         IL    60639      17.1173       12/07/98        245,000.00
    1875723                            .0000       02/01/99            00
    784224                             .0000       01/01/29            0
    0                                 6.8400       01/01/01        01/01/01
    F76/H74                           6.3573       02/01/01        02/01/01
      10                             11.9900          .0000           .0000
    A                                13.9900            6              6
      360                               9A           1.0000          1.0000
       5.6100                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           23             0           00/00/00
                                        O             .0000


    1875030                          11.4000         59,415.00        100
    SUGRIM              SEERANIE     11.4000         59,275.20         ZZ
    161 HARRISON AVENUE              10.9173            583.85         1
                                     17.4000            583.85         85
    JERSEY CITY     NJ    07304      16.9173       10/08/98         69,900.00
1


    1875731                            .0000       12/01/98            00
    704302                             .0000       11/01/28            0
    0                                 6.8750       11/01/00        11/01/00
    F76/H74                           6.3923       12/01/00        12/01/00
      25                             11.4000          .0000           .0000
    A                                13.4000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1875089                          10.6500         69,600.00        100
    SWINNIE             WILLIAM      10.6500         69,378.98         ZZ
    3928 RIDGE AVENUE                10.1673            644.48         1
                                     16.6500            644.48         80
    DAYTON          OH    45414      16.1673       09/24/98         87,000.00
    1875764                            .0000       11/01/98            00
    783160                             .0000       10/01/28            0
    0                                 5.7500       10/01/00        10/01/00
    F76/H74                           5.2673       11/01/00        11/01/00
      25                             10.6500          .0000           .0000
    A                                12.6500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1875216                          10.9900        108,800.00        100
    SMITH               DALE         10.9900        108,414.84         ZZ
    115 FALCON DRIVE                 10.5073          1,035.31         1
                                     16.9900          1,035.31         85
    VIDALIA         GA    30474      16.5073       10/30/98        128,000.00
    1875798                            .0000       12/01/98            00
    704355                             .0000       11/01/28            0
    0                                 7.1250       11/01/00        11/01/00
    F76/H74                           6.6423       12/01/00        12/01/00
      10                             10.9900          .0000           .0000
    A                                12.9900            6              6
      360                               9A           1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1875259                          12.3000         27,300.00        100
    DINGEE              DAVID        12.3000         27,191.38         ZZ
1


    1503 DEYO STREET                 11.8173            287.13         1
                                     18.3000            287.13         65
    JACKSON         MI    49203      17.8173       10/19/98         42,000.00
    1875814                            .0000       12/01/98            00
    783455                             .0000       11/01/28            0
    0                                 7.4000       11/01/00        11/01/00
    F76/H74                           6.9173       12/01/00        12/01/00
      25                             12.3000          .0000           .0000
    A                                14.3000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1875323                          10.5500         93,500.00        100
    JORDAN              GLORIA       10.5500         93,235.80         ZZ
    86-88 NEWTON STREET              10.0673            858.78         3
                                     16.5500            858.78         85
    HARTFORD        CT    06106      16.0673       11/04/98        110,000.00
    1875848                            .0000       12/01/98            00
    704416                             .0000       11/01/28            0
    0                                 6.6750       11/01/00        11/01/00
    F76/H74                           6.1923       12/01/00        12/01/00
      10                             10.5500          .0000           .0000
    A                                12.5500            6              6
      360                               9A           1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           23             0           00/00/00
                                        O             .0000


    1875329                          10.6000         51,000.00        100
    WAFFORD             CHRISTIE     10.6000         50,857.12         ZZ
    4129 TAFT                        10.1173            470.33         1
                                     16.6000            470.33         85
    ST.LOUIS        MO    63116      16.1173       10/30/98         60,000.00
    1875855                            .0000       12/01/98            00
    783793                             .0000       11/01/28            0
    0                                 6.6000       11/01/00        11/01/00
    F76/H74                           6.1173       12/01/00        12/01/00
      10                             10.6000          .0000           .0000
    A                                12.6000            6              6
      360                               9A           1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    1875358                           9.9500         96,050.00        100
    MONROE              MARILYN       9.9500         95,481.24         ZZ
    5622 ENCHANTED TIMBERS DRIVE      9.4673            839.36         1
                                     15.9500            839.36         85
    HUMBLE          TX    77346      15.4673       10/29/98        113,000.00
    1875897                            .0000       12/01/98            00
    783777                             .0000       11/01/28            0
    0                                 6.1500       11/01/00        11/01/00
    F76/H74                           5.6673       12/01/00        12/01/00
      10                              9.9500          .0000           .0000
    A                                11.9500            6              6
      360                               9A           1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           03             0           00/00/00
                                        O             .0000


    1875368                          10.2000         71,250.00        100
    VANSICKLE           GEOFFREY     10.2000         70,968.73         ZZ
    2632 SHERBROOKE                   9.7173            635.83         2
                                     16.2000            635.83         75
    TOLEDO          OH    43606      15.7173       08/05/98         95,000.00
    1875905                            .0000       10/01/98            00
    782560                             .0000       09/01/28            0
    0                                 6.7250       09/01/00        09/01/00
    F76/H74                           6.2423       10/01/00        10/01/00
      25                             10.2000          .0000           .0000
    A                                12.2000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           23             0           00/00/00
                                        N             .0000


    1875394                          11.9500         85,600.00        100
    EATON JR            HAROLD       11.9500         85,447.66         ZZ
    9700 B RICH HOLLOW ROAD          11.4673            877.20         1
                                     17.9500            877.20         80
    LANCASTER       OH    43130      17.4673       11/03/98        107,000.00
    1875962                            .0000       01/01/99            00
    783824                             .0000       12/01/28            0
    0                                 7.0500       12/01/00        12/01/00
    F76/H74                           6.5673       01/01/01        01/01/01
      25                             11.9500          .0000           .0000
    A                                13.9500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1875973                          10.5500         51,200.00        100
    REDDITT JR          CLIFTON      10.5500         51,055.35         ZZ
    741 E 28TH STREET                10.0673            470.26         1
                                     16.5500            470.26         80
    NORFOLK         VA    23504      16.0673       11/04/98         64,000.00
    1876044                            .0000       12/01/98            00
    704409                             .0000       11/01/28            0
    0                                 6.6750       11/01/00        11/01/00
    F76/H74                           6.1923       12/01/00        12/01/00
      10                             10.5500          .0000           .0000
    A                                12.5500            6              6
      360                               9A           1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1876076                           9.5500         91,100.00        100
    CLARK               MARY          9.5500         90,383.35         ZZ
    127 SCOTTFIELD DRIVE              9.0673            769.34         1
                                     16.5500            769.34         85
    NEWARK          DE    19713      16.0673       03/31/98        107,200.00
    1876077                           9.5500       05/01/98            00
    703506                            9.0673       04/01/28            0
    0                                 8.5500       04/01/00        04/01/00
    F76/H74                           8.0673       05/01/00        05/01/00
      25                              9.5500          .0000           .0000
    A                                12.5500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1876217                          11.0000        168,000.00        100
    ANJORIN             MARTHA       11.0000        167,324.01         ZZ
    2020 LIPPINCOTT                  10.5173          1,599.90         1
                                     17.0000          1,599.90         70
    FLINT           MI    48503      16.5173       11/23/98        240,000.00
    1876101                            .0000       01/01/99            00
    784129                             .0000       12/01/28            0
    0                                 7.8750       12/01/99        12/01/99
    F76/H74                           7.3923       01/01/00        01/01/00
      25                             11.0000          .0000           .0000
    A                                13.0000            6              6
1


      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1876226                          12.2000         32,500.00        100
    DELOATCH            YASCHIA      12.2000         32,435.82         ZZ
    2624 EVERS COURT                 11.7173            339.31         1
                                     18.2000            339.31         65
    CHESAPEAKE      VA    23324      17.7173       10/23/98         50,000.00
    1876119                            .0000       12/01/98            00
    704317                             .0000       11/01/28            0
    0                                 7.0500       11/01/00        11/01/00
    F76/H74                           6.5673       12/01/00        12/01/00
      10                             12.2000          .0000           .0000
    A                                14.2000            6              6
      360                               9A           1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    1876833                           7.5000        200,730.00        100
    BORING              MICHAEL       8.8750        194,247.26         ZZ
    RR #1                             8.3750          1,403.53         1
                                     13.5000          1,595.57         76
    WINTERSET       IA    50273      13.0000       06/27/95        265,000.00
    4232                               .0000       08/01/95            00
    4232                               .0000       07/01/25            0
    0                                 3.5000       07/01/96        07/01/99
    890/890                           3.0000       08/01/96        08/01/99
      45                              5.5000          .0000           .0000
    A                                 9.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1876839                           7.3750         99,760.00        100
    BAIRD               DAVID         8.8750         97,366.13         ZZ
    558 SUNRISE CIR                   8.3750            689.02         1
                                     13.3750            792.36         77
    KALAMAZOO       MI    49001      12.8750       06/21/96        130,000.00
    6503                               .0000       08/01/96            00
    6503                               .0000       07/01/26            0
    0                                 3.5000       07/01/97        07/01/99
1


    890/890                           3.0000       08/01/97        08/01/99
      45                              5.3750          .0000           .0000
    A                                 9.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              01          07/01/97
        .0000                           05             E           07/01/01
                                        O            1.0000


    1884296                           8.0000        175,000.00        100
    KEANE               DANIEL        8.7500        169,762.21         ZZ
    714 BRUNER ST                     8.3750          1,284.09         4
                                     14.0000          1,376.43         78
    SIOUX CITY      IA    51109      13.6250       09/05/95        225,000.00
    1874551                            .0000       11/01/95            00
    04252                              .0000       10/01/25            0
    0                                 3.5000       10/01/96        10/01/99
    890/G61                           3.1250       11/01/96        11/01/99
      45                              6.0000          .0000           .0000
    A                                10.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          10/01/96
        .0000                           09             E           10/01/00
                                        N            1.0000


    1884568                           7.7500        224,650.00        100
    ROSS                ALLEN         7.7500        219,227.50         ZZ
    13 YUKON COURT                    7.4525          1,609.42         1
                                     13.7500          1,609.42         90
    BOLINGBROOK     IL    60440      13.4525       10/30/96        249,622.00
    1874817                            .0000       12/01/96            14
    215522610                          .0000       11/01/26           25
    0                                 2.7500       11/01/99        11/01/99
    163/G61                           2.4525       12/01/99        12/01/99
      45                              5.7500          .0000           .0000
    A                                 9.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1884569                           7.0000         78,124.00        100
    HERNANDEZ           RIGOBERTO     7.8750         76,522.68         ZZ
    1801 ARDMORE STREET               7.5775            519.76         2
                                     12.0000            565.17         98
    LAS VEGAS       NV    89104      11.7025       05/29/97         80,000.00
1


    1874841                           2.0000       07/01/97            00
    215719091                         1.7025       06/01/27            0
    0                                 2.7500       10/01/98        10/01/99
    163/G61                           2.4525       11/01/98        11/01/99
      30                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       5.0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1885770                           7.5000        102,400.00        100
    BENNETT             EDWARD        8.8750        100,859.17         ZZ
    19TH ST.                          8.5000            716.00         1
                                     13.5000            812.79         99
    OTSEGO          MI    49079      13.1250       08/05/97        104,061.00
    1874536                            .0000       10/01/97            00
    7044                               .0000       09/01/27            0
    0                                 3.5000       09/01/98        09/01/99
    890/G61                           3.1250       10/01/98        10/01/99
      45                              5.5000          .0000           .0000
    A                                 9.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          09/01/98
        .0000                           05             E           09/01/02
                                        O             .6250


    1887463                          12.8000         43,400.00        100
    SAMPLE              ERIKA        12.8000         43,315.38         ZZ
    605 ABSTON AVENUE                11.8000            473.32         1
                                     19.8000            473.32         70
    SAINT LOUIS     MO    63135      18.8000       09/15/98         62,000.00
    1877976                          12.8000       11/01/98            00
    19981548                         11.8000       10/01/28            0
    0                                10.8000       10/01/00        10/01/00
    E84/G61                           9.8000       11/01/00        11/01/00
      25                             12.8000          .0000           .0000
    A                                13.8000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1887477                           8.8750        160,000.00        100
    ST. JOHN            MARY          8.8750        159,008.18         ZZ
1


    512 LARCHWOOD DRIVE               8.5000          1,273.03         1
                                     14.8750          1,273.03         80
    SAN MARCOS      CA    92069      14.5000       07/20/98        200,000.00
    1875103                           8.8750       09/01/98            00
    9800094                           8.5000       08/01/28            0
    0                                 5.5000       08/01/00        08/01/00
    698/G61                           5.1250       09/01/00        09/01/00
      25                              8.8750          .0000           .0000
    A                                10.8750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1887504                           7.6250        230,000.00        100
    ANDROUS             EZRA          7.6250        227,909.59         ZZ
    125 CONDUIT STREET                7.2500          1,627.93         1
                                     13.6250          1,627.93         90
    ANNAPOLIS       MD    21401      13.2500       05/29/98        256,000.00
    1878008                            .0000       07/01/98            10
    2468502                            .0000       06/01/28           25
    0                                 2.7500       06/01/03        06/01/03
    480/G61                           2.3750       07/01/03        07/01/03
      45                              5.6250          .0000           .0000
    A                                13.6250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1888942                           6.6250         47,200.00        100
    BEAVERS, JR.        JERRY         6.6250         46,491.25         ZZ
    1303 WORRALL ST.                  6.2500            302.23         1
                                     11.6250            302.23        101
    CRUM LYNNE      PA    19022      11.2500       02/25/98         47,000.00
    1877059                           1.6250       04/01/98            98
    6797641                           1.2500       03/01/28           99
    0                                 2.7500       07/01/99        07/01/99
    575/G61                           2.3750       08/01/99        08/01/99
      30                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       5.0000                           1              00          00/00/00
        .0000                           07             0           00/00/00
                                        O             .0000
1




    1888943                           6.5000        110,050.00        100
    ASSHE               ANDRE         6.5000        108,542.77         ZZ
    4 APPALOOSA TRAIL                 6.1250            695.60         1
                                     11.5000            695.60        100
    ELKTON          MD    21921      11.1250       03/09/98        110,120.00
    1877091                           1.5000       05/01/98            98
    6809602                           1.1250       04/01/28           99
    0                                 2.7500       07/01/99        07/01/99
    575/G61                           2.3750       08/01/99        08/01/99
      30                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       5.0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1888979                           6.5000        124,900.00        100
    MOHAMMED            ABDULMALI     6.5000        123,252.20         ZZ
    3713 S GEORGE MASON DR            6.1250            789.46         1
                                     11.5000            789.46        100
    FALLS CHURCH    VA    22041      11.1250       03/25/98        125,000.00
    1877463                           1.5000       05/01/98            98
    6871362                           1.1250       04/01/28           99
    0                                 2.7500       07/01/99        07/01/99
    575/G61                           2.3750       08/01/99        08/01/99
      30                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       5.0000                           2              00          00/00/00
        .0000                           06             0           00/00/00
                                        O             .0000


    1891531                           7.3750        113,050.00        100
    KINCHEN JR          JAMES         8.8750        109,410.44         ZZ
    LOT 16 MAJESTIC HILLS #2          8.3750            780.81         1
                                     13.3750            898.44         88
    STURTEVANT      WI    53177      12.8750       07/27/95        129,500.00
    5057                               .0000       09/01/95            23
    5057                               .0000       08/01/25            0
    0                                 3.5000       08/01/96        08/01/99
    890/890                           3.0000       09/01/96        09/01/99
      45                              5.3750          .0000           .0000
    A                                 9.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           2              01          08/01/96
        .0000                           05             E           08/01/00
                                        O            1.0000


    1891534                          10.6500        204,300.00        100
    TONA                MICHAEL      10.6500        203,481.87         ZZ
    937-939 PENNINGTON STREET        10.1673          1,891.76         4
                                     16.6500          1,891.76         90
    ELIZABETH       NJ    07206      16.1673       07/28/98        227,000.00
    1876267                            .0000       09/01/98            00
    703487                             .0000       08/01/28            0
    0                                 7.9250       08/01/99        08/01/99
    F76/H74                           7.4423       09/01/99        09/01/99
      45                             10.6500          .0000           .0000
    A                                12.6500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           23             0           00/00/00
                                        O             .0000


    1891535                          10.5000         68,400.00        100
    WEBB                LINDAY       10.5000         68,175.78         ZZ
    5588 VICTORY BOULEVARD           10.0173            625.68         1
                                     16.5000            625.68         80
    MORROW          GA    30260      16.0173       09/09/98         85,500.00
    1876275                            .0000       11/01/98            00
    703794                             .0000       10/01/28            0
    0                                 5.5000       10/01/00        10/01/00
    F76/H74                           5.0173       11/01/00        11/01/00
      10                             10.5000          .0000           .0000
    A                                11.5000            6              6
      360                               9A           1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1891536                          11.0500        101,600.00        100
    BROWN               CRECENTHI    11.0500        101,303.93         ZZ
    48 PARK STREET                   10.5673            971.40         2
                                     17.0500            971.40         80
    JERSEY CITY     NJ    07305      16.5673       09/15/98        127,000.00
    1876283                            .0000       11/01/98            00
    703944                             .0000       10/01/28            0
    0                                 8.5250       10/01/99        10/01/99
    F76/H74                           8.0423       11/01/99        11/01/99
      45                             11.0500          .0000           .0000
    A                                13.0500           12             12
1


      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           23             0           00/00/00
                                        N             .0000


    1891543                          10.1500         93,600.00        100
    BRUSSEAU            WENDY        10.1500         93,312.08         ZZ
    23 WESTPHAL STREET                9.6673            831.80         2
                                     16.1500            831.80         80
    WEST HARTFORD   CT    06119      15.6673       10/19/98        117,000.00
    1876291                            .0000       12/01/98            00
    704236                             .0000       11/01/28            0
    0                                 6.5000       11/01/01        11/01/01
    F76/H74                           6.0173       12/01/01        12/01/01
      10                             10.1500          .0000           .0000
    A                                13.1500            6              6
      360                               9A           1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           23             0           00/00/00
                                        O             .0000


    1891544                           9.8000        107,950.00        100
    WAGNER              MICHELE       9.8000        107,500.22         ZZ
    1415 WOODROW AVENUE               9.3173            931.42         1
                                     15.8000            931.42         85
    NORFOLK         VA    23507      15.3173       09/30/98        127,000.00
    1876309                            .0000       11/01/98            00
    704252                             .0000       10/01/28            0
    0                                 6.3250       10/01/00        10/01/00
    F76/H74                           5.8423       11/01/00        11/01/00
      10                              9.8000          .0000           .0000
    A                                11.8000            6              6
      360                               9A           1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1891545                          11.6500        239,700.00        100
    SIERRA              JOSUE        11.6500        239,145.48         ZZ
    253 TERRACE AVENUE               11.1673          2,401.20         2
                                     17.6500          2,401.20         85
    JERSEY CITY     NJ    07307      17.1673       10/09/98        282,000.00
    1876317                            .0000       12/01/98            00
    704303                             .0000       11/01/28            0
    0                                 7.0500       11/01/00        11/01/00
1


    F76/H74                           6.5673       12/01/00        12/01/00
      25                             11.6500          .0000           .0000
    A                                13.6500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           23             0           00/00/00
                                        O             .0000


    1891546                          11.0400         64,800.00        100
    AMOS                TONYA        11.0400         64,635.22         ZZ
    3110 TIDEWATER DRIVE             10.5573            619.06         1
                                     17.0400            619.06         80
    NORFOLK         VA    23509      16.5573       10/29/98         81,000.00
    1876325                            .0000       12/01/98            00
    704354                             .0000       11/01/28            0
    0                                 7.1750       11/01/00        11/01/00
    F76/H74                           6.6923       12/01/00        12/01/00
      10                             11.0400          .0000           .0000
    A                                13.0400            6              6
      360                               9A           1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        N             .0000


    1891547                          11.5500        106,400.00        100
    RAMOUTAR            MARVIA       11.5500        106,157.69         ZZ
    2714 HIGHWAY 20                  11.0673          1,057.73         1
                                     17.5500          1,057.73         80
    CONYERS         GA    30012      17.0673       10/29/98        133,000.00
    1876333                            .0000       12/01/98            00
    704369                             .0000       11/01/28            0
    0                                 7.0500       11/01/01        11/01/01
    F76/H74                           6.5673       12/01/01        12/01/01
      10                             11.5500          .0000           .0000
    A                                14.5500            6              6
      360                               9A           1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1891548                           8.6000         48,600.00        100
    LEONARD             AARON         8.6000         48,363.41         ZZ
    5621 DODINGTON CT                 8.1173            377.14         1
                                     14.6000            377.14         90
    VIRGINIA BEACH  VA    23462      14.1173       10/01/98         54,000.00
1


    1876341                            .0000       11/01/98            00
    704380                             .0000       10/01/28            0
    0                                 6.6250       10/01/99        10/01/99
    F76/H74                           6.1423       11/01/99        11/01/99
      45                              8.6000          .0000           .0000
    A                                10.6000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           07             0           00/00/00
                                        O             .0000


    1891549                          10.8000         52,700.00        100
    BELL JR.            THOMAS       10.8000         52,537.93         ZZ
    3512 ARLINGTON PLACE             10.3173            493.93         1
                                     16.8000            493.93         85
    PORTSMOUTH      VA    23703      16.3173       10/05/98         62,000.00
    1876358                            .0000       11/01/98            00
    704382                             .0000       10/01/28            0
    0                                 6.8000       10/01/00        10/01/00
    F76/H74                           6.3173       11/01/00        11/01/00
      10                             10.8000          .0000           .0000
    A                                12.8000            6              6
      360                               9A           1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1891550                          11.3900         97,750.00        100
    GRAVELY             ROBIN        11.3900         97,553.39         ZZ
    8703 BINGHAMPTON PLACE           10.9073            959.81         1
                                     17.3900            959.81         85
    UPPER MARLBORO  MD    20772      16.9073       11/02/98        115,000.00
    1876366                            .0000       01/01/99            00
    704394                             .0000       12/01/28            0
    0                                 8.4250       12/01/99        12/01/99
    F76/H74                           7.9423       01/01/00        01/01/00
      45                             11.3900          .0000           .0000
    A                                13.3900           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           09             0           00/00/00
                                        O             .0000


    1891552                           9.7000         51,200.00        100
    RICH                JOANN         9.7000         50,870.46         ZZ
1


    1028-30 SEVENTH STREET            9.2173            438.01         2
                                     15.7000            438.01         80
    GRETNA          LA    70053      15.2173       04/17/98         64,000.00
    1876374                            .0000       06/01/98            00
    781354                             .0000       05/01/28            0
    0                                 6.2250       05/01/00        05/01/00
    F76/H74                           5.7423       06/01/00        06/01/00
      45                              9.7000          .0000           .0000
    A                                11.7000            6              6
      360                               R            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           23             0           00/00/00
                                        O             .0000


    1891560                          10.2500         80,750.00        100
    HENRY               WILLIAM      10.2500         80,506.82         ZZ
    1202 EAST AVENIDA ELLENA          9.7673            723.60         1
                                     16.2500            723.60         84
    CASA GRANDE     AZ    85222      15.7673       10/30/98         97,000.00
    1876390                            .0000       12/01/98            00
    783404                             .0000       11/01/28            0
    0                                 5.5000       11/01/00        11/01/00
    F76/H74                           5.0173       12/01/00        12/01/00
      10                             10.2500          .0000           .0000
    A                                12.2500            6              6
      360                               9A           1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1891561                          11.8000         21,200.00        100
    ISLAND              KECHIA       11.8000         21,037.63         ZZ
    1741 MALCOLM STREET              11.3173            214.81         1
                                     17.8000            214.81         80
    SHREVEPORT      LA    71108      17.3173       10/21/98         26,500.00
    1876408                            .0000       12/01/98            00
    783498                             .0000       11/01/28            0
    0                                 6.1000       11/01/00        11/01/00
    F76/H74                           5.6173       12/01/00        12/01/00
      10                             11.8000          .0000           .0000
    A                                13.8000            6              6
      360                               9A           1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    1891563                          10.1500         94,350.00        100
    MANGERCHINE         KIM          10.1500         94,059.73         ZZ
    601 HIGHLAND DRIVE                9.6673            838.47         1
                                     17.1500            838.47         85
    BAY ST. LOUIS   MS    39520      16.6673       10/30/98        111,000.00
    1876416                            .0000       12/01/98            00
    783813                             .0000       11/01/28            0
    0                                 6.2750       11/01/00        11/01/00
    F76/H74                           5.7923       12/01/00        12/01/00
      10                             10.1500          .0000           .0000
    A                                12.1500            6              6
      360                               9A           1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1891564                          10.0400         48,000.00        100
    LASSEIGNE           TANJA        10.0400         47,848.90         ZZ
    11 O'RILEY                        9.5573            422.65         1
                                     16.0400            422.65         80
    PONTIAC         MI    48342      15.5573       10/14/98         60,000.00
    1876424                            .0000       12/01/98            00
    783840                             .0000       11/01/28            0
    0                                 7.6750       11/01/99        11/01/99
    F76/H74                           7.1923       12/01/99        12/01/99
      45                             10.0400          .0000           .0000
    A                                12.0400           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1891565                          10.4000        116,450.00        100
    CONRAD              SHELLY       10.4000        116,065.24         ZZ
    308 WEST BROAD STREET             9.9173          1,056.52         1
                                     16.4000          1,056.52         85
    LINDEN          MI    48451      15.9173       10/21/98        137,000.00
    1876432                            .0000       12/01/98            00
    783873                             .0000       11/01/28            0
    0                                 6.9250       11/01/00        11/01/00
    F76/H74                           6.4423       12/01/00        12/01/00
      25                             10.4000          .0000           .0000
    A                                12.4000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1891566                           9.9500         32,250.00        100
    DERADOURIAN         MIKE          9.9500         32,146.49         ZZ
    4862-64 OGDEN                     9.4673            281.83         2
                                     15.9500            281.83         75
    DETROIT         MI    48210      15.4673       10/28/98         43,000.00
    1876440                            .0000       12/01/98            00
    783948                             .0000       11/01/28            0
    0                                 7.7250       11/01/99        11/01/99
    F76/H74                           7.2423       12/01/99        12/01/99
      45                              9.9500          .0000           .0000
    A                                11.9500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           23             0           00/00/00
                                        N             .0000


    1891567                          10.2900        111,600.00        100
    COOK                KELLY        10.2900        111,315.57         ZZ
    163 ST. PETERS                    9.8073          1,003.37         2
                                     17.6900          1,003.37         87
    BILOXI          MS    39530      17.2073       11/06/98        129,000.00
    1876457                            .0000       01/01/99            00
    784043                             .0000       12/01/28            0
    0                                 6.4250       12/01/00        12/01/00
    F76/H74                           5.9423       01/01/01        01/01/01
      10                             10.2900          .0000           .0000
    A                                12.2900            6              6
      360                               9A           1.0000          1.0000
       7.4000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           23             0           00/00/00
                                        O             .0000


    1891577                          11.0500         67,200.00        100
    BRACKETT            JOSEPH       11.0500         66,863.17         ZZ
    171 LAKESHORE DRIVE              10.5673            642.50         1
                                     17.0500            642.50         70
    JASPER          GA    30143      16.5673       04/24/98         96,000.00
    1876481                            .0000       06/01/98            00
    702415                             .0000       05/01/28            0
    0                                 7.0500       05/01/00        05/01/00
    F76/H74                           6.5673       06/01/00        06/01/00
      10                             11.0500          .0000           .0000
    A                                13.0500            6              6
1


      360                               9A           1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1891599                          10.7500         78,400.00        100
    TOMLINS             CALVIN       10.7500         78,249.74         ZZ
    7245 W PRICE BOULEVARD           10.2673            731.85         1
                                     16.7500            731.85         79
    NORTH PORT      FL    34286      16.2673       12/30/98         99,500.00
    1876606                            .0000       02/01/99            00
    704621                             .0000       01/01/29            0
    0                                 6.2500       01/01/02        01/01/02
    F76/H74                           5.7673       02/01/02        02/01/02
      10                             10.7500          .0000           .0000
    A                                13.7500            6              6
      360                               9A           1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1891601                           9.6000         38,250.00        100
    ROBERTSON           FANNIE        9.6000         38,194.29         ZZ
    554 MARX AVENUE                   9.1173            324.42         1
                                     15.6000            324.42         85
    BOGALUSA        LA    70427      15.1173       02/12/99         45,000.00
    1876622                            .0000       04/01/99            00
    704670                             .0000       03/01/29            0
    0                                 6.6250       03/01/00        03/01/00
    F76/H74                           6.1423       04/01/00        04/01/00
      45                              9.6000          .0000           .0000
    A                                11.6000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1891641                           7.3750        146,400.00        100
    BOTHUM              THOMAS        8.2500        141,869.28         ZZ
    RR 4                              7.7500          1,011.15         1
                                     13.3750          1,101.19         80
    AUGUSTA         KS    67010      12.8750       10/02/95        183,000.00
    5105                               .0000       12/01/95            00
    5105                               .0000       11/01/25            0
    0                                 3.5000       11/01/96        11/01/99
1


    890/890                           3.0000       12/01/96        12/01/99
      45                              5.3750          .0000           .0000
    A                                 9.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              01          11/01/96
        .0000                           05             E           11/01/00
                                        O            1.0000


    1891778                           7.3750        146,061.00        100
    KING                JAMES         8.2500        142,751.92         ZZ
    481 ERBE                          7.7500          1,008.81         1
                                     13.3750          1,096.51         62
    NORWALK         IA    50211      12.8750       10/11/96        236,000.00
    6108                               .0000       12/01/96            00
    6108                               .0000       11/01/26            0
    0                                 3.5000       11/01/97        11/01/99
    890/890                           3.0000       12/01/97        12/01/99
      45                              5.3750          .0000           .0000
    A                                 9.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              01          11/01/97
        .0000                           05             E           11/01/01
                                        O             .6250


    1894384                           7.3750         94,400.00        100
    SEILHAMER           RODNEY        8.2500         93,009.14         ZZ
    51 CHIGGER HOLLER DR              7.7500            652.00         1
                                     13.3750            707.87         83
    CRAWFORDSVILLE  IN    47933      12.8750       10/02/97        115,000.00
    0431324573                         .0000       12/01/97            23
    7102                               .0000       11/01/27            0
    0                                 3.5000       11/01/98        11/01/99
    890/G01                           3.0000       12/01/98        12/01/99
      45                              5.3750          .0000           .0000
    A                                 9.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              01          11/01/98
        .0000                           05             E           11/01/02
                                        O             .6250


    1894944                          10.4000        103,600.00        100
    WOLF                JAMES        10.4000        103,515.51         T
    509 DOVER HOUSE                  10.0250            939.93         1
                                     16.4000            939.93         70
    BETHANY BEACH   DE    19930      16.0250       03/18/99        148,000.00
1


    1878156                           8.4000       05/01/99            00
    25700045394                       8.0250       04/01/29            0
    0                                 7.1000       04/01/02        04/01/02
    561/G61                           6.7250       05/01/02        05/01/02
      45                              8.4000          .0000           .0000
    A                                13.4000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       2.0000                           5              00          00/00/00
        .0000                           06             0           00/00/00
                                        O             .0000


    1895713                          10.1250        103,500.00        100
    ROGERS              JUANITA      10.1250        103,084.98         ZZ
    3912 S LOGAN ST                   9.7500            917.86         1
                                     16.1250            917.86         92
    ENGLEWOOD       CO    80110      15.7500       08/26/98        113,000.00
    1875459                          10.1250       10/01/98            00
    593411262                         9.7500       09/01/28            0
    0                                 6.5000       09/01/00        09/01/00
    731/G61                           6.1250       10/01/00        10/01/00
      25                             10.1250          .0000           .0000
    A                                13.1250            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1898945                           6.7200        270,000.00        100
    GUARASCI, SR        MICHAEL       6.7200        268,092.20         ZZ
    3 YELLOWSTONE DRIVE               6.3450          1,745.84         1
                                     12.7200          1,745.84         66
    LAWRENCEVILLE   NJ    08648      12.3450       08/28/98        414,000.00
    1878537                            .0000       11/01/98            00
    47129007                           .0000       10/01/28            0
    0                                 2.7500       10/01/01        10/01/01
    R07/G61                           2.3750       11/01/01        11/01/01
      45                              4.7200          .0000           .0000
    A                                 8.7200           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              01          10/01/01
        .0000                           05             E           10/01/03
                                        O            1.0000


    1898947                           6.2100      1,100,000.00        100
    BAILKIN             MICHAEL       6.2100      1,093,606.70         ZZ
1


    457 EAST LONDON GROVE ROAD        5.8350          6,744.30         1
                                     12.2100          6,744.30         71
    LONDON GROVE    PA    19390      11.8350       10/19/98      1,550,000.00
    1878693                            .0000       12/01/98            00
    7106807                            .0000       11/01/28            0
    0                                 2.7500       11/01/03        11/01/03
    R07/G61                           2.3750       12/01/03        12/01/03
      45                              3.2100          .0000           .0000
    A                                 9.2100           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              01          11/01/03
        .0000                           05             E           11/01/05
                                        O            1.6250


    1898948                           6.9500      1,000,000.00        100
    BEWKES              JEFFREY       6.9500        990,625.71         ZZ
    940 PARK AVENUE, #15B             6.5750          6,619.48         1
                                     12.9500          6,619.48         44
    NEW YORK        NY    10028      12.5750       06/18/98      2,300,000.00
    1878560                            .0000       08/01/98            00
    18680903                           .0000       07/01/28            0
    0                                 2.7500       07/01/03        07/01/03
    R07/G61                           2.3750       08/01/03        08/01/03
      45                              3.9500          .0000           .0000
    A                                 9.9500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              01          07/01/03
        .0000                           13             E           07/01/05
                                        O             .6250


    1898950                           6.8750        669,258.23        100
    GORDON              ERIC          6.8750        659,095.60         ZZ
    65 CENTRAL PARK WEST, #14C        6.5000          4,442.78         1
                                     12.8750          4,442.78         75
    NEW YORK        NY    10023      12.5000       01/14/98        900,000.00
    1878503                            .0000       03/01/98            00
    45187300                           .0000       02/01/27            0
    0                                 2.7500       02/01/03        02/01/03
    R07/G61                           2.3750       03/01/03        03/01/03
      45                              3.8750          .0000           .0000
    A                                 9.8750           12             12
      348                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          02/01/03
        .0000                           12             E           02/01/05
                                        O            1.6250
1




    1898952                           6.7500        560,000.00        100
    GREENWALD           HARRY         6.7500        551,951.45         ZZ
    108 HICKS STREET                  6.3750          3,632.15         2
                                     12.7500          3,632.15         80
    BROOKLYN        NY    11201      12.3750       01/09/98        700,000.00
    1878552                            .0000       03/01/98            00
    46035506                           .0000       02/01/28            0
    0                                 2.7500       02/01/03        02/01/03
    R07/G61                           2.3750       03/01/03        03/01/03
      45                              3.7500          .0000           .0000
    A                                 9.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          02/01/03
        .0000                           23             E           02/01/05
                                        O            1.6250


    1898953                           6.8600        270,000.00        100
    HUBBE               JOHN          6.8600        267,904.95         ZZ
    305 EAST 40TH STREET, #16M        6.4850          1,771.01         1
                                     12.8600          1,771.01         80
    NEW YORK        NY    10017      12.4850       08/11/98        337,500.00
    1878586                            .0000       10/01/98            00
    51255608                           .0000       09/01/28            0
    0                                 2.7500       09/01/03        09/01/03
    R07/G61                           2.3750       10/01/03        10/01/03
      45                              3.8600          .0000           .0000
    A                                 9.8600           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          09/01/03
        .0000                           12             E           09/01/05
                                        N            1.0000


    1898954                           6.5500        375,000.00        100
    LEIDERMAN           ALAN          6.5500        372,957.95         ZZ
    8 EAST 83RD STREET, #3D           6.1750          2,382.60         1
                                     12.5500          2,382.60         50
    NEW YORK        NY    10028      12.1750       11/20/98        750,000.00
    1878628                            .0000       01/01/99            00
    60005109                           .0000       12/01/28            0
    0                                 2.7500       12/01/03        12/01/03
    R07/G61                           2.3750       01/01/04        01/01/04
      45                              3.5500          .0000           .0000
    A                                 9.5500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              01          12/01/03
        .0000                           12             E           12/01/05
                                        O             .6250


    1898956                           6.7500      1,125,000.00        100
    MINTZ               DANIEL        6.7500      1,109,884.67         ZZ
    262 CENTRAL PARK WEST, #5E        6.3750          7,296.73         1
                                     12.7500          7,296.73         47
    NEW YORK        NY    10024      12.3750       02/25/98      2,400,000.00
    1878701                            .0000       04/01/98            00
    65018806                           .0000       03/01/28            0
    0                                 2.7500       03/01/03        03/01/03
    R07/G61                           2.3750       04/01/03        04/01/03
      45                              3.7500          .0000           .0000
    A                                 9.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          03/01/03
        .0000                           13             E           03/01/05
                                        O            1.6250


    1898957                           6.8750        255,000.00        100
    MILLER              CONCETTA      6.8750        252,346.64         ZZ
    137 EAST 36TH STREET, #26K        6.5000          1,675.17         1
                                     12.8750          1,675.17         75
    NEW YORK        NY    10016      12.5000       05/14/98        340,000.00
    1878578                            .0000       07/01/98            00
    65019006                           .0000       06/01/28            0
    0                                 2.7500       06/01/03        06/01/03
    R07/G61                           2.3750       07/01/03        07/01/03
      45                              3.8750          .0000           .0000
    A                                 9.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          06/01/03
        .0000                           12             E           06/01/05
                                        O             .6250


    1898958                           6.7500      1,000,000.00        100
    RAPPAPORT           STEVEN        6.7500        988,421.46         T
    39 SAMS CREEK ROAD                6.3750          6,485.99         1
                                     12.7500          6,485.99         59
    BRIDGEHAMPTON   NY    11932      12.3750       04/08/98      1,700,000.00
    1878594                            .0000       06/01/98            00
    76415207                           .0000       05/01/28            0
    0                                 2.7500       05/01/03        05/01/03
    R07/G61                           2.3750       06/01/03        06/01/03
      45                              3.7500          .0000           .0000
    A                                 9.7500           12             12
1


      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          05/01/03
        .0000                           05             E           05/01/05
                                        O            1.6250


    1898959                           7.0000        744,000.00        100
    ROCKWELL            DAVID         7.0000        736,442.25         ZZ
    181 HUDSON STREET, #8A            6.6250          4,949.86         1
                                     13.0000          4,949.86         80
    NEW YORK        NY    10013      12.6250       05/19/98        930,000.00
    1878636                            .0000       07/01/98            00
    77560607                           .0000       06/01/28            0
    0                                 2.7500       06/01/03        06/01/03
    R07/G61                           2.3750       07/01/03        07/01/03
      45                              4.0000          .0000           .0000
    A                                10.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          06/01/03
        .0000                           06             E           06/01/05
                                        O            1.6250


    1898960                           7.8750        648,000.00        100
    PINS                MICHAEL       7.8750        638,502.44         ZZ
    150 COLUMBUS AVENUE, #24F         7.5000          4,698.45         1
                                     13.8750          4,698.45         80
    NEW YORK        NY    10023      13.5000       09/11/97        810,000.00
    1878644                            .0000       11/01/97            00
    74730805                           .0000       10/01/27            0
    0                                 2.7500       10/01/04        10/01/04
    R07/G61                           2.3750       11/01/04        11/01/04
      45                              4.8750          .0000           .0000
    A                                10.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          10/01/04
        .0000                           06             E           10/01/06
                                        O            1.6250


    1899571                           7.0000        108,800.00        100
    MERRICK             CHRIS         7.0000        107,884.40         ZZ
    11107 S 18TH CIRCLE               6.6250            723.85         1
                                     13.0000            723.85         99
    BELLEVUE        NE    68123      12.6250       07/10/98        110,082.00
    1878735                            .0000       09/01/98            00
    8016                               .0000       08/01/28            0
    0                                 3.5000       08/01/99        08/01/99
1


    890/G61                           3.1250       09/01/99        09/01/99
      45                              5.0000          .0000           .0000
    A                                 9.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           1              01          08/01/99
        .0000                           05             E           08/01/03
                                        O             .6250


    1900482                           6.6250        440,000.00        100
    NELSON              KENNETH       6.6250        438,434.28         ZZ
    1220 NORTH ROAD                   6.2500          2,817.37         1
                                     11.6250          2,817.37         58
    BELMONT         CA    94002      11.2500       01/27/99        760,000.00
    1878727                            .0000       03/01/99            00
    208536                             .0000       02/01/29            0
    0                                 2.5000       02/01/04        02/01/04
    B75/G61                           2.1250       03/01/04        03/01/04
      45                               .0000          .0000           .0000
    A                                11.6250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1905143                          10.7100         97,500.00        100
    HICKS               PATRICIA     10.7100         97,216.52         ZZ
    4304 WYATT RD                    10.2100            907.22         1
                                     17.7100            907.22         70
    TRAVERSE CITY   MI    49684      17.2100       10/15/98        140,000.00
    1878933                          10.7100       12/01/98            00
    9810337                          10.2100       11/01/28            0
    0                                 6.8100       11/01/01        11/01/01
    N26/G61                           6.3100       12/01/01        12/01/01
      25                             10.7100          .0000           .0000
    A                                13.7100            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1905606                           9.3750        202,400.00        100
    DERANGO             FRANK         9.3750        202,297.78         ZZ
    1322 SILENT SUNDAY COURT          9.0000          1,683.47         1
                                     15.3750          1,683.47         78
    RACINE          WI    53402      15.0000       04/21/99        260,000.00
1


    1878768                           9.3750       06/01/99            00
    BC11501                           9.0000       05/01/29            0
    0                                 6.5000       05/01/02        05/01/02
    P87/G61                           6.1250       06/01/02        06/01/02
      25                              9.3750          .0000           .0000
    A                                12.3750            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1910240                          11.4000         59,250.00        100
    SANDERS             RONALD       11.4000         59,211.09         ZZ
    7125 PERIWINKLE ROAD             10.6500            582.24         1
                                     18.4000            582.24         75
    KNOXVILLE       TN    37918      17.6500       03/12/99         79,000.00
    1880061                          11.4000       05/01/99            00
    113745                           10.6500       04/01/29            0
    0                                 8.2000       04/01/01        04/01/01
    G76/G61                           7.4500       05/01/01        05/01/01
      25                             11.4000          .0000           .0000
    A                                14.4000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1910841                          10.8750        233,750.00        100
    LEACH               KESTER       10.8750        233,313.73         ZZ
    1716 EAST 54TH STREET            10.5000          2,204.01         1
                                     16.8750          2,204.01         85
    BROOKLYN        NY    11234      16.5000       12/17/98        275,000.00
    1878867                           9.8750       02/01/99            00
    1887                              9.5000       01/01/29            0
    0                                 7.1250       01/01/01        01/01/01
    M65/G61                           6.7500       02/01/01        02/01/01
      45                              9.8750          .0000           .0000
    A                                13.8750            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
       1.0000                           1              00          00/00/00
        .0000                           07             0           00/00/00
                                        O             .0000


    1916322                          10.9000        104,400.00        100
    GRAVES              HARRY         7.2500         83,144.69         ZZ
1


    4002 VIA LOS PADRES               6.7500            986.34         1
                                     15.6500            752.20         90
    OCEANSIDE       CA    92056      15.1500       08/27/84        116,000.00
    3001361                            .0000       10/01/84            00
    3001361                            .0000       09/01/14            0
    0                                 2.5000       03/01/85        03/01/00
    Q72/Q72                           2.0000       04/01/85        04/01/00
      60                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               7             .0000           .0000
       4.7500                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916323                           7.8750         44,800.00        125
    WOODS               JOHN          7.2330         35,822.20         ZZ
    2734 & 2736   A STREET            6.7330            324.83         2
                                     13.8750            294.44         60
    EUREKA          CA    95501      13.3750       07/27/88         75,000.00
    3001496                           1.8750       09/01/88            00
    3001496                           1.3750       08/01/18            0
    0                                 2.6250       02/01/89        08/01/99
    Q72/Q72                           2.1250       03/01/89        09/01/99
      29                               .0000          .0000           .0000
    A                                  .0000            6              6
      360                               7             .0000           .0000
       6.0000                           X              X              .0000
        .0000                           X              X              .0000
       6.0000                           5              00          00/00/00
        .0000                           23             0           00/00/00
                                        N             .0000


    1916324                          13.6250        124,900.00        125
    SIMS                MICHAEL       7.6250        101,044.45         ZZ
    6241 CHANNEL DRIVE                7.1250          1,061.64         1
                                     18.6250            901.33         95
    SAN JOSE        CA    95123      18.1250       10/25/84        131,500.00
    3001511                            .0000       12/01/84            00
    3001511                            .0000       11/01/14            0
    0                                 2.7500       12/01/84        08/01/99
    Q72/Q72                           2.2500       01/01/85        01/01/00
       1                               .0000          .0000           .0000
    A                                  .0000            1             12
      360                               7             .0000           .0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    1916325                           8.2500        215,000.00        100
    MENIS               JOSE          7.5000        194,862.88         ZZ
    2912 WINWOOD WAY                  7.0000          1,615.22         1
                                     14.2500          1,507.00         80
    SAN JOSE        CA    95148      13.7500       06/21/91        270,000.00
    3001664                            .0000       08/01/91            00
    3001664                            .0000       07/01/21            0
    0                                 2.3500       01/01/92        07/01/99
    Q72/Q72                           1.8500       02/01/92        08/01/99
      25                              7.2500          .0000           .0000
    A                                 9.2500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916326                           8.7000        126,400.00        125
    PASTRAN             MANNY         8.1390        113,955.18         ZZ
    2841 AVON AVE.                    7.6390            989.88         1
                                     14.7000            990.67         80
    CONCORD         CA    94520      14.2000       07/10/90        158,000.00
    3004288                           7.5000       09/01/90            00
    3004288                           7.0000       08/01/20            0
    0                                 3.1000       11/01/90        06/01/99
    Q72/Q72                           2.6000       09/01/91        09/01/99
       3                              6.7000          .0000           .0000
    A                                10.7000            1             12
      360                               P            2.0000          2.0000
       6.0000                           X              X              .0000
        .0000                           X              X              .0000
       1.2000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916327                           8.1250        145,000.00        100
    DOUGLAS             THOMAS        7.8750        127,317.18         ZZ
    245 CANYON DR.                    7.3750          1,076.62         1
                                     13.1250          1,062.45         68
    DALY CITY       CA    94014      12.6250       01/03/89        216,000.00
    3004313                           3.1250       03/01/89            00
    3004313                           2.6250       02/01/19            0
    0                                 3.0000       08/01/89        08/01/99
    Q72/Q72                           2.5000       09/01/89        09/01/99
      45                               .0000          .0000           .0000
    A                                  .0000            6              6
      360                               7            1.0000          1.0000
       5.0000                           S              U              .1250
        .0000                           S              U              .1250
1


       5.0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916328                          10.7000        135,000.00        100
    DOBOER              JAMES        14.0000        133,795.47         ZZ
    3679 PICO ROAD                   13.5000          1,255.13         1
                                     17.7000          1,596.51         60
    VISTA           CA    92084      17.2000       09/25/96        225,000.00
    3061625                          10.7000       11/01/96            00
    3061625                          10.2000       10/01/26            0
    0                                 8.2500       04/01/97        10/01/99
    Q72/Q72                           7.7500       05/01/97        11/01/99
      45                             10.7000          .0000           .0000
    A                                12.2000            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916329                          11.0000        203,000.00        100
    SHUTAK              ROBERT       11.6250        201,031.91         ZZ
    1402 MC ANDREW ROAD              11.1250          1,933.22         1
                                     18.0000          2,031.03         70
    OJAI AREA       CA    93023      17.5000       12/03/96        290,000.00
    3061769                          11.0000       02/01/97            00
    3061769                          10.5000       01/01/27            0
    0                                 6.5000       07/01/97        07/01/99
    Q72/Q72                           6.0000       08/01/97        08/01/99
      25                             11.0000          .0000           .0000
    A                                12.5000            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916330                           6.7500        141,616.00        100
    DUSTIN              JOHN          6.8175        135,747.66         ZZ
    25 CONNIE DRIVE                   6.3175            918.52         1
                                     11.7500            907.73         91
    FOXBORO         MA    02035      11.2500       04/25/97        156,000.00
    3400019                           1.7500       06/01/97            00
    3400019                           1.2500       05/01/27            0
    0                                 2.7500       06/01/98        06/01/00
    Q72/Q72                           2.2500       07/01/98        07/01/00
      30                               .0000          .0000           .0000
    A                                  .0000           12             12
1


      360                               1            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       5.0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916331                           7.5000         93,600.00        100
    TESMER              RUSSELL       5.6250         87,806.85         ZZ
    1720 GREEN ACRES DRIVE            5.1250            654.46         1
                                     12.5000            542.57         92
    NORTH MANKATO   MN    56001      12.0000       10/07/94        102,000.00
    3400037                           2.5000       12/01/94            99
    3400037                           2.0000       11/01/24            0
    0                                 2.0000       01/01/96        01/01/00
    Q72/Q72                           1.5000       02/01/96        02/01/00
      30                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       5.0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916332                           7.5000         87,628.00        100
    MONTGOMERY          MICHAEL       8.0000         84,520.52         ZZ
    49 DUNCAN                         7.5000            612.71         1
                                     12.5000            642.13        100
    BOURBONNAIS     IL    60814      12.0000       09/12/95         88,000.00
    3400242                           2.5000       11/01/95            00
    3400242                           2.0000       10/01/25            0
    0                                 2.5000       01/01/97        01/01/00
    Q72/Q72                           2.0000       02/01/97        02/01/00
      30                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       5.0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916333                           7.0000         67,550.00        100
    TALTON              MICKEY        8.0000         65,311.10         ZZ
    2512 NETHERTON                    7.5000            449.41         1
                                     12.0000            494.85         98
    ST LOUIS        MO    63136      11.5000       01/16/96         69,000.00
    3400386                           2.0000       03/01/96            98
    3400386                           1.5000       02/01/26            0
    0                                 2.7500       04/01/97        04/01/00
1


    Q72/Q72                           2.2500       05/01/97        05/01/00
      30                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       5.0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916334                           6.5000        121,933.00        100
    MUNIZ               FIDEL         7.3750        119,695.57         ZZ
    9169 LAUREL CANYON BOULEVARD      6.8750            770.70         1
                                     11.5000            841.51         97
    LOS ANGELES     CA    91331      11.0000       09/05/97        127,000.00
    3500107                           1.5000       11/01/97            00
    3500107                           1.0000       10/01/27            0
    0                                 2.7500       01/01/99        01/01/00
    Q72/Q72                           2.2500       02/01/99        02/01/00
      30                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       5.0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916338                           7.7500         74,949.00        100
    MENDEZ              NORMA         7.3750         73,798.09         ZZ
    1862 SIERRA ESPADAN ROAD          6.8750            536.95         1
                                     12.7500            518.83        100
    PERRIS          CA    92571      12.2500       09/03/97         75,000.00
    3500447                           2.7500       11/01/97            00
    3500447                           2.2500       10/01/27            0
    0                                 2.7500       01/01/99        01/01/00
    Q72/Q72                           2.2500       02/01/99        02/01/00
      30                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       5.0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916339                           7.5000        121,300.00        100
    DODIER              GINGER        7.3750        119,370.59         ZZ
    7133 LISA LANE #20                6.8750            848.15         1
                                     12.5000            839.22         98
    WESTMINSTER     CA    92683      12.0000       09/05/97        125,000.00
1


    3500474                           2.5000       11/01/97            98
    3500474                           2.0000       10/01/27            0
    0                                 2.7500       01/01/99        01/01/00
    Q72/Q72                           2.2500       02/01/99        02/01/00
      30                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       5.0000                           2              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1916341                          12.0000         65,000.00        100
    BELL                GAIL         12.0000         64,346.11         ZZ
    22151 WINDSOR CT                 11.5000            668.60         1
                                     18.0000            668.79         65
    RICHTON PARK    IL    60471      17.5000       10/24/96        100,000.00
    3600213                          12.0000       12/01/96            00
    3600213                          11.5000       11/01/26            0
    0                                 6.5000       11/01/97        11/01/99
    Q72/Q72                           6.0000       12/01/97        12/01/99
      45                             12.0000          .0000           .0000
    A                                14.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916342                          11.7500        131,200.00        100
    GRONOCK             DAVID        11.7500        129,642.08         ZZ
    39 BOWLING GREEN PL              11.2500          1,324.35         1
                                     17.7500          1,324.35         80
    STATEN ISLAND   NY    10314      17.2500       12/11/96        164,000.00
    3600339                          11.7500       02/01/97            00
    3600339                          11.2500       01/01/27            0
    0                                 5.2500       01/01/00        01/01/00
    Q72/Q72                           4.7500       02/01/00        02/01/00
      45                             11.7500          .0000           .0000
    A                                14.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916343                          10.5000        144,000.00        100
    CELESTINE           CHERYL       10.5000        142,193.07         ZZ
1


    116 WEST 131ST                   10.0000          1,317.23         1
                                     16.5000          1,317.23         80
    NEW YORK        NY    10027      16.0000       01/30/97        180,000.00
    3600357                          10.5000       03/01/97            00
    3600357                          10.0000       02/01/27            0
    0                                 5.0000       02/01/00        02/01/00
    Q72/Q72                           4.5000       03/01/00        03/01/00
      45                             10.5000          .0000           .0000
    A                                13.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916345                          14.0000         22,750.00        100
    RUCKER              JENNIFER     14.0000         22,613.72         ZZ
    1460 WHITE AVENUE                13.5000            269.56         1
                                     20.0000            269.56         65
    AKRON           OH    44307      19.5000       01/11/97         35,000.00
    3600419                          14.0000       03/01/97            00
    3600419                          13.5000       02/01/27            0
    0                                 7.5000       02/01/00        02/01/00
    Q72/Q72                           7.0000       03/01/00        03/01/00
      45                             14.0000          .0000           .0000
    A                                17.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916346                          13.6250         57,200.00        100
    SOMERS              DOUGLAS      13.6250         56,858.89         ZZ
    RR 2 BOX 280                     13.1250            660.81         1
                                     19.6250            660.81         65
    PORTLAND        IN    47371      19.1250       03/06/97         88,000.00
    3600473                          13.6250       05/01/97            00
    3600473                          13.1250       04/01/27            0
    0                                 8.0000       04/01/00        04/01/00
    Q72/Q72                           7.5000       05/01/00        05/01/00
      45                             13.6250          .0000           .0000
    A                                16.6250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    1916347                          10.8750        173,700.00        100
    POMPLUN             DAVID        10.8750        171,629.09         ZZ
    16590 IMPERIAL CR                10.3750          1,637.81         1
                                     17.8750          1,637.81         90
    LAKEVILLE       MN    55044      17.3750       05/29/97        193,000.00
    3600605                          10.8750       07/01/97            00
    3600605                          10.3750       06/01/27            0
    0                                 6.2500       06/01/99        12/01/99
    Q72/Q72                           5.7500       07/01/99        01/01/00
      45                             10.8750          .0000           .0000
    A                                13.8750            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916348                          10.8750         35,000.00        100
    PAPP                MYRON        10.8750         34,673.48         ZZ
    126 14TH STREET NW               10.3750            330.02         1
                                     17.8750            330.02         70
    BARBERTON       OH    44203      17.3750       06/03/97         50,000.00
    3600712                          10.8750       08/01/97            00
    3600712                          10.3750       07/01/27            0
    0                                 6.7500       07/01/99        07/01/99
    Q72/Q72                           6.2500       08/01/99        08/01/99
      45                             10.8750          .0000           .0000
    A                                13.8750            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916349                          13.0000         31,500.00        100
    WESSELS             RICHARD      11.8700         31,248.79         ZZ
    430 SOUTH JACKSON AVE            11.3700            348.46         1
                                     19.0000            320.74         59
    KANSAS CITY     MO    64124      18.5000       06/27/97         53,500.00
    3600730                          13.0000       08/01/97            00
    3600730                          12.5000       07/01/27            0
    0                                 7.5000       01/01/98        07/01/99
    Q72/Q72                           7.0000       02/01/98        08/01/99
      45                             13.0000          .0000           .0000
    A                                14.0000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916350                          11.7500        196,000.00        100
    LAUGHEAD            JANET        11.7500        194,479.05         ZZ
    406 SCHOOL STREET                11.2500          1,978.45         1
                                     18.7500          1,978.45         64
    WELLESLEY       MA    02181      18.2500       06/25/97        309,000.00
    3600794                          11.7500       08/01/97            00
    3600794                          11.2500       07/01/27            0
    0                                 8.5000       07/01/99        07/01/99
    Q72/Q72                           8.0000       08/01/99        08/01/99
      45                             11.7500          .0000           .0000
    A                                14.7500            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916351                          13.5000         32,500.00        100
    PHILLIPS            JOHN         13.5000         32,300.86         ZZ
    4738 PINE DRIVE                  13.0000            372.26         1
                                     19.5000            372.26         65
    ACWORTH         GA    30102      19.0000       03/28/97         50,000.00
    3600954                          13.5000       05/01/97            00
    3600954                          13.0000       04/01/27            0
    0                                 7.5000       04/01/00        04/01/00
    Q72/Q72                           7.0000       05/01/00        05/01/00
      45                             13.5000          .0000           .0000
    A                                16.5000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916352                          10.0000        240,300.00        100
    DYER                RANDY        10.0000        237,744.69         ZZ
    111 23RD AVENUE                   9.5000          2,108.81         1
                                     17.0000          2,108.81         90
    SAINT PETERSBU  FL    33704      16.5000       08/05/97        267,000.00
    3601061                          10.0000       09/01/97            00
    3601061                           9.5000       08/01/27            0
    0                                 7.2500       08/01/99        08/01/99
    Q72/Q72                           6.7500       09/01/99        09/01/99
      45                             10.0000          .0000           .0000
    A                                13.0000            6              6
1


      360                               9            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916353                          10.0000        114,750.00        100
    GRIM                DERRYL       10.0000        113,218.62         ZZ
    1321 WEST 131ST STREET            9.5000          1,007.02         1
                                     16.0000          1,007.02         85
    COMPTON         CA    90222      15.5000       02/21/97        135,000.00
    3601114                          10.0000       04/01/97            00
    3601114                           9.5000       03/01/27            0
    0                                 6.2500       03/01/00        03/01/00
    Q72/Q72                           5.7500       04/01/00        04/01/00
      45                             10.0000          .0000           .0000
    A                                13.0000           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916354                           8.7500        221,600.00        100
    MEEHAN              JOSEPH        9.0125        218,160.31         ZZ
    865 WEST 2525 SOUTH               8.5125          1,743.33         1
                                     14.7500          1,783.95         80
    SYRACUSE        UT    84075      14.2500       04/25/97        277,000.00
    3601150                           8.7500       06/01/97            00
    3601150                           8.2500       05/01/27            0
    0                                 4.7500       05/01/98        05/01/00
    Q72/Q72                           4.2500       06/01/98        06/01/00
      45                              8.7500          .0000           .0000
    A                                10.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916355                          12.1250        119,600.00        100
    THOMAS              DALE         12.1250        118,373.16         ZZ
    3 MINERS COURT                   11.6250          1,241.75         1
                                     18.1250          1,241.75         75
    THURMONT        MD    21788      17.6250       10/26/96        159,500.00
    3601230                          12.1250       12/01/96            00
    3601230                          11.6250       11/01/26            0
    0                                 6.0000       11/01/97        11/01/99
1


    Q72/Q72                           5.5000       12/01/97        12/01/99
      45                             12.1250          .0000           .0000
    A                                14.1250           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916356                           9.0000        179,500.00        100
    RAMIREZ             JOSEPH       11.1250        176,618.56         ZZ
    601 COLLINS STREET               10.6250          1,444.30         1
                                     16.0000          1,717.64         84
    OXNARD          CA    93030      15.5000       01/22/97        215,000.00
    3700114                            .0000       03/01/97            00
    3700114                            .0000       02/01/27            0
    0                                 6.0000       02/01/99        08/01/99
    Q72/Q72                           5.5000       03/01/99        09/01/99
      25                              9.0000          .0000           .0000
    A                                12.0000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916357                          12.5500         64,500.00        100
    BUSCH               JANICE       12.5500         64,077.92         ZZ
    24965 CRISLER                    12.0500            690.89         1
                                     19.5500            690.89         75
    TAYLOR          MI    48180      19.0500       04/28/97         86,000.00
    3700187                          12.5500       06/01/97            00
    3700187                          12.0500       05/01/27            0
    0                                 8.4000       05/01/99        11/01/99
    Q72/Q72                           7.9000       06/01/99        12/01/99
      25                             12.5500          .0000           .0000
    A                                15.5500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916358                           9.9900        225,000.00        100
    JENSEN              DARRELL       9.9900        222,362.27         ZZ
    3264 JANELLE DR                   9.4900          1,972.87         1
                                     16.9900          1,972.87         88
    SAN JOSE        CA    95148      16.4900       05/13/97        257,000.00
1


    3700347                           9.9900       07/01/97            00
    3700347                           9.4900       06/01/27            0
    0                                 5.9900       06/01/99        12/01/99
    Q72/Q72                           5.4900       07/01/99        01/01/00
      25                              9.9900          .0000           .0000
    A                                12.9900            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916359                          12.1000         63,000.00        100
    HARDING             JOHN         13.2310         62,595.73         ZZ
    1222 MARCUS                      12.7310            652.88         1
                                     19.1000            707.95         73
    YPSILANTI       MI    48198      18.6000       05/23/97         87,000.00
    3700356                          12.1000       07/01/97            00
    3700356                          11.6000       06/01/27            0
    0                                 8.5000       12/01/97        12/01/99
    Q72/Q72                           8.0000       01/01/98        01/01/00
      25                             12.1000          .0000           .0000
    A                                13.1000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916362                          11.0800         54,500.00        100
    HINKINS             KEITH        11.0800         54,059.74         ZZ
    495 LUTHERAN ST                  10.5800            522.31         1
                                     18.0800            522.31         84
    PLATTEVILLE     WI    53818      17.5800       08/25/97         65,500.00
    3700604                          11.0800       10/01/97            00
    3700604                          10.5800       09/01/27            0
    0                                 6.7360       09/01/99        09/01/99
    Q72/Q72                           6.2360       10/01/99        10/01/99
      25                             11.0800          .0000           .0000
    A                                14.0800            6              6
      360                               E            1.0000          1.0000
       7.0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916363                          10.6000         49,700.00        100
    DAVIS               BERNICE      10.6000         49,256.01         ZZ
1


    90 PARKHURST                     10.1000            458.35         1
                                     16.6000            458.35         70
    DETROIT         MI    48203      16.1000       08/01/97         71,000.00
    3700613                          10.6000       10/01/97            00
    3700613                          10.1000       09/01/27            0
    0                                 6.1000       09/01/99        09/01/99
    Q72/Q72                           5.6000       10/01/99        10/01/99
      25                             10.6000          .0000           .0000
    A                                13.6000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916364                          10.6500        113,000.00        100
    JOHNSON             HOWARD       10.6500        112,001.25         ZZ
    N7119 HONEY CREEK ROAD           10.1500          1,046.35         1
                                     17.6500          1,046.35         80
    BURLINGTON      WI    53105      17.1500       08/28/97        142,500.00
    3700677                          10.6500       10/01/97            00
    3700677                          10.1500       09/01/27            0
    0                                 6.6500       09/01/99        09/01/99
    Q72/Q72                           6.1500       10/01/99        10/01/99
      25                             10.6500          .0000           .0000
    A                                13.6500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916365                           9.0000        120,700.00        100
    SCHUNEMAN           JOHN         10.8750        119,501.72         ZZ
    96 WEST GOLDEN LAKE ROAD         10.3750            971.18         1
                                     16.0000          1,136.36         85
    CIRCLE PINES    MN    55014      15.5000       08/11/97        142,000.00
    3700720                           9.0000       10/01/97            00
    3700720                           8.5000       09/01/27            0
    0                                 5.8750       03/01/98        09/01/99
    Q72/Q72                           5.3750       04/01/98        10/01/99
      25                              9.0000          .0000           .0000
    A                                10.0000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    1916366                          11.5000         48,000.00        100
    DOLBY               MARK         11.5000         47,681.95         ZZ
    214 MOSLEY                       11.0000            475.34         1
                                     18.5000            475.34         80
    LANSING         MI    48906      18.0000       10/01/97         60,000.00
    3701211                          11.5000       12/01/97            00
    3701211                          11.0000       11/01/27            0
    0                                 7.5000       11/01/99        11/01/99
    Q72/Q72                           7.0000       12/01/99        12/01/99
      25                             11.5000          .0000           .0000
    A                                14.5000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916367                          12.1000        103,200.00        100
    GENDRUM             JOHN         13.1000        102,680.41         ZZ
    818 CARBECK                      12.6000          1,069.48         1
                                     18.1000          1,149.28         80
    ANN ARBOR       MI    48103      17.6000       11/17/97        129,000.00
    3701300                          12.1000       12/21/97            00
    3701300                          11.6000       11/21/27            0
    0                                 7.6500       05/21/98        11/21/99
    Q72/Q72                           7.1500       06/21/98        12/21/99
      25                             12.1000          .0000           .0000
    A                                13.1000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916368                          12.4900         89,700.00        100
    BURNS               JUDY         12.4900         88,734.95         ZZ
    923 MAPLE STREET                 11.9900            956.63         1
                                     18.9900            956.63         65
    EVERETT         WA    98201      18.4900       06/26/96        138,000.00
    4008665                          12.4900       08/15/96            00
    4008665                          11.9900       07/15/26            0
    0                                 6.7500       07/15/98        07/15/99
    Q72/Q72                           6.2500       08/15/98        08/15/99
      25                             12.4900          .0000           .0000
    A                                15.4900            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916369                          12.0000         79,950.00        100
    SMITH               RANDY        12.8750         79,140.00         ZZ
    768 BROADVIEW STREET             12.3750            822.38         1
                                     19.0000            876.13         65
    SPRING VALLEY   CA    91977      18.5000       07/10/96        123,000.00
    4008727                          12.0000       09/01/96            00
    4008727                          11.5000       08/01/26            0
    0                                 7.1000       02/01/97        08/01/99
    Q72/Q72                           6.6000       03/01/97        09/01/99
      25                             12.0000          .0000           .0000
    A                                13.5000            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916370                          13.5000        450,000.00        100
    GUNACA              MICHAEL      14.0000        446,481.12         ZZ
    5213 WINDJAMMER ROAD             13.5000          5,154.35         1
                                     20.0000          5,330.63         52
    PLANO           TX    75093      19.5000       07/19/96        870,000.00
    4008763                          13.5000       09/01/96            00
    4008763                          13.0000       08/01/26            0
    0                                 8.1500       02/01/97        08/01/99
    Q72/Q72                           7.6500       03/01/97        09/01/99
      25                             13.5000          .0000           .0000
    A                                14.5000            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916371                          12.7500        129,025.00        100
    BARATTOLO           JAMES        14.7500        128,104.80         ZZ
    248 SANDRINGHAM ROAD             14.2500          1,402.11         1
                                     19.7500          1,604.15         65
    CHERRY HILL     NJ    08003      19.2500       08/23/96        198,500.00
    4008941                          12.7500       10/01/96            00
    4008941                          12.2500       09/01/26            0
    0                                 9.2500       03/01/97        09/01/99
    Q72/Q72                           8.7500       04/01/97        10/01/99
      25                             12.7500          .0000           .0000
    A                                14.2500            6              6
1


      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916373                           9.0000        119,000.00        100
    MURRAY              KARL         11.2500        116,705.26         ZZ
    3110 EAST OLIVE STREET           10.7500            957.51         1
                                     15.5000          1,150.05         61
    SEATTLE         WA    98122      15.0000       05/31/96        197,000.00
    4009012                           9.0000       07/15/96            00
    4009012                           8.5000       06/15/26            0
    0                                 6.2500       06/15/98        06/15/99
    Q72/Q72                           5.7500       07/15/98        07/15/99
      25                              9.0000          .0000           .0000
    A                                12.0000            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916374                          11.2500         39,950.00        100
    MILLER              LEROY        11.2500         39,394.26         ZZ
    206 CHURCH STREET                10.7500            388.02         1
                                     18.2500            388.02         85
    BROOKNEAL       VA    24528      17.7500       06/29/96         47,000.00
    4010304                            .0000       08/01/96            00
    4010304                            .0000       07/01/26            0
    0                                 5.9000       07/01/99        07/01/99
    Q72/Q72                           5.4000       08/01/99        08/01/99
      25                             11.2500          .0000           .0000
    A                                14.2500            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916376                           8.4900         78,400.00        100
    DAY                 STANLEY      10.2500         76,466.08         ZZ
    1114 E. 12TH AVENUE               9.7500            602.27         1
                                     15.4900            700.26         80
    SPOKANE         WA    99202      14.9900       11/27/95         98,000.00
    4010554                           8.4900       01/01/96            00
    4010554                           7.9900       12/01/25            0
    0                                 5.2500       06/01/96        12/01/99
1


    Q72/Q72                           4.7500       07/01/96        01/01/00
      25                              8.4900          .0000           .0000
    A                                 9.7400            6              6
      360                               E            1.2500          1.2500
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916377                           9.7500         66,750.00        100
    ATWOOD              RODNEY        9.7500         64,544.74         ZZ
    74520 DEAL ROAD                   9.2500            573.49         8
                                     15.7500            573.49         74
    RAINIER         OR    97048      15.2500       12/29/94         91,000.00
    4010607                           9.7500       02/01/95            00
    4010607                           9.2500       01/01/25            0
    0                                 3.8750       01/01/96        01/01/00
    Q72/Q72                           3.3750       02/01/96        02/01/00
      45                              9.7500          .0000           .0000
    A                                11.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           23             0           00/00/00
                                        O             .0000


    1916379                          11.0000        150,000.00        100
    TOWNS               MATTHEW      11.2500        148,163.43         ZZ
    8302 MOURNING DOVE ROAD          10.7500          1,428.49         1
                                     17.0000          1,458.67         75
    RALEIGH         NC    27615      16.5000       07/11/96        200,000.00
    4500016                          11.0000       09/01/96            00
    4500016                          10.5000       08/01/26            0
    0                                 6.1250       02/01/97        08/01/99
    Q72/Q72                           5.6250       03/01/97        09/01/99
      25                             11.0000          .0000           .0000
    A                                12.0000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916380                           7.5500         91,000.00        100
    GUNDERSON           DONALD       10.5500         89,126.67         ZZ
    29113 GIMPL HILL RD              10.0500            639.40         1
                                     14.5500            833.31         65
    EUGENE          OR    97402      14.0500       03/06/96        140,000.00
1


    4500169                           7.5500       05/01/96            00
    4500169                           7.0500       04/01/26            0
    0                                 5.3000       10/01/96        10/01/99
    Q72/Q72                           4.8000       11/01/96        11/01/99
      45                              7.5500          .0000           .0000
    A                                 9.0500            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916381                           9.5500         50,000.00        100
    WILLIAMS            DENICE       11.0000         48,850.12         ZZ
    1431 DWIGHT WAY                  10.5000            422.25         1
                                     16.0500            472.13         36
    BERKELEY        CA    94702      15.5500       05/23/96        142,000.00
    4500178                           9.5500       08/01/96            00
    4500178                           9.0500       07/01/26            0
    0                                 5.7500       07/01/98        07/01/99
    Q72/Q72                           5.2500       08/01/98        08/01/99
      45                              9.5500          .0000           .0000
    A                                16.0500            6              6
      360                               9            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916382                          12.7000         97,500.00        100
    BRINKMAN            CRAIG        12.7500         96,253.67         ZZ
    20109 31ST STREET                12.2500          1,055.73         1
                                     19.7000          1,057.35         65
    BRISTOL         WI    53104      19.2000       06/04/96        150,000.00
    4500187                          12.7000       08/01/96            00
    4500187                          12.2000       07/01/26            0
    0                                 7.5000       01/01/97        07/01/99
    Q72/Q72                           7.0000       02/01/97        08/01/99
      45                             12.7000          .0000           .0000
    A                                14.2000            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916383                          11.7800         29,400.00        100
    TAYLOR              ANTHONY      12.0000         29,040.59         ZZ
1


    1018 BITTNER                     11.5000            297.44         1
                                     18.7800            302.20         66
    ST. LOUIS       MO    63147      18.2800       06/26/96         45,000.00
    4500365                          11.7800       09/01/96            00
    4500365                          11.2800       08/01/26            0
    0                                 6.8800       02/01/97        08/01/99
    Q72/Q72                           6.3800       03/01/97        09/01/99
      45                               .0000          .0000           .0000
    A                                  .0000            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916384                           9.9000        120,000.00        100
    ESTRADA             MARTHA       11.0000        118,151.55         ZZ
    10942 BURNET AVE                 10.5000          1,044.23         1
                                     16.4000          1,139.68         75
    MISSION HILLS   CA    91345      15.9000       10/08/96        160,000.00
    4500472                           9.9000       12/01/96            00
    4500472                           9.4000       11/01/26            0
    0                                 6.0000       11/01/98        11/01/99
    Q72/Q72                           5.5000       12/01/98        12/01/99
      45                              9.9900          .0000           .0000
    A                                16.4000            6              6
      360                               9            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916385                          10.4900         65,000.00        100
    KNIGHT              MARTHA       10.4900         64,116.61         ZZ
    1863 OAK ST                       9.9900            594.09         1
                                     16.9900            594.09         52
    COLUMBUS        OH    43205      16.4900       11/04/96        125,000.00
    4500533                          10.4900       01/01/97            00
    4500533                           9.9900       12/01/26            0
    0                                 7.2600       12/01/98        12/01/99
    Q72/Q72                           6.7600       01/01/99        01/01/00
      45                             10.4900          .0000           .0000
    A                                16.9900            6              6
      360                               9            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    1916386                           8.2500        172,800.00        100
    BORRAYO             GUADALUPE    10.7500        169,419.43         ZZ
    32451 WATER GULCH ROAD           10.2500          1,298.19         1
                                     14.7500          1,602.16         80
    COARSEGOLD      CA    93614      14.2500       11/01/96        216,000.00
    4500551                           8.2500       01/01/97            00
    4500551                           7.7500       12/01/26            0
    0                                 5.7500       12/01/98        12/01/99
    Q72/Q72                           5.2500       01/01/99        01/01/00
      45                              8.2500          .0000           .0000
    A                                14.7500            6              6
      360                               9            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916387                          10.8750        150,000.00        100
    RAVAGO              SOFRONIO     10.8750        147,896.79         ZZ
    9404 N OLIPHANT                  10.3750          1,414.34         1
                                     16.8750          1,414.34         69
    MORTON GROVE    IL    60053      16.3750       08/02/96        220,000.00
    4500659                          10.8750       10/01/96            00
    4500659                          10.3750       09/01/26            0
    0                                 5.2500       09/01/99        09/01/99
    Q72/Q72                           4.7500       10/01/99        10/01/99
      45                             10.8750          .0000           .0000
    A                                13.8750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916388                           8.7500         21,100.00        100
    CARPENTER           MARIAN        8.7500          9,652.58         ZZ
    202 SECOND ST                     8.2500            165.99         1
                                     14.7500            165.99         65
    TRINITY         TX    75862      14.2500       11/27/96         32,500.00
    4500739                           8.7500       01/01/97            00
    4500739                           8.2500       12/01/26            0
    0                                 5.1250       12/01/99        12/01/99
    Q72/Q72                           4.6250       01/01/00        01/01/00
      45                               .0000          .0000           .0000
    A                                11.7500           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916390                           9.2500        195,000.00        100
    JENZEN              WILLIAM      11.8750        192,719.69         ZZ
    1152 ELFORD CT                   11.3750          1,604.22         1
                                     15.7500          1,982.53         65
    GROSSE POINTE   MI    48236      15.2500       01/16/97        300,000.00
    4500757                            .0000       03/01/97            00
    4500757                            .0000       02/01/27            0
    0                                 6.7500       08/01/97        08/01/99
    Q72/Q72                           6.2500       09/01/97        09/01/99
      25                              9.2500          .0000           .0000
    A                                10.2500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916392                          13.1250         31,200.00        100
    NIXON               SANDRA       13.1250         29,771.60         ZZ
    718 W 4TH STREET                 12.6250            348.19         1
                                     19.6250            342.25         53
    PROCTOR         MN    55810      19.1250       06/24/96         59,000.00
    4501113                          13.1250       08/01/96            00
    4501113                          12.6250       07/01/26            0
    0                                 7.0100       07/01/98        07/01/99
    Q72/Q72                           6.5100       08/01/98        08/01/99
      45                               .0000          .0000           .0000
    A                                  .0000            6              6
      360                               9            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916393                          11.1000         73,875.00        100
    OFFETT              PARTHENYA    12.2500         72,971.71         ZZ
    3749 S ELLIS AVE                 11.7500            709.12         1
                                     18.1000            773.13         75
    CHICAGO         IL    60653      17.6000       07/15/96         98,500.00
    4501131                          11.1000       09/01/96            00
    4501131                          10.6000       08/01/26            0
    0                                 6.5100       02/01/97        08/01/99
    Q72/Q72                           6.0100       03/01/97        09/01/99
      45                               .0000          .0000           .0000
    A                                  .0000            6              6
1


      360                               9            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           07             0           00/00/00
                                        O             .0000


    1916394                          13.8000         23,800.00        100
    TAYLOR              DELORES      15.2500         22,280.25         ZZ
    1804 NORTH PARK                  14.7500            313.76         1
                                     20.8000            336.37         70
    EAST ST LOUIS   IL    62204      20.3000       07/12/96         34,000.00
    4501140                          13.8000       09/01/96            00
    4501140                          13.3000       08/01/11            0
    0                                 9.3100       02/01/97        08/01/99
    Q72/Q72                           8.8100       03/01/97        09/01/99
      45                               .0000          .0000           .0000
    A                                  .0000            6              6
      180                               9            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916396                          10.6500        190,000.00        100
    KRAMER              NANCY        11.8750        187,566.39         ZZ
    21003 LADEENE AVE                11.3750          1,759.35         4
                                     17.1500          1,931.81         49
    TORRANCE        CA    90503      16.6500       09/20/96        395,000.00
    4501168                          10.6500       12/01/96            00
    4501168                          10.1500       11/01/26            0
    0                                 6.7600       11/01/98        11/01/99
    Q72/Q72                           6.2600       12/01/98        12/01/99
      45                             10.6500          .0000           .0000
    A                                17.1500            6              6
      360                               9            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           23             0           00/00/00
                                        N             .0000


    1916397                           9.7500        114,400.00        100
    JIMENEZ             MANUEL        9.7500        112,595.13         ZZ
    32 HOOD STREET                    9.2500            982.87         1
                                     16.2500            982.87         80
    HAYWOOD         CA    94541      15.7500       10/17/96        143,000.00
    4501248                           9.7500       01/01/97            00
    4501248                           9.2500       12/01/26            0
    0                                 6.4600       12/01/98        12/01/99
1


    Q72/Q72                           5.9600       01/01/99        01/01/00
      45                              9.7500          .0000           .0000
    A                                16.2500            6              6
      360                               9            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916398                          11.7500         35,000.00        100
    FOULKS              CAROLE       11.7500         34,715.00         ZZ
    632 TANEY STREET                 11.2500            353.30         1
                                     18.2500            353.30         65
    GARY            IN    46404      17.7500       05/01/97         54,000.00
    4501382                            .0000       07/01/97            00
    4501382                            .0000       06/01/27            0
    0                                 6.6250       06/01/99        12/01/99
    Q72/Q72                           6.1250       07/01/99        01/01/00
      25                             11.7500          .0000           .0000
    A                                14.7500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916399                           8.3750        129,600.00        100
    MERCADO             JOSE          8.2500        111,422.47         ZZ
    10 SUNRISE ROAD                   7.7500            985.05         1
                                     14.3750            942.19         89
    OLD BRIDGE      NJ    08857      13.8750       09/19/89        146,000.00
    4700336                            .0000       11/01/89            10
    4700336                            .0000       10/01/19            0
    0                                 3.0000       10/01/90        10/01/99
    Q72/Q72                           2.5000       11/01/90        11/01/99
      45                              6.3750          .0000           .0000
    A                                10.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916400                           6.2500         77,600.00        100
    EMERT               GLENN         8.7500         72,793.67         ZZ
    RR 2 BOX 17                       8.2500            477.80         1
                                     11.2500            600.72         80
    MONTGOMERY      PA    17752      10.7500       01/19/94         97,000.00
1


    4700835                            .0000       03/01/94            00
    4700835                            .0000       02/01/24            0
    0                                 3.2500       02/01/95        02/01/00
    Q72/Q72                           2.7500       03/01/95        03/01/00
      45                              4.2500          .0000           .0000
    A                                 8.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              01          02/01/95
        .0000                           05             D           02/01/99
                                        O            1.5000


    1916401                          12.0000         27,500.00        100
    GRENINGER           JAMES         7.5000         11,687.52         ZZ
    RR 2 BOX 184                      7.0000            302.81         1
                                       .0000            228.99         80
    LOGANTON        PA    17747        .0000       07/28/84         34,500.00
    4700862                            .0000       08/25/84            00
    4700862                            .0000       07/25/04            0
    0                                  .0000       08/01/85        08/01/99
    Q72/Q72                            .0000       09/01/85        09/01/99
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      240                               K            2.0000          2.0000
        .0000                           S              D              .2500
        .0000                           S              D              .2500
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916402                           6.0000         70,400.00        100
    STOUT               SCOTT         8.0000         58,816.50         ZZ
    RD 288 HYNER ROAD                 7.5000            594.08         1
                                     11.0000            717.90         77
    HYNER           PA    17738      10.5000       04/18/94         92,000.00
    4700960                            .0000       06/01/94            00
    4700960                            .0000       05/01/09            0
    0                                 3.2500       05/01/95        05/01/00
    Q72/Q72                           2.7500       06/01/95        06/01/00
      45                              4.0000          .0000           .0000
    A                                 8.0000           12             12
      180                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              01          05/01/95
        .0000                           05             K           05/01/99
                                        O            1.5000


    1916403                           9.3750         32,082.00        100
    THORN               PHILIP        8.0000         28,398.61         ZZ
1


    RD 2 BOX 68                       7.5000            266.85         1
                                     15.3750            235.97         87
    NORTH BINGHAM   PA    16941      14.8750       09/07/89         37,086.00
    4701200                            .0000       11/01/89            00
    4701200                            .0000       10/01/19            0
    0                                 2.7500       10/01/90        10/01/99
    Q72/Q72                           2.2500       11/01/90        11/01/99
      45                              7.3750          .0000           .0000
    A                                11.3750           12             12
      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              01          10/01/90
        .0000                           05             D           10/01/94
                                        O             .3750


    1916405                           7.2500         60,000.00        100
    JOHNSON             JOSEPH        8.2500         59,587.30         ZZ
    RR1 BOWBRIDGE ROAD 141A           7.7500            409.31         1
                                     12.2500            482.10         96
    LITTLE MEADOWS  PA    18830      11.7500       05/29/92         63,000.00
    4701308                            .0000       07/01/92            00
    4701308                            .0000       06/01/22            0
    0                                 3.0000       06/01/93        06/01/00
    Q72/Q72                           2.5000       07/01/93        07/01/00
      45                              6.2500          .0000           .0000
    A                                 9.2500           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916406                           9.0000         58,000.00        100
    BALOGH              JOSEPH        9.0000         54,493.94         ZZ
    212 LODER AVENUE                  8.5000            486.73         1
                                     14.0000            486.73         79
    ENDICOTT        NY    13760      13.5000       10/28/94         74,000.00
    4701424                            .0000       12/01/94            00
    4701424                            .0000       11/01/19            0
    0                                 2.7500       11/01/04        11/01/04
    Q72/Q72                           2.2500       12/01/04        12/01/04
      45                              7.0000          .0000           .0000
    A                                11.0000           12             12
      300                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    1916407                           7.6250         81,900.00        100
    HOGAN               CHARLES       7.2500         82,404.11         ZZ
    107 HOPKINS STREET                6.7500            579.69         1
                                     12.6250            590.25         90
    SAYRE           PA    18840      12.1250       01/13/95         91,000.00
    4701451                            .0000       04/01/95            00
    4701451                            .0000       03/01/25            0
    0                                 2.7500       03/01/96        03/01/00
    Q72/Q72                           2.2500       04/01/96        04/01/00
      45                              5.6250          .0000           .0000
    A                                 9.6250           12             12
      360                               1            2.0000          2.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              01          03/01/96
        .0000                           05             D           03/01/00
                                        O            1.5000


    1916408                           9.3750         58,000.00        100
    PIACENZA            JOSEPH        6.6800         46,953.43         ZZ
    LOT 109 SEC 1                     6.1800            482.41         1
                                     14.3750            394.91         90
    BUSHKILL        PA    18324      13.8750       10/14/85         65,000.00
    4701889                            .0000       12/01/85            10
    4701889                            .0000       11/01/15           25
    0                                 2.5000       12/01/86        12/01/99
    Q72/Q72                           2.0000       01/01/87        01/01/00
      45                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            1.5000          1.5000
       5.0000                           X              X              .0000
        .0000                           X              X              .0000
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916409                           9.9900         68,000.00        100
    CHERNOW-MAGSIG      JUDITH        9.9900         67,382.13         ZZ
    1070 HUMBOLDT AVENU               9.4900            596.25         1
                                     16.4900            596.25         78
    WEST ST PAUL    MN    55118      15.9900       10/15/97         88,000.00
    8000155                           9.9900       12/01/97            00
    8000155                           9.4900       11/01/27            0
    0                                 6.5000       11/01/99        11/01/99
    Q72/Q72                           6.0000       12/01/99        12/01/99
      25                              9.9900          .0000           .0000
    A                                12.9900            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916411                           7.0000        164,571.00        100
    ARKALIS             DENISE        8.0000        160,413.45         ZZ
    21 WILMINGTON ROAD                7.5000          1,094.89         1
                                     12.0000          1,204.99         97
    BURLINGTON      MA    01803      11.5000       05/01/97        170,000.00
    8000655                           2.0000       06/01/97            98
    8000655                           1.5000       05/01/27            0
    0                                 2.7500       07/01/98        07/01/99
    Q72/Q72                           2.2500       08/01/98        08/01/99
      30                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       5.0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916412                           7.5000        137,884.00        100
    VALERIO             ROSA          8.3750        134,249.83         ZZ
    177 STECKEL DRIVE                 7.8750            964.10         1
                                     12.5000          1,046.07         99
    SANTA PAULA     CA    93060      12.0000       06/21/96        139,900.00
    8000691                           2.5000       08/01/96            98
    8000691                           2.0000       07/01/26            0
    0                                 2.7500       10/01/97        10/01/99
    Q72/Q72                           2.2500       11/01/97        11/01/99
      30                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       5.0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916413                           7.3750        224,900.00        100
    MERCADO             LILIOSA       8.2500        210,984.89         ZZ
    502 SOUTH HARVARD BLVD            7.7500          1,553.33         1
                                     13.3750          1,657.09         82
    LOS ANGELES     CA    90020      12.8750       06/25/96        275,000.00
    8000708                            .0000       08/01/96            11
    8000708                            .0000       07/01/26           25
    0                                 2.8750       07/01/97        07/01/99
    Q72/Q72                           2.3750       08/01/97        08/01/99
      45                              5.3750          .0000           .0000
    A                                 9.3750           12             12
1


      360                               1            2.0000          2.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916414                           6.5000         72,035.00        100
    GONZALES            ALVARO        8.1250         69,308.86         ZZ
    1225 IRIS STREET                  7.6250            455.31         1
                                     11.5000            529.57         98
    WASCO           CA    93280      11.0000       03/26/96         74,000.00
    8000717                           1.5000       05/01/96            98
    8000717                           1.0000       04/01/26            0
    0                                 2.7500       07/01/97        07/01/99
    Q72/Q72                           2.2500       08/01/97        08/01/99
      30                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       5.0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916415                           4.2500        134,800.00        100
    CARBONEL            JESUS         8.5000        126,554.74         ZZ
    7504 BUSH GARDEN AVENUE           8.0000            663.13         1
                                     10.5000          1,024.08         69
    LAS VEGAS       NV    89129      10.0000       12/07/93        197,900.00
    8000735                            .0000       02/01/94            00
    8000735                            .0000       01/01/24            0
    0                                 2.7500       07/01/94        07/01/99
    Q72/Q72                           2.2500       08/01/94        08/01/99
      25                              3.2500          .0000           .0000
    A                                 5.2500            6              6
      360                               E            1.0000          1.0000
       6.2500                           S              N              .1250
        .0000                           S              N              .1250
       4.2500                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916417                           7.0000         48,350.00        100
    WILLIAMS            RANDY         8.0000         46,968.24         ZZ
    3412 HOLT STREET                  7.5000            321.68         1
                                     12.0000            353.96        101
    CHARLOTTE       NC    28205      11.5000       06/14/96         48,000.00
    8001468                           2.0000       08/01/96            00
    8001468                           1.5000       07/01/26            0
    0                                 2.5000       10/01/97        10/01/99
1


    Q72/Q72                           2.0000       11/01/97        11/01/99
      30                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       5.0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916418                           9.7500         54,000.00        100
    HARRIS              CHARLES      11.7500         53,578.89         ZZ
    253 MONTGOMERY STREET            11.2500            463.95         3
                                     16.2500            544.06         63
    NEWBURGH        NY    12250      15.7500       11/20/97         86,000.00
    8001869                           9.7500       01/01/98            00
    8001869                           9.2500       12/01/27            0
    0                                 6.3750       06/01/98        12/01/99
    Q72/Q72                           5.8750       07/01/98        01/01/00
      25                              9.7500          .0000           .0000
    A                                10.7500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           23             0           00/00/00
                                        O             .0000


    1916420                           9.7500        315,000.00        100
    EMRY                SCOTT         9.7500        312,163.78         ZZ
    3041 SOUTH WHITEPOST WAY          9.2500          2,706.34         1
                                     16.2500          2,706.34         90
    EAGLE           ID    83616      15.7500       11/20/97        350,000.00
    8001932                           9.7500       01/01/98            00
    8001932                           9.2500       12/01/27            0
    0                                 7.2500       12/01/99        12/01/99
    Q72/Q72                           6.7500       01/01/00        01/01/00
      25                              9.7500          .0000           .0000
    A                                12.7500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916421                          10.7500         66,625.00        100
    HAYNES              JEFFREY      10.7500         66,166.45         ZZ
    1214 ROBIN ROAD                  10.2500            621.94         1
                                     17.2500            621.94         65
    MAHOMET         IL    61853      16.7500       12/24/97        102,500.00
1


    8001938                          10.7500       02/01/98            00
    8001938                          10.2500       01/01/28            0
    0                                 6.7500       01/01/00        01/01/00
    Q72/Q72                           6.2500       02/01/00        02/01/00
      25                             10.7500          .0000           .0000
    A                                13.7500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916422                           9.7500        116,400.00        100
    AN                  CHI           9.7500        115,486.94         ZZ
    3831 GALACTICA DRIVE              9.2500          1,000.06         1
                                     16.2500          1,000.06         81
    ANCHORAGE       AK    99517      15.7500       02/09/98        144,000.00
    8001962                           9.7500       04/01/98            00
    8001962                           9.2500       03/01/28            0
    0                                 6.5000       03/01/00        03/01/00
    Q72/Q72                           6.0000       04/01/00        04/01/00
      25                              9.7500          .0000           .0000
    A                                12.7500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916423                          10.7500         33,600.00        100
    EDWARDS             GILBERT      10.7500         33,397.87         ZZ
    4168 INVERRARY DRIVE #312        10.2500            313.65         1
                                     17.2500            313.65         68
    LAUDERHILL      FL    33319      16.7500       03/03/98         49,500.00
    8001992                          10.7500       04/01/98            00
    8001992                          10.2500       03/01/28            0
    0                                 6.7500       03/01/00        03/01/00
    Q72/Q72                           6.2500       04/01/00        04/01/00
      25                             10.7500          .0000           .0000
    A                                13.7500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           07             0           00/00/00
                                        O             .0000


    1916424                          10.7500        106,500.00        100
    HARDNICK            HOSEA        10.7500        105,578.05         ZZ
1


    349 E. 244 ST                    10.2500            994.16         1
                                     16.7500            994.16         89
    EUCLID          OH    44123      16.2500       09/19/97        120,000.00
    8003861                          10.7500       10/24/97            00
    8003861                          10.2500       09/24/27            0
    0                                 6.2000       09/24/99        09/24/99
    Q72/Q72                           5.7000       10/24/99        10/24/99
      25                             10.7500          .0000           .0000
    A                                13.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916426                          13.4000         76,500.00        100
    ROLLEN              STEVELT      13.4000         76,202.65         ZZ
    1221 PRESCOTT ROAD               12.9000            870.23         1
                                     19.4000            870.23         90
    MEMPHIS         TN    38111      18.9000       12/17/97         85,000.00
    8003897                          13.4000       02/01/98            00
    8003897                          12.9000       01/01/28            0
    0                                 9.1500       01/01/00        01/01/00
    Q72/Q72                           8.6500       02/01/00        02/01/00
      45                             13.4000          .0000           .0000
    A                                16.4000            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916427                           9.4000         65,900.00        100
    ROMAN               ROSE         10.6250         64,186.53         ZZ
    3822 RAMBLER AVENUE              10.1250            549.33         1
                                     15.4000            607.85        100
    ST CLOUD        FL    34772      14.9000       03/21/95         66,000.00
    8004158                           5.9500       05/01/95            00
    8004158                           5.4500       04/01/25            0
    0                                 4.8000       10/01/95        10/01/99
    Q72/Q72                           4.3000       11/01/95        11/01/99
       5                              8.4000          .0000           .0000
    A                                10.4000            6              6
      360                               9B           1.0000          1.0000
       6.0000                           S              U              .1250
        .0000                           S              U              .1250
       3.4500                           2              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000
1




    1916428                           9.0000         96,000.00        100
    RAMOSO              WILLIAM       9.8750         93,591.10         ZZ
    2782 WADSWORTH ROAD               9.3750            772.44         1
                                     15.0000            834.91         94
    NORTON          OH    44203      14.5000       05/03/95        103,000.00
    8004179                           9.0000       07/01/95            00
    8004179                           8.5000       06/01/25            0
    0                                 4.7000       12/01/95        06/01/99
    Q72/Q72                           4.2000       01/01/96        07/01/99
       5                              9.0000          .0000           .0000
    A                                10.0000            6              6
      360                               9B           1.0000          1.0000
       6.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916429                           7.9500         67,900.00        100
    HICKS               MELVIN       10.0000         66,190.01         ZZ
    9427 PATTONWOOD                   9.5000            495.87         1
                                     14.9500            596.36        100
    ST LOUIS        MO    63136      14.4500       05/02/95         67,900.00
    8004182                           7.9500       07/01/95            00
    8004182                           7.4500       06/01/25            0
    0                                 5.0000       09/01/95        06/01/99
    Q72/Q72                           4.5000       10/01/95        08/01/99
       5                              7.9500          .0000           .0000
    A                                 8.9500            1              1
      360                               9B           2.0000          2.0000
       7.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916430                           7.9500         85,000.00        100
    FORAND              MARYANN      11.0000         81,523.91         ZZ
    115 BROAD STREET                 10.5000            620.74         1
                                     14.9500            792.89         85
    MANCHESTER      CT    06040      14.4500       06/02/95        100,000.00
    8004218                           7.9500       08/01/95            00
    8004218                           7.4500       07/01/25            0
    0                                 6.0000       10/01/95        06/01/99
    Q72/Q72                           5.5000       11/01/95        08/01/99
       5                              7.9500          .0000           .0000
    A                                 8.9500            1              1
      360                               9B           2.0000          2.0000
       7.0000                           S              U              .1250
        .0000                           S              U              .1250
1


        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916431                           8.9000        125,100.00        100
    WILSON              STANLEY      11.7500        122,440.64         ZZ
    5725 HALYARD DRIVE               11.2500            997.60         1
                                     14.9000          1,259.12         90
    YOUNGSVILLE     NC    27596      14.4000       05/26/95        139,000.00
    8004281                           8.9000       07/02/95            00
    8004281                           8.4000       06/02/25            0
    0                                 5.9500       12/02/95        06/02/99
    Q72/Q72                           5.4500       01/02/96        07/02/99
       5                              8.9000          .0000           .0000
    A                                 9.9000            6              6
      360                               9B           1.0000          1.0000
       6.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916432                          11.9900         56,400.00        100
    NEITZEL             GEORGE       10.3750         55,647.06         ZZ
    248-256 WEST 202ND STREET         9.8750            579.70         1
                                     17.9900            512.06         80
    CHICAGO HEIGHT  IL    60411      17.4900       07/12/96         70,500.00
    8004557                            .0000       09/01/96            00
    8004557                            .0000       08/01/26            0
    0                                 5.2500       02/01/97        08/01/99
    Q72/Q72                           4.7500       03/01/97        09/01/99
      25                             11.9900          .0000           .0000
    A                                12.9900            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916433                           9.8500         63,750.00        100
    WALLACE             CAROL         9.8500         62,945.61         ZZ
    624 HICKOCK AVENUE                9.3500            552.40         1
                                     15.8500            552.40         90
    CHICAGO         IL    60466      15.3500       04/21/97         71,000.00
    8004560                           9.8500       06/01/97            00
    8004560                           9.3500       05/01/27            0
    0                                 5.2500       05/01/99        11/01/99
    Q72/Q72                           4.7500       06/01/99        12/01/99
       5                              9.8500          .0000           .0000
    A                                12.8500            6              6
1


      360                               9B           1.0000          1.0000
       6.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916434                           9.8000         64,800.00        100
    GARY                SHERRON      10.6250         63,852.27         ZZ
    123 SAVANAH WOODS CIRCLE         10.1250            559.11         1
                                     15.8000            597.67         80
    WEST COLUMBIA   SC    29170      15.3000       12/19/96         81,000.00
    8004578                           9.8000       02/01/97            00
    8004578                           9.3000       01/01/27            0
    0                                 5.5000       01/01/99        07/01/99
    Q72/Q72                           5.0000       02/01/99        08/01/99
       5                              9.8000          .0000           .0000
    A                                12.8000            6              6
      360                               9B           1.0000          1.0000
       6.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916435                          12.2000         41,600.00        100
    ECKERT              A            12.2000         41,441.85         ZZ
    1545 VANCE AVENUE                11.7000            434.32         1
                                     19.2000            434.32         80
    FORT WAYNE      IN    46805      18.7000       04/09/98         52,000.00
    8004983                          12.2000       06/01/98            00
    8004983                          11.7000       05/01/28            0
    0                                 8.2000       05/01/00        05/01/00
    Q72/Q72                           7.7000       06/01/00        06/01/00
      25                             12.2000          .0000           .0000
    A                                15.2000            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916436                           9.8750         83,700.00        100
    RUSCH               JOE           9.8750         82,914.69         ZZ
    115 BALCOMBE ROAD                 9.3750            726.81         1
                                     15.8750            726.81         90
    ROCKY POINT     NC    28457      15.3750       10/02/97         93,000.00
    8004989                           9.8750       12/01/97            00
    8004989                           9.3750       11/01/27            0
    0                                 4.8750       11/01/99        11/01/99
1


    Q72/Q72                           4.3750       12/01/99        12/01/99
      45                              9.8750          .0000           .0000
    A                                12.8750            6              6
      360                               9            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           27             0           00/00/00
                                        O             .0000


    1916437                           6.5000        139,300.00        100
    MANUS               MASHAWN       6.5000        135,649.04         ZZ
    7223 FLAG HARBOR DRIVE            6.0000            880.48         1
                                     11.5000            880.48         96
    FORESTVILLE     MD    20746      11.0000       02/21/97        145,750.00
    8005022                           1.5000       04/01/97            98
    8005022                           1.0000       03/01/27            0
    0                                 2.7500       07/01/98        07/01/99
    Q72/Q72                           2.2500       08/01/98        08/01/99
      30                               .0000          .0000           .0000
    A                                  .0000           12             12
      360                               1            1.0000          1.0000
       5.0000                           S              N              .1250
        .0000                           S              N              .1250
       5.0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916438                          11.2500         45,000.00        100
    WILFORD             SHARON       11.2500         44,331.67         ZZ
    1831 CENTRAL AVENUE              10.7500            437.07         1
                                     17.7500            437.07         65
    EAST ST LOUIS   IL    62201      17.2500       04/15/96         70,000.00
    8005223                          11.2500       06/01/96            00
    8005223                          10.7500       05/01/26            0
    0                                 6.2600       05/01/98        11/01/99
    Q72/Q72                           5.7600       06/01/98        12/01/99
      45                               .0000          .0000           .0000
    A                                  .0000            6              6
      360                               9            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916439                          14.0500         19,000.00        100
    WILLIAMS            ARDIS        15.3750         18,878.47         ZZ
    570 N 22ND STREET                14.8750            225.88         1
                                     21.0500            245.85         64
    EAST ST LOUIS   IL    62205      20.5500       05/22/96         30,000.00
1


    8005244                          14.0500       07/01/96            00
    8005244                          13.5500       06/01/26            0
    0                                 9.3100       12/01/96        12/01/99
    Q72/Q72                           8.8100       01/01/97        01/01/00
      45                               .0000          .0000           .0000
    A                                  .0000            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916440                          10.6500        150,975.00        100
    CLACK               HERBERT      10.6500        149,778.60         ZZ
    2154 BROWNINGS TRACE             10.1500          1,397.99         1
                                     16.6500          1,397.99         89
    TUCKER          GA    30084      16.1500       10/17/97        170,000.00
    8005355                          10.6500       12/01/97            00
    8005355                          10.1500       11/01/27            0
    0                                 6.2500       11/01/99        11/01/99
    Q72/Q72                           5.7500       12/01/99        12/01/99
      25                             10.6500          .0000           .0000
    A                                13.6500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916441                           9.8500         94,500.00        100
    WRIGHT              HERBERT      10.8750         93,143.87         ZZ
    52 LINWOOD DRIVE                 10.3750            818.85         1
                                     16.8500            891.18         79
    BLOOMFIELD      CT    06002      16.3500       07/24/96        120,000.00
    8005379                           9.8500       09/01/96            00
    8005379                           9.3500       08/01/26            0
    0                                 5.8750       02/01/97        08/01/99
    Q72/Q72                           5.3750       03/01/97        09/01/99
      45                               .0000          .0000           .0000
    A                                  .0000            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916442                          12.7700         68,750.00        100
    GILMORE             CLARENCE     12.7700         68,145.77         ZZ
1


    1515 WEST 64TH STREET            12.2700            748.17         1
                                     19.7700            748.17         55
    LOS ANGELES     CA    90047      19.2700       10/09/96        125,000.00
    8005394                          12.7700       12/01/96            00
    8005394                          12.2700       11/01/26            0
    0                                 9.3000       11/01/01        11/01/01
    Q72/Q72                           8.8000       12/01/01        12/01/01
      45                             12.7700          .0000           .0000
    A                                14.2700            6              6
      360                               9            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916443                          13.1500        103,200.00        100
    LIGHT               PAUL         13.7500        102,811.12         ZZ
    310 HAMPTON                      13.2500          1,153.71         1
                                     19.1500          1,202.19         80
    DURAND          MI    48429      18.6500       01/16/98        129,000.00
    8005469                          13.1500       02/21/98            00
    8005469                          12.6500       01/21/28            0
    0                                 7.9900       07/21/98        07/21/99
    Q72/Q72                           7.4900       08/21/98        08/21/99
      25                             13.1500          .0000           .0000
    A                                14.1500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916444                          10.8750         96,000.00        100
    DUMAS               CAROL        10.8750         95,397.19         ZZ
    849 E 119TH STREET               10.3750            905.18         1
                                     17.8750            905.18         75
    LOS ANGELES     CA    90059      17.3750       01/23/98        128,000.00
    8005490                          10.8750       03/01/98            00
    8005490                          10.3750       02/01/28            0
    0                                 5.6250       02/01/00        02/01/00
    Q72/Q72                           5.1250       03/01/00        03/01/00
      25                             10.8750          .0000           .0000
    A                                13.8750            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    1916445                          13.2500         52,650.00        100
    BLACK               MIKE         13.2500         52,410.95         ZZ
    175 NORTH CRIMSON DRIVE          12.7500            592.72         1
                                     19.7500            592.72         68
    IDAHO FALLS     ID    83401      19.2500       10/09/97         78,500.00
    8005610                          13.2500       12/01/97            00
    8005610                          12.7500       11/01/27            0
    0                                 7.7500       11/01/99        11/01/99
    Q72/Q72                           7.2500       12/01/99        12/01/99
      25                             13.2500          .0000           .0000
    A                                16.2500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916446                           9.9900        131,325.00        100
    THOMAS              JAMES         9.9900        130,132.90         ZZ
    3825 REGENCY OAKS DRIVE           9.4900          1,151.51         1
                                     16.9900          1,151.51         85
    BARTLETT        TN    38135      16.4900       12/18/97        154,500.00
    8005784                           9.9900       02/01/98            00
    8005784                           9.4900       01/01/28            0
    0                                 5.5000       01/01/03        01/01/03
    Q72/Q72                           5.0000       02/01/03        02/01/03
      25                              9.9900          .0000           .0000
    A                                11.4900            6              6
      360                               E            1.5000          1.5000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916447                          12.2500         51,700.00        100
    SMITH               JOSEPH       14.0000         51,496.17         ZZ
    RESERVOIR ROAD                   13.5000            541.77         1
                                     18.2500            612.12         55
    DEERING         NH    03244      17.7500       02/13/98         94,000.00
    8005799                          12.2500       03/19/98            00
    8005799                          11.7500       02/19/28            0
    0                                 8.9500       08/19/98        08/19/99
    Q72/Q72                           8.4500       09/19/98        09/19/99
      25                             12.2500          .0000           .0000
    A                                13.2500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916448                          10.8750        147,000.00        100
    ARMSTRONG           TYJI         10.8750         76,757.25         ZZ
    9401 WOODBAY DRIVE               10.3750          1,386.05         1
                                     17.8750          1,386.05         75
    TAMPA           FL    33626      17.3750       02/20/98        196,000.00
    8005829                          10.8750       04/01/98            00
    8005829                          10.3750       03/01/28            0
    0                                 5.6250       03/01/00        03/01/00
    Q72/Q72                           5.1250       04/01/00        04/01/00
      25                             10.8750          .0000           .0000
    A                                13.8750            6              6
      360                               E            1.0000          1.0000
       7.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916449                          10.4900        156,000.00        100
    BRAGGS              STANLEY      10.4900        154,038.66         ZZ
    22106 MAIN STREET                 9.9900          1,425.83         1
                                     16.9900          1,425.83         80
    HAYWARD         CA    94541      16.4900       01/07/97        195,000.00
    8005940                            .0000       03/01/97            00
    8005940                            .0000       02/01/27            0
    0                                 7.0000       02/01/99        08/01/99
    Q72/Q72                           6.5000       03/01/99        09/01/99
      25                             10.4900          .0000           .0000
    A                                13.4900            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916450                          11.9900         50,050.00        100
    LANGSTON            LAVIVIAN     11.9900         49,639.99         ZZ
    16509 CARLISLE STREET            11.4900            514.44         1
                                     18.4900            514.44         65
    DETROIT         MI    48205      17.9900       12/09/97         77,000.00
    8005949                          11.9900       02/01/98            00
    8005949                          11.4900       01/01/28            0
    0                                 6.6250       01/01/00        01/01/00
    Q72/Q72                           6.1250       02/01/00        02/01/00
      25                             11.9900          .0000           .0000
    A                                14.9900            6              6
1


      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916451                           9.7400        149,000.00        100
    NETTLES             DONALD       11.7400        147,603.38         ZZ
    1315 RODMAN STREET               11.2400          1,279.05         1
                                     16.2400          1,500.67         65
    HOLLYWOOD       FL    33019      15.7400       10/28/97        230,000.00
    8005955                            .0000       12/01/97            00
    8005955                            .0000       11/01/27            0
    0                                 6.7500       05/01/98        11/01/99
    Q72/Q72                           6.2500       06/01/98        12/01/99
      25                              9.7400          .0000           .0000
    A                                10.7400            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916452                          10.7500         51,420.00        100
    OULD                CATHY        10.7500         51,066.15         ZZ
    400 RISLEY CIRCLE                10.2500            480.00         1
                                     17.2500            480.00         59
    GLEN LYN        VA    24093      16.7500       12/19/97         88,000.00
    8005961                          10.7500       02/01/98            00
    8005961                          10.2500       01/01/28            0
    0                                 6.7500       01/01/00        01/01/00
    Q72/Q72                           6.2500       02/01/00        02/01/00
      25                             10.7500          .0000           .0000
    A                                13.7500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916453                          10.5000         65,000.00        100
    DICKSON             THOMAS       10.5000         64,480.54         ZZ
    3034-3036 PARK AVENUE SOUTH      10.0000            594.59         2
                                     17.0000            594.59         65
    MINNEAPOLIS     MN    55407      16.5000       12/29/97        100,000.00
    8005973                          10.5000       02/01/98            00
    8005973                          10.0000       01/01/28            0
    0                                 7.5000       01/01/00        01/01/00
1


    Q72/Q72                           7.0000       02/01/00        02/01/00
      25                             10.5000          .0000           .0000
    A                                13.5000            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           23             0           00/00/00
                                        O             .0000


    1916454                           9.2500         75,750.00        100
    MEISTER             BLANE         9.2500         74,965.71         ZZ
    1 ALDER PLACE                     8.7500            623.18         1
                                     15.7500            623.18         74
    ELMA            WA    98541      15.2500       12/23/97        102,500.00
    8006822                           9.2500       02/01/98            00
    8006822                           8.7500       01/01/28            0
    0                                 6.5000       01/01/00        01/01/00
    Q72/Q72                           6.0000       02/01/00        02/01/00
      25                              9.2500          .0000           .0000
    A                                12.2500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916455                          13.7500         65,650.00        100
    HOLLIMON            PATRICE      13.7500         65,367.23         ZZ
    2430 W MOFFAT STREET             13.2500            764.90         1
                                     20.2500            764.90         65
    CHICAGO         IL    60647      19.7500       09/19/97        101,000.00
    8006834                          13.7500       11/01/97            00
    8006834                          13.2500       10/01/27            0
    0                                 7.9900       10/01/99        10/01/99
    Q72/Q72                           7.4900       11/01/99        11/01/99
      25                             13.7500          .0000           .0000
    A                                16.7500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916456                          12.1250         80,000.00        100
    BRYANT              LOGENO       12.1250         79,562.85         ZZ
    31 FOUNATIN TERRACE              11.6250            830.60         1
                                     18.6250            830.60         80
    NEW HAVEN       CT    06515      18.1250       12/01/97        100,000.00
1


    8006849                          12.1250       01/01/98            00
    8006849                          11.6250       12/01/27            0
    0                                 6.5000       12/01/99        12/01/99
    Q72/Q72                           6.0000       01/01/00        01/01/00
      25                             12.1250          .0000           .0000
    A                                15.1250            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916457                          10.7500         56,550.00        100
    GARCIA              BARBARA      10.7500         56,136.04         ZZ
    7036 GLENCOE STREET              10.2500            527.89         1
                                     17.2500            527.89         65
    COMMERCE CITY   CO    80022      16.7500       11/18/97         87,000.00
    8006873                          10.7500       01/01/98            00
    8006873                          10.2500       12/01/27            0
    0                                 7.2500       12/01/99        12/01/99
    Q72/Q72                           6.7500       01/01/00        01/01/00
      25                             10.7500          .0000           .0000
    A                                13.7500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916458                          10.5000        110,250.00        100
    BERNARD             SALOTE       10.5000        109,450.69         ZZ
    427 EAST 400 NORTH               10.0000          1,008.50         1
                                     17.0000          1,008.50         72
    MAPLETON        UT    84664      16.5000       12/03/97        154,000.00
    8006897                          10.5000       02/01/98            00
    8006897                          10.0000       01/01/28            0
    0                                 6.5000       01/01/00        01/01/00
    Q72/Q72                           6.0000       02/01/00        02/01/00
      25                             10.5000          .0000           .0000
    A                                13.5000            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916459                           9.9900         50,400.00        100
    DARBY               FRANKIE       9.9900         49,993.67         ZZ
1


    4899 LAKE NORRIS ROAD             9.4900            441.93         1
                                     16.4900            441.93         80
    LAKE            MS    39092      15.9900       12/17/97         63,000.00
    8006906                           9.9900       02/01/98            00
    8006906                           9.4900       01/01/28            0
    0                                 6.2500       01/01/00        01/01/00
    Q72/Q72                           5.7500       02/01/00        02/01/00
      25                              9.9900          .0000           .0000
    A                                12.9900            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916461                          12.7500        150,000.00        100
    SCOTT               CORNELL      12.7500        149,151.81         ZZ
    5613 14TH STREET NW              12.2500          1,630.04         1
                                     19.2500          1,628.12         60
    WASHINGTON      DC    20011      18.7500       12/22/97        250,000.00
    8006915                          12.7500       02/01/98            00
    8006915                          12.2500       01/01/28            0
    0                                 7.5000       07/01/98        07/01/99
    Q72/Q72                           7.0000       08/01/98        08/01/99
      25                             12.7500          .0000           .0000
    A                                13.7500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916462                          10.2500         52,800.00        100
    WOODEN              CHARLES      10.2500         52,496.82         ZZ
    5220 CHARLES STREET               9.7500            473.15         1
                                     16.7500            473.15         80
    BATON ROUGE     LA    70805      16.2500       04/08/98         66,000.00
    8006957                          10.2500       06/01/98            00
    8006957                           9.7500       05/01/28            0
    0                                 7.0000       05/01/00        05/01/00
    Q72/Q72                           6.5000       06/01/00        06/01/00
      25                             10.2500          .0000           .0000
    A                                13.2500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    1916463                           9.9900         85,500.00        100
    STEELE              JAMES         9.9900         84,939.51         ZZ
    2947 ELMIRA ROAD                  9.4900            749.70         1
                                     16.4900            749.70         90
    EUGENE          OR    97402      15.9900       03/04/98         95,000.00
    8006966                           9.9900       05/01/98            00
    8006966                           9.4900       04/01/28            0
    0                                 6.5000       04/01/00        04/01/00
    Q72/Q72                           6.0000       05/01/00        05/01/00
      25                              9.9900          .0000           .0000
    A                                12.9900            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916464                          10.8750         72,000.00        100
    FLORES              LINDA        10.8750         71,607.97         ZZ
    146 EAST MCLELLAN ROAD           10.3750            678.89         1
                                     17.3750            678.89         84
    MESA            AZ    85201      16.8750       03/12/98         86,000.00
    8006987                          10.8750       05/01/98            00
    8006987                          10.3750       04/01/28            0
    0                                 7.0000       04/01/00        04/01/00
    Q72/Q72                           6.5000       05/01/00        05/01/00
      25                             10.8750          .0000           .0000
    A                                13.8750            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916465                           9.9900         63,000.00        100
    SULLIVAN            LARRY         9.9900         62,587.03         ZZ
    9724 FONVILLE ROAD                9.4900            552.41         1
                                     16.4900            552.41         79
    WAKE FOREST     NC    27587      15.9900       03/04/98         80,000.00
    8006999                           9.9900       05/01/98            00
    8006999                           9.4900       04/01/28            0
    0                                 6.2500       04/01/00        04/01/00
    Q72/Q72                           5.7500       05/01/00        05/01/00
      25                              9.9900          .0000           .0000
    A                                12.9900            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916466                          10.7500         65,600.00        100
    TURNER              FRANK        10.7500         65,233.29         ZZ
    21324 EAST OLYMPIC COURT         10.2500            612.37         1
                                     17.2500            612.37         80
    OTIS ORCHARDS   WA    99027      16.7500       03/19/98         82,000.00
    8007020                          10.7500       05/01/98            00
    8007020                          10.2500       04/01/28            0
    0                                 6.7500       04/01/00        04/01/00
    Q72/Q72                           6.2500       05/01/00        05/01/00
      25                             10.7500          .0000           .0000
    A                                13.7500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916468                          10.5000        206,100.00        100
    BARRIENTOS          ENRIQUETO    10.5000        204,977.51         ZZ
    1857 WAGNER STREET               10.0000          1,885.28         1
                                     17.0000          1,885.28         90
    PASADENA        CA    91107      16.5000       04/01/98        230,000.00
    8007026                          10.5000       06/01/98            00
    8007026                          10.0000       05/01/28            0
    0                                 7.2500       05/01/00        05/01/01
    Q72/Q72                           6.7500       06/01/00        06/01/01
      25                             10.5000          .0000           .0000
    A                                13.5000            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916469                          10.3750         80,750.00        100
    SLIGAR              BOBBY        10.3750         80,371.26         ZZ
    ROUTE 1 BOX 1140                  9.8750            731.12         1
                                     16.8750            731.12         85
    OOLOGAH         OK    74053      16.3750       06/02/98         95,000.00
    8007053                          10.3750       08/01/98            00
    8007053                           9.8750       07/01/28            0
    0                                 7.0000       07/01/00        07/01/00
    Q72/Q72                           6.5000       08/01/00        08/01/00
      25                             10.3750          .0000           .0000
    A                                13.3750            6              6
1


      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916470                          11.0000         37,500.00        100
    PITRE               SHIRLEY      11.0000         36,521.35         ZZ
    2124 WOODROW                     10.5000            357.13         1
                                     17.5000            357.13         73
    PORT ARTHUR     TX    77462      17.0000       05/21/98         52,000.00
    8007116                          11.0000       07/01/98            00
    8007116                          10.5000       06/01/28            0
    0                                 7.0000       06/01/00        06/01/00
    Q72/Q72                           6.5000       07/01/00        07/01/00
      25                             11.0000          .0000           .0000
    A                                14.0000            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916471                          10.7500         67,425.00        100
    KUSSMAN             AMY          10.7500         67,102.05         ZZ
    504 FAYE AVENUE                  10.2500            629.40         1
                                     17.2500            629.40         72
    METAIRIE        LA    70003      16.7500       06/04/98         93,800.00
    8007206                          10.7500       08/01/98            00
    8007206                          10.2500       07/01/28            0
    0                                 6.5000       07/01/00        07/01/00
    Q72/Q72                           6.0000       08/01/00        08/01/00
      25                             10.7500          .0000           .0000
    A                                13.7500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916472                          10.2000        405,000.00        100
    ADLER               STEPHEN      10.2000        403,029.30         ZZ
    1788 NORTH KENSINGTON STREET      9.7000          3,614.17         1
                                     16.7000          3,614.17         90
    FARMINGTON      UT    84025      16.2000       06/17/98        450,000.00
    8007212                          10.2000       08/01/98            00
    8007212                           9.7000       07/01/28            0
    0                                 7.2500       07/01/00        07/01/00
1


    Q72/Q72                           6.7500       08/01/00        08/01/00
      25                             10.2000          .0000           .0000
    A                                11.7000            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916473                           9.2500        280,000.00        100
    COGO                RICHARD       9.2500        278,340.19         ZZ
    11681 WEDDINGTON STREET           8.7500          2,303.50         1
                                     15.7500          2,303.50         80
    NORTH HOLLYWOO  CA    91601      15.2500       06/10/98        350,000.00
    8007242                           9.2500       08/01/98            00
    8007242                           8.7500       07/01/28            0
    0                                 6.7500       07/01/00        07/01/00
    Q72/Q72                           6.2500       08/01/00        08/01/00
      25                              9.2500          .0000           .0000
    A                                10.7500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916475                          11.7400        210,000.00        100
    RELEFORD            WILLIAM      11.7400        209,264.56         ZZ
    1101 KENISTON STREET             11.2400          2,118.15         1
                                     18.2400          2,118.15         60
    LOS ANGELES     CA    90019      17.7400       06/24/98        350,000.00
    8007269                          11.7400       08/01/98            00
    8007269                          11.2400       07/01/28            0
    0                                 7.7500       07/01/00        07/01/00
    Q72/Q72                           7.2500       08/01/00        08/01/00
      25                             11.7400          .0000           .0000
    A                                13.2400            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916476                          10.7500        150,400.00        100
    CHEYENE             DAVID        10.7500        149,748.45         ZZ
    1571 LAKEVIEW CURVE              10.2500          1,403.96         1
                                     17.2500          1,403.96         79
    EAGAN           MN    55121      16.7500       06/04/98        192,000.00
1


    8007311                          10.7500       08/01/98            00
    8007311                          10.2500       07/01/28            0
    0                                 6.7500       07/01/00        07/01/00
    Q72/Q72                           6.2500       08/01/00        08/01/00
      25                             10.7500          .0000           .0000
    A                                13.7500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916477                          12.7500         81,250.00        100
    HICKS               THERESA      12.7500         81,043.73         ZZ
    1351 EAST HYDE PARK BLVD #2      12.2500            882.94         1
                                     18.7500            882.94         65
    CHICAGO         IL    60615      18.2500       07/20/98        125,000.00
    8007788                          12.7500       09/01/98            00
    8007788                          12.2500       08/01/28            0
    0                                 9.7500       08/01/00        08/01/00
    Q72/Q72                           9.2500       09/01/00        09/01/00
      25                             12.7500          .0000           .0000
    A                                15.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           01             0           00/00/00
                                        O             .0000


    1916478                          10.4500        200,000.00        100
    MCCONVILLE          PATRICK      10.4500        199,164.37         ZZ
    5322 SHADYWOOD LANE               9.9500          1,822.01         1
                                     16.4500          1,822.01         80
    ORLANDO         FL    32819      15.9500       07/16/98        250,000.00
    8007812                          10.4500       09/01/98            00
    8007812                           9.9500       08/01/28            0
    0                                 7.2500       08/01/00        08/01/00
    Q72/Q72                           6.7500       09/01/00        09/01/00
      25                             10.4500          .0000           .0000
    A                                13.4500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916479                           9.7000         77,600.00        100
    NIX                 JERRY        10.7000         77,306.14         ZZ
1


    534 27TH AVE                     10.2000            663.86         1
                                     15.7000            721.00         77
    GREELEY         CO    80631      15.2000       09/14/98        101,000.00
    8008268                           9.7000       11/01/98            00
    8008268                           9.2000       10/01/28            0
    0                                 6.5000       10/01/00        10/01/00
    Q72/Q72                           6.0000       11/01/00        11/01/00
      25                              9.7000          .0000           .0000
    A                                12.7000            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916480                          10.7500        108,000.00        100
    BAILEY              KATRINA      11.7500        107,593.72         ZZ
    818 N LECLAIRE                   11.2500          1,008.16         2
                                     16.7500          1,089.68         80
    CHICAGO         IL    60651      16.2500       09/01/98        135,000.00
    8008271                          10.7500       10/01/98            00
    8008271                          10.2500       09/01/28            0
    0                                 7.5000       03/01/99        09/01/99
    Q72/Q72                           7.0000       04/01/99        10/01/99
      25                             10.7500          .0000           .0000
    A                                11.7500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           23             0           00/00/00
                                        O             .0000


    1916481                          10.2500        185,300.00        100
    OROZCO              RICHARD      10.2500        184,492.34         ZZ
    1108 ELM SHADE COURT              9.7500          1,660.48         1
                                     16.2500          1,660.48         85
    NASHVILLE       TN    37211      15.7500       07/23/98        218,000.00
    8008286                          10.2500       09/01/98            00
    8008286                           9.7500       08/01/28            0
    0                                 7.0500       08/01/99        08/01/99
    Q72/Q72                           6.5500       09/01/99        09/01/99
      25                             10.2500          .0000           .0000
    A                                11.2500            6              6
      360                               E            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000
1




    1916482                          13.3750         18,525.00        100
    JACKSON             O'DELL       13.3750         18,346.16         ZZ
    12491 BARLOW                     12.8750            210.37         1
                                     19.8750            210.37         41
    DETROIT         MI    48215      19.3750       02/23/98         46,000.00
    8008514                          13.3750       04/01/98            00
    8008514                          12.8750       03/01/28            0
    0                                 8.2500       03/01/00        03/01/00
    Q72/Q72                           7.7500       04/01/00        04/01/00
      45                             13.3750          .0000           .0000
    A                                16.3750            6              6
      360                               9            1.5000          1.5000
       6.5000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916483                          13.1250         46,900.00        100
    GROSS               MICHAEL      13.1250         46,724.36         ZZ
    2100 SAVAH ROAD                  12.6250            523.40         1
                                     19.6250            523.40         70
    MOUNT VERNON    IN    47620      19.1250       04/24/98         67,000.00
    8008652                          13.1250       06/01/98            00
    8008652                          12.6250       05/01/28            0
    0                                 6.5000       05/01/00        05/01/00
    Q72/Q72                           6.0000       06/01/00        06/01/00
      45                             13.1250          .0000           .0000
    A                                16.1250            6              6
      360                               9            1.5000          1.5000
       6.5000                           S              U              .1250
        .0000                           S              U              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916484                          11.6250        161,250.00        100
    CORRAL              LUZ          11.6250        160,326.46         ZZ
    4890 MARDON AVENUE               11.1250          1,612.24         1
                                     18.1250          1,612.24         90
    LAS VEGAS       NV    89139      17.6250       12/17/97        179,900.00
    8008688                          11.6250       02/01/98            00
    8008688                          11.1250       01/01/28            0
    0                                 6.5000       01/01/00        01/01/00
    Q72/Q72                           6.0000       02/01/00        02/01/00
      25                             11.6250          .0000           .0000
    A                                14.6250            6              6
      360                               E            1.5000          1.5000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
1


        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916485                          11.2500         26,975.00        100
    JONES               CALVIN       11.2500         26,827.31         ZZ
    7039 SOUTH BENTON                10.7500            262.00         1
                                     17.7500            262.00         65
    KANSAS CITY     MO    64132      17.2500       02/17/98         41,500.00
    8009006                          11.2500       04/01/98            00
    8009006                          10.7500       03/01/28            0
    0                                 7.2500       03/01/00        03/01/00
    Q72/Q72                           6.7500       04/01/00        04/01/00
      25                             11.2500          .0000           .0000
    A                                14.2500            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           5              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    1916486                          10.5000        238,500.00        100
    CASTANEDA           RAMIRO       10.5000        237,718.10         ZZ
    1601 MT HERMAN DRIVE             10.0000          2,181.66         1
                                     17.0000          2,181.66         90
    SAN JOSE        CA    95127      16.5000       09/11/98        265,000.00
    8009072                          10.5000       11/01/98            00
    8009072                          10.0000       10/01/28            0
    0                                 7.2500       10/01/00        10/01/00
    Q72/Q72                           6.7500       11/01/00        11/01/00
      25                             10.5000          .0000           .0000
    A                                12.0000            6              6
      360                               E            1.0000          1.0000
       6.5000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000


    2801279                           8.8000        117,000.00        100
    MCCOY               ROBERT        8.8000        116,544.48         ZZ
    830 WEST 600 NORTH                8.3000            924.62         1
                                     14.8000            924.62         90
    CLEARFIELD      UT    84015      14.3000       12/02/98        130,000.00
    1879832                           8.8000       01/10/99            00
    20052051                          8.3000       12/10/28            0
    0                                 5.9000       12/10/01        12/10/01
    N74/H74                           5.4000       01/10/02        01/10/02
      45                              8.8000          .0000           .0000
    A                                 9.8000            6              6
1


      360                               R            1.0000          1.0000
       6.0000                           S              N              .1250
        .0000                           S              N              .1250
        .0000                           2              00          00/00/00
        .0000                           05             0           00/00/00
                                        O             .0000

   TOTAL NUMBER OF LOANS   :        288

   TOTAL ORIGINAL BALANCE  :    43,886,816.99

   TOTAL PRINCIPAL BALANCE :    42,748,705.86

   TOTAL ORIGINAL P+I      :       343,321.37

   TOTAL CURRENT P+I       :       349,941.51


                             ***************************
                             *      END OF REPORT      *
                             ***************************


                                    F-2-1


1

  RUN ON     : 06/24/99           RFC DISCLOSURE SYSTEM       RFFSDARM-01
  AT         : 12.19.08            ARM PASSTHRU REPORT        AMORTIZED BALANCE
  SERIES     : RASC 1999-RS2 GROUP2                           CUTOFF : 06/01/99
  POOL       : 0004386
             :
             :
  POOL STATUS: F

  RFC LOAN NUMBER             SUB SERV FEE       RFC NET CEILING(MX RFC NET RT)
  PRINCIPAL BALANCE           MSTR SERV FEE      MAX NET MTG RT(MAX INV RT)
  CURR NOTE RATE              ALL EXP            MAX POST STRIP RATE
  RFC NET RATE                MISC EXP           INV RATE MARGIN
  NET MTG RATE(INVSTR RATE)   SPREAD             POST STRIP MARGIN
  POST STRIP RATE             STRIP
  ------------------------------------------------------------------------------

       1145605                  .5000              13.0000
       178,433.66               .0500              12.8000
             8.1250             .0000              12.8000
             7.6250             .1500               2.0500
             7.4250             .0000               2.0500
             7.4250             .0000

       1175885                  .3750              14.1250
        57,351.58               .0500              13.9250
             7.3750             .0000              13.9250
             7.0000             .1500               2.1750
             6.8000             .0000               2.1750
             6.8000             .0000

       1176261                  .3750              13.5000
       169,757.58               .0500              13.3000
             8.1250             .0000              13.3000
             7.7500             .1500               2.1750
             7.5500             .0000               2.1750
             7.5500             .0000

       1177855                  .3750              13.5000
       158,498.78               .0500              13.3000
             8.1250             .0000              13.3000
             7.7500             .1500               2.1750
             7.5500             .0000               2.1750
             7.5500             .0000

       1177915                  .3750              14.0000
        75,831.61               .0500              13.8000
             8.0000             .0000              13.8000
             7.6250             .1500               2.1750
             7.4250             .0000               2.1750
             7.4250             .0000

       1178997                  .3750              14.5000
        73,827.82               .0500              14.3000
             8.0000             .0000              14.3000
             7.6250             .1500               2.1750
             7.4250             .0000               2.1750
             7.4250             .0000
1



       1179198                  .6250              14.7500
        59,089.06               .0500              14.5500
             8.3750             .0000              14.5500
             7.7500             .1500               2.1750
             7.5500             .0000               2.1750
             7.5500             .0000

       1179481                  .3750              13.1250
        92,509.83               .0500              12.9250
             8.0000             .0000              12.9250
             7.6250             .1500               2.1750
             7.4250             .0000               2.1750
             7.4250             .0000

       1183030                  .5000              15.2500
        68,856.26               .0500              15.0500
             7.3750             .0000              15.0500
             6.8750             .1500               2.1750
             6.6750             .0000               2.1750
             6.6750             .0000

       1184367                  .5000              14.5750
       192,488.05               .0500              14.3750
             7.3750             .0000              14.3750
             6.8750             .1500               2.1750
             6.6750             .0000               2.1750
             6.6750             .0000

       1186615                  .5000              13.2500
       174,142.85               .0500              13.0500
             7.3750             .0000              13.0500
             6.8750             .1500               1.9250
             6.6750             .0000               1.9250
             6.6750             .0000

       1188979                  .3750              13.5000
        28,817.86               .0500              13.3000
             8.5000             .0000              13.3000
             8.1250             .1500                .1750
             7.9250             .0000                .1750
             7.9250             .0000

       1211337                  .3750              14.6250
       170,663.41               .0500              14.4250
             8.5000             .0000              14.4250
             8.1250             .1500                .1750
             7.9250             .0000                .1750
             7.9250             .0000

       1218267                  .5000              14.1250
       206,673.31               .0500              13.9250
             8.6250             .0000              13.9250
             8.1250             .1500                .1750
             7.9250             .0000                .1750
             7.9250             .0000
1



       1218542                  .3750              13.8750
       160,857.23               .0500              13.6750
             8.5000             .0000              13.6750
             8.1250             .1500                .1750
             7.9250             .0000                .1750
             7.9250             .0000

       1218581                  .5000              13.8750
       136,531.20               .0500              13.6750
             8.6250             .0000              13.6750
             8.1250             .1500                .1750
             7.9250             .0000                .1750
             7.9250             .0000

       1223508                  .5000              14.0000
       138,446.26               .0500              13.8000
             8.8750             .0000              13.8000
             8.3750             .1500                .1750
             8.1750             .0000                .1750
             8.1750             .0000

       1223581                  .5000              14.1250
       207,523.78               .0500              13.9250
             8.6250             .0000              13.9250
             8.1250             .1500                .1750
             7.9250             .0000                .1750
             7.9250             .0000

       1229173                  .3750              13.2500
       164,008.80               .0500              13.0500
             8.5000             .0000              13.0500
             8.1250             .1500                .1750
             7.9250             .0000                .1750
             7.9250             .0000

       1249617                  .2500              13.2500
       277,618.54               .0500              13.0500
            10.6250             .0000              13.0500
            10.3750             .1500               2.4250
            10.1750             .0000               2.4250
            10.1750             .0000

       1399620                 1.0000               9.7900
       194,007.98               .0500               9.5900
             6.8750             .0000               9.5900
             5.8750             .1500               1.5500
             5.6750             .0000               1.5500
             5.6750             .0000

       1434691                 1.0000               9.7900
       258,884.53               .0500               9.5900
             8.1250             .0000               9.5900
             7.1250             .1500               1.5500
             6.9250             .0000               1.5500
             6.9250             .0000
1



       1445056                  .2500               9.7900
       348,884.87               .0500               9.5900
             8.1250             .0000               9.5900
             7.8750             .1500               2.3500
             7.6750             .0000               2.3500
             7.6750             .0000

       1464092                  .6250              16.0000
        28,788.12               .0500              15.8000
             8.2500             .0000              15.8000
             7.6250             .1500               2.0650
             7.4250             .0000               2.0650
             7.4250             .0000

       1488513                  .5000              12.8750
       137,432.63               .0500              12.6750
             8.2500             .0000              12.6750
             7.7500             .1500               2.8000
             7.5500             .0000               2.8000
             7.5500             .0000

       1548106                  .5000              12.3750
       210,615.35               .0500              12.1750
             8.8750             .0000              12.1750
             8.3750             .1500               2.8000
             8.1750             .0000               2.8000
             8.1750             .0000

       1590453                  .1250              12.3000
        77,300.10               .0500              12.1000
             8.2500             .0000              12.1000
             8.1250             .1500               2.4750
             7.9250             .0000               2.4750
             7.9250             .0000

       1591369                  .5000              13.3750
       195,242.20               .0500              13.1750
             8.8750             .0000              13.1750
             8.3750             .1500               2.0500
             8.1750             .0000               2.0500
             8.1750             .0000

       1629605                  .2500              12.7500
       440,989.13               .0500              12.5500
             8.0000             .0000              12.5500
             7.7500             .1500               2.3000
             7.5500             .0000               2.3000
             7.5500             .0000

       1632601                  .3750              12.7500
       116,407.52               .0500              12.5500
             8.1250             .0000              12.5500
             7.7500             .1500               2.6750
             7.5500             .0000               2.6750
             7.5500             .0000
1



       1650352                  .2500              12.6250
       290,873.10               .0500              12.4250
             6.8750             .0000              12.4250
             6.6250             .1500               2.4250
             6.4250             .0000               2.4250
             6.4250             .0000

       1650453                  .2500              14.0000
       255,332.66               .0500              13.8000
             8.2500             .0000              13.8000
             8.0000             .1500               2.4250
             7.8000             .0000               2.4250
             7.8000             .0000

       1679948                  .3750              11.1250
       259,402.17               .0500              10.9250
             6.5000             .0000              10.9250
             6.1250             .1500               2.1750
             5.9250             .0000               2.1750
             5.9250             .0000

       1689453                  .5000              12.7500
       114,822.45               .0500              12.5500
             8.8750             .0000              12.5500
             8.3750             .1500               2.8000
             8.1750             .0000               2.8000
             8.1750             .0000

       1705832                  .3750              12.7500
       287,928.75               .0500              12.5500
             7.1250             .0000              12.5500
             6.7500             .1500               2.3000
             6.5500             .0000               2.3000
             6.5500             .0000

       1711249                  .2000              12.1750
       827,339.03               .0500              11.9750
             6.5000             .0000              11.9750
             6.3000             .1500               2.3500
             6.1000             .0000               2.3500
             6.1000             .0000

       1718690                  .5000              12.8750
       110,582.47               .0500              12.6750
             8.8750             .0000              12.6750
             8.3750             .1500               2.8000
             8.1750             .0000               2.8000
             8.1750             .0000

       1730809                  .2500              13.5000
       265,510.54               .0500              13.3000
             7.7500             .0000              13.3000
             7.5000             .1500               2.3000
             7.3000             .0000               2.3000
             7.3000             .0000
1



       1737671                  .5000              12.8750
       149,674.44               .0500              12.6750
             8.2500             .0000              12.6750
             7.7500             .1500               2.8000
             7.5500             .0000               2.8000
             7.5500             .0000

       1744199                  .2500              11.7500
       531,586.39               .0500              11.5500
             7.0000             .0000              11.5500
             6.7500             .1500               2.3000
             6.5500             .0000               2.3000
             6.5500             .0000

       1750260                  .2500              11.8750
       541,051.97               .0500              11.6750
             7.1250             .0000              11.6750
             6.8750             .1500               2.4250
             6.6750             .0000               2.4250
             6.6750             .0000

       1753023                  .2500              11.6250
       281,044.89               .0500              11.4250
             6.8750             .0000              11.4250
             6.6250             .1500               2.3000
             6.4250             .0000               2.3000
             6.4250             .0000

       1785299                  .2500              12.0000
       176,176.20               .0500              11.8000
             7.2500             .0000              11.8000
             7.0000             .1500               2.3000
             6.8000             .0000               2.3000
             6.8000             .0000

       1793551                  .5000              13.3750
       140,045.96               .0500              13.1750
             8.7500             .0000              13.1750
             8.2500             .1500               3.3000
             8.0500             .0000               3.3000
             8.0500             .0000

       1799000                  .2500              12.2500
        77,636.77               .0500              12.0500
             7.5000             .0000              12.0500
             7.2500             .1500               2.3000
             7.0500             .0000               2.3000
             7.0500             .0000

       1800260                  .2500              11.6250
       551,698.43               .0500              11.4250
             6.8750             .0000              11.4250
             6.6250             .1500               2.3000
             6.4250             .0000               2.3000
             6.4250             .0000
1



       1801703                  .2500              11.6250
       359,308.56               .0500              11.4250
             6.8750             .0000              11.4250
             6.6250             .1500               2.8000
             6.4250             .0000               2.8000
             6.4250             .0000

       1818703                  .7500              12.1250
        62,500.00               .0500              11.9250
             6.8750             .0000              11.9250
             6.1250             .1500               1.0500
             5.9250             .0000               1.0500
             5.9250             .0000

       1818812                  .7500              12.8750
        39,936.46               .0500              12.6750
             7.6250             .0000              12.6750
             6.8750             .1500               1.0500
             6.6750             .0000               1.0500
             6.6750             .0000

       1833517                  .3750              17.5000
        33,274.01               .0500              17.3000
            10.8750             .0000              17.3000
            10.5000             .1500               6.4250
            10.3000             .0000               6.4250
            10.3000             .0000

       1844463                  .2500              12.5000
       188,507.23               .0500              12.3000
             6.7500             .0000              12.3000
             6.5000             .1500               2.4250
             6.3000             .0000               2.4250
             6.3000             .0000

       1849167                  .5000              15.1500
        97,366.73               .0500              14.9500
             9.6500             .0000              14.9500
             9.1500             .1500               4.7500
             8.9500             .0000               4.7500
             8.9500             .0000

       1851686                  .4300              15.3200
       105,406.69               .0500              15.1200
             9.7500             .0000              15.1200
             9.3200             .1500               5.4950
             9.1200             .0000               5.4950
             9.1200             .0000

       1853210                  .3750              14.1250
       157,190.66               .0500              13.9250
            11.5000             .0000              13.9250
            11.1250             .1500               5.9250
            10.9250             .0000               5.9250
            10.9250             .0000
1



       1859936                  .3000              11.2000
       378,611.71               .0500              11.0000
             6.5000             .0000              11.0000
             6.2000             .1500               2.0000
             6.0000             .0000               2.0000
             6.0000             .0000

       1859938                  .3000              10.9500
       444,421.82               .0500              10.7500
             6.2500             .0000              10.7500
             5.9500             .1500               2.2500
             5.7500             .0000               2.2500
             5.7500             .0000

       1859955                  .3000              10.9500
       238,245.88               .0500              10.7500
             6.2500             .0000              10.7500
             5.9500             .1500               2.2500
             5.7500             .0000               2.2500
             5.7500             .0000

       1860218                  .3000              11.5750
       241,409.20               .0500              11.3750
             6.8750             .0000              11.3750
             6.5750             .1500               2.2500
             6.3750             .0000               2.2500
             6.3750             .0000

       1861200                  .2500              11.6250
       321,149.37               .0500              11.4250
             6.8750             .0000              11.4250
             6.6250             .1500               2.3000
             6.4250             .0000               2.3000
             6.4250             .0000

       1861670                  .3750              16.7500
       132,278.80               .0500              16.5500
            10.1250             .0000              16.5500
             9.7500             .1500               5.9250
             9.5500             .0000               5.9250
             9.5500             .0000

       1867707                  .6890              17.9610
       127,715.65               .0500              17.7610
            11.6500             .0000              17.7610
            10.9610             .1500               7.5110
            10.7610             .0000               7.5110
            10.7610             .0000

       1867911                  .0000              12.7500
       103,911.53               .0500              12.5500
             8.1250             .0000              12.5500
             8.1250             .1500               3.3000
             7.9250             .0000               3.3000
             7.9250             .0000
1



       1867918                  .0000              13.0000
       116,381.06               .0500              12.8000
             8.2500             .0000              12.8000
             8.2500             .1500               3.3000
             8.0500             .0000               3.3000
             8.0500             .0000

       1867959                  .6890              16.4110
        43,030.05               .0500              16.2110
            10.1000             .0000              16.2110
             9.4110             .1500               5.8610
             9.2110             .0000               5.8610
             9.2110             .0000

       1870909                  .5000              14.1400
        83,829.00               .0500              13.9400
             8.6400             .0000              13.9400
             8.1400             .1500               4.8000
             7.9400             .0000               4.8000
             7.9400             .0000

       1874295                  .5000              14.2673
        52,548.16               .0500              14.0673
            10.7500             .0000              14.0673
            10.2500             .1500               5.4423
            10.0500             .0000               5.4423
            10.0500             .0000

       1874369                  .4827              16.3673
        93,390.00               .0500              16.1673
            10.8500             .0000              16.1673
            10.3673             .1500               6.3923
            10.1673             .0000               6.3923
            10.1673             .0000

       1874676                  .4827              16.6073
       144,136.40               .0500              16.4073
            11.0900             .0000              16.4073
            10.6073             .1500               6.5423
            10.4073             .0000               6.5423
            10.4073             .0000

       1874713                  .4827              16.5173
       116,699.80               .0500              16.3173
            11.0000             .0000              16.3173
            10.5173             .1500               6.4473
            10.3173             .0000               6.4473
            10.3173             .0000

       1874885                  .4827              16.9173
        74,597.86               .0500              16.7173
            11.4000             .0000              16.7173
            10.9173             .1500               6.8473
            10.7173             .0000               6.8473
            10.7173             .0000
1



       1874995                  .4827              16.3673
        86,021.44               .0500              16.1673
            10.8500             .0000              16.1673
            10.3673             .1500               6.1173
            10.1673             .0000               6.1173
            10.1673             .0000

       1875000                  .4827              17.1173
       195,713.33               .0500              16.9173
            11.9900             .0000              16.9173
            11.5073             .1500               6.1573
            11.3073             .0000               6.1573
            11.3073             .0000

       1875030                  .4827              16.9173
        59,275.20               .0500              16.7173
            11.4000             .0000              16.7173
            10.9173             .1500               6.1923
            10.7173             .0000               6.1923
            10.7173             .0000

       1875089                  .4827              16.1673
        69,378.98               .0500              15.9673
            10.6500             .0000              15.9673
            10.1673             .1500               5.0673
             9.9673             .0000               5.0673
             9.9673             .0000

       1875216                  .4827              16.5073
       108,414.84               .0500              16.3073
            10.9900             .0000              16.3073
            10.5073             .1500               6.4423
            10.3073             .0000               6.4423
            10.3073             .0000

       1875259                  .4827              17.8173
        27,191.38               .0500              17.6173
            12.3000             .0000              17.6173
            11.8173             .1500               6.7173
            11.6173             .0000               6.7173
            11.6173             .0000

       1875323                  .4827              16.0673
        93,235.80               .0500              15.8673
            10.5500             .0000              15.8673
            10.0673             .1500               5.9923
             9.8673             .0000               5.9923
             9.8673             .0000

       1875329                  .4827              16.1173
        50,857.12               .0500              15.9173
            10.6000             .0000              15.9173
            10.1173             .1500               5.9173
             9.9173             .0000               5.9173
             9.9173             .0000
1



       1875358                  .4827              15.4673
        95,481.24               .0500              15.2673
             9.9500             .0000              15.2673
             9.4673             .1500               5.4673
             9.2673             .0000               5.4673
             9.2673             .0000

       1875368                  .4827              15.7173
        70,968.73               .0500              15.5173
            10.2000             .0000              15.5173
             9.7173             .1500               6.0423
             9.5173             .0000               6.0423
             9.5173             .0000

       1875394                  .4827              17.4673
        85,447.66               .0500              17.2673
            11.9500             .0000              17.2673
            11.4673             .1500               6.3673
            11.2673             .0000               6.3673
            11.2673             .0000

       1875973                  .4827              16.0673
        51,055.35               .0500              15.8673
            10.5500             .0000              15.8673
            10.0673             .1500               5.9923
             9.8673             .0000               5.9923
             9.8673             .0000

       1876076                  .4827              16.0673
        90,383.35               .0500              15.8673
             9.5500             .0000              15.8673
             9.0673             .1500               7.8673
             8.8673             .0000               7.8673
             8.8673             .0000

       1876217                  .4827              16.5173
       167,324.01               .0500              16.3173
            11.0000             .0000              16.3173
            10.5173             .1500               7.1923
            10.3173             .0000               7.1923
            10.3173             .0000

       1876226                  .4827              17.7173
        32,435.82               .0500              17.5173
            12.2000             .0000              17.5173
            11.7173             .1500               6.3673
            11.5173             .0000               6.3673
            11.5173             .0000

       1876833                  .5000              13.0000
       194,247.26               .0500              12.8000
             8.8750             .0000              12.8000
             8.3750             .1500               2.8000
             8.1750             .0000               2.8000
             8.1750             .0000
1



       1876839                  .5000              12.8750
        97,366.13               .0500              12.6750
             8.8750             .0000              12.6750
             8.3750             .1500               2.8000
             8.1750             .0000               2.8000
             8.1750             .0000

       1884296                  .3750              13.6250
       169,762.21               .0500              13.4250
             8.7500             .0000              13.4250
             8.3750             .1500               2.9250
             8.1750             .0000               2.9250
             8.1750             .0000

       1884568                  .2975              13.4525
       219,227.50               .0500              13.2525
             7.7500             .0000              13.2525
             7.4525             .1500               2.2525
             7.2525             .0000               2.2525
             7.2525             .0000

       1884569                  .2975              11.7025
        76,522.68               .0500              11.5025
             7.8750             .0000              11.5025
             7.5775             .1500               2.2525
             7.3775             .0000               2.2525
             7.3775             .0000

       1885770                  .3750              13.1250
       100,859.17               .0500              12.9250
             8.8750             .0000              12.9250
             8.5000             .1500               2.9250
             8.3000             .0000               2.9250
             8.3000             .0000

       1887463                 1.0000              18.8000
        43,315.38               .0500              18.6000
            12.8000             .0000              18.6000
            11.8000             .1500               9.6000
            11.6000             .0000               9.6000
            11.6000             .0000

       1887477                  .3750              14.5000
       159,008.18               .0500              14.3000
             8.8750             .0000              14.3000
             8.5000             .1500               4.9250
             8.3000             .0000               4.9250
             8.3000             .0000

       1887504                  .3750              13.2500
       227,909.59               .0500              13.0500
             7.6250             .0000              13.0500
             7.2500             .1500               2.1750
             7.0500             .0000               2.1750
             7.0500             .0000
1



       1888942                  .3750              11.2500
        46,491.25               .0500              11.0500
             6.6250             .0000              11.0500
             6.2500             .1500               2.1750
             6.0500             .0000               2.1750
             6.0500             .0000

       1888943                  .3750              11.1250
       108,542.77               .0500              10.9250
             6.5000             .0000              10.9250
             6.1250             .1500               2.1750
             5.9250             .0000               2.1750
             5.9250             .0000

       1888979                  .3750              11.1250
       123,252.20               .0500              10.9250
             6.5000             .0000              10.9250
             6.1250             .1500               2.1750
             5.9250             .0000               2.1750
             5.9250             .0000

       1891531                  .5000              12.8750
       109,410.44               .0500              12.6750
             8.8750             .0000              12.6750
             8.3750             .1500               2.8000
             8.1750             .0000               2.8000
             8.1750             .0000

       1891534                  .4827              16.1673
       203,481.87               .0500              15.9673
            10.6500             .0000              15.9673
            10.1673             .1500               7.2423
             9.9673             .0000               7.2423
             9.9673             .0000

       1891535                  .4827              16.0173
        68,175.78               .0500              15.8173
            10.5000             .0000              15.8173
            10.0173             .1500               4.8173
             9.8173             .0000               4.8173
             9.8173             .0000

       1891536                  .4827              16.5673
       101,303.93               .0500              16.3673
            11.0500             .0000              16.3673
            10.5673             .1500               7.8423
            10.3673             .0000               7.8423
            10.3673             .0000

       1891543                  .4827              15.6673
        93,312.08               .0500              15.4673
            10.1500             .0000              15.4673
             9.6673             .1500               5.8173
             9.4673             .0000               5.8173
             9.4673             .0000
1



       1891544                  .4827              15.3173
       107,500.22               .0500              15.1173
             9.8000             .0000              15.1173
             9.3173             .1500               5.6423
             9.1173             .0000               5.6423
             9.1173             .0000

       1891545                  .4827              17.1673
       239,145.48               .0500              16.9673
            11.6500             .0000              16.9673
            11.1673             .1500               6.3673
            10.9673             .0000               6.3673
            10.9673             .0000

       1891546                  .4827              16.5573
        64,635.22               .0500              16.3573
            11.0400             .0000              16.3573
            10.5573             .1500               6.4923
            10.3573             .0000               6.4923
            10.3573             .0000

       1891547                  .4827              17.0673
       106,157.69               .0500              16.8673
            11.5500             .0000              16.8673
            11.0673             .1500               6.3673
            10.8673             .0000               6.3673
            10.8673             .0000

       1891548                  .4827              14.1173
        48,363.41               .0500              13.9173
             8.6000             .0000              13.9173
             8.1173             .1500               5.9423
             7.9173             .0000               5.9423
             7.9173             .0000

       1891549                  .4827              16.3173
        52,537.93               .0500              16.1173
            10.8000             .0000              16.1173
            10.3173             .1500               6.1173
            10.1173             .0000               6.1173
            10.1173             .0000

       1891550                  .4827              16.9073
        97,553.39               .0500              16.7073
            11.3900             .0000              16.7073
            10.9073             .1500               7.7423
            10.7073             .0000               7.7423
            10.7073             .0000

       1891552                  .4827              15.2173
        50,870.46               .0500              15.0173
             9.7000             .0000              15.0173
             9.2173             .1500               5.5423
             9.0173             .0000               5.5423
             9.0173             .0000
1



       1891560                  .4827              15.7673
        80,506.82               .0500              15.5673
            10.2500             .0000              15.5673
             9.7673             .1500               4.8173
             9.5673             .0000               4.8173
             9.5673             .0000

       1891561                  .4827              17.3173
        21,037.63               .0500              17.1173
            11.8000             .0000              17.1173
            11.3173             .1500               5.4173
            11.1173             .0000               5.4173
            11.1173             .0000

       1891563                  .4827              16.6673
        94,059.73               .0500              16.4673
            10.1500             .0000              16.4673
             9.6673             .1500               5.5923
             9.4673             .0000               5.5923
             9.4673             .0000

       1891564                  .4827              15.5573
        47,848.90               .0500              15.3573
            10.0400             .0000              15.3573
             9.5573             .1500               6.9923
             9.3573             .0000               6.9923
             9.3573             .0000

       1891565                  .4827              15.9173
       116,065.24               .0500              15.7173
            10.4000             .0000              15.7173
             9.9173             .1500               6.2423
             9.7173             .0000               6.2423
             9.7173             .0000

       1891566                  .4827              15.4673
        32,146.49               .0500              15.2673
             9.9500             .0000              15.2673
             9.4673             .1500               7.0423
             9.2673             .0000               7.0423
             9.2673             .0000

       1891567                  .4827              17.2073
       111,315.57               .0500              17.0073
            10.2900             .0000              17.0073
             9.8073             .1500               5.7423
             9.6073             .0000               5.7423
             9.6073             .0000

       1891577                  .4827              16.5673
        66,863.17               .0500              16.3673
            11.0500             .0000              16.3673
            10.5673             .1500               6.3673
            10.3673             .0000               6.3673
            10.3673             .0000
1



       1891599                  .4827              16.2673
        78,249.74               .0500              16.0673
            10.7500             .0000              16.0673
            10.2673             .1500               5.5673
            10.0673             .0000               5.5673
            10.0673             .0000

       1891601                  .4827              15.1173
        38,194.29               .0500              14.9173
             9.6000             .0000              14.9173
             9.1173             .1500               5.9423
             8.9173             .0000               5.9423
             8.9173             .0000

       1891641                  .5000              12.8750
       141,869.28               .0500              12.6750
             8.2500             .0000              12.6750
             7.7500             .1500               2.8000
             7.5500             .0000               2.8000
             7.5500             .0000

       1891778                  .5000              12.8750
       142,751.92               .0500              12.6750
             8.2500             .0000              12.6750
             7.7500             .1500               2.8000
             7.5500             .0000               2.8000
             7.5500             .0000

       1894384                  .5000              12.8750
        93,009.14               .0500              12.6750
             8.2500             .0000              12.6750
             7.7500             .1500               2.8000
             7.5500             .0000               2.8000
             7.5500             .0000

       1894944                  .3750              16.0250
       103,515.51               .0500              15.8250
            10.4000             .0000              15.8250
            10.0250             .1500               6.5250
             9.8250             .0000               6.5250
             9.8250             .0000

       1895713                  .3750              15.7500
       103,084.98               .0500              15.5500
            10.1250             .0000              15.5500
             9.7500             .1500               5.9250
             9.5500             .0000               5.9250
             9.5500             .0000

       1898945                  .3750              12.3450
       268,092.20               .0500              12.1450
             6.7200             .0000              12.1450
             6.3450             .1500               2.1750
             6.1450             .0000               2.1750
             6.1450             .0000
1



       1898947                  .3750              11.8350
     1,093,606.70               .0500              11.6350
             6.2100             .0000              11.6350
             5.8350             .1500               2.1750
             5.6350             .0000               2.1750
             5.6350             .0000

       1898948                  .3750              12.5750
       990,625.71               .0500              12.3750
             6.9500             .0000              12.3750
             6.5750             .1500               2.1750
             6.3750             .0000               2.1750
             6.3750             .0000

       1898950                  .3750              12.5000
       659,095.60               .0500              12.3000
             6.8750             .0000              12.3000
             6.5000             .1500               2.1750
             6.3000             .0000               2.1750
             6.3000             .0000

       1898952                  .3750              12.3750
       551,951.45               .0500              12.1750
             6.7500             .0000              12.1750
             6.3750             .1500               2.1750
             6.1750             .0000               2.1750
             6.1750             .0000

       1898953                  .3750              12.4850
       267,904.95               .0500              12.2850
             6.8600             .0000              12.2850
             6.4850             .1500               2.1750
             6.2850             .0000               2.1750
             6.2850             .0000

       1898954                  .3750              12.1750
       372,957.95               .0500              11.9750
             6.5500             .0000              11.9750
             6.1750             .1500               2.1750
             5.9750             .0000               2.1750
             5.9750             .0000

       1898956                  .3750              12.3750
     1,109,884.67               .0500              12.1750
             6.7500             .0000              12.1750
             6.3750             .1500               2.1750
             6.1750             .0000               2.1750
             6.1750             .0000

       1898957                  .3750              12.5000
       252,346.64               .0500              12.3000
             6.8750             .0000              12.3000
             6.5000             .1500               2.1750
             6.3000             .0000               2.1750
             6.3000             .0000
1



       1898958                  .3750              12.3750
       988,421.46               .0500              12.1750
             6.7500             .0000              12.1750
             6.3750             .1500               2.1750
             6.1750             .0000               2.1750
             6.1750             .0000

       1898959                  .3750              12.6250
       736,442.25               .0500              12.4250
             7.0000             .0000              12.4250
             6.6250             .1500               2.1750
             6.4250             .0000               2.1750
             6.4250             .0000

       1898960                  .3750              13.5000
       638,502.44               .0500              13.3000
             7.8750             .0000              13.3000
             7.5000             .1500               2.1750
             7.3000             .0000               2.1750
             7.3000             .0000

       1899571                  .3750              12.6250
       107,884.40               .0500              12.4250
             7.0000             .0000              12.4250
             6.6250             .1500               2.9250
             6.4250             .0000               2.9250
             6.4250             .0000

       1900482                  .3750              11.2500
       438,434.28               .0500              11.0500
             6.6250             .0000              11.0500
             6.2500             .1500               1.9250
             6.0500             .0000               1.9250
             6.0500             .0000

       1905143                  .5000              17.2100
        97,216.52               .0500              17.0100
            10.7100             .0000              17.0100
            10.2100             .1500               6.1100
            10.0100             .0000               6.1100
            10.0100             .0000

       1905606                  .3750              15.0000
       202,297.78               .0500              14.8000
             9.3750             .0000              14.8000
             9.0000             .1500               5.9250
             8.8000             .0000               5.9250
             8.8000             .0000

       1910240                  .7500              17.6500
        59,211.09               .0500              17.4500
            11.4000             .0000              17.4500
            10.6500             .1500               7.2500
            10.4500             .0000               7.2500
            10.4500             .0000
1



       1910841                  .3750              16.5000
       233,313.73               .0500              16.3000
            10.8750             .0000              16.3000
            10.5000             .1500               6.5500
            10.3000             .0000               6.5500
            10.3000             .0000

       1916322                  .5000              15.1500
        83,144.69               .0500              14.9500
             7.2500             .0000              14.9500
             6.7500             .1500               1.8000
             6.5500             .0000               1.8000
             6.5500             .0000

       1916323                  .5000              13.3750
        35,822.20               .0500              13.1750
             7.2330             .0000              13.1750
             6.7330             .1500               1.9250
             6.5330             .0000               1.9250
             6.5330             .0000

       1916324                  .5000              18.1250
       101,044.45               .0500              17.9250
             7.6250             .0000              17.9250
             7.1250             .1500               2.0500
             6.9250             .0000               2.0500
             6.9250             .0000

       1916325                  .5000              13.7500
       194,862.88               .0500              13.5500
             7.5000             .0000              13.5500
             7.0000             .1500               1.6500
             6.8000             .0000               1.6500
             6.8000             .0000

       1916326                  .5000              14.2000
       113,955.18               .0500              14.0000
             8.1390             .0000              14.0000
             7.6390             .1500               2.4000
             7.4390             .0000               2.4000
             7.4390             .0000

       1916327                  .5000              12.6250
       127,317.18               .0500              12.4250
             7.8750             .0000              12.4250
             7.3750             .1500               2.3000
             7.1750             .0000               2.3000
             7.1750             .0000

       1916328                  .5000              17.2000
       133,795.47               .0500              17.0000
            14.0000             .0000              17.0000
            13.5000             .1500               7.5500
            13.3000             .0000               7.5500
            13.3000             .0000
1



       1916329                  .5000              17.5000
       201,031.91               .0500              17.3000
            11.6250             .0000              17.3000
            11.1250             .1500               5.8000
            10.9250             .0000               5.8000
            10.9250             .0000

       1916330                  .5000              11.2500
       135,747.66               .0500              11.0500
             6.8175             .0000              11.0500
             6.3175             .1500               2.0500
             6.1175             .0000               2.0500
             6.1175             .0000

       1916331                  .5000              12.0000
        87,806.85               .0500              11.8000
             5.6250             .0000              11.8000
             5.1250             .1500               1.3000
             4.9250             .0000               1.3000
             4.9250             .0000

       1916332                  .5000              12.0000
        84,520.52               .0500              11.8000
             8.0000             .0000              11.8000
             7.5000             .1500               1.8000
             7.3000             .0000               1.8000
             7.3000             .0000

       1916333                  .5000              11.5000
        65,311.10               .0500              11.3000
             8.0000             .0000              11.3000
             7.5000             .1500               2.0500
             7.3000             .0000               2.0500
             7.3000             .0000

       1916334                  .5000              11.0000
       119,695.57               .0500              10.8000
             7.3750             .0000              10.8000
             6.8750             .1500               2.0500
             6.6750             .0000               2.0500
             6.6750             .0000

       1916338                  .5000              12.2500
        73,798.09               .0500              12.0500
             7.3750             .0000              12.0500
             6.8750             .1500               2.0500
             6.6750             .0000               2.0500
             6.6750             .0000

       1916339                  .5000              12.0000
       119,370.59               .0500              11.8000
             7.3750             .0000              11.8000
             6.8750             .1500               2.0500
             6.6750             .0000               2.0500
             6.6750             .0000
1



       1916341                  .5000              17.5000
        64,346.11               .0500              17.3000
            12.0000             .0000              17.3000
            11.5000             .1500               5.8000
            11.3000             .0000               5.8000
            11.3000             .0000

       1916342                  .5000              17.2500
       129,642.08               .0500              17.0500
            11.7500             .0000              17.0500
            11.2500             .1500               4.5500
            11.0500             .0000               4.5500
            11.0500             .0000

       1916343                  .5000              16.0000
       142,193.07               .0500              15.8000
            10.5000             .0000              15.8000
            10.0000             .1500               4.3000
             9.8000             .0000               4.3000
             9.8000             .0000

       1916345                  .5000              19.5000
        22,613.72               .0500              19.3000
            14.0000             .0000              19.3000
            13.5000             .1500               6.8000
            13.3000             .0000               6.8000
            13.3000             .0000

       1916346                  .5000              19.1250
        56,858.89               .0500              18.9250
            13.6250             .0000              18.9250
            13.1250             .1500               7.3000
            12.9250             .0000               7.3000
            12.9250             .0000

       1916347                  .5000              17.3750
       171,629.09               .0500              17.1750
            10.8750             .0000              17.1750
            10.3750             .1500               5.5500
            10.1750             .0000               5.5500
            10.1750             .0000

       1916348                  .5000              17.3750
        34,673.48               .0500              17.1750
            10.8750             .0000              17.1750
            10.3750             .1500               6.0500
            10.1750             .0000               6.0500
            10.1750             .0000

       1916349                  .5000              18.5000
        31,248.79               .0500              18.3000
            11.8700             .0000              18.3000
            11.3700             .1500               6.8000
            11.1700             .0000               6.8000
            11.1700             .0000
1



       1916350                  .5000              18.2500
       194,479.05               .0500              18.0500
            11.7500             .0000              18.0500
            11.2500             .1500               7.8000
            11.0500             .0000               7.8000
            11.0500             .0000

       1916351                  .5000              19.0000
        32,300.86               .0500              18.8000
            13.5000             .0000              18.8000
            13.0000             .1500               6.8000
            12.8000             .0000               6.8000
            12.8000             .0000

       1916352                  .5000              16.5000
       237,744.69               .0500              16.3000
            10.0000             .0000              16.3000
             9.5000             .1500               6.5500
             9.3000             .0000               6.5500
             9.3000             .0000

       1916353                  .5000              15.5000
       113,218.62               .0500              15.3000
            10.0000             .0000              15.3000
             9.5000             .1500               5.5500
             9.3000             .0000               5.5500
             9.3000             .0000

       1916354                  .5000              14.2500
       218,160.31               .0500              14.0500
             9.0125             .0000              14.0500
             8.5125             .1500               4.0500
             8.3125             .0000               4.0500
             8.3125             .0000

       1916355                  .5000              17.6250
       118,373.16               .0500              17.4250
            12.1250             .0000              17.4250
            11.6250             .1500               5.3000
            11.4250             .0000               5.3000
            11.4250             .0000

       1916356                  .5000              15.5000
       176,618.56               .0500              15.3000
            11.1250             .0000              15.3000
            10.6250             .1500               5.3000
            10.4250             .0000               5.3000
            10.4250             .0000

       1916357                  .5000              19.0500
        64,077.92               .0500              18.8500
            12.5500             .0000              18.8500
            12.0500             .1500               7.7000
            11.8500             .0000               7.7000
            11.8500             .0000
1



       1916358                  .5000              16.4900
       222,362.27               .0500              16.2900
             9.9900             .0000              16.2900
             9.4900             .1500               5.2900
             9.2900             .0000               5.2900
             9.2900             .0000

       1916359                  .5000              18.6000
        62,595.73               .0500              18.4000
            13.2310             .0000              18.4000
            12.7310             .1500               7.8000
            12.5310             .0000               7.8000
            12.5310             .0000

       1916362                  .5000              17.5800
        54,059.74               .0500              17.3800
            11.0800             .0000              17.3800
            10.5800             .1500               6.0360
            10.3800             .0000               6.0360
            10.3800             .0000

       1916363                  .5000              16.1000
        49,256.01               .0500              15.9000
            10.6000             .0000              15.9000
            10.1000             .1500               5.4000
             9.9000             .0000               5.4000
             9.9000             .0000

       1916364                  .5000              17.1500
       112,001.25               .0500              16.9500
            10.6500             .0000              16.9500
            10.1500             .1500               5.9500
             9.9500             .0000               5.9500
             9.9500             .0000

       1916365                  .5000              15.5000
       119,501.72               .0500              15.3000
            10.8750             .0000              15.3000
            10.3750             .1500               5.1750
            10.1750             .0000               5.1750
            10.1750             .0000

       1916366                  .5000              18.0000
        47,681.95               .0500              17.8000
            11.5000             .0000              17.8000
            11.0000             .1500               6.8000
            10.8000             .0000               6.8000
            10.8000             .0000

       1916367                  .5000              17.6000
       102,680.41               .0500              17.4000
            13.1000             .0000              17.4000
            12.6000             .1500               6.9500
            12.4000             .0000               6.9500
            12.4000             .0000
1



       1916368                  .5000              18.4900
        88,734.95               .0500              18.2900
            12.4900             .0000              18.2900
            11.9900             .1500               6.0500
            11.7900             .0000               6.0500
            11.7900             .0000

       1916369                  .5000              18.5000
        79,140.00               .0500              18.3000
            12.8750             .0000              18.3000
            12.3750             .1500               6.4000
            12.1750             .0000               6.4000
            12.1750             .0000

       1916370                  .5000              19.5000
       446,481.12               .0500              19.3000
            14.0000             .0000              19.3000
            13.5000             .1500               7.4500
            13.3000             .0000               7.4500
            13.3000             .0000

       1916371                  .5000              19.2500
       128,104.80               .0500              19.0500
            14.7500             .0000              19.0500
            14.2500             .1500               8.5500
            14.0500             .0000               8.5500
            14.0500             .0000

       1916373                  .5000              15.0000
       116,705.26               .0500              14.8000
            11.2500             .0000              14.8000
            10.7500             .1500               5.5500
            10.5500             .0000               5.5500
            10.5500             .0000

       1916374                  .5000              17.7500
        39,394.26               .0500              17.5500
            11.2500             .0000              17.5500
            10.7500             .1500               5.2000
            10.5500             .0000               5.2000
            10.5500             .0000

       1916376                  .5000              14.9900
        76,466.08               .0500              14.7900
            10.2500             .0000              14.7900
             9.7500             .1500               4.5500
             9.5500             .0000               4.5500
             9.5500             .0000

       1916377                  .5000              15.2500
        64,544.74               .0500              15.0500
             9.7500             .0000              15.0500
             9.2500             .1500               3.1750
             9.0500             .0000               3.1750
             9.0500             .0000
1



       1916379                  .5000              16.5000
       148,163.43               .0500              16.3000
            11.2500             .0000              16.3000
            10.7500             .1500               5.4250
            10.5500             .0000               5.4250
            10.5500             .0000

       1916380                  .5000              14.0500
        89,126.67               .0500              13.8500
            10.5500             .0000              13.8500
            10.0500             .1500               4.6000
             9.8500             .0000               4.6000
             9.8500             .0000

       1916381                  .5000              15.5500
        48,850.12               .0500              15.3500
            11.0000             .0000              15.3500
            10.5000             .1500               5.0500
            10.3000             .0000               5.0500
            10.3000             .0000

       1916382                  .5000              19.2000
        96,253.67               .0500              19.0000
            12.7500             .0000              19.0000
            12.2500             .1500               6.8000
            12.0500             .0000               6.8000
            12.0500             .0000

       1916383                  .5000              18.2800
        29,040.59               .0500              18.0800
            12.0000             .0000              18.0800
            11.5000             .1500               6.1800
            11.3000             .0000               6.1800
            11.3000             .0000

       1916384                  .5000              15.9000
       118,151.55               .0500              15.7000
            11.0000             .0000              15.7000
            10.5000             .1500               5.3000
            10.3000             .0000               5.3000
            10.3000             .0000

       1916385                  .5000              16.4900
        64,116.61               .0500              16.2900
            10.4900             .0000              16.2900
             9.9900             .1500               6.5600
             9.7900             .0000               6.5600
             9.7900             .0000

       1916386                  .5000              14.2500
       169,419.43               .0500              14.0500
            10.7500             .0000              14.0500
            10.2500             .1500               5.0500
            10.0500             .0000               5.0500
            10.0500             .0000
1



       1916387                  .5000              16.3750
       147,896.79               .0500              16.1750
            10.8750             .0000              16.1750
            10.3750             .1500               4.5500
            10.1750             .0000               4.5500
            10.1750             .0000

       1916388                  .5000              14.2500
         9,652.58               .0500              14.0500
             8.7500             .0000              14.0500
             8.2500             .1500               4.4250
             8.0500             .0000               4.4250
             8.0500             .0000

       1916390                  .5000              15.2500
       192,719.69               .0500              15.0500
            11.8750             .0000              15.0500
            11.3750             .1500               6.0500
            11.1750             .0000               6.0500
            11.1750             .0000

       1916392                  .5000              19.1250
        29,771.60               .0500              18.9250
            13.1250             .0000              18.9250
            12.6250             .1500               6.3100
            12.4250             .0000               6.3100
            12.4250             .0000

       1916393                  .5000              17.6000
        72,971.71               .0500              17.4000
            12.2500             .0000              17.4000
            11.7500             .1500               5.8100
            11.5500             .0000               5.8100
            11.5500             .0000

       1916394                  .5000              20.3000
        22,280.25               .0500              20.1000
            15.2500             .0000              20.1000
            14.7500             .1500               8.6100
            14.5500             .0000               8.6100
            14.5500             .0000

       1916396                  .5000              16.6500
       187,566.39               .0500              16.4500
            11.8750             .0000              16.4500
            11.3750             .1500               6.0600
            11.1750             .0000               6.0600
            11.1750             .0000

       1916397                  .5000              15.7500
       112,595.13               .0500              15.5500
             9.7500             .0000              15.5500
             9.2500             .1500               5.7600
             9.0500             .0000               5.7600
             9.0500             .0000
1



       1916398                  .5000              17.7500
        34,715.00               .0500              17.5500
            11.7500             .0000              17.5500
            11.2500             .1500               5.9250
            11.0500             .0000               5.9250
            11.0500             .0000

       1916399                  .5000              13.8750
       111,422.47               .0500              13.6750
             8.2500             .0000              13.6750
             7.7500             .1500               2.3000
             7.5500             .0000               2.3000
             7.5500             .0000

       1916400                  .5000              10.7500
        72,793.67               .0500              10.5500
             8.7500             .0000              10.5500
             8.2500             .1500               2.5500
             8.0500             .0000               2.5500
             8.0500             .0000

       1916401                  .5000                .0000
        11,687.52               .0500               -.2000
             7.5000             .0000               -.2000
             7.0000             .1500               -.2000
             6.8000             .0000               -.2000
             6.8000             .0000

       1916402                  .5000              10.5000
        58,816.50               .0500              10.3000
             8.0000             .0000              10.3000
             7.5000             .1500               2.5500
             7.3000             .0000               2.5500
             7.3000             .0000

       1916403                  .5000              14.8750
        28,398.61               .0500              14.6750
             8.0000             .0000              14.6750
             7.5000             .1500               2.0500
             7.3000             .0000               2.0500
             7.3000             .0000

       1916405                  .5000              11.7500
        59,587.30               .0500              11.5500
             8.2500             .0000              11.5500
             7.7500             .1500               2.3000
             7.5500             .0000               2.3000
             7.5500             .0000

       1916406                  .5000              13.5000
        54,493.94               .0500              13.3000
             9.0000             .0000              13.3000
             8.5000             .1500               2.0500
             8.3000             .0000               2.0500
             8.3000             .0000
1



       1916407                  .5000              12.1250
        82,404.11               .0500              11.9250
             7.2500             .0000              11.9250
             6.7500             .1500               2.0500
             6.5500             .0000               2.0500
             6.5500             .0000

       1916408                  .5000              13.8750
        46,953.43               .0500              13.6750
             6.6800             .0000              13.6750
             6.1800             .1500               1.8000
             5.9800             .0000               1.8000
             5.9800             .0000

       1916409                  .5000              15.9900
        67,382.13               .0500              15.7900
             9.9900             .0000              15.7900
             9.4900             .1500               5.8000
             9.2900             .0000               5.8000
             9.2900             .0000

       1916411                  .5000              11.5000
       160,413.45               .0500              11.3000
             8.0000             .0000              11.3000
             7.5000             .1500               2.0500
             7.3000             .0000               2.0500
             7.3000             .0000

       1916412                  .5000              12.0000
       134,249.83               .0500              11.8000
             8.3750             .0000              11.8000
             7.8750             .1500               2.0500
             7.6750             .0000               2.0500
             7.6750             .0000

       1916413                  .5000              12.8750
       210,984.89               .0500              12.6750
             8.2500             .0000              12.6750
             7.7500             .1500               2.1750
             7.5500             .0000               2.1750
             7.5500             .0000

       1916414                  .5000              11.0000
        69,308.86               .0500              10.8000
             8.1250             .0000              10.8000
             7.6250             .1500               2.0500
             7.4250             .0000               2.0500
             7.4250             .0000

       1916415                  .5000              10.0000
       126,554.74               .0500               9.8000
             8.5000             .0000               9.8000
             8.0000             .1500               2.0500
             7.8000             .0000               2.0500
             7.8000             .0000
1



       1916417                  .5000              11.5000
        46,968.24               .0500              11.3000
             8.0000             .0000              11.3000
             7.5000             .1500               1.8000
             7.3000             .0000               1.8000
             7.3000             .0000

       1916418                  .5000              15.7500
        53,578.89               .0500              15.5500
            11.7500             .0000              15.5500
            11.2500             .1500               5.6750
            11.0500             .0000               5.6750
            11.0500             .0000

       1916420                  .5000              15.7500
       312,163.78               .0500              15.5500
             9.7500             .0000              15.5500
             9.2500             .1500               6.5500
             9.0500             .0000               6.5500
             9.0500             .0000

       1916421                  .5000              16.7500
        66,166.45               .0500              16.5500
            10.7500             .0000              16.5500
            10.2500             .1500               6.0500
            10.0500             .0000               6.0500
            10.0500             .0000

       1916422                  .5000              15.7500
       115,486.94               .0500              15.5500
             9.7500             .0000              15.5500
             9.2500             .1500               5.8000
             9.0500             .0000               5.8000
             9.0500             .0000

       1916423                  .5000              16.7500
        33,397.87               .0500              16.5500
            10.7500             .0000              16.5500
            10.2500             .1500               6.0500
            10.0500             .0000               6.0500
            10.0500             .0000

       1916424                  .5000              16.2500
       105,578.05               .0500              16.0500
            10.7500             .0000              16.0500
            10.2500             .1500               5.5000
            10.0500             .0000               5.5000
            10.0500             .0000

       1916426                  .5000              18.9000
        76,202.65               .0500              18.7000
            13.4000             .0000              18.7000
            12.9000             .1500               8.4500
            12.7000             .0000               8.4500
            12.7000             .0000
1



       1916427                  .5000              14.9000
        64,186.53               .0500              14.7000
            10.6250             .0000              14.7000
            10.1250             .1500               4.1000
             9.9250             .0000               4.1000
             9.9250             .0000

       1916428                  .5000              14.5000
        93,591.10               .0500              14.3000
             9.8750             .0000              14.3000
             9.3750             .1500               4.0000
             9.1750             .0000               4.0000
             9.1750             .0000

       1916429                  .5000              14.4500
        66,190.01               .0500              14.2500
            10.0000             .0000              14.2500
             9.5000             .1500               4.3000
             9.3000             .0000               4.3000
             9.3000             .0000

       1916430                  .5000              14.4500
        81,523.91               .0500              14.2500
            11.0000             .0000              14.2500
            10.5000             .1500               5.3000
            10.3000             .0000               5.3000
            10.3000             .0000

       1916431                  .5000              14.4000
       122,440.64               .0500              14.2000
            11.7500             .0000              14.2000
            11.2500             .1500               5.2500
            11.0500             .0000               5.2500
            11.0500             .0000

       1916432                  .5000              17.4900
        55,647.06               .0500              17.2900
            10.3750             .0000              17.2900
             9.8750             .1500               4.5500
             9.6750             .0000               4.5500
             9.6750             .0000

       1916433                  .5000              15.3500
        62,945.61               .0500              15.1500
             9.8500             .0000              15.1500
             9.3500             .1500               4.5500
             9.1500             .0000               4.5500
             9.1500             .0000

       1916434                  .5000              15.3000
        63,852.27               .0500              15.1000
            10.6250             .0000              15.1000
            10.1250             .1500               4.8000
             9.9250             .0000               4.8000
             9.9250             .0000
1



       1916435                  .5000              18.7000
        41,441.85               .0500              18.5000
            12.2000             .0000              18.5000
            11.7000             .1500               7.5000
            11.5000             .0000               7.5000
            11.5000             .0000

       1916436                  .5000              15.3750
        82,914.69               .0500              15.1750
             9.8750             .0000              15.1750
             9.3750             .1500               4.1750
             9.1750             .0000               4.1750
             9.1750             .0000

       1916437                  .5000              11.0000
       135,649.04               .0500              10.8000
             6.5000             .0000              10.8000
             6.0000             .1500               2.0500
             5.8000             .0000               2.0500
             5.8000             .0000

       1916438                  .5000              17.2500
        44,331.67               .0500              17.0500
            11.2500             .0000              17.0500
            10.7500             .1500               5.5600
            10.5500             .0000               5.5600
            10.5500             .0000

       1916439                  .5000              20.5500
        18,878.47               .0500              20.3500
            15.3750             .0000              20.3500
            14.8750             .1500               8.6100
            14.6750             .0000               8.6100
            14.6750             .0000

       1916440                  .5000              16.1500
       149,778.60               .0500              15.9500
            10.6500             .0000              15.9500
            10.1500             .1500               5.5500
             9.9500             .0000               5.5500
             9.9500             .0000

       1916441                  .5000              16.3500
        93,143.87               .0500              16.1500
            10.8750             .0000              16.1500
            10.3750             .1500               5.1750
            10.1750             .0000               5.1750
            10.1750             .0000

       1916442                  .5000              19.2700
        68,145.77               .0500              19.0700
            12.7700             .0000              19.0700
            12.2700             .1500               8.6000
            12.0700             .0000               8.6000
            12.0700             .0000
1



       1916443                  .5000              18.6500
       102,811.12               .0500              18.4500
            13.7500             .0000              18.4500
            13.2500             .1500               7.2900
            13.0500             .0000               7.2900
            13.0500             .0000

       1916444                  .5000              17.3750
        95,397.19               .0500              17.1750
            10.8750             .0000              17.1750
            10.3750             .1500               4.9250
            10.1750             .0000               4.9250
            10.1750             .0000

       1916445                  .5000              19.2500
        52,410.95               .0500              19.0500
            13.2500             .0000              19.0500
            12.7500             .1500               7.0500
            12.5500             .0000               7.0500
            12.5500             .0000

       1916446                  .5000              16.4900
       130,132.90               .0500              16.2900
             9.9900             .0000              16.2900
             9.4900             .1500               4.8000
             9.2900             .0000               4.8000
             9.2900             .0000

       1916447                  .5000              17.7500
        51,496.17               .0500              17.5500
            14.0000             .0000              17.5500
            13.5000             .1500               8.2500
            13.3000             .0000               8.2500
            13.3000             .0000

       1916448                  .5000              17.3750
        76,757.25               .0500              17.1750
            10.8750             .0000              17.1750
            10.3750             .1500               4.9250
            10.1750             .0000               4.9250
            10.1750             .0000

       1916449                  .5000              16.4900
       154,038.66               .0500              16.2900
            10.4900             .0000              16.2900
             9.9900             .1500               6.3000
             9.7900             .0000               6.3000
             9.7900             .0000

       1916450                  .5000              17.9900
        49,639.99               .0500              17.7900
            11.9900             .0000              17.7900
            11.4900             .1500               5.9250
            11.2900             .0000               5.9250
            11.2900             .0000
1



       1916451                  .5000              15.7400
       147,603.38               .0500              15.5400
            11.7400             .0000              15.5400
            11.2400             .1500               6.0500
            11.0400             .0000               6.0500
            11.0400             .0000

       1916452                  .5000              16.7500
        51,066.15               .0500              16.5500
            10.7500             .0000              16.5500
            10.2500             .1500               6.0500
            10.0500             .0000               6.0500
            10.0500             .0000

       1916453                  .5000              16.5000
        64,480.54               .0500              16.3000
            10.5000             .0000              16.3000
            10.0000             .1500               6.8000
             9.8000             .0000               6.8000
             9.8000             .0000

       1916454                  .5000              15.2500
        74,965.71               .0500              15.0500
             9.2500             .0000              15.0500
             8.7500             .1500               5.8000
             8.5500             .0000               5.8000
             8.5500             .0000

       1916455                  .5000              19.7500
        65,367.23               .0500              19.5500
            13.7500             .0000              19.5500
            13.2500             .1500               7.2900
            13.0500             .0000               7.2900
            13.0500             .0000

       1916456                  .5000              18.1250
        79,562.85               .0500              17.9250
            12.1250             .0000              17.9250
            11.6250             .1500               5.8000
            11.4250             .0000               5.8000
            11.4250             .0000

       1916457                  .5000              16.7500
        56,136.04               .0500              16.5500
            10.7500             .0000              16.5500
            10.2500             .1500               6.5500
            10.0500             .0000               6.5500
            10.0500             .0000

       1916458                  .5000              16.5000
       109,450.69               .0500              16.3000
            10.5000             .0000              16.3000
            10.0000             .1500               5.8000
             9.8000             .0000               5.8000
             9.8000             .0000
1



       1916459                  .5000              15.9900
        49,993.67               .0500              15.7900
             9.9900             .0000              15.7900
             9.4900             .1500               5.5500
             9.2900             .0000               5.5500
             9.2900             .0000

       1916461                  .5000              18.7500
       149,151.81               .0500              18.5500
            12.7500             .0000              18.5500
            12.2500             .1500               6.8000
            12.0500             .0000               6.8000
            12.0500             .0000

       1916462                  .5000              16.2500
        52,496.82               .0500              16.0500
            10.2500             .0000              16.0500
             9.7500             .1500               6.3000
             9.5500             .0000               6.3000
             9.5500             .0000

       1916463                  .5000              15.9900
        84,939.51               .0500              15.7900
             9.9900             .0000              15.7900
             9.4900             .1500               5.8000
             9.2900             .0000               5.8000
             9.2900             .0000

       1916464                  .5000              16.8750
        71,607.97               .0500              16.6750
            10.8750             .0000              16.6750
            10.3750             .1500               6.3000
            10.1750             .0000               6.3000
            10.1750             .0000

       1916465                  .5000              15.9900
        62,587.03               .0500              15.7900
             9.9900             .0000              15.7900
             9.4900             .1500               5.5500
             9.2900             .0000               5.5500
             9.2900             .0000

       1916466                  .5000              16.7500
        65,233.29               .0500              16.5500
            10.7500             .0000              16.5500
            10.2500             .1500               6.0500
            10.0500             .0000               6.0500
            10.0500             .0000

       1916468                  .5000              16.5000
       204,977.51               .0500              16.3000
            10.5000             .0000              16.3000
            10.0000             .1500               6.5500
             9.8000             .0000               6.5500
             9.8000             .0000
1



       1916469                  .5000              16.3750
        80,371.26               .0500              16.1750
            10.3750             .0000              16.1750
             9.8750             .1500               6.3000
             9.6750             .0000               6.3000
             9.6750             .0000

       1916470                  .5000              17.0000
        36,521.35               .0500              16.8000
            11.0000             .0000              16.8000
            10.5000             .1500               6.3000
            10.3000             .0000               6.3000
            10.3000             .0000

       1916471                  .5000              16.7500
        67,102.05               .0500              16.5500
            10.7500             .0000              16.5500
            10.2500             .1500               5.8000
            10.0500             .0000               5.8000
            10.0500             .0000

       1916472                  .5000              16.2000
       403,029.30               .0500              16.0000
            10.2000             .0000              16.0000
             9.7000             .1500               6.5500
             9.5000             .0000               6.5500
             9.5000             .0000

       1916473                  .5000              15.2500
       278,340.19               .0500              15.0500
             9.2500             .0000              15.0500
             8.7500             .1500               6.0500
             8.5500             .0000               6.0500
             8.5500             .0000

       1916475                  .5000              17.7400
       209,264.56               .0500              17.5400
            11.7400             .0000              17.5400
            11.2400             .1500               7.0500
            11.0400             .0000               7.0500
            11.0400             .0000

       1916476                  .5000              16.7500
       149,748.45               .0500              16.5500
            10.7500             .0000              16.5500
            10.2500             .1500               6.0500
            10.0500             .0000               6.0500
            10.0500             .0000

       1916477                  .5000              18.2500
        81,043.73               .0500              18.0500
            12.7500             .0000              18.0500
            12.2500             .1500               9.0500
            12.0500             .0000               9.0500
            12.0500             .0000
1



       1916478                  .5000              15.9500
       199,164.37               .0500              15.7500
            10.4500             .0000              15.7500
             9.9500             .1500               6.5500
             9.7500             .0000               6.5500
             9.7500             .0000

       1916479                  .5000              15.2000
        77,306.14               .0500              15.0000
            10.7000             .0000              15.0000
            10.2000             .1500               5.8000
            10.0000             .0000               5.8000
            10.0000             .0000

       1916480                  .5000              16.2500
       107,593.72               .0500              16.0500
            11.7500             .0000              16.0500
            11.2500             .1500               6.8000
            11.0500             .0000               6.8000
            11.0500             .0000

       1916481                  .5000              15.7500
       184,492.34               .0500              15.5500
            10.2500             .0000              15.5500
             9.7500             .1500               6.3500
             9.5500             .0000               6.3500
             9.5500             .0000

       1916482                  .5000              19.3750
        18,346.16               .0500              19.1750
            13.3750             .0000              19.1750
            12.8750             .1500               7.5500
            12.6750             .0000               7.5500
            12.6750             .0000

       1916483                  .5000              19.1250
        46,724.36               .0500              18.9250
            13.1250             .0000              18.9250
            12.6250             .1500               5.8000
            12.4250             .0000               5.8000
            12.4250             .0000

       1916484                  .5000              17.6250
       160,326.46               .0500              17.4250
            11.6250             .0000              17.4250
            11.1250             .1500               5.8000
            10.9250             .0000               5.8000
            10.9250             .0000

       1916485                  .5000              17.2500
        26,827.31               .0500              17.0500
            11.2500             .0000              17.0500
            10.7500             .1500               6.5500
            10.5500             .0000               6.5500
            10.5500             .0000
1



       1916486                  .5000              16.5000
       237,718.10               .0500              16.3000
            10.5000             .0000              16.3000
            10.0000             .1500               6.5500
             9.8000             .0000               6.5500
             9.8000             .0000

       2801279                  .5000              14.3000
       116,544.48               .0500              14.1000
             8.8000             .0000              14.1000
             8.3000             .1500               5.2000
             8.1000             .0000               5.2000
             8.1000             .0000

  TOTAL NUMBER OF LOANS:      288
  TOTAL BALANCE........:         42,748,705.86


1

  RUN ON     : 06/24/99            RFC DISCLOSURE SYSTEM      RFFSDARM-01
  AT         : 12.19.08            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RASC 1999-RS2 GROUP2  ARM SUMMARY REPORT       CUTOFF : 06/01/99
  POOL       : 0004386
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES    FROM        TO
  ------------------------------------------------------------------------------
  CURR NOTE RATE                       8.8514            5.6250     15.3750
  RFC NET RATE                         8.4262            5.1250     14.8750
  NET MTG RATE(INVSTR RATE)            8.2262            4.9250     14.6750
  POST STRIP RATE                      8.2262            4.9250     14.6750
  SUB SERV FEE                          .4252             .0000      1.0000
  MSTR SERV FEE                         .0500             .0500       .0500
  ALL EXP                               .0000             .0000       .0000
  MISC EXP                              .1500             .1500       .1500
  SPREAD                                .0000             .0000       .0000
  STRIP                                 .0000             .0000       .0000
  RFC NET CEILING(MX RFC NET RT)      14.1019             .0000     20.5500
  MAX NET MTG RT(MAX INV RT)          13.9019            -.2000     20.3500
  MAX POST STRIP RATE                 13.9019            -.2000     20.3500
  INV RATE MARGIN                      3.7720            -.2000      9.6000
  POST STRIP MARGIN                    3.7720            -.2000      9.6000







  TOTAL NUMBER OF LOANS:   288
  TOTAL BALANCE........:    42,748,705.86


                             ***************************
                             *      END OF REPORT      *
                             ***************************

                                   EXHIBIT G

                         FORMS OF REQUEST FOR RELEASE
DATE:
TO:
RE:         REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.
Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
Borrower Name(s):
Reason for Document Request: (circle onMortgage Loan Prepaid in Full
                                       Mortgage Loan Repurchased
"We hereby certify that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan pursuant to the Pooling and Servicing Agreement."
---------------------------
Residential Funding Corporation
Authorized Signature
******************************************************************************
TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.
     Enclosed Documents:      [] Promissory Note
                              [] Primary Insurance Policy
                              [] Mortgage or Deed of Trust
                              [] Assignment(s) of Mortgage or
                                 Deed of Trust
                              [] Title Insurance Policy
                              [] Other:
--------------------                            --------------------
Name                                            Date
--------------------
Title

                                  EXHIBIT H-1

                   FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF       )
               ) :ss.
COUNTY OF      )

            [NAME OF OFFICER], being first duly sworn, deposes and says:

            1. That he/she is a Director of Residential Funding Corporation (record or beneficial owner of the Mortgage Asset-Backed Pass-Through Certificates, Series 1999-RS2, Class R-I, Class R-II, Class R-III and Class R-IV (the "Class R Certificates"), (the "Owner"), a corporation duly organized and existing under the laws of the State of Delaware, on behalf of which he/she makes this affidavit and agreement.

            2. That the Owner (i) is not and will not be, as of June 30, 1999, a "disqualified organization" within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") or an "electing large partnership" within the meaning of Section 775 of the Code, (ii) will endeavor to remain other than a disqualified organization and an electing large partnership for so long as it retains its ownership in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

            3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.



                                    H-1-1

            4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

            5. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

            6. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(g) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(g) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(g)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

            7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Residual Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

            8. The Owner's Taxpayer Identification Number is ______________.

            9. This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.

            10. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax.

            11. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificates that the Owner intends to pay taxes associated with holding such Class R Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificates.

            12. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.



                                    H-1-2

            13. The Owner is a citizen or resident of the United States, a corporation, partnership (including an entity treated as a corporation or partnership for federal income tax purposes) or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof (except, in the case of a partnership, to the extent provided in regulations), an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust other than a "foreign trust" as defined in Section 7701(a)(31) of the Code

            14. The Purchaser hereby certifies, represents and warrants to, and covenants with the Company, the Trustee and the Master Servicer that the following statements in (a) or (b) are accurate: (a) The Certificates (i) are not being acquired by, and will not be transferred to, any employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that is subject to Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986 (the "Code") (any of the foregoing, a "Plan"), (ii) are not being acquired with "plan assets" of a Plan within the meaning of the Department of Labor ("DOL") regulation, 29 C.F.R. ss. 2510.3-101 or otherwise under ERISA, and (iii) will not be transferred to any entity that is deemed to be investing in plan assets within the meaning of the DOL regulation, 29 C.F.R. ss. 2510.3-101 or otherwise under ERISA;

            (b) The purchase of Certificates is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or
Section 4975 of the Code, will not subject the Company, the Trustee or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement and, with respect to each source of funds ("Source") being used by the Purchaser to acquire the Certificates, each of the following statements are accurate: (a) the Purchaser is an insurance company; (b) the Source is assets of the Purchaser's "general account;" (c) the conditions set forth in Prohibited Transaction Class Exemption ("PTCE") 95-60 issued by the DOL have been satisfied and the purchase, holding and transfer of Certificates by or on behalf of the Purchaser are exempt under PTCE 95-60; and (d) the amount of reserves and liabilities for such general account contracts held by or on behalf of any Plan do not exceed 10% of the total reserves and liabilities of such general account plus surplus as of the date hereof (for purposes of this clause, all Plans maintained by the same employer (or affiliate thereof) or employee organization are deemed to be a single Plan) in connection with its purchase and holding of such Certificates; or

            (c) The Owner will provide the Trustee, the Company and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or
Section 4975 of the Code and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.



                                    H-1-3

            In addition, the Owner hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Owner will not transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth in either (a), (b) or (c) above.

            Capitalized terms used but not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement.


                                    H-1-4

            IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by a [Title of Officer] and its corporate seal to be hereunto attached, attested by a [Assistant] Secretary, this _____ day of _________, 19___.

                                    [NAME OF OWNER]


                                    By:_________________________
                                    Name:     [Name of Officer]
                                    Title:    [Title of Officer]

[Corporate Seal]

ATTEST:



[Assistant] Secretary


            Personally appeared before me the above-named [Name of Officer], known or proven to me to be the same person who executed the foregoing instrument and to be a [Title of Officer] of the Owner, and acknowledged to me that he/she executed the same as his/her free act and deed and the free act and deed of the Owner.

            Subscribed and sworn before me this ______ day of _________, 19___.



                                    NOTARY PUBLIC

                                    COUNTY OF STATE OF My Commission expires the
                                    _____ day of ____________, 19____.

                                  EXHIBIT H-2

                        FORM OF TRANSFEROR CERTIFICATE

                                         ---------------, -----

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

The First National Bank of Chicago
One First National Plaza
Suite IL1-0126
Chicago, Illinois 60670-0126
Attention:  Corporate Trust Administration

            Re:   Mortgage Asset-Backed Pass-Through Certificates,
                                    Series 1999-RS2, Class R-I, Class R-II,
                  Class R-III and Class R-IV
Ladies and Gentlemen:

            This letter is delivered to you in connection with the transfer by ________________ (the "Seller") to _______________________ (the "Purchaser") of
$ ___________ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series 1999-RS2, Class R-I, Class R-II, Class R-III and Class R-IV (the "Class R Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of June 1, 1999, among Residential Asset Securities Corporation, as seller (the "Company"), Residential Funding Corporation, as master servicer and The First National Bank of Chicago, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

            1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

            2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit H-1. The Seller does not know or believe that any representation contained therein is false.

            3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E- 1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that


                                    H-2-1
the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

            4. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.

                                    Very truly yours,



                                    (Seller)


                                    By:
                                    Name:
                                    Title:




                                    H-2-2

                                  EXHIBIT I

                    FORM OF INVESTOR REPRESENTATION LETTER

                         -------------------, ------

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

The First National Bank of Chicago
One First National Plaza
Suite IL1-0126
Chicago, Illinois 60670-0126
Attention:  Corporate Trust Administration

            Re:   Mortgage Asset-Backed Pass-Through Certificates,
                  Series  1999-RS2,  Class R-I, R-II,  R-III and R-IV Ladies and
Gentlemen:

            _________________   (the  "Purchaser")   intends  to  purchase  from
______________ (the "Seller") $___________ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series 1999-RS2, Class R-I, R-II, R-III and R-IV (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of June 1, 1999 among Residential Asset Securities Corporation, as seller (the "Company"), Residential Funding Corporation, as master servicer and The First National Bank of Chicago, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

                 1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and
            (e) the Certificates will bear a legend to the foregoing effect.

                 2. The  Purchaser is  acquiring  the  Certificates  for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

                 3.  The   Purchaser   is  (a)  a   substantial,   sophisticated
            [institutional] investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

                 4.  The  Purchaser  has  been  furnished  with,  and has had an opportunity to review (a) [a copy of the Private Placement Memorandum, dated ________________, ____, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

                 5. The  Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                          Very truly yours,


                                          (Seller)

                                          By:
                                          Name:
                                          Title:

                                  EXHIBIT J

                   FORM OF TRANSFEROR REPRESENTATION LETTER

                                         ----------------, -----

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

The First National Bank of Chicago
One First National Plaza
Suite IL1-0126
Chicago, Illinois 60670-0126
Attention:Residential Funding Corporation Series 1999-RS2

            Re: Mortgage Asset-Backed Pass-Through Certificates, Series 1999-RS2, Class R-I, Class R-II, Class R-III and Class R-IV

Ladies and Gentlemen:

            In connection with the sale by __________ (the "Seller") to ______________ (the "Purchaser") of $____________ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series 1999-RS2, Class R-I, Class R-II, Class R-III and Class R-IV (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of June 1, 1999 among Residential Asset Securities Corporation, as seller (the "Company"), Residential Funding Corporation, as master servicer, and The First National Bank of Chicago, as trustee (the
"Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

            Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or
(e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of
Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                    Very truly yours,


                                    (Seller)

                                    By:
                                    Name:
                                    Title:

                                  EXHIBIT K

                  Text of Amendment to Pooling and Servicing
                 Agreement Pursuant to Section 11.01(e) for a
                               Limited Guaranty

                                 ARTICLE XII

           Subordinate Certificate Loss Coverage; Limited Guaranty

          Section 12.01. Subordinate Certificate Loss Coverage; Limited Guaranty. (a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Subservicer will be entitled to any reimbursement pursuant to Section 4.02(c) on such Distribution Date for Advances or Subservicer Advances previously made, (which will not be Advances or Subservicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Subservicer Advances reimbursed pursuant to
Section 4.02(c), to the extent such Advances or Subservicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class R Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(c).

          (b) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class R Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class R Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(c); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class R Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class R Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of
Section 4.05. Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class R Certificates will not be covered by the Subordinate Certificate Loss Obligation.

          (c) Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount Available") shall be equal to the lesser of (X) __________ minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection
(d) and (Y) the then outstanding Certificate Principal Balances of the Class R Certificates, or such lower amount as may be established pursuant to Section
12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

          (d) The Trustee will promptly notify General Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

          (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class R Certificateholders.

          (f) The Company shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance Corporation at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the Class R Certificates at the request of the Company that such substitution shall not lower the rating on the Class R Certificates below the lesser of (a) the then-current rating assigned to the Class R Certificates by such rating agency and (b) the original rating assigned to the Class R Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Company, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

          Section 12.02. Amendments Relating to the Limited Guaranty. Notwithstanding Sections 11.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XI may be amended in any manner; in each case by written instrument executed or consented to by the Company and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class R Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class R Certificates below the lesser of (a) the then-current rating assigned to the Class R Certificates by such rating agency and (b) the original rating assigned to the Class R Certificates by such rating agency, unless (A) the Holder of 100% of the Class R Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with Section 11.01(e) and, provided further that the Company obtains, in the case of a material amendment or supersession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supersession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or
(b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.

                                  EXHIBIT L

                           FORM OF LIMITED GUARANTY

                               LIMITED GUARANTY

                   RESIDENTIAL ASSET SECURITIES CORPORATION

               Mortgage Asset-Backed Pass-Through Certificates
                               Series 1999-RS2

                         ____________________, 19___

The First National Bank of Chicago
One First National Plaza
Suite IL1-0126
Chicago, Illinois 60670-0126
Attention:  Corporate Trust

Ladies and Gentlemen:

            WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Pooling and Servicing Agreement dated as of June 1, 1999 (the "Servicing Agreement"), among Residential Asset Securities Corporation (the "Company"), Residential Funding and The First National Bank of Chicago (the "Trustee") as amended by Amendment No. 1 thereto, dated as of _________, with respect to the Mortgage Asset-Backed Pass-Through Certificates, Series 1999-RS2 (the "Certificates"); and

            WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class R Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

            WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

            NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

            Provision of Funds. (a) GMAC agrees to contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution Date, such moneys as may be required by Residential Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with Section 11.01 of the Servicing Agreement.

            (b) The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 12.01(f) of the Servicing Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

            2. Waiver. GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

            3. Modification, Amendment and Termination. This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

            4. Successor. Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

            5. Governing Law. This Limited Guaranty shall be governed by the laws of the State of New York.

            6. Authorization and Reliance. GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

            7. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

            8. Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

            IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.
                                          GENERAL MOTORS ACCEPTANCE
                                          CORPORATION
                                          By:_____________________
                                          Name:__________________
                                          Title:___________________


Acknowledged by:
THE FIRST NATIONAL BANK OF CHICAGO,
as Trustee

By:___________________
Name:________________
Title:_________________


RESIDENTIAL ASSET SECURITIES CORPORATION

By:___________________
Name:________________
Title:_________________

                                  EXHIBIT M

         FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN

                                         ----------------, ----

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

The First National Bank of Chicago
One First National Plaza
Suite IL1-0126
Chicago, Illinois 60670-0126


Ladies and Gentlemen:

            This letter is delivered to you in connection with the assignment by __________________ (the "Trustee") to ___________________ (the "Lender") of
__________________ (the "Mortgage Loan") pursuant to Section 3.12(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of June 1, 1999, among Residential Asset Securities Corporation, as seller (the "Company"), Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

                 (i) the Mortgage Loan is secured by Mortgaged  Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

                 (ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

                 (iii) the Mortgage Loan following the proposed  assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

                 (iv) such  assignment  is at the request of the borrower  under the related Mortgage Loan.

                                                Very truly yours,


                                                (Lender)

                                                By:
                                                Name:
                                                Title:

                                  EXHIBIT N

                [FORM OF RULE 144A INVESTMENT REPRESENTATION]

           Description of Rule 144A Securities, including numbers:
                  =========================================
                  =========================================

            The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

            1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

            2. The Buyer warrants and represents to and covenants with the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of June 1, 1999 among Residential Funding Corporation, as Master Servicer, Residential Asset Securities Corporation, as Depositor and The First National Bank of Chicago, as trustee, pursuant to Section 5.02 of the Agreement, as follows:

                  a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

                  b The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

                  c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

                  d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                  e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex
      2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

            [3.   Reserved]

            4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

            IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.
------------------                        --------------------
Print Name of Seller                      Print Name of Buyer
By:________________                       By:_________________
Name:                                     Name:
Title:                                    Title:
Taxpayer Identification:                  Taxpayer Identification:
No:__________________                     No:__________________

Date:__________________                   Date:__________________

                                                          ANNEX 1 TO EXHIBIT N

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Buyers Other Than Registered Investment Companies]

            The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

            1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

            2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $____________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

      ____ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

      ____ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

      ____ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

     ____ Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

      ____ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

     ____ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

      ____ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

     ____ Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

      ____ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

     ____ Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

      ____ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R.
            10 plans.

            3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

            4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

            5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

____    ____      Will the Buyer be purchasing the Rule 144A
Yes     No        Securities only for the Buyer's own account?

            6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

     7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.


                              -----------------------------
                              Print Name of Buyer
                              By:   ___________________
                                    Name:
                                    Title:

                              Date: ______________________

                                                          ANNEX 2 TO EXHIBIT N

           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

            [For Buyers That Are Registered Investment Companies]

            The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

            1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

            2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

            The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

            The Buyer is part of a Family of Investment Companies which owned in the aggregate $_________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

            3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

            4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

            5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

     6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                    ---------------------
                                    Print Name of Buyer
                                    By:__________________
                                    Name:
                                    Title:
                                    IF AN ADVISER:
                                    ------------------------
                                    Print Name of Buyer

                                    Date: __________________

                                  EXHIBIT O

                           HIGH COST MORTGAGE LOANS
                               RFC Loan Number

                                  EXHIBIT P

                             FORM OF ERISA LETTER

                                    --------------, ----

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

The First National Bank of Chicago
One First National Plaza
Suite IL1-0126
Chicago, Illinois 60670-0126

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN  55437

Attention:  Residential Funding Corporation Series 1999-RS2

            Re:   Mortgage Asset-Backed Pass-Through Certificates,
                  Series 1999-RS2
Ladies and Gentlemen:

            _________________________ (the "Purchaser") intends to purchase from
___________________________  (the "Seller")  $_____________  Initial Certificate
Principal Balance of Mortgage Pass-Through Certificates, Series 1999-RS2, Class __ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of June 1, 1999 among
Residential Asset Securities Corporation, as the company (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer") and The First National Bank of Chicago, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

                        (a) The  Purchaser  is not an employee  benefit or other
            plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101;

                        (b) The Purchaser is an insurance company; the source of
            the funds being used by the Purchaser to acquire the Certificates is assets of the Purchaser's "general account"; the conditions set forth in Prohibited Transaction Class Exemption ("PTCE") 95-60 issued by the DOL have been satisfied and the purchase, holding and transfer of Certificates by or on behalf of the Purchaser are exempt under PTCE 95-60; and the amount of reserves and liabilities for such general account contracts held by or on behalf of any Plan does not exceed 10% of the total reserves and liabilities of such general account plus surplus as of the date hereof (for purposes of this clause, all Plans maintained by the same employer (or affiliate thereof) or employee organization are deemed to be a single Plan) in connection with its purchase and holding of such Certificates; or

                        (c) The Purchaser has provided the Trustee,  the Company
            and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

      In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either (a), (b) or (c) above.
                                          Very truly yours,


                                          (Purchaser)

                                          By:
                                          Name:
                                          Title:

                                  EXHIBIT Q

                    CERTIFICATE GUARANTY INSURANCE POLICY

                               (SEE TAB NO. 7)